                    UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2021

Item 1.

Reports to Stockholders

Fidelity® International Small Cap Fund

Annual Report

October 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	31.41%	9.36%	9.82%
Class M (incl. 3.50% sales charge)	34.20%	9.56%	9.76%
Class C (incl. contingent deferred sales charge)	37.36%	9.82%	9.80%
Fidelity® International Small Cap Fund	39.83%	10.98%	10.78%
Class I	39.80%	10.97%	10.82%
Class Z	39.99%	11.07%	10.87%

 Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

Period Ending Values
$27,841	Fidelity® International Small Cap Fund
$23,464	MSCI ACWI (All Country World Index) ex USA Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Sam Chamovitz:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 38% to 40%, roughly in line with the 38.98% advance of the benchmark MSCI All Country World ex US Small Cap (Net MA) Linked Index. From a regional standpoint, stock picks in Japan and the U.K. contributed most to the portfolio's relative result. Among sectors, security selection was the primary contributor versus the benchmark, especially in consumer staples. Strong picks among communication services stocks, particularly within the media & entertainment industry, also helped. Further bolstering the fund's relative return was security selection and an underweighting in real estate. Our top individual relative contributor was an out-of-benchmark stake in Volution (+167%), where we reduced our position the past 12 months. Also adding value was our larger-than-benchmark stake in Ultra Electronics, which gained roughly 85%. Another key contributor was our out-of-benchmark position in Western Forest Products (+171%). Conversely, an underweighting and stock picks in emerging markets – specifically, Taiwan – along with investment choices in Europe ex U.K. – notably, Ireland – detracted from relative performance this period. By sector, the primary detractor from performance versus the benchmark was our stock picks in energy. An overweighting in consumer discretionary also hampered the portfolio's relative result. Further weighing on relative performance was security selection among financials, especially within the insurance industry. Lastly, the fund's position in cash was a notable detractor the past 12 months. The most notable individual relative detractor was an overweight position in Arata (-26%), one of the fund's largest holdings this period. An outsized stake in Arc Land Sakamoto (-21%) also hurt. Further pressuring the portfolio’s relative return was a larger-than-benchmark holding in S Foods (-11%), which was among our biggest positions on October 31. Notable changes in positioning during the period include increased exposure to Germany and a lower allocation to Japan.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On November 16, 2021, David Jenkins assumed co-management responsibilities for the fund, joining Sam Chamovitz.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	20.7%
United Kingdom	11.5%
Canada	5.6%
United States of America*	5.5%
Germany	4.7%
Netherlands	3.9%
France	3.6%
Australia	3.3%
Taiwan	3.0%
Other	38.2%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	95.1
Short-Term Investments and Net Other Assets (Liabilities)	4.9

Top Ten Stocks as of October 31, 2021

% of fund's net assets
RHI Magnesita NV (Netherlands, Construction Materials)	1.3
Renesas Electronics Corp. (Japan, Semiconductors & Semiconductor Equipment)	1.2
Talanx AG (Germany, Insurance)	1.1
Open Text Corp. (Canada, Software)	1.0
Persol Holdings Co. Ltd. (Japan, Professional Services)	1.0
Dustin Group AB (Sweden, Internet & Direct Marketing Retail)	1.0
Rheinmetall AG (Germany, Industrial Conglomerates)	0.9
S Foods, Inc. (Japan, Food Products)	0.9
Isuzu Motors Ltd. (Japan, Automobiles)	0.9
International Games Systems Co. Ltd. (Taiwan, Entertainment)	0.8
10.1

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	20.6
Consumer Discretionary	17.0
Information Technology	11.6
Financials	9.9
Materials	8.6
Consumer Staples	7.9
Real Estate	7.3
Health Care	5.3
Communication Services	4.0
Energy	2.5

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 3.3%
GUD Holdings Ltd.	2,341,367	$21,487,779
Imdex Ltd.	6,534,507	14,107,723
Inghams Group Ltd.	8,381,085	23,390,330
Nanosonics Ltd. (a)	1,887,880	8,407,334
National Storage REIT unit	10,282,389	18,486,476
Servcorp Ltd. (b)	7,066,585	21,529,146
SomnoMed Ltd. (a)(b)	4,189,521	8,131,043

TOTAL AUSTRALIA		115,539,831

Austria - 1.3%
Mayr-Melnhof Karton AG	113,600	22,350,936
Wienerberger AG	682,300	24,151,182

TOTAL AUSTRIA		46,502,118

Belgium - 1.3%
Econocom Group SA	5,450,195	23,028,055
Fagron NV	1,279,900	22,163,875

TOTAL BELGIUM		45,191,930

Bermuda - 0.8%
Hiscox Ltd.	2,444,851	27,871,354
Brazil - 1.1%
Hypermarcas SA	4,193,000	20,846,873
YDUQS Participacoes SA	4,889,900	18,073,517

TOTAL BRAZIL		38,920,390

Canada - 5.6%
CCL Industries, Inc. Class B	364,100	19,902,525
Computer Modelling Group Ltd.	2,172,763	9,515,494
ECN Capital Corp.	2,153,600	18,723,930
Genesis Land Development Corp. (b)	2,969,722	6,238,912
Lassonde Industries, Inc. Class A (sub. vtg.)	162,199	23,065,128
McCoy Global, Inc. (a)(c)	1,328,570	858,804
North West Co., Inc.	651,700	17,709,010
Open Text Corp.	725,996	36,569,643
Richelieu Hardware Ltd.	289,400	10,216,456
TFI International, Inc. (Canada)	131,800	14,614,507
Total Energy Services, Inc. (a)	603,900	2,449,562
VerticalScope Holdings, Inc.	636,000	13,618,293
Western Forest Products, Inc.	13,309,175	23,013,603

TOTAL CANADA		196,495,867

Cayman Islands - 2.5%
ASM Pacific Technology Ltd.	2,057,400	22,225,367
Best Pacific International Holdings Ltd.	22,196,000	6,732,544
China Metal Recycling (Holdings) Ltd. (a)(d)	436,800	1
Impro Precision Industries Ltd. (e)	17,756,300	5,477,170
Medlive Technology Co. Ltd.	236,000	1,165,592
Pico Far East Holdings Ltd.	61,300,071	10,163,497
Precision Tsugami China Corp. Ltd.	8,354,453	12,348,334
Value Partners Group Ltd.	22,441,000	11,537,048
Xingda International Holdings Ltd.	75,499,631	17,175,547

TOTAL CAYMAN ISLANDS		86,825,100

China - 2.6%
Qingdao Port International Co. Ltd. (H Shares) (e)	33,596,000	16,883,280
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	4,935,779	25,234,635
Sinopharm Group Co. Ltd. (H Shares)	6,719,200	16,028,321
TravelSky Technology Ltd. (H Shares)	10,681,000	19,987,836
Weifu High-Technology Group Co. Ltd. (B Shares)	7,043,386	13,379,763

TOTAL CHINA		91,513,835

Denmark - 0.6%
Spar Nord Bank A/S	1,785,226	22,998,483
Finland - 1.1%
Kamux Corp. (c)	932,700	14,469,460
Nanoform Finland PLC (a)	797,822	6,834,111
Rovio Entertainment OYJ (e)	2,325,400	19,072,512

TOTAL FINLAND		40,376,083

France - 3.6%
Altarea SCA	99,557	21,291,260
Antin Infrastructure Partners SA	67,600	2,570,990
Elior SA (a)(e)	2,387,300	18,821,282
Lectra	420,654	17,603,192
Maisons du Monde SA (e)	966,407	21,874,120
Thermador Groupe SA	209,466	23,826,841
Vicat SA	466,192	19,859,127

TOTAL FRANCE		125,846,812

Germany - 4.7%
DIC Asset AG	1,229,200	21,584,310
DWS Group GmbH & Co. KGaA (e)	217,600	9,412,836
JOST Werke AG (e)	413,172	23,929,104
NORMA Group AG	352,100	15,141,427
Rheinmetall AG	327,325	31,724,025
Takkt AG	1,531,112	24,991,913
Talanx AG	846,467	40,706,260

TOTAL GERMANY		167,489,875

Greece - 0.8%
Mytilineos SA	1,472,216	26,838,674
Hong Kong - 1.1%
Dah Sing Banking Group Ltd.	3,278,800	3,143,737
Far East Horizon Ltd.	17,112,000	16,341,130
Magnificent Hotel Investment Ltd. (a)	316,412,000	4,717,408
Sino Land Ltd.	10,449,979	13,726,468

TOTAL HONG KONG		37,928,743

India - 2.9%
Barbeque Nation Hospitality Ltd. (a)	763,267	12,714,498
Cyient Ltd.	1,001,666	14,275,628
Embassy Office Parks (REIT)	4,940,200	23,044,380
IndusInd Bank Ltd.	1,833,100	27,884,739
L&T Technology Services Ltd. (e)	137,990	8,698,589
Shriram Transport Finance Co. Ltd.	835,452	16,007,954

TOTAL INDIA		102,625,788

Indonesia - 0.7%
PT ACE Hardware Indonesia Tbk	98,215,000	9,774,706
PT Selamat Sempurna Tbk	131,678,300	14,778,083

TOTAL INDONESIA		24,552,789

Ireland - 2.3%
Adient PLC (a)	582,400	24,239,488
Dalata Hotel Group PLC (a)	2,860,609	12,235,397
Irish Residential Properties REIT PLC	12,713,900	23,956,548
Mincon Group PLC (b)	12,295,244	19,187,958

TOTAL IRELAND		79,619,391

Italy - 2.3%
Banca Generali SpA	363,800	17,099,677
BFF Bank SpA (e)	2,448,400	21,906,912
Intercos SpA (a)	157,500	2,275,875
MARR SpA	960,627	22,609,471
MARR SpA	25,200	593,111
Recordati SpA	289,711	18,125,108

TOTAL ITALY		82,610,154

Japan - 20.7%
Aeon Delight Co. Ltd.	540,500	16,599,798
Amano Corp.	756,450	18,718,867
Arata Corp.	678,500	24,017,866
Arcland Sakamoto Co. Ltd.	1,748,534	26,154,367
Central Automotive Products Ltd.	374,100	9,750,691
Daiichikosho Co. Ltd.	436,000	15,830,915
DaikyoNishikawa Corp.	2,516,700	15,123,673
Daiwa Industries Ltd.	1,729,200	19,272,245
Dexerials Corp.	1,202,300	24,321,626
Dip Corp.	538,900	19,335,362
GMO Internet, Inc.	709,800	19,600,563
Inaba Denki Sangyo Co. Ltd.	607,200	14,565,262
Isuzu Motors Ltd.	2,253,100	30,310,519
Jm Holdings Co. Ltd.	220,000	3,611,185
LIXIL Group Corp.	796,900	20,472,274
Maruwa Ceramic Co. Ltd.	195,700	21,935,422
Meitec Corp.	268,900	16,173,674
Minebea Mitsumi, Inc.	769,500	19,481,462
Mitani Shoji Co. Ltd.	870,800	13,478,296
Nihon Parkerizing Co. Ltd.	2,069,400	20,647,112
Nishimoto Co. Ltd.	560,400	20,930,217
NOF Corp.	141,900	7,121,478
NSD Co. Ltd.	1,201,300	22,890,180
PALTAC Corp.	353,300	15,644,051
Paramount Bed Holdings Co. Ltd.	613,400	11,445,499
Park24 Co. Ltd. (a)	1,106,600	16,950,640
Persol Holdings Co. Ltd.	1,251,700	33,644,016
Poletowin Pitcrew Holdings, Inc.	488,900	4,408,267
Renesas Electronics Corp. (a)	3,367,500	41,425,062
Roland Corp.	448,400	18,436,264
S Foods, Inc.	1,074,723	31,120,924
San-Ai Oil Co. Ltd.	1,815,100	23,655,910
Ship Healthcare Holdings, Inc.	765,200	20,099,028
Sugi Holdings Co. Ltd.	347,700	24,895,777
Sumco Corp.	911,300	17,413,677
TIS, Inc.	868,400	23,657,711
TKC Corp.	286,800	8,792,208
Tsuruha Holdings, Inc.	147,200	18,156,414

TOTAL JAPAN		730,088,502

Korea (South) - 1.7%
Hyundai Fire & Marine Insurance Co. Ltd.	755,976	16,914,529
Soulbrain Co. Ltd.	103,700	23,158,791
Vitzrocell Co. Ltd. (b)	1,420,000	19,748,086

TOTAL KOREA (SOUTH)		59,821,406

Luxembourg - 0.9%
B&M European Value Retail SA	1,674,300	14,508,912
Stabilus SA	242,400	18,213,936

TOTAL LUXEMBOURG		32,722,848

Mexico - 2.1%
GCC S.A.B. de CV	2,722,800	20,254,363
Genomma Lab Internacional SA de CV (a)	16,457,347	15,747,510
Gruma S.A.B. de CV Series B	1,904,000	22,357,296
Qualitas Controladora S.A.B. de CV	3,437,135	15,921,875

TOTAL MEXICO		74,281,044

Netherlands - 3.9%
AerCap Holdings NV (a)	439,972	25,975,947
Amsterdam Commodities NV (a)	926,899	26,037,335
Arcadis NV	346,350	16,896,061
Intertrust NV (a)(e)	1,019,170	15,410,340
RHI Magnesita NV	1,014,891	46,640,238
Van Lanschot NV (Bearer)	283,041	7,852,690

TOTAL NETHERLANDS		138,812,611

New Zealand - 0.5%
EBOS Group Ltd.	692,210	17,981,366
Norway - 0.8%
Europris ASA (e)	2,139,800	15,805,528
Fjordkraft Holding ASA (e)	2,219,100	13,199,703

TOTAL NORWAY		29,005,231

Panama - 0.6%
Intercorp Financial Services, Inc.	717,700	20,612,344
Philippines - 1.2%
Century Pacific Food, Inc.	41,034,700	22,991,131
Robinsons Land Corp.	63,007,700	21,206,314

TOTAL PHILIPPINES		44,197,445

Romania - 0.5%
Banca Transilvania SA	27,399,645	16,064,918
Singapore - 2.2%
Boustead Singapore Ltd.	13,034,012	9,858,874
Hour Glass Ltd.	13,304,580	19,337,766
HRnetgroup Ltd.	29,852,200	18,041,930
Mapletree Industrial (REIT)	8,981,256	18,315,502
Wing Tai Holdings Ltd.	9,410,300	13,537,992

TOTAL SINGAPORE		79,092,064

Spain - 3.0%
Cie Automotive SA	700,300	19,040,541
Compania de Distribucion Integral Logista Holdings SA	1,190,400	25,375,328
Grupo Catalana Occidente SA	550,922	19,583,624
Indra Sistemas SA (a)	1,783,677	21,547,175
Prosegur Compania de Seguridad SA (Reg.)	6,671,881	18,896,101

TOTAL SPAIN		104,442,769

Sweden - 2.7%
Dustin Group AB (e)	2,729,925	33,408,840
Granges AB	1,161,745	12,641,485
Haypp Group (a)	1,154,900	7,974,566
HEXPOL AB (B Shares)	1,559,700	18,215,872
John Mattson Fastighetsforetag (a)	763,000	15,636,702
Nordnet AB	376,000	7,208,710

TOTAL SWEDEN		95,086,175

Taiwan - 3.0%
International Games Systems Co. Ltd.	1,108,000	28,411,277
Lumax International Corp. Ltd.	5,041,436	12,872,907
Sporton International, Inc.	1,642,312	13,300,103
Test Research, Inc.	7,690,000	15,437,996
Tripod Technology Corp.	4,420,000	18,651,463
Yageo Corp.	783,000	12,204,058
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	2,538,000	6,608,188

TOTAL TAIWAN		107,485,992

Thailand - 0.6%
Star Petroleum Refining PCL (a)	68,317,400	21,619,430
United Kingdom - 11.5%
Alliance Pharma PLC	17,719,344	24,928,803
Anhui Heli Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 1/21/22 (a)(e)	11,961,356	19,606,457
Biffa PLC (a)(e)	4,301,725	23,430,760
Bodycote PLC	1,370,618	14,996,695
Bridgepoint Group Holdings Ltd. (e)	500,300	3,396,040
Bytes Technology Group PLC	1,436,100	10,495,101
Grainger Trust PLC	5,682,628	24,015,254
Harbour Energy PLC (a)	1,105,300	5,315,481
Hyve Group PLC (a)	7,233,042	10,740,176
Informa PLC (a)	2,436,186	17,317,016
J.D. Wetherspoon PLC (a)	1,478,100	20,693,794
Jet2 PLC (a)	1,010,700	16,868,044
John Wood Group PLC (a)	8,348,100	24,391,931
Luxfer Holdings PLC sponsored	1,078,459	21,687,810
Mears Group PLC (b)	7,921,714	21,465,698
On The Beach Group PLC (a)(e)	3,196,736	13,059,056
Reach PLC	2,312,600	10,016,936
Savills PLC	999,700	19,400,217
Tate & Lyle PLC	2,053,300	18,214,703
Ten Entertainment Group PLC (a)(b)	5,931,311	21,673,179
Ultra Electronics Holdings PLC	383,681	17,023,309
Vistry Group PLC	1,175,057	19,619,116
Volution Group PLC	1,352,842	9,146,074
WH Smith PLC (a)	917,500	19,613,169

TOTAL UNITED KINGDOM		407,114,819

United States of America - 0.6%
Adtalem Global Education, Inc. (a)	583,500	21,548,655
TOTAL COMMON STOCKS
(Cost $2,763,418,972)		3,359,724,836

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.06% (f)	73,865,059	73,879,832
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	6,261,118	6,261,744
TOTAL MONEY MARKET FUNDS
(Cost $80,136,817)		80,141,576
TOTAL INVESTMENT IN SECURITIES - 97.4%
(Cost $2,843,555,789)		3,439,866,412
NET OTHER ASSETS (LIABILITIES) - 2.6%		92,103,014
NET ASSETS - 100%		$3,531,969,426

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $283,392,529 or 8.0% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$99,965,498	$611,322,908	$637,402,524	$76,307	$(6,050)	$--	$73,879,832	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	9,809,941	88,325,728	91,873,925	55,413	--	--	6,261,744	0.0%
Total	$109,775,439	$699,648,636	$729,276,449	$131,720	$(6,050)	$--	$80,141,576

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Genesis Land Development Corp.	$3,120,627	$--	$--	$293,303	$--	$3,118,285	$6,238,912
McColl's Retail Group PLC	2,550,109	--	4,264,471	--	(14,598,286)	16,312,648	--
Mears Group PLC	9,949,193	1,297,821	--	269,655	--	10,218,684	21,465,698
Mincon Group PLC	12,191,853	592,785	--	466,528	--	6,403,320	19,187,958
Servcorp Ltd.	10,031,922	3,173,501	--	890,589	--	8,323,723	21,529,146
SomnoMed Ltd.	4,958,437	480,515	--	--	--	2,692,091	8,131,043
Ten Entertainment Group PLC	9,701,487	1,193,350	--	--	--	10,778,342	21,673,179
Vitzrocell Co. Ltd.	--	20,158,152	--	--	--	(410,066)	19,748,086
Total	$52,503,628	$26,896,124	$4,264,471	$1,920,075	$(14,598,286)	$57,437,027	$117,974,022

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$144,505,984	$109,339,707	$35,166,277	$--
Consumer Discretionary	601,186,058	461,748,627	139,437,431	--
Consumer Staples	277,957,907	176,967,515	100,990,392	--
Energy	87,806,612	64,150,702	23,655,910	--
Financials	343,759,780	326,845,251	16,914,529	--
Health Care	191,904,463	159,194,344	32,710,119	--
Industrials	718,338,492	508,346,282	209,992,210	--
Information Technology	415,189,097	212,025,514	203,163,583	--
Materials	303,907,259	252,979,877	50,927,381	1
Real Estate	261,969,481	261,969,481	--	--
Utilities	13,199,703	13,199,703	--	--
Money Market Funds	80,141,576	80,141,576	--	--
Total Investments in Securities:	$3,439,866,412	$2,626,908,579	$812,957,832	$1

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $5,800,087) — See accompanying schedule: Unaffiliated issuers (cost $2,652,503,984)	$3,241,750,814
Fidelity Central Funds (cost $80,136,817)	80,141,576
Other affiliated issuers (cost $110,914,988)	117,974,022
Total Investment in Securities (cost $2,843,555,789)		$3,439,866,412
Foreign currency held at value (cost $96,068,003)		95,657,133
Receivable for investments sold		2,414,273
Receivable for fund shares sold		3,883,116
Dividends receivable		8,187,272
Distributions receivable from Fidelity Central Funds		14,842
Prepaid expenses		4,291
Other receivables		106,504
Total assets		3,550,133,843
Liabilities
Payable for investments purchased	$2,275,875
Payable for fund shares redeemed	1,398,905
Accrued management fee	2,137,243
Distribution and service plan fees payable	53,843
Other affiliated payables	534,408
Other payables and accrued expenses	5,506,494
Collateral on securities loaned	6,257,649
Total liabilities		18,164,417
Net Assets		$3,531,969,426
Net Assets consist of:
Paid in capital		$2,771,170,703
Total accumulated earnings (loss)		760,798,723
Net Assets		$3,531,969,426
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($136,130,733 ÷ 3,967,833 shares)(a)		$34.31
Maximum offering price per share (100/94.25 of $34.31)		$36.40
Class M:
Net Asset Value and redemption price per share ($19,926,383 ÷ 584,075 shares)(a)		$34.12
Maximum offering price per share (100/96.50 of $34.12)		$35.36
Class C:
Net Asset Value and offering price per share ($21,683,375 ÷ 658,391 shares)(a)		$32.93
International Small Cap:
Net Asset Value, offering price and redemption price per share ($1,534,213,984 ÷ 43,777,247 shares)		$35.05
Class I:
Net Asset Value, offering price and redemption price per share ($1,080,258,251 ÷ 30,626,375 shares)		$35.27
Class Z:
Net Asset Value, offering price and redemption price per share ($739,756,700 ÷ 20,977,715 shares)		$35.26

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends (including $1,920,075 earned from other affiliated issuers)		$77,156,597
Interest		18,981
Income from Fidelity Central Funds (including $55,413 from security lending)		131,720
Income before foreign taxes withheld		77,307,298
Less foreign taxes withheld		(8,913,804)
Total income		68,393,494
Expenses
Management fee
Basic fee	$25,142,720
Performance adjustment	(1,447,359)
Transfer agent fees	4,514,707
Distribution and service plan fees	602,925
Accounting fees	1,315,153
Custodian fees and expenses	552,452
Independent trustees' fees and expenses	11,256
Registration fees	204,176
Audit	113,693
Legal	3,844
Miscellaneous	12,655
Total expenses before reductions	31,026,222
Expense reductions	(50,997)
Total expenses after reductions		30,975,225
Net investment income (loss)		37,418,269
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,645,634)	218,360,637
Fidelity Central Funds	(6,050)
Other affiliated issuers	(14,598,286)
Foreign currency transactions	(1,012,871)
Total net realized gain (loss)		202,743,430
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $4,478,226)	571,971,524
Affiliated issuers	57,437,027
Assets and liabilities in foreign currencies	(566,802)
Total change in net unrealized appreciation (depreciation)		628,841,749
Net gain (loss)		831,585,179
Net increase (decrease) in net assets resulting from operations		$869,003,448

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$37,418,269	$30,398,195
Net realized gain (loss)	202,743,430	(24,535,777)
Change in net unrealized appreciation (depreciation)	628,841,749	(140,992,105)
Net increase (decrease) in net assets resulting from operations	869,003,448	(135,129,687)
Distributions to shareholders	(21,019,114)	(60,415,664)
Share transactions - net increase (decrease)	558,815,987	(130,456,723)
Total increase (decrease) in net assets	1,406,800,321	(326,002,074)
Net Assets
Beginning of period	2,125,169,105	2,451,171,179
End of period	$3,531,969,426	$2,125,169,105

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$24.75	$26.32	$25.78	$29.24	$23.81
Income from Investment Operations
Net investment income (loss)A	.31	.27	.49	.38	.29
Net realized and unrealized gain (loss)	9.42	(1.26)	1.43	(2.87)	5.70
Total from investment operations	9.73	(.99)	1.92	(2.49)	5.99
Distributions from net investment income	(.17)	(.44)	(.38)	(.23)	(.28)
Distributions from net realized gain	–	(.14)	(1.00)	(.74)	(.29)
Total distributions	(.17)	(.58)	(1.38)	(.97)	(.57)
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$34.31	$24.75	$26.32	$25.78	$29.24
Total ReturnC,D	39.43%	(3.91)%	8.00%	(8.83)%	25.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.29%	1.36%	1.47%	1.49%	1.55%
Expenses net of fee waivers, if any	1.29%	1.36%	1.47%	1.49%	1.55%
Expenses net of all reductions	1.29%	1.35%	1.46%	1.48%	1.55%
Net investment income (loss)	.95%	1.09%	1.94%	1.33%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$136,131	$92,044	$105,786	$80,395	$63,459
Portfolio turnover rateG	28%	43%	28%	25%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$24.62	$26.18	$25.62	$29.07	$23.65
Income from Investment Operations
Net investment income (loss)A	.22	.19	.41	.30	.21
Net realized and unrealized gain (loss)	9.38	(1.25)	1.43	(2.86)	5.69
Total from investment operations	9.60	(1.06)	1.84	(2.56)	5.90
Distributions from net investment income	(.10)	(.36)	(.27)	(.15)	(.19)
Distributions from net realized gain	–	(.14)	(1.00)	(.74)	(.29)
Total distributions	(.10)	(.50)	(1.28)B	(.89)	(.48)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$34.12	$24.62	$26.18	$25.62	$29.07
Total ReturnD,E	39.07%	(4.19)%	7.65%	(9.10)%	25.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.57%	1.67%	1.78%	1.77%	1.84%
Expenses net of fee waivers, if any	1.57%	1.67%	1.78%	1.77%	1.84%
Expenses net of all reductions	1.57%	1.65%	1.77%	1.76%	1.84%
Net investment income (loss)	.68%	.78%	1.62%	1.05%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$19,926	$12,492	$16,013	$16,362	$18,148
Portfolio turnover rateH	28%	43%	28%	25%	22%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.80	$25.27	$24.77	$28.21	$22.97
Income from Investment Operations
Net investment income (loss)A	.06	.08	.28	.16	.08
Net realized and unrealized gain (loss)	9.07	(1.23)	1.39	(2.76)	5.53
Total from investment operations	9.13	(1.15)	1.67	(2.60)	5.61
Distributions from net investment income	–	(.18)	(.17)	(.10)	(.08)
Distributions from net realized gain	–	(.14)	(1.00)	(.74)	(.29)
Total distributions	–	(.32)	(1.17)	(.84)	(.37)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$32.93	$23.80	$25.27	$24.77	$28.21
Total ReturnC,D	38.36%	(4.65)%	7.17%	(9.51)%	24.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.05%	2.13%	2.24%	2.24%	2.33%
Expenses net of fee waivers, if any	2.05%	2.13%	2.24%	2.24%	2.33%
Expenses net of all reductions	2.05%	2.11%	2.23%	2.23%	2.32%
Net investment income (loss)	.19%	.32%	1.16%	.58%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$21,683	$17,659	$23,937	$41,918	$26,005
Portfolio turnover rateG	28%	43%	28%	25%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$25.28	$26.86	$26.29	$29.77	$24.23
Income from Investment Operations
Net investment income (loss)A	.41	.34	.57	.48	.37
Net realized and unrealized gain (loss)	9.61	(1.27)	1.45	(2.93)	5.79
Total from investment operations	10.02	(.93)	2.02	(2.45)	6.16
Distributions from net investment income	(.25)	(.51)	(.45)	(.29)	(.34)
Distributions from net realized gain	–	(.14)	(1.00)	(.74)	(.29)
Total distributions	(.25)	(.65)	(1.45)	(1.03)	(.63)
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$35.05	$25.28	$26.86	$26.29	$29.77
Total ReturnC	39.83%	(3.61)%	8.27%	(8.54)%	26.18%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.01%	1.08%	1.19%	1.20%	1.25%
Expenses net of fee waivers, if any	1.01%	1.08%	1.19%	1.20%	1.25%
Expenses net of all reductions	1.01%	1.07%	1.18%	1.19%	1.24%
Net investment income (loss)	1.23%	1.37%	2.22%	1.62%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$1,534,214	$1,122,746	$1,282,412	$1,256,193	$1,418,452
Portfolio turnover rateF	28%	43%	28%	25%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$25.44	$27.03	$26.45	$29.97	$24.42
Income from Investment Operations
Net investment income (loss)A	.41	.35	.58	.47	.38
Net realized and unrealized gain (loss)	9.67	(1.28)	1.46	(2.95)	5.82
Total from investment operations	10.08	(.93)	2.04	(2.48)	6.20
Distributions from net investment income	(.25)	(.52)	(.46)	(.30)	(.37)
Distributions from net realized gain	–	(.14)	(1.00)	(.74)	(.29)
Total distributions	(.25)	(.66)	(1.46)	(1.04)	(.66)
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$35.27	$25.44	$27.03	$26.45	$29.97
Total ReturnC	39.80%	(3.62)%	8.28%	(8.58)%	26.17%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.08%	1.19%	1.21%	1.28%
Expenses net of fee waivers, if any	1.02%	1.08%	1.18%	1.21%	1.28%
Expenses net of all reductions	1.02%	1.06%	1.18%	1.20%	1.27%
Net investment income (loss)	1.22%	1.38%	2.22%	1.61%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$1,080,258	$605,100	$777,771	$564,988	$237,469
Portfolio turnover rateF	28%	43%	28%	25%	22%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$25.43	$27.03	$26.46	$28.78
Income from Investment Operations
Net investment income (loss)B	.45	.38	.61	.03
Net realized and unrealized gain (loss)	9.67	(1.28)	1.47	(2.35)
Total from investment operations	10.12	(.90)	2.08	(2.32)
Distributions from net investment income	(.29)	(.56)	(.50)	–
Distributions from net realized gain	–	(.14)	(1.00)	–
Total distributions	(.29)	(.70)	(1.51)C	–
Redemption fees added to paid in capitalB	–	–	–	–
Net asset value, end of period	$35.26	$25.43	$27.03	$26.46
Total ReturnD,E	39.99%	(3.51)%	8.44%	(8.06)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.89%	.94%	1.05%	1.15%H
Expenses net of fee waivers, if any	.89%	.94%	1.05%	1.15%H
Expenses net of all reductions	.89%	.93%	1.04%	1.14%H
Net investment income (loss)	1.35%	1.51%	2.35%	2.01%H
Supplemental Data
Net assets, end of period (000 omitted)	$739,757	$275,127	$245,252	$7,421
Portfolio turnover rateI	28%	43%	28%	25%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$747,615,549
Gross unrealized depreciation	(207,108,549)
Net unrealized appreciation (depreciation)	$540,507,000
Tax Cost	$2,899,359,412

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$120,684,670
Undistributed long-term capital gain	$105,479,392
Net unrealized appreciation (depreciation) on securities and other investments	$539,986,321

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$21,019,114	$ 56,242,686
Long-term Capital Gains	–	4,172,978
Total	$21,019,114	$ 60,415,664

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Fund	1,298,617,907	794,557,290

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/-.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the International Small Cap index Cap as compared to its benchmark index, the MSCI ACWI (All Country World Index) ex USA Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$298,966	$4,222
Class M	.25%	.25%	86,762	–
Class C	.75%	.25%	217,197	27,049
			$602,925	$31,271

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$31,534
Class M	2,655
Class C(a)	1,227
$35,416

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$234,172.20
Class M	38,105.22
Class C	44,903.21
International Small Cap	2,447,812.17
Class I	1,537,860.17
Class Z	211,855.04
	$4,514,707

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Small Cap Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Small Cap Fund	$455

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Small Cap Fund	28,115,351	6,894,279	1,282,934

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Small Cap Fund	$5,221

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Small Cap Fund	$3,602	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $19.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $50,978.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity International Small Cap Fund
Distributions to shareholders
Class A	$622,406	$2,384,232
Class M	53,224	304,208
Class C	–	295,806
International Small Cap	11,248,767	31,519,090
Class I	5,954,650	18,753,159
Class Z	3,140,067	7,159,169
Total	$21,019,114	$60,415,664

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity International Small Cap Fund
Class A
Shares sold	1,096,168	2,524,897	$36,087,902	$59,510,790
Reinvestment of distributions	20,641	87,479	602,724	2,326,940
Shares redeemed	(868,345)	(2,912,683)	(27,783,984)	(69,359,325)
Net increase (decrease)	248,464	(300,307)	$8,906,642	$(7,521,595)
Class M
Shares sold	192,504	65,170	$6,165,671	$1,616,133
Reinvestment of distributions	1,822	11,416	53,041	302,969
Shares redeemed	(117,643)	(180,814)	(3,719,741)	(4,251,620)
Net increase (decrease)	76,683	(104,228)	$2,498,971	$(2,332,518)
Class C
Shares sold	124,712	138,385	$3,881,022	$3,407,389
Reinvestment of distributions	–	11,407	–	293,855
Shares redeemed	(208,320)	(355,222)	(6,445,073)	(8,126,021)
Net increase (decrease)	(83,608)	(205,430)	$(2,564,051)	$(4,424,777)
International Small Cap
Shares sold	11,483,683	12,818,627	$380,507,391	$314,903,517
Reinvestment of distributions	351,180	1,085,455	10,447,597	29,415,824
Shares redeemed	(12,475,148)	(17,225,026)	(415,087,040)	(409,514,236)
Net increase (decrease)	(640,285)	(3,320,944)	$(24,132,052)	$(65,194,895)
Class I
Shares sold	14,337,771	13,046,234	$478,972,006	$317,826,804
Reinvestment of distributions	190,830	668,307	5,715,372	18,231,405
Shares redeemed	(7,690,269)	(18,698,646)	(254,833,029)	(440,114,911)
Net increase (decrease)	6,838,332	(4,984,105)	$229,854,349	$(104,056,702)
Class Z
Shares sold	15,195,411	6,570,577	$516,119,932	$164,218,517
Reinvestment of distributions	86,491	213,836	2,586,946	5,822,753
Shares redeemed	(5,123,203)	(5,039,772)	(174,454,750)	(116,967,506)
Net increase (decrease)	10,158,699	1,744,641	$344,252,128	$53,073,764

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity International Small Cap Fund
Class A	1.28%
Actual		$1,000.00	$1,030.90	$6.55
Hypothetical-C		$1,000.00	$1,018.75	$6.51
Class M	1.55%
Actual		$1,000.00	$1,029.60	$7.93
Hypothetical-C		$1,000.00	$1,017.39	$7.88
Class C	2.04%
Actual		$1,000.00	$1,026.80	$10.42
Hypothetical-C		$1,000.00	$1,014.92	$10.36
International Small Cap	1.00%
Actual		$1,000.00	$1,032.40	$5.12
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class I	1.01%
Actual		$1,000.00	$1,032.20	$5.17
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class Z	.88%
Actual		$1,000.00	$1,032.80	$4.51
Hypothetical-C		$1,000.00	$1,020.77	$4.48

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Fund
Class A	12/06/21	12/03/21	$0.631	$1.522
Class M	12/06/21	12/03/21	$0.546	$1.522
Class C	12/06/21	12/03/21	$0.364	$1.522
International Small Cap	12/06/21	12/03/21	$0.711	$1.522
Class I	12/06/21	12/03/21	$0.717	$1.522
Class Z	12/06/21	12/03/21	$0.492	$1.522

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $105,479,392, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, International Small Cap, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Insert Fund Name
Class A	12/07/20	$0.2226	$0.0536
Class M	12/07/20	$0.1546	$0.0536
Class C	12/07/20	$0.0000	$0.0000
International Small Cap	12/07/20	$0.3066	$0.0536
Class I	12/07/20	$0.3046	$0.0536
Class Z	12/07/20	$0.3406	$0.0536

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2020 (which periods are reflected in the chart above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Small Cap Fund

The Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2014. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2014 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2015 through 2016 shown in the chart below reflect the effect of using the blended index return to calculate the fund's performance adjustment.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ISC-ANN-1221
1.793585.118

Fidelity® International Small Cap Opportunities Fund

Annual Report

October 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	28.09%	13.93%	11.79%
Class M (incl. 3.50% sales charge)	30.81%	14.16%	11.74%
Class C (incl. contingent deferred sales charge)	33.89%	14.41%	11.76%
Fidelity® International Small Cap Opportunities Fund	36.35%	15.63%	12.77%
Class I	36.32%	15.62%	12.77%
Class Z	36.48%	15.71%	12.82%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$33,273	Fidelity® International Small Cap Opportunities Fund
$26,579	MSCI EAFE Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 35% to 37%, roughly in line with the 35.96% result of the benchmark MSCI EAFE Small Cap (Net MA) Index. From a geographic standpoint, security selection in Europe ex U.K. – particularly in Sweden – and Japan, contributed most to the fund's relative result. Versus the benchmark, security selection in the health care sector was the primary contributor, especially in the pharmaceuticals, biotechnology & life sciences industry. Strong picks among information technology stocks also helped. Adding further value versus the benchmark were investment choices in financials, primarily driven by favorable exposure to diversified financials companies. Our non-benchmark stake in Lasertec was the fund's top individual relative contributor, driven by an increase of roughly 155%. This was among the portfolio’s largest holdings at the end of the period as well. The fund's out-of-benchmark position in in Addlife, another of our biggest holdings on October 31, gained 174% and further bolstered relative performance. An outsized stake in Addtech (+103%), which was one of our largest holdings, also was a key relative contributor. In contrast, stock picks in Asia Pacific ex Japan, along with an underweighting in Europe ex U.K., hindered the fund's relative result this past year. By sector, the largest detractor from performance versus the benchmark was an overweighting in health care, primarily within the pharmaceuticals, biotechnology & life sciences segment. Weak picks among consumer discretionary stocks, especially in the retailing group, further weighed on the portfolio's relative performance. Also hurting the fund's relative return was an underweighting in financials. Lastly, the fund's cash position was a notable detractor the past 12 months as well. On a stock-specific basis, the largest an overweighting in Avon Protection, which returned -47% during the period, hurt most. Also pressuring performance was our outsized stake in Azbil, which gained about 6% and was one of the fund's largest holdings. Further detracting was a non-benchmark exposure to OBIC (+5%), another of the larger holdings within the portfolio the past 12 months. Notable changes in positioning include the fund’s increased exposure to Sweden and a lower allocation to Japan on a geographic basis, while by sector, meaningful shifts include a smaller allocation to consumer staples stocks and more pronounced positioning in industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	30.7%
United Kingdom	16.0%
Sweden	11.1%
United States of America*	10.4%
Germany	5.6%
Netherlands	4.5%
Italy	2.8%
France	2.7%
Canada	2.2%
Other	14.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	92.9
Investment Companies	4.6
Short-Term Investments and Net Other Assets (Liabilities)	2.5

Top Ten Stocks as of October 31, 2021

% of fund's net assets
AddTech AB (B Shares) (Sweden, Trading Companies & Distributors)	3.7
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	3.3
Azbil Corp. (Japan, Electronic Equipment & Components)	3.1
Dechra Pharmaceuticals PLC (United Kingdom, Pharmaceuticals)	3.0
Addlife AB (Sweden, Life Sciences Tools & Services)	3.0
Lagercrantz Group AB (B Shares) (Sweden, Electronic Equipment & Components)	2.8
Interpump Group SpA (Italy, Machinery)	2.8
Aalberts Industries NV (Netherlands, Machinery)	2.8
Lasertec Corp. (Japan, Semiconductors & Semiconductor Equipment)	2.6
Spectris PLC (United Kingdom, Electronic Equipment & Components)	2.6
29.7

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	30.2
Information Technology	19.4
Health Care	17.2
Consumer Discretionary	6.7
Communication Services	5.7
Consumer Staples	5.3
Financials	3.4
Real Estate	2.6
Materials	1.8
Energy	0.6

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
Australia - 0.2%
Imdex Ltd.	2,072,752	$4,474,983
Bailiwick of Jersey - 0.5%
Integrated Diagnostics Holdings PLC (a)	6,846,716	8,472,811
Belgium - 1.1%
Azelis Group NV	225,000	7,282,800
KBC Ancora	233,489	12,162,293

TOTAL BELGIUM		19,445,093

Canada - 2.2%
CAE, Inc. (b)	275,000	8,339,326
McCoy Global, Inc. (b)	630,715	407,702
Richelieu Hardware Ltd.	480,863	16,975,521
Summit Industrial Income REIT	750,000	14,326,115

TOTAL CANADA		40,048,664

Cayman Islands - 0.4%
Chlitina Holding Ltd.	764,500	6,548,150
Denmark - 2.1%
Netcompany Group A/S (a)	129,610	14,723,374
SimCorp A/S	128,800	15,560,081
Spar Nord Bank A/S	540,287	6,960,341

TOTAL DENMARK		37,243,796

Finland - 0.7%
Admicom OYJ	37,400	3,977,565
Musti Group OYJ	203,502	7,993,738

TOTAL FINLAND		11,971,303

France - 2.7%
Laurent-Perrier Group SA	65,312	7,278,265
Lectra	304,400	12,738,288
LISI	288,579	8,023,016
Vetoquinol SA	116,884	19,943,403

TOTAL FRANCE		47,982,972

Germany - 4.1%
CompuGroup Medical AG	85,597	7,154,095
CTS Eventim AG (b)	442,754	32,173,233
Nexus AG	291,358	25,395,463
Scout24 AG (a)	112,000	7,794,214

TOTAL GERMANY		72,517,005

India - 1.3%
Embassy Office Parks (REIT)	2,219,400	10,352,759
Indian Energy Exchange Ltd. (a)	1,366,395	12,911,982

TOTAL INDIA		23,264,741

Ireland - 0.6%
Cairn Homes PLC	3,679,500	4,773,730
Irish Residential Properties REIT PLC	2,725,000	5,134,663

TOTAL IRELAND		9,908,393

Israel - 1.8%
Ituran Location & Control Ltd. (c)	467,077	12,148,673
Maytronics Ltd.	375,315	8,855,221
Strauss Group Ltd.	251,484	7,385,532
Tel Aviv Stock Exchange Ltd.	707,643	3,868,796

TOTAL ISRAEL		32,258,222

Italy - 2.8%
Interpump Group SpA	686,943	50,624,265
Japan - 30.7%
Ai Holdings Corp.	225,800	4,261,798
Aoki Super Co. Ltd.	175,000	4,455,632
Artnature, Inc.	483,700	3,141,825
Aucnet, Inc.	256,977	5,322,519
Azbil Corp.	1,307,592	55,746,336
Broadleaf Co. Ltd.	2,509,998	12,048,523
Central Automotive Products Ltd.	130,900	3,411,829
Century21 Real Estate Japan Ltd.	4,500	41,087
Curves Holdings Co. Ltd.	1,863,226	14,516,532
Daiichikosho Co. Ltd.	397,500	14,433,002
Daikokutenbussan Co. Ltd.	82,500	4,699,710
Digital Hearts Holdings Co. Ltd.	358,200	5,699,588
Fujitec Co. Ltd.	164,100	3,727,628
Funai Soken Holdings, Inc.	309,750	8,605,349
Goldcrest Co. Ltd.	680,030	9,743,459
Iwatsuka Confectionary Co. Ltd.	18,900	634,981
JEOL Ltd.	284,200	21,539,048
Kobayashi Pharmaceutical Co. Ltd.	151,150	12,101,980
Koshidaka Holdings Co. Ltd.	1,546,400	9,475,690
Kusuri No Aoki Holdings Co. Ltd.	103,300	6,876,216
Lasertec Corp.	216,844	47,036,883
Medikit Co. Ltd.	244,400	6,088,623
Miroku Jyoho Service Co., Ltd.	349,800	5,522,866
Misumi Group, Inc.	584,650	24,452,263
Mitsuboshi Belting Ltd.	272,680	4,846,594
Nabtesco Corp.	335,100	10,875,196
Nagaileben Co. Ltd.	653,227	13,426,096
Nihon Parkerizing Co. Ltd.	1,820,600	18,164,749
NS Tool Co. Ltd.	570,200	7,641,294
NSD Co. Ltd.	367,649	7,005,371
OBIC Co. Ltd.	245,700	45,435,738
OSG Corp.	993,800	16,533,797
Paramount Bed Holdings Co. Ltd.	426,720	7,962,216
Poletowin Pitcrew Holdings, Inc.	389,700	3,513,810
ProNexus, Inc.	467,800	4,361,802
San-Ai Oil Co. Ltd.	794,700	10,357,199
SHO-BOND Holdings Co. Ltd.	635,600	26,624,902
Shoei Co. Ltd.	640,652	28,506,671
SK Kaken Co. Ltd.	30,900	10,273,981
Software Service, Inc.	78,600	4,958,688
Techno Medica Co. Ltd.	80,791	1,120,467
The Monogatari Corp.	106,600	6,640,549
TKC Corp.	72,000	2,207,249
Tocalo Co. Ltd.	643,336	7,889,132
USS Co. Ltd.	739,700	11,922,710
Welcia Holdings Co. Ltd.	219,400	8,190,513
YAKUODO Holdings Co. Ltd.	225,900	4,773,376
Yamada Consulting Group Co. Ltd.	310,400	3,166,300

TOTAL JAPAN		549,981,767

Korea (South) - 0.4%
BGF Retail Co. Ltd.	53,526	7,397,715
Luxembourg - 0.3%
Stabilus SA	78,000	5,860,920
Netherlands - 4.5%
Aalberts Industries NV	904,480	50,030,950
AerCap Holdings NV (b)	225,000	13,284,000
IMCD NV	74,000	16,428,725

TOTAL NETHERLANDS		79,743,675

Norway - 1.8%
Kongsberg Gruppen ASA	531,559	17,429,402
Medistim ASA	170,842	7,684,745
Sbanken ASA (a)	212,433	2,489,479
Volue A/S	673,944	4,714,792

TOTAL NORWAY		32,318,418

South Africa - 0.6%
Clicks Group Ltd.	592,129	10,809,116
Spain - 0.7%
Fluidra SA	329,101	12,573,567
Sweden - 11.1%
Addlife AB	1,312,956	53,692,379
AddTech AB (B Shares)	2,946,340	65,870,666
BHG Group AB (b)	315,000	3,625,728
Hemnet Group AB (b)	409,300	8,190,289
INVISIO AB	346,300	6,258,239
John Mattson Fastighetsforetag (b)	343,652	7,042,705
Lagercrantz Group AB (B Shares)	3,813,387	51,064,218
Stillfront Group AB (b)	768,000	3,426,847

TOTAL SWEDEN		199,171,071

Switzerland - 1.2%
Tecan Group AG	35,831	21,914,985
Taiwan - 0.3%
Addcn Technology Co. Ltd.	691,435	6,282,387
United Kingdom - 16.0%
Alliance Pharma PLC	9,107,237	12,812,693
Avon Rubber PLC	725,000	19,298,266
Bodycote PLC	1,253,967	13,720,352
Clarkson PLC	335,549	18,368,623
Dechra Pharmaceuticals PLC	770,095	53,960,372
DP Poland PLC (b)	16,469,165	1,690,416
Helios Towers PLC (b)	2,340,833	4,946,277
Howden Joinery Group PLC	1,319,900	16,614,799
Rightmove PLC	2,464,170	23,316,358
Spectris PLC	904,278	46,581,369
Spirax-Sarco Engineering PLC	277,391	59,240,240
Ultra Electronics Holdings PLC	348,258	15,451,647

TOTAL UNITED KINGDOM		286,001,412

United States of America - 3.3%
Autoliv, Inc.	100,300	9,714,055
Morningstar, Inc.	72,100	22,837,675
PriceSmart, Inc.	125,660	9,041,237
ResMed, Inc.	63,495	16,693,470

TOTAL UNITED STATES OF AMERICA		58,286,437

TOTAL COMMON STOCKS
(Cost $885,300,771)		1,635,101,868

Nonconvertible Preferred Stocks - 1.5%
Germany - 1.5%
Sartorius AG (non-vtg.)
(Cost $1,145,967)	41,680	27,001,238

Investment Companies - 4.6%
United States of America - 4.6%
iShares MSCI EAFE Small-Cap ETF (c)
(Cost $61,316,615)	1,070,000	81,587,489

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.06% (d)	36,503,733	36,511,034
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)	7,880,552	7,881,340
TOTAL MONEY MARKET FUNDS
(Cost $44,392,345)		44,392,374
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $992,155,698)		1,788,082,969
NET OTHER ASSETS (LIABILITIES) - 0.0%		580,440
NET ASSETS - 100%		$1,788,663,409

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $46,391,860 or 2.6% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$76,203,661	$190,892,559	$230,587,291	$39,867	$2,105	$--	$36,511,034	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	7,076,555	264,588,364	263,783,579	120,153	--	--	7,881,340	0.0%
Total	$83,280,216	$455,480,923	$494,370,870	$160,020	$2,105	$--	$44,392,374

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$100,562,607	$86,129,605	$14,433,002	$--
Consumer Discretionary	116,449,388	36,652,888	79,796,500	--
Consumer Staples	93,334,248	41,062,300	52,271,948	--
Energy	10,764,901	407,702	10,357,199	--
Financials	61,230,566	61,230,566	--	--
Health Care	309,820,792	254,725,654	55,095,138	--
Industrials	540,399,581	421,675,324	118,724,257	--
Information Technology	349,986,522	161,508,360	188,478,162	--
Materials	32,913,713	4,474,983	28,438,730	--
Real Estate	46,640,788	36,856,242	9,784,546	--
Investment Companies	81,587,489	81,587,489	--	--
Money Market Funds	44,392,374	44,392,374	--	--
Total Investments in Securities:	$1,788,082,969	$1,230,703,487	$557,379,482	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $7,394,470) — See accompanying schedule: Unaffiliated issuers (cost $947,763,353)	$1,743,690,595
Fidelity Central Funds (cost $44,392,345)	44,392,374
Total Investment in Securities (cost $992,155,698)		$1,788,082,969
Foreign currency held at value (cost $160,444)		160,496
Receivable for investments sold		5,708,718
Receivable for fund shares sold		2,753,269
Dividends receivable		3,813,037
Reclaims receivable		1,118,254
Distributions receivable from Fidelity Central Funds		3,952
Prepaid expenses		2,185
Other receivables		334,319
Total assets		1,801,977,199
Liabilities
Payable for investments purchased	$480,475
Payable for fund shares redeemed	1,481,218
Accrued management fee	1,439,344
Distribution and service plan fees payable	21,714
Other affiliated payables	272,052
Other payables and accrued expenses	1,734,037
Collateral on securities loaned	7,884,950
Total liabilities		13,313,790
Net Assets		$1,788,663,409
Net Assets consist of:
Paid in capital		$860,902,389
Total accumulated earnings (loss)		927,761,020
Net Assets		$1,788,663,409
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($45,980,701 ÷ 1,621,978 shares)(a)		$28.35
Maximum offering price per share (100/94.25 of $28.35)		$30.08
Class M:
Net Asset Value and redemption price per share ($16,378,262 ÷ 584,541 shares)(a)		$28.02
Maximum offering price per share (100/96.50 of $28.02)		$29.04
Class C:
Net Asset Value and offering price per share ($6,770,114 ÷ 249,786 shares)(a)		$27.10
International Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($1,268,421,181 ÷ 44,088,349 shares)		$28.77
Class I:
Net Asset Value, offering price and redemption price per share ($141,310,380 ÷ 4,915,871 shares)		$28.75
Class Z:
Net Asset Value, offering price and redemption price per share ($309,802,771 ÷ 10,781,696 shares)		$28.73

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$22,520,470
Income from Fidelity Central Funds (including $120,153 from security lending)		160,020
Income before foreign taxes withheld		22,680,490
Less foreign taxes withheld		(1,942,079)
Total income		20,738,411
Expenses
Management fee
Basic fee	$13,682,404
Performance adjustment	2,566,290
Transfer agent fees	2,507,668
Distribution and service plan fees	261,984
Accounting fees	739,096
Custodian fees and expenses	181,449
Independent trustees' fees and expenses	6,414
Registration fees	95,160
Audit	86,946
Legal	2,289
Miscellaneous	7,339
Total expenses before reductions	20,137,039
Expense reductions	(27,173)
Total expenses after reductions		20,109,866
Net investment income (loss)		628,545
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $360,435)	178,921,349
Fidelity Central Funds	2,105
Foreign currency transactions	(59,236)
Total net realized gain (loss)		178,864,218
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,209,092)	315,669,934
Assets and liabilities in foreign currencies	(62,661)
Total change in net unrealized appreciation (depreciation)		315,607,273
Net gain (loss)		494,471,491
Net increase (decrease) in net assets resulting from operations		$495,100,036

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$628,545	$1,266,043
Net realized gain (loss)	178,864,218	(29,084,257)
Change in net unrealized appreciation (depreciation)	315,607,273	168,939,452
Net increase (decrease) in net assets resulting from operations	495,100,036	141,121,238
Distributions to shareholders	–	(15,254,562)
Share transactions - net increase (decrease)	(112,591,520)	(45,058,769)
Total increase (decrease) in net assets	382,508,516	80,807,907
Net Assets
Beginning of period	1,406,154,893	1,325,346,986
End of period	$1,788,663,409	$1,406,154,893

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Small Cap Opportunities Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.86	$19.02	$17.33	$18.47	$14.82
Income from Investment Operations
Net investment income (loss)A	(.06)	(.04)	.11	.12	.10
Net realized and unrealized gain (loss)	7.55	2.05	2.01	(.92)	3.71
Total from investment operations	7.49	2.01	2.12	(.80)	3.81
Distributions from net investment income	–	(.11)	(.11)	(.09)	(.12)
Distributions from net realized gain	–	(.05)	(.31)	(.24)	(.04)
Total distributions	–	(.17)B	(.43)B	(.34)B	(.16)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$28.35	$20.86	$19.02	$17.33	$18.47
Total ReturnD,E	35.91%	10.58%	12.61%	(4.48)%	26.00%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.50%	1.57%	1.49%	1.38%	1.43%
Expenses net of fee waivers, if any	1.50%	1.57%	1.49%	1.38%	1.43%
Expenses net of all reductions	1.50%	1.56%	1.48%	1.37%	1.43%
Net investment income (loss)	(.25)%	(.20)%	.64%	.65%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$45,981	$37,771	$41,679	$41,164	$41,324
Portfolio turnover rateH	21%	20%	17%	19%	11%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.67	$18.85	$17.17	$18.32	$14.68
Income from Investment Operations
Net investment income (loss)A	(.13)	(.09)	.06	.07	.05
Net realized and unrealized gain (loss)	7.48	2.03	1.99	(.92)	3.69
Total from investment operations	7.35	1.94	2.05	(.85)	3.74
Distributions from net investment income	–	(.06)	(.06)	(.06)	(.06)
Distributions from net realized gain	–	(.05)	(.31)	(.24)	(.04)
Total distributions	–	(.12)B	(.37)	(.30)	(.10)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$28.02	$20.67	$18.85	$17.17	$18.32
Total ReturnD,E	35.56%	10.29%	12.29%	(4.74)%	25.63%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.75%	1.84%	1.77%	1.67%	1.73%
Expenses net of fee waivers, if any	1.75%	1.84%	1.77%	1.67%	1.73%
Expenses net of all reductions	1.75%	1.83%	1.77%	1.66%	1.73%
Net investment income (loss)	(.50)%	(.47)%	.36%	.36%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$16,378	$13,141	$13,875	$13,245	$14,422
Portfolio turnover rateH	21%	20%	17%	19%	11%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$20.09	$18.31	$16.69	$17.84	$14.27
Income from Investment Operations
Net investment income (loss)A	(.25)	(.18)	(.02)	(.02)	(.03)
Net realized and unrealized gain (loss)	7.26	1.96	1.93	(.89)	3.60
Total from investment operations	7.01	1.78	1.91	(.91)	3.57
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	(.29)	(.24)	–
Total distributions	–	–	(.29)	(.24)	–
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$27.10	$20.09	$18.31	$16.69	$17.84
Total ReturnC,D	34.89%	9.72%	11.74%	(5.19)%	25.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.26%	2.33%	2.27%	2.15%	2.22%
Expenses net of fee waivers, if any	2.26%	2.33%	2.26%	2.15%	2.22%
Expenses net of all reductions	2.26%	2.33%	2.26%	2.14%	2.21%
Net investment income (loss)	(1.01)%	(.96)%	(.13)%	(.12)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$6,770	$7,253	$9,424	$14,461	$14,547
Portfolio turnover rateG	21%	20%	17%	19%	11%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$21.10	$19.24	$17.53	$18.69	$15.00
Income from Investment Operations
Net investment income (loss)A	.01	.02	.17	.18	.15
Net realized and unrealized gain (loss)	7.66	2.07	2.02	(.95)	3.75
Total from investment operations	7.67	2.09	2.19	(.77)	3.90
Distributions from net investment income	–	(.17)	(.17)	(.15)	(.17)
Distributions from net realized gain	–	(.05)	(.31)	(.24)	(.04)
Total distributions	–	(.23)B	(.48)	(.39)	(.21)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$28.77	$21.10	$19.24	$17.53	$18.69
Total ReturnD	36.35%	10.90%	12.97%	(4.25)%	26.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.21%	1.26%	1.19%	1.10%	1.13%
Expenses net of fee waivers, if any	1.20%	1.26%	1.19%	1.10%	1.13%
Expenses net of all reductions	1.20%	1.25%	1.19%	1.09%	1.13%
Net investment income (loss)	.05%	.11%	.94%	.93%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$1,268,421	$1,152,472	$1,040,989	$965,482	$916,882
Portfolio turnover rateG	21%	20%	17%	19%	11%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$21.09	$19.22	$17.51	$18.66	$14.99
Income from Investment Operations
Net investment income (loss)A	.01	.02	.17	.18	.15
Net realized and unrealized gain (loss)	7.65	2.07	2.02	(.94)	3.74
Total from investment operations	7.66	2.09	2.19	(.76)	3.89
Distributions from net investment income	–	(.16)	(.16)	(.15)	(.18)
Distributions from net realized gain	–	(.05)	(.31)	(.24)	(.04)
Total distributions	–	(.22)B	(.48)B	(.39)	(.22)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$28.75	$21.09	$19.22	$17.51	$18.66
Total ReturnD	36.32%	10.90%	12.93%	(4.21)%	26.34%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.22%	1.28%	1.20%	1.12%	1.14%
Expenses net of fee waivers, if any	1.22%	1.27%	1.19%	1.12%	1.14%
Expenses net of all reductions	1.22%	1.27%	1.19%	1.11%	1.14%
Net investment income (loss)	.04%	.09%	.93%	.91%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$141,310	$113,041	$142,854	$159,968	$164,878
Portfolio turnover rateG	21%	20%	17%	19%	11%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Small Cap Opportunities Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$21.05	$19.20	$17.51	$19.11
Income from Investment Operations
Net investment income (loss)B	.04	.05	.19	–C
Net realized and unrealized gain (loss)	7.64	2.05	2.02	(1.60)
Total from investment operations	7.68	2.10	2.21	(1.60)
Distributions from net investment income	–	(.20)	(.20)	–
Distributions from net realized gain	–	(.05)	(.31)	–
Total distributions	–	(.25)	(.52)D	–
Redemption fees added to paid in capitalB	–	–	–	–
Net asset value, end of period	$28.73	$21.05	$19.20	$17.51
Total ReturnE,F	36.48%	11.03%	13.10%	(8.37)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.09%	1.14%	1.05%	1.03%I
Expenses net of fee waivers, if any	1.09%	1.13%	1.05%	1.03%I
Expenses net of all reductions	1.09%	1.13%	1.05%	1.02%I
Net investment income (loss)	.16%	.23%	1.08%	.16%I
Supplemental Data
Net assets, end of period (000 omitted)	$309,803	$82,476	$76,527	$4,617
Portfolio turnover rateJ	21%	20%	17%	19%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap Opportunities, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on May 31, 2019, the Fund was closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes reclaimed. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$826,125,158
Gross unrealized depreciation	(41,460,007)
Net unrealized appreciation (depreciation)	$784,665,151
Tax Cost	$1,003,417,818

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,603,188
Undistributed long-term capital gain	$141,859,609
Net unrealized appreciation (depreciation) on securities and other investments	$784,654,798

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$–	$ 15,254,562
Total	$–	$ 15,254,562

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Opportunities Fund	330,168,993	411,250,991

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .98% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$111,411	$323
Class M	.25%	.25%	77,048	392
Class C	.75%	.25%	73,525	1,649
			$261,984	$ 2,364

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,601
Class M	579
Class C(a)	160
$3,340

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$89,602.20
Class M	32,040.21
Class C	15,807.22
International Small Cap Opportunities	2,093,587.16
Class I	221,645.17
Class Z	54,987.04
	$2,507,668

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Small Cap Opportunities Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Small Cap Opportunities Fund	$131

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Small Cap Opportunities Fund	14,342,863	14,073,910	4,108,893

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Small Cap Opportunities Fund	$2,932

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Small Cap Opportunities Fund	$5,581	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $29.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $27,144.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity International Small Cap Opportunities Fund
Distributions to shareholders
Class A	$–	$359,710
Class M	–	83,402
International Small Cap Opportunities	–	12,239,552
Class I	–	1,565,823
Class Z	–	1,006,075
Total	$–	$15,254,562

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity International Small Cap Opportunities Fund
Class A
Shares sold	151,070	115,472	$3,794,092	$2,239,031
Reinvestment of distributions	–	17,715	–	352,696
Shares redeemed	(340,135)	(513,295)	(8,897,910)	(9,586,714)
Net increase (decrease)	(189,065)	(380,108)	$(5,103,818)	$(6,994,987)
Class M
Shares sold	17,473	28,870	$451,365	$539,626
Reinvestment of distributions	–	4,174	–	82,571
Shares redeemed	(68,804)	(133,118)	(1,743,983)	(2,431,470)
Net increase (decrease)	(51,331)	(100,074)	$(1,292,618)	$(1,809,273)
Class C
Shares sold	9,328	10,065	$229,373	$184,762
Shares redeemed	(120,495)	(163,713)	(2,950,299)	(2,889,355)
Net increase (decrease)	(111,167)	(153,648)	$(2,720,926)	$(2,704,593)
International Small Cap Opportunities
Shares sold	2,518,067	11,210,670	$64,960,834	$208,124,787
Reinvestment of distributions	–	478,896	–	9,619,511
Shares redeemed	(13,038,246)	(11,175,902)	(357,315,392)	(207,443,272)
Net increase (decrease)	(10,520,179)	513,664	$(292,354,558)	$10,301,026
Class I
Shares sold	614,813	664,029	$16,295,899	$12,154,759
Reinvestment of distributions	–	63,166	–	1,268,187
Shares redeemed	(1,059,106)	(2,798,174)	(26,919,774)	(52,655,386)
Net increase (decrease)	(444,293)	(2,070,979)	$(10,623,875)	$(39,232,440)
Class Z
Shares sold	8,684,967	2,354,520	$244,920,787	$45,294,900
Reinvestment of distributions	–	33,724	–	675,012
Shares redeemed	(1,820,708)	(2,456,243)	(45,416,512)	(50,588,414)
Net increase (decrease)	6,864,259	(67,999)	$199,504,275	$(4,618,502)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Small Cap Opportunities Fund	20%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity International Small Cap Opportunities Fund
Class A	1.50%
Actual		$1,000.00	$1,109.20	$7.97
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Class M	1.75%
Actual		$1,000.00	$1,107.50	$9.30
Hypothetical-C		$1,000.00	$1,016.38	$8.89
Class C	2.25%
Actual		$1,000.00	$1,104.80	$11.94
Hypothetical-C		$1,000.00	$1,013.86	$11.42
International Small Cap Opportunities	1.21%
Actual		$1,000.00	$1,110.80	$6.44
Hypothetical-C		$1,000.00	$1,019.11	$6.16
Class I	1.22%
Actual		$1,000.00	$1,110.90	$6.49
Hypothetical-C		$1,000.00	$1,019.06	$6.21
Class Z	1.10%
Actual		$1,000.00	$1,111.00	$5.85
Hypothetical-C		$1,000.00	$1,019.66	$5.60

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Opportunities Fund
Class A	12/6/2021	12/3/2021	$0.000	$2.309
Class M	12/6/2021	12/3/2021	$0.000	$2.309
Class C	12/6/2021	12/3/2021	$0.000	$2.309
Class I	12/6/2021	12/3/2021	$0.037	$2.309
International Small Cap Opportunities	12/6/2021	12/3/2021	$0.035	$2.309
Class Z	12/6/2021	12/3/2021	$0.077	$2.309

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $143,351,048, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Opportunities Fund

2020 Total Return % vs. Lipper International Small-Cap Funds and MSCI EAFE Sm Cap (Net MA):

75% beaten
25% beaten
Benchmark
Retail Class
Class C
20.0
15.0
10.0
5.0
0.0
16.4
17.2
15.2
7.0
0.9
30.0
20.0
10.0
0.0
-10.0
22.9
19.1
17.8
4.7
-6.6
70.0
60.0
50.0
40.0
30.0
20.0
61.4
56.7
53.0
43.7
25.9
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class Z	74%	-	-
Retail Class	74%	82%	85%
Class A	72%	79%	82%
Class C	69%	76%	72%
Class I	73%	82%	84%
Class M	71%	78%	74%

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ILS-ANN-1221
1.815075.117

Fidelity® International Value Fund

Annual Report

October 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	34.36%	5.48%	5.13%
Class M (incl. 3.50% sales charge)	37.22%	5.68%	5.08%
Class C (incl. contingent deferred sales charge)	40.45%	5.88%	5.10%
Fidelity® International Value Fund	43.08%	7.11%	6.11%
Class I	43.05%	7.03%	6.05%
Class Z	43.35%	7.15%	6.11%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$18,103	Fidelity® International Value Fund
$16,983	MSCI EAFE Value Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Alex Zavratsky:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 42% to 43%, outperforming the 38.67% result of the benchmark MSCI EAFE Value (Net MA) Index. From a regional standpoint, security selection in the U.K. and Japan contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark were investment choices in materials. An underweighting in consumer staples and picks among industrials stocks also lifted the fund's relative result. The biggest individual relative contributor was an overweight position in Porsche Auto (+98%) where we decreased our exposure to the company the past 12 months. Also boosting performance was a larger-than-benchmark holding in Glencore, which gained roughly 154%. Another notable relative contributor was an outsized stake in BNP Paribas (+99%), one of our largest positions at the end of the period. In contrast, an underweighting in Japan and stock picks in emerging markets, primarily driven by India, hindered the fund's relative result. By sector, the largest detractor from performance versus the benchmark was security selection in real estate. Weak picks among communication services stocks, primarily within the media & entertainment industry, also pressured relative performance. Also hampering the portfolio's return versus the benchmark were stock picks in consumer staples. The fund's largest individual relative detractor was an overweighting in Vonovia, which returned about -2% the past year. Further weighing on performance this period was the decision to avoid ING Group, a benchmark component that gained about 134%. Also holding back performance was our outsized stake in Orsted, which returned -10%. We reduced our stake the past 12 months. Notable changes in positioning include a higher allocation to the U.K. and France. By sector, meaningful shifts in exposure include an increased in energy stocks and a lower allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	23.4%
France	14.9%
United Kingdom	13.1%
Germany	12.1%
Switzerland	5.8%
Netherlands	3.5%
Italy	3.2%
Australia	3.0%
Belgium	2.9%
Other*	18.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	97.9
Short-Term Investments and Net Other Assets (Liabilities)	2.1

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Total SA (France, Oil, Gas & Consumable Fuels)	3.1
Toyota Motor Corp. (Japan, Automobiles)	3.0
BHP Group PLC (United Kingdom, Metals & Mining)	2.7
Siemens AG (Germany, Industrial Conglomerates)	2.5
BNP Paribas SA (France, Banks)	2.4
Sanofi SA (France, Pharmaceuticals)	2.2
Royal Dutch Shell PLC Class B sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.0
Banco Santander SA (Spain) (Spain, Banks)	1.9
AXA SA (France, Insurance)	1.8
23.7

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	33.5
Industrials	14.6
Materials	12.6
Energy	8.3
Consumer Discretionary	8.4
Health Care	7.2
Information Technology	4.5
Communication Services	2.7
Utilities	2.6
Consumer Staples	2.0

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 3.0%
Evolution Mining Ltd.	273,580	$747,056
Macquarie Group Ltd.	39,278	5,807,252
National Australia Bank Ltd.	261,038	5,675,483

TOTAL AUSTRALIA		12,229,791

Austria - 1.1%
Erste Group Bank AG	104,807	4,494,921
Bailiwick of Jersey - 2.1%
Ferguson PLC	25,816	3,884,587
Glencore Xstrata PLC	964,400	4,822,559

TOTAL BAILIWICK OF JERSEY		8,707,146

Belgium - 2.9%
Anheuser-Busch InBev SA NV	72,100	4,410,158
KBC Groep NV	79,616	7,414,428

TOTAL BELGIUM		11,824,586

Denmark - 0.8%
A.P. Moller - Maersk A/S Series B	583	1,689,504
ORSTED A/S (a)	11,400	1,608,578

TOTAL DENMARK		3,298,082

Finland - 1.2%
Sampo Oyj (A Shares)	91,634	4,872,730
France - 14.9%
Air Liquide SA	36,100	6,027,179
ALTEN	5,700	917,217
AXA SA	258,105	7,509,047
BNP Paribas SA	144,700	9,685,818
Capgemini SA	13,093	3,046,778
Sanofi SA	91,479	9,188,533
Teleperformance	9,400	3,923,857
Total SA	258,105	12,924,596
VINCI SA	44,500	4,751,698
Vivendi SA	161,392	2,077,448
Worldline SA (a)(b)	18,488	1,076,728

TOTAL FRANCE		61,128,899

Germany - 10.6%
Bayer AG	57,200	3,223,660
Deutsche Post AG	88,200	5,456,856
Hannover Reuck SE	23,900	4,365,287
HeidelbergCement AG	32,100	2,417,289
Linde PLC	16,214	5,220,032
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	10,800	3,198,606
Rheinmetall AG	22,950	2,224,292
RWE AG	86,300	3,319,108
Siemens AG	63,839	10,379,071
Vonovia SE	58,954	3,575,192

TOTAL GERMANY		43,379,393

Hong Kong - 0.8%
AIA Group Ltd.	280,800	3,146,929
India - 0.7%
Reliance Industries Ltd. sponsored GDR (a)	44,400	3,019,200
Indonesia - 0.4%
PT Bank Rakyat Indonesia Tbk	5,269,594	1,581,847
Ireland - 1.9%
CRH PLC	107,102	5,125,241
Ryanair Holdings PLC sponsored ADR (b)	24,700	2,803,697

TOTAL IRELAND		7,928,938

Italy - 3.2%
Assicurazioni Generali SpA	154,000	3,355,752
Enel SpA	695,800	5,825,091
Mediobanca SpA	343,525	4,096,240

TOTAL ITALY		13,277,083

Japan - 23.4%
DENSO Corp.	66,900	4,849,927
FANUC Corp.	5,400	1,067,154
Fujitsu Ltd.	20,300	3,508,444
Hitachi Ltd.	103,400	5,958,380
Hoya Corp.	36,100	5,314,229
Ibiden Co. Ltd.	30,100	1,808,586
Idemitsu Kosan Co. Ltd.	65,300	1,783,494
Itochu Corp.	155,900	4,446,403
Minebea Mitsumi, Inc.	158,770	4,019,586
Mitsubishi Estate Co. Ltd.	78,600	1,194,483
Mitsubishi UFJ Financial Group, Inc.	1,085,161	5,950,479
Mitsui Fudosan Co. Ltd.	58,000	1,326,103
OBIC Co. Ltd.	8,693	1,607,541
ORIX Corp.	245,100	4,871,683
Recruit Holdings Co. Ltd.	41,500	2,760,539
Renesas Electronics Corp. (b)	175,000	2,152,750
Shin-Etsu Chemical Co. Ltd.	37,400	6,669,657
Shiseido Co. Ltd.	25,200	1,681,520
SoftBank Group Corp.	56,800	3,075,005
Sony Group Corp.	47,600	5,511,908
Sumitomo Mitsui Financial Group, Inc.	144,000	4,672,751
Suzuki Motor Corp.	70,230	3,132,040
Tokio Marine Holdings, Inc.	92,548	4,874,507
Tokyo Electron Ltd.	2,800	1,304,893
Toyota Motor Corp.	690,725	12,187,266

TOTAL JAPAN		95,729,328

Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	30,970	1,844,767
Luxembourg - 0.9%
ArcelorMittal SA (Netherlands)	107,100	3,630,658
Netherlands - 3.5%
AerCap Holdings NV (b)	20,200	1,192,608
Airbus Group NV (b)	38,100	4,887,546
NN Group NV	86,168	4,613,945
Universal Music Group NV	124,392	3,611,465

TOTAL NETHERLANDS		14,305,564

Singapore - 1.1%
United Overseas Bank Ltd.	223,305	4,429,669
South Africa - 0.0%
Thungela Resources Ltd. (b)	18,981	89,073
Spain - 2.7%
Banco Santander SA (Spain)	2,011,982	7,620,651
Cellnex Telecom SA (a)	40,800	2,508,224
Unicaja Banco SA (a)	715,300	764,870

TOTAL SPAIN		10,893,745

Sweden - 1.8%
Ericsson (B Shares)	122,000	1,331,680
Investor AB (B Shares)	254,640	5,867,869

TOTAL SWEDEN		7,199,549

Switzerland - 5.8%
Novartis AG	55,040	4,552,509
Roche Holding AG (participation certificate)	6,680	2,587,793
Swiss Life Holding AG	4,073	2,235,791
UBS Group AG	382,058	6,934,353
Zurich Insurance Group Ltd.	16,731	7,415,527

TOTAL SWITZERLAND		23,725,973

United Kingdom - 13.1%
Anglo American PLC (United Kingdom)	150,119	5,710,978
AstraZeneca PLC (United Kingdom)	38,112	4,767,862
Barratt Developments PLC	281,162	2,551,120
Beazley PLC (b)	177,700	948,446
BHP Group PLC	423,897	11,195,780
BP PLC	1,684,290	8,069,268
Imperial Brands PLC	85,824	1,811,147
Lloyds Banking Group PLC	8,493,366	5,812,695
Royal Dutch Shell PLC Class B sponsored ADR	190,400	8,727,936
Standard Chartered PLC (United Kingdom)	587,598	3,979,774

TOTAL UNITED KINGDOM		53,575,006

TOTAL COMMON STOCKS
(Cost $355,085,499)		394,312,877

Nonconvertible Preferred Stocks - 1.5%
Germany - 1.5%
Porsche Automobil Holding SE (Germany)
(Cost $4,155,343)	58,200	6,057,251

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.06% (c)
(Cost $6,277,780)	6,276,525	6,277,780
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $365,518,622)		406,647,908
NET OTHER ASSETS (LIABILITIES) - 0.6%		2,518,260
NET ASSETS - 100%		$409,166,168

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,977,600 or 2.2% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$5,809,466	$179,970,603	$179,502,466	$6,265	$177	$--	$6,277,780	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	97,363,728	97,363,728	665,433	--	--	--	0.0%
Total	$5,809,466	$277,334,331	$276,866,194	$671,698	$177	$--	$6,277,780

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$11,272,142	$8,197,137	$3,075,005	$--
Consumer Discretionary	34,289,512	2,551,120	31,738,392	--
Consumer Staples	7,902,825	1,811,147	6,091,678	--
Energy	34,613,567	11,836,209	22,777,358	--
Financials	136,197,350	75,000,584	61,196,766	--
Health Care	29,634,586	--	29,634,586	--
Industrials	59,445,778	24,237,595	35,208,183	--
Information Technology	18,599,384	5,040,723	13,558,661	--
Materials	51,566,429	9,597,746	41,968,683	--
Real Estate	6,095,778	3,575,192	2,520,586	--
Utilities	10,752,777	4,927,686	5,825,091	--
Money Market Funds	6,277,780	6,277,780	--	--
Total Investments in Securities:	$406,647,908	$153,052,919	$253,594,989	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $359,240,842)	$400,370,128
Fidelity Central Funds (cost $6,277,780)	6,277,780
Total Investment in Securities (cost $365,518,622)		$406,647,908
Foreign currency held at value (cost $23,782)		23,535
Receivable for investments sold		592,927
Receivable for fund shares sold		246,453
Dividends receivable		1,681,342
Reclaims receivable		1,268,784
Distributions receivable from Fidelity Central Funds		581
Prepaid expenses		859
Receivable from investment adviser for expense reductions		3,691
Other receivables		24,810
Total assets		410,490,890
Liabilities
Payable for investments purchased	$666,617
Payable for fund shares redeemed	201,387
Accrued management fee	311,992
Distribution and service plan fees payable	6,599
Other affiliated payables	77,790
Other payables and accrued expenses	60,337
Total liabilities		1,324,722
Net Assets		$409,166,168
Net Assets consist of:
Paid in capital		$403,061,795
Total accumulated earnings (loss)		6,104,373
Net Assets		$409,166,168
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($10,565,841 ÷ 1,094,886 shares)(a)		$9.65
Maximum offering price per share (100/94.25 of $9.65)		$10.24
Class M:
Net Asset Value and redemption price per share ($4,375,332 ÷ 454,236 shares)(a)		$9.63
Maximum offering price per share (100/96.50 of $9.63)		$9.98
Class C:
Net Asset Value and offering price per share ($3,176,619 ÷ 330,726 shares)(a)		$9.60
International Value:
Net Asset Value, offering price and redemption price per share ($372,441,210 ÷ 38,555,274 shares)		$9.66
Class I:
Net Asset Value, offering price and redemption price per share ($6,660,673 ÷ 688,834 shares)		$9.67
Class Z:
Net Asset Value, offering price and redemption price per share ($11,946,493 ÷ 1,235,996 shares)		$9.67

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$19,983,286
Non-Cash dividends		6,412,422
Income from Fidelity Central Funds (including $665,433 from security lending)		671,698
Income before foreign taxes withheld		27,067,406
Less foreign taxes withheld		(3,019,066)
Total income		24,048,340
Expenses
Management fee
Basic fee	$3,959,724
Performance adjustment	489,484
Transfer agent fees	900,832
Distribution and service plan fees	78,563
Accounting fees	293,893
Custodian fees and expenses	74,240
Independent trustees' fees and expenses	2,265
Registration fees	99,818
Audit	66,702
Legal	1,427
Interest	128
Miscellaneous	2,313
Total expenses before reductions	5,969,389
Expense reductions	(18,554)
Total expenses after reductions		5,950,835
Net investment income (loss)		18,097,505
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,669,278
Redemptions in-kind with affiliated entities	57,480,336
Fidelity Central Funds	177
Foreign currency transactions	72,224
Total net realized gain (loss)		66,222,015
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	94,592,554
Assets and liabilities in foreign currencies	(68,039)
Total change in net unrealized appreciation (depreciation)		94,524,515
Net gain (loss)		160,746,530
Net increase (decrease) in net assets resulting from operations		$178,844,035

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,097,505	$9,009,090
Net realized gain (loss)	66,222,015	(36,248,719)
Change in net unrealized appreciation (depreciation)	94,524,515	(37,319,182)
Net increase (decrease) in net assets resulting from operations	178,844,035	(64,558,811)
Distributions to shareholders	(9,153,610)	(17,025,846)
Share transactions - net increase (decrease)	(191,918,258)	44,017,671
Total increase (decrease) in net assets	(22,227,833)	(37,566,986)
Net Assets
Beginning of period	431,394,001	468,960,987
End of period	$409,166,168	$431,394,001

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Value Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$6.87	$8.25	$8.13	$9.08	$7.78
Income from Investment Operations
Net investment income (loss)A	.25B	.13	.25	.21	.17
Net realized and unrealized gain (loss)	2.66	(1.24)	.08	(1.04)	1.31
Total from investment operations	2.91	(1.11)	.33	(.83)	1.48
Distributions from net investment income	(.13)	(.24)	(.21)	(.10)	(.17)
Distributions from net realized gain	–	(.03)	–	(.01)	(.01)
Total distributions	(.13)	(.27)	(.21)	(.12)C	(.18)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$9.65	$6.87	$8.25	$8.13	$9.08
Total ReturnE,F	42.56%	(14.01)%	4.38%	(9.30)%	19.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.37%	1.30%	1.14%	1.23%	1.33%
Expenses net of fee waivers, if any	1.33%	1.30%	1.13%	1.23%	1.33%
Expenses net of all reductions	1.33%	1.28%	1.12%	1.21%	1.32%
Net investment income (loss)	2.77%B	1.71%	3.19%	2.36%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$10,566	$5,947	$7,806	$7,887	$8,151
Portfolio turnover rateI	29%J	36%	47%	55%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.73%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$6.86	$8.24	$8.11	$9.06	$7.76
Income from Investment Operations
Net investment income (loss)A	.23B	.11	.23	.18	.14
Net realized and unrealized gain (loss)	2.65	(1.25)	.08	(1.04)	1.31
Total from investment operations	2.88	(1.14)	.31	(.86)	1.45
Distributions from net investment income	(.11)	(.21)	(.18)	(.08)	(.14)
Distributions from net realized gain	–	(.03)	–	(.01)	(.01)
Total distributions	(.11)	(.24)	(.18)	(.09)	(.15)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$9.63	$6.86	$8.24	$8.11	$9.06
Total ReturnD,E	42.20%	(14.29)%	4.11%	(9.59)%	19.04%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.62%	1.57%	1.44%	1.56%	1.64%
Expenses net of fee waivers, if any	1.58%	1.57%	1.43%	1.55%	1.64%
Expenses net of all reductions	1.58%	1.55%	1.42%	1.54%	1.63%
Net investment income (loss)	2.51%B	1.44%	2.89%	2.04%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$4,375	$2,884	$3,756	$3,920	$4,181
Portfolio turnover rateH	29%I	36%	47%	55%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.48%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$6.85	$8.22	$8.08	$9.04	$7.75
Income from Investment Operations
Net investment income (loss)A	.18B	.07	.19	.14	.10
Net realized and unrealized gain (loss)	2.65	(1.24)	.08	(1.04)	1.31
Total from investment operations	2.83	(1.17)	.27	(.90)	1.41
Distributions from net investment income	(.08)	(.17)	(.13)	(.04)	(.11)
Distributions from net realized gain	–	(.03)	–	(.01)	(.01)
Total distributions	(.08)	(.20)	(.13)	(.06)C	(.12)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$9.60	$6.85	$8.22	$8.08	$9.04
Total ReturnE,F	41.45%	(14.67)%	3.53%	(10.06)%	18.41%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.12%	2.07%	1.93%	2.04%	2.12%
Expenses net of fee waivers, if any	2.09%	2.07%	1.92%	2.04%	2.12%
Expenses net of all reductions	2.09%	2.05%	1.91%	2.02%	2.11%
Net investment income (loss)	2.00%B	.94%	2.40%	1.55%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$3,177	$2,947	$3,839	$5,339	$5,171
Portfolio turnover rateI	29%J	36%	47%	55%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$6.87	$8.25	$8.14	$9.09	$7.79
Income from Investment Operations
Net investment income (loss)A	.28B	.15	.28	.24	.20
Net realized and unrealized gain (loss)	2.66	(1.23)	.07	(1.04)	1.31
Total from investment operations	2.94	(1.08)	.35	(.80)	1.51
Distributions from net investment income	(.15)	(.27)	(.24)	(.14)	(.20)
Distributions from net realized gain	–	(.03)	–	(.01)	(.01)
Total distributions	(.15)	(.30)	(.24)	(.15)	(.21)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$9.66	$6.87	$8.25	$8.14	$9.09
Total ReturnD	43.08%	(13.70)%	4.65%	(8.95)%	19.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.01%	.94%	.79%	.89%	.97%
Expenses net of fee waivers, if any	1.01%	.94%	.78%	.89%	.97%
Expenses net of all reductions	1.01%	.92%	.78%	.87%	.96%
Net investment income (loss)	3.09%B	2.07%	3.54%	2.70%	2.36%
Supplemental Data
Net assets, end of period (000 omitted)	$372,441	$406,661	$442,816	$433,015	$359,770
Portfolio turnover rateG	29%H	36%	47%	55%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.05%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$6.88	$8.26	$8.15	$9.10	$7.80
Income from Investment Operations
Net investment income (loss)A	.28B	.15	.27	.23	.19
Net realized and unrealized gain (loss)	2.66	(1.24)	.08	(1.04)	1.31
Total from investment operations	2.94	(1.09)	.35	(.81)	1.50
Distributions from net investment income	(.15)	(.26)	(.24)	(.13)	(.19)
Distributions from net realized gain	–	(.03)	–	(.01)	(.01)
Total distributions	(.15)	(.29)	(.24)	(.14)	(.20)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$9.67	$6.88	$8.26	$8.15	$9.10
Total ReturnD	43.05%	(13.75)%	4.57%	(9.04)%	19.68%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.07%	.98%	.86%	.97%	1.10%
Expenses net of fee waivers, if any	1.05%	.98%	.85%	.97%	1.10%
Expenses net of all reductions	1.05%	.97%	.85%	.95%	1.09%
Net investment income (loss)	3.05%B	2.03%	3.47%	2.62%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$6,661	$10,406	$8,495	$6,779	$5,523
Portfolio turnover rateG	29%H	36%	47%	55%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.01%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Value Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$6.87	$8.25	$8.14	$8.81
Income from Investment Operations
Net investment income (loss)B	.30C	.16	.29	.01
Net realized and unrealized gain (loss)	2.65	(1.23)	.08	(.68)
Total from investment operations	2.95	(1.07)	.37	(.67)
Distributions from net investment income	(.15)	(.28)	(.26)	–
Distributions from net realized gain	–	(.03)	–	–
Total distributions	(.15)	(.31)	(.26)	–
Redemption fees added to paid in capitalB	–	–	–	–D
Net asset value, end of period	$9.67	$6.87	$8.25	$8.14
Total ReturnE,F	43.35%	(13.58)%	4.84%	(7.60)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.89%	.82%	.67%	.84%I
Expenses net of fee waivers, if any	.89%	.82%	.67%	.84%I
Expenses net of all reductions	.89%	.81%	.66%	.82%I
Net investment income (loss)	3.21%C	2.19%	3.66%	1.58%I
Supplemental Data
Net assets, end of period (000 omitted)	$11,946	$2,549	$2,249	$92
Portfolio turnover rateJ	29%K	36%	47%	55%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.17%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$66,296,510
Gross unrealized depreciation	(32,065,843)
Net unrealized appreciation (depreciation)	$34,230,667
Tax Cost	$372,417,241

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,408,551
Capital loss carryforward	$(45,533,858)
Net unrealized appreciation (depreciation) on securities and other investments	$34,229,678

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(12,286,570)
Long-term	(33,247,288)
Total capital loss carryforward	$(45,533,858)

Due to large redemptions in the period, approximately $45,054,107 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $5,836,972 of those capital losses per year to offset capital gains.

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$9,153,610	$ 17,025,846
Total	$9,153,610	$ 17,025,846

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Value Fund	215,800,153	164,280,126

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$22,137	$1,642
Class M	.25%	.25%	20,038	190
Class C	.75%	.25%	36,388	6,324
			$78,563	$ 8,156

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$7,163
Class M	887
Class C(a)	200
$8,250

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$23,827.27
Class M	11,035.27
Class C	10,007.27
International Value	804,639.16
Class I	31,274.22
Class Z	20,050.04
	$900,832

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Value Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Value Fund	$267

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Value Fund	Borrower	$7,337,000.32%		$128

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Value Fund	2,231,949	2,726,243	535,966

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity International Value Fund	25,377,058	57,480,336	238,544,345	Class Z

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Value Fund	$1,049

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Value Fund	$45,688	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.35%/1.30%(a)	$3,170
Class M	1.60%/1.55%(a)	1,522
Class C	2.10%/2.05%(a)	1,038
International Value	1.10%/1.05%(a)	–
Class I	1.10%/1.05%(a)	2,753
Class Z	.95%/.90%(a)	–
		$8,483

 (a) Expense limitation effective June 1, 2021.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10,071.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity International Value Fund
Distributions to shareholders
Class A	$106,686	$250,358
Class M	46,945	108,862
Class C	32,999	90,015
International Value	8,705,034	16,196,338
Class I	210,394	295,710
Class Z	51,552	84,563
Total	$9,153,610	$17,025,846

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity International Value Fund
Class A
Shares sold	379,781	149,593	$3,507,076	$1,096,696
Reinvestment of distributions	12,439	30,176	104,422	245,629
Shares redeemed	(163,522)	(259,934)	(1,470,744)	(1,928,162)
Net increase (decrease)	228,698	(80,165)	$2,140,754	$(585,837)
Class M
Shares sold	71,451	43,159	$640,857	$312,065
Reinvestment of distributions	5,424	12,987	45,591	105,846
Shares redeemed	(43,156)	(91,699)	(385,663)	(664,466)
Net increase (decrease)	33,719	(35,553)	$300,785	$(246,555)
Class C
Shares sold	92,170	68,089	$842,206	$493,863
Reinvestment of distributions	3,921	11,018	32,999	90,015
Shares redeemed	(195,756)	(115,728)	(1,803,534)	(851,545)
Net increase (decrease)	(99,665)	(36,621)	$(928,329)	$(267,667)
International Value
Shares sold	13,959,911	13,140,575	$129,814,337	$91,311,864
Reinvestment of distributions	534,908	1,031,528	4,484,422	8,365,693
Shares redeemed	(35,146,329)	(8,634,726)	(331,246,581)	(58,976,320)
Net increase (decrease)	(20,651,510)	5,537,377	$(196,947,822)	$40,701,237
Class I
Shares sold	2,362,565	1,243,265	$22,186,695	$9,161,904
Reinvestment of distributions	24,378	34,548	204,597	280,876
Shares redeemed	(3,211,043)	(793,273)	(29,755,410)	(5,758,278)
Net increase (decrease)	(824,100)	484,540	$(7,364,118)	$3,684,502
Class Z
Shares sold	28,776,748	223,353	$272,875,410	$1,616,204
Reinvestment of distributions	5,969	10,427	50,000	84,563
Shares redeemed	(27,917,700)	(135,243)	(262,044,938)	(968,776)
Net increase (decrease)	865,017	98,537	$10,880,472	$731,991

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
Fidelity International Value Fund	12%	18%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Value Fund	40%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity International Value Fund
Class A	1.32%
Actual		$1,000.00	$1,043.20	$6.80
Hypothetical-C		$1,000.00	$1,018.55	$6.72
Class M	1.57%
Actual		$1,000.00	$1,042.20	$8.08
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class C	2.09%
Actual		$1,000.00	$1,039.00	$10.74
Hypothetical-C		$1,000.00	$1,014.67	$10.61
International Value	1.00%
Actual		$1,000.00	$1,045.50	$5.16
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class I	1.08%
Actual		$1,000.00	$1,045.40	$5.57
Hypothetical-C		$1,000.00	$1,019.76	$5.50
Class Z	.87%
Actual		$1,000.00	$1,046.50	$4.49
Hypothetical-C		$1,000.00	$1,020.82	$4.43

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class M, Class C, International Value, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/07/2020	$0.1360	$0.0150
Class A	12/30/2020	$0.0040	$0.0000
Class M	12/07/2020	$0.1200	$0.0150
Class M	12/30/2020	$0.0040	$0.0000
Class C	12/07/2020	$0.0890	$0.0150
Class C	12/30/2020	$0.0040	$0.0000
International Value	12/07/2020	$0.1580	$0.0150
International Value	12/30/2020	$0.0040	$0.0000
Class I	12/07/2020	$0.1600	$0.0150
Class I	12/30/2020	$0.0040	$0.0000
Class Z	12/07/2020	$0.1650	$0.0150
Class Z	12/30/2020	$0.0040	$0.0000

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Value Fund

2020 Total Return % vs. Morningstar Foreign Large Value and MSCI EAFE Val (Net MA):

75% beaten
25% beaten
Benchmark
Retail Class
Class C
-2.00
-4.00
-6.00
-8.00
-10.00
-12.00
-3.07
-6.62
-7.76
-9.15
-11.73
1 Year
-6.00
-8.00
-10.00
-12.00
-14.00
-16.00
-18.00
-7.35
-13.26
-15.94
-15.49
-16.18
3 Year
20.0
15.0
10.0
5.0
0.0
-5.0
16.1
7.2
5.6
4.1
-1.8
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class Z	54%	-	-
Retail Class	54%	38%	13%
Class A	52%	34%	10%
Class C	46%	21%	4%
Class I	53%	37%	11%
Class M	50%	29%	8%

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.35%, 1.60%, 2.10%, 1.10%, 0.95%, and 1.10% through February 28, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FIV-ANN-1221
1.827482.115

Fidelity® International Discovery Fund

Annual Report

October 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	25.22%	11.36%	8.70%
Class M (incl. 3.50% sales charge)	27.90%	11.62%	8.70%
Class C (incl. contingent deferred sales charge)	30.79%	11.81%	8.68%
Fidelity® International Discovery Fund	33.29%	13.08%	9.72%
Class K	33.40%	13.20%	9.87%
Class I	33.26%	13.05%	9.71%
Class Z	33.40%	13.20%	9.83%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$25,294	Fidelity® International Discovery Fund
$20,722	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager William Kennedy:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 32% to 33%, underperforming the 34.45% result of the benchmark MSCI EAFE (Net MA) Index. From a regional standpoint, an overweighting and stock picks in emerging markets, specifically China, along with investment choices in the U.K., detracted from the portfolio's relative result. By sector, security selection was the primary detractor versus the benchmark, especially in consumer discretionary and communication services. Stock picks and an underweighting in energy also hindered the fund's relative result. Alibaba Group Holding, the portfolio’s largest individual detractor, returned -39% this period and was sold during the past 12 months. Further pressuring relative performance was Tencent Holdings (-23%), a stake no longer held at the end of the period. Another notable detractor was Stillfront Group, which returned approximately -62%. We increased our stake in this the company over the period. All of these detractors were non-benchmark positions. Conversely, stock picks and underweightings in Japan and Asia Pacific Ex Japan aided the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our overweighting and investment choices in information technology. Also boosting the portfolio’s relative result was our underweighting in consumer staples, positioning in the financials sector, and security selection in health care. The biggest individual relative contributor was an overweighting in Capgemini (+103%). Also bolstering the fund’s relative return was our outsized stake in ASML Holding, which gained about 124% and was our top position at period end. Another notable relative contributor was an overweighting in KBC Groupe (+90%). Notable changes in the portfolio’s positioning on a geographic basis include increased exposure to Japan, France and India and a lower allocation to Switzerland. By sector, meaningful shifts consisted of an uptick in energy, materials, and financials stocks and reduced allocations to communication services, consumer staples and real estate stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	18.3%
United Kingdom	9.7%
Germany	8.7%
Switzerland	8.2%
France	7.6%
Netherlands	6.7%
India	5.7%
United States of America*	5.2%
Sweden	4.5%
Other	25.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	95.6
Short-Term Investments and Net Other Assets (Liabilities)	4.4

Top Ten Stocks as of October 31, 2021

% of fund's net assets
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.7
Nestle SA (Reg. S) (Switzerland, Food Products)	2.1
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.9
Daimler AG (Germany) (Germany, Automobiles)	1.8
Recruit Holdings Co. Ltd. (Japan, Professional Services)	1.8
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.5
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.5
Equinor ASA (Norway, Oil, Gas & Consumable Fuels)	1.5
Sony Group Corp. (Japan, Household Durables)	1.4
19.0

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	20.1
Industrials	17.4
Information Technology	14.7
Consumer Discretionary	13.2
Health Care	12.0
Materials	5.4
Consumer Staples	4.3
Communication Services	3.2
Energy	3.1
Real Estate	1.5

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value (000s)
Australia - 1.8%
Bapcor Ltd.	5,835,969	$34,901
Hyperion Metals Ltd. (a)(b)	12,405,511	9,332
Lynas Rare Earths Ltd. (a)	11,538,082	63,621
National Storage REIT unit	40,399,001	72,632
Rio Tinto Ltd.	342	23
Technology One Ltd.	2,599,732	23,878

TOTAL AUSTRALIA		204,387

Austria - 1.2%
Erste Group Bank AG	1,779,291	76,310
Wienerberger AG	1,591,848	56,346

TOTAL AUSTRIA		132,656

Bailiwick of Jersey - 0.5%
Experian PLC	1,280,280	58,644
Belgium - 1.9%
Azelis Group NV	525,800	17,019
KBC Groep NV	1,524,101	141,936
UCB SA	486,572	57,991

TOTAL BELGIUM		216,946

Bermuda - 0.1%
AutoStore Holdings Ltd.	2,739,800	10,798
Brazil - 0.4%
CM Hospitalar SA	5,067,600	18,003
Rede D'Oregon Sao Luiz SA (c)	2,095,900	21,910

TOTAL BRAZIL		39,913

British Virgin Islands - 0.1%
Fix Price Group Ltd. GDR (Reg. S)	1,152,790	10,041
Canada - 1.0%
Constellation Software, Inc.	57,160	100,454
Topicus.Com, Inc.	106,341	11,867

TOTAL CANADA		112,321

Cayman Islands - 1.2%
Akeso, Inc. (a)(c)	2,813,884	15,768
Medlive Technology Co. Ltd. (c)	1,541,082	8,012
Medlive Technology Co. Ltd.	793,500	3,919
Sea Ltd. ADR (a)	229,881	78,980
Zai Lab Ltd. (a)	243,298	25,240

TOTAL CAYMAN ISLANDS		131,919

China - 0.4%
Kweichow Moutai Co. Ltd. (A Shares)	101,000	28,792
WuXi AppTec Co. Ltd. (H Shares) (c)	982,731	21,005

TOTAL CHINA		49,797

Denmark - 1.0%
A.P. Moller - Maersk A/S Series B	12,628	36,595
ORSTED A/S (c)	514,814	72,642

TOTAL DENMARK		109,237

Finland - 0.7%
Musti Group OYJ	562,848	22,109
Neste Oyj	1,116,917	62,221

TOTAL FINLAND		84,330

France - 7.6%
Antin Infrastructure Partners SA	219,988	8,367
AXA SA	2,651,134	77,129
BNP Paribas SA	1,524,249	102,029
Capgemini SA	629,231	146,424
Elior SA (a)(c)	1,364,884	10,761
Exclusive Networks SA	1,510,117	35,525
Hydrogen Refueling Solutions	201,062	7,449
LVMH Moet Hennessy Louis Vuitton SE	272,133	213,385
Societe Generale Series A	2,198,721	73,446
Teleperformance	176,846	73,821
VINCI SA	708,981	75,705
Worldline SA (a)(c)	456,401	26,580

TOTAL FRANCE		850,621

Germany - 8.7%
adidas AG	227,079	74,367
Allianz SE	458,100	106,522
Brenntag SE	633,204	60,198
Daimler AG (Germany)	2,064,030	204,577
Deutsche Post AG	2,392,230	148,005
Exasol AG (a)	327,654	3,326
Instone Real Estate Group BV (c)	1,209,030	31,866
Linde PLC	163,357	52,592
Merck KGaA	156,284	36,892
Nexus AG	574,666	50,089
Shop Apotheke Europe NV (a)(c)	215,268	32,599
Siemens AG	777,190	126,357
Siemens Healthineers AG (c)	497,465	33,043
SUSE SA (a)	370,507	15,989

TOTAL GERMANY		976,422

Greece - 0.1%
Alpha Bank SA (a)	8,300,685	10,541
Piraeus Financial Holdings SA (a)	3,436,277	5,839

TOTAL GREECE		16,380

Hong Kong - 2.7%
AIA Group Ltd.	13,255,061	148,550
Antengene Corp. (c)	10,202,858	13,533
Hong Kong Exchanges and Clearing Ltd.	1,166,010	70,556
Techtronic Industries Co. Ltd.	3,443,203	70,851

TOTAL HONG KONG		303,490

Hungary - 0.9%
OTP Bank PLC (a)	1,342,885	80,653
Richter Gedeon PLC	890,603	24,949

TOTAL HUNGARY		105,602

India - 5.5%
Avenue Supermarts Ltd. (a)(c)	505,358	31,253
Axis Bank Ltd. (a)	2,938,000	29,084
Eicher Motors Ltd.	595,700	19,748
FSN E-Commerce Ventures Private Ltd. (d)	210,804	3,006
HDFC Bank Ltd.	3,117,382	65,973
HDFC Bank Ltd. sponsored ADR	1,609,380	115,731
Housing Development Finance Corp. Ltd.	4,463,615	169,404
Pine Labs Private Ltd. (e)(f)	8,672	3,718
PVR Ltd. (a)	649,600	14,539
Reliance Industries Ltd.	2,499,500	84,576
Reliance Industries Ltd.	118,680	3,012
Reliance Industries Ltd. sponsored GDR (c)	414,558	28,190
Sunteck Realty Ltd.	2,762,804	16,972
Vijaya Diagnostic Centre Pvt Ltd.	2,660,784	20,039
Zomato Ltd. (e)	10,934,400	16,312

TOTAL INDIA		621,557

Ireland - 2.6%
Cairn Homes PLC	29,285,909	37,995
CRH PLC	2,326,969	111,354
Dalata Hotel Group PLC (a)(b)	13,142,844	56,215
Flutter Entertainment PLC (a)	232,923	43,974
Ryanair Holdings PLC sponsored ADR (a)	413,858	46,977

TOTAL IRELAND		296,515

Isle of Man - 0.2%
Entain PLC (a)	891,947	24,999
Italy - 1.0%
BFF Bank SpA (c)	3,303,871	29,561
Intesa Sanpaolo SpA	21,095,508	59,957
Reply SpA	124,595	24,154

TOTAL ITALY		113,672

Japan - 18.3%
Daiichi Sankyo Kabushiki Kaisha	2,447,417	61,754
FUJIFILM Holdings Corp.	1,205,314	93,144
Fujitsu Ltd.	285,536	49,349
Hitachi Ltd.	2,232,267	128,633
Hoya Corp.	1,143,720	168,365
Itochu Corp.	2,575,352	73,451
JEOL Ltd.	1,035,904	78,509
Keyence Corp.	243,551	147,011
Lifenet Insurance Co. (a)	1,152,816	11,484
Minebea Mitsumi, Inc.	4,374,164	110,741
Misumi Group, Inc.	981,930	41,068
Mitsubishi UFJ Financial Group, Inc.	5,981,226	32,798
Money Forward, Inc. (a)	185,722	12,620
ORIX Corp.	7,421,595	147,514
Persol Holdings Co. Ltd.	2,355,441	63,311
Recruit Holdings Co. Ltd.	3,056,578	203,321
Renesas Electronics Corp. (a)	7,066,848	86,932
SHIFT, Inc. (a)	98,055	22,613
Shin-Etsu Chemical Co. Ltd.	630,982	112,525
Shiseido Co. Ltd.	490,595	32,736
SMC Corp.	74,340	44,364
Sony Group Corp.	1,407,816	163,020
THK Co. Ltd.	738,818	15,887
TIS, Inc.	1,485,608	40,472
Z Holdings Corp.	12,259,669	76,108
ZOZO, Inc.	1,418,959	45,547

TOTAL JAPAN		2,063,277

Korea (South) - 0.3%
Samsung SDI Co. Ltd.	61,660	38,704
Luxembourg - 0.8%
B&M European Value Retail SA	3,331,134	28,866
Eurofins Scientific SA	475,198	55,999

TOTAL LUXEMBOURG		84,865

Netherlands - 6.7%
AerCap Holdings NV (a)	1,082,727	63,924
Airbus Group NV (a)	935,055	119,951
ASML Holding NV (Netherlands)	386,912	314,524
IMCD NV	145,037	32,200
ING Groep NV (Certificaten Van Aandelen)	5,176,540	78,522
NXP Semiconductors NV	498,007	100,030
RHI Magnesita NV	435,151	19,998
Universal Music Group NV	970,961	28,190

TOTAL NETHERLANDS		757,339

New Zealand - 0.9%
EBOS Group Ltd.	1,483,971	38,549
Ryman Healthcare Group Ltd.	5,818,419	60,249

TOTAL NEW ZEALAND		98,798

Norway - 2.1%
Equinor ASA	6,528,237	165,178
Schibsted ASA (A Shares)	1,183,496	61,039
Volue A/S	1,200,992	8,402

TOTAL NORWAY		234,619

Spain - 1.8%
Aena SME SA (a)(c)	141,425	23,227
Amadeus IT Holding SA Class A (a)	1,328,846	88,851
Cellnex Telecom SA (c)	1,523,996	93,689

TOTAL SPAIN		205,767

Sweden - 4.4%
ASSA ABLOY AB (B Shares)	2,325,576	68,239
EQT AB	1,240,477	65,375
Evolution AB (c)	393,371	63,632
HEXPOL AB (B Shares)	2,053,585	23,984
Industrivarden AB (A Shares) (g)	75,657	2,495
Indutrade AB	3,307,612	96,247
Kry International AB (f)	4,183	1,729
Lagercrantz Group AB (B Shares)	866,200	11,599
Nibe Industrier AB (B Shares)	3,092,173	46,033
Nordnet AB	1,980,612	37,972
Stillfront Group AB (a)	4,950,820	22,091
Svenska Handelsbanken AB (A Shares)	4,917,732	56,369

TOTAL SWEDEN		495,765

Switzerland - 8.2%
Dufry AG (a)	294,899	15,614
Lonza Group AG	128,875	105,650
Nestle SA (Reg. S)	1,789,817	236,090
Partners Group Holding AG	74,875	130,639
Roche Holding AG (participation certificate)	783,188	303,402
Schindler Holding AG (participation certificate)	31,780	8,268
Sika AG	212,444	71,928
SKAN Group AG	67,800	5,348
Zur Rose Group AG (a)	119,514	42,423

TOTAL SWITZERLAND		919,362

Taiwan - 1.5%
MediaTek, Inc.	1,546,000	50,691
Taiwan Semiconductor Manufacturing Co. Ltd.	5,587,000	118,402

TOTAL TAIWAN		169,093

United Kingdom - 9.7%
Anglo American PLC (United Kingdom)	1,991,285	75,754
AstraZeneca PLC (United Kingdom)	470,678	58,882
Big Yellow Group PLC	2,202,619	44,583
Bytes Technology Group PLC	2,484,921	18,160
Compass Group PLC (a)	5,521,332	117,166
Dechra Pharmaceuticals PLC	858,347	60,144
Deliveroo PLC Class A (a)(c)(g)	5,013,849	18,547
Diageo PLC	2,319,792	115,414
Dr. Martens Ltd. (a)	4,424,178	22,330
Harbour Energy PLC (a)	3,527,958	16,966
JD Sports Fashion PLC	6,281,836	93,535
Jet2 PLC (a)	1,774,756	29,620
JTC PLC (c)	4,338,482	46,134
Lloyds Banking Group PLC	69,054,489	47,260
M&G PLC	35,241,241	96,362
Prudential PLC (a)	5,479,300	112,068
Smart Metering Systems PLC	2,987,191	33,359
Starling Bank Ltd. Series D (a)(e)(f)	6,223,100	11,023
Vistry Group PLC	2,708,014	45,214
WH Smith PLC (a)	1,432,968	30,632
Zegona Communications PLC (b)	337,693	495

TOTAL UNITED KINGDOM		1,093,648

United States of America - 0.8%
Dlocal Ltd.	256,116	12,424
MercadoLibre, Inc. (a)	26,261	38,893
NICE Systems Ltd. sponsored ADR (a)	121,315	34,335

TOTAL UNITED STATES OF AMERICA		85,652

TOTAL COMMON STOCKS
(Cost $7,045,070)		10,717,136

Preferred Stocks - 0.5%
Convertible Preferred Stocks - 0.3%
China - 0.2%
ByteDance Ltd. Series E1 (e)(f)	131,235	16,315
dMed Biopharmaceutical Co. Ltd. Series C (e)(f)	727,754	10,065
		26,380
India - 0.1%
Delhivery Private Ltd. Series H (e)(f)	10,208	4,856

TOTAL CONVERTIBLE PREFERRED STOCKS		31,236

Nonconvertible Preferred Stocks - 0.2%
India - 0.1%
Pine Labs Private Ltd.:
Series 1 (e)(f)	20,726	8,886
Series A (e)(f)	5,179	2,220
Series B (e)(f)	5,635	2,416
Series B2 (e)(f)	4,558	1,954
Series C (e)(f)	8,478	3,635
Series C1 (e)(f)	1,786	766
Series D (e)(f)	1,910	819
		20,696
Sweden - 0.1%
Kry International AB Series E (f)	24,162	10,515

TOTAL NONCONVERTIBLE PREFERRED STOCKS		31,211

TOTAL PREFERRED STOCKS
(Cost $58,743)		62,447

Money Market Funds - 3.6%
Fidelity Cash Central Fund 0.06% (h)	398,197,365	398,277
Fidelity Securities Lending Cash Central Fund 0.06% (h)(i)	2,885,260	2,886
TOTAL MONEY MARKET FUNDS
(Cost $401,163)		401,163
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $7,504,976)		11,180,746
NET OTHER ASSETS (LIABILITIES) - 0.8%		87,592
NET ASSETS - 100%		$11,268,338

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $621,952,000 or 5.5% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $82,985,000 or 0.7% of net assets.

 (f) Level 3 security

 (g) Security or a portion of the security is on loan at period end.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
ByteDance Ltd. Series E1	11/18/20	$14,380
Delhivery Private Ltd. Series H	5/20/21	$4,983
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$10,336
Pine Labs Private Ltd.	6/30/21	$3,233
Pine Labs Private Ltd. Series 1	6/30/21	$7,728
Pine Labs Private Ltd. Series A	6/30/21	$1,931
Pine Labs Private Ltd. Series B	6/30/21	$2,101
Pine Labs Private Ltd. Series B2	6/30/21	$1,699
Pine Labs Private Ltd. Series C	6/30/21	$3,161
Pine Labs Private Ltd. Series C1	6/30/21	$666
Pine Labs Private Ltd. Series D	6/30/21	$712
Starling Bank Ltd. Series D	6/18/21	$11,126
Zomato Ltd.	12/9/20 - 2/10/21	$7,648

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$141,859	$2,620,896	$2,364,475	$74	$(3)	$--	$398,277	0.7%
Fidelity Securities Lending Cash Central Fund 0.06%	11,911	551,723	560,748	878	--	--	2,886	0.0%
Total	$153,770	$3,172,619	$2,925,223	$952	$(3)	$--	$401,163

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Dalata Hotel Group PLC	$18,669	$31,208	$1,736	$--	$596	$7,478	$56,215
Hyperion Metals Ltd.	--	10,892	56	--	(3)	(1,501)	9,332
Piraeus Financial Holdings SA	--	4,874	111	73	18	1,058	--
Zegona Communications PLC	27,072	--	38,471	1,235	13,786	(1,892)	495
Total	$45,741	$46,974	$40,374	$1,308	$14,397	$5,143	$66,042

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$375,131	$299,023	$76,108	$--
Consumer Discretionary	1,487,985	913,935	574,050	--
Consumer Staples	486,708	102,468	384,240	--
Energy	360,143	360,143	--	--
Financials	2,252,951	1,340,897	901,031	11,023
Health Care	1,351,961	641,825	700,071	10,065
Industrials	1,939,119	879,118	1,055,145	4,856
Information Technology	1,689,433	712,689	923,771	52,973
Materials	597,457	297,824	299,633	--
Real Estate	166,053	166,053	--	--
Utilities	72,642	72,642	--	--
Money Market Funds	401,163	401,163	--	--
Total Investments in Securities:	$11,180,746	$6,187,780	$4,914,049	$78,917

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $2,575) — See accompanying schedule: Unaffiliated issuers (cost $7,028,075)	$10,713,541
Fidelity Central Funds (cost $401,163)	401,163
Other affiliated issuers (cost $75,738)	66,042
Total Investment in Securities (cost $7,504,976)		$11,180,746
Foreign currency held at value (cost $27,786)		27,782
Receivable for investments sold		100,381
Receivable for fund shares sold		5,006
Dividends receivable		11,945
Reclaims receivable		24,074
Distributions receivable from Fidelity Central Funds		37
Prepaid expenses		15
Other receivables		4,072
Total assets		11,354,058
Liabilities
Payable for investments purchased
Regular delivery	$56,580
Delayed delivery	3,164
Payable for fund shares redeemed	3,190
Accrued management fee	7,594
Distribution and service plan fees payable	62
Other affiliated payables	1,044
Other payables and accrued expenses	11,208
Collateral on securities loaned	2,878
Total liabilities		85,720
Net Assets		$11,268,338
Net Assets consist of:
Paid in capital		$6,675,880
Total accumulated earnings (loss)		4,592,458
Net Assets		$11,268,338
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($206,114 ÷ 3,505.77 shares)(a)		$58.79
Maximum offering price per share (100/94.25 of $58.79)		$62.38
Class M:
Net Asset Value and redemption price per share ($25,178 ÷ 431.53 shares)(a)		$58.35
Maximum offering price per share (100/96.50 of $58.35)		$60.47
Class C:
Net Asset Value and offering price per share ($10,230 ÷ 177.65 shares)(a)		$57.59
International Discovery:
Net Asset Value, offering price and redemption price per share ($5,117,474 ÷ 86,285.34 shares)		$59.31
Class K:
Net Asset Value, offering price and redemption price per share ($1,371,352 ÷ 23,170.69 shares)		$59.18
Class I:
Net Asset Value, offering price and redemption price per share ($565,667 ÷ 9,563.28 shares)		$59.15
Class Z:
Net Asset Value, offering price and redemption price per share ($3,972,323 ÷ 67,170.52 shares)		$59.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2021
Investment Income
Dividends (including $1,308 earned from other affiliated issuers)		$198,888
Income from Fidelity Central Funds (including $878 from security lending)		952
Income before foreign taxes withheld		199,840
Less foreign taxes withheld		(23,367)
Total income		176,473
Expenses
Management fee
Basic fee	$69,994
Performance adjustment	18,981
Transfer agent fees	12,418
Distribution and service plan fees	758
Accounting fees	1,802
Custodian fees and expenses	1,346
Independent trustees' fees and expenses	42
Registration fees	151
Audit	191
Legal	18
Interest	2
Miscellaneous	48
Total expenses before reductions	105,751
Expense reductions	(174)
Total expenses after reductions		105,577
Net investment income (loss)		70,896
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,040,738
Fidelity Central Funds	(3)
Other affiliated issuers	14,397
Foreign currency transactions	(1,814)
Total net realized gain (loss)		1,053,318
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $10,194)	1,770,802
Affiliated issuers	5,143
Assets and liabilities in foreign currencies	(422)
Total change in net unrealized appreciation (depreciation)		1,775,523
Net gain (loss)		2,828,841
Net increase (decrease) in net assets resulting from operations		$2,899,737

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$70,896	$64,741
Net realized gain (loss)	1,053,318	368,358
Change in net unrealized appreciation (depreciation)	1,775,523	260,409
Net increase (decrease) in net assets resulting from operations	2,899,737	693,508
Distributions to shareholders	(373,978)	(219,470)
Share transactions - net increase (decrease)	(89,410)	(699,272)
Total increase (decrease) in net assets	2,436,349	(225,234)
Net Assets
Beginning of period	8,831,989	9,057,223
End of period	$11,268,338	$8,831,989

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$45.84	$43.31	$39.99	$46.66	$37.60
Income from Investment Operations
Net investment income (loss)A	.18	.16	.63B	.37	.36
Net realized and unrealized gain (loss)	14.60	3.27	3.93	(4.87)	9.22
Total from investment operations	14.78	3.43	4.56	(4.50)	9.58
Distributions from net investment income	(.12)	(.62)	(.33)	(.34)	(.47)
Distributions from net realized gain	(1.71)	(.28)	(.91)	(1.83)	(.05)
Total distributions	(1.83)	(.90)	(1.24)	(2.17)	(.52)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$58.79	$45.84	$43.31	$39.99	$46.66
Total ReturnD,E	32.86%	8.02%	11.90%	(10.11)%	25.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.32%	1.36%	1.12%	1.22%	1.29%
Expenses net of fee waivers, if any	1.32%	1.36%	1.12%	1.22%	1.29%
Expenses net of all reductions	1.32%	1.36%	1.11%	1.21%	1.27%
Net investment income (loss)	.32%	.38%	1.57%B	.83%	.88%
Supplemental Data
Net assets, end of period (in millions)	$206	$173	$185	$191	$248
Portfolio turnover rateH	41%I	34%I	70%I	45%I	42%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.05%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$45.53	$43.01	$39.71	$46.35	$37.34
Income from Investment Operations
Net investment income (loss)A	.04	.06	.53B	.27	.26
Net realized and unrealized gain (loss)	14.51	3.24	3.91	(4.84)	9.17
Total from investment operations	14.55	3.30	4.44	(4.57)	9.43
Distributions from net investment income	(.02)	(.51)	(.22)	(.24)	(.37)
Distributions from net realized gain	(1.71)	(.28)	(.91)	(1.83)	(.05)
Total distributions	(1.73)	(.78)C	(1.14)C	(2.07)	(.42)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$58.35	$45.53	$43.01	$39.71	$46.35
Total ReturnE,F	32.53%	7.77%	11.62%	(10.31)%	25.57%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.57%	1.61%	1.37%	1.46%	1.53%
Expenses net of fee waivers, if any	1.57%	1.61%	1.37%	1.46%	1.52%
Expenses net of all reductions	1.57%	1.60%	1.35%	1.45%	1.51%
Net investment income (loss)	.07%	.13%	1.32%B	.59%	.64%
Supplemental Data
Net assets, end of period (in millions)	$25	$21	$24	$28	$35
Portfolio turnover rateI	41%J	34%J	70%J	45%J	42%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .80%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$45.18	$42.60	$39.32	$45.94	$36.96
Income from Investment Operations
Net investment income (loss)A	(.27)	(.18)	.31B	.02	.04
Net realized and unrealized gain (loss)	14.38	3.22	3.88	(4.79)	9.12
Total from investment operations	14.11	3.04	4.19	(4.77)	9.16
Distributions from net investment income	–	(.19)	–	(.02)	(.13)
Distributions from net realized gain	(1.70)	(.28)	(.91)	(1.83)	(.05)
Total distributions	(1.70)	(.46)C	(.91)	(1.85)	(.18)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$57.59	$45.18	$42.60	$39.32	$45.94
Total ReturnE,F	31.79%	7.19%	11.02%	(10.80)%	24.93%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.14%	2.16%	1.91%	2.00%	2.05%
Expenses net of fee waivers, if any	2.13%	2.15%	1.91%	2.00%	2.05%
Expenses net of all reductions	2.13%	2.15%	1.90%	1.99%	2.04%
Net investment income (loss)	(.50)%	(.41)%	.78%B	.05%	.11%
Supplemental Data
Net assets, end of period (in millions)	$10	$11	$12	$22	$28
Portfolio turnover rateI	41%J	34%J	70%J	45%J	42%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .26%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$46.20	$43.65	$40.32	$47.04	$37.91
Income from Investment Operations
Net investment income (loss)A	.36	.32	.78B	.53	.50
Net realized and unrealized gain (loss)	14.71	3.29	3.95	(4.92)	9.29
Total from investment operations	15.07	3.61	4.73	(4.39)	9.79
Distributions from net investment income	(.25)	(.78)	(.49)	(.50)	(.61)
Distributions from net realized gain	(1.71)	(.28)	(.91)	(1.83)	(.05)
Total distributions	(1.96)	(1.06)	(1.40)	(2.33)	(.66)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$59.31	$46.20	$43.65	$40.32	$47.04
Total ReturnD	33.29%	8.39%	12.31%	(9.81)%	26.33%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.02%	.78%	.88%	.94%
Expenses net of fee waivers, if any	.99%	1.02%	.78%	.88%	.94%
Expenses net of all reductions	.99%	1.01%	.76%	.87%	.92%
Net investment income (loss)	.65%	.72%	1.92%B	1.17%	1.22%
Supplemental Data
Net assets, end of period (in millions)	$5,117	$6,784	$6,726	$6,515	$7,351
Portfolio turnover rateG	41%H	34%H	70%H	45%H	42%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.40%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class K

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$46.10	$43.55	$40.25	$46.96	$37.86
Income from Investment Operations
Net investment income (loss)A	.41	.36	.82B	.58	.55
Net realized and unrealized gain (loss)	14.67	3.29	3.93	(4.90)	9.26
Total from investment operations	15.08	3.65	4.75	(4.32)	9.81
Distributions from net investment income	(.29)	(.82)	(.54)	(.55)	(.66)
Distributions from net realized gain	(1.71)	(.28)	(.91)	(1.83)	(.05)
Total distributions	(2.00)	(1.10)	(1.45)	(2.39)C	(.71)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$59.18	$46.10	$43.55	$40.25	$46.96
Total ReturnE	33.40%	8.52%	12.41%	(9.70)%	26.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	.90%	.91%	.66%	.77%	.82%
Expenses net of fee waivers, if any	.90%	.91%	.66%	.77%	.82%
Expenses net of all reductions	.90%	.91%	.65%	.76%	.80%
Net investment income (loss)	.74%	.83%	2.03%B	1.29%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$1,371	$1,401	$1,566	$2,064	$2,228
Portfolio turnover rateH	41%I	34%I	70%I	45%I	42%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.51%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$46.08	$43.53	$40.22	$46.92	$37.82
Income from Investment Operations
Net investment income (loss)A	.35	.31	.77B	.52	.49
Net realized and unrealized gain (loss)	14.67	3.28	3.93	(4.90)	9.27
Total from investment operations	15.02	3.59	4.70	(4.38)	9.76
Distributions from net investment income	(.24)	(.76)	(.48)	(.49)	(.61)
Distributions from net realized gain	(1.71)	(.28)	(.91)	(1.83)	(.05)
Total distributions	(1.95)	(1.04)	(1.39)	(2.32)	(.66)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$59.15	$46.08	$43.53	$40.22	$46.92
Total ReturnD	33.26%	8.37%	12.26%	(9.81)%	26.29%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.02%	1.04%	.80%	.91%	.96%
Expenses net of fee waivers, if any	1.02%	1.04%	.80%	.91%	.96%
Expenses net of all reductions	1.02%	1.03%	.79%	.90%	.94%
Net investment income (loss)	.62%	.70%	1.89%B	1.15%	1.21%
Supplemental Data
Net assets, end of period (in millions)	$566	$388	$463	$579	$658
Portfolio turnover rateG	41%H	34%H	70%H	45%H	42%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.37%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity International Discovery Fund Class Z

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$46.07	$43.52	$40.22	$46.92	$37.84
Income from Investment Operations
Net investment income (loss)A	.43	.36	.82B	.58	.56
Net realized and unrealized gain (loss)	14.64	3.29	3.94	(4.89)	9.24
Total from investment operations	15.07	3.65	4.76	(4.31)	9.80
Distributions from net investment income	(.29)	(.82)	(.54)	(.56)	(.67)
Distributions from net realized gain	(1.71)	(.28)	(.91)	(1.83)	(.05)
Total distributions	(2.00)	(1.10)	(1.46)C	(2.39)	(.72)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$59.14	$46.07	$43.52	$40.22	$46.92
Total ReturnE,F	33.40%	8.53%	12.42%	(9.68)%	26.44%
Ratios to Average Net AssetsG,H
Expenses before reductions	.90%	.91%	.66%	.77%	.82%
Expenses net of fee waivers, if any	.90%	.91%	.66%	.77%	.82%
Expenses net of all reductions	.90%	.91%	.65%	.76%	.80%
Net investment income (loss)	.74%	.83%	2.03%B	1.29%	1.35%
Supplemental Data
Net assets, end of period (in millions)	$3,972	$54	$82	$118	$101
Portfolio turnover rateI	41%J	34%J	70%J	45%J	42%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.51%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity International Discovery Fund	$709

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, redemptions in-kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,656,885
Gross unrealized depreciation	(148,077)
Net unrealized appreciation (depreciation)	$3,508,808
Tax Cost	$7,671,938

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$350,422
Undistributed long-term capital gain	$745,311
Net unrealized appreciation (depreciation) on securities and other investments	$3,507,480

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$49,750	$ 161,887
Long-term Capital Gains	324,228	57,583
Total	$373,978	$ 219,470

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery Fund	4,261,532	4,699,133

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity International Discovery Fund	5,142	121,741	296,500	International Discovery and Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity International Discovery Fund	391	5,107	17,621	Class K

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$515	$2
Class M	.25%	.25%	126	1
Class C	.75%	.25%	117	10
			$758	$13

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$13
Class M	2
Class C(a)	1
$16

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$443.21
Class M	53.21
Class C	32.28
International Discovery	10,060.13
Class K	666.04
Class I	754.16
Class Z	410.04
	$12,418

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Discovery Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Discovery Fund	$7

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Discovery Fund	Borrower	$63,582.33%		$2

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Discovery Fund	62,501	154,610	36,690

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Discovery Fund	$19

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Discovery Fund	$81	$–(a)	$–

 (a) In the amount of less than five hundred dollars.

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $174.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity International Discovery Fund
Distributions to shareholders
Class A	$6,843	$3,793
Class M	802	430
Class C	398	132
International Discovery	286,406	162,657
Class K	61,075	39,624
Class I	16,153	10,816
Class Z	2,301	2,018
Total	$373,978	$219,470

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity International Discovery Fund
Class A
Shares sold	238	272	$13,197	$11,717
Reinvestment of distributions	133	86	6,770	3,755
Shares redeemed	(634)	(851)	(35,444)	(36,666)
Net increase (decrease)	(263)	(493)	$(15,477)	$(21,194)
Class M
Shares sold	17	24	$947	$1,052
Reinvestment of distributions	16	10	797	427
Shares redeemed	(70)	(123)	(3,858)	(5,204)
Net increase (decrease)	(37)	(89)	$(2,114)	$(3,725)
Class C
Shares sold	29	21	$1,540	$907
Reinvestment of distributions	8	3	392	129
Shares redeemed	(96)	(77)	(5,269)	(3,294)
Net increase (decrease)	(59)	(53)	$(3,337)	$(2,258)
International Discovery
Shares sold	12,516	16,409	$714,365	$717,307
Reinvestment of distributions	5,339	3,541	273,648	155,371
Shares redeemed	(78,418)	(27,210)	(4,595,438)	(1,183,873)
Net increase (decrease)	(60,563)	(7,260)	$(3,607,425)	$(311,195)
Class K
Shares sold	5,378	7,748	$296,062	$337,174
Reinvestment of distributions	1,195	906	61,075	39,624
Shares redeemed	(13,782)	(14,222)	(776,307)	(623,171)
Net increase (decrease)	(7,209)	(5,568)	$(419,170)	$(246,373)
Class I
Shares sold	2,483	2,297	$143,258	$86,875
Reinvestment of distributions	94	70	4,805	3,049
Shares redeemed	(1,442)	(4,575)	(80,483)	(180,333)
Net increase (decrease)	1,135	(2,208)	$67,580	$(90,409)
Class Z
Shares sold	66,388	226	$3,911,924	$9,843
Reinvestment of distributions	36	26	1,857	1,127
Shares redeemed	(424)	(957)	(23,248)	(35,088)
Net increase (decrease)	66,000	(705)	$3,890,533	$(24,118)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity International Discovery Fund	23%	11%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Discovery Fund	37%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Discovery Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity International Discovery Fund
Class A	1.31%
Actual		$1,000.00	$1,046.60	$6.76
Hypothetical-C		$1,000.00	$1,018.60	$6.67
Class M	1.56%
Actual		$1,000.00	$1,045.50	$8.04
Hypothetical-C		$1,000.00	$1,017.34	$7.93
Class C	2.12%
Actual		$1,000.00	$1,042.50	$10.91
Hypothetical-C		$1,000.00	$1,014.52	$10.76
International Discovery	.98%
Actual		$1,000.00	$1,048.40	$5.06
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Class K	.89%
Actual		$1,000.00	$1,048.70	$4.60
Hypothetical-C		$1,000.00	$1,020.72	$4.53
Class I	1.01%
Actual		$1,000.00	$1,048.20	$5.21
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class Z	.91%
Actual		$1,000.00	$1,049.00	$4.70
Hypothetical-C		$1,000.00	$1,020.62	$4.63

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund
Class A	12/06/21	12/03/21	$1.225	$4.382
Class M	12/06/21	12/03/21	$1.078	$4.382
Class C	12/06/21	12/03/21	$0.650	$4.382
International Discovery	12/06/21	12/03/21	$1.384	$4.382
Class K	12/06/21	12/03/21	$1.472	$4.382
Class I	12/06/21	12/03/21	$1.418	$4.382
Class Z	12/06/21	12/03/21	$1.495	$4.382

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $745,334,572, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A, International Discovery, Class K, Class I and Class Z designate 1% and Class M designates 3% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, International Discovery, Class K, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/07/2020	0.1952	0.0692
Class M	12/07/2020	0.0962	0.0692
International Discovery Fund	12/07/2020	0.3282	0.0692
Class K	12/07/2020	0.3672	0.0692
Class I	12/07/2020	0.3162	0.0692
Class Z	12/07/2020	0.3662	0.0692

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IGI-ANN-1221
1.807258.117

Fidelity's Broadly Diversified International Equity Funds

Fidelity® Diversified International Fund

Fidelity® International Capital Appreciation Fund

Fidelity® Overseas Fund

Fidelity® Worldwide Fund

Annual Report

October 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Fidelity® Diversified International Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® International Capital Appreciation Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Overseas Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Worldwide Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Reports of Independent Registered Accounting Firms
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Diversified International Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Diversified International Fund	29.58%	12.79%	9.68%
Class K	29.71%	12.92%	9.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$25,183	Fidelity® Diversified International Fund
$20,722	MSCI EAFE Index

Fidelity® Diversified International Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Bill Bower:  For the fiscal year ending October 31, 2021, the fund's share classes gained roughly 29% to 30%, underperforming the 34.45% result of the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, stock picks and an underweighting in Europe ex U.K. and an overweighting emerging markets, specifically China, hurt the fund's relative result. By sector, the primary detractors from performance versus the benchmark were stock selection and an underweighting in financials. Weak picks in consumer discretionary also hindered the fund's relative result. Also hampering our result were stock picks in consumer staples, especially within the food & staples retailing industry. Our biggest individual relative detractor was an out-of-benchmark stake in Alibaba Group Holding (-46%). We reduced our position this period. The fund's stake in Tencent Holdings returned -15%. We decreased our non-benchmark stake in the company the past year. Another notable relative detractor was an outsized stake in London Stock Exchange Group (-9%). This period we reduced our stake. Conversely, a non-benchmark allocation to the U.S. and an underweighting and stock picks in Japan contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock picks in industrials. An overweighting and stock selection in information technology and stock picks in health care also helped the fund's relative performance. The biggest individual relative contributor was an overweight position in ASML Holding (+126%), the fund's largest holding. Another key contributor was our out-of-benchmark position in Rivian Automotive (+294%). Another notable relative contributor was an overweighting in Capgemini (+103%). Notable changes in positioning include increased exposure to France and United Kingdom. By sector, meaningful changes in positioning include increased exposure to financials and industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Diversified International Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	18.8%
France	9.4%
United Kingdom	8.6%
Switzerland	8.4%
United States of America*	7.6%
Germany	7.4%
Netherlands	6.8%
India	4.3%
Canada	2.8%
Other	25.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.9

Top Ten Stocks as of October 31, 2021

% of fund's net assets
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	3.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.6
Nestle SA (Reg. S) (Switzerland, Food Products)	2.2
Hoya Corp. (Japan, Health Care Equipment & Supplies)	2.1
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.9
AIA Group Ltd. (Hong Kong, Insurance)	1.6
Keyence Corp. (Japan, Electronic Equipment & Components)	1.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.5
RELX PLC (Euronext N.V.) (United Kingdom, Professional Services)	1.2
KBC Groep NV (Belgium, Banks)	1.2
18.9

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	20.2
Information Technology	17.5
Financials	16.3
Health Care	13.2
Consumer Discretionary	11.1
Consumer Staples	6.6
Materials	5.1
Communication Services	4.5
Energy	3.1
Real Estate	0.5

Fidelity® Diversified International Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Australia - 0.8%
Aristocrat Leisure Ltd.	2,485,067	$87,263,202
Lynas Rare Earths Ltd. (a)	4,824,749	26,603,630

TOTAL AUSTRALIA		113,866,832

Austria - 0.2%
Erste Group Bank AG	635,515	27,255,713
Bailiwick of Jersey - 2.3%
Experian PLC	1,898,065	86,941,566
Ferguson PLC	868,744	130,721,709
Glencore Xstrata PLC	9,908,925	49,550,370
WPP PLC	4,968,938	71,824,840

TOTAL BAILIWICK OF JERSEY		339,038,485

Belgium - 1.9%
Azelis Group NV	696,064	22,530,200
KBC Groep NV	1,976,159	184,034,471
UCB SA	655,586	78,135,100

TOTAL BELGIUM		284,699,771

Bermuda - 1.2%
Hiscox Ltd.	4,327,515	49,333,764
IHS Markit Ltd.	941,583	123,083,730

TOTAL BERMUDA		172,417,494

Brazil - 0.0%
Natura & Co. Holding SA (a)	1,138,000	7,843,687
Canada - 2.8%
Canadian Natural Resources Ltd.	2,839,811	120,696,557
Constellation Software, Inc.	58,327	102,505,367
Fairfax India Holdings Corp. (a)(b)	1,668,776	21,694,088
First Quantum Minerals Ltd.	1,391,402	32,941,240
Franco-Nevada Corp.	430,561	61,435,655
Thomson Reuters Corp.	364,843	43,886,698
Tourmaline Oil Corp.	951,678	34,396,054

TOTAL CANADA		417,555,659

Cayman Islands - 2.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	265,179	43,738,624
Anta Sports Products Ltd.	3,679,806	57,511,010
GlobalFoundries, Inc.	847,450	41,304,713
Li Ning Co. Ltd.	6,253,836	69,527,256
Medlive Technology Co. Ltd. (b)	318,232	1,654,455
Medlive Technology Co. Ltd.	1,065,500	5,262,451
Sea Ltd. ADR (a)	81,690	28,066,233
Tencent Holdings Ltd.	1,102,016	67,035,405
Zai Lab Ltd. ADR (a)	206,662	21,575,513

TOTAL CAYMAN ISLANDS		335,675,660

China - 0.7%
Kweichow Moutai Co. Ltd. (A Shares)	303,255	86,448,564
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	268,200	15,746,374
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	1,744,300	8,917,898

TOTAL CHINA		111,112,836

Curacao - 0.3%
Schlumberger Ltd.	1,524,272	49,173,015
Denmark - 1.8%
DSV A/S	773,257	179,705,648
GN Store Nord A/S	576,402	34,978,241
Vestas Wind Systems A/S	1,098,812	47,521,271

TOTAL DENMARK		262,205,160

France - 9.4%
Amundi SA (b)	632,984	56,379,758
BNP Paribas SA	2,325,029	155,631,007
Capgemini SA	706,958	164,511,107
Dassault Systemes SA	1,333,235	77,857,481
Edenred SA	633,989	34,277,325
Hermes International SCA	13,661	21,643,095
Legrand SA	835,471	91,141,644
LVMH Moet Hennessy Louis Vuitton SE	359,497	281,889,386
Pernod Ricard SA	671,201	154,172,991
Sanofi SA	295,461	29,677,337
Sartorius Stedim Biotech	128,708	70,852,107
Societe Generale Series A	1,910,918	63,832,216
Teleperformance	326,632	136,346,519
Worldline SA (a)(b)	1,112,401	64,785,434

TOTAL FRANCE		1,402,997,407

Germany - 7.4%
adidas AG	402,064	131,673,870
Allianz SE	653,434	151,942,617
Auto1 Group SE (b)	508,937	20,003,260
Brenntag SE	418,114	39,749,864
Deutsche Post AG	2,663,845	164,809,747
Hannover Reuck SE	419,892	76,692,434
Linde PLC	535,664	172,454,883
Merck KGaA	380,357	89,785,248
SAP SE	454,779	65,857,082
Siemens Healthineers AG (b)	1,631,689	108,382,919
SUSE SA (a)	570,965	24,639,127
Symrise AG	350,769	48,476,206

TOTAL GERMANY		1,094,467,257

Greece - 0.1%
Piraeus Financial Holdings SA (a)	5,464,100	9,285,254
Hong Kong - 2.5%
AIA Group Ltd.	21,741,184	243,653,691
Hong Kong Exchanges and Clearing Ltd.	704,347	42,620,213
Techtronic Industries Co. Ltd.	4,189,618	86,210,120

TOTAL HONG KONG		372,484,024

India - 4.3%
Axis Bank Ltd. (a)	2,884,400	28,553,463
HDFC Bank Ltd.	6,821,894	144,371,736
Housing Development Finance Corp. Ltd.	3,125,347	118,613,496
Kotak Mahindra Bank Ltd. (a)	3,800,705	102,992,488
Reliance Industries Ltd.	499,134	12,668,634
Reliance Industries Ltd.	6,651,012	225,050,086

TOTAL INDIA		632,249,903

Indonesia - 0.6%
PT Bank Central Asia Tbk	86,564,474	45,672,803
PT Bank Rakyat Indonesia Tbk	169,165,777	50,780,830

TOTAL INDONESIA		96,453,633

Ireland - 2.2%
Aon PLC	305,898	97,862,888
Flutter Entertainment PLC (a)	306,603	57,884,032
Kingspan Group PLC (Ireland)	809,934	93,291,309
Ryanair Holdings PLC sponsored ADR (a)	660,423	74,964,615

TOTAL IRELAND		324,002,844

Isle of Man - 0.2%
Entain PLC (a)	1,093,052	30,635,956
Italy - 0.9%
FinecoBank SpA	3,032,805	57,900,312
GVS SpA (b)	505,216	7,504,782
Recordati SpA	604,191	37,799,833
Reply SpA	155,775	30,198,729

TOTAL ITALY		133,403,656

Japan - 18.8%
Daikin Industries Ltd.	315,620	69,125,462
FUJIFILM Holdings Corp.	1,172,082	90,575,474
Fujitsu Ltd.	273,189	47,215,189
Hitachi Ltd.	2,740,553	157,923,167
Hoya Corp.	2,083,791	306,751,864
Itochu Corp.	3,715,695	105,974,845
Keyence Corp.	387,367	233,820,449
Minebea Mitsumi, Inc.	6,092,490	154,243,809
Misumi Group, Inc.	1,604,992	67,126,806
Money Forward, Inc. (a)	246,782	16,769,547
Murata Manufacturing Co. Ltd.	845,328	62,705,237
Nitori Holdings Co. Ltd.	211,992	38,945,158
NOF Corp.	350,344	17,582,574
ORIX Corp.	4,500,510	89,453,518
Pan Pacific International Holdings Ltd.	2,050,007	43,043,784
Persol Holdings Co. Ltd.	2,842,420	76,400,435
Recruit Holdings Co. Ltd.	2,563,724	170,536,404
Relo Group, Inc.	1,713,764	35,646,051
Seven & i Holdings Co. Ltd.	760,977	31,949,450
Shin-Etsu Chemical Co. Ltd.	1,028,761	183,462,108
Shiseido Co. Ltd.	944,334	63,012,556
SMC Corp.	193,861	115,689,504
Sony Group Corp.	1,438,153	166,532,909
Sugi Holdings Co. Ltd.	275,837	19,750,291
TIS, Inc.	1,577,240	42,968,549
Tokyo Electron Ltd.	282,583	131,693,027
Tsuruha Holdings, Inc.	658,965	81,280,174
Welcia Holdings Co. Ltd.	1,575,123	58,801,571
Z Holdings Corp.	11,626,808	72,179,469
ZOZO, Inc.	1,094,976	35,147,148

TOTAL JAPAN		2,786,306,529

Korea (South) - 1.0%
NAVER Corp.	138,540	47,921,087
Samsung Electronics Co. Ltd.	1,719,270	102,410,494

TOTAL KOREA (SOUTH)		150,331,581

Luxembourg - 1.0%
B&M European Value Retail SA	11,040,899	95,676,661
Eurofins Scientific SA	472,286	55,655,429

TOTAL LUXEMBOURG		151,332,090

Netherlands - 6.8%
Adyen BV (a)(b)	34,434	103,898,066
Airbus Group NV (a)	791,580	101,545,496
Argenx SE (a)	70,189	21,131,032
ASML Holding NV	538,328	437,596,059
Corbion NV	18,674	887,232
IMCD NV	468,365	103,981,620
NXP Semiconductors NV	506,538	101,743,223
Wolters Kluwer NV	1,342,126	140,627,748

TOTAL NETHERLANDS		1,011,410,476

New Zealand - 0.2%
Ryman Healthcare Group Ltd.	2,341,438	24,245,286
Norway - 0.8%
Schibsted ASA (A Shares)	2,356,080	121,514,703
Spain - 1.6%
Cellnex Telecom SA (b)	2,171,487	133,494,509
Industria de Diseno Textil SA (c)	3,097,456	111,859,792

TOTAL SPAIN		245,354,301

Sweden - 2.2%
EQT AB	583,537	30,753,242
Hexagon AB (B Shares)	5,954,116	95,823,759
Indutrade AB	3,787,386	110,208,170
Investor AB (B Shares)	2,575,343	59,345,643
Kry International AB (d)	2,651	1,095,977
Nibe Industrier AB (B Shares)	453,024	6,744,192
Nordnet AB	875,753	16,790,025

TOTAL SWEDEN		320,761,008

Switzerland - 8.4%
Dufry AG (a)	697,958	36,954,289
Idorsia Ltd. (a)	233,124	4,796,916
Julius Baer Group Ltd.	571,166	41,313,633
Lonza Group AG	216,904	177,815,796
Nestle SA (Reg. S)	2,449,907	323,160,440
Roche Holding AG (participation certificate)	989,447	383,306,023
Sika AG	514,018	174,034,054
Sonova Holding AG	192,253	79,433,497
Zur Rose Group AG (a)	56,599	20,090,296

TOTAL SWITZERLAND		1,240,904,944

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,286,718	146,299,837
United Kingdom - 8.6%
AstraZeneca PLC (United Kingdom)	1,410,224	176,420,912
Big Yellow Group PLC	2,451,012	49,610,577
Bridgepoint Group Holdings Ltd. (b)	5,369,824	36,450,408
Compass Group PLC (a)	3,187,974	67,650,824
Diageo PLC	2,492,367	123,999,467
Harbour Energy PLC (a)	4,641,346	22,320,626
JD Sports Fashion PLC	4,221,398	62,855,873
Jet2 PLC (a)	789,934	13,183,578
Lloyds Banking Group PLC	126,288,904	86,429,682
London Stock Exchange Group PLC	483,193	47,035,803
Ocado Group PLC (a)	912,982	22,527,791
Prudential PLC(a)	6,010,623	122,935,150
Prudential PLC (Hong Kong)(a)	1,445,193	29,347,792
RELX PLC (Euronext N.V.)	5,938,401	184,182,358
Rentokil Initial PLC	11,324,298	91,189,455
S4 Capital PLC (a)	2,617,755	26,009,158
Smith & Nephew PLC	5,271,107	91,032,408
Starling Bank Ltd. Series D (a)(d)(e)	8,636,400	15,298,369
WH Smith PLC (a)	280,756	6,001,651

TOTAL UNITED KINGDOM		1,274,481,882

United States of America - 4.8%
Alphabet, Inc. Class C (a)	32,562	96,559,680
Booking Holdings, Inc. (a)	17,488	42,334,601
Boston Scientific Corp. (a)	678,636	29,269,571
Dlocal Ltd.	337,885	16,390,801
IQVIA Holdings, Inc. (a)	433,562	113,341,778
Marsh & McLennan Companies, Inc.	549,767	91,701,136
Marvell Technology, Inc.	1,403,156	96,116,186
MasterCard, Inc. Class A	215,961	72,459,235
NICE Systems Ltd. sponsored ADR (a)	290,698	82,273,348
Visa, Inc. Class A	328,147	69,491,690

TOTAL UNITED STATES OF AMERICA		709,938,026

TOTAL COMMON STOCKS
(Cost $8,218,545,839)		14,399,704,909

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.9%
United States of America - 0.9%
Rivian Automotive, Inc.:
Series E (a)(e)	1,231,878	86,477,836
Series F (e)	298,264	20,938,133
Wasabi Holdings, Inc. Series C (d)(e)	2,976,172	32,334,918
		139,750,887
Nonconvertible Preferred Stocks - 0.1%
Sweden - 0.1%
Kry International AB Series E (d)	15,316	6,665,336
TOTAL PREFERRED STOCKS
(Cost $69,409,798)		146,416,223

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.06% (f)	329,094,723	329,160,542
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	119,795,270	119,807,250
TOTAL MONEY MARKET FUNDS
(Cost $448,949,507)		448,967,792
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $8,736,905,144)		14,995,088,924
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(158,592,922)
NET ASSETS - 100%		$14,836,496,002

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $554,247,679 or 3.7% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $155,049,256 or 1.0% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Rivian Automotive, Inc. Series E	7/10/20	$19,081,790
Rivian Automotive, Inc. Series F	1/19/21	$10,991,028
Starling Bank Ltd. Series D	6/18/21	$15,440,896
Wasabi Holdings, Inc. Series C	3/31/21	$32,334,918

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$599,302,780	$2,281,289,901	$2,551,435,239	$218,117	$11,845	$(8,745)	$329,160,542	0.5%
Fidelity Securities Lending Cash Central Fund 0.06%	18,710,181	850,914,127	749,817,058	178,298	--	--	119,807,250	0.3%
Total	$618,012,961	$3,132,204,028	$3,301,252,297	$396,415	$11,845	$(8,745)	$448,967,792

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Piraeus Financial Holdings SA	$--	$8,208,332	$217,509	$116,786	$37,734	$1,256,697	$--
Total	$--	$8,208,332	$217,509	$116,786	$37,734	$1,256,697	$--

 (a) Includes the value of securities delivered through in-kind transactions, as applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$664,605,084	$405,644,283	$258,960,801	$--
Consumer Discretionary	1,648,523,268	838,608,883	777,579,467	32,334,918
Consumer Staples	993,037,278	291,083,329	701,953,949	--
Energy	464,304,972	464,304,972	--	--
Financials	2,395,957,643	1,458,157,158	922,502,116	15,298,369
Health Care	1,964,554,872	950,972,845	1,013,582,027	--
Industrials	2,989,587,689	1,879,880,117	1,109,707,572	--
Information Technology	2,563,947,848	1,484,592,181	1,071,594,354	7,761,313
Materials	776,345,850	525,750,798	250,595,052	--
Real Estate	85,256,628	49,610,577	35,646,051	--
Money Market Funds	448,967,792	448,967,792	--	--
Total Investments in Securities:	$14,995,088,924	$8,797,572,935	$6,142,121,389	$55,394,600

See accompanying notes which are an integral part of the financial statements.

Fidelity® Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $111,819,589) — See accompanying schedule: Unaffiliated issuers (cost $8,287,955,637)	$14,546,121,132
Fidelity Central Funds (cost $448,949,507)	448,967,792
Total Investment in Securities (cost $8,736,905,144)		$14,995,088,924
Foreign currency held at value (cost $1,224,925)		1,212,855
Receivable for investments sold		20,084,052
Receivable for fund shares sold		4,759,610
Dividends receivable		17,032,231
Reclaims receivable		22,285,404
Distributions receivable from Fidelity Central Funds		39,406
Prepaid expenses		19,315
Other receivables		3,044,708
Total assets		15,063,566,505
Liabilities
Payable to custodian bank	$5,693
Payable for investments purchased	53,838,791
Payable for fund shares redeemed	11,111,005
Accrued management fee	10,173,953
Other affiliated payables	1,644,923
Other payables and accrued expenses	30,488,888
Collateral on securities loaned	119,807,250
Total liabilities		227,070,503
Net Assets		$14,836,496,002
Net Assets consist of:
Paid in capital		$7,346,609,877
Total accumulated earnings (loss)		7,489,886,125
Net Assets		$14,836,496,002
Net Asset Value and Maximum Offering Price
Diversified International:
Net Asset Value, offering price and redemption price per share ($11,529,722,052 ÷ 215,975,545 shares)		$53.38
Class K:
Net Asset Value, offering price and redemption price per share ($3,306,773,950 ÷ 62,018,720 shares)		$53.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends (including $116,786 earned from other affiliated issuers)		$225,819,336
Income from Fidelity Central Funds (including $178,298 from security lending)		396,415
Income before foreign taxes withheld		226,215,751
Less foreign taxes withheld		(29,489,698)
Total income		196,726,053
Expenses
Management fee
Basic fee	$96,154,831
Performance adjustment	27,855,721
Transfer agent fees	17,726,919
Accounting fees	1,967,148
Custodian fees and expenses	1,270,437
Independent trustees' fees and expenses	58,530
Registration fees	127,014
Audit	361,208
Legal	25,558
Miscellaneous	67,376
Total expenses before reductions	145,614,742
Expense reductions	(232,237)
Total expenses after reductions		145,382,505
Net investment income (loss)		51,343,548
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,759,842,456
Fidelity Central Funds	11,845
Other affiliated issuers	37,734
Forward foreign currency contracts	(1,612,773)
Foreign currency transactions	1,789,022
Total net realized gain (loss)		1,760,068,284
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $16,663,069)	1,940,627,392
Fidelity Central Funds	(8,745)
Other affiliated issuers	1,256,697
Assets and liabilities in foreign currencies	(1,519,022)
Total change in net unrealized appreciation (depreciation)		1,940,356,322
Net gain (loss)		3,700,424,606
Net increase (decrease) in net assets resulting from operations		$3,751,768,154

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$51,343,548	$38,147,045
Net realized gain (loss)	1,760,068,284	469,571,452
Change in net unrealized appreciation (depreciation)	1,940,356,322	596,179,911
Net increase (decrease) in net assets resulting from operations	3,751,768,154	1,103,898,408
Distributions to shareholders	(149,529,825)	(182,593,177)
Share transactions - net increase (decrease)	(1,946,201,266)	(722,178,785)
Total increase (decrease) in net assets	1,656,037,063	199,126,446
Net Assets
Beginning of period	13,180,458,939	12,981,332,493
End of period	$14,836,496,002	$13,180,458,939

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Diversified International Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$41.61	$38.67	$35.72	$41.39	$34.28
Income from Investment Operations
Net investment income (loss)A	.16	.10	.50	.50	.41
Net realized and unrealized gain (loss)	12.07	3.37	4.77	(4.05)	7.15
Total from investment operations	12.23	3.47	5.27	(3.55)	7.56
Distributions from net investment income	(.02)	(.53)	(.43)	(.43)	(.38)
Distributions from net realized gain	(.45)	–	(1.89)	(1.69)	(.07)
Total distributions	(.46)B	(.53)	(2.32)	(2.12)	(.45)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$53.38	$41.61	$38.67	$35.72	$41.39
Total ReturnD	29.58%	9.07%	16.02%	(9.05)%	22.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.01%	1.05%	.75%	.81%	.94%
Expenses net of fee waivers, if any	1.01%	1.05%	.75%	.80%	.94%
Expenses net of all reductions	1.01%	1.04%	.75%	.79%	.93%
Net investment income (loss)	.32%	.26%	1.42%	1.27%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$11,529,722	$9,419,192	$8,734,682	$9,275,299	$11,349,633
Portfolio turnover rateG,H	29%	29%	37%	30%	37%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Diversified International Fund Class K

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$41.56	$38.61	$35.68	$41.35	$34.25
Income from Investment Operations
Net investment income (loss)A	.21	.15	.55	.55	.45
Net realized and unrealized gain (loss)	12.06	3.37	4.74	(4.05)	7.15
Total from investment operations	12.27	3.52	5.29	(3.50)	7.60
Distributions from net investment income	(.06)	(.57)	(.47)	(.48)	(.43)
Distributions from net realized gain	(.45)	–	(1.89)	(1.69)	(.07)
Total distributions	(.51)	(.57)	(2.36)	(2.17)	(.50)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$53.32	$41.56	$38.61	$35.68	$41.35
Total ReturnC	29.71%	9.22%	16.14%	(8.95)%	22.55%
Ratios to Average Net AssetsD,E
Expenses before reductions	.91%	.94%	.63%	.69%	.82%
Expenses net of fee waivers, if any	.91%	.94%	.63%	.69%	.81%
Expenses net of all reductions	.91%	.93%	.63%	.67%	.81%
Net investment income (loss)	.42%	.38%	1.54%	1.39%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$3,306,774	$3,761,267	$4,246,651	$4,998,889	$8,498,740
Portfolio turnover rateF,G	29%	29%	37%	30%	37%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Diversified International Fund	$2,310,422

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,248,995,725
Gross unrealized depreciation	(124,312,955)
Net unrealized appreciation (depreciation)	$6,124,682,770
Tax Cost	$8,870,406,154

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$156,739,231
Undistributed long-term capital gain	$1,237,900,492
Net unrealized appreciation (depreciation) on securities and other investments	$6,124,674,725

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$9,270,617	$ 182,593,177
Long-term Capital Gains	140,259,208	–
Total	$149,529,825	$ 182,593,177

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International Fund	4,114,946,394	5,231,147,050

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Diversified International Fund	12,120,689	302,712,975	611,863,014	Diversified International and Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Diversified International Fund	10,333,035	142,444,028	388,760,021	Class K

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$16,103,209.15
Class K	1,623,710.04
	$17,726,919

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Diversified International Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Diversified International Fund	$10,513

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Diversified International Fund	54,566,415	116,329,831	54,331,018

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Diversified International Fund	129,138

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Diversified International Fund	$26,580

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Diversified International Fund	$15,327	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $251.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $231,986.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Diversified International Fund
Distributions to shareholders
Diversified International	$104,309,903	$119,920,878
Class K	45,219,922	62,672,299
Total	$149,529,825	$182,593,177

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Diversified International Fund
Diversified International
Shares sold	22,494,237	38,741,958	$1,111,665,577	$1,486,815,140
Reinvestment of distributions	2,044,541	2,775,559	94,191,973	108,718,654
Shares redeemed	(34,915,913)	(41,070,036)	(1,720,243,591)	(1,568,595,127)
Net increase (decrease)	(10,377,135)	447,481	$(514,386,041)	$26,938,667
Class K
Shares sold	13,530,019	24,863,226	$662,274,443	$944,668,040
Reinvestment of distributions	983,393	1,604,103	45,206,563	62,672,299
Shares redeemed	(42,999,587)	(45,948,568)	(2,139,296,231)	(1,756,457,791)
Net increase (decrease)	(28,486,175)	(19,481,239)	$(1,431,815,225)	$(749,117,452)

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Diversified International Fund	15%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Diversified International Fund	20%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® International Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Capital Appreciation Fund	27.56%	15.61%	12.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation Fund on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$32,137	Fidelity® International Capital Appreciation Fund
$19,347	MSCI ACWI (All Country World Index) ex USA Index

Fidelity® International Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Sammy Simnegar:  For the fiscal year ending October 31, 2021, the fund gained 27.56%, underperforming the 29.85% result of the benchmark MSCI All Country World ex USA (Net MA) Index. From a regional standpoint, stock picks in emerging markets and Europe ex U.K. hurt the fund's relative result most. By sector, the primary detractors from performance versus the benchmark were an underweighting and security selection in financials, especially among banks. Stock picks and an overweighting in consumer discretionary, along with investment choices in communication services, also hampered the portfolio’s relative return. The biggest individual relative detractor was an overweight position in Tencent Holdings (-24%), which was among the fund's largest holdings the past 12 months. Another notable relative detractor was an outsized stake in Cellnex Telecom (-23%). The fund's non-benchmark holding in SolarEdge Technologies, a position not held at period end, returned about -32%. Conversely, an underweighting in emerging markets, positioning in Japan and an overweighting in Europe ex U.K. contributed to the fund's relative result. By sector, the primary contributors to performance versus the benchmark were security selection and an underweighting in health care, especially within the pharmaceuticals, biotechnology & life sciences industry. Also bolstering the fund's relative performance were strong stock picks and an overweighting in both information technology and industrials. The biggest individual relative contributor was an overweight position in Sea Limited (+124%). Adding further value was an out-of-benchmark stake in Nvidia (+103%). Another notable relative contributor was an outsized stake in Ashtead Group (+132%). Notable changes in positioning this period include increased exposure to Canada and France. By sector, meaningful shifts include increased exposure to industrials stocks and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® International Capital Appreciation Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
United States of America*	13.4%
France	13.2%
Canada	9.1%
Netherlands	8.6%
Switzerland	7.5%
Japan	7.1%
Sweden	6.3%
United Kingdom	6.3%
India	5.1%
Other	23.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	99.2
Short-Term Investments and Net Other Assets (Liabilities)	0.8

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.0
Nestle SA (Reg. S) (Switzerland, Food Products)	2.5
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.4
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.9
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9
Recruit Holdings Co. Ltd. (Japan, Professional Services)	1.5
Diageo PLC (United Kingdom, Beverages)	1.5
Canadian National Railway Co. (Canada, Road & Rail)	1.5
AIA Group Ltd. (Hong Kong, Insurance)	1.5
Keyence Corp. (Japan, Electronic Equipment & Components)	1.5
19.2

Top Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	28.5
Industrials	25.4
Consumer Discretionary	10.5
Health Care	9.2
Financials	8.8
Consumer Staples	6.6
Materials	6.3
Communication Services	2.4
Energy	1.5

Fidelity® International Capital Appreciation Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Australia - 1.2%
Aristocrat Leisure Ltd.	2,026,218	$71,150,706
Bailiwick of Jersey - 1.2%
Ferguson PLC	479,200	72,106,217
Bermuda - 1.1%
IHS Markit Ltd.	499,200	65,255,424
Canada - 9.1%
Brookfield Asset Management, Inc. Class A	1,363,961	82,369,605
Canadian National Railway Co.	676,374	89,891,722
Canadian Pacific Railway Ltd.	1,107,555	85,724,542
CGI, Inc. Class A (sub. vtg.) (a)	755,900	67,527,718
Constellation Software, Inc.	40,394	70,989,452
Thomson Reuters Corp.	590,700	71,054,872
Waste Connections, Inc. (Canada)	475,652	64,721,878

TOTAL CANADA		532,279,789

Cayman Islands - 2.3%
Sea Ltd. ADR (a)	190,000	65,278,300
Shenzhou International Group Holdings Ltd.	3,071,200	66,166,554

TOTAL CAYMAN ISLANDS		131,444,854

Denmark - 3.2%
DSV A/S	319,200	74,182,378
Novo Nordisk A/S Series B	1,010,300	110,784,359

TOTAL DENMARK		184,966,737

France - 13.2%
Air Liquide SA	470,810	78,605,427
Compagnie de St. Gobain	1,075,200	74,202,307
Dassault Systemes SA	1,242,885	72,581,274
Edenred SA	970,806	52,487,714
EssilorLuxottica SA	374,000	77,346,342
Hermes International SCA	46,911	74,321,004
LVMH Moet Hennessy Louis Vuitton SE	142,960	112,098,033
Pernod Ricard SA	329,431	75,669,379
Schneider Electric SA	502,600	86,657,377
Teleperformance	164,954	68,857,012

TOTAL FRANCE		772,825,869

Germany - 3.8%
Brenntag SE	692,273	65,814,007
Infineon Technologies AG	1,758,300	82,343,578
Merck KGaA	312,900	73,861,672

TOTAL GERMANY		222,019,257

Hong Kong - 2.7%
AIA Group Ltd.	7,985,000	89,487,984
Techtronic Industries Co. Ltd.	3,406,000	70,085,547

TOTAL HONG KONG		159,573,531

India - 5.1%
HDFC Bank Ltd.	3,189,664	67,502,856
Kotak Mahindra Bank Ltd. (a)	2,563,954	69,478,689
Reliance Industries Ltd.	2,526,377	85,484,940
Tata Consultancy Services Ltd.	1,639,000	74,296,741

TOTAL INDIA		296,763,226

Ireland - 3.6%
Accenture PLC Class A	187,900	67,416,641
Kingspan Group PLC (Ireland)	657,100	75,687,302
Linde PLC	209,300	66,808,560

TOTAL IRELAND		209,912,503

Japan - 7.1%
Hoya Corp.	503,700	74,148,950
Keyence Corp.	146,560	88,465,783
Recruit Holdings Co. Ltd.	1,365,800	90,851,675
Shin-Etsu Chemical Co. Ltd.	447,600	79,821,882
Tokyo Electron Ltd.	178,826	83,338,833

TOTAL JAPAN		416,627,123

Netherlands - 8.6%
Adyen BV (a)(b)	26,220	79,113,879
Akzo Nobel NV	600,600	69,026,670
ASM International NV (Netherlands)	167,357	75,722,081
ASML Holding NV (Netherlands)	171,360	139,298,589
Ferrari NV	301,247	71,389,514
Wolters Kluwer NV	673,200	70,537,789

TOTAL NETHERLANDS		505,088,522

Spain - 1.3%
Cellnex Telecom SA (b)	1,189,200	73,107,355
Sweden - 6.3%
ASSA ABLOY AB (B Shares)	2,677,600	78,567,926
Atlas Copco AB (A Shares)	1,218,600	78,298,030
Evolution AB (b)	460,400	74,474,578
Hexagon AB (B Shares)	4,460,300	71,782,732
Swedish Match Co. AB	7,723,300	67,970,076

TOTAL SWEDEN		371,093,342

Switzerland - 7.5%
Lonza Group AG	92,976	76,220,823
Nestle SA (Reg. S)	1,114,880	147,060,730
Partners Group Holding AG	44,919	78,372,764
Sika AG	220,606	74,691,852
TE Connectivity Ltd.	445,428	65,032,488

TOTAL SWITZERLAND		441,378,657

Taiwan - 3.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	8,252,000	174,880,450
United Kingdom - 6.3%
Ashtead Group PLC	867,700	72,721,938
Diageo PLC	1,818,800	90,488,371
London Stock Exchange Group PLC	646,700	62,952,183
RELX PLC (London Stock Exchange)	2,454,700	76,056,356
Rentokil Initial PLC	8,191,700	65,964,059

TOTAL UNITED KINGDOM		368,182,907

United States of America - 12.6%
Adobe, Inc. (a)	103,440	67,273,238
Autodesk, Inc. (a)	218,500	69,397,785
Danaher Corp.	212,200	66,157,594
MasterCard, Inc. Class A	184,724	61,978,596
MercadoLibre, Inc. (a)	43,200	63,980,064
Moody's Corp.	168,700	68,180,105
NICE Systems Ltd. sponsored ADR (a)	247,145	69,946,978
NVIDIA Corp.	291,660	74,568,712
Thermo Fisher Scientific, Inc.	108,600	68,751,402
Visa, Inc. Class A	285,312	60,420,522
Zoetis, Inc. Class A	302,200	65,335,640

TOTAL UNITED STATES OF AMERICA		735,990,636

TOTAL COMMON STOCKS
(Cost $4,113,659,199)		5,804,647,105

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.06% (c)
(Cost $115,699,173)	115,676,038	115,699,173
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $4,229,358,372)		5,920,346,278
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(68,589,747)
NET ASSETS - 100%		$5,851,756,531

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $226,695,812 or 3.9% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$90,367,291	$2,383,340,523	$2,358,006,151	$33,888	$(2,490)	$--	$115,699,173	0.2%
Fidelity Securities Lending Cash Central Fund 0.06%	19,331,147	668,340,260	687,671,407	79,789	--	--	--	0.0%
Total	$109,698,438	$3,051,680,783	$3,045,677,558	$113,677	$(2,490)	$--	$115,699,173

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$138,385,655	$138,385,655	$--	$--
Consumer Discretionary	610,926,795	432,662,208	178,264,587	--
Consumer Staples	381,188,556	143,639,455	237,549,101	--
Energy	85,484,940	85,484,940	--	--
Financials	518,344,186	298,401,163	219,943,023	--
Health Care	535,260,440	350,327,131	184,933,309	--
Industrials	1,497,238,358	1,166,959,073	330,279,285	--
Information Technology	1,668,863,784	877,058,666	791,805,118	--
Materials	368,954,391	210,527,082	158,427,309	--
Money Market Funds	115,699,173	115,699,173	--	--
Total Investments in Securities:	$5,920,346,278	$3,819,144,546	$2,101,201,732	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® International Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,113,659,199)	$5,804,647,105
Fidelity Central Funds (cost $115,699,173)	115,699,173
Total Investment in Securities (cost $4,229,358,372)		$5,920,346,278
Foreign currency held at value (cost $1,758,873)		1,758,873
Receivable for investments sold		7,816,768
Receivable for fund shares sold		3,271,535
Dividends receivable		3,362,141
Reclaims receivable		3,617,405
Distributions receivable from Fidelity Central Funds		4,632
Prepaid expenses		7,043
Other receivables		1,758,072
Total assets		5,941,942,747
Liabilities
Payable for investments purchased	$74,842,205
Payable for fund shares redeemed	3,054,577
Accrued management fee	3,853,379
Other affiliated payables	841,565
Other payables and accrued expenses	7,594,490
Total liabilities		90,186,216
Net Assets		$5,851,756,531
Net Assets consist of:
Paid in capital		$3,690,950,440
Total accumulated earnings (loss)		2,160,806,091
Net Assets		$5,851,756,531
Net Asset Value, offering price and redemption price per share ($5,851,756,531 ÷ 189,212,705 shares)		$30.93

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$54,265,946
Non-Cash dividends		3,350,490
Income from Fidelity Central Funds (including $79,789 from security lending)		113,677
Income before foreign taxes withheld		57,730,113
Less foreign taxes withheld		(8,076,512)
Total income		49,653,601
Expenses
Management fee
Basic fee	$36,602,060
Performance adjustment	7,043,837
Transfer agent fees	8,090,536
Accounting fees	1,582,556
Custodian fees and expenses	738,424
Independent trustees' fees and expenses	20,886
Registration fees	114,945
Audit	95,972
Legal	11,322
Interest	6,613
Miscellaneous	22,897
Total expenses before reductions	54,330,048
Expense reductions	(87,377)
Total expenses after reductions		54,242,671
Net investment income (loss)		(4,589,070)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	559,772,164
Fidelity Central Funds	(2,490)
Foreign currency transactions	(1,451,390)
Total net realized gain (loss)		558,318,284
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $4,818,467)	692,813,159
Assets and liabilities in foreign currencies	(160,664)
Total change in net unrealized appreciation (depreciation)		692,652,495
Net gain (loss)		1,250,970,779
Net increase (decrease) in net assets resulting from operations		$1,246,381,709

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,589,070)	$10,046,941
Net realized gain (loss)	558,318,284	52,282,500
Change in net unrealized appreciation (depreciation)	692,652,495	404,200,279
Net increase (decrease) in net assets resulting from operations	1,246,381,709	466,529,720
Distributions to shareholders	(66,059,567)	(120,186,215)
Share transactions
Proceeds from sales of shares	1,217,696,177	1,441,046,707
Reinvestment of distributions	56,261,510	99,745,074
Cost of shares redeemed	(1,116,865,992)	(853,557,177)
Net increase (decrease) in net assets resulting from share transactions	157,091,695	687,234,604
Total increase (decrease) in net assets	1,337,413,837	1,033,578,109
Net Assets
Beginning of period	4,514,342,694	3,480,764,585
End of period	$5,851,756,531	$4,514,342,694
Other Information
Shares
Sold	42,651,879	64,137,836
Issued in reinvestment of distributions	2,109,542	4,470,868
Redeemed	(39,288,434)	(40,187,064)
Net increase (decrease)	5,472,987	28,421,640

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Capital Appreciation Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$24.57	$22.41	$18.84	$21.06	$16.81
Income from Investment Operations
Net investment income (loss)A	(.02)	.06	.17B	.11	.09
Net realized and unrealized gain (loss)	6.74	2.86	3.93	(1.63)	4.27
Total from investment operations	6.72	2.92	4.10	(1.52)	4.36
Distributions from net investment income	(.05)	(.13)	(.08)	(.07)	(.11)
Distributions from net realized gain	(.31)	(.62)	(.45)	(.63)	–
Total distributions	(.36)	(.76)C	(.53)	(.70)	(.11)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$30.93	$24.57	$22.41	$18.84	$21.06
Total ReturnE	27.56%	13.35%	22.45%	(7.51)%	26.13%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.00%	1.03%	1.01%	1.06%	1.12%
Expenses net of fee waivers, if any	1.00%	1.03%	1.01%	1.06%	1.12%
Expenses net of all reductions	1.00%	.99%	1.00%	1.01%	1.10%
Net investment income (loss)	(.08)%	.25%	.81%B	.54%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$5,851,757	$4,514,343	$3,480,765	$2,165,082	$2,112,031
Portfolio turnover rateH	141%	135%	131%I	157%I	178%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,717,931,678
Gross unrealized depreciation	(32,225,866)
Net unrealized appreciation (depreciation)	$1,685,705,812
Tax Cost	$4,234,640,466

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$136,580,725
Undistributed long-term capital gain	$346,016,943
Net unrealized appreciation (depreciation) on securities and other investments	$1,685,626,777

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$8,931,998	$ 21,331,063
Long-term Capital Gains	57,127,569	98,855,152
Total	$66,059,567	$ 120,186,215

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation Fund	7,545,978,456	7,505,961,539

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Capital Appreciation Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Capital Appreciation Fund	$21,101

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Capital Appreciation Fund	Borrower	$21,831,343.31%		$6,613

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Capital Appreciation Fund	237,639,465	280,210,756	16,775,801

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity International Capital Appreciation Fund	517,647

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Capital Appreciation Fund	$9,600

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Capital Appreciation Fund	$6,750	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $401.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $86,976.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity International Capital Appreciation Fund	33%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Capital Appreciation Fund	37%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Overseas Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Overseas Fund	37.83%	13.76%	11.34%
Class K	37.97%	13.89%	11.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$29,285	Fidelity® Overseas Fund
$20,722	MSCI EAFE Index

Fidelity® Overseas Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Vincent Montemaggiore:  For the fiscal year ending October 31, 2021, the fund's share classes gained roughly 38%, outperforming the 34.45% result of the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, the fund received notable boosts to performance versus the benchmark from its positioning in both Europe ex U.K. – especially Sweden and the Netherlands – and Japan. A non-benchmark allocation to the U.S. also contributed to the fund's relative result. By sector, the top contributor to performance versus the benchmark was security selection in industrials. Stock picks and a sizable overweighting in information technology and stock selection in health care also boosted the fund's relative result. Our non-benchmark stake in Sweden-based AddLife was the fund's largest individual relative contributor, driven by a gain of 176%. Also helping performance was our overweighting in ASM International, which gained about 218%. The fund's non-benchmark stake in IMCD gained 93%. Conversely, security selection in emerging markets and the U.K. detracted from the fund's relative result. By sector, the largest detractor from performance versus the benchmark was security selection in consumer discretionary. An underweighting and stock picks in energy and security selection in financials also hurt relative performance. Our non-benchmark stake in Alibaba Group Holding was the fund's largest individual relative detractor, due to its roughly -33% result. Positions in Alibaba Group Holding were sold the past 12 months. Iberdrola, another position that was sold during the period, returned -11% in the portfolio and detracted from relative performance. Avoiding Royal Dutch Shell, a benchmark component that gained 96%, also hurt our relative result. Notable changes in positioning include a higher allocation to France and Germany. By sector, meaningful changes in positioning include reduced exposure to consumer staples and a higher allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Overseas Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
France	14.4%
Japan	14.3%
Switzerland	9.9%
United Kingdom	9.2%
Netherlands	9.0%
United States of America*	8.7%
Sweden	7.5%
Germany	6.6%
Italy	2.4%
Other	18.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	97.0
Short-Term Investments and Net Other Assets (Liabilities)	3.0

Top Ten Stocks as of October 31, 2021

% of fund's net assets
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.0
Nestle SA (Reg. S) (Switzerland, Food Products)	2.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.1
Sony Group Corp. (Japan, Household Durables)	1.6
Capgemini SA (France, IT Services)	1.5
DSV A/S (Denmark, Air Freight & Logistics)	1.5
Diageo PLC (United Kingdom, Beverages)	1.4
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.4
AIA Group Ltd. (Hong Kong, Insurance)	1.4
18.6

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	23.8
Information Technology	18.1
Financials	17.1
Health Care	12.9
Consumer Discretionary	8.1
Consumer Staples	6.8
Materials	4.9
Communication Services	2.4
Energy	1.9
Real Estate	1.0

Fidelity® Overseas Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 0.2%
Lynas Rare Earths Ltd. (a)	2,956,336	$16,301,215
Austria - 0.4%
Erste Group Bank AG	1,080,900	46,357,207
Bailiwick of Jersey - 0.9%
Ferguson PLC	627,300	94,391,131
Belgium - 1.0%
Azelis Group NV	476,400	15,420,115
KBC Groep NV	1,028,954	95,823,770

TOTAL BELGIUM		111,243,885

Bermuda - 1.9%
Genpact Ltd.	1,139,500	56,234,325
Hiscox Ltd.	2,862,313	32,630,430
IHS Markit Ltd.	867,000	113,334,240

TOTAL BERMUDA		202,198,995

Canada - 1.3%
Constellation Software, Inc.	71,100	124,952,965
Topicus.Com, Inc.	122,288	13,646,732

TOTAL CANADA		138,599,697

Cayman Islands - 0.6%
Parade Technologies Ltd.	960,000	61,540,672
Denmark - 1.9%
DSV A/S	663,600	154,221,259
GN Store Nord A/S	708,900	43,018,718

TOTAL DENMARK		197,239,977

Finland - 0.8%
Nordea Bank ABP	7,000,500	85,639,559
France - 14.4%
Air Liquide SA	587,800	98,137,827
ALTEN	493,856	79,468,937
Antin Infrastructure Partners SA	198,900	7,564,644
BNP Paribas SA	1,760,400	117,836,305
Capgemini SA	670,233	155,965,096
Compagnie de St. Gobain	1,108,300	76,486,622
Dassault Systemes SA	1,952,600	114,026,797
Edenred SA	1,497,779	80,979,099
Legrand SA	1,028,700	112,221,021
LVMH Moet Hennessy Louis Vuitton SE	282,063	221,171,709
Pernod Ricard SA	440,300	101,135,678
Safran SA	629,800	84,764,651
Teleperformance	319,666	133,438,690
Total SA	2,692,744	134,839,063

TOTAL FRANCE		1,518,036,139

Germany - 6.6%
adidas AG	255,942	83,819,674
Allianz SE	492,000	114,404,465
Auto1 Group SE (b)	100,600	3,953,982
Brenntag SE	713,300	67,813,032
Deutsche Borse AG	492,900	81,822,189
Hannover Reuck SE	463,900	84,730,408
Merck KGaA	480,500	113,424,524
SAP SE	279,045	40,408,835
Siemens Healthineers AG (b)	1,267,400	84,185,474
SUSE SA (a)	519,874	22,434,372

TOTAL GERMANY		696,996,955

Hong Kong - 1.4%
AIA Group Ltd.	13,055,200	146,309,772
India - 1.3%
HDFC Bank Ltd.	3,580,400	75,772,002
Reliance Industries Ltd.	142,253	3,610,556
Reliance Industries Ltd.	1,866,300	63,149,935

TOTAL INDIA		142,532,493

Ireland - 1.9%
Flutter Entertainment PLC (a)	241,574	45,607,111
Kingspan Group PLC (Ireland)	794,500	91,513,561
Linde PLC	205,200	65,499,840

TOTAL IRELAND		202,620,512

Italy - 2.4%
FinecoBank SpA	3,982,700	76,035,080
GVS SpA (b)	528,100	7,844,714
Moncler SpA	1,012,600	72,715,535
Recordati SpA	1,518,930	95,028,393

TOTAL ITALY		251,623,722

Japan - 14.3%
Advantest Corp.	518,900	42,543,537
Capcom Co. Ltd.	917,500	24,694,907
FUJIFILM Holdings Corp.	999,800	77,261,965
Hoya Corp.	1,006,600	148,180,133
Iriso Electronics Co. Ltd.	501,900	23,057,563
Kao Corp.	881,000	49,836,469
Keyence Corp.	182,660	110,256,277
Misumi Group, Inc.	633,003	26,474,568
Nitori Holdings Co. Ltd.	272,900	50,134,598
NOF Corp.	941,400	47,245,664
Olympus Corp.	2,882,400	62,441,561
Persol Holdings Co. Ltd.	2,301,900	61,871,983
Recruit Holdings Co. Ltd.	2,187,400	145,503,701
Relo Group, Inc.	1,728,500	35,952,557
Shin-Etsu Chemical Co. Ltd.	503,800	89,844,201
SMC Corp.	138,200	82,472,955
Sony Group Corp.	1,413,500	163,678,181
Suzuki Motor Corp.	1,006,700	44,895,700
TIS, Inc.	1,528,800	41,648,904
Tokyo Electron Ltd.	281,600	131,234,917
Tsuruha Holdings, Inc.	464,800	57,330,852

TOTAL JAPAN		1,516,561,193

Kenya - 0.4%
Safaricom Ltd.	99,329,800	38,196,904
Korea (South) - 0.2%
Samsung Electronics Co. Ltd.	281,780	16,784,582
Netherlands - 9.0%
Akzo Nobel NV	609,100	70,003,571
ASM International NV (Netherlands)	204,100	92,346,760
ASML Holding NV (Netherlands)	393,100	319,551,093
Corbion NV	20,963	995,986
Euronext NV (b)	614,480	69,187,007
IMCD NV	651,824	144,711,316
Koninklijke Philips Electronics NV	1,442,898	68,068,966
Prosus NV	784,900	69,148,717
Prosus NV rights (a)(c)	784,900	127,028
Wolters Kluwer NV	1,169,900	122,581,935

TOTAL NETHERLANDS		956,722,379

Norway - 0.7%
Schibsted ASA (A Shares)	1,379,000	71,121,853
Spain - 2.3%
Aena SME SA (a)(b)	344,800	56,628,756
Amadeus IT Holding SA Class A (a)	1,370,057	91,606,176
Cellnex Telecom SA (b)	1,555,529	95,627,826

TOTAL SPAIN		243,862,758

Sweden - 7.4%
Addlife AB	3,173,372	129,772,735
AddTech AB (B Shares)	3,841,696	85,887,940
ASSA ABLOY AB (B Shares)	3,187,500	93,529,752
Atlas Copco AB (A Shares)	1,490,386	95,760,945
Hexagon AB (B Shares)	7,882,942	126,865,707
Indutrade AB	4,431,701	128,956,926
Kry International AB (d)	2,787	1,152,202
Nordnet AB	1,778,863	34,104,540
Swedish Match Co. AB	9,585,300	84,356,890

TOTAL SWEDEN		780,387,637

Switzerland - 9.9%
Julius Baer Group Ltd.	1,348,409	97,533,247
Lonza Group AG	134,932	110,615,945
Nestle SA (Reg. S)	2,070,720	273,142,934
Roche Holding AG (participation certificate)	567,198	219,729,212
Sika AG	390,712	132,285,627
Sonova Holding AG	271,631	112,230,240
Zurich Insurance Group Ltd.	231,470	102,592,311

TOTAL SWITZERLAND		1,048,129,516

Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,977,000	84,282,544
United Kingdom - 9.2%
Beazley PLC (a)	7,769,200	41,466,901
Bridgepoint Group Holdings Ltd. (b)	3,838,657	26,056,834
Compass Group PLC (a)	4,939,798	104,825,637
Cranswick PLC	305,933	14,486,487
Dechra Pharmaceuticals PLC	939,895	65,858,217
Diageo PLC	3,061,200	152,299,869
Diploma PLC	1,567,295	64,433,444
Dr. Martens Ltd. (a)	788,600	3,980,232
Future PLC	400,600	19,341,947
JTC PLC (b)	2,649,000	28,168,495
London Stock Exchange Group PLC	569,358	55,423,425
RELX PLC (London Stock Exchange)	3,997,900	123,870,821
Rentokil Initial PLC	12,456,000	100,302,540
Smith & Nephew PLC	3,156,400	54,511,262
St. James's Place Capital PLC	3,360,600	72,643,560
Volution Group PLC	7,215,267	48,779,801

TOTAL UNITED KINGDOM		976,449,472

United States of America - 5.7%
Ares Management Corp.	1,014,700	85,985,678
Boston Scientific Corp. (a)	1,054,100	45,463,333
CBRE Group, Inc. (a)	674,500	70,201,960
Equifax, Inc.	253,600	70,356,248
Intercontinental Exchange, Inc.	556,800	77,094,528
Marsh & McLennan Companies, Inc.	624,800	104,216,640
Moody's Corp.	165,400	66,846,410
Roper Technologies, Inc.	170,600	83,230,622

TOTAL UNITED STATES OF AMERICA		603,395,419

TOTAL COMMON STOCKS
(Cost $6,445,649,573)		10,247,526,188

Nonconvertible Preferred Stocks - 0.1%
Sweden - 0.1%
Kry International AB Series E (d)
(Cost $7,360,943)	16,101	7,006,958

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.06% (e)
(Cost $322,300,071)	322,235,624	322,300,071
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $6,775,310,587)		10,576,833,217
NET OTHER ASSETS (LIABILITIES) - 0.0%		(3,827,786)
NET ASSETS - 100%		$10,573,005,431

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $371,653,088 or 3.5% of net assets.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$244,924,728	$2,331,712,838	$2,254,326,418	$76,455	$(11,077)	$--	$322,300,071	0.5%
Fidelity Securities Lending Cash Central Fund 0.06%	--	309,059,379	309,059,379	255,574	--	--	--	0.0%
Total	$244,924,728	$2,640,772,217	$2,563,385,797	$332,029	$(11,077)	$--	$322,300,071

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$248,983,437	$224,288,530	$24,694,907	$--
Consumer Discretionary	864,058,104	279,225,251	584,832,853	--
Consumer Staples	732,589,179	199,979,055	532,610,124	--
Energy	201,599,554	66,760,491	134,839,063	--
Financials	1,826,245,407	1,230,778,345	595,467,062	--
Health Care	1,360,373,427	807,442,293	552,931,134	--
Industrials	2,478,958,575	1,739,004,566	739,954,009	--
Information Technology	1,915,257,015	779,175,134	1,127,922,721	8,159,160
Materials	520,313,931	285,086,239	235,227,692	--
Real Estate	106,154,517	70,201,960	35,952,557	--
Money Market Funds	322,300,071	322,300,071	--	--
Total Investments in Securities:	$10,576,833,217	$6,004,241,935	$4,564,432,122	$8,159,160

See accompanying notes which are an integral part of the financial statements.

Fidelity® Overseas Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,453,010,516)	$10,254,533,146
Fidelity Central Funds (cost $322,300,071)	322,300,071
Total Investment in Securities (cost $6,775,310,587)		$10,576,833,217
Cash		542,461
Foreign currency held at value (cost $463,640)		463,640
Receivable for investments sold		56,204,522
Receivable for fund shares sold		4,216,969
Dividends receivable		7,264,183
Reclaims receivable		13,578,991
Distributions receivable from Fidelity Central Funds		24,460
Prepaid expenses		12,365
Other receivables		739,276
Total assets		10,659,880,084
Liabilities
Payable for investments purchased
Regular delivery	$69,217,440
Delayed delivery	127,028
Payable for fund shares redeemed	3,075,257
Accrued management fee	6,823,954
Other affiliated payables	1,214,811
Other payables and accrued expenses	6,416,163
Total liabilities		86,874,653
Net Assets		$10,573,005,431
Net Assets consist of:
Paid in capital		$6,326,729,285
Total accumulated earnings (loss)		4,246,276,146
Net Assets		$10,573,005,431
Net Asset Value and Maximum Offering Price
Overseas:
Net Asset Value, offering price and redemption price per share ($8,981,608,675 ÷ 128,687,575 shares)		$69.79
Class K:
Net Asset Value, offering price and redemption price per share ($1,591,396,756 ÷ 22,837,722 shares)		$69.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$136,533,396
Income from Fidelity Central Funds (including $255,574 from security lending)		332,029
Income before foreign taxes withheld		136,865,425
Less foreign taxes withheld		(16,495,506)
Total income		120,369,919
Expenses
Management fee
Basic fee	$59,295,696
Performance adjustment	14,903,820
Transfer agent fees	11,673,580
Accounting fees	1,734,658
Custodian fees and expenses	758,060
Independent trustees' fees and expenses	34,675
Registration fees	98,041
Audit	186,124
Legal	12,820
Interest	1,751
Miscellaneous	38,985
Total expenses before reductions	88,738,210
Expense reductions	(148,582)
Total expenses after reductions		88,589,628
Net investment income (loss)		31,780,291
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $16,528)	474,943,001
Fidelity Central Funds	(11,077)
Foreign currency transactions	480,790
Futures contracts	104,424
Total net realized gain (loss)		475,517,138
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,548,493)	2,242,581,555
Assets and liabilities in foreign currencies	(1,096,694)
Total change in net unrealized appreciation (depreciation)		2,241,484,861
Net gain (loss)		2,717,001,999
Net increase (decrease) in net assets resulting from operations		$2,748,782,290

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,780,291	$20,377,597
Net realized gain (loss)	475,517,138	133,870,382
Change in net unrealized appreciation (depreciation)	2,241,484,861	33,669,347
Net increase (decrease) in net assets resulting from operations	2,748,782,290	187,917,326
Distributions to shareholders	(45,118,729)	(103,794,461)
Share transactions - net increase (decrease)	686,322,636	(123,936,452)
Total increase (decrease) in net assets	3,389,986,197	(39,813,587)
Net Assets
Beginning of period	7,183,019,234	7,222,832,821
End of period	$10,573,005,431	$7,183,019,234

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Overseas Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$50.91	$49.51	$46.04	$50.18	$40.73
Income from Investment Operations
Net investment income (loss)A	.21	.13	.77	.68	.58
Net realized and unrealized gain (loss)	18.98	1.97	5.12	(4.27)	9.65
Total from investment operations	19.19	2.10	5.89	(3.59)	10.23
Distributions from net investment income	(.11)	(.70)	(.68)	(.52)	(.72)
Distributions from net realized gain	(.21)	–	(1.74)	(.03)	(.05)
Total distributions	(.31)B	(.70)	(2.42)	(.55)	(.78)B
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$69.79	$50.91	$49.51	$46.04	$50.18
Total ReturnD	37.83%	4.25%	13.78%	(7.23)%	25.63%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.04%	.90%	.97%	1.00%
Expenses net of fee waivers, if any	.98%	1.04%	.90%	.97%	1.00%
Expenses net of all reductions	.98%	1.03%	.89%	.96%	1.00%
Net investment income (loss)	.33%	.27%	1.68%	1.35%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$8,981,609	$6,160,617	$6,182,831	$5,825,757	$6,828,078
Portfolio turnover rateG	30%H	41%	46%H	33%	26%H

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Overseas Fund Class K

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$50.83	$49.43	$45.98	$50.11	$40.67
Income from Investment Operations
Net investment income (loss)A	.27	.19	.82	.73	.64
Net realized and unrealized gain (loss)	18.95	1.96	5.11	(4.26)	9.62
Total from investment operations	19.22	2.15	5.93	(3.53)	10.26
Distributions from net investment income	(.16)	(.75)	(.73)	(.57)	(.77)
Distributions from net realized gain	(.21)	–	(1.74)	(.03)	(.05)
Total distributions	(.37)	(.75)	(2.48)B	(.60)	(.82)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$69.68	$50.83	$49.43	$45.98	$50.11
Total ReturnD	37.97%	4.36%	13.90%	(7.13)%	25.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.89%	.94%	.78%	.86%	.89%
Expenses net of fee waivers, if any	.88%	.93%	.78%	.86%	.89%
Expenses net of all reductions	.88%	.93%	.77%	.85%	.88%
Net investment income (loss)	.43%	.38%	1.79%	1.46%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$1,591,397	$1,022,402	$1,040,002	$1,026,091	$1,157,882
Portfolio turnover rateG	30%H	41%	46%H	33%	26%H

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Overseas Fund	$445,821

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,939,155,356
Gross unrealized depreciation	(157,538,653)
Net unrealized appreciation (depreciation)	$3,781,616,703
Tax Cost	$6,795,216,514

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$57,806,035
Undistributed long-term capital gain	$413,079,649
Net unrealized appreciation (depreciation) on securities and other investments	$3,781,345,406

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$16,186,407	$ 103,794,461
Long-term Capital Gains	28,932,322	–
Total	$45,118,729	$ 103,794,461

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Overseas Fund	3,202,320,745	2,684,401,451

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Overseas	$11,112,427.14
Class K	561,153.04
	$11,673,580

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Overseas Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Overseas Fund	$4,253

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Overseas Fund	Borrower	$21,660,222.32%		$1,751

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Overseas Fund	186,817,107	265,000,364	7,348,419

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)	Participating classes
Fidelity Overseas Fund	1,544,949	98,196,961	Overseas

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Overseas Fund	$15,928

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Overseas Fund	$24,391	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $31.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $148,551.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Overseas Fund
Distributions to shareholders
Overseas	$37,598,959	$88,028,325
Class K	7,519,770	15,766,136
Total	$45,118,729	$103,794,461

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Overseas Fund
Overseas
Shares sold	22,257,713	22,194,543	$1,441,872,978	$1,095,517,512
Reinvestment of distributions	591,381	1,551,196	34,075,384	77,916,561
Shares redeemed	(15,174,982)	(27,600,967)	(956,264,272)	(1,280,750,561)
Net increase (decrease)	7,674,112	(3,855,228)	$519,684,090	$(107,316,488)
Class K
Shares sold	11,014,981	6,459,409	$703,185,104	$328,765,506
Reinvestment of distributions	130,824	314,693	7,519,770	15,766,136
Shares redeemed	(8,423,101)	(7,698,662)	(544,066,328)	(361,151,606)
Net increase (decrease)	2,722,704	(924,560)	$166,638,546	$(16,619,964)

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Overseas Fund	26%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Overseas Fund	45%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Worldwide Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	29.80%	18.20%	13.49%
Class M (incl. 3.50% sales charge)	32.56%	18.43%	13.45%
Class C (incl. contingent deferred sales charge)	35.63%	18.67%	13.47%
Fidelity® Worldwide Fund	38.11%	19.97%	14.52%
Class I	38.06%	19.95%	14.48%
Class Z	38.27%	20.05%	14.53%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Worldwide Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Period Ending Values
$38,790	Fidelity® Worldwide Fund
$32,964	MSCI World Index

Fidelity® Worldwide Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index gained 37.70% for the 12 months ending October 31, 2021, with global equities rising amid improved global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. The period began with a shift in momentum. In November 2020, global stocks shrugged off a two-month retreat by gaining roughly 12%. As 2021 began, the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative and the index returned -4.10% for the month, due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. The index rebounded in October (+5.12%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, whereas emerging markets (+17%) lagged the most. Looking at sectors, energy (+87%) was the top performer by a wide margin, followed by financials (+60%). In contrast, notable “laggards” included the utilities (+14%) and consumer staples (+18%) sectors.

Comments from Lead Portfolio Manager William Kennedy and Co-Managers Stephen DuFour and Andrew Sergeant:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 37% to 38%, underperforming the 40.92% result of the benchmark MSCI World (Net MA) Index. From a geographic standpoint, an overweighting and stock picks in emerging markets, specifically China, and investment choices in the U.K. hurt the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our security selection in industrials. Investment choices and an underweighting in energy, as well as picks among health care stocks, further hindered the portfolio’s relative return. Our smaller-than-benchmark stake in Tesla (+38%), a position we established this period, was the fund's largest individual relative detractor. Also pressuring performance was our outsized exposure to Exxon Mobil (-3%), a holding that we initiated and later eliminated this period. Another notable relative detractor was an overweighting in PayPal Holdings (+24%), which was among our biggest positions. Conversely, an underweighting and favorable stock picks in both Japan and Asia Pacific ex Japan contributed most to the fund's relative result. From a sector standpoint, the leading contributor to performance versus the benchmark was our security selection in information technology. Picks within the materials sector and underweightings in utilities and consumer staples also bolstered the portfolio's relative performance. The biggest individual relative contributor was an overweight position in Nvidia (+105%). An outsized stake in Caesars Entertainment, which gained about 143%, also helped. Nvidia and Caesars Entertainment were among the fund's largest holdings on October 31. Another notable relative contributor was an overweighting in Intuit (+100%), a portfolio position we increased over the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Worldwide Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
United States of America*	66.0%
Japan	5.8%
United Kingdom	3.4%
Switzerland	3.0%
Ireland	2.6%
Germany	2.5%
France	2.4%
Netherlands	2.1%
India	2.1%
Other	10.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	99.0
Short-Term Investments and Net Other Assets (Liabilities)	1.0

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Microsoft Corp. (United States of America, Software)	4.5
Alphabet, Inc. Class A (United States of America, Interactive Media & Services)	4.1
S&P Global, Inc. (United States of America, Capital Markets)	3.8
NVIDIA Corp. (United States of America, Semiconductors & Semiconductor Equipment)	3.5
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	3.3
Caesars Entertainment, Inc. (United States of America, Hotels, Restaurants & Leisure)	3.3
Amazon.com, Inc. (United States of America, Internet & Direct Marketing Retail)	3.1
Intuit, Inc. (United States of America, Software)	3.1
PayPal Holdings, Inc. (United States of America, IT Services)	2.7
Marvell Technology, Inc. (United States of America, Semiconductors & Semiconductor Equipment)	2.6
34.0

Top Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	31.0
Consumer Discretionary	17.2
Financials	16.1
Communication Services	9.2
Health Care	8.1
Industrials	7.0
Materials	4.9
Energy	2.8
Consumer Staples	1.2
Real Estate	1.2

Fidelity® Worldwide Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 0.6%
Bapcor Ltd.	560,404	$3,351,433
Lynas Rare Earths Ltd. (a)	1,055,144	5,818,056
National Storage REIT unit	3,852,257	6,925,886
Rio Tinto Ltd.	24	1,630
Technology One Ltd.	249,900	2,295,325

TOTAL AUSTRALIA		18,392,330

Austria - 0.4%
Erste Group Bank AG	162,700	6,977,813
Wienerberger AG	147,300	5,213,937

TOTAL AUSTRIA		12,191,750

Bailiwick of Jersey - 0.1%
Experian PLC	101,977	4,671,094
Belgium - 0.7%
Azelis Group NV	147,800	4,783,990
KBC Groep NV	130,364	12,140,455
UCB SA	39,600	4,719,671

TOTAL BELGIUM		21,644,116

Bermuda - 0.1%
AutoStore Holdings Ltd.	672,400	2,650,074
Brazil - 0.1%
CM Hospitalar SA	650,200	2,309,882
Rede D'Oregon Sao Luiz SA (b)	196,100	2,050,019

TOTAL BRAZIL		4,359,901

British Virgin Islands - 0.1%
Fix Price Group Ltd. GDR (Reg. S)	252,800	2,201,888
Canada - 0.7%
Brookfield Asset Management, Inc. Class A	125,000	7,548,750
Constellation Software, Inc.	4,800	8,435,643
Keyera Corp. (c)	75,000	1,922,269
Nutrien Ltd.	5,000	349,467
PrairieSky Royalty Ltd.	111,000	1,365,974
Shopify, Inc. Class A (a)	500	730,050
Topicus.Com, Inc.	8,183	913,182

TOTAL CANADA		21,265,335

Cayman Islands - 1.0%
Akeso, Inc. (a)(b)	226,000	1,266,448
Antengene Corp. (b)	895,402	1,187,655
Medlive Technology Co. Ltd. (b)	142,000	738,243
Medlive Technology Co. Ltd.	222,500	1,098,916
Sea Ltd. ADR (a)	83,400	28,653,738
Zai Lab Ltd. (a)	21,900	2,271,929

TOTAL CAYMAN ISLANDS		35,216,929

China - 0.1%
Kweichow Moutai Co. Ltd. (A Shares)	8,800	2,508,606
WuXi AppTec Co. Ltd. (H Shares) (b)	87,780	1,876,205

TOTAL CHINA		4,384,811

Denmark - 0.3%
A.P. Moller - Maersk A/S Series B	1,200	3,477,538
ORSTED A/S (b)	38,900	5,488,920

TOTAL DENMARK		8,966,458

Finland - 0.4%
Musti Group OYJ	83,200	3,268,169
Nanoform Finland PLC (a)	688,200	5,895,094
Neste Oyj	95,400	5,314,509

TOTAL FINLAND		14,477,772

France - 2.4%
Antin Infrastructure Partners SA	50,000	1,901,620
AXA SA	219,800	6,394,640
BNP Paribas SA	129,200	8,648,290
Capgemini SA	45,500	10,587,977
Elior SA (a)(b)	321,900	2,537,834
Exclusive Networks SA	155,300	3,653,370
Hydrogen Refueling Solutions	56,700	2,100,724
LVMH Moet Hennessy Louis Vuitton SE	22,339	17,516,494
Sartorius Stedim Biotech	6,000	3,302,923
Societe Generale Series A	195,000	6,513,771
Teleperformance	13,400	5,593,583
VINCI SA	44,263	4,726,391
Worldline SA (a)(b)	53,900	3,139,097

TOTAL FRANCE		76,616,714

Germany - 2.5%
adidas AG	17,869	5,852,005
Allianz SE	38,100	8,859,370
Brenntag SE	57,600	5,476,000
Daimler AG (Germany)	184,700	18,306,622
Deutsche Post AG	213,000	13,178,123
Exasol AG (a)	61,709	626,327
Instone Real Estate Group BV (b)	94,872	2,500,522
Linde PLC	10,034	3,230,406
Merck KGaA	14,900	3,517,222
Nexus AG	46,000	4,009,470
Siemens AG	62,200	10,112,599
Siemens Healthineers AG (b)	64,600	4,290,975
SUSE SA (a)	59,000	2,546,055

TOTAL GERMANY		82,505,696

Greece - 0.1%
Alpha Bank SA (a)	763,500	969,543
Piraeus Financial Holdings SA (a)	470,500	799,530

TOTAL GREECE		1,769,073

Hong Kong - 0.5%
AIA Group Ltd.	800,000	8,965,609
Hong Kong Exchanges and Clearing Ltd.	105,700	6,395,933

TOTAL HONG KONG		15,361,542

Hungary - 0.3%
OTP Bank PLC (a)	115,900	6,960,866
Richter Gedeon PLC	86,900	2,434,393

TOTAL HUNGARY		9,395,259

India - 2.0%
Avenue Supermarts Ltd. (a)(b)	16,542	1,023,009
Axis Bank Ltd. (a)	264,100	2,614,398
Eicher Motors Ltd.	54,500	1,806,705
HDFC Bank Ltd.	217,024	4,592,879
HDFC Bank Ltd. sponsored ADR	149,386	10,742,347
Housing Development Finance Corp. Ltd.	255,594	9,700,330
Pine Labs Private Ltd. (d)(e)	792	339,542
PVR Ltd. (a)	59,000	1,320,544
Reliance Industries Ltd.	10,760	273,102
Reliance Industries Ltd.	479,600	16,228,210
Reliance Industries Ltd. sponsored GDR (b)	36,700	2,495,600
Sunteck Realty Ltd.	186,516	1,145,771
V-Mart Retail Ltd. (a)	104,303	5,652,581
Vijaya Diagnostic Centre Pvt Ltd.	256,700	1,933,255
Zomato Ltd. (e)	2,358,400	3,518,250

TOTAL INDIA		63,386,523

Ireland - 2.6%
Accenture PLC Class A	75,000	26,909,250
Cairn Homes PLC	2,946,839	3,823,186
CRH PLC	200,700	9,604,263
Dalata Hotel Group PLC (a)	1,126,374	4,817,727
Flutter Entertainment PLC (a)	21,100	3,983,500
Horizon Therapeutics PLC (a)	30,000	3,597,300
Linde PLC	82,000	26,174,400
Ryanair Holdings PLC sponsored ADR (a)	35,874	4,072,058

TOTAL IRELAND		82,981,684

Isle of Man - 0.1%
Entain PLC (a)	138,700	3,887,470
Italy - 0.3%
BFF Bank SpA (b)	403,100	3,606,713
Intesa Sanpaolo SpA	1,816,900	5,163,955
Reply SpA	11,200	2,171,245

TOTAL ITALY		10,941,913

Japan - 5.8%
Daiichi Sankyo Kabushiki Kaisha	206,300	5,205,440
Daiichikosho Co. Ltd.	55,700	2,022,436
FUJIFILM Holdings Corp.	109,500	8,461,878
Fujitsu Ltd.	25,700	4,441,725
Hitachi Ltd.	198,000	11,409,663
Hoya Corp.	85,800	12,630,494
Itochu Corp.	225,200	6,422,899
JEOL Ltd.	95,400	7,230,208
Keyence Corp.	18,740	11,311,741
Lifenet Insurance Co. (a)	157,600	1,569,950
Minebea Mitsumi, Inc.	359,300	9,096,412
Misumi Group, Inc.	60,900	2,547,067
Mitsubishi UFJ Financial Group, Inc.	585,500	3,210,588
Money Forward, Inc. (a)	43,700	2,969,541
NSD Co. Ltd.	220,800	4,207,235
ORIX Corp.	562,200	11,174,460
PALTAC Corp.	40,500	1,793,332
Persol Holdings Co. Ltd.	222,900	5,991,253
Recruit Holdings Co. Ltd.	248,600	16,536,628
Renesas Electronics Corp. (a)	678,500	8,346,520
SHIFT, Inc. (a)	9,600	2,213,944
Shin-Etsu Chemical Co. Ltd.	57,000	10,164,985
Shiseido Co. Ltd.	45,200	3,016,060
SMC Corp.	7,000	4,177,357
Sony Group Corp.	123,800	14,335,592
THK Co. Ltd.	64,600	1,389,135
TIS, Inc.	139,800	3,808,554
Toyota Motor Corp. sponsored ADR	6,000	1,059,420
Z Holdings Corp.	1,256,200	7,798,516
ZOZO, Inc.	132,700	4,259,478

TOTAL JAPAN		188,802,511

Kenya - 0.1%
Safaricom Ltd.	5,920,700	2,276,783
Korea (South) - 0.1%
Samsung SDI Co. Ltd.	5,120	3,213,796
Luxembourg - 0.3%
B&M European Value Retail SA	315,800	2,736,615
Eurofins Scientific SA	50,810	5,987,585

TOTAL LUXEMBOURG		8,724,200

Netherlands - 2.1%
AerCap Holdings NV (a)	91,400	5,396,256
Airbus Group NV (a)	79,100	10,147,109
ASML Holding NV (Netherlands)	30,900	25,118,618
IMCD NV	23,300	5,172,828
ING Groep NV (Certificaten Van Aandelen)	446,400	6,771,400
NXP Semiconductors NV	43,000	8,636,980
RHI Magnesita NV	42,522	1,954,137
Shop Apotheke Europe NV (a)(b)	18,200	2,756,135
Universal Music Group NV	88,200	2,560,705

TOTAL NETHERLANDS		68,514,168

New Zealand - 0.2%
EBOS Group Ltd.	72,992	1,896,095
Ryman Healthcare Group Ltd.	491,775	5,092,266

TOTAL NEW ZEALAND		6,988,361

Norway - 0.9%
Equinor ASA	552,280	13,973,869
Kongsberg Gruppen ASA	227,700	7,466,104
Schibsted ASA (A Shares)	73,700	3,801,074
Volue A/S	341,200	2,386,974

TOTAL NORWAY		27,628,021

Spain - 0.6%
Aena SME SA (a)(b)	13,500	2,217,193
Amadeus IT Holding SA Class A (a)	116,500	7,789,544
Cellnex Telecom SA (b)	130,156	8,001,481

TOTAL SPAIN		18,008,218

Sweden - 1.5%
ASSA ABLOY AB (B Shares)	175,200	5,140,835
EQT AB	113,900	6,002,694
Evolution AB (b)	36,000	5,823,381
Haypp Group (a)	525,000	3,625,116
HEXPOL AB (B Shares)	189,100	2,208,515
Industrivarden AB (A Shares) (c)	6,361	209,762
Indutrade AB	276,100	8,034,163
Kry International AB (d)	489	202,163
Lagercrantz Group AB (B Shares)	160,000	2,142,524
Nibe Industrier AB (B Shares)	265,000	3,945,069
Nordnet AB	296,200	5,678,776
Stillfront Group AB (a)	465,380	2,076,544
Svenska Handelsbanken AB (A Shares) (c)	413,500	4,739,678

TOTAL SWEDEN		49,829,220

Switzerland - 3.0%
ADC Therapeutics SA (a)	74,800	2,168,452
Dufry AG (a)	53,050	2,808,801
Garmin Ltd.	67,068	9,630,965
Lonza Group AG	15,732	12,896,941
Nestle SA (Reg. S)	135,890	17,924,873
On Holding AG	14,300	488,488
Partners Group Holding AG	5,898	10,290,580
Roche Holding AG (participation certificate)	64,949	25,160,866
Schindler Holding AG (participation certificate)	2,560	666,003
Sika AG	27,869	9,435,769
SKAN Group AG	19,300	1,522,331
Zur Rose Group AG (a)	13,000	4,614,460

TOTAL SWITZERLAND		97,608,529

Taiwan - 0.4%
MediaTek, Inc.	128,000	4,196,947
Taiwan Semiconductor Manufacturing Co. Ltd.	477,000	10,108,819

TOTAL TAIWAN		14,305,766

United Kingdom - 3.4%
Anglo American PLC (United Kingdom)	133,514	5,079,274
AstraZeneca PLC (United Kingdom)	42,800	5,354,337
Big Yellow Group PLC	184,600	3,736,462
Bytes Technology Group PLC	556,500	4,066,934
Clarkson PLC	105,100	5,753,384
Compass Group PLC (a)	494,650	10,496,786
Cranswick PLC	19,987	946,421
Dechra Pharmaceuticals PLC	59,400	4,162,144
Deliveroo PLC Class A (a)(b)	638,100	2,360,454
Diageo PLC	173,573	8,635,550
Dr. Martens Ltd. (a)	407,300	2,055,730
Harbour Energy PLC (a)	527,300	2,535,830
J.D. Wetherspoon PLC (a)	172,100	2,409,446
JD Sports Fashion PLC	551,300	8,208,760
Jet2 PLC (a)	171,400	2,860,575
JTC PLC (b)	378,800	4,028,020
Lloyds Banking Group PLC	5,793,651	3,965,063
M&G PLC	3,370,063	9,214,975
Next PLC	37,000	4,033,692
Prudential PLC (a)	477,112	9,758,362
Smart Metering Systems PLC	296,200	3,307,774
Vistry Group PLC	252,755	4,220,076
WH Smith PLC (a)	144,000	3,078,252
Zegona Communications PLC	30,559	44,749

TOTAL UNITED KINGDOM		110,313,050

United States of America - 64.9%
10X Genomics, Inc. (a)	31,000	4,999,370
Abbott Laboratories	73,000	9,408,970
Acuity Brands, Inc.	6,000	1,232,580
Adobe, Inc. (a)	113,124	73,571,325
Affirm Holdings, Inc.	21,000	3,412,500
Alphabet, Inc. Class A (a)	45,000	133,241,400
Amazon.com, Inc. (a)	30,000	101,172,900
American Tower Corp.	63,000	17,764,110
Antero Resources Corp. (a)	249,000	4,947,630
APA Corp.	67,000	1,756,070
Apple, Inc.	714,000	106,957,200
Ares Management Corp.	112,000	9,490,880
Arthur J. Gallagher & Co.	45,000	7,545,150
AvidXchange Holdings, Inc.	8,500	188,955
Caesars Entertainment, Inc. (a)	961,000	105,191,060
Callaway Golf Co. (a)	64,000	1,731,200
Carlyle Group LP	218,000	12,240,700
CF Industries Holdings, Inc.	36,000	2,044,800
Chart Industries, Inc. (a)(c)	161,000	28,580,720
Cheniere Energy, Inc.	18,000	1,861,200
Chesapeake Energy Corp.	15,000	956,100
CME Group, Inc.	16,000	3,528,800
Coinbase Global, Inc. (a)	13,000	4,152,460
Concentrix Corp.	6,000	1,066,080
Coterra Energy, Inc.	100,000	2,132,000
Crocs, Inc. (a)	50,000	8,072,500
Danaher Corp.	83,000	25,876,910
Deckers Outdoor Corp. (a)	80,555	31,844,197
Diamondback Energy, Inc.	20,000	2,143,800
Dlocal Ltd.	68,700	3,332,637
Eli Lilly & Co.	122,000	31,080,720
EOG Resources, Inc.	16,000	1,479,360
EQT Corp. (a)	52,000	1,035,320
First Republic Bank	43,000	9,302,190
FleetCor Technologies, Inc. (a)	4,000	989,640
Floor & Decor Holdings, Inc. Class A (a)	62,000	8,427,040
Freeport-McMoRan, Inc.	148,000	5,582,560
G-III Apparel Group Ltd. (a)	9,000	257,940
GitLab, Inc.	2,600	291,720
Intercontinental Exchange, Inc.	20,000	2,769,200
Intuit, Inc.	158,700	99,344,613
Jones Lang LaSalle, Inc. (a)	7,000	1,807,610
JPMorgan Chase & Co.	53,000	9,004,170
KBR, Inc.	198,000	8,403,120
KKR & Co. LP	91,000	7,249,970
Laredo Petroleum, Inc. (a)(c)	18,000	1,357,200
Lowe's Companies, Inc.	204,000	47,699,280
lululemon athletica, Inc. (a)	12,000	5,592,120
Marsh & McLennan Companies, Inc.	73,000	12,176,400
Marvell Technology, Inc.	1,221,900	83,700,150
MasterCard, Inc. Class A	7,000	2,348,640
MercadoLibre, Inc. (a)	2,400	3,554,448
Meta Platforms, Inc. Class A (a)	201,000	65,037,570
MGM Resorts International	90,000	4,244,400
Microsoft Corp.	441,000	146,244,425
Moody's Corp.	22,000	8,891,300
Morgan Stanley	126,000	12,950,280
MSCI, Inc.	19,000	12,632,720
Netflix, Inc. (a)	51,000	35,205,810
NextEra Energy, Inc.	51,000	4,351,830
NICE Systems Ltd. sponsored ADR (a)	11,200	3,169,824
NIKE, Inc. Class B	12,000	2,007,480
Northern Oil & Gas, Inc.	27,000	625,320
NVIDIA Corp.	448,000	114,540,160
Oasis Petroleum, Inc.	10,000	1,206,000
Occidental Petroleum Corp.	48,000	1,609,440
Olaplex Holdings, Inc.	35,000	976,850
Old Dominion Freight Lines, Inc.	3,000	1,024,050
Olin Corp.	1,207,000	68,774,860
ON Semiconductor Corp. (a)	698,600	33,581,702
ONEOK, Inc.	9,000	572,580
Outset Medical, Inc. (a)	25,486	1,357,639
PayPal Holdings, Inc. (a)	382,000	88,849,380
Penn National Gaming, Inc. (a)	20,592	1,474,387
Pioneer Natural Resources Co.	43,000	8,040,140
PVH Corp.	33,000	3,607,890
Range Resources Corp. (a)	372,000	8,675,040
Red Rock Resorts, Inc. (a)	20,000	1,088,200
RH (a)	3,000	1,978,890
S&P Global, Inc.	256,628	121,682,732
Salesforce.com, Inc. (a)	87,000	26,073,030
SandRidge Energy, Inc. (a)	94,000	1,203,200
Seer, Inc.	16,133	595,630
Signature Bank	107,000	31,866,740
Silvergate Capital Corp. (a)	10,000	1,566,200
SM Energy Co.	50,000	1,716,000
Snap, Inc. Class A (a)	40,000	2,103,200
Square, Inc. (a)	117,000	29,776,500
Stripe, Inc. Class B (a)(d)(e)	10,000	401,250
Stronghold Digital Mining, Inc. Class A	36,400	999,544
Stryker Corp.	10,000	2,660,700
SVB Financial Group (a)	37,000	26,543,800
TaskUs, Inc.	44,000	2,547,600
TDCX, Inc. ADR	36,211	1,038,531
Tesla, Inc. (a)	39,500	44,003,000
The Mosaic Co.	25,000	1,039,250
Thermo Fisher Scientific, Inc.	70,000	44,314,900
Triumph Group, Inc. (a)	593,000	12,126,850
Twitter, Inc. (a)	28,000	1,499,120
Ulta Beauty, Inc. (a)	14,000	5,143,040
Visa, Inc. Class A	10,000	2,117,700
W.W. Grainger, Inc.	3,000	1,389,330
Wayfair LLC Class A (a)	16,029	3,992,824
Wells Fargo & Co.	656,000	33,560,960
Welltower, Inc.	70,000	5,628,000
Williams-Sonoma, Inc.	7,000	1,300,110
Zoetis, Inc. Class A	27,000	5,837,400
Zoom Video Communications, Inc. Class A (a)	3,000	823,950

TOTAL UNITED STATES OF AMERICA		2,100,166,873

TOTAL COMMON STOCKS
(Cost $2,033,862,195)		3,193,647,828

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.2%
China - 0.1%
ByteDance Ltd. Series E1 (d)(e)	14,425	1,793,316
dMed Biopharmaceutical Co. Ltd. Series C (d)(e)	138,905	1,921,056
		3,714,372
India - 0.0%
Delhivery Private Ltd. Series H (d)(e)	2,037	968,971
United States of America - 0.1%
Instacart, Inc. Series I (d)(e)	8,000	927,600
Stripe, Inc. Series H (d)(e)	4,200	168,525
		1,096,125

TOTAL CONVERTIBLE PREFERRED STOCKS		5,779,468

Nonconvertible Preferred Stocks - 0.1%
India - 0.1%
Pine Labs Private Ltd.:
Series 1 (d)(e)	1,892	811,129
Series A (d)(e)	473	202,782
Series B (d)(e)	514	220,360
Series B2 (d)(e)	416	178,345
Series C (d)(e)	774	331,825
Series C1 (d)(e)	163	69,881
Series D (d)(e)	174	74,596
		1,888,918
Sweden - 0.0%
Kry International AB Series E (d)	2,824	1,228,970

TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,117,888

TOTAL PREFERRED STOCKS
(Cost $8,650,208)		8,897,356

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.06% (f)	32,086,229	32,092,646
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	13,242,277	13,243,601
TOTAL MONEY MARKET FUNDS
(Cost $45,332,703)		45,336,247
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $2,087,845,106)		3,247,881,431
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(12,278,265)
NET ASSETS - 100%		$3,235,603,166

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $57,387,904 or 1.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,927,428 or 0.4% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ByteDance Ltd. Series E1	11/18/20	$1,580,608
Delhivery Private Ltd. Series H	5/20/21	$994,308
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$1,972,888
Instacart, Inc. Series I	2/26/21	$1,000,000
Pine Labs Private Ltd.	6/30/21	$295,305
Pine Labs Private Ltd. Series 1	6/30/21	$705,451
Pine Labs Private Ltd. Series A	6/30/21	$176,363
Pine Labs Private Ltd. Series B	6/30/21	$191,650
Pine Labs Private Ltd. Series B2	6/30/21	$155,110
Pine Labs Private Ltd. Series C	6/30/21	$288,594
Pine Labs Private Ltd. Series C1	6/30/21	$60,776
Pine Labs Private Ltd. Series D	6/30/21	$64,878
Stripe, Inc. Class B	5/18/21	$401,284
Stripe, Inc. Series H	3/15/21	$168,525
Zomato Ltd.	12/9/20 - 2/10/21	$1,583,813

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$69,101,346	$914,307,125	$951,315,974	$24,729	$149	$--	$32,092,646	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	13,681,346	206,566,781	207,004,526	94,385	--	--	13,243,601	0.0%
Total	$82,782,692	$1,120,873,906	$1,158,320,500	$119,114	$149	$--	$45,336,247

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$295,643,670	$285,822,718	$9,820,952	$--
Consumer Discretionary	550,014,889	494,358,556	54,728,733	927,600
Consumer Staples	39,645,829	10,069,346	29,576,483	--
Energy	85,425,763	85,425,763	--	--
Financials	524,788,103	453,077,820	71,710,283	--
Health Care	262,337,723	201,464,477	58,952,190	1,921,056
Industrials	232,245,502	142,610,843	88,665,688	968,971
Information Technology	1,006,418,285	916,193,230	84,202,371	6,022,684
Materials	156,676,309	131,827,787	24,848,522	--
Real Estate	39,508,361	39,508,361	--	--
Utilities	9,840,750	9,840,750	--	--
Money Market Funds	45,336,247	45,336,247	--	--
Total Investments in Securities:	$3,247,881,431	$2,815,535,898	$422,505,222	$9,840,311

See accompanying notes which are an integral part of the financial statements.

Fidelity® Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $12,636,466) — See accompanying schedule: Unaffiliated issuers (cost $2,042,512,403)	$3,202,545,184
Fidelity Central Funds (cost $45,332,703)	45,336,247
Total Investment in Securities (cost $2,087,845,106)		$3,247,881,431
Cash		17,471
Foreign currency held at value (cost $118,415)		117,875
Receivable for investments sold		23,695,780
Receivable for fund shares sold		1,212,749
Dividends receivable		1,660,945
Reclaims receivable		2,604,871
Distributions receivable from Fidelity Central Funds		4,317
Prepaid expenses		3,990
Other receivables		71,651
Total assets		3,277,271,080
Liabilities
Payable for investments purchased	$23,518,581
Payable for fund shares redeemed	1,086,443
Accrued management fee	2,121,491
Distribution and service plan fees payable	40,332
Other affiliated payables	434,520
Other payables and accrued expenses	1,223,242
Collateral on securities loaned	13,243,305
Total liabilities		41,667,914
Net Assets		$3,235,603,166
Net Assets consist of:
Paid in capital		$1,731,629,476
Total accumulated earnings (loss)		1,503,973,690
Net Assets		$3,235,603,166
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($99,730,715 ÷ 2,489,389 shares)(a)		$40.06
Maximum offering price per share (100/94.25 of $40.06)		$42.50
Class M:
Net Asset Value and redemption price per share ($22,771,161 ÷ 574,765 shares)(a)		$39.62
Maximum offering price per share (100/96.50 of $39.62)		$41.06
Class C:
Net Asset Value and offering price per share ($13,601,977 ÷ 357,451 shares)(a)		$38.05
Worldwide:
Net Asset Value, offering price and redemption price per share ($2,896,684,154 ÷ 71,074,378 shares)		$40.76
Class I:
Net Asset Value, offering price and redemption price per share ($86,852,484 ÷ 2,146,560 shares)		$40.46
Class Z:
Net Asset Value, offering price and redemption price per share ($115,962,675 ÷ 2,864,762 shares)		$40.48

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$29,990,719
Income from Fidelity Central Funds (including $94,385 from security lending)		119,114
Income before foreign taxes withheld		30,109,833
Less foreign taxes withheld		(2,143,197)
Total income		27,966,636
Expenses
Management fee
Basic fee	$19,315,697
Performance adjustment	4,813,848
Transfer agent fees	4,289,739
Distribution and service plan fees	453,092
Accounting fees	874,452
Custodian fees and expenses	179,356
Independent trustees' fees and expenses	11,474
Registration fees	117,210
Audit	99,686
Legal	10,536
Miscellaneous	12,887
Total expenses before reductions	30,177,977
Expense reductions	(48,133)
Total expenses after reductions		30,129,844
Net investment income (loss)		(2,163,208)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $6,566)	389,556,666
Fidelity Central Funds	149
Foreign currency transactions	(145,753)
Total net realized gain (loss)		389,411,062
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,104,562)	532,628,865
Assets and liabilities in foreign currencies	(51,720)
Total change in net unrealized appreciation (depreciation)		532,577,145
Net gain (loss)		921,988,207
Net increase (decrease) in net assets resulting from operations		$919,824,999

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,163,208)	$2,128,723
Net realized gain (loss)	389,411,062	221,714,478
Change in net unrealized appreciation (depreciation)	532,577,145	193,081,991
Net increase (decrease) in net assets resulting from operations	919,824,999	416,925,192
Distributions to shareholders	(212,769,678)	(109,767,429)
Share transactions - net increase (decrease)	82,772,537	(208,021,277)
Total increase (decrease) in net assets	789,827,858	99,136,486
Net Assets
Beginning of period	2,445,775,308	2,346,638,822
End of period	$3,235,603,166	$2,445,775,308

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Worldwide Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.49	$27.36	$26.57	$27.28	$21.83
Income from Investment Operations
Net investment income (loss)A	(.13)	(.05)	.11	.03	.11
Net realized and unrealized gain (loss)	11.40	5.50	2.84	1.00	5.53
Total from investment operations	11.27	5.45	2.95	1.03	5.64
Distributions from net investment income	–	(.12)	(.02)	(.09)	(.12)
Distributions from net realized gain	(2.70)	(1.20)	(2.14)	(1.65)	(.07)
Total distributions	(2.70)	(1.32)	(2.16)	(1.74)	(.19)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$40.06	$31.49	$27.36	$26.57	$27.28
Total ReturnC,D	37.72%	20.72%	12.35%	3.96%	26.06%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.29%	1.34%	1.26%	1.23%	1.12%
Expenses net of fee waivers, if any	1.28%	1.34%	1.26%	1.23%	1.12%
Expenses net of all reductions	1.28%	1.33%	1.25%	1.22%	1.11%
Net investment income (loss)	(.34)%	(.18)%	.41%	.12%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$99,731	$63,690	$52,516	$42,947	$32,823
Portfolio turnover rateG	96%	112%	147%	117%	111%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.19	$27.10	$26.39	$27.11	$21.67
Income from Investment Operations
Net investment income (loss)A	(.22)	(.13)	.03	(.05)	.04
Net realized and unrealized gain (loss)	11.29	5.46	2.82	1.00	5.50
Total from investment operations	11.07	5.33	2.85	.95	5.54
Distributions from net investment income	–	(.04)	–	(.02)	(.03)
Distributions from net realized gain	(2.64)	(1.20)	(2.14)	(1.65)	(.07)
Total distributions	(2.64)	(1.24)	(2.14)	(1.67)	(.10)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$39.62	$31.19	$27.10	$26.39	$27.11
Total ReturnC,D	37.37%	20.40%	12.05%	3.65%	25.68%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.61%	1.55%	1.52%	1.42%
Expenses net of fee waivers, if any	1.55%	1.61%	1.54%	1.52%	1.42%
Expenses net of all reductions	1.55%	1.61%	1.54%	1.51%	1.41%
Net investment income (loss)	(.61)%	(.45)%	.13%	(.17)%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$22,771	$17,387	$13,066	$12,746	$10,634
Portfolio turnover rateG	96%	112%	147%	117%	111%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$30.14	$26.33	$25.82	$26.67	$21.33
Income from Investment Operations
Net investment income (loss)A	(.39)	(.27)	(.10)	(.18)	(.07)
Net realized and unrealized gain (loss)	10.88	5.28	2.75	.98	5.42
Total from investment operations	10.49	5.01	2.65	.80	5.35
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(2.58)	(1.20)	(2.14)	(1.65)	(.01)
Total distributions	(2.58)	(1.20)	(2.14)	(1.65)	(.01)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$38.05	$30.14	$26.33	$25.82	$26.67
Total ReturnC,D	36.63%	19.76%	11.49%	3.12%	25.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.08%	2.14%	2.06%	2.01%	1.89%
Expenses net of fee waivers, if any	2.08%	2.14%	2.06%	2.01%	1.89%
Expenses net of all reductions	2.08%	2.13%	2.06%	2.00%	1.88%
Net investment income (loss)	(1.14)%	(.98)%	(.39)%	(.66)%	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$13,602	$11,677	$10,618	$12,744	$10,264
Portfolio turnover rateG	96%	112%	147%	117%	111%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.97	$27.74	$26.90	$27.61	$22.09
Income from Investment Operations
Net investment income (loss)A	(.02)	.03	.18	.11	.19
Net realized and unrealized gain (loss)	11.58	5.58	2.89	1.00	5.60
Total from investment operations	11.56	5.61	3.07	1.11	5.79
Distributions from net investment income	(.02)	(.18)	(.09)	(.17)	(.20)
Distributions from net realized gain	(2.75)	(1.20)	(2.14)	(1.65)	(.07)
Total distributions	(2.77)	(1.38)	(2.23)	(1.82)	(.27)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$40.76	$31.97	$27.74	$26.90	$27.61
Total ReturnC	38.11%	21.07%	12.71%	4.23%	26.49%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.00%	1.05%	.99%	.94%	.81%
Expenses net of fee waivers, if any	1.00%	1.05%	.99%	.94%	.81%
Expenses net of all reductions	1.00%	1.05%	.98%	.93%	.80%
Net investment income (loss)	(.06)%	.11%	.69%	.41%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$2,896,684	$2,217,129	$2,020,487	$2,112,988	$1,656,173
Portfolio turnover rateF	96%	112%	147%	117%	111%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.77	$27.58	$26.77	$27.49	$21.99
Income from Investment Operations
Net investment income (loss)A	(.03)	.03	.18	.11	.19
Net realized and unrealized gain (loss)	11.49	5.55	2.86	.99	5.56
Total from investment operations	11.46	5.58	3.04	1.10	5.75
Distributions from net investment income	(.02)	(.19)	(.09)	(.18)	(.18)
Distributions from net realized gain	(2.75)	(1.20)	(2.14)	(1.65)	(.07)
Total distributions	(2.77)	(1.39)	(2.23)	(1.82)B	(.25)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$40.46	$31.77	$27.58	$26.77	$27.49
Total ReturnD	38.06%	21.08%	12.70%	4.22%	26.45%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.02%	1.06%	.99%	.96%	.83%
Expenses net of fee waivers, if any	1.02%	1.06%	.99%	.95%	.83%
Expenses net of all reductions	1.02%	1.05%	.98%	.94%	.82%
Net investment income (loss)	(.08)%	.10%	.69%	.40%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$86,852	$64,615	$44,754	$50,956	$21,711
Portfolio turnover rateG	96%	112%	147%	117%	111%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$31.76	$27.59	$26.78	$29.54
Income from Investment Operations
Net investment income (loss)B	.02	.07	.22	(.01)
Net realized and unrealized gain (loss)	11.50	5.53	2.86	(2.75)
Total from investment operations	11.52	5.60	3.08	(2.76)
Distributions from net investment income	(.05)	(.23)	(.13)	–
Distributions from net realized gain	(2.75)	(1.20)	(2.14)	–
Total distributions	(2.80)	(1.43)	(2.27)	–
Net asset value, end of period	$40.48	$31.76	$27.59	$26.78
Total ReturnC,D	38.27%	21.19%	12.85%	(9.34)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.90%	.93%	.85%	.88%G
Expenses net of fee waivers, if any	.90%	.93%	.84%	.88%G
Expenses net of all reductions	.90%	.93%	.84%	.87%G
Net investment income (loss)	.04%	.23%	.83%	(.27)%G
Supplemental Data
Net assets, end of period (000 omitted)	$115,963	$71,278	$205,197	$294
Portfolio turnover rateH	96%	112%	147%	117%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Worldwide, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,165,923,678
Gross unrealized depreciation	(22,908,275)
Net unrealized appreciation (depreciation)	$1,143,015,403
Tax Cost	$2,104,866,028

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$80,987,333
Undistributed long-term capital gain	$281,066,254
Net unrealized appreciation (depreciation) on securities and other investments	$1,143,022,930

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$14,367,075	$ 14,226,954
Long-term Capital Gains	198,402,603	95,540,474
Total	$212,769,678	$ 109,767,428

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Worldwide Fund	2,776,977,990	2,881,234,921

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$212,795	$10,108
Class M	.25%	.25%	105,852	–
Class C	.75%	.25%	134,445	17,446
			$453,092	$27,554

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$50,475
Class M	3,231
Class C(a)	1,032
$54,738

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$155,271.18
Class M	42,364.20
Class C	30,279.23
Worldwide	3,894,196.15
Class I	126,105.16
Class Z	41,524.04
	$4,289,739

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Worldwide Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Worldwide Fund	$45,138

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Worldwide Fund	136,971,766	176,170,770	11,637,472

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Worldwide Fund	$5,260

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Worldwide Fund	$9,234	$705	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $95.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $48,038.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Worldwide Fund
Distributions to shareholders
Class A	$5,558,931	$2,540,627
Class M	1,453,529	597,019
Class C	982,551	485,913
Worldwide	192,474,658	99,015,506
Class I	5,902,121	2,193,016
Class Z	6,397,888	4,935,348
Total	$212,769,678	$109,767,429

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Worldwide Fund
Class A
Shares sold	687,168	475,915	$24,638,768	$13,883,005
Reinvestment of distributions	167,703	93,342	5,488,908	2,520,240
Shares redeemed	(387,967)	(466,219)	(14,002,191)	(12,948,526)
Net increase (decrease)	466,904	103,038	$16,125,485	$3,454,719
Class M
Shares sold	86,854	169,701	$3,031,424	$4,832,166
Reinvestment of distributions	44,443	21,955	1,442,165	588,617
Shares redeemed	(113,937)	(116,311)	(4,049,636)	(3,349,819)
Net increase (decrease)	17,360	75,345	$423,953	$2,070,964
Class C
Shares sold	70,402	68,467	$2,403,125	$1,909,883
Reinvestment of distributions	31,369	18,008	982,175	468,757
Shares redeemed	(131,707)	(102,322)	(4,545,518)	(2,788,194)
Net increase (decrease)	(29,936)	(15,847)	$(1,160,218)	$(409,554)
Worldwide
Shares sold	8,509,868	11,137,411	$306,520,502	$329,813,105
Reinvestment of distributions	5,570,483	3,477,030	184,995,722	95,061,988
Shares redeemed	(12,365,391)	(18,098,665)	(449,935,236)	(510,876,592)
Net increase (decrease)	1,714,960	(3,484,224)	$41,580,988	$(86,001,499)
Class I
Shares sold	670,926	1,129,208	$24,272,391	$33,641,446
Reinvestment of distributions	174,445	79,304	5,753,187	2,154,693
Shares redeemed	(732,928)	(797,116)	(25,932,444)	(22,006,317)
Net increase (decrease)	112,443	411,396	$4,093,134	$13,789,822
Class Z
Shares sold	823,146	1,477,770	$29,837,475	$42,218,184
Reinvestment of distributions	185,769	179,413	6,122,936	4,867,461
Shares redeemed	(388,243)	(6,851,775)	(14,251,216)	(188,011,374)
Net increase (decrease)	620,672	(5,194,592)	$21,709,195	$(140,925,729)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte &Touche LLP

Boston, Massachusetts

December 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Overseas Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Overseas Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Diversified International Fund
Diversified International	1.00%
Actual		$1,000.00	$1,082.80	$5.25
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class K	.90%
Actual		$1,000.00	$1,083.50	$4.73
Hypothetical-C		$1,000.00	$1,020.67	$4.58
Fidelity International Capital Appreciation Fund	1.00%
Actual		$1,000.00	$1,078.50	$5.24
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Fidelity Overseas Fund
Overseas	.97%
Actual		$1,000.00	$1,102.20	$5.14
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class K	.87%
Actual		$1,000.00	$1,102.70	$4.61
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Fidelity Worldwide Fund
Class A	1.28%
Actual		$1,000.00	$1,105.70	$6.79
Hypothetical-C		$1,000.00	$1,018.75	$6.51
Class M	1.54%
Actual		$1,000.00	$1,104.20	$8.17
Hypothetical-C		$1,000.00	$1,017.44	$7.83
Class C	2.06%
Actual		$1,000.00	$1,101.30	$10.91
Hypothetical-C		$1,000.00	$1,014.82	$10.46
Worldwide	.99%
Actual		$1,000.00	$1,107.60	$5.26
Hypothetical-C		$1,000.00	$1,020.21	$5.04
Class I	1.01%
Actual		$1,000.00	$1,107.30	$5.36
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class Z	.89%
Actual		$1,000.00	$1,107.80	$4.73
Hypothetical-C		$1,000.00	$1,020.72	$4.53

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund
Diversified International	12/06/21	12/03/21	$0.568	$4.568
Class K	12/06/21	12/03/21	$0.616	$4.568
Fidelity International Capital Appreciation Fund	12/06/21	12/03/21	$0.000	$2.580
Fidelity Overseas Fund
Overseas	12/06/21	12/03/21	$0.202	$2.872
Class K	12/06/21	12/03/21	$0.264	$2.872
Fidelity Worldwide Fund
Class A	12/06/21	12/03/21	$0.070	$4.425
Class M	12/06/21	12/03/21	$0.000	$4.377
Class C	12/06/21	12/03/21	$0.000	$4.177
Worldwide	12/06/21	12/03/21	$0.161	$4.425
Class I	12/06/21	12/03/21	$0.157	$4.425
Class Z	12/06/21	12/03/21	$0.202	$4.425

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Diversified International Fund	$1,382,180,689
Fidelity International Capital Appreciation Fund	$346,241,098
Fidelity Overseas Fund	$413,214,005
Fidelity Worldwide Fund	$281,124,465

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December, 2020
Fidelity Diversified International Fund	–
Fidelity International Capital Appreciation Fund	–
Fidelity Overseas Fund	–
Fidelity Worldwide Fund	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2020	–	–	21%	–	–	13%
Fidelity International Capital Appreciation Fund
December, 2020	–	–	7%	–	–	–
Fidelity Overseas Fund
December, 2020	–	–	13%	–	–	10%
Fidelity Worldwide Fund
December, 2020	98%	100%	65%	62%	56%	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2020	–	–	100%	–	–	100%
Fidelity International Capital Appreciation Fund
December, 2020	–	–	100%	–	–	–
Fidelity Overseas Fund
December, 2020	–	–	100%	–	–	100%
Fidelity Worldwide Fund
December, 2020	100%	100%	100%	100%	100%	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund
Diversified International	12/07/20	$0.0685	$0.0515
Class K	12/07/20	$0.1125	$0.0515
Fidelity International Capital Appreciation Fund	12/07/20	$0.0741	$0.0261
Fidelity Overseas Fund
Overseas	12/07/20	$0.1751	$0.0681
Class K	12/07/20	$0.2321	$0.0681

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for Fidelity Worldwide Fund in October 2020. The Board will continue to monitor closely each applicable fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

2020 Total Return % vs. Morningstar World Large Stock and MSCI World (Net MA):

75% beaten
25% beaten
Benchmark
Retail Class
Class C
30.0
20.0
10.0
0.0
29.4
28.0
19.8
10.9
0.5
60.0
50.0
40.0
30.0
20.0
10.0
0.0
53.7
48.8
35.3
26.7
8.6
100.0
80.0
60.0
40.0
20.0
97.0
86.6
77.7
68.3
37.8
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class Z	91%	-	-
Retail Class	91%	91%	89%
Class A	90%	90%	87%
Class C	88%	89%	83%
Class I	91%	91%	88%
Class M	90%	90%	85%

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment, is also included in the charts and was considered by the Board.

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of each fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees (in the case of Fidelity Worldwide Fund), and custodial, legal, and audit fees. The Board noted the impact of each fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class for each fund compared to competitive fund median expenses. Each fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for each fund's representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class of each fund ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of Fidelity International Capital Appreciation Fund and the total expense ratio of each class of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

IBD-ANN-1221
1.754543.121

Fidelity's Targeted International Equity Funds®

Fidelity® Canada Fund

Fidelity® China Region Fund

Fidelity® Emerging Asia Fund

Fidelity® Emerging Markets Fund

Fidelity® Europe Fund

Fidelity® Japan Fund

Fidelity® Japan Smaller Companies Fund

Fidelity® Latin America Fund

Fidelity® Nordic Fund

Fidelity® Pacific Basin Fund

Annual Report

October 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Fidelity® Canada Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® China Region Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Asia Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Europe Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Smaller Companies Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Latin America Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Nordic Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Pacific Basin Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Canada Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	40.86%	9.13%	5.46%
Class M (incl. 3.50% sales charge)	43.82%	9.33%	5.41%
Class C (incl. contingent deferred sales charge)	47.31%	9.62%	5.47%
Fidelity® Canada Fund	49.91%	10.78%	6.42%
Class I	50.02%	10.83%	6.45%
Class Z	50.13%	10.90%	6.49%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Period Ending Values
$18,630	Fidelity® Canada Fund
$18,592	S&P/TSX Composite Index

Fidelity® Canada Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Ryan Oldham:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 48% to 50%, approximately in line with the 49.27% result of the benchmark, the S&P/TSX Composite Index. From a regional standpoint, stock picks in Canada and a non-benchmark allocation stocks in the Netherlands contributed to the fund's relative result. Versus the benchmark, security selection added value, especially picks in the materials sector. Stock choices in energy and an underweighting in utilities also helped on a relative basis. Looking at individual stocks, not owning benchmark component Barrick Gold (-29%), a mining company, contributed to the fund’s relative performance, as did an outsized stake in Canadian National Resources, which gained roughly 178%. Canadian National Resources was among our largest holdings. Conversely, by sector, overweighting consumer staples, especially within the food & staples retailing industry, detracted versus the benchmark. Unhelpful picks in consumer discretionary also hampered the fund's relative result. The biggest individual relative detractor was an overweight position in Franco-Nevada (+6%). Franco-Nevada was among the fund's biggest holdings. Another notable relative detractor was an outsized stake in Wheaton Precious Metals (-11%). Notable changes in fund positioning for the 12 months included reduced exposure to the materials sector and added exposure to energy and industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Canada Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Canada	99.1%
United States of America*	0.9%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	98.8
Bonds	0.3
Short-Term Investments and Net Other Assets (Liabilities)	0.9

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Royal Bank of Canada (Banks)	9.9
The Toronto-Dominion Bank (Banks)	9.5
Canadian Pacific Railway Ltd. (Road & Rail)	6.4
Brookfield Asset Management, Inc. (Canada) Class A (Capital Markets)	4.9
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	4.8
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	4.3
Franco-Nevada Corp. (Metals & Mining)	4.3
Canadian National Railway Co. (Road & Rail)	4.2
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	3.5
Sun Life Financial, Inc. (Insurance)	3.3
55.1

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	29.7
Industrials	15.2
Energy	13.7
Materials	12.1
Information Technology	9.3
Consumer Staples	8.8
Communication Services	4.6
Consumer Discretionary	4.1
Health Care	0.8
Real Estate	0.8

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2021, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Canada Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.7%
		Shares	Value
COMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 2.6%
TELUS Corp.		1,033,800	$23,714,918
Interactive Media & Services - 0.2%
VerticalScope Holdings, Inc.		80,396	1,721,472
Wireless Telecommunication Services - 1.5%
Rogers Communications, Inc. Class B (non-vtg.)		289,900	13,483,067

TOTAL COMMUNICATION SERVICES			38,919,457

CONSUMER DISCRETIONARY - 4.1%
Hotels, Restaurants & Leisure - 1.6%
Restaurant Brands International, Inc.		260,400	14,743,235
Multiline Retail - 2.0%
Dollarama, Inc.		403,300	18,229,316
Specialty Retail - 0.1%
Diversified Royalty Corp. (a)		184,600	417,647
Textiles, Apparel & Luxury Goods - 0.4%
Canada Goose Holdings, Inc. (b)		106,900	3,964,698

TOTAL CONSUMER DISCRETIONARY			37,354,896

CONSUMER STAPLES - 8.8%
Beverages - 0.4%
GURU Organic Energy Corp. (b)		212,200	2,743,374
GURU Organic Energy Corp.		112,400	1,307,822
			4,051,196
Food & Staples Retailing - 8.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		1,153,000	43,246,816
George Weston Ltd.		46,500	5,024,224
Metro, Inc.		346,495	17,433,940
Neighbourly Pharmacy, Inc.		39,378	972,041
North West Co., Inc.		216,500	5,883,076
			72,560,097
Personal Products - 0.3%
Jamieson Wellness, Inc. (c)		75,800	2,334,145

TOTAL CONSUMER STAPLES			78,945,438

ENERGY - 13.7%
Energy Equipment & Services - 0.3%
Computer Modelling Group Ltd.		480,800	2,105,637
Pason Systems, Inc.		123,500	918,067
			3,023,704
Oil, Gas & Consumable Fuels - 13.4%
Canadian Natural Resources Ltd.		903,998	38,421,376
Enbridge, Inc.		587,200	24,596,354
Parkland Corp. (a)		262,600	7,640,777
PrairieSky Royalty Ltd. (a)		1,479,018	18,200,908
Suncor Energy, Inc.		1,200,800	31,582,127
			120,441,542

TOTAL ENERGY			123,465,246

FINANCIALS - 29.7%
Banks - 19.4%
Royal Bank of Canada		852,600	88,745,906
The Toronto-Dominion Bank		1,183,200	85,890,989
			174,636,895
Capital Markets - 4.9%
Brookfield Asset Management, Inc. (Canada) Class A		724,206	43,723,879
Insurance - 5.4%
Fairfax Financial Holdings Ltd. (sub. vtg.)		3,692	1,495,326
Intact Financial Corp.		133,425	17,886,669
Sun Life Financial, Inc.		519,200	29,588,862
			48,970,857

TOTAL FINANCIALS			267,331,631

HEALTH CARE - 0.8%
Health Care Providers & Services - 0.8%
Andlauer Healthcare Group, Inc.		135,100	5,263,835
dentalcorp Holdings Ltd. (b)		165,300	2,217,178
			7,481,013
INDUSTRIALS - 15.2%
Commercial Services & Supplies - 2.2%
GFL Environmental, Inc.		476,700	19,601,861
Professional Services - 2.4%
Thomson Reuters Corp.		176,700	21,255,114
Road & Rail - 10.6%
Canadian National Railway Co.		282,850	37,591,442
Canadian Pacific Railway Ltd. (a)		748,800	57,956,975
			95,548,417

TOTAL INDUSTRIALS			136,405,392

INFORMATION TECHNOLOGY - 9.2%
IT Services - 3.9%
CGI, Inc. Class A (sub. vtg.) (b)		193,500	17,286,167
Shopify, Inc. Class A (b)		12,000	17,521,202
			34,807,369
Software - 5.3%
ApplyBoard, Inc. (d)(e)		1,677	180,980
ApplyBoard, Inc. (non-vtg.) (d)(e)		414	44,678
Constellation Software, Inc.		14,300	25,131,187
Copperleaf Technologies, Inc.		16,300	340,988
Dye & Durham Ltd.		262,000	8,017,081
Open Text Corp.		284,828	14,347,267
			48,062,181

TOTAL INFORMATION TECHNOLOGY			82,869,550

MATERIALS - 12.1%
Chemicals - 3.0%
Nutrien Ltd.		385,781	26,963,523
Containers & Packaging - 1.4%
CCL Industries, Inc. Class B		224,300	12,260,743
Metals & Mining - 7.1%
Franco-Nevada Corp.		268,900	38,368,658
Lundin Mining Corp.		680,300	5,920,193
Wheaton Precious Metals Corp.		486,400	19,635,217
			63,924,068
Paper & Forest Products - 0.6%
Stella-Jones, Inc.		21,988	789,372
Western Forest Products, Inc.		2,894,083	5,004,313
			5,793,685

TOTAL MATERIALS			108,942,019

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Allied Properties (REIT)		187,800	6,490,147
Real Estate Management & Development - 0.1%
Information Services Corp.		15,300	340,591

TOTAL REAL ESTATE			6,830,738

TOTAL COMMON STOCKS
(Cost $445,353,568)			888,545,380

Nonconvertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
ApplyBoard, Inc.:
Series A1 (d)(e)		2,063	222,636
Series A2 (d)(e)		1,615	174,289
Series A3 (d)(e)		92	9,929
Series D (d)(e)		4,504	486,066
Series Seed (d)(e)		617	66,586
TOTAL NONCONVERTIBLE PERFERRED STOCKS
(Cost $770,130)			959,506
		Principal Amount	Value

Convertible Bonds - 0.3%
COMMUNICATION SERVICES - 0.3%
Entertainment - 0.3%
Cineplex, Inc. 5.75% 9/30/25 (Cost $1,787,374)(c)	CAD	2,715,000	2,906,735
		Shares	Value

Money Market Funds - 9.3%
Fidelity Cash Central Fund 0.06% (f)		479,756	479,852
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)		82,968,735	82,977,032
TOTAL MONEY MARKET FUNDS
(Cost $83,456,884)			83,456,884
TOTAL INVESTMENT IN SECURITIES - 108.4%
(Cost $531,367,956)			975,868,505
NET OTHER ASSETS (LIABILITIES) - (8.4)%			(75,919,522)
NET ASSETS - 100%			$899,948,983

Currency Abbreviations

CAD – Canadian dollar

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,240,880 or 0.6% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,185,164 or 0.1% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ApplyBoard, Inc.	6/4/21 - 6/30/21	$85,688
ApplyBoard, Inc. (non-vtg.)	6/30/21	$44,290
ApplyBoard, Inc. Series A1	6/4/21	$133,582
ApplyBoard, Inc. Series A2	6/4/21	$104,573
ApplyBoard, Inc. Series A3	6/4/21	$5,957
ApplyBoard, Inc. Series D	6/4/21	$486,066
ApplyBoard, Inc. Series Seed	6/4/21	$39,952

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$648,015	$50,509,733	$50,677,960	$903	$64	$--	$479,852	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	3,722,233	795,520,006	716,265,207	75,719	--	--	82,977,032	0.2%
Total	$4,370,248	$846,029,739	$766,943,167	$76,622	$64	$--	$83,456,884

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$38,919,457	$38,919,457	$--	$--
Consumer Discretionary	37,354,896	37,354,896	--	--
Consumer Staples	78,945,438	77,637,616	1,307,822	--
Energy	123,465,246	123,465,246	--	--
Financials	267,331,631	267,331,631	--	--
Health Care	7,481,013	7,481,013	--	--
Industrials	136,405,392	136,405,392	--	--
Information Technology	83,829,056	82,643,892	--	1,185,164
Materials	108,942,019	108,942,019	--	--
Real Estate	6,830,738	6,830,738	--	--
Corporate Bonds	2,906,735	--	2,906,735	--
Money Market Funds	83,456,884	83,456,884	--	--
Total Investments in Securities:	$975,868,505	$970,468,784	$4,214,557	$1,185,164

See accompanying notes which are an integral part of the financial statements.

Fidelity® Canada Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $78,133,173) — See accompanying schedule: Unaffiliated issuers (cost $447,911,072)	$892,411,621
Fidelity Central Funds (cost $83,456,884)	83,456,884
Total Investment in Securities (cost $531,367,956)		$975,868,505
Cash		78,930
Foreign currency held at value (cost $5,071,943)		5,065,307
Receivable for investments sold		899,452
Receivable for fund shares sold		1,576,288
Dividends receivable		1,416,951
Interest receivable		11,059
Distributions receivable from Fidelity Central Funds		4,855
Prepaid expenses		1,169
Other receivables		455
Total assets		984,922,971
Liabilities
Payable for investments purchased	$463,664
Payable for fund shares redeemed	934,555
Accrued management fee	373,899
Distribution and service plan fees payable	11,343
Other affiliated payables	157,809
Other payables and accrued expenses	59,260
Collateral on securities loaned	82,973,458
Total liabilities		84,973,988
Net Assets		$899,948,983
Net Assets consist of:
Paid in capital		$414,343,654
Total accumulated earnings (loss)		485,605,329
Net Assets		$899,948,983
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($33,086,758 ÷ 492,116 shares)(a)		$67.23
Maximum offering price per share (100/94.25 of $67.23)		$71.33
Class M:
Net Asset Value and redemption price per share ($7,828,572 ÷ 117,119 shares)(a)		$66.84
Maximum offering price per share (100/96.50 of $66.84)		$69.26
Class C:
Net Asset Value and offering price per share ($1,682,781 ÷ 25,588 shares)(a)		$65.76
Canada:
Net Asset Value, offering price and redemption price per share ($821,617,451 ÷ 12,150,310 shares)		$67.62
Class I:
Net Asset Value, offering price and redemption price per share ($13,723,914 ÷ 202,721 shares)		$67.70
Class Z:
Net Asset Value, offering price and redemption price per share ($22,009,507 ÷ 326,651 shares)		$67.38

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$19,665,392
Interest		181,772
Income from Fidelity Central Funds (including $75,719 from security lending)		76,622
Income before foreign taxes withheld		19,923,786
Less foreign taxes withheld		(3,003,145)
Total income		16,920,641
Expenses
Management fee
Basic fee	$5,605,858
Performance adjustment	(1,033,169)
Transfer agent fees	1,496,165
Distribution and service plan fees	137,897
Accounting fees	395,750
Custodian fees and expenses	18,409
Independent trustees' fees and expenses	3,215
Registration fees	85,701
Audit	65,789
Legal	1,818
Miscellaneous	3,912
Total expenses before reductions	6,781,345
Expense reductions	(13,474)
Total expenses after reductions		6,767,871
Net investment income (loss)		10,152,770
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,222,705
Fidelity Central Funds	64
Foreign currency transactions	197,727
Total net realized gain (loss)		36,420,496
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	271,063,619
Assets and liabilities in foreign currencies	1,701
Total change in net unrealized appreciation (depreciation)		271,065,320
Net gain (loss)		307,485,816
Net increase (decrease) in net assets resulting from operations		$317,638,586

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,152,770	$12,017,605
Net realized gain (loss)	36,420,496	11,132,208
Change in net unrealized appreciation (depreciation)	271,065,320	(85,638,301)
Net increase (decrease) in net assets resulting from operations	317,638,586	(62,488,488)
Distributions to shareholders	(19,441,097)	(38,692,729)
Share transactions - net increase (decrease)	(67,034,603)	(114,078,173)
Total increase (decrease) in net assets	231,162,886	(215,259,390)
Net Assets
Beginning of period	668,786,097	884,045,487
End of period	$899,948,983	$668,786,097

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Canada Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$46.01	$51.95	$49.75	$54.11	$48.09
Income from Investment Operations
Net investment income (loss)A	.55	.61	.66	.60	.50
Net realized and unrealized gain (loss)	21.89	(4.38)	4.56	(3.88)	6.16
Total from investment operations	22.44	(3.77)	5.22	(3.28)	6.66
Distributions from net investment income	(.63)	(.77)	(.39)	(.59)	(.45)
Distributions from net realized gain	(.59)	(1.40)	(2.63)	(.49)	(.19)
Total distributions	(1.22)	(2.17)	(3.02)	(1.08)	(.64)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$67.23	$46.01	$51.95	$49.75	$54.11
Total ReturnC,D	49.45%	(7.70)%	11.34%	(6.19)%	13.98%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.12%	1.20%	1.20%	1.21%	1.34%
Expenses net of fee waivers, if any	1.12%	1.20%	1.20%	1.21%	1.34%
Expenses net of all reductions	1.12%	1.19%	1.19%	1.20%	1.34%
Net investment income (loss)	.92%	1.27%	1.32%	1.13%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$33,087	$23,395	$30,598	$29,420	$37,557
Portfolio turnover rateG	7%	11%	8%H	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$45.74	$51.67	$49.46	$53.77	$47.82
Income from Investment Operations
Net investment income (loss)A	.38	.47	.51	.44	.35
Net realized and unrealized gain (loss)	21.78	(4.36)	4.55	(3.86)	6.13
Total from investment operations	22.16	(3.89)	5.06	(3.42)	6.48
Distributions from net investment income	(.47)	(.64)	(.22)	(.40)	(.34)
Distributions from net realized gain	(.59)	(1.40)	(2.63)	(.49)	(.19)
Total distributions	(1.06)	(2.04)	(2.85)	(.89)	(.53)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$66.84	$45.74	$51.67	$49.46	$53.77
Total ReturnC,D	49.04%	(7.95)%	11.02%	(6.47)%	13.64%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.40%	1.47%	1.49%	1.51%	1.63%
Expenses net of fee waivers, if any	1.39%	1.47%	1.48%	1.51%	1.63%
Expenses net of all reductions	1.39%	1.47%	1.48%	1.51%	1.63%
Net investment income (loss)	.64%	.99%	1.03%	.83%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$7,829	$5,911	$8,589	$7,844	$10,356
Portfolio turnover rateG	7%	11%	8%H	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$44.96	$50.61	$48.48	$52.72	$46.87
Income from Investment Operations
Net investment income (loss)A	.08	.24	.29	.21	.13
Net realized and unrealized gain (loss)	21.46	(4.31)	4.47	(3.78)	6.01
Total from investment operations	21.54	(4.07)	4.76	(3.57)	6.14
Distributions from net investment income	(.15)	(.18)	–	(.18)	(.11)
Distributions from net realized gain	(.59)	(1.40)	(2.63)	(.49)	(.19)
Total distributions	(.74)	(1.58)	(2.63)	(.67)	(.29)B
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$65.76	$44.96	$50.61	$48.48	$52.72
Total ReturnD,E	48.31%	(8.39)%	10.53%	(6.85)%	13.16%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.90%	1.95%	1.92%	1.94%	2.06%
Expenses net of fee waivers, if any	1.90%	1.95%	1.92%	1.93%	2.06%
Expenses net of all reductions	1.90%	1.95%	1.91%	1.93%	2.06%
Net investment income (loss)	.14%	.51%	.60%	.40%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$1,683	$3,151	$6,226	$11,196	$15,938
Portfolio turnover rateH	7%	11%	8%I	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$46.26	$52.21	$50.02	$54.41	$48.35
Income from Investment Operations
Net investment income (loss)A	.74	.76	.82	.77	.66
Net realized and unrealized gain (loss)	21.99	(4.38)	4.58	(3.90)	6.20
Total from investment operations	22.73	(3.62)	5.40	(3.13)	6.86
Distributions from net investment income	(.78)	(.92)	(.58)	(.77)	(.61)
Distributions from net realized gain	(.59)	(1.40)	(2.63)	(.49)	(.19)
Total distributions	(1.37)	(2.33)B	(3.21)	(1.26)	(.80)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$67.62	$46.26	$52.21	$50.02	$54.41
Total ReturnD	49.91%	(7.40)%	11.70%	(5.89)%	14.35%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.88%	.88%	.89%	1.02%
Expenses net of fee waivers, if any	.80%	.88%	.88%	.89%	1.02%
Expenses net of all reductions	.80%	.88%	.87%	.88%	1.02%
Net investment income (loss)	1.24%	1.58%	1.64%	1.45%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$821,617	$612,716	$803,629	$903,662	$1,130,803
Portfolio turnover rateG	7%	11%	8%H	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$46.24	$52.11	$49.93	$54.29	$48.28
Income from Investment Operations
Net investment income (loss)A	.78	.79	.85	.79	.67
Net realized and unrealized gain (loss)	22.00	(4.39)	4.55	(3.90)	6.19
Total from investment operations	22.78	(3.60)	5.40	(3.11)	6.86
Distributions from net investment income	(.73)	(.87)	(.59)	(.77)	(.66)
Distributions from net realized gain	(.59)	(1.40)	(2.63)	(.49)	(.19)
Total distributions	(1.32)	(2.27)	(3.22)	(1.25)B	(.85)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$67.70	$46.24	$52.11	$49.93	$54.29
Total ReturnD	50.02%	(7.35)%	11.74%	(5.86)%	14.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	.74%	.81%	.84%	.86%	1.00%
Expenses net of fee waivers, if any	.74%	.81%	.84%	.85%	.99%
Expenses net of all reductions	.74%	.81%	.83%	.85%	.99%
Net investment income (loss)	1.29%	1.65%	1.68%	1.49%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$13,724	$8,392	$14,507	$26,923	$30,581
Portfolio turnover rateG	7%	11%	8%H	29%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$46.11	$52.07	$49.94	$53.92
Income from Investment Operations
Net investment income (loss)B	.82	.84	.92	.06
Net realized and unrealized gain (loss)	21.91	(4.37)	4.53	(4.04)
Total from investment operations	22.73	(3.53)	5.45	(3.98)
Distributions from net investment income	(.87)	(1.03)	(.69)	–
Distributions from net realized gain	(.59)	(1.40)	(2.63)	–
Total distributions	(1.46)	(2.43)	(3.32)	–
Net asset value, end of period	$67.38	$46.11	$52.07	$49.94
Total ReturnC,D	50.13%	(7.24)%	11.87%	(7.38)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%	.72%	.72%	.80%G
Expenses net of fee waivers, if any	.66%	.72%	.72%	.80%G
Expenses net of all reductions	.66%	.72%	.71%	.79%G
Net investment income (loss)	1.38%	1.74%	1.80%	1.48%G
Supplemental Data
Net assets, end of period (000 omitted)	$22,010	$15,221	$20,496	$128
Portfolio turnover rateH	7%	11%	8%I	29%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Canada, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$458,817,301
Gross unrealized depreciation	(15,252,885)
Net unrealized appreciation (depreciation)	$443,564,416
Tax Cost	$532,304,089

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,158,639
Undistributed long-term capital gain	$30,889,619
Net unrealized appreciation (depreciation) on securities and other investments	$443,557,071

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$13,764,443	$ 15,760,276
Long-term Capital Gains	5,676,654	22,932,453
Total	$19,441,097	$ 38,692,729

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Canada Fund	59,480,219	141,766,005

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$75,486	$802
Class M	.25%	.25%	36,472	155
Class C	.75%	.25%	25,939	1,765
			$137,897	$2,722

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,529
Class M	678
Class C(a)	99
$4,306

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$75,108.25
Class M	20,232.28
Class C	7,102.28
Canada	1,371,622.18
Class I	13,788.13
Class Z	8,313.04
	$1,496,165

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Canada Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Canada Fund	$26

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Canada Fund	146,463	16,710,023	4,106,467

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Canada Fund	$1,461

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Canada Fund	$6,033	$–	$–

8. Expense Reductions.

During the period, the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,474.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Canada Fund
Distributions to shareholders
Class A	$618,232	$1,268,788
Class M	133,891	336,513
Class C	49,983	180,277
Canada	17,909,638	35,323,208
Class I	258,425	642,320
Class Z	470,928	941,623
Total	$19,441,097	$38,692,729

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Canada Fund
Class A
Shares sold	57,546	46,439	$3,411,614	$2,172,552
Reinvestment of distributions	11,025	22,901	589,714	1,177,102
Shares redeemed	(84,917)	(149,855)	(5,008,946)	(7,199,345)
Net increase (decrease)	(16,346)	(80,515)	$(1,007,618)	$(3,849,691)
Class M
Shares sold	5,995	8,286	$361,311	$397,961
Reinvestment of distributions	2,501	6,547	133,344	335,323
Shares redeemed	(20,590)	(51,867)	(1,194,828)	(2,210,068)
Net increase (decrease)	(12,094)	(37,034)	$(700,173)	$(1,476,784)
Class C
Shares sold	3,093	3,703	$176,271	$167,936
Reinvestment of distributions	943	3,299	49,676	166,843
Shares redeemed	(48,530)	(59,945)	(2,827,895)	(2,760,164)
Net increase (decrease)	(44,494)	(52,943)	$(2,601,948)	$(2,425,385)
Canada
Shares sold	688,197	395,512	$42,135,723	$18,632,031
Reinvestment of distributions	312,199	643,578	16,749,465	33,163,571
Shares redeemed	(2,096,008)	(3,185,779)	(123,048,904)	(150,419,840)
Net increase (decrease)	(1,095,612)	(2,146,689)	$(64,163,716)	$(98,624,238)
Class I
Shares sold	125,979	161,893	$7,822,995	$7,404,128
Reinvestment of distributions	4,470	11,916	239,960	613,432
Shares redeemed	(109,208)	(270,737)	(6,469,644)	(12,875,085)
Net increase (decrease)	21,241	(96,928)	$1,593,311	$(4,857,525)
Class Z
Shares sold	48,490	39,258	$2,951,806	$1,907,626
Reinvestment of distributions	8,746	18,328	466,957	939,856
Shares redeemed	(60,703)	(121,084)	(3,573,222)	(5,692,032)
Net increase (decrease)	(3,467)	(63,498)	$(154,459)	$(2,844,550)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® China Region Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(2.31)%	14.77%	10.87%
Class M (incl. 3.50% sales charge)	(0.26)%	14.95%	10.78%
Class C (incl. contingent deferred sales charge)	1.90%	15.29%	10.87%
Fidelity® China Region Fund	3.97%	16.50%	11.88%
Class I	3.96%	16.49%	11.89%
Class Z	4.09%	16.59%	11.94%

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® China Region Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

Period Ending Values
$30,730	Fidelity® China Region Fund
$23,568	MSCI Golden Dragon Index

Fidelity® China Region Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Co-Managers Ivan Xie and Peifang Sun:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 3% to 4%, roughly in line with the 3.80% advance of the benchmark, the MSCI Golden Dragon Index. Solid security selection and an underweighting in China notably contributed to the fund's relative result, as did non-benchmark allocations to South Korea, the U.S. and Europe ex U.K. By sector, security selection and an overweighting in information technology jointly made the largest contribution versus the benchmark, by far. Stock selection in consumer discretionary and an underweighting in communication services also bolstered the fund's relative result. Our non-benchmark stake in eMemory Technology, a provider of semiconductor memory technologies, rose 317% and added more value than any other fund position. We added meaningfully to our eMemory Technology stake over the 12 months. It also helped to own a non-benchmark position in China-based technology hardware & equipment firm Canaan (+327%), which we sold from the fund by period end. In contrast, stock picks and an underweighting in Hong Kong hurt the fund's relative result, as did an underweighting in Taiwan. Among sectors, financials stood out as a detractor, weighed down by stock picks and an underweighting. Stock selection in industrials and an overweighting in consumer discretionary also hampered the fund's relative performance. The fund's largest individual relative detractor was an outsized stake in Alibaba Group Holding, which returned -46% the past year. This company was among the fund’s largest holdings. Also holding back performance was our outsized stake in video-based social media platform Joyy, which returned -49%. Joyy was not held at period end. Notable changes in fund positioning the past 12 months included reduced exposure to communication services and a higher allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® China Region Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Cayman Islands	34.3%
Taiwan	23.7%
China	21.9%
Hong Kong	9.9%
Netherlands	4.9%
France	1.5%
United States of America*	1.0%
Korea (South)	1.0%
Bermuda	0.9%
Other	0.9%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	100.0

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	15.6
Alibaba Group Holding Ltd. sponsored ADR (Internet & Direct Marketing Retail)	8.7
Tencent Holdings Ltd. (Interactive Media & Services)	5.7
Prosus NV (Internet & Direct Marketing Retail)	4.9
AIA Group Ltd. (Insurance)	4.6
Meituan Class B (Internet & Direct Marketing Retail)	3.9
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2.5
Pinduoduo, Inc. ADR (Internet & Direct Marketing Retail)	2.1
Bilibili, Inc. ADR (Entertainment)	2.0
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	2.0
52.0

Top Market Sectors as of October 31, 2021

% of fund's net assets
Consumer Discretionary	29.2
Information Technology	26.1
Financials	12.4
Communication Services	8.3
Industrials	6.4
Health Care	5.8
Materials	3.6
Real Estate	3.4
Consumer Staples	3.2
Energy	0.9

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese markets. As of October 31, 2021, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® China Region Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
COMMUNICATION SERVICES - 8.3%
Entertainment - 2.6%
Bilibili, Inc. ADR (a)(b)	496,700	$36,408,110
NetEase, Inc.	546,100	10,593,079
		47,001,189
Interactive Media & Services - 5.7%
Tencent Holdings Ltd.	1,719,700	104,608,995

TOTAL COMMUNICATION SERVICES		151,610,184

CONSUMER DISCRETIONARY - 29.2%
Auto Components - 0.3%
Beijing Sinohytec Co. Ltd. (A Shares) (b)	130,983	5,050,588
Automobiles - 4.0%
Great Wall Motor Co. Ltd. (H Shares)	3,256,500	14,690,977
Guangzhou Automobile Group Co. Ltd. (H Shares)	9,646,000	9,124,678
Li Auto, Inc. ADR (b)	527,700	17,218,851
XPeng, Inc. ADR (b)	658,300	30,696,529
		71,731,035
Hotels, Restaurants & Leisure - 1.6%
Sands China Ltd. (b)	2,905,600	6,622,372
SJM Holdings Ltd. (a)(b)	12,978,000	9,691,174
Summit Ascent Holdings Ltd. (b)	58,410,000	3,716,079
Trip.com Group Ltd. ADR (b)	330,400	9,436,224
		29,465,849
Internet & Direct Marketing Retail - 20.3%
Alibaba Group Holding Ltd. sponsored ADR (b)	958,700	158,127,978
JD.com, Inc. sponsored ADR (b)	60,900	4,767,252
Meituan Class B (b)(c)	2,088,988	71,085,423
momo.com, Inc.	97,400	6,261,304
Pinduoduo, Inc. ADR (b)	438,105	38,956,297
Prosus NV	1,028,719	89,919,806
		369,118,060
Leisure Products - 0.3%
Bafang Electric Suzhou Co. Ltd. (A Shares)	150,700	5,621,475
Specialty Retail - 0.5%
China International Travel Service Corp. Ltd. (A Shares)	140,300	5,879,864
Dufry AG (b)	70,723	3,744,521
		9,624,385
Textiles, Apparel & Luxury Goods - 2.2%
Anta Sports Products Ltd.	486,000	7,595,604
Li Ning Co. Ltd.	515,500	5,731,091
LVMH Moet Hennessy Louis Vuitton SE	33,900	26,581,724
		39,908,419

TOTAL CONSUMER DISCRETIONARY		530,519,811

CONSUMER STAPLES - 3.2%
Beverages - 1.2%
Kweichow Moutai Co. Ltd. (A Shares)	75,345	21,478,515
Food Products - 1.5%
Angel Yeast Co. Ltd. (A Shares)	1,395,020	12,114,891
Uni-President Enterprises Corp.	6,355,000	15,199,964
		27,314,855
Household Products - 0.2%
C&S Paper Co. Ltd. (A Shares)	1,569,402	4,174,782
Personal Products - 0.3%
Proya Cosmetics Co. Ltd. (A Shares)	190,900	5,990,071

TOTAL CONSUMER STAPLES		58,958,223

ENERGY - 0.9%
Energy Equipment & Services - 0.9%
China Oilfield Services Ltd. (H Shares)	17,780,000	17,116,149
FINANCIALS - 12.4%
Banks - 5.2%
China Construction Bank Corp. (H Shares)	42,791,610	29,123,147
China Merchants Bank Co. Ltd. (H Shares)	445,500	3,753,297
E.SUN Financial Holdings Co. Ltd.	9,709,225	9,257,674
Hang Seng Bank Ltd.	866,200	16,476,782
Industrial & Commercial Bank of China Ltd. (H Shares)	63,863,000	35,007,287
		93,618,187
Capital Markets - 1.3%
Hong Kong Exchanges and Clearing Ltd.	398,000	24,083,079
Diversified Financial Services - 0.5%
Far East Horizon Ltd.	10,248,500	9,786,820
Insurance - 5.4%
AIA Group Ltd.	7,477,000	83,794,822
China Pacific Insurance (Group) Co. Ltd. (H Shares)	5,800	17,891
Ping An Insurance Group Co. of China Ltd. (H Shares)	2,024,000	14,497,372
		98,310,085

TOTAL FINANCIALS		225,798,171

HEALTH CARE - 5.6%
Biotechnology - 2.3%
Akeso, Inc. (b)(c)	1,320,000	7,396,954
Brii Biosciences Ltd.	1,188,500	3,727,190
Innovent Biologics, Inc. (b)(c)	1,021,000	9,159,540
Jacobio Pharmaceuticals Group Co. Ltd. (a)(c)	2,130,600	4,846,940
Zai Lab Ltd. (b)	66,600	6,909,153
Zai Lab Ltd. ADR (b)	90,600	9,458,640
		41,498,417
Health Care Equipment & Supplies - 0.8%
MicroTech Medical (Hangzhou) Co. Ltd. (H Shares) (b)(c)	1,091,500	4,278,742
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	167,315	9,823,284
		14,102,026
Health Care Technology - 0.1%
Medlive Technology Co. Ltd. (c)	250,000	1,299,724
Medlive Technology Co. Ltd.	170,500	842,091
		2,141,815
Life Sciences Tools & Services - 1.6%
Pharmaron Beijing Co. Ltd. (H Shares) (c)	265,800	5,790,515
Wuxi Biologics (Cayman), Inc. (b)(c)	1,500,500	22,728,022
		28,518,537
Pharmaceuticals - 0.8%
Antengene Corp. (c)	4,084,922	5,418,212
Hansoh Pharmaceutical Group Co. Ltd. (c)	4,450,000	9,940,364
		15,358,576

TOTAL HEALTH CARE		101,619,371

INDUSTRIALS - 6.4%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Class A (b)(d)(e)	1,000	419,990
Air Freight & Logistics - 0.6%
Milkyway Chemical Supply Chain Service Co. Ltd. (A Shares)	657,129	11,251,440
Electrical Equipment - 1.0%
Sungrow Power Supply Co. Ltd. (A Shares)	491,634	12,594,488
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	1,029,700	4,936,419
		17,530,907
Machinery - 3.7%
HIWIN Technologies Corp.	956,402	10,613,332
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,686,313	17,171,791
Weichai Power Co. Ltd. (H Shares)	7,964,000	14,309,713
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	6,637,984	24,579,945
		66,674,781
Professional Services - 0.4%
Guangzhou GRG Metrology & Test Co., Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 1/11/23 (b)(c)	1,926,391	7,734,730
Transportation Infrastructure - 0.7%
Hainan Meilan International Airport Co. Ltd. (b)	3,159,000	12,809,774

TOTAL INDUSTRIALS		116,421,622

INFORMATION TECHNOLOGY - 25.3%
Communications Equipment - 0.4%
ZTE Corp. (H Shares)	2,468,600	7,424,361
Electronic Equipment & Components - 1.1%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,313,000	12,730,867
Unimicron Technology Corp.	1,014,000	6,919,016
		19,649,883
IT Services - 0.8%
TravelSky Technology Ltd. (H Shares)	7,260,000	13,585,965
Semiconductors & Semiconductor Equipment - 22.5%
Advanced Wireless Semiconductor Co.	1,713,000	9,812,300
Alchip Technologies Ltd.	188,000	6,954,211
ASM Pacific Technology Ltd.	873,400	9,435,032
eMemory Technology, Inc.	369,481	30,519,170
Hua Hong Semiconductor Ltd. (b)(c)	1,728,000	8,706,073
MediaTek, Inc.	1,408,000	46,166,421
Parade Technologies Ltd.	232,000	14,872,329
Taiwan Semiconductor Manufacturing Co. Ltd.	13,386,000	283,682,704
		410,148,240
Technology Hardware, Storage & Peripherals - 0.5%
Samsung Electronics Co. Ltd.	150,970	8,992,719

TOTAL INFORMATION TECHNOLOGY		459,801,168

MATERIALS - 3.6%
Chemicals - 0.4%
Weihai Guangwei Composites Co. Ltd. (A Shares)	675,258	7,156,581
Construction Materials - 0.3%
West China Cement Ltd.	35,348,000	6,178,688
Containers & Packaging - 1.1%
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	3,860,071	19,734,976
Metals & Mining - 1.8%
Ganfeng Lithium Co. Ltd. (H Shares) (c)	293,600	5,505,590
Zijin Mining Group Co. Ltd. (H Shares)	19,118,000	26,635,707
		32,141,297

TOTAL MATERIALS		65,211,542

REAL ESTATE - 3.4%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Link (REIT)	1,293,463	11,470,850
Real Estate Management & Development - 2.7%
China Overseas Land and Investment Ltd.	2,431,000	5,361,604
China Resources Mixc Lifestyle Services Ltd. (c)	1,142,000	6,010,526
Jinke Smart Services Group Co. Ltd.	2,085,300	11,283,482
KE Holdings, Inc. ADR (b)	584,400	10,647,768
Longfor Properties Co. Ltd. (c)	1,855,500	9,014,575
Sunac China Holdings Ltd.	3,391,000	7,304,564
		49,622,519

TOTAL REAL ESTATE		61,093,369

UTILITIES - 0.7%
Gas Utilities - 0.7%
China Gas Holdings Ltd.	5,200,932	13,008,179
TOTAL COMMON STOCKS
(Cost $1,357,225,944)		1,801,157,789

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.5%
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
dMed Biopharmaceutical Co. Ltd. Series C (d)(e)	275,211	3,806,168
INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.3%
ByteDance Ltd. Series E1 (d)(e)	38,752	4,817,649

TOTAL CONVERTIBLE PREFERRED STOCKS		8,623,817

Nonconvertible Preferred Stocks - 0.5%
INFORMATION TECHNOLOGY - 0.5%
Technology Hardware, Storage & Peripherals - 0.5%
Samsung Electronics Co. Ltd.	169,130	9,243,711
TOTAL PREFERRED STOCKS
(Cost $13,702,334)		17,867,528

Money Market Funds - 2.1%
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)
(Cost $38,808,345)	38,804,465	38,808,345
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $1,409,736,623)		1,857,833,662
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(37,378,549)
NET ASSETS - 100%		$1,820,455,113

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $178,915,930 or 9.8% of net assets.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,043,807 or 0.5% of net assets.

 (f) Investment made with cash collateral received from securities on loan.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ByteDance Ltd. Series E1	11/18/20	$4,246,219
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$3,908,863
Space Exploration Technologies Corp. Class A	2/16/21	$419,990

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$31,713,446	$726,171,355	$757,884,881	$30,188	$80	$--	$--	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	14,463,334	591,857,137	567,512,126	329,579	--	--	38,808,345	0.1%
Total	$46,176,780	$1,318,028,492	$1,325,397,007	$359,767	$80	$--	$38,808,345

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$151,610,184	$36,408,110	$115,202,074	$--
Consumer Discretionary	530,519,811	422,485,771	108,034,040	--
Consumer Staples	58,958,223	58,958,223	--	--
Energy	17,116,149	17,116,149	--	--
Financials	225,798,171	63,375,543	162,422,628	--
Health Care	105,425,539	71,140,105	30,479,266	3,806,168
Industrials	116,421,622	108,266,902	7,734,730	419,990
Information Technology	473,862,528	167,125,745	301,919,134	4,817,649
Materials	65,211,542	65,211,542	--	--
Real Estate	61,093,369	61,093,369	--	--
Utilities	13,008,179	13,008,179	--	--
Money Market Funds	38,808,345	38,808,345	--	--
Total Investments in Securities:	$1,857,833,662	$1,122,997,983	$725,791,872	$9,043,807

See accompanying notes which are an integral part of the financial statements.

Fidelity® China Region Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $34,950,259) — See accompanying schedule: Unaffiliated issuers (cost $1,370,928,278)	$1,819,025,317
Fidelity Central Funds (cost $38,808,345)	38,808,345
Total Investment in Securities (cost $1,409,736,623)		$1,857,833,662
Foreign currency held at value (cost $1,895,827)		1,895,827
Receivable for investments sold		3,350,179
Receivable for fund shares sold		1,003,395
Dividends receivable		613,616
Distributions receivable from Fidelity Central Funds		5,959
Prepaid expenses		3,102
Other receivables		111,680
Total assets		1,864,817,420
Liabilities
Payable to custodian bank	$967,440
Payable for fund shares redeemed	2,902,119
Accrued management fee	1,025,356
Distribution and service plan fees payable	25,645
Other affiliated payables	311,062
Other payables and accrued expenses	323,797
Collateral on securities loaned	38,806,888
Total liabilities		44,362,307
Net Assets		$1,820,455,113
Net Assets consist of:
Paid in capital		$1,215,265,351
Total accumulated earnings (loss)		605,189,762
Net Assets		$1,820,455,113
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($45,300,704 ÷ 900,287 shares)(a)		$50.32
Maximum offering price per share (100/94.25 of $50.32)		$53.39
Class M:
Net Asset Value and redemption price per share ($12,623,217 ÷ 252,363 shares)(a)		$50.02
Maximum offering price per share (100/96.50 of $50.02)		$51.83
Class C:
Net Asset Value and offering price per share ($13,168,435 ÷ 272,437 shares)(a)		$48.34
China Region:
Net Asset Value, offering price and redemption price per share ($1,609,325,947 ÷ 31,538,436 shares)		$51.03
Class I:
Net Asset Value, offering price and redemption price per share ($68,463,500 ÷ 1,352,241 shares)		$50.63
Class Z:
Net Asset Value, offering price and redemption price per share ($71,573,310 ÷ 1,415,423 shares)		$50.57

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$32,087,613
Income from Fidelity Central Funds (including $329,579 from security lending)		359,767
Income before foreign taxes withheld		32,447,380
Less foreign taxes withheld		(3,475,338)
Total income		28,972,042
Expenses
Management fee	$14,884,729
Transfer agent fees	3,331,420
Distribution and service plan fees	355,417
Accounting fees	965,427
Custodian fees and expenses	553,641
Independent trustees' fees and expenses	8,549
Registration fees	183,901
Audit	85,572
Legal	3,850
Interest	221
Miscellaneous	9,031
Total expenses before reductions	20,381,758
Expense reductions	(32,917)
Total expenses after reductions		20,348,841
Net investment income (loss)		8,623,201
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	216,275,760
Fidelity Central Funds	80
Foreign currency transactions	(462,235)
Total net realized gain (loss)		215,813,605
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(207,131,664)
Assets and liabilities in foreign currencies	(6,843)
Total change in net unrealized appreciation (depreciation)		(207,138,507)
Net gain (loss)		8,675,098
Net increase (decrease) in net assets resulting from operations		$17,298,299

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,623,201	$6,638,765
Net realized gain (loss)	215,813,605	91,760,775
Change in net unrealized appreciation (depreciation)	(207,138,507)	397,428,988
Net increase (decrease) in net assets resulting from operations	17,298,299	495,828,528
Distributions to shareholders	(94,181,422)	(8,548,175)
Share transactions - net increase (decrease)	197,486,715	(4,177,297)
Total increase (decrease) in net assets	120,603,592	483,103,056
Net Assets
Beginning of period	1,699,851,521	1,216,748,465
End of period	$1,820,455,113	$1,699,851,521

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity China Region Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$50.90	$35.86	$28.73	$34.22	$25.46
Income from Investment Operations
Net investment income (loss)A	.06	.08	.15	.15	.08
Net realized and unrealized gain (loss)	1.95	15.11	7.10	(5.56)	8.90
Total from investment operations	2.01	15.19	7.25	(5.41)	8.98
Distributions from net investment income	(.44)	(.15)	(.12)	(.08)	(.18)
Distributions from net realized gain	(2.16)	–	–	–	(.05)
Total distributions	(2.59)B	(.15)	(.12)	(.08)	(.23)
Redemption fees added to paid in capitalA	–	–	–	–C	.01
Net asset value, end of period	$50.32	$50.90	$35.86	$28.73	$34.22
Total ReturnD,E	3.65%	42.52%	25.30%	(15.86)%	35.67%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.21%	1.24%	1.27%	1.27%	1.30%
Expenses net of fee waivers, if any	1.21%	1.24%	1.26%	1.27%	1.30%
Expenses net of all reductions	1.21%	1.22%	1.26%	1.24%	1.29%
Net investment income (loss)	.11%	.18%	.44%	.43%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$45,301	$39,303	$29,963	$23,424	$35,539
Portfolio turnover rateH	60%	60%	80%	60%	68%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$50.64	$35.66	$28.55	$34.05	$25.34
Income from Investment Operations
Net investment income (loss)A	(.10)	(.05)	.04	.03	(.02)
Net realized and unrealized gain (loss)	1.96	15.04	7.07	(5.53)	8.88
Total from investment operations	1.86	14.99	7.11	(5.50)	8.86
Distributions from net investment income	(.32)	(.01)	–	–	(.11)
Distributions from net realized gain	(2.16)	–	–	–	(.05)
Total distributions	(2.48)	(.01)	–	–	(.16)
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$50.02	$50.64	$35.66	$28.55	$34.05
Total ReturnC,D	3.36%	42.04%	24.90%	(16.15)%	35.25%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.50%	1.56%	1.59%	1.62%	1.65%
Expenses net of fee waivers, if any	1.50%	1.56%	1.59%	1.62%	1.65%
Expenses net of all reductions	1.50%	1.53%	1.58%	1.58%	1.64%
Net investment income (loss)	(.18)%	(.13)%	.12%	.08%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$12,623	$12,028	$9,251	$8,132	$9,763
Portfolio turnover rateG	60%	60%	80%	60%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$49.10	$34.71	$27.90	$33.41	$24.82
Income from Investment Operations
Net investment income (loss)A	(.35)	(.22)	(.09)	(.11)	(.13)
Net realized and unrealized gain (loss)	1.92	14.61	6.90	(5.40)	8.73
Total from investment operations	1.57	14.39	6.81	(5.51)	8.60
Distributions from net investment income	(.17)	–	–	–	–
Distributions from net realized gain	(2.16)	–	–	–	(.02)
Total distributions	(2.33)	–	–	–	(.02)
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$48.34	$49.10	$34.71	$27.90	$33.41
Total ReturnC,D	2.89%	41.46%	24.41%	(16.49)%	34.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.96%	1.98%	2.00%	2.01%	2.05%
Expenses net of fee waivers, if any	1.96%	1.98%	2.00%	2.01%	2.05%
Expenses net of all reductions	1.96%	1.96%	1.99%	1.98%	2.03%
Net investment income (loss)	(.65)%	(.55)%	(.29)%	(.31)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$13,168	$11,308	$9,437	$10,138	$12,952
Portfolio turnover rateG	60%	60%	80%	60%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$51.53	$36.30	$29.11	$34.64	$25.78
Income from Investment Operations
Net investment income (loss)A	.23	.21	.25	.26	.17
Net realized and unrealized gain (loss)	1.97	15.28	7.19	(5.65)	9.00
Total from investment operations	2.20	15.49	7.44	(5.39)	9.17
Distributions from net investment income	(.54)	(.26)	(.25)	(.14)	(.27)
Distributions from net realized gain	(2.16)	–	–	–	(.05)
Total distributions	(2.70)	(.26)	(.25)	(.14)	(.32)
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$51.03	$51.53	$36.30	$29.11	$34.64
Total ReturnC	3.97%	42.95%	25.72%	(15.62)%	36.10%
Ratios to Average Net AssetsD,E
Expenses before reductions	.91%	.93%	.95%	.96%	1.00%
Expenses net of fee waivers, if any	.91%	.93%	.95%	.96%	1.00%
Expenses net of all reductions	.91%	.91%	.95%	.93%	.99%
Net investment income (loss)	.41%	.49%	.76%	.74%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$1,609,326	$1,518,404	$1,093,827	$969,679	$1,294,775
Portfolio turnover rateF	60%	60%	80%	60%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$51.16	$36.05	$28.90	$34.41	$25.62
Income from Investment Operations
Net investment income (loss)A	.22	.20	.25	.26	.16
Net realized and unrealized gain (loss)	1.96	15.17	7.13	(5.61)	8.95
Total from investment operations	2.18	15.37	7.38	(5.35)	9.11
Distributions from net investment income	(.55)	(.26)	(.23)	(.16)	(.28)
Distributions from net realized gain	(2.16)	–	–	–	(.05)
Total distributions	(2.71)	(.26)	(.23)	(.16)	(.33)
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$50.63	$51.16	$36.05	$28.90	$34.41
Total ReturnC	3.96%	42.91%	25.71%	(15.63)%	36.11%
Ratios to Average Net AssetsD,E
Expenses before reductions	.93%	.95%	.97%	.98%	1.01%
Expenses net of fee waivers, if any	.93%	.95%	.96%	.98%	1.01%
Expenses net of all reductions	.93%	.93%	.96%	.95%	.99%
Net investment income (loss)	.39%	.48%	.74%	.72%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$68,464	$47,688	$27,410	$20,854	$27,880
Portfolio turnover rateF	60%	60%	80%	60%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$51.07	$36.00	$28.91	$32.63
Income from Investment Operations
Net investment income (loss)B	.29	.26	.30	.01
Net realized and unrealized gain (loss)	1.95	15.14	7.11	(3.73)
Total from investment operations	2.24	15.40	7.41	(3.72)
Distributions from net investment income	(.59)	(.33)	(.32)	–
Distributions from net realized gain	(2.16)	–	–	–
Total distributions	(2.74)C	(.33)	(.32)	–
Net asset value, end of period	$50.57	$51.07	$36.00	$28.91
Total ReturnD,E	4.09%	43.13%	25.86%	(11.40)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.80%	.81%	.82%	.91%H
Expenses net of fee waivers, if any	.80%	.81%	.82%	.90%H
Expenses net of all reductions	.80%	.79%	.81%	.87%H
Net investment income (loss)	.52%	.61%	.89%	.57%H
Supplemental Data
Net assets, end of period (000 omitted)	$71,573	$71,121	$46,861	$323
Portfolio turnover rateI	60%	60%	80%	60%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, China Region, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$543,845,358
Gross unrealized depreciation	(101,619,718)
Net unrealized appreciation (depreciation)	$442,225,640
Tax Cost	$1,415,608,022

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,964,159
Undistributed long-term capital gain	$161,002,664
Net unrealized appreciation (depreciation) on securities and other investments	$442,222,940

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$81,944,292	$ 8,548,175
Long-term Capital Gains	12,237,130	–
Total	$94,181,422	$ 8,548,175

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity China Region Fund	1,412,571,667	1,252,891,985

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$130,791	$4,632
Class M	.25%	.25%	75,614	522
Class C	.75%	.25%	149,012	39,246
			$355,417	$44,400

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$36,017
Class M	2,370
Class C(a)	3,109
$41,496

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$106,082.20
Class M	36,800.24
Class C	30,550.21
China Region	2,972,915.15
Class I	145,648.17
Class Z	39,425.04
	$3,331,420

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity China Region Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity China Region Fund	$9,406

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity China Region Fund	Borrower	$5,023,200.32%		$221

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity China Region Fund	74,507,586	27,180,222	5,671,933

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity China Region Fund	29,647

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity China Region Fund	$3,955

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity China Region Fund	$31,509	$190	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $4 .

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $32,913.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity China Region Fund
Distributions to shareholders
Class A	$2,089,736	$125,875
Class M	603,440	2,316
Class C	569,251	–
China Region	83,672,749	7,803,466
Class I	2,974,817	196,223
Class Z	4,271,429	420,295
Total	$94,181,422	$8,548,175

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity China Region Fund
Class A
Shares sold	412,947	252,850	$23,655,622	$10,700,822
Reinvestment of distributions	37,370	3,337	1,998,564	122,352
Shares redeemed	(322,190)	(319,557)	(17,301,503)	(12,564,945)
Net increase (decrease)	128,127	(63,370)	$8,352,683	$(1,741,771)
Class M
Shares sold	85,266	44,515	$5,026,895	$1,766,098
Reinvestment of distributions	11,219	63	597,960	2,314
Shares redeemed	(81,626)	(66,503)	(4,472,103)	(2,606,169)
Net increase (decrease)	14,859	(21,925)	$1,152,752	$(837,757)
Class C
Shares sold	130,300	63,570	$7,093,045	$2,554,562
Reinvestment of distributions	10,599	–	548,200	–
Shares redeemed	(98,762)	(105,168)	(5,268,045)	(4,175,715)
Net increase (decrease)	42,137	(41,598)	$2,373,200	$(1,621,153)
China Region
Shares sold	13,958,356	9,843,654	$817,280,904	$415,483,498
Reinvestment of distributions	1,469,668	199,161	79,494,358	7,372,929
Shares redeemed	(13,356,838)	(10,708,896)	(741,842,711)	(439,021,765)
Net increase (decrease)	2,071,186	(666,081)	$154,932,551	$(16,165,338)
Class I
Shares sold	1,514,190	879,811	$87,084,728	$38,355,592
Reinvestment of distributions	47,711	4,369	2,560,644	160,612
Shares redeemed	(1,141,702)	(712,536)	(61,526,332)	(29,163,388)
Net increase (decrease)	420,199	171,644	$28,119,040	$9,352,816
Class Z
Shares sold	985,463	663,465	$56,944,564	$29,709,073
Reinvestment of distributions	78,962	11,468	4,227,602	420,295
Shares redeemed	(1,041,575)	(583,926)	(58,615,677)	(23,293,462)
Net increase (decrease)	22,850	91,007	$2,556,489	$6,835,906

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Emerging Asia Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Asia Fund	17.02%	20.21%	12.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Asia Fund on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Period Ending Values
$32,661	Fidelity® Emerging Asia Fund
$20,483	MSCI AC (All Country) Asia ex Japan Index

Fidelity® Emerging Asia Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Xiaoting Zhao:  For the fiscal year ending October 31, 2021, the fund gained 17.02%, outperforming the 12.82% advance of the benchmark MSCI AC Asia Ex Japan (Net Mass) Linked Index. Stock picks in emerging markets, especially China, and a non-benchmark allocation to the U.S. contributed to the fund's relative result. Among sectors and industries, security selection in the media & entertainment area of the communication services sector notably added value. An overweighting and stock picking in information technology also helped. Elsewhere, stock selection in health care, especially within the pharmaceuticals, biotechnology & life sciences industry, contributed. Looking at individual stocks, an overweighted position in Bilibili (+67%) added more value than any other fund holding. It also helped to overweight Reliance Industries, which gained about 22%. Elsewhere, an outsized stake in Sungrow Power Supply (+338%) added meaningful value. Conversely, an underweighting in emerging markets – especially Taiwan – detracted from the fund’s return versus the benchmark, along with non-benchmark exposure to Japan. By sector, underweighting banks and materials companies hampered the fund's relative result, as did overweighting retailing stocks in consumer discretionary. Among individual stocks, overweighting internet retailer Alibaba Group Holding (-44%) detracted notably. Owning Base (-62%), a Japan-based company that offers internet-based services for developing and building e-commerce platforms, hurt as well. We increased the fund’s non-benchmark position in Base during the period. Notable changes in fund positioning the past 12 months included increased exposure to health care and a lower allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Asia Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Cayman Islands	35.5%
China	18.6%
India	14.4%
Taiwan	8.6%
Japan	7.2%
Korea (South)	4.2%
United States of America*	3.1%
Netherlands	1.9%
Germany	1.4%
Other	5.1%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	99.8
Short-Term Investments and Net Other Assets (Liabilities)	0.2

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	8.1
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	8.0
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	6.7
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	4.1
Bilibili, Inc. ADR (Cayman Islands, Entertainment)	3.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.0
Pinduoduo, Inc. ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.7
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.5
Sea Ltd. ADR (Cayman Islands, Entertainment)	2.3
Beijing Shiji Information Technology Co. Ltd (A Shares) (China, Application Software)	1.9
42.9

Top Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	26.8
Consumer Discretionary	23.5
Communication Services	15.6
Health Care	12.6
Energy	6.7
Industrials	5.3
Financials	4.9
Consumer Staples	1.9
Real Estate	1.6
Materials	0.9

Fidelity® Emerging Asia Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Bermuda - 0.6%
Alibaba Health Information Technology Ltd. (a)	6,361,377	$8,037,059
Huanxi Media Group Ltd. (a)	26,271,520	4,997,346

TOTAL BERMUDA		13,034,405

Cayman Islands - 35.5%
Akeso, Inc. (a)(b)	1,663,699	9,322,958
Alchip Technologies Ltd.	143,000	5,289,639
Alibaba Group Holding Ltd. (a)	2,903,343	59,700,449
Alibaba Group Holding Ltd. sponsored ADR (a)	611,708	100,895,118
Antengene Corp. (b)	3,938,596	5,224,126
Archosaur Games, Inc. (b)(c)	4,891,736	5,859,646
Bairong, Inc. (a)(b)	2,151,000	3,405,992
BC Technology Group Ltd. (a)	3,557,859	6,255,576
Bilibili, Inc. ADR (a)(c)	976,271	71,560,664
Boqii Holding Ltd. ADR (a)(c)	860,900	1,747,627
Frontage Holdings Corp. (a)(b)	12,925,744	7,558,915
GDS Holdings Ltd. ADR (a)	69,200	4,110,480
Innovent Biologics, Inc. (a)(b)	897,533	8,051,899
iQIYI, Inc. ADR (a)(c)	911,243	7,545,092
Jacobio Pharmaceuticals Group Co. Ltd. (b)	1,355,909	3,084,582
Kangji Medical Holdings Ltd. (c)	1,680,708	1,907,416
KE Holdings, Inc. ADR (a)	1,040,236	18,953,100
Kuaishou Technology Class B (b)	1,467,167	19,516,970
Li Auto, Inc. Class A (a)	679,909	11,465,081
Medlive Technology Co. Ltd. (b)	1,794,246	9,328,096
Medlive Technology Co. Ltd.	193,500	955,687
Meituan Class B (a)(b)	2,386,147	81,197,341
Microport Cardioflow Medtech Corp. (b)	11,794,593	8,231,430
Ming Yuan Cloud Group Holdings Ltd.	3,272,126	10,724,145
New Horizon Health Ltd. (b)(c)	1,872,720	6,811,641
Pinduoduo, Inc. ADR (a)	609,920	54,234,086
Pop Mart International Group Ltd. (b)	1,945,925	11,492,225
RLX Technology, Inc. ADR (c)	804,679	3,910,740
Sea Ltd. ADR (a)	132,716	45,597,236
Shimao Property Holdings Ltd.	5,409,091	8,509,385
Smoore International Holdings Ltd. (b)	1,971,225	9,450,124
Sunac China Holdings Ltd.	2,994,067	6,449,529
Tencent Holdings Ltd.	838,792	51,023,544
Wuxi Biologics (Cayman), Inc. (a)(b)	1,741,390	26,376,775
Yatsen Holding Ltd. ADR (c)	1,751,022	4,902,862
Zai Lab Ltd. (a)	54,405	5,644,031
Zai Lab Ltd. ADR (a)	119,830	12,510,252

TOTAL CAYMAN ISLANDS		708,804,459

China - 18.3%
Anhui Korrun Co. Ltd. (A Shares)	1,624,461	5,637,399
Beijing Enlight Media Co. Ltd. (A Shares)	17,346,035	25,345,805
Beijing Shiji Information Technology Co. Ltd. (A Shares)	10,343,175	38,235,395
Beijing Sinohytec Co. Ltd. (A Shares) (a)	351,243	13,543,616
DBAPPSecurity Ltd. (A Shares)	80,000	3,660,336
Estun Automation Co. Ltd.:
(A Shares)	3,445,500	14,226,824
(A Shares)	2,812,528	11,613,217
Great Wall Motor Co. Ltd. (H Shares)	926,472	4,179,573
Guangzhou GRG Metrology & Test Co. Ltd. (A Shares) (a)	1,297,490	5,209,607
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	627,132	11,208,733
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	616,797	16,407,479
Hundsun Technologies, Inc. (A Shares)	943,136	9,275,661
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	1,478,200	11,362,693
Joinn Laboratories China Co. Ltd. (A Shares)	734,390	18,343,270
LONGi Green Energy Technology Co. Ltd.	1,585,754	24,183,321
MicroTech Medical (Hangzhou) Co. Ltd. (H Shares) (a)(b)	1,449,863	5,683,545
Milkyway Chemical Supply Chain Service Co. Ltd. (A Shares)	423,906	7,258,168
Pharmaron Beijing Co. Ltd. (A Shares)	637,079	19,030,569
Shanghai Milkground Food Tech Co. Ltd. (A Shares) (a)	1,114,900	8,683,193
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,445,232	14,716,853
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	255,089	14,976,610
Shenzhen Transsion Holdings Co. Ltd. (A Shares)	253,200	6,244,869
Sungrow Power Supply Co. Ltd. (A Shares)	927,042	23,748,600
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)(c)	2,205,141	10,217,253
Weihai Guangwei Composites Co. Ltd. (A Shares)	881,660	9,344,089
WuXi AppTec Co. Ltd. (H Shares) (b)	1,111,510	23,757,357
Zhejiang Huace Film & Television Co. Ltd. (A Shares)	12,233,500	10,771,095

TOTAL CHINA		366,865,130

Germany - 1.4%
Delivery Hero AG (a)(b)	143,266	17,811,947
Shop Apotheke Europe NV (a)(b)	70,389	10,659,429

TOTAL GERMANY		28,471,376

Hong Kong - 0.5%
Hong Kong Exchanges and Clearing Ltd.	185,489	11,223,986
India - 14.4%
Amber Enterprises India Ltd. (a)	113,234	4,993,974
Asian Paints Ltd.	167,315	6,920,062
Aster DM Healthcare Ltd. (a)(b)	901,033	2,257,541
Computer Age Management Services Private Ltd.	574,307	23,078,782
Devyani International Ltd.	2,431,493	3,980,311
Dixon Technologies India Ltd.	207,414	13,818,053
HDFC Asset Management Co. Ltd. (b)	422,095	14,907,209
HDFC Bank Ltd.	1,081,728	22,892,609
HDFC Bank Ltd. sponsored ADR	54,737	3,936,138
Hindustan Aeronautics Ltd.	482,743	8,415,076
Indian Energy Exchange Ltd. (b)	1,054,365	9,963,401
Kotak Mahindra Bank Ltd. (a)	315,363	8,545,788
Page Industries Ltd.	16,327	8,198,036
Reliance Industries Ltd.	86,056	2,184,207
Reliance Industries Ltd.	3,896,923	131,860,062
Tata Motors Ltd. (a)	976,904	6,278,255
Vijaya Diagnostic Centre Pvt Ltd.	248,973	1,875,062
Voltas Ltd.	798,344	12,829,635
Zomato Ltd. (a)	272,749	478,689

TOTAL INDIA		287,412,890

Indonesia - 0.3%
PT Bank Central Asia Tbk	10,598,226	5,591,794
Japan - 7.2%
BASE, Inc. (a)(c)	1,521,333	12,431,707
Demae-Can Co. Ltd. (a)(c)	911,628	10,845,102
Freee KK (a)	255,410	18,332,278
Hennge K.K. (a)(c)	389,019	19,238,522
Lifenet Insurance Co. (a)	496,964	4,950,564
Money Forward, Inc. (a)	399,093	27,119,518
SHIFT, Inc. (a)	48,615	11,211,553
Uzabase, Inc. (a)	487,309	8,732,138
Z Holdings Corp.	5,175,800	32,131,475

TOTAL JAPAN		144,992,857

Korea (South) - 3.5%
ILJIN Hysolus Co. Ltd. (a)	4,000	244,125
Kakao Corp.	87,843	9,402,104
Kakao Pay Corp. (a)(d)	7,900	605,328
Samsung Electronics Co. Ltd.	989,575	58,945,288

TOTAL KOREA (SOUTH)		69,196,845

Mauritius - 1.2%
MakeMyTrip Ltd. (a)	773,739	24,504,314
Netherlands - 1.9%
ASML Holding NV (Netherlands)	15,262	12,406,484
NXP Semiconductors NV	50,637	10,170,948
Yandex NV Series A (a)	174,983	14,495,592

TOTAL NETHERLANDS		37,073,024

Poland - 0.6%
CD Projekt RED SA (c)	272,148	11,860,964
Switzerland - 0.6%
Dufry AG (a)	220,671	11,683,711
Taiwan - 8.6%
eMemory Technology, Inc.	120,000	9,912,013
Taiwan Semiconductor Manufacturing Co. Ltd.	6,328,892	134,124,994
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	247,375	28,126,538

TOTAL TAIWAN		172,163,545

United Kingdom - 1.1%
Espressif Systems (Shanghai) Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 9/6/22 (a)(b)	325,200	8,310,541
Yunnan Botanee Bio-Technology Group Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 3/23/23 (a)(b)	205,603	7,285,614
ZWSOFT Co. Ltd. (Guangzhou) (UBS AG London Branch Bank Warrant Programme) Class A warrants 10/12/23 (a)	133,100	6,172,374

TOTAL UNITED KINGDOM		21,768,529

United States of America - 2.9%
AiHuiShou International Co. Ltd. ADR	203,339	1,602,311
Array Technologies, Inc.	341,642	7,294,057
Li Auto, Inc. ADR (a)	226,897	7,403,649
New Frontier Health Corp. (a)(c)	413,407	4,650,829
NVIDIA Corp.	66,236	16,934,558
ON Semiconductor Corp. (a)	371,539	17,859,880
Smart Share Global Ltd. ADR (a)(c)	726,500	2,063,260
Space Exploration Technologies Corp. Class A (a)(e)(f)	1,100	461,989

TOTAL UNITED STATES OF AMERICA		58,270,533

Vietnam - 0.2%
Vietnam Dairy Products Corp.	1,043,400	4,159,567
TOTAL COMMON STOCKS
(Cost $1,612,350,902)		1,977,077,929

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.3%
China - 0.3%
ByteDance Ltd. Series E1 (e)(f)	23,366	2,904,861
dMed Biopharmaceutical Co. Ltd. Series C (e)(f)	128,423	1,776,090
		4,680,951
Nonconvertible Preferred Stocks - 0.7%
Korea (South) - 0.7%
Samsung Electronics Co. Ltd.	261,544	14,294,549
TOTAL PREFERRED STOCKS
(Cost $13,388,172)		18,975,500

Money Market Funds - 6.2%
Fidelity Cash Central Fund 0.06% (g)	169	169
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	124,517,607	124,530,059
TOTAL MONEY MARKET FUNDS
(Cost $124,530,228)		124,530,228
TOTAL INVESTMENT IN SECURITIES - 106.0%
(Cost $1,750,269,302)		2,120,583,657
NET OTHER ASSETS (LIABILITIES) - (6.0)%		(120,463,296)
NET ASSETS - 100%		$2,000,120,361

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $325,766,557 or 16.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Level 3 security

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,142,940 or 0.3% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ByteDance Ltd. Series E1	11/18/20	$2,560,310
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$1,824,011
Space Exploration Technologies Corp. Class A	2/16/21	$461,989

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$29,694,723	$1,068,042,809	$1,097,743,908	$25,159	$6,545	$--	$169	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	53,158,830	1,203,356,598	1,131,985,369	1,493,687	--	--	124,530,059	0.3%
Total	$82,853,553	$2,271,399,407	$2,229,729,277	$1,518,846	$6,545	$--	$124,530,228

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$310,107,533	$217,550,410	$92,557,123	$--
Consumer Discretionary	468,657,681	298,708,698	169,948,983	--
Consumer Staples	38,392,100	31,106,486	7,285,614	--
Energy	134,044,269	134,044,269	--	--
Financials	100,405,195	63,829,884	36,575,311	--
Health Care	254,591,898	219,839,315	32,976,493	1,776,090
Industrials	105,774,026	105,312,037	--	461,989
Information Technology	533,904,562	207,806,565	323,193,136	2,904,861
Materials	16,264,151	16,264,151	--	--
Real Estate	33,912,014	33,912,014	--	--
Money Market Funds	124,530,228	124,530,228	--	--
Total Investments in Securities:	$2,120,583,657	$1,452,904,057	$662,536,660	$5,142,940

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Asia Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $116,738,083) — See accompanying schedule: Unaffiliated issuers (cost $1,625,739,074)	$1,996,053,429
Fidelity Central Funds (cost $124,530,228)	124,530,228
Total Investment in Securities (cost $1,750,269,302)		$2,120,583,657
Foreign currency held at value (cost $1,126,765)		1,125,634
Receivable for investments sold		51,274,088
Receivable for fund shares sold		563,298
Dividends receivable		436,325
Distributions receivable from Fidelity Central Funds		66,499
Prepaid expenses		3,479
Other receivables		1,578,195
Total assets		2,175,631,175
Liabilities
Payable for investments purchased on a delayed delivery basis	$611,381
Payable for fund shares redeemed	3,421,512
Accrued management fee	1,428,072
Notes payable to affiliates	31,251,000
Deferred foreign taxes	12,501,426
Other affiliated payables	352,144
Other payables and accrued expenses	1,413,991
Collateral on securities loaned	124,531,288
Total liabilities		175,510,814
Net Assets		$2,000,120,361
Net Assets consist of:
Paid in capital		$1,430,125,045
Total accumulated earnings (loss)		569,995,316
Net Assets		$2,000,120,361
Net Asset Value, offering price and redemption price per share ($2,000,120,361 ÷ 30,934,106 shares)		$64.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$12,765,621
Special dividends		2,299,884
Income from Fidelity Central Funds (including $1,493,687 from security lending)		1,518,846
Income before foreign taxes withheld		16,584,351
Less foreign taxes withheld		(2,516,364)
Total income		14,067,987
Expenses
Management fee
Basic fee	$16,565,788
Performance adjustment	2,710,671
Transfer agent fees	3,720,621
Accounting fees	1,068,699
Custodian fees and expenses	741,441
Independent trustees' fees and expenses	9,221
Registration fees	168,717
Audit	89,619
Legal	3,041
Interest	8,365
Miscellaneous	9,087
Total expenses before reductions	25,095,270
Expense reductions	(36,657)
Total expenses after reductions		25,058,613
Net investment income (loss)		(10,990,626)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9,584,736)	293,265,355
Fidelity Central Funds	6,545
Foreign currency transactions	(665,814)
Total net realized gain (loss)		292,606,086
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $8,121,984)	(83,431,390)
Assets and liabilities in foreign currencies	(25,818)
Total change in net unrealized appreciation (depreciation)		(83,457,208)
Net gain (loss)		209,148,878
Net increase (decrease) in net assets resulting from operations		$198,158,252

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(10,990,626)	$(2,757,370)
Net realized gain (loss)	292,606,086	292,368,377
Change in net unrealized appreciation (depreciation)	(83,457,208)	190,645,318
Net increase (decrease) in net assets resulting from operations	198,158,252	480,256,325
Distributions to shareholders	(263,140,424)	(61,694,228)
Share transactions
Proceeds from sales of shares	1,491,669,517	382,512,284
Reinvestment of distributions	244,049,572	56,885,103
Cost of shares redeemed	(1,249,398,074)	(272,798,218)
Net increase (decrease) in net assets resulting from share transactions	486,321,015	166,599,169
Total increase (decrease) in net assets	421,338,843	585,161,266
Net Assets
Beginning of period	1,578,781,518	993,620,252
End of period	$2,000,120,361	$1,578,781,518
Other Information
Shares
Sold	20,776,389	6,985,258
Issued in reinvestment of distributions	3,825,228	1,329,091
Redeemed	(18,489,539)	(5,557,270)
Net increase (decrease)	6,112,078	2,757,079

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Asia Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$63.60	$45.03	$36.69	$43.94	$33.37
Income from Investment Operations
Net investment income (loss)A	(.31)B	(.12)	.34	.41	.40
Net realized and unrealized gain (loss)	11.00	21.49	9.27	(7.27)	10.56
Total from investment operations	10.69	21.37	9.61	(6.86)	10.96
Distributions from net investment income	–	(.29)C	(.39)	(.37)	(.34)
Distributions from net realized gain	(9.63)	(2.51)C	(.88)	(.02)	(.05)
Total distributions	(9.63)	(2.80)	(1.27)	(.39)	(.39)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$64.66	$63.60	$45.03	$36.69	$43.94
Total ReturnE	17.02%	50.46%	26.95%	(15.75)%	33.28%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.02%	1.13%	1.11%	1.02%	1.10%
Expenses net of fee waivers, if any	1.02%	1.13%	1.11%	1.02%	1.10%
Expenses net of all reductions	1.02%	1.10%	1.11%	1.00%	1.08%
Net investment income (loss)	(.45)%B	(.24)%	.82%	.93%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$2,000,120	$1,578,782	$993,620	$913,940	$1,286,331
Portfolio turnover rateH	85%	114%	61%I	36%	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.54) %.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$620,187,366
Gross unrealized depreciation	(255,719,647)
Net unrealized appreciation (depreciation)	$364,467,719
Tax Cost	$1,756,115,938

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,654,396
Undistributed long-term capital gain	$215,613,895
Net unrealized appreciation (depreciation) on securities and other investments	$364,228,453

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$124,687,153	$ 7,703,502
Long-term Capital Gains	138,453,271	53,990,726
Total	$263,140,424	$ 61,694,228

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Asia Fund	2,196,216,915	1,989,482,578

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Asia ex Japan Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Emerging Asia Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Asia Fund	$15,935

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Asia Fund	Borrower	$12,764,162.31%		$7,490

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Asia Fund	119,849,107	32,355,769	3,666,003

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Emerging Asia Fund	2,452

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Emerging Asia Fund	$4,349

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Asia Fund	$109,798	$21,725	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Asia Fund	$4,668,583.56%		$875

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $36,657.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	12.75%	14.24%	8.24%
Class M (incl. 3.50% sales charge)	15.29%	14.75%	8.49%
Class C (incl. contingent deferred sales charge)	18.20%	15.51%	8.85%
Fidelity® Emerging Markets Fund	19.83%	15.64%	8.91%
Class K	19.94%	15.79%	9.09%
Class I	19.80%	15.63%	8.90%
Class Z	19.90%	15.65%	8.91%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity® Emerging Markets Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to May 11, 2021, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity® Emerging Markets Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to May 11, 2021, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity® Emerging Markets Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to May 11, 2021, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on May 11, 2021. Returns prior to May 11, 2021 are those of Fidelity® Emerging Markets Fund, the original class of the fund.

 The initial offering of Class Z shares took place on May 11, 2021. Returns prior to May 11, 2021 are those of Fidelity® Emerging Markets Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$23,469	Fidelity® Emerging Markets Fund
$16,162	MSCI Emerging Markets Index

Fidelity® Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager John Dance:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 19% to 20%, outperforming the 16.98% result of the benchmark MSCI Emerging Markets (Net MA) Index. From a regional standpoint, out-of-benchmark exposure to stocks in Europe ex U.K., the U.S. and Asia Pacific ex Japan notably contributed to the portfolio's relative result. Stock picks in Taiwan also helped. By sector, security selection in information technology stood out for its contribution. Strong investment choices in communication services – the media & entertainment industry especially – also lifted the fund's relative result. Further aiding performance were stock picks in financials. eMemory Technology, the portfolio’s top individual contributor, gained 317% the past 12 months and was among the biggest holdings at period end. Adding further value was Nvidia, which rose approximately 104% during the period and also was among the fund's largest positions. Another key contributor this past year was ASML Holding (+124%). All of these contributors were non-benchmark stakes within the portfolio. In contrast, stock picks in Latin America, largely driven by Brazil, as well as an underweighting in the Middle East, hindered the fund's relative result. By sector, the largest detractor from performance versus the benchmark was security selection in energy. An underweighting and picks among materials stocks, in addition to smaller-than-benchmark exposure to financials, also hurt relative performance. An overweight stake in Alibaba Group Holding, the fund's biggest individual relative detractor and one of our largest holdings, returned -45% the past 12 months. Also hindering performance was our larger-than-benchmark position in Tencent Holdings, which returned -19% and was one of the portfolio's biggest holdings. Further weighing on performance was our overweighting in New Oriental Education & Technology Group, which returned about -46% and was no longer held at period end. Notable geographical changes in positioning include higher allocations to both Taiwan and India. By sector, meaningful shifts in exposure include a smaller allocation to consumer staples and consumer discretionary stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Cayman Islands	22.4%
India	14.2%
Taiwan	12.4%
United States of America*	8.2%
China	7.7%
Korea (South)	6.3%
Netherlands	3.8%
Russia	2.9%
Hong Kong	2.8%
Other	19.3%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	99.5
Short-Term Investments and Net Other Assets (Liabilities)	0.5

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	8.5
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	6.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.0
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	3.9
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	3.3
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	3.0
NVIDIA Corp. (United States of America, Semiconductors & Semiconductor Equipment)	2.5
eMemory Technology, Inc. (Taiwan, Semiconductors & Semiconductor Equipment)	2.2
Al Rajhi Bank (Saudi Arabia, Banks)	2.0
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	2.0
38.0

Top Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	26.6
Financials	16.4
Communication Services	14.9
Consumer Discretionary	13.5
Health Care	7.6
Industrials	6.2
Energy	6.0
Consumer Staples	4.3
Materials	1.9
Utilities	1.1

Fidelity® Emerging Markets Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Australia - 0.8%
Lynas Rare Earths Ltd. (a)	11,851,610	$65,349,689
Brazil - 2.2%
Atacadao SA	17,996,300	53,059,717
Boa Vista Servicos SA	16,305,938	26,378,187
Hapvida Participacoes e Investimentos SA (b)	22,150,200	45,290,993
Localiza Rent A Car SA	8,029,745	64,450,804

TOTAL BRAZIL		189,179,701

Canada - 0.6%
First Quantum Minerals Ltd.	2,262,500	53,564,358
Cayman Islands - 22.4%
Alibaba Group Holding Ltd. (a)	15,994,532	328,890,090
Chailease Holding Co. Ltd.	12,238,250	116,910,558
Hansoh Pharmaceutical Group Co. Ltd. (b)	20,308,000	45,363,799
Medlive Technology Co. Ltd.	626,000	3,091,783
Meituan Class B (a)(b)	7,608,400	258,903,515
NetEase, Inc. ADR	1,060,400	103,484,436
Pinduoduo, Inc. ADR (a)	1,303,000	115,862,760
Sea Ltd. ADR (a)	392,800	134,954,296
Shenzhou International Group Holdings Ltd.	2,971,900	64,027,215
Silergy Corp.	427,000	70,233,794
Tencent Holdings Ltd.	9,259,900	563,277,798
XP, Inc. Class A (a)	1,416,500	46,475,365
Zai Lab Ltd. ADR (a)	594,700	62,086,680

TOTAL CAYMAN ISLANDS		1,913,562,089

China - 7.6%
Angel Yeast Co. Ltd. (A Shares)	9,536,883	82,821,965
Guangzhou GRG Metrology & Test Co. Ltd. (A Shares) (a)	8,539,692	34,288,082
Kweichow Moutai Co. Ltd. (A Shares)	557,233	158,849,789
Midea Group Co. Ltd. (A Shares)	5,339,948	57,327,904
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	6,044,599	40,368,098
Shanghai Baosight Software Co. Ltd. (A Shares)	4,002,560	43,738,704
Shenzhen H&T Intelligent Control Co. Ltd. (A Shares)	10,418,449	37,765,505
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	1,446,256	84,911,590
Sinopharm Group Co. Ltd. (H Shares)	21,017,200	50,135,497
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	16,938,282	62,721,157

TOTAL CHINA		652,928,291

France - 2.7%
Hermes International SCA	36,019	57,064,830
LVMH Moet Hennessy Louis Vuitton SE	111,799	87,664,018
Sartorius Stedim Biotech	155,300	85,490,662

TOTAL FRANCE		230,219,510

Hong Kong - 2.8%
AIA Group Ltd.	5,968,200	66,885,684
Hong Kong Exchanges and Clearing Ltd.	1,148,074	69,470,245
Hysan Development Co. Ltd.	10,390,000	36,122,293
Techtronic Industries Co. Ltd.	3,409,500	70,157,567

TOTAL HONG KONG		242,635,789

Hungary - 0.7%
Richter Gedeon PLC	2,158,900	60,478,829
India - 14.2%
Adani Ports & Special Economic Zone Ltd.	6,530,700	60,379,896
Burger King India Ltd.	13,898,436	28,304,933
FSN E-Commerce Ventures Private Ltd. (a)(c)	1,693,920	21,610,446
HDFC Bank Ltd.	5,425,294	114,815,492
Housing Development Finance Corp. Ltd.	4,386,246	166,467,267
Kotak Mahindra Bank Ltd. (a)	4,768,948	129,230,188
Larsen & Toubro Ltd.	4,348,200	102,484,791
Petronet LNG Ltd.	32,522,700	99,600,904
Power Grid Corp. of India Ltd.	37,193,200	91,823,116
Reliance Industries Ltd.	6,875,818	232,656,839
Reliance Industries Ltd. sponsored GDR (b)	665,900	45,281,200
Tata Consultancy Services Ltd.	2,378,500	107,818,670
Zomato Ltd. (c)	7,510,700	11,204,425

TOTAL INDIA		1,211,678,167

Indonesia - 1.8%
PT Bank Central Asia Tbk	291,783,870	153,949,845
Japan - 1.5%
Hoya Corp.	568,800	83,732,227
Tokyo Electron Ltd.	92,600	43,154,664

TOTAL JAPAN		126,886,891

Kazakhstan - 0.4%
Kaspi.KZ JSC unit	221,500	32,117,500
Kenya - 1.5%
Safaricom Ltd.	340,321,000	130,869,172
Korea (South) - 6.3%
Kakao Corp.	678,000	72,568,405
NAVER Corp.	352,050	121,774,351
Samsung Electronics Co. Ltd.	5,744,997	342,208,019

TOTAL KOREA (SOUTH)		536,550,775

Luxembourg - 0.7%
Globant SA (a)	183,700	58,635,203
Mexico - 0.9%
Banco del Bajio SA (b)	23,515,520	44,145,854
Grupo Aeroportuario Norte S.A.B. de CV (a)	5,637,411	34,016,688

TOTAL MEXICO		78,162,542

Multi-National - 0.7%
HKT Trust/HKT Ltd. unit	42,316,000	57,432,936
Netherlands - 3.8%
ASML Holding NV (Netherlands)	153,500	124,780,191
Ferrari NV	294,900	69,941,433
Prosus NV	521,179	45,915,224
Prosus NV rights (a)(d)	521,179	84,348
Yandex NV Series A (a)	967,887	80,179,759

TOTAL NETHERLANDS		320,900,955

Philippines - 0.6%
Ayala Land, Inc.	76,575,700	53,213,365
Russia - 2.9%
Lukoil PJSC sponsored ADR	802,595	81,864,690
Sberbank of Russia	32,984,860	165,940,025

TOTAL RUSSIA		247,804,715

Saudi Arabia - 2.6%
Al Rajhi Bank	4,561,500	168,552,587
Saudi Arabian Oil Co.	5,369,200	54,036,978

TOTAL SAUDI ARABIA		222,589,565

South Africa - 0.9%
Clicks Group Ltd.	4,148,583	75,730,991
Sweden - 0.7%
VEF AB (a)(e)	81,129,072	58,759,062
Taiwan - 12.4%
E.SUN Financial Holdings Co. Ltd.	70,536,912	67,256,420
eMemory Technology, Inc.	2,289,000	189,071,647
Taiwan Semiconductor Manufacturing Co. Ltd.	34,150,000	723,723,628
Voltronic Power Technology Corp.	1,331,868	77,726,181

TOTAL TAIWAN		1,057,777,876

United States of America - 7.7%
Adobe, Inc. (a)	134,678	87,589,184
Dlocal Ltd. (f)	884,372	42,900,886
Lam Research Corp.	132,508	74,677,534
Maravai LifeSciences Holdings, Inc.	1,553,400	65,693,286
NVIDIA Corp.	851,908	217,807,318
TaskUs, Inc.	722,816	41,851,046
Thermo Fisher Scientific, Inc.	104,338	66,053,258
UiPath, Inc. Class A (a)	1,155,400	58,058,850

TOTAL UNITED STATES OF AMERICA		654,631,362

TOTAL COMMON STOCKS
(Cost $5,649,002,589)		8,485,609,178

Convertible Preferred Stocks - 0.1%
China - 0.1%
ByteDance Ltd. Series E1 (c)(g)
(Cost $9,341,528)	85,253	10,598,653

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.06% (h)	104,816,957	104,837,920
Fidelity Securities Lending Cash Central Fund 0.06% (h)(i)	38,980,502	38,984,400
TOTAL MONEY MARKET FUNDS
(Cost $143,822,320)		143,822,320
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $5,802,166,437)		8,640,030,151
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(100,757,899)
NET ASSETS - 100%		$8,539,272,252

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $438,985,361 or 5.1% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $43,413,524 or 0.5% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated company

 (f) Security or a portion of the security is on loan at period end.

 (g) Level 3 security

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ByteDance Ltd. Series E1	11/18/20	$9,341,528
FSN E-Commerce Ventures Private Ltd.	10/7/20 - 10/26/20	$4,649,356
Zomato Ltd.	12/9/20 - 2/10/21	$5,294,724

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$225,898,034	$2,245,859,747	$2,366,916,088	$111,801	$(3,773)	$--	$104,837,920	0.2%
Fidelity Securities Lending Cash Central Fund 0.06%	9,441,175	507,843,574	478,300,349	243,844	--	--	38,984,400	0.1%
Total	$235,339,209	$2,753,703,321	$2,845,216,437	$355,645	$(3,773)	$--	$143,822,320

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
VEF AB	$--	$19,335,570	$--	$--	$--	$25,847,572	$58,759,062
VEF Ltd. (depository receipt)	10,054,202	3,245,299	--	--	--	276,419	--
Total	$10,054,202	$22,580,869	$--	$--	$--	$26,123,991	$58,759,062

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,264,541,153	$506,920,599	$757,620,554	$--
Consumer Discretionary	1,146,801,141	374,417,084	772,384,057	--
Consumer Staples	370,462,462	370,462,462	--	--
Energy	513,440,611	513,440,611	--	--
Financials	1,400,976,092	1,053,334,891	347,641,201	--
Health Care	652,328,604	565,504,594	86,824,010	--
Industrials	532,603,353	532,603,353	--	--
Information Technology	2,274,613,496	1,030,148,341	1,233,866,502	10,598,653
Materials	159,282,145	159,282,145	--	--
Real Estate	89,335,658	89,335,658	--	--
Utilities	91,823,116	91,823,116	--	--
Money Market Funds	143,822,320	143,822,320	--	--
Total Investments in Securities:	$8,640,030,151	$5,431,095,174	$3,198,336,324	$10,598,653

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $37,081,044) — See accompanying schedule: Unaffiliated issuers (cost $5,625,432,627)	$8,437,448,769
Fidelity Central Funds (cost $143,822,320)	143,822,320
Other affiliated issuers (cost $32,911,490)	58,759,062
Total Investment in Securities (cost $5,802,166,437)		$8,640,030,151
Cash		5,230,255
Foreign currency held at value (cost $14,392,845)		14,360,842
Receivable for investments sold		1,584,951
Receivable for fund shares sold		5,503,082
Dividends receivable		4,146,873
Distributions receivable from Fidelity Central Funds		21,756
Prepaid expenses		11,275
Other receivables		1,910,713
Total assets		8,672,799,898
Liabilities
Payable for investments purchased
Regular delivery	$40,568,370
Delayed delivery	84,348
Payable for fund shares redeemed	3,776,618
Accrued management fee	4,749,144
Distribution and service plan fees payable	3,594
Deferred foreign taxes	43,577,069
Other affiliated payables	916,504
Other payables and accrued expenses	867,999
Collateral on securities loaned	38,984,000
Total liabilities		133,527,646
Net Assets		$8,539,272,252
Net Assets consist of:
Paid in capital		$5,351,127,741
Total accumulated earnings (loss)		3,188,144,511
Net Assets		$8,539,272,252
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,248,449 ÷ 131,597 shares)(a)		$47.48
Maximum offering price per share (100/94.25 of $47.48)		$50.38
Class M:
Net Asset Value and redemption price per share ($2,234,006 ÷ 47,110 shares)(a)		$47.42
Maximum offering price per share (100/96.50 of $47.42)		$49.14
Class C:
Net Asset Value and offering price per share ($1,586,590 ÷ 33,535 shares)(a)		$47.31
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($5,016,159,212 ÷ 105,470,568 shares)		$47.56
Class K:
Net Asset Value, offering price and redemption price per share ($1,689,453,853 ÷ 35,475,976 shares)		$47.62
Class I:
Net Asset Value, offering price and redemption price per share ($25,823,957 ÷ 543,072 shares)		$47.55
Class Z:
Net Asset Value, offering price and redemption price per share ($1,797,766,185 ÷ 37,778,373 shares)		$47.59

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$100,686,134
Income from Fidelity Central Funds (including $243,844 from security lending)		355,645
Income before foreign taxes withheld		101,041,779
Less foreign taxes withheld		(13,687,617)
Total income		87,354,162
Expenses
Management fee	$53,263,720
Transfer agent fees	9,990,164
Distribution and service plan fees	19,615
Accounting fees	1,683,661
Custodian fees and expenses	1,895,766
Independent trustees' fees and expenses	29,355
Registration fees	344,807
Audit	136,677
Legal	29,856
Miscellaneous	26,978
Total expenses before reductions	67,420,599
Expense reductions	(129,165)
Total expenses after reductions		67,291,434
Net investment income (loss)		20,062,728
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	433,267,000
Fidelity Central Funds	(3,773)
Foreign currency transactions	(1,357,796)
Futures contracts	(292,895)
Total net realized gain (loss)		431,612,536
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $37,505,191)	685,129,647
Affiliated issuers	26,123,991
Assets and liabilities in foreign currencies	(110,007)
Total change in net unrealized appreciation (depreciation)		711,143,631
Net gain (loss)		1,142,756,167
Net increase (decrease) in net assets resulting from operations		$1,162,818,895

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,062,728	$20,943,612
Net realized gain (loss)	431,612,536	149,980,434
Change in net unrealized appreciation (depreciation)	711,143,631	815,006,813
Net increase (decrease) in net assets resulting from operations	1,162,818,895	985,930,859
Distributions to shareholders	(94,102,390)	(76,670,557)
Share transactions - net increase (decrease)	1,716,927,864	720,715,607
Total increase (decrease) in net assets	2,785,644,369	1,629,975,909
Net Assets
Beginning of period	5,753,627,883	4,123,651,974
End of period	$8,539,272,252	$5,753,627,883

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Fund Class A

Year ended October 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$46.83
Income from Investment Operations
Net investment income (loss)B	(.04)
Net realized and unrealized gain (loss)	.69
Total from investment operations	.65
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$47.48
Total ReturnC,D,E	1.39%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.25%H
Expenses net of fee waivers, if any	1.25%H
Expenses net of all reductions	1.25%H
Net investment income (loss)	(.17)%H
Supplemental Data
Net assets, end of period (000 omitted)	$6,248
Portfolio turnover rateI	38%H,J

 A For the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund Class M

Year ended October 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$46.83
Income from Investment Operations
Net investment income (loss)B	(.09)
Net realized and unrealized gain (loss)	.68
Total from investment operations	.59
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$47.42
Total ReturnC,D,E	1.26%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%H
Expenses net of fee waivers, if any	1.51%H
Expenses net of all reductions	1.51%H
Net investment income (loss)	(.39)%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,234
Portfolio turnover rateI	38%H,J

 A For the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund Class C

Year ended October 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$46.83
Income from Investment Operations
Net investment income (loss)B	(.19)
Net realized and unrealized gain (loss)	.67
Total from investment operations	.48
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$47.31
Total ReturnC,D,E	1.02%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.01%H
Expenses net of fee waivers, if any	2.01%H
Expenses net of all reductions	2.01%H
Net investment income (loss)	(.86)%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,587
Portfolio turnover rateI	38%H,J

 A For the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$40.26	$33.03	$26.66	$31.37	$24.25
Income from Investment Operations
Net investment income (loss)A	.12	.15	.61B	.24	.22
Net realized and unrealized gain (loss)	7.81	7.68	5.98	(4.76)	7.05
Total from investment operations	7.93	7.83	6.59	(4.52)	7.27
Distributions from net investment income	(.09)	(.60)	(.22)	(.16)	(.15)
Distributions from net realized gain	(.54)	–	–C	(.03)	–
Total distributions	(.63)	(.60)	(.22)	(.19)	(.15)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$47.56	$40.26	$33.03	$26.66	$31.37
Total ReturnD	19.83%	24.09%	24.91%	(14.51)%	30.21%
Ratios to Average Net AssetsE,F
Expenses before reductions	.88%	.92%	.94%	.96%	.97%
Expenses net of fee waivers, if any	.88%	.92%	.94%	.96%	.97%
Expenses net of all reductions	.88%	.91%	.92%	.92%	.96%
Net investment income (loss)	.26%	.43%	2.02%B	.75%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$5,016,159	$4,526,531	$3,104,887	$3,493,583	$3,933,401
Portfolio turnover rateG	38%H	34%	85%I	86%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.34 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been .88%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H The portfolio turnover rate does not include the assets acquired in the merger.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund Class K

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$40.30	$33.07	$26.70	$31.41	$24.28
Income from Investment Operations
Net investment income (loss)A	.16	.19	.65B	.28	.26
Net realized and unrealized gain (loss)	7.83	7.69	5.99	(4.76)	7.06
Total from investment operations	7.99	7.88	6.64	(4.48)	7.32
Distributions from net investment income	(.12)	(.65)	(.26)	(.20)	(.19)
Distributions from net realized gain	(.54)	–	–C	(.03)	–
Total distributions	(.67)D	(.65)	(.27)D	(.23)	(.19)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$47.62	$40.30	$33.07	$26.70	$31.41
Total ReturnE	19.94%	24.24%	25.08%	(14.39)%	30.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.80%	.80%	.82%	.83%
Expenses net of fee waivers, if any	.77%	.80%	.80%	.82%	.82%
Expenses net of all reductions	.77%	.79%	.79%	.78%	.81%
Net investment income (loss)	.34%	.55%	2.15%B	.89%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$1,689,454	$1,227,097	$1,018,765	$870,859	$924,783
Portfolio turnover rateH	38%I	34%	85%J	86%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.34 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 1.02%.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I The portfolio turnover rate does not include the assets acquired in the merger.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund Class I

Year ended October 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$46.83
Income from Investment Operations
Net investment income (loss)B	.04
Net realized and unrealized gain (loss)	.68
Total from investment operations	.72
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$47.55
Total ReturnC,D	1.54%
Ratios to Average Net AssetsE,F
Expenses before reductions	.94%G
Expenses net of fee waivers, if any	.93%G
Expenses net of all reductions	.93%G
Net investment income (loss)	.17%G
Supplemental Data
Net assets, end of period (000 omitted)	$25,824
Portfolio turnover rateH	38%G,I

 A For the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund Class Z

Year ended October 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$46.83
Income from Investment Operations
Net investment income (loss)B	(.03)
Net realized and unrealized gain (loss)	.79
Total from investment operations	.76
Distributions from net investment income	–
Distributions from net realized gain	–
Total distributions	–
Net asset value, end of period	$47.59
Total ReturnC,D	1.62%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%G
Expenses net of fee waivers, if any	.78%G
Expenses net of all reductions	.78%G
Net investment income (loss)	(.13)%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,797,766
Portfolio turnover rateH	38%G,I

 A For the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I The portfolio turnover rate does not include the assets acquire in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class M, Class C, Class I and Class Z shares on May 11, 2021. The Fund offers Class A, Class M, Class C, Emerging Markets, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,037,581,773
Gross unrealized depreciation	(282,471,991)
Net unrealized appreciation (depreciation)	$2,755,109,782
Tax Cost	$5,884,920,369

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$85,843,727
Undistributed long-term capital gain	$391,630,805
Net unrealized appreciation (depreciation) on securities and other investments	$2,754,247,048

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$14,214,447	$ 76,670,557
Long-term Capital Gains	79,887,943	–
Total	$94,102,390	$ 76,670,557

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, securities acquired in the merger, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Fund	4,562,898,247	2,885,298,655

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$6,606	$142
Class M	.25%	.25%	5,400	295
Class C	.75%	.25%	7,609	950
			$19,615	$1,387

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,406
Class M	291
Class C(a)	–
$1,697

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$6,889.26
Class M	3,016.28
Class C	2,081.27
Emerging Markets	9,116,970.16
Class K	678,734.04
Class I	13,583.20
Class Z	168,891.04
	$9,990,164

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Emerging Markets Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Fund	$10,573

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Markets Fund	84,498,680	6,320,489	1,223,905

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Emerging Markets Fund	$13,695

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Fund	$21,868	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $421.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $128,744.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021(a)	Year ended October 31, 2020
Fidelity Emerging Markets Fund
Distributions to shareholders
Class A	$–	$–
Class M	–	–
Class C	–	–
Emerging Markets	73,337,964	57,031,002
Class K	20,764,426	19,639,555
Class I	–	–
Class Z	–	–
Total	$94,102,390	$76,670,557

 (a) Distributions for Class A, Class M, Class C, Class I and Class Z are for the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021 (a)	Year ended October 31, 2020	Year ended October 31, 2021(a)	Year ended October 31, 2020
Fidelity Emerging Markets Fund
Class A
Shares sold	33,473	–	$1,591,260	$–
Issued in exchange for the shares of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	108,045	–	4,995,991	–
Shares redeemed	(9,921)	–	(469,831)	–
Net increase (decrease)	131,597	–	$6,117,420	$–
Class M
Shares sold	5,398	–	$256,234	$–
Issued in exchange for the shares of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	47,393	–	2,190,992	–
Shares redeemed	(5,681)	–	(268,777)	–
Net increase (decrease)	47,110	–	$2,178,449	$–
Class C
Shares sold	5,656	–	$268,640	$–
Issued in exchange for the shares of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	37,074	–	1,713,931	–
Shares redeemed	(9,195)	–	(437,335)	–
Net increase (decrease)	33,535	–	$1,545,236	$–
Emerging Markets
Shares sold	51,262,366	43,168,611	$2,407,337,547	$1,531,210,661
Issued in exchange for the shares of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	1,053,093	–	48,684,329	–
Reinvestment of distributions	1,357,618	1,515,070	60,020,270	50,270,030
Shares redeemed	(60,624,133)	(26,256,594)	(2,847,240,636)	(856,791,443)
Net increase (decrease)	(6,951,056)	18,427,087	$(331,198,490)	$724,689,248
Class K
Shares sold	13,228,413	10,051,612	$621,422,438	$349,351,112
Reinvestment of distributions	469,461	591,909	20,764,260	19,639,530
Shares redeemed	(8,670,886)	(11,002,042)	(406,215,879)	(372,964,283)
Net increase (decrease)	5,026,988	(358,521)	$235,970,819	$(3,973,641)
Class I
Shares sold	187,665	–	$8,912,073	$–
Issued in exchange for the shares of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	456,278	–	21,098,248	–
Shares redeemed	(100,871)	–	(4,648,575)	–
Net increase (decrease)	543,072	–	$25,361,746	$–
Class Z
Shares sold	37,800,433	–	$1,778,004,149	$–
Shares redeemed	(22,060)	–	(1,051,465)	–
Net increase (decrease)	37,778,373	–	$1,776,952,684	$–

 (a) Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Emerging Markets Fund
Fidelity Emerging Markets Fund	12%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Emerging Markets Fund	24%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

14. Merger Information.

On May 14, 2021, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The securities held by the Target Fund were the primary assets acquired by the Fund. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on May 11, 2021. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Target Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Target Fund	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	56,236,270	7,237,677
Class A			4,995,991	108,045	.2212608131
Class M			2,190,992	47,393	.2206510924
Class C			1,713,931	37,074	.2226022064
Emerging Europe, Middle East, Africa (EMEA)			48,684,329	1,053,093	.2212329656
Class I			21,098,248	456,278	.2203676471

Surviving Fund	Net Assets $	Total net assets after the acquisition $
Fidelity Emerging Markets Fund	7,934,554,249	8,013,237,740

Pro forma results of operations of the combined entity for the entire period ended October 31, 2021, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$21,004,334
Total net realized gain (loss)	450,169,192
Total change in net unrealized appreciation (depreciation)	714,676,169
Net increase (decrease) in net assets resulting from operations	$1,185,849,695

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that has been included in the Fidelity Emerging Market Fund's accompanying Statement of Operations since May 14, 2021.

Fidelity® Europe Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	24.03%	9.64%	7.97%
Class M (incl. 3.50% sales charge)	26.61%	9.82%	7.98%
Class C (incl. contingent deferred sales charge)	29.53%	10.07%	7.96%
Fidelity® Europe Fund	31.99%	11.30%	8.88%
Class I	31.99%	11.32%	8.90%
Class Z	32.13%	11.39%	8.93%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on March 18, 2014. Returns prior to March 18, 2014 are those of Fidelity® Europe Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns between March 18, 2014 and October 2, 2018 are those of Class I. Returns prior to March 18, 2014 are those of Fidelity® Europe Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Europe Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Period Ending Values
$23,408	Fidelity® Europe Fund
$20,943	MSCI Europe Index

Fidelity® Europe Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Lead Manager Andrew Sergeant:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 31% to 32%, trailing the 41.29% result of the benchmark MSCI Europe Index (Net MA). From a regional standpoint, stock picks in Europe ex U.K. and a non-benchmark allocation to emerging markets detracted from the fund's relative result. Versus the benchmark, security selection was the primary detractor, especially in the consumer discretionary sector. Security selection and an underweighting in energy and stock picks in financials also hurt. Stillfront Group, the fund's biggest individual detractor, returned -62% this period. Our second-largest detractor was Naspers, which gained 3% the past 12 months. Naspers was not held at period end. Another detractor this period was TGS. The stock gained approximately 1% the past 12 months. We added to our position in the company the past year. All of these detractors were non-benchmark positions. In contrast, an overweighting in the U.K. contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark were stock picks in industrials, primarily driven by the capital goods industry. An underweighting and stock selection in consumer staples and an underweighting in utilities also lifted the fund's relative performance. Our non-benchmark stake in Kongsberg Gruppen, a position we established this period, was the fund's largest individual relative contributor, driven by a rise of about 98%. Also boosting value was our overweighting in ASM International, which gained about 150%. This was a stake we established the past 12 months. Another top relative contributor was an out-of-benchmark stake in Dustin Group (+105%). Notable changes in positioning include increased exposure to France and a lower allocation to Germany. By sector, meaningful changes in positioning include a higher allocation to communication services and financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 8, 2021, Allyson Ke and Faris Rahman assumed co-management responsibilities for the fund, joining Lead Portfolio Manager Andrew Sergeant.

Fidelity® Europe Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
United Kingdom	23.7%
Sweden	15.9%
Switzerland	9.4%
Netherlands	7.9%
France	6.6%
Norway	5.7%
Finland	5.6%
Germany	5.1%
Italy	3.9%
Other*	16.2%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	99.4
Short-Term Investments and Net Other Assets (Liabilities)	0.6

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	4.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.4
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	3.2
Prudential PLC (United Kingdom, Insurance)	3.1
Swedbank AB (A Shares) (Sweden, Banks)	2.7
Swedish Match Co. AB (Sweden, Tobacco)	2.4
Kongsberg Gruppen ASA (Norway, Aerospace & Defense)	2.4
Diageo PLC (United Kingdom, Beverages)	2.4
VNV Global AB (Sweden, Capital Markets)	2.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.3
29.8

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	18.9
Consumer Discretionary	14.8
Industrials	12.6
Health Care	12.4
Consumer Staples	11.3
Communication Services	7.2
Information Technology	6.7
Materials	5.7
Energy	4.4
Real Estate	3.9

Fidelity® Europe Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Belgium - 2.7%
Fagron NV	362,686	$6,280,590
KBC Groep NV	120,300	11,203,221
UCB SA	82,000	9,773,055

TOTAL BELGIUM		27,256,866

Bermuda - 1.8%
AutoStore Holdings Ltd.	255,200	1,005,798
Hiscox Ltd.	833,314	9,499,797
Lancashire Holdings Ltd.	1,115,958	7,727,856

TOTAL BERMUDA		18,233,451

Denmark - 3.5%
GN Store Nord A/S	172,800	10,486,154
ORSTED A/S (a)	108,000	15,239,161
Tryg A/S	382,400	9,065,287

TOTAL DENMARK		34,790,602

Finland - 5.6%
Elisa Corp. (A Shares)	270,000	16,286,422
Nokian Tyres PLC	440,100	16,483,682
Sampo Oyj (A Shares)	230,000	12,230,480
UPM-Kymmene Corp.	295,500	10,425,571

TOTAL FINLAND		55,426,155

France - 6.6%
LVMH Moet Hennessy Louis Vuitton SE	27,400	21,484,934
Sanofi SA	205,300	20,621,190
Total SA	317,807	15,914,175
Worldline SA (a)(b)	140,000	8,153,499

TOTAL FRANCE		66,173,798

Germany - 5.1%
Auto1 Group SE (a)	127,875	5,025,999
Delivery Hero AG (a)(b)	53,800	6,688,836
Deutsche Post AG	223,000	13,796,814
Instone Real Estate Group BV (a)	367,155	9,677,031
Novem Group SA	340,000	6,544,116
Patrizia Immobilien AG	330,000	9,117,372

TOTAL GERMANY		50,850,168

Ireland - 1.3%
Dalata Hotel Group PLC (b)	1,123,271	4,804,455
Irish Residential Properties REIT PLC	4,085,947	7,699,068

TOTAL IRELAND		12,503,523

Israel - 0.9%
NICE Systems Ltd. (b)	30,000	8,439,648
Italy - 3.9%
BFF Bank SpA (a)	2,001,700	17,910,091
MARR SpA	278,382	6,552,043
Prada SpA	2,337,100	14,658,503

TOTAL ITALY		39,120,637

Luxembourg - 2.6%
Stabilus SA	190,900	14,344,226
Subsea 7 SA	1,320,000	11,837,640

TOTAL LUXEMBOURG		26,181,866

Netherlands - 7.9%
ASM International NV (Netherlands)	23,500	10,632,772
ASML Holding NV (Netherlands)	27,900	22,679,917
Corbion NV	7,324	347,975
Heineken NV (Bearer)	119,800	13,269,997
Prosus NV	205,912	18,140,592
Prosus NV rights (b)(c)	205,912	33,325
RHI Magnesita NV	308,942	14,197,710

TOTAL NETHERLANDS		79,302,288

Norway - 5.7%
Kongsberg Gruppen ASA	730,000	23,936,126
Schibsted ASA:
(A Shares)	128,533	6,629,083
(B Shares)	245,500	11,083,666
TGS ASA	1,560,283	14,354,478
Volue A/S	114,300	799,622

TOTAL NORWAY		56,802,975

Spain - 1.6%
Aena SME SA (a)(b)	69,500	11,414,439
Prosegur Cash SA (a)	7,093,640	4,854,547

TOTAL SPAIN		16,268,986

Sweden - 15.8%
Alfa Laval AB	467,000	19,994,865
ASSA ABLOY AB (B Shares)	500,000	14,671,334
Dustin Group AB (a)	1,112,446	13,614,121
Ericsson (B Shares)	815,200	8,898,240
Haypp Group (b)	491,497	3,393,779
HEXPOL AB (B Shares)	1,405,300	16,412,621
Kry International AB (d)	406	167,849
Stillfront Group AB (b)	1,251,100	5,582,458
Swedbank AB (A Shares) (e)	1,267,400	27,484,930
Swedish Match Co. AB	2,752,000	24,219,395
VNV Global AB (b)	1,549,670	22,736,192
VNV Global AB warrants 8/10/23 (b)	338,136	728,402

TOTAL SWEDEN		157,904,186

Switzerland - 9.4%
Dufry AG (b)	72,708	3,849,619
Nestle SA (Reg. S)	349,160	46,056,725
Roche Holding AG (participation certificate)	113,150	43,833,653
SKAN Group AG	6,400	504,814

TOTAL SWITZERLAND		94,244,811

United Kingdom - 23.7%
AstraZeneca PLC (United Kingdom)	259,100	32,413,757
Auto Trader Group PLC (a)	1,411,800	11,704,439
Baltic Classifieds Group PLC	2,506,179	7,442,734
Beazley PLC (b)	2,000,000	10,674,690
Big Yellow Group PLC	598,800	12,120,224
Clarkson PLC	400,900	21,946,068
Close Brothers Group PLC	400,531	7,893,312
Deliveroo PLC Class A (a)(b)(e)	1,747,800	6,465,445
Diageo PLC	477,800	23,771,357
FDM Group Holdings PLC	275,189	4,526,851
Future PLC	85,000	4,104,008
Harbour Energy PLC (b)	332,600	1,599,502
Impax Asset Management Group PLC	500,000	7,499,654
JD Sports Fashion PLC	151,100	2,249,852
Mondi PLC	632,639	15,800,815
Prudential PLC (b)	1,416,774	28,977,250
Prudential PLC (Hong Kong) (b)	101,100	2,053,056
Rightmove PLC	952,200	9,009,864
Sabre Insurance Group PLC (a)	5,214,522	14,044,305
WH Smith PLC (b)	610,700	13,054,782

TOTAL UNITED KINGDOM		237,351,965

United States of America - 1.2%
Autoliv, Inc. (depositary receipt) (e)	126,400	12,216,116
TOTAL COMMON STOCKS
(Cost $835,045,273)		993,068,041

Nonconvertible Preferred Stocks - 0.1%
Sweden - 0.1%
Kry International AB Series E (d)
(Cost $1,072,071)	2,345	1,020,515

Money Market Funds - 4.2%
Fidelity Cash Central Fund 0.06% (f)	8,039,643	8,041,251
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	34,099,922	34,103,332
TOTAL MONEY MARKET FUNDS
(Cost $42,144,583)		42,144,583
TOTAL INVESTMENT IN SECURITIES - 103.6%
(Cost $878,261,927)		1,036,233,139
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(35,945,678)
NET ASSETS - 100%		$1,000,287,461

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $124,791,913 or 12.5% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$16,972,375	$307,762,306	$316,693,530	$6,244	$100	$--	$8,041,251	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	15,847,565	207,966,541	189,710,774	164,625	--	--	34,103,332	0.1%
Total	$32,819,940	$515,728,847	$506,404,304	$170,869	$100	$--	$42,144,583

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$71,842,674	$60,138,235	$11,704,439	$--
Consumer Discretionary	148,708,156	123,340,278	25,367,878	--
Consumer Staples	113,869,517	44,041,435	69,828,082	--
Energy	43,705,795	27,791,620	15,914,175	--
Financials	190,233,337	190,233,337	--	--
Health Care	123,408,399	26,539,799	96,868,600	--
Industrials	125,964,217	99,878,444	26,085,773	--
Information Technology	65,318,913	32,552,392	31,578,157	1,188,364
Materials	57,184,692	57,184,692	--	--
Real Estate	38,613,695	38,613,695	--	--
Utilities	15,239,161	15,239,161	--	--
Money Market Funds	42,144,583	42,144,583	--	--
Total Investments in Securities:	$1,036,233,139	$757,697,671	$277,347,104	$1,188,364

See accompanying notes which are an integral part of the financial statements.

Fidelity® Europe Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $31,285,598) — See accompanying schedule: Unaffiliated issuers (cost $836,117,344)	$994,088,556
Fidelity Central Funds (cost $42,144,583)	42,144,583
Total Investment in Securities (cost $878,261,927)		$1,036,233,139
Foreign currency held at value (cost $39,094)		39,094
Receivable for investments sold		2,530,010
Receivable for fund shares sold		106,346
Dividends receivable		1,314,346
Reclaims receivable		2,839,154
Distributions receivable from Fidelity Central Funds		20,554
Prepaid expenses		1,442
Other receivables		302
Total assets		1,043,084,387
Liabilities
Payable to custodian bank	$506,766
Payable for investments purchased
Regular delivery	6,613,482
Delayed delivery	33,325
Payable for fund shares redeemed	582,578
Accrued management fee	691,454
Distribution and service plan fees payable	13,841
Other affiliated payables	174,185
Other payables and accrued expenses	77,963
Collateral on securities loaned	34,103,332
Total liabilities		42,796,926
Net Assets		$1,000,287,461
Net Assets consist of:
Paid in capital		$724,411,166
Total accumulated earnings (loss)		275,876,295
Net Assets		$1,000,287,461
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($32,148,058 ÷ 696,997 shares)(a)		$46.12
Maximum offering price per share (100/94.25 of $46.12)		$48.93
Class M:
Net Asset Value and redemption price per share ($6,937,432 ÷ 150,228 shares)(a)		$46.18
Maximum offering price per share (100/96.50 of $46.18)		$47.85
Class C:
Net Asset Value and offering price per share ($5,255,107 ÷ 115,168 shares)(a)		$45.63
Europe:
Net Asset Value, offering price and redemption price per share ($913,296,038 ÷ 19,806,088 shares)		$46.11
Class I:
Net Asset Value, offering price and redemption price per share ($14,401,474 ÷ 312,602 shares)		$46.07
Class Z:
Net Asset Value, offering price and redemption price per share ($28,249,352 ÷ 614,090 shares)		$46.00

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$27,061,862
Income from Fidelity Central Funds (including $164,625 from security lending)		170,869
Income before foreign taxes withheld		27,232,731
Less foreign taxes withheld		(3,626,936)
Total income		23,605,795
Expenses
Management fee
Basic fee	$7,000,737
Performance adjustment	1,644,785
Transfer agent fees	1,595,598
Distribution and service plan fees	168,131
Accounting fees	481,404
Custodian fees and expenses	108,514
Independent trustees' fees and expenses	3,998
Registration fees	97,281
Audit	92,992
Legal	3,185
Interest	292
Miscellaneous	4,647
Total expenses before reductions	11,201,564
Expense reductions	(16,749)
Total expenses after reductions		11,184,815
Net investment income (loss)		12,420,980
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	117,498,455
Fidelity Central Funds	100
Foreign currency transactions	111,453
Total net realized gain (loss)		117,610,008
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	130,780,998
Assets and liabilities in foreign currencies	(41,123)
Total change in net unrealized appreciation (depreciation)		130,739,875
Net gain (loss)		248,349,883
Net increase (decrease) in net assets resulting from operations		$260,770,863

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,420,980	$7,157,454
Net realized gain (loss)	117,610,008	(2,829,520)
Change in net unrealized appreciation (depreciation)	130,739,875	27,293,280
Net increase (decrease) in net assets resulting from operations	260,770,863	31,621,214
Distributions to shareholders	(11,168,809)	(66,453,077)
Share transactions - net increase (decrease)	(72,286,730)	(39,838,924)
Total increase (decrease) in net assets	177,315,324	(74,670,787)
Net Assets
Beginning of period	822,972,137	897,642,924
End of period	$1,000,287,461	$822,972,137

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Europe Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$35.37	$36.30	$37.61	$42.47	$34.17
Income from Investment Operations
Net investment income (loss)A	.41	.19	1.41B	.34	.26
Net realized and unrealized gain (loss)	10.72	1.46	.82	(4.21)C	8.39
Total from investment operations	11.13	1.65	2.23	(3.87)	8.65
Distributions from net investment income	(.38)	(1.50)	(.11)	(.33)	(.22)
Distributions from net realized gain	–	(1.08)	(3.43)	(.66)	(.13)
Total distributions	(.38)	(2.58)	(3.54)	(.99)	(.35)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$46.12	$35.37	$36.30	$37.61	$42.47
Total ReturnE,F	31.60%	4.62%	7.21%	(9.31)%C	25.61%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.36%	1.34%	1.09%	1.28%	1.32%
Expenses net of fee waivers, if any	1.36%	1.34%	1.09%	1.28%	1.32%
Expenses net of all reductions	1.36%	1.33%	1.07%	1.28%	1.28%
Net investment income (loss)	.92%	.56%	4.02%B	.82%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$32,148	$23,189	$20,819	$19,531	$20,925
Portfolio turnover rateI	52%	39%	45%	57%	73%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 3.44%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.74)%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$35.42	$36.32	$37.57	$42.47	$34.13
Income from Investment Operations
Net investment income (loss)A	.27	.09	1.30B	.21	.15
Net realized and unrealized gain (loss)	10.75	1.45	.83	(4.23)C	8.41
Total from investment operations	11.02	1.54	2.13	(4.02)	8.56
Distributions from net investment income	(.26)	(1.36)	–	(.23)	(.09)
Distributions from net realized gain	–	(1.08)	(3.38)	(.66)	(.13)
Total distributions	(.26)	(2.44)	(3.38)	(.88)D	(.22)
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$46.18	$35.42	$36.32	$37.57	$42.47
Total ReturnF,G	31.20%	4.30%	6.88%	(9.63)%C	25.25%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.68%	1.65%	1.41%	1.61%	1.63%
Expenses net of fee waivers, if any	1.68%	1.65%	1.40%	1.61%	1.63%
Expenses net of all reductions	1.68%	1.64%	1.38%	1.61%	1.59%
Net investment income (loss)	.59%	.25%	3.70%B	.50%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$6,937	$5,204	$5,782	$7,257	$8,874
Portfolio turnover rateJ	52%	39%	45%	57%	73%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 3.12%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.06)%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$35.01	$35.87	$37.23	$42.15	$33.82
Income from Investment Operations
Net investment income (loss)A	.04	(.09)	1.12B	.02	(.03)
Net realized and unrealized gain (loss)	10.64	1.45	.82	(4.18)C	8.36
Total from investment operations	10.68	1.36	1.94	(4.16)	8.33
Distributions from net investment income	(.06)	(1.14)	–	(.10)	–
Distributions from net realized gain	–	(1.08)	(3.30)	(.66)	–
Total distributions	(.06)	(2.22)	(3.30)	(.76)	–
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$45.63	$35.01	$35.87	$37.23	$42.15
Total ReturnE,F	30.53%	3.81%	6.35%	(10.04)%C	24.63%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.19%	2.15%	1.90%	2.06%	2.11%
Expenses net of fee waivers, if any	2.18%	2.15%	1.90%	2.06%	2.11%
Expenses net of all reductions	2.18%	2.14%	1.87%	2.06%	2.07%
Net investment income (loss)	.09%	(.25)%	3.21%B	.04%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$5,255	$5,242	$6,145	$10,060	$10,721
Portfolio turnover rateI	52%	39%	45%	57%	73%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 2.63%.
 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.47) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$35.35	$36.28	$37.70	$42.53	$34.26
Income from Investment Operations
Net investment income (loss)A	.54	.30	1.52B	.48	.38
Net realized and unrealized gain (loss)	10.71	1.46	.81	(4.24)C	8.40
Total from investment operations	11.25	1.76	2.33	(3.76)	8.78
Distributions from net investment income	(.49)	(1.61)	(.32)	(.41)	(.38)
Distributions from net realized gain	–	(1.08)	(3.43)	(.66)	(.13)
Total distributions	(.49)	(2.69)	(3.75)	(1.07)	(.51)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$46.11	$35.35	$36.28	$37.70	$42.53
Total ReturnE	31.99%	4.95%	7.56%	(9.05)%C	26.05%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.06%	1.03%	.78%	.96%	1.00%
Expenses net of fee waivers, if any	1.06%	1.03%	.77%	.96%	1.00%
Expenses net of all reductions	1.06%	1.02%	.75%	.96%	.96%
Net investment income (loss)	1.21%	.86%	4.33%B	1.14%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$913,296	$755,125	$836,373	$941,670	$1,343,213
Portfolio turnover rateH	52%	39%	45%	57%	73%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 3.75%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.48)%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$35.34	$36.27	$37.69	$42.53	$34.29
Income from Investment Operations
Net investment income (loss)A	.54	.31	1.53B	.48	.39
Net realized and unrealized gain (loss)	10.70	1.46	.80	(4.23)C	8.38
Total from investment operations	11.24	1.77	2.33	(3.75)	8.77
Distributions from net investment income	(.51)	(1.62)	(.32)	(.43)	(.41)
Distributions from net realized gain	–	(1.08)	(3.43)	(.66)	(.13)
Total distributions	(.51)	(2.70)	(3.75)	(1.09)	(.53)D
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$46.07	$35.34	$36.27	$37.69	$42.53
Total ReturnF	31.99%	4.99%	7.58%	(9.02)%C	26.04%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.06%	1.00%	.75%	.95%	.98%
Expenses net of fee waivers, if any	1.06%	1.00%	.74%	.95%	.98%
Expenses net of all reductions	1.06%	.99%	.72%	.95%	.94%
Net investment income (loss)	1.22%	.90%	4.36%B	1.16%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$14,401	$14,733	$6,686	$7,318	$8,469
Portfolio turnover rateI	52%	39%	45%	57%	73%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 3.78%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.45)%.

 D Total distributions per share do not sum due to rounding.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$35.27	$36.21	$37.69	$41.00
Income from Investment Operations
Net investment income (loss)B	.59	.34	1.53C	.06
Net realized and unrealized gain (loss)	10.67	1.47	.82	(3.37)D
Total from investment operations	11.26	1.81	2.35	(3.31)
Distributions from net investment income	(.53)	(1.67)	(.41)	–
Distributions from net realized gain	–	(1.08)	(3.43)	–
Total distributions	(.53)	(2.75)	(3.83)E	–
Net asset value, end of period	$46.00	$35.27	$36.21	$37.69
Total ReturnF,G	32.13%	5.11%	7.71%	(8.07)%D
Ratios to Average Net AssetsH,I
Expenses before reductions	.95%	.91%	.65%	.91%J
Expenses net of fee waivers, if any	.95%	.90%	.64%	.90%J
Expenses net of all reductions	.95%	.90%	.62%	.90%J
Net investment income (loss)	1.33%	.99%	4.46%C	2.04%J
Supplemental Data
Net assets, end of period (000 omitted)	$28,249	$19,479	$21,838	$104
Portfolio turnover rateK	52%	39%	45%	57%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 3.88%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.16 per share. Excluding these litigation proceeds, the total return would have been (8.50) %.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Europe, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$196,362,453
Gross unrealized depreciation	(54,041,124)
Net unrealized appreciation (depreciation)	$142,321,329
Tax Cost	$893,911,810

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$58,745,500
Undistributed long-term capital gain	$74,703,254
Net unrealized appreciation (depreciation) on securities and other investments	$142,427,541

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$11,168,809	$ 43,898,989
Long-term Capital Gains	–	22,554,088
Total	$11,168,809	$ 66,453,077

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Europe Fund	518,975,386	575,820,039

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$74,297	$1,430
Class M	.25%	.25%	33,590	379
Class C	.75%	.25%	60,244	6,908
			$168,131	$8,717

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,539
Class M	660
Class C(a)	227
$5,426

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$60,444.20
Class M	18,444.27
Class C	16,521.27
Europe	1,460,037.15
Class I	28,865.15
Class Z	11,287.04
	$1,595,598

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Europe Fund	.05

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Europe Fund	Borrower	$5,542,167.32%		$292

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Europe Fund	4,634,179	13,900,081	(864,307)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Europe Fund	$1,833

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Europe Fund	$12,260	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16,749.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Europe Fund
Distributions to shareholders
Class A	$241,388	$1,460,264
Class M	38,916	383,255
Class C	9,133	378,670
Europe	10,371,239	62,094,177
Class I	209,546	489,497
Class Z	298,587	1,647,214
Total	$11,168,809	$66,453,077

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Europe Fund
Class A
Shares sold	129,162	239,733	$5,858,048	$7,954,936
Reinvestment of distributions	5,827	40,511	239,071	1,417,478
Shares redeemed	(93,596)	(198,204)	(4,072,920)	(6,449,066)
Net increase (decrease)	41,393	82,040	$2,024,199	$2,923,348
Class M
Shares sold	20,932	25,130	$948,034	$855,505
Reinvestment of distributions	939	10,836	38,692	380,764
Shares redeemed	(18,538)	(48,257)	(834,046)	(1,635,183)
Net increase (decrease)	3,333	(12,291)	$152,680	$(398,914)
Class C
Shares sold	24,151	10,039	$1,075,965	$348,740
Reinvestment of distributions	222	10,763	9,092	375,411
Shares redeemed	(58,936)	(42,364)	(2,674,765)	(1,373,234)
Net increase (decrease)	(34,563)	(21,562)	$(1,589,708)	$(649,083)
Europe
Shares sold	2,702,281	2,322,956	$121,751,029	$81,218,086
Reinvestment of distributions	237,710	1,665,756	9,724,714	58,084,924
Shares redeemed	(4,496,170)	(5,681,366)	(202,195,601)	(188,258,765)
Net increase (decrease)	(1,556,179)	(1,692,654)	$(70,719,858)	$(48,955,755)
Class I
Shares sold	194,151	339,419	$8,782,703	$12,281,627
Reinvestment of distributions	4,920	12,750	201,081	444,205
Shares redeemed	(303,416)	(119,592)	(13,867,304)	(4,016,494)
Net increase (decrease)	(104,345)	232,577	$(4,883,520)	$8,709,338
Class Z
Shares sold	176,120	74,630	$7,943,844	$2,633,488
Reinvestment of distributions	7,125	47,346	290,498	1,645,259
Shares redeemed	(121,503)	(172,676)	(5,504,865)	(5,746,605)
Net increase (decrease)	61,742	(50,700)	$2,729,477	$(1,467,858)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Japan Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	14.44%	10.27%	8.56%
Class M (incl. 3.50% sales charge)	16.77%	10.43%	8.48%
Class C (incl. contingent deferred sales charge)	19.54%	10.82%	8.59%
Fidelity® Japan Fund	21.75%	11.92%	9.54%
Class I	21.80%	11.99%	9.59%
Class Z	21.93%	12.06%	9.62%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Period Ending Values
$24,874	Fidelity® Japan Fund
$22,245	Tokyo Stock Price Index (TOPIX)

Fidelity® Japan Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Kirk Neureiter:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 21% to 22%, outperforming the 18.62% result of the benchmark Tokyo Stock Price Index (TOPIX). Market returns overall were restrained by a strong U.S. dollar versus the Japanese yen. Stock picks in Japan contributed most by far to the fund's relative result. A non-benchmark allocation to Asia Pacific ex Japan, primarily driven by Hong Kong, also helped a bit. Looking at sectors, security selection was the primary contributor, especially in health care. Stock selection in industrials and financials also helped. The fund's largest individual relative contributor was an outsized stake in Orix, which gained 77% the past year. The company was among our largest holdings. Also helping performance was our overweighting in Persol Holdings, which gained 80%. Persol Holdings was among the fund's biggest holdings at period end. Another notable relative contributor was an outsized stake in Open House (+89%). In contrast, non-benchmark allocations to emerging markets, primarily driven by China, modestly hindered the fund's relative result. By sector, the largest detractor from performance versus the benchmark was stock selection in information technology. Weak picks in communication services also hindered relative performance. Further hindering the fund's relative result was an underweighting in consumer discretionary, primarily within the automobiles & components industry. The fund's largest individual relative detractor was an overweighting in SoftBank Group, which returned roughly -17% the past 12 months. The company was among the fund's biggest holdings. Our second-largest relative detractor this period was avoiding Toyota Motor, a benchmark component that gained 39%. Avoiding Tokyo Electron, a benchmark component that gained roughly 78%, also hurt relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	98.5%
United States of America*	1.1%
Cayman Islands	0.4%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	98.9
Short-Term Investments and Net Other Assets (Liabilities)	1.1

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Sony Group Corp. (Household Durables)	5.1
Hoya Corp. (Health Care Equipment & Supplies)	4.7
SoftBank Group Corp. (Wireless Telecommunication Services)	3.3
ORIX Corp. (Diversified Financial Services)	3.2
Hitachi Ltd. (Industrial Conglomerates)	2.9
Sumitomo Mitsui Financial Group, Inc. (Banks)	2.6
DENSO Corp. (Auto Components)	2.6
Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)	2.4
Persol Holdings Co. Ltd. (Professional Services)	2.4
Shin-Etsu Chemical Co. Ltd. (Chemicals)	2.3
31.5

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	20.5
Information Technology	19.1
Consumer Discretionary	15.5
Health Care	10.5
Financials	9.3
Consumer Staples	8.0
Communication Services	7.1
Materials	5.9
Real Estate	1.7
Energy	1.3

Fidelity® Japan Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
COMMUNICATION SERVICES - 7.1%
Entertainment - 1.2%
Capcom Co. Ltd.	154,700	$4,163,817
Daiichikosho Co. Ltd.	152,800	5,548,082
		9,711,899
Interactive Media & Services - 2.1%
Dip Corp.	81,700	2,931,340
Hypebeast Ltd. (a)	16,722,500	2,471,676
Z Holdings Corp.	1,944,000	12,068,393
		17,471,409
Media - 0.5%
ValueCommerce Co. Ltd.	116,800	4,609,779
Wireless Telecommunication Services - 3.3%
SoftBank Group Corp.	511,300	27,680,455

TOTAL COMMUNICATION SERVICES		59,473,542

CONSUMER DISCRETIONARY - 15.5%
Auto Components - 2.6%
DENSO Corp.	292,500	21,204,838
Automobiles - 1.5%
Isuzu Motors Ltd.	197,800	2,660,965
Suzuki Motor Corp.	225,900	10,074,440
		12,735,405
Distributors - 0.5%
Arata Corp.	112,800	3,992,948
Hotels, Restaurants & Leisure - 1.0%
Curves Holdings Co. Ltd.	576,700	4,493,112
Koshidaka Holdings Co. Ltd.	580,500	3,557,060
		8,050,172
Household Durables - 6.4%
Open House Co. Ltd.	172,000	10,968,966
Sony Group Corp.	360,900	41,790,914
		52,759,880
Internet & Direct Marketing Retail - 1.5%
Rakuten Group, Inc.	343,300	3,758,460
ZOZO, Inc.	271,200	8,705,128
		12,463,588
Leisure Products - 0.3%
Roland Corp.	64,900	2,668,407
Multiline Retail - 0.7%
Pan Pacific International Holdings Ltd.	293,200	6,156,290
Specialty Retail - 1.0%
Hikari Tsushin, Inc.	17,900	2,759,359
Nitori Holdings Co. Ltd.	32,000	5,878,736
		8,638,095

TOTAL CONSUMER DISCRETIONARY		128,669,623

CONSUMER STAPLES - 8.0%
Food & Staples Retailing - 5.1%
Ain Holdings, Inc.	110,600	6,528,104
Nishimoto Co. Ltd.	137,900	5,150,387
Seven & i Holdings Co. Ltd.	327,100	13,733,221
Sugi Holdings Co. Ltd.	50,700	3,630,187
Sundrug Co. Ltd.	63,000	1,843,763
Tsuruha Holdings, Inc.	49,900	6,154,926
Welcia Holdings Co. Ltd.	142,300	5,312,260
		42,352,848
Food Products - 0.5%
S Foods, Inc.	139,000	4,025,045
Personal Products - 2.4%
Kao Corp.	169,500	9,588,288
Kose Corp.	30,000	3,483,778
Shiseido Co. Ltd.	104,200	6,952,951
		20,025,017

TOTAL CONSUMER STAPLES		66,402,910

ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
INPEX Corp.	1,323,400	11,036,259
FINANCIALS - 9.3%
Banks - 2.6%
Sumitomo Mitsui Financial Group, Inc.	660,400	21,429,753
Capital Markets - 1.0%
SBI Holdings, Inc. Japan	155,200	4,022,701
Uzabase, Inc. (a)	252,400	4,522,781
		8,545,482
Diversified Financial Services - 3.2%
ORIX Corp.	1,332,400	26,483,191
Insurance - 2.5%
Lifenet Insurance Co. (a)	454,100	4,523,569
Tokio Marine Holdings, Inc.	310,800	16,369,848
		20,893,417

TOTAL FINANCIALS		77,351,843

HEALTH CARE - 10.5%
Biotechnology - 0.3%
PeptiDream, Inc. (a)	110,100	2,661,359
Health Care Equipment & Supplies - 7.3%
Hoya Corp.	267,700	39,407,730
Olympus Corp.	763,500	16,539,735
Sysmex Corp.	36,700	4,550,467
		60,497,932
Health Care Technology - 0.1%
Medlive Technology Co. Ltd. (b)	182,217	947,327
Medlive Technology Co. Ltd.	55,500	274,112
		1,221,439
Pharmaceuticals - 2.8%
Astellas Pharma, Inc.	596,300	10,052,891
Daiichi Sankyo Kabushiki Kaisha	520,100	13,123,362
		23,176,253

TOTAL HEALTH CARE		87,556,983

INDUSTRIALS - 20.5%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Class A (a)(c)(d)	400	167,996
Air Freight & Logistics - 1.0%
Yamato Holdings Co. Ltd.	336,100	8,262,413
Building Products - 1.8%
Daikin Industries Ltd.	50,400	11,038,348
Toto Ltd.	70,800	3,420,652
		14,459,000
Commercial Services & Supplies - 0.6%
Park24 Co. Ltd. (a)	340,500	5,215,699
Electrical Equipment - 1.8%
Nidec Corp.	134,900	14,941,231
Industrial Conglomerates - 2.9%
Hitachi Ltd.	418,100	24,092,829
Machinery - 4.2%
Kitz Corp.	491,200	3,286,033
Minebea Mitsumi, Inc.	372,100	9,420,470
Misumi Group, Inc.	390,960	16,351,419
Nabtesco Corp.	189,900	6,162,936
		35,220,858
Professional Services - 7.0%
Funai Soken Holdings, Inc.	174,200	4,839,554
Outsourcing, Inc.	216,700	4,157,030
Persol Holdings Co. Ltd.	735,400	19,766,565
Recruit Holdings Co. Ltd.	228,400	15,192,944
SMS Co., Ltd.	241,900	9,385,324
TechnoPro Holdings, Inc.	146,200	4,672,443
		58,013,860
Trading Companies & Distributors - 1.2%
Itochu Corp.	280,000	7,985,843
Trusco Nakayama Corp.	74,600	1,803,824
		9,789,667

TOTAL INDUSTRIALS		170,163,553

INFORMATION TECHNOLOGY - 19.1%
Electronic Equipment & Components - 4.4%
Dexerials Corp.	362,600	7,335,126
Iriso Electronics Co. Ltd.	106,200	4,878,887
Murata Manufacturing Co. Ltd.	180,300	13,374,399
Shimadzu Corp.	121,300	4,928,083
TDK Corp.	160,200	5,823,749
		36,340,244
IT Services - 10.1%
Digital Hearts Holdings Co. Ltd.	209,992	3,341,339
DTS Corp.	168,300	3,734,356
Fujitsu Ltd.	94,500	16,332,412
Future Corp.	130,200	3,807,987
GMO Internet, Inc.	270,900	7,480,688
Infocom Corp.	196,500	3,772,868
ITOCHU Techno-Solutions Corp.	156,500	4,943,723
Net One Systems Co. Ltd.	226,800	7,437,542
Nomura Research Institute Ltd.	113,700	4,551,873
NSD Co. Ltd.	337,700	6,434,707
Otsuka Corp.	71,000	3,497,215
Photosynth, Inc. (a)	63,300	833,077
Poletowin Pitcrew Holdings, Inc.	359,000	3,236,997
SCSK Corp.	254,100	5,142,245
Techmatrix Corp.	264,400	4,192,414
TIS, Inc.	209,400	5,704,658
		84,444,101
Semiconductors & Semiconductor Equipment - 3.0%
Renesas Electronics Corp. (a)	1,645,500	20,242,002
Sumco Corp.	263,800	5,040,852
		25,282,854
Software - 1.6%
Appier Group, Inc. (a)(e)	76,600	816,499
Dear U Co. Ltd. (a)(f)	2,000	44,272
Money Forward, Inc. (a)	100,400	6,822,469
Oracle Corp. Japan	55,700	5,270,585
		12,953,825

TOTAL INFORMATION TECHNOLOGY		159,021,024

MATERIALS - 5.9%
Chemicals - 5.9%
JSR Corp.	219,200	7,950,291
Kansai Paint Co. Ltd.	264,500	6,124,762
KH Neochem Co. Ltd.	70,199	1,804,171
Nissan Chemical Corp.	76,700	4,269,020
NOF Corp.	77,300	3,879,424
Shin-Etsu Chemical Co. Ltd.	108,500	19,349,138
Tokyo Ohka Kogyo Co. Ltd.	87,300	5,550,047
		48,926,853
REAL ESTATE - 1.7%
Real Estate Management & Development - 1.7%
Daiwa House Industry Co. Ltd.	203,700	6,720,104
Relo Group, Inc.	343,500	7,144,752
		13,864,856
TOTAL COMMON STOCKS
(Cost $555,654,798)		822,467,446

Money Market Funds - 0.2%
Fidelity Cash Central Fund 0.06% (g)	864,655	864,828
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	388,086	388,125
TOTAL MONEY MARKET FUNDS
(Cost $1,252,953)		1,252,953
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $556,907,751)		823,720,399
NET OTHER ASSETS (LIABILITIES) - 0.9%		7,661,431
NET ASSETS - 100%		$831,381,830

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $947,327 or 0.1% of net assets.

 (c) Level 3 security

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $167,996 or 0.0% of net assets.

 (e) Security or a portion of the security is on loan at period end.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Space Exploration Technologies Corp. Class A	2/16/21	$167,996

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$23,817,386	$132,567,319	$155,520,074	$4,563	$197	$--	$864,828	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	2,358,003	10,372,217	12,342,095	34,048	--	--	388,125	0.0%
Total	$26,175,389	$142,939,536	$167,862,169	$38,611	$197	$--	$1,252,953

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$59,473,542	$2,471,676	$57,001,866	$--
Consumer Discretionary	128,669,623	--	128,669,623	--
Consumer Staples	66,402,910	--	66,402,910	--
Energy	11,036,259	--	11,036,259	--
Financials	77,351,843	--	77,351,843	--
Health Care	87,556,983	947,327	86,609,656	--
Industrials	170,163,553	--	169,995,557	167,996
Information Technology	159,021,024	--	159,021,024	--
Materials	48,926,853	--	48,926,853	--
Real Estate	13,864,856	--	13,864,856	--
Money Market Funds	1,252,953	1,252,953	--	--
Total Investments in Securities:	$823,720,399	$4,671,956	$818,880,447	$167,996

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $368,170) — See accompanying schedule: Unaffiliated issuers (cost $555,654,798)	$822,467,446
Fidelity Central Funds (cost $1,252,953)	1,252,953
Total Investment in Securities (cost $556,907,751)		$823,720,399
Cash		6,482
Foreign currency held at value (cost $5,407,210)		5,368,106
Receivable for investments sold		8,143,386
Receivable for fund shares sold		179,803
Dividends receivable		4,187,006
Distributions receivable from Fidelity Central Funds		1,791
Prepaid expenses		1,008
Other receivables		41,132
Total assets		841,649,113
Liabilities
Payable for investments purchased
Regular delivery	$8,340,153
Delayed delivery	44,714
Payable for fund shares redeemed	716,949
Accrued management fee	590,301
Distribution and service plan fees payable	9,844
Other affiliated payables	91,049
Other payables and accrued expenses	86,148
Collateral on securities loaned	388,125
Total liabilities		10,267,283
Net Assets		$831,381,830
Net Assets consist of:
Paid in capital		$494,872,785
Total accumulated earnings (loss)		336,509,045
Net Assets		$831,381,830
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($20,357,050 ÷ 974,117 shares)(a)		$20.90
Maximum offering price per share (100/94.25 of $20.90)		$22.18
Class M:
Net Asset Value and redemption price per share ($3,918,741 ÷ 188,762 shares)(a)		$20.76
Maximum offering price per share (100/96.50 of $20.76)		$21.51
Class C:
Net Asset Value and offering price per share ($4,778,320 ÷ 233,856 shares)(a)		$20.43
Japan:
Net Asset Value, offering price and redemption price per share ($167,954,240 ÷ 7,993,208 shares)		$21.01
Class I:
Net Asset Value, offering price and redemption price per share ($48,886,512 ÷ 2,330,740 shares)		$20.97
Class Z:
Net Asset Value, offering price and redemption price per share ($585,486,967 ÷ 27,911,778 shares)		$20.98

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$13,723,319
Income from Fidelity Central Funds (including $34,048 from security lending)		38,611
Income before foreign taxes withheld		13,761,930
Less foreign taxes withheld		(1,444,277)
Total income		12,317,653
Expenses
Management fee
Basic fee	$5,693,873
Performance adjustment	1,379,272
Transfer agent fees	1,054,662
Distribution and service plan fees	130,540
Accounting fees	401,096
Custodian fees and expenses	68,776
Independent trustees' fees and expenses	3,368
Registration fees	90,209
Audit	71,565
Legal	1,243
Interest	1,638
Miscellaneous	3,931
Total expenses before reductions	8,900,173
Expense reductions	(13,130)
Total expenses after reductions		8,887,043
Net investment income (loss)		3,430,610
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	72,459,539
Fidelity Central Funds	197
Foreign currency transactions	(470,681)
Total net realized gain (loss)		71,989,055
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	93,353,053
Assets and liabilities in foreign currencies	(147,178)
Total change in net unrealized appreciation (depreciation)		93,205,875
Net gain (loss)		165,194,930
Net increase (decrease) in net assets resulting from operations		$168,625,540

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,430,610	$4,955,893
Net realized gain (loss)	71,989,055	13,672,286
Change in net unrealized appreciation (depreciation)	93,205,875	63,269,320
Net increase (decrease) in net assets resulting from operations	168,625,540	81,897,499
Distributions to shareholders	(16,940,687)	(9,407,855)
Share transactions - net increase (decrease)	(103,038,998)	(47,240,810)
Total increase (decrease) in net assets	48,645,855	25,248,834
Net Assets
Beginning of period	782,735,975	757,487,141
End of period	$831,381,830	$782,735,975

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.50	$15.80	$14.15	$15.08	$12.59
Income from Investment Operations
Net investment income (loss)A	.02	.05	.07	.03	.06
Net realized and unrealized gain (loss)	3.71	1.81	1.58	(.85)	2.52
Total from investment operations	3.73	1.86	1.65	(.82)	2.58
Distributions from net investment income	(.07)	(.07)	–	(.08)	(.06)
Distributions from net realized gain	(.25)	(.09)	–	(.04)	(.03)
Total distributions	(.33)B	(.16)	–	(.11)B	(.09)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$20.90	$17.50	$15.80	$14.15	$15.08
Total ReturnD,E	21.42%	11.85%	11.66%	(5.48)%	20.70%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.38%	1.37%	1.33%	1.33%	1.11%
Expenses net of fee waivers, if any	1.38%	1.37%	1.32%	1.33%	1.11%
Expenses net of all reductions	1.38%	1.37%	1.32%	1.32%	1.11%
Net investment income (loss)	.08%	.35%	.51%	.17%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$20,357	$16,181	$16,069	$14,587	$16,155
Portfolio turnover rateH	31%	22%	27%	40%	23%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.40	$15.71	$14.11	$15.06	$12.57
Income from Investment Operations
Net investment income (loss)A	(.05)	.01	.03	(.03)	.01
Net realized and unrealized gain (loss)	3.69	1.80	1.57	(.84)	2.52
Total from investment operations	3.64	1.81	1.60	(.87)	2.53
Distributions from net investment income	(.02)	(.03)	–	(.05)	(.01)
Distributions from net realized gain	(.25)	(.09)	–	(.04)	(.03)
Total distributions	(.28)B	(.12)	–	(.08)B	(.04)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$20.76	$17.40	$15.71	$14.11	$15.06
Total ReturnD,E	21.00%	11.55%	11.34%	(5.81)%	20.24%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.70%	1.67%	1.64%	1.67%	1.46%
Expenses net of fee waivers, if any	1.70%	1.67%	1.64%	1.67%	1.46%
Expenses net of all reductions	1.70%	1.67%	1.63%	1.66%	1.46%
Net investment income (loss)	(.23)%	.04%	.19%	(.17)%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$3,919	$3,728	$3,945	$3,993	$4,464
Portfolio turnover rateH	31%	22%	27%	40%	23%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.17	$15.49	$13.97	$14.92	$12.44
Income from Investment Operations
Net investment income (loss)A	(.12)	(.05)	(.02)	(.08)	(.03)
Net realized and unrealized gain (loss)	3.63	1.77	1.54	(.83)	2.51
Total from investment operations	3.51	1.72	1.52	(.91)	2.48
Distributions from net investment income	(.01)	–	–	–B	–
Distributions from net realized gain	(.25)	(.04)	–	(.04)	–
Total distributions	(.25)C	(.04)	–	(.04)	–
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$20.43	$17.17	$15.49	$13.97	$14.92
Total ReturnD,E	20.54%	11.09%	10.88%	(6.13)%	19.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.09%	2.06%	2.01%	2.04%	1.81%
Expenses net of fee waivers, if any	2.09%	2.05%	2.00%	2.03%	1.81%
Expenses net of all reductions	2.09%	2.05%	2.00%	2.03%	1.81%
Net investment income (loss)	(.63)%	(.34)%	(.17)%	(.53)%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,778	$6,167	$8,829	$12,586	$13,542
Portfolio turnover rateH	31%	22%	27%	40%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.58	$15.86	$14.20	$15.13	$12.64
Income from Investment Operations
Net investment income (loss)A	.08	.10	.12	.07	.10
Net realized and unrealized gain (loss)	3.72	1.81	1.59	(.86)	2.54
Total from investment operations	3.80	1.91	1.71	(.79)	2.64
Distributions from net investment income	(.11)	(.11)	(.05)	(.11)	(.11)
Distributions from net realized gain	(.25)	(.09)	–	(.04)	(.03)
Total distributions	(.37)B	(.19)B	(.05)	(.14)B	(.15)B
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$21.01	$17.58	$15.86	$14.20	$15.13
Total ReturnD	21.75%	12.16%	12.10%	(5.28)%	21.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.09%	1.06%	1.01%	1.05%	.82%
Expenses net of fee waivers, if any	1.09%	1.06%	1.01%	1.05%	.82%
Expenses net of all reductions	1.09%	1.06%	1.00%	1.04%	.82%
Net investment income (loss)	.37%	.65%	.82%	.45%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$167,954	$274,433	$401,344	$297,644	$247,372
Portfolio turnover rateG	31%	22%	27%	40%	23%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.56	$15.85	$14.18	$15.12	$12.62
Income from Investment Operations
Net investment income (loss)A	.09	.11	.13	.08	.11
Net realized and unrealized gain (loss)	3.71	1.81	1.58	(.85)	2.53
Total from investment operations	3.80	1.92	1.71	(.77)	2.64
Distributions from net investment income	(.14)	(.12)	(.04)	(.14)	(.11)
Distributions from net realized gain	(.25)	(.09)	–	(.04)	(.03)
Total distributions	(.39)	(.21)	(.04)	(.17)B	(.14)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$20.97	$17.56	$15.85	$14.18	$15.12
Total ReturnD	21.80%	12.20%	12.12%	(5.18)%	21.22%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.01%	.96%	.98%	.76%
Expenses net of fee waivers, if any	1.04%	1.01%	.96%	.98%	.76%
Expenses net of all reductions	1.04%	1.00%	.95%	.97%	.76%
Net investment income (loss)	.43%	.71%	.87%	.52%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$48,887	$473,859	$319,164	$192,555	$175,816
Portfolio turnover rateG	31%	22%	27%	40%	23%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$17.56	$15.84	$14.19	$15.77
Income from Investment Operations
Net investment income (loss)B	.10	.13	.14	(.01)
Net realized and unrealized gain (loss)	3.72	1.81	1.57	(1.57)
Total from investment operations	3.82	1.94	1.71	(1.58)
Distributions from net investment income	(.15)	(.13)	(.06)	–
Distributions from net realized gain	(.25)	(.09)	–	–
Total distributions	(.40)	(.22)	(.06)	–
Net asset value, end of period	$20.98	$17.56	$15.84	$14.19
Total ReturnC,D	21.93%	12.36%	12.14%	(10.02)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%	.92%	.87%	.96%G
Expenses net of fee waivers, if any	.96%	.92%	.87%	.96%G
Expenses net of all reductions	.96%	.92%	.86%	.95%G
Net investment income (loss)	.51%	.79%	.96%	(.73)%G
Supplemental Data
Net assets, end of period (000 omitted)	$585,487	$8,368	$8,136	$90
Portfolio turnover rateH	31%	22%	27%	40%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Japan, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$264,712,229
Gross unrealized depreciation	(13,750,420)
Net unrealized appreciation (depreciation)	$250,961,809
Tax Cost	$572,758,590

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$36,473,904
Undistributed long-term capital gain	$49,180,370
Net unrealized appreciation (depreciation) on securities and other investments	$250,854,773

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$5,942,098	$ 9,407,855
Long-term Capital Gains	10,998,589	–
Total	$16,940,687	$ 9,407,855

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Fund	256,250,857	354,781,654

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$48,151	$304
Class M	.25%	.25%	20,994	176
Class C	.75%	.25%	61,395	5,852
			$130,540	$6,332

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,060
Class M	361
Class C(a)	103
$5,524

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$41,787.22
Class M	11,764.28
Class C	10,742.18
Japan	402,603.18
Class I	525,881.12
Class Z	61,885.04
	$1,054,662

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Japan Fund	.05

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Japan Fund	Borrower	$13,215,867.30%		$1,638

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Japan Fund	7,151,833	–	–

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Japan Fund	$1,525

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Japan Fund	$904	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,130.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Japan Fund
Distributions to shareholders
Class A	$301,297	$163,723
Class M	59,666	28,502
Class C	88,885	19,501
Japan	5,699,772	4,845,634
Class I	10,435,841	4,237,814
Class Z	355,226	112,681
Total	$16,940,687	$9,407,855

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Japan Fund
Class A
Shares sold	153,664	162,321	$3,103,256	$2,626,524
Reinvestment of distributions	14,280	9,441	278,154	152,856
Shares redeemed	(118,485)	(263,934)	(2,389,970)	(4,069,957)
Net increase (decrease)	49,459	(92,172)	$991,440	$(1,290,577)
Class M
Shares sold	10,618	11,613	$211,739	$178,589
Reinvestment of distributions	3,057	1,756	59,335	28,335
Shares redeemed	(39,212)	(50,170)	(790,428)	(770,692)
Net increase (decrease)	(25,537)	(36,801)	$(519,354)	$(563,768)
Class C
Shares sold	24,156	29,572	$477,051	$482,519
Reinvestment of distributions	4,602	1,183	88,168	18,905
Shares redeemed	(154,075)	(241,451)	(3,034,739)	(3,672,760)
Net increase (decrease)	(125,317)	(210,696)	$(2,469,520)	$(3,171,336)
Japan
Shares sold	2,408,580	1,793,121	$49,198,476	$28,617,350
Reinvestment of distributions	283,747	290,812	5,534,758	4,716,973
Shares redeemed	(10,310,246)	(11,782,054)	(210,756,266)	(186,990,158)
Net increase (decrease)	(7,617,919)	(9,698,121)	$(156,023,032)	$(153,655,835)
Class I
Shares sold	2,369,303	6,947,524	$47,361,499	$113,300,467
Reinvestment of distributions	525,949	261,592	10,230,732	4,235,166
Shares redeemed	(27,546,527)	(368,399)	(558,674,882)	(5,684,536)
Net increase (decrease)	(24,651,275)	6,840,717	$(501,082,651)	$111,851,097
Class Z
Shares sold	27,576,717	107,375	$558,908,335	$1,776,759
Reinvestment of distributions	17,033	6,830	348,274	110,515
Shares redeemed	(158,582)	(151,176)	(3,192,490)	(2,297,665)
Net increase (decrease)	27,435,168	(36,971)	$556,064,119	$(410,391)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Japan Fund	58%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Japan Fund	67%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Japan Smaller Companies Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Japan Smaller Companies Fund	9.44%	7.17%	10.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Smaller Companies Fund on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small Cap™ Index performed over the same period.

Period Ending Values
$28,214	Fidelity® Japan Smaller Companies Fund
$21,931	Russell/Nomura Mid-Small Cap™ Index

Fidelity® Japan Smaller Companies Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager David Jenkins:  For the fiscal year ending October 31, 2021, the fund gained 9.44%, trailing the 14.48% advance of the broad-based Russell/Nomura Mid Small Cap Japan Index (Gross). U.S. investors in Japan faced a currency headwind this period. In addition, the fund's smaller-cap bias relative to the benchmark hindered performance. Versus the benchmark, security selection was the primary detractor, especially in the information technology sector. Investment choices in the industrials sector, largely within the capital goods industry, also hurt. Stock selection in materials further hampered our relative result. The fund's largest individual relative detractor was an overweighting in Arcland Sakamoto, which returned roughly -21% the past year. The company was among our biggest holdings. Also holding back performance was our outsized stake in Elecom, which returned -38%, and our overweighting in Workman, which returned about -39%. By sector, the top contributor to performance versus the benchmark was security selection in financials. An underweighting in the utilities sector also aided the fund's relative result. The fund's top individual relative contributor was an outsized stake in Persol Holdings, which gained 81% the past 12 months. A non-benchmark stake in Orix, one of our largest holdings, gained about 76%. Another notable relative contributor was an overweighting in Central Automotive Products (+37%), which was the fund's biggest holding at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Smaller Companies Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	97.9%
United States of America*	2.1%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	97.9
Short-Term Investments and Net Other Assets (Liabilities)	2.1

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Central Automotive Products Ltd. (Distributors)	4.4
T&D Holdings, Inc. (Insurance)	2.5
Tokio Marine Holdings, Inc. (Insurance)	2.4
ORIX Corp. (Diversified Financial Services)	2.3
Amano Corp. (Electronic Equipment & Components)	2.2
San-Ai Oil Co. Ltd. (Oil, Gas & Consumable Fuels)	2.2
Mitsubishi UFJ Financial Group, Inc. (Banks)	2.2
Inaba Denki Sangyo Co. Ltd. (Trading Companies & Distributors)	2.0
Arcland Sakamoto Co. Ltd. (Specialty Retail)	2.0
Z Holdings Corp. (Interactive Media & Services)	2.0
24.2

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	24.4
Consumer Discretionary	20.4
Information Technology	17.0
Materials	10.2
Financials	10.0
Communication Services	5.1
Consumer Staples	4.7
Health Care	2.9
Energy	2.2
Utilities	0.9

Fidelity® Japan Smaller Companies Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATION SERVICES - 5.1%
Entertainment - 1.4%
Daiichikosho Co. Ltd.	197,500	$7,171,114
Interactive Media & Services - 3.7%
Dip Corp.	227,000	8,144,604
Z Holdings Corp.	1,627,200	10,101,692
		18,246,296

TOTAL COMMUNICATION SERVICES		25,417,410

CONSUMER DISCRETIONARY - 20.4%
Auto Components - 0.8%
DaikyoNishikawa Corp.	678,900	4,079,732
Automobiles - 3.0%
Isuzu Motors Ltd.	628,700	8,457,780
Suzuki Motor Corp.	145,000	6,466,551
		14,924,331
Distributors - 5.2%
Central Automotive Products Ltd.	845,500	22,037,445
PALTAC Corp.	86,700	3,839,058
		25,876,503
Hotels, Restaurants & Leisure - 2.8%
Curves Holdings Co. Ltd.	882,000	6,871,727
Fast Fitness Japan, Inc.	76,416	2,070,600
Koshidaka Holdings Co. Ltd.	817,000	5,006,233
		13,948,560
Household Durables - 1.5%
Sekisui House Ltd.	376,000	7,817,334
Leisure Products - 1.7%
Roland Corp.	211,800	8,708,298
Specialty Retail - 5.4%
Arcland Sakamoto Co. Ltd.	678,700	10,151,915
Fuji Corp.	681,200	7,172,525
Nitori Holdings Co. Ltd.	32,300	5,933,849
Workman Co. Ltd.	73,000	3,881,395
		27,139,684

TOTAL CONSUMER DISCRETIONARY		102,494,442

CONSUMER STAPLES - 4.7%
Food & Staples Retailing - 1.0%
Jm Holdings Co. Ltd.	297,800	4,888,232
Food Products - 3.7%
Kotobuki Spirits Co. Ltd.	97,300	6,505,616
Meiji Holdings Co. Ltd.	102,200	6,449,718
S Foods, Inc.	202,700	5,869,616
		18,824,950

TOTAL CONSUMER STAPLES		23,713,182

ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
San-Ai Oil Co. Ltd.	842,600	10,981,472
FINANCIALS - 10.0%
Banks - 2.2%
Mitsubishi UFJ Financial Group, Inc.	2,000,000	10,966,997
Diversified Financial Services - 2.3%
ORIX Corp.	585,500	11,637,578
Insurance - 5.5%
Lifenet Insurance Co. (a)	322,000	3,207,640
T&D Holdings, Inc.	956,600	12,269,022
Tokio Marine Holdings, Inc.	224,500	11,824,424
		27,301,086

TOTAL FINANCIALS		49,905,661

HEALTH CARE - 2.9%
Health Care Equipment & Supplies - 1.4%
Medikit Co. Ltd.	290,700	7,242,073
Health Care Providers & Services - 1.5%
As One Corp.	53,500	7,333,916

TOTAL HEALTH CARE		14,575,989

INDUSTRIALS - 24.4%
Air Freight & Logistics - 3.4%
AIT Corp.	703,220	6,874,857
SG Holdings Co. Ltd.	204,500	5,135,218
Yamato Holdings Co. Ltd.	200,000	4,916,640
		16,926,715
Commercial Services & Supplies - 1.1%
Aeon Delight Co. Ltd.	174,000	5,343,876
Construction & Engineering - 1.0%
Hokuriku Electrical Construction Co. Ltd.	523,300	4,841,921
Electrical Equipment - 1.0%
Mitsubishi Electric Corp.	366,000	4,915,175
Machinery - 2.6%
CKD Corp.	231,400	4,587,544
Kito Corp.	360,100	4,989,940
Nitto Kohki Co. Ltd.	204,400	3,396,123
		12,973,607
Marine - 1.9%
Nippon Concept Corp.	637,700	9,790,776
Professional Services - 4.5%
Funai Soken Holdings, Inc.	257,180	7,144,870
Persol Holdings Co. Ltd.	364,600	9,799,959
Yamada Consulting Group Co. Ltd.	555,700	5,668,535
		22,613,364
Trading Companies & Distributors - 8.2%
Hanwa Co. Ltd.	159,950	4,804,664
Inaba Denki Sangyo Co. Ltd.	424,700	10,187,527
Itochu Corp.	183,800	5,242,135
Mitani Shoji Co. Ltd.	443,600	6,866,068
Tsubakimoto Kogyo Co. Ltd.	177,100	6,004,671
Yuasa Trading Co. Ltd.	305,800	8,172,649
		41,277,714
Transportation Infrastructure - 0.7%
Kamigumi Co. Ltd.	182,000	3,664,561

TOTAL INDUSTRIALS		122,347,709

INFORMATION TECHNOLOGY - 17.0%
Electronic Equipment & Components - 4.8%
Amano Corp.	447,900	11,083,589
Anritsu Corp.	180,300	2,989,816
Dexerials Corp.	287,500	5,815,909
Maruwa Ceramic Co. Ltd.	35,000	3,923,044
		23,812,358
IT Services - 7.5%
Argo Graphics, Inc.	200,000	5,569,288
Densan System Holdings Co. Ltd.	107,000	2,416,142
GMO Internet, Inc.	253,400	6,997,440
Nomura Research Institute Ltd.	242,800	9,720,271
TIS, Inc.	257,900	7,025,937
TKC Corp.	193,000	5,916,653
		37,645,731
Semiconductors & Semiconductor Equipment - 3.0%
Renesas Electronics Corp. (a)	811,600	9,983,840
Sumco Corp.	274,057	5,236,849
		15,220,689
Software - 0.7%
Oracle Corp. Japan	37,200	3,520,032
Technology Hardware, Storage & Peripherals - 1.0%
Elecom Co. Ltd.	313,000	4,787,519

TOTAL INFORMATION TECHNOLOGY		84,986,329

MATERIALS - 10.2%
Chemicals - 5.3%
C. Uyemura & Co. Ltd.	215,300	8,896,501
Nihon Parkerizing Co. Ltd.	550,500	5,492,527
Showa Denko K.K.	100,000	2,508,003
SK Kaken Co. Ltd.	29,700	9,874,991
		26,772,022
Construction Materials - 1.5%
Taiheiyo Cement Corp.	344,300	7,315,088
Metals & Mining - 3.4%
Dowa Holdings Co. Ltd.	205,000	8,561,607
Yamato Kogyo Co. Ltd.	251,600	8,436,225
		16,997,832

TOTAL MATERIALS		51,084,942

REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Century21 Real Estate Japan Ltd.	62,000	566,081
UTILITIES - 0.9%
Gas Utilities - 0.9%
Nippon Gas Co. Ltd.	359,000	4,452,891
TOTAL COMMON STOCKS
(Cost $352,009,599)		490,526,108

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.06% (b)
(Cost $8,479,088)	8,477,393	8,479,088
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $360,488,687)		499,005,196
NET OTHER ASSETS (LIABILITIES) - 0.4%		2,208,855
NET ASSETS - 100%		$501,214,051

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$109	$110,599,593	$102,120,382	$6,039	$(164)	$(68)	$8,479,088	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	3,502,751	39,918,766	43,421,517	169,849	--	--	--	0.0%
Total	$3,502,860	$150,518,359	$145,541,899	$175,888	$(164)	$(68)	$8,479,088

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$25,417,410	$--	$25,417,410	$--
Consumer Discretionary	102,494,442	--	102,494,442	--
Consumer Staples	23,713,182	--	23,713,182	--
Energy	10,981,472	--	10,981,472	--
Financials	49,905,661	--	49,905,661	--
Health Care	14,575,989	--	14,575,989	--
Industrials	122,347,709	--	122,347,709	--
Information Technology	84,986,329	--	84,986,329	--
Materials	51,084,942	--	51,084,942	--
Real Estate	566,081	--	566,081	--
Utilities	4,452,891	--	4,452,891	--
Money Market Funds	8,479,088	8,479,088	--	--
Total Investments in Securities:	$499,005,196	$8,479,088	$490,526,108	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $352,009,599)	$490,526,108
Fidelity Central Funds (cost $8,479,088)	8,479,088
Total Investment in Securities (cost $360,488,687)		$499,005,196
Foreign currency held at value (cost $175,423)		175,423
Receivable for investments sold		81,600
Receivable for fund shares sold		9,085
Dividends receivable		3,615,567
Distributions receivable from Fidelity Central Funds		4,055
Prepaid expenses		666
Other receivables		6,233
Total assets		502,897,825
Liabilities
Payable for investments purchased	$1,186,063
Payable for fund shares redeemed	73,231
Accrued management fee	282,303
Other affiliated payables	87,042
Other payables and accrued expenses	55,135
Total liabilities		1,683,774
Net Assets		$501,214,051
Net Assets consist of:
Paid in capital		$337,950,887
Total accumulated earnings (loss)		163,263,164
Net Assets		$501,214,051
Net Asset Value, offering price and redemption price per share ($501,214,051 ÷ 27,970,637 shares)		$17.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$11,673,791
Income from Fidelity Central Funds (including $169,849 from security lending)		175,888
Income before foreign taxes withheld		11,849,679
Less foreign taxes withheld		(1,246,551)
Total income		10,603,128
Expenses
Management fee	$3,521,871
Transfer agent fees	800,897
Accounting fees	267,744
Custodian fees and expenses	46,782
Independent trustees' fees and expenses	2,157
Registration fees	22,349
Audit	59,555
Legal	824
Interest	13
Miscellaneous	2,765
Total expenses before reductions	4,724,957
Expense reductions	(8,306)
Total expenses after reductions		4,716,651
Net investment income (loss)		5,886,477
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	47,266,332
Fidelity Central Funds	(164)
Foreign currency transactions	(63,637)
Total net realized gain (loss)		47,202,531
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(4,586,664)
Fidelity Central Funds	(68)
Assets and liabilities in foreign currencies	(91,014)
Total change in net unrealized appreciation (depreciation)		(4,677,746)
Net gain (loss)		42,524,785
Net increase (decrease) in net assets resulting from operations		$48,411,262

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,886,477	$6,215,482
Net realized gain (loss)	47,202,531	9,376,985
Change in net unrealized appreciation (depreciation)	(4,677,746)	(11,101,240)
Net increase (decrease) in net assets resulting from operations	48,411,262	4,491,227
Distributions to shareholders	(8,873,375)	(47,487,878)
Share transactions
Proceeds from sales of shares	21,598,620	30,552,737
Reinvestment of distributions	8,615,238	44,675,432
Cost of shares redeemed	(92,311,202)	(194,108,757)
Net increase (decrease) in net assets resulting from share transactions	(62,097,344)	(118,880,588)
Total increase (decrease) in net assets	(22,559,457)	(161,877,239)
Net Assets
Beginning of period	523,773,508	685,650,747
End of period	$501,214,051	$523,773,508
Other Information
Shares
Sold	1,209,402	1,899,560
Issued in reinvestment of distributions	494,277	2,601,947
Redeemed	(5,203,304)	(11,990,650)
Net increase (decrease)	(3,499,625)	(7,489,143)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Smaller Companies Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$16.64	$17.60	$17.12	$18.84	$15.66
Income from Investment Operations
Net investment income (loss)A	.20	.16	.22	.18	.17
Net realized and unrealized gain (loss)	1.36	.11B	1.10	(1.00)	3.42
Total from investment operations	1.56	.27	1.32	(.82)	3.59
Distributions from net investment income	(.19)	(.23)	(.11)	(.16)	(.17)
Distributions from net realized gain	(.10)	(1.00)	(.73)	(.74)	(.25)
Total distributions	(.28)C	(1.23)	(.84)	(.90)	(.41)C
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$17.92	$16.64	$17.60	$17.12	$18.84
Total ReturnE	9.44%	1.31%	8.22%	(4.71)%	23.68%
Ratios to Average Net AssetsF,G
Expenses before reductions	.91%	.92%	.93%	.94%	.95%
Expenses net of fee waivers, if any	.91%	.92%	.93%	.93%	.95%
Expenses net of all reductions	.91%	.92%	.93%	.93%	.94%
Net investment income (loss)	1.13%	1.02%	1.31%	.95%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$501,214	$523,774	$685,651	$715,402	$764,052
Portfolio turnover rateH	23%	20%	16%	17%	20%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$134,782,982
Gross unrealized depreciation	(24,136,799)
Net unrealized appreciation (depreciation)	$110,646,183
Tax Cost	$388,359,013

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,322,609
Undistributed long-term capital gain	$36,365,029
Net unrealized appreciation (depreciation) on securities and other investments	$110,579,751

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$7,336,995	$ 18,871,405
Long-term Capital Gains	1,536,380	28,616,473
Total	$8,873,375	$ 47,487,878

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Smaller Companies Fund	115,066,799	176,502,914

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Japan Smaller Companies Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Japan Smaller Companies Fund	–	732,088	86,827

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Japan Smaller Companies Fund	$957

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Japan Smaller Companies Fund	$8,797	$–	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Japan Smaller Companies Fund	$395,000.59%		$13

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $8,306.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

A the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers International Fund
Fidelity Japan Smaller Companies Fund	25%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Japan Smaller Companies Fund	57%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Latin America Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.93%	(2.59)%	(5.49)%
Class M (incl. 3.50% sales charge)	7.07%	(2.40)%	(5.53)%
Class C (incl. contingent deferred sales charge)	9.45%	(2.17)%	(5.50)%
Fidelity® Latin America Fund	11.58%	(1.14)%	(4.65)%
Class I	11.60%	(1.09)%	(4.60)%
Class Z	11.82%	(1.00)%	(4.56)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Latin America Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

Period Ending Values
$6,212	Fidelity® Latin America Fund
$7,359	MSCI EM (Emerging Markets) Latin America Index

Fidelity® Latin America Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Will Pruett:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 10% to 12%, underperforming the 22.07% result of the benchmark, the MSCI Emerging Markets Latin America Net MA Index. Stock picks in Brazil and Mexico hurt the fund’s relative result the most. Conversely, choices in Peru and Chile added relative value. From a sector standpoint, overweightings in consumer discretionary and health care and an underweighting in materials detracted versus the benchmark, whereas picks in financials contributed. Owning large non-benchmark stakes in two education companies – Vasta Platform (-65%), which focuses on private K–12 schools and Afya (-27%), which specializes in medical education – detracted more than any other fund holdings. I added to the fund’s stakes in each during the 12 months. Not owning iron ore and nickel miner Vale (+42%) and underweighting Mexico-based conglomerate Grupo Mexico (+65%), on average, one of the world’s largest copper producers, also hampered the fund’s relative return. Conversely, owning a non-benchmark stake in the Mexico-based bank Banco del Bajio (+140%) added considerable relative value. I reduced the fund’s stake in this stock by period end. It also helped not to own Magazine Luiza (-55%), a Brazilian retailer of electronics and appliances. Notable positioning changes for the 12 months included reduced stakes among information technology and consumer discretionary stocks and added exposure to materials and health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Latin America Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Brazil	48.2%
Mexico	26.8%
United States of America*	8.5%
Panama	4.4%
Chile	3.8%
Sweden	3.5%
Canada	2.8%
Cayman Islands	2.0%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	100.8
Short-Term Investments and Net Other Assets (Liabilities)	(0.8)

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	10.7
Genomma Lab Internacional SA de CV (Mexico, Pharmaceuticals)	8.9
Afya Ltd. (United States of America, Diversified Consumer Services)	7.2
Qualitas Controladora S.A.B. de CV (Mexico, Insurance)	6.5
Hypermarcas SA (Brazil, Pharmaceuticals)	5.2
Unifin Financiera S.A.B. de CV (Mexico, Consumer Finance)	5.2
Itausa-Investimentos Itau SA (PN) (Brazil, Banks)	4.6
Intercorp Financial Services, Inc. (Panama, Banks)	4.4
Atacadao SA (Brazil, Food & Staples Retailing)	4.2
Suzano Papel e Celulose SA (Brazil, Paper & Forest Products)	4.1
61.0

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	29.5
Health Care	20.3
Consumer Discretionary	12.8
Materials	12.4
Energy	10.7
Industrials	8.4
Consumer Staples	4.2
Information Technology	2.5

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2021, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Latin America Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 85.5%
	Shares	Value
Brazil - 32.9%
Atacadao SA	4,156,904	$12,256,083
Azul SA sponsored ADR (a)	466,434	6,170,922
Blau Farmaceutica SA	1,136,261	7,610,239
CM Hospitalar SA	1,168,103	4,149,769
Compania de Locacao das Americas	1,990,477	6,958,452
CVC Brasil Operadora e Agencia de Viagens SA (a)	2,129,707	6,026,333
Hapvida Participacoes e Investimentos SA (b)	3,213,162	6,570,022
Hypermarcas SA	3,078,869	15,307,606
Locaweb Servicos de Internet SA (b)	2,305,395	7,475,235
Smartfit Escola de Ginastica e Danca SA (a)	1,140,708	4,076,700
Suzano Papel e Celulose SA (a)	1,372,717	11,973,999
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	3,964,250	7,958,282

TOTAL BRAZIL		96,533,642

Canada - 2.8%
First Quantum Minerals Ltd.	352,311	8,340,912
Cayman Islands - 2.0%
XP, Inc. Class A (a)	178,663	5,861,933
Chile - 3.8%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	202,847	11,134,272
Mexico - 26.8%
Banco del Bajio SA (b)	5,209,508	9,779,847
Genomma Lab Internacional SA de CV (a)	27,398,469	26,216,720
Grupo Aeroportuario Norte S.A.B. de CV (a)	570,346	3,441,523
Grupo Mexico SA de CV Series B	1,124,429	4,932,894
Qualitas Controladora S.A.B. de CV	4,087,683	18,935,415
Unifin Financiera S.A.B. de CV	9,882,814	15,178,482

TOTAL MEXICO		78,484,881

Panama - 4.4%
Intercorp Financial Services, Inc.	448,354	12,876,727
Sweden - 3.5%
VEF AB (a)	14,010,796	10,147,549
United States of America - 9.3%
Afya Ltd. (a)(c)	1,212,998	21,166,815
Vasta Platform Ltd. (a)(c)	1,516,424	6,065,696

TOTAL UNITED STATES OF AMERICA		27,232,511

TOTAL COMMON STOCKS
(Cost $254,909,002)		250,612,427

Nonconvertible Preferred Stocks - 15.3%
Brazil - 15.3%
Itausa-Investimentos Itau SA (PN)	7,414,124	13,465,178
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	6,478,263	31,279,043
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $41,942,727)		44,744,221

Money Market Funds - 1.0%
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)
(Cost $2,950,155)	2,949,860	2,950,155
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $299,801,884)		298,306,803
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(5,142,633)
NET ASSETS - 100%		$293,164,170

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,825,104 or 8.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Investment made with cash collateral received from securities on loan.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$96,569	$78,015,519	$78,112,088	$1,048	$--	$--	$--	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	22,137,705	176,526,231	195,713,781	58,306	--	--	2,950,155	0.0%
Total	$22,234,274	$254,541,750	$273,825,869	$59,354	$--	$--	$2,950,155

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$37,335,544	$37,335,544	$--	$--
Consumer Staples	12,256,083	12,256,083	--	--
Energy	31,279,043	31,279,043	--	--
Financials	86,245,131	86,245,131	--	--
Health Care	59,854,356	59,854,356	--	--
Industrials	24,529,179	24,529,179	--	--
Information Technology	7,475,235	7,475,235	--	--
Materials	36,382,077	36,382,077	--	--
Money Market Funds	2,950,155	2,950,155	--	--
Total Investments in Securities:	$298,306,803	$298,306,803	$--	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Latin America Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $2,808,270) — See accompanying schedule: Unaffiliated issuers (cost $296,851,729)	$295,356,648
Fidelity Central Funds (cost $2,950,155)	2,950,155
Total Investment in Securities (cost $299,801,884)		$298,306,803
Receivable for investments sold		649,491
Receivable for fund shares sold		372,848
Dividends receivable		421,025
Distributions receivable from Fidelity Central Funds		276
Prepaid expenses		509
Other receivables		13,246
Total assets		299,764,198
Liabilities
Payable to custodian bank	$2,946,328
Payable for fund shares redeemed	340,725
Accrued management fee	174,822
Distribution and service plan fees payable	4,050
Other affiliated payables	77,264
Other payables and accrued expenses	109,264
Collateral on securities loaned	2,947,575
Total liabilities		6,600,028
Net Assets		$293,164,170
Net Assets consist of:
Paid in capital		$360,502,018
Total accumulated earnings (loss)		(67,337,848)
Net Assets		$293,164,170
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($10,217,368 ÷ 527,601 shares)(a)		$19.37
Maximum offering price per share (100/94.25 of $19.37)		$20.55
Class M:
Net Asset Value and redemption price per share ($2,701,349 ÷ 139,584 shares)(a)		$19.35
Maximum offering price per share (100/96.50 of $19.35)		$20.05
Class C:
Net Asset Value and offering price per share ($655,958 ÷ 33,721 shares)(a)		$19.45
Latin America:
Net Asset Value, offering price and redemption price per share ($262,484,087 ÷ 13,555,748 shares)		$19.36
Class I:
Net Asset Value, offering price and redemption price per share ($2,767,790 ÷ 143,082 shares)		$19.34
Class Z:
Net Asset Value, offering price and redemption price per share ($14,337,618 ÷ 740,984 shares)		$19.35

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$7,851,794
Income from Fidelity Central Funds (including $58,306 from security lending)		59,354
Income before foreign taxes withheld		7,911,148
Less foreign taxes withheld		(519,473)
Total income		7,391,675
Expenses
Management fee	$2,461,292
Transfer agent fees	823,629
Distribution and service plan fees	54,691
Accounting fees	188,625
Custodian fees and expenses	114,771
Independent trustees' fees and expenses	1,467
Registration fees	87,506
Audit	71,696
Legal	1,473
Interest	124
Miscellaneous	1,665
Total expenses before reductions	3,806,939
Expense reductions	(5,818)
Total expenses after reductions		3,801,121
Net investment income (loss)		3,590,554
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(25,254,649)
Foreign currency transactions	(108,808)
Total net realized gain (loss)		(25,363,457)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	65,397,648
Assets and liabilities in foreign currencies	11,448
Total change in net unrealized appreciation (depreciation)		65,409,096
Net gain (loss)		40,045,639
Net increase (decrease) in net assets resulting from operations		$43,636,193

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,590,554	$1,982,150
Net realized gain (loss)	(25,363,457)	525,861
Change in net unrealized appreciation (depreciation)	65,409,096	(211,059,483)
Net increase (decrease) in net assets resulting from operations	43,636,193	(208,551,472)
Distributions to shareholders	(228,705)	(13,930,227)
Share transactions - net increase (decrease)	(58,067,183)	(48,747,456)
Total increase (decrease) in net assets	(14,659,695)	(271,229,155)
Net Assets
Beginning of period	307,823,865	579,053,020
End of period	$293,164,170	$307,823,865

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Latin America Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.40	$28.36	$21.98	$24.93	$22.45
Income from Investment Operations
Net investment income (loss)A	.15	.04	.69	.50	.42
Net realized and unrealized gain (loss)	1.82	(10.40)	6.11	(3.16)	2.48
Total from investment operations	1.97	(10.36)	6.80	(2.66)	2.90
Distributions from net investment income	–B	(.60)	(.42)	(.29)	(.43)
Total distributions	–B	(.60)	(.42)	(.29)	(.43)
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$19.37	$17.40	$28.36	$21.98	$24.93
Total ReturnC,D	11.34%	(37.31)%	31.60%	(10.78)%	13.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.33%	1.36%	1.36%	1.38%	1.39%
Expenses net of fee waivers, if any	1.33%	1.35%	1.36%	1.38%	1.39%
Expenses net of all reductions	1.33%	1.33%	1.36%	1.36%	1.38%
Net investment income (loss)	.70%	.18%	2.81%	2.08%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$10,217	$9,131	$17,953	$14,157	$17,801
Portfolio turnover rateG	33%	54%	48%	53%	51%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.44	$28.41	$22.00	$24.96	$22.47
Income from Investment Operations
Net investment income (loss)A	.10	(.02)	.63	.43	.36
Net realized and unrealized gain (loss)	1.81	(10.42)	6.13	(3.16)	2.49
Total from investment operations	1.91	(10.44)	6.76	(2.73)	2.85
Distributions from net investment income	–	(.53)	(.35)	(.23)	(.37)
Total distributions	–	(.53)	(.35)	(.23)	(.37)
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$19.35	$17.44	$28.41	$22.00	$24.96
Total ReturnC,D	10.95%	(37.45)%	31.26%	(11.04)%	13.24%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.59%	1.62%	1.64%	1.66%	1.66%
Expenses net of fee waivers, if any	1.59%	1.61%	1.63%	1.66%	1.66%
Expenses net of all reductions	1.59%	1.59%	1.63%	1.63%	1.66%
Net investment income (loss)	.44%	(.09)%	2.54%	1.80%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$2,701	$2,912	$6,032	$5,098	$6,740
Portfolio turnover rateG	33%	54%	48%	53%	51%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.61	$28.67	$22.16	$25.12	$22.61
Income from Investment Operations
Net investment income (loss)A	(.01)	(.13)	.51	.32	.26
Net realized and unrealized gain (loss)	1.85	(10.56)	6.21	(3.18)	2.52
Total from investment operations	1.84	(10.69)	6.72	(2.86)	2.78
Distributions from net investment income	–	(.37)	(.21)	(.10)	(.28)
Total distributions	–	(.37)	(.21)	(.10)	(.28)
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$19.45	$17.61	$28.67	$22.16	$25.12
Total ReturnC,D	10.45%	(37.78)%	30.62%	(11.43)%	12.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.08%	2.11%	2.12%	2.13%	2.14%
Expenses net of fee waivers, if any	2.08%	2.11%	2.12%	2.13%	2.14%
Expenses net of all reductions	2.08%	2.09%	2.12%	2.11%	2.14%
Net investment income (loss)	(.05)%	(.58)%	2.06%	1.33%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$656	$810	$3,438	$3,498	$5,094
Portfolio turnover rateG	33%	54%	48%	53%	51%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.36	$28.30	$21.94	$24.89	$22.41
Income from Investment Operations
Net investment income (loss)A	.22	.10	.77	.57	.49
Net realized and unrealized gain (loss)	1.79	(10.36)	6.09	(3.15)	2.46
Total from investment operations	2.01	(10.26)	6.86	(2.58)	2.95
Distributions from net investment income	(.01)	(.68)	(.50)	(.37)	(.48)
Total distributions	(.01)	(.68)	(.50)	(.37)	(.48)
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$19.36	$17.36	$28.30	$21.94	$24.89
Total ReturnC	11.58%	(37.13)%	32.06%	(10.50)%	13.87%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.04%	1.05%	1.05%	1.07%	1.09%
Expenses net of fee waivers, if any	1.04%	1.05%	1.04%	1.07%	1.09%
Expenses net of all reductions	1.04%	1.03%	1.04%	1.05%	1.09%
Net investment income (loss)	.99%	.48%	3.13%	2.39%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$262,484	$277,942	$517,901	$445,845	$597,161
Portfolio turnover rateF	33%	54%	48%	53%	51%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.34	$28.28	$21.92	$24.88	$22.40
Income from Investment Operations
Net investment income (loss)A	.23	.12	.78	.59	.51
Net realized and unrealized gain (loss)	1.78	(10.34)	6.08	(3.15)	2.45
Total from investment operations	2.01	(10.22)	6.86	(2.56)	2.96
Distributions from net investment income	(.01)	(.72)	(.50)	(.40)	(.49)
Total distributions	(.01)	(.72)	(.50)	(.40)	(.49)
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$19.34	$17.34	$28.28	$21.92	$24.88
Total ReturnC	11.60%	(37.07)%	32.09%	(10.44)%	13.94%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.00%	.99%	1.01%	1.01%	1.01%
Expenses net of fee waivers, if any	1.00%	.99%	1.00%	1.01%	1.01%
Expenses net of all reductions	1.00%	.97%	1.00%	.98%	1.01%
Net investment income (loss)	1.04%	.54%	3.17%	2.45%	2.27%
Supplemental Data
Net assets, end of period (000 omitted)	$2,768	$3,508	$7,124	$4,546	$8,600
Portfolio turnover rateF	33%	54%	48%	53%	51%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$17.32	$28.24	$21.92	$21.51
Income from Investment Operations
Net investment income (loss)B	.26	.14	.85	(.01)
Net realized and unrealized gain (loss)	1.79	(10.32)	6.03	.42
Total from investment operations	2.05	(10.18)	6.88	.41
Distributions from net investment income	(.02)	(.74)	(.56)	–
Total distributions	(.02)	(.74)	(.56)	–
Net asset value, end of period	$19.35	$17.32	$28.24	$21.92
Total ReturnC,D	11.82%	(37.00)%	32.28%	1.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.86%	.86%	.95%G
Expenses net of fee waivers, if any	.85%	.86%	.86%	.95%G
Expenses net of all reductions	.85%	.84%	.86%	.93%G
Net investment income (loss)	1.19%	.67%	3.31%	(.37)%G
Supplemental Data
Net assets, end of period (000 omitted)	$14,338	$13,520	$26,605	$145
Portfolio turnover rateH	33%	54%	48%	53%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Latin America, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$47,173,401
Gross unrealized depreciation	(49,707,000)
Net unrealized appreciation (depreciation)	$(2,533,599)
Tax Cost	$300,840,402

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,956,688
Capital loss carryforward	$(67,740,655)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,553,881)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(33,670,551)
Long-term	(34,070,104)
Total capital loss carryforward	$(67,740,655)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$228,705	$ 13,930,227

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Latin America Fund	118,202,563	171,184,795

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$29,354	$1,342
Class M	.25%	.25%	16,997	440
Class C	.75%	.25%	8,340	1,435
			$54,691	$3,217

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8,003
Class M	349
Class C(a)	83
$8,435

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$32,212.27
Class M	9,608.28
Class C	2,302.28
Latin America	764,948.23
Class I	6,586.19
Class Z	7,973.04
	$823,629

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Latin America Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Latin America Fund	$583

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Latin America Fund	Borrower	$5,253,333.28%		$124

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Latin America Fund	796,570	3,855,680	(29,821)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Latin America Fund	$664

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Latin America Fund	$5,983	$8	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,818.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Latin America Fund
Distributions to shareholders
Class A	$1,584	$377,476
Class M	–	110,623
Class C	–	43,517
Latin America	206,329	12,445,183
Class I	2,224	292,870
Class Z	18,568	660,558
Total	$228,705	$13,930,227

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Latin America Fund
Class A
Shares sold	110,803	58,793	$2,384,222	$1,227,367
Reinvestment of distributions	65	13,321	1,514	367,553
Shares redeemed	(107,876)	(180,467)	(2,368,760)	(3,825,749)
Net increase (decrease)	2,992	(108,353)	$16,976	$(2,230,829)
Class M
Shares sold	13,216	10,639	$293,089	$235,009
Reinvestment of distributions	–	3,964	–	109,913
Shares redeemed	(40,671)	(59,887)	(902,364)	(1,237,441)
Net increase (decrease)	(27,455)	(45,284)	$(609,275)	$(892,519)
Class C
Shares sold	11,722	9,815	$266,527	$242,018
Reinvestment of distributions	–	1,420	–	40,064
Shares redeemed	(24,019)	(85,138)	(539,967)	(2,000,990)
Net increase (decrease)	(12,297)	(73,903)	$(273,440)	$(1,718,908)
Latin America
Shares sold	1,866,181	4,448,914	$40,971,358	$97,253,119
Reinvestment of distributions	7,805	404,088	181,543	11,085,949
Shares redeemed	(4,328,777)	(7,144,685)	(95,189,209)	(149,090,348)
Net increase (decrease)	(2,454,791)	(2,291,683)	$(54,036,308)	$(40,751,280)
Class I
Shares sold	44,698	476,368	$976,766	$12,550,386
Reinvestment of distributions	94	10,595	2,192	290,124
Shares redeemed	(104,070)	(536,551)	(2,256,112)	(11,981,884)
Net increase (decrease)	(59,278)	(49,588)	$(1,277,154)	$858,626
Class Z
Shares sold	714,550	436,475	$14,704,788	$8,485,713
Reinvestment of distributions	800	24,183	18,559	660,494
Shares redeemed	(755,012)	(622,264)	(16,611,329)	(13,158,753)
Net increase (decrease)	(39,662)	(161,606)	$(1,887,982)	$(4,012,546)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Nordic Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Nordic Fund	38.39%	16.21%	13.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Nordic Fund on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the FTSE® Capped Nordic Index performed over the same period.

Period Ending Values
$36,398	Fidelity® Nordic Fund
$30,083	FTSE® Capped Nordic Index

Fidelity® Nordic Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Lead Manager Andrew Sergeant:  For the fiscal year ending October 31, 2021, the fund gained 38.39%, underperforming the 43.49% result of the benchmark FTSE Capped Nordic Index. From a regional standpoint, stock picks in Europe ex U.K. and a non-benchmark allocation to the U.S. hurt the fund's relative result. Versus the benchmark, security selection was the primary detractor, especially in the consumer services area of the consumer discretionary sector. Stock picking and an overweighting in the communication services sector, especially within the media & entertainment industry, also hurt. Also hindering our result were stock picks in information technology, primarily within the technology hardware & equipment industry. Our largest individual relative detractor was an out-of-benchmark stake in Stillfront Group (-62%). We increased our position this period. Other notable relative detractors were an outsized stake in Ericsson (0%), and our lighter-than-benchmark stake in DSV (+44%), both of which were among the largest fund holdings as of October 31. Conversely, non-benchmark allocations to emerging markets, specifically Iceland, modestly contributed to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock selection in health care, especially within the pharmaceuticals, biotechnology & life sciences industry. Strong picks in the industrials sector, primarily driven by the capital goods industry, also boosted the fund's relative performance. Also lifting the fund's relative result was an overweighting in consumer discretionary, especially within the consumer services industry. AddLife, the fund's top individual contributor, advanced roughly 174% this period. This was among the biggest holdings as of October 31. Our second-largest contributor was Kongsberg Gruppen, which gained 124% the past year. Another contributor this period was Dustin Group. The fund's shares in Dustin Group gained 101% the past 12 months. All these contributors were non-benchmark positions. Notable changes in positioning include decreased exposure to Denmark and a higher allocation to Sweden. By sector, meaningful changes in positioning include increased exposure to financials and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 8, 2021, Allyson Ke and Faris Rahman assumed co-management responsibilities for the fund, joining Lead Manager Andrew Sergeant.

Fidelity® Nordic Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Sweden	52.3%
Denmark	19.0%
Finland	14.8%
Norway	8.6%
United States of America*	4.3%
Luxembourg	0.8%
Bermuda	0.2%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	96.9
Short-Term Investments and Net Other Assets (Liabilities)	3.1

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	8.8
Swedbank AB (A Shares) (Sweden, Banks)	5.1
Ericsson (B Shares) (Sweden, Communications Equipment)	4.8
Sampo Oyj (A Shares) (Finland, Insurance)	4.0
DSV A/S (Denmark, Air Freight & Logistics)	3.9
Investor AB (B Shares) (Sweden, Diversified Financial Services)	3.9
Swedish Match Co. AB (Sweden, Tobacco)	3.6
Addlife AB (Sweden, Life Sciences Tools & Services)	3.5
Alfa Laval AB (Sweden, Machinery)	3.5
VNV Global AB (Sweden, Capital Markets)	3.3
44.4

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	26.2
Financials	18.4
Health Care	15.4
Information Technology	6.5
Consumer Staples	6.3
Consumer Discretionary	5.9
Communication Services	5.4
Materials	5.0
Energy	3.7
Utilities	3.0

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2021, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Nordic Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Bermuda - 0.2%
AutoStore Holdings Ltd.	204,200	$804,796
Denmark - 19.0%
DSV A/S	70,500	16,384,266
GN Store Nord A/S	90,500	5,491,880
Novo Nordisk A/S Series B	341,000	37,392,328
ORSTED A/S (a)	88,888	12,542,394
Tryg A/S	359,783	8,529,121

TOTAL DENMARK		80,339,989

Finland - 14.8%
Elisa Corp. (A Shares)	162,000	9,771,853
Nanoform Finland PLC (b)	527,400	4,517,687
Nokian Tyres PLC	259,300	9,711,926
Olvi PLC (A Shares)	187,187	11,317,101
Sampo Oyj (A Shares)	320,000	17,016,320
UPM-Kymmene Corp.	292,200	10,309,143

TOTAL FINLAND		62,644,030

Luxembourg - 0.8%
Subsea 7 SA	400,000	3,587,164
Norway - 8.6%
Equinor ASA	359,200	9,088,531
Kongsberg Gruppen ASA	380,000	12,459,901
Schibsted ASA (B Shares)	203,350	9,180,706
Selvaag Bolig ASA	350,000	2,150,239
TGS ASA	300,900	2,768,256
Volue A/S	85,700	599,542

TOTAL NORWAY		36,247,175

Sweden - 52.3%
Addlife AB	363,084	14,848,056
Alfa Laval AB	344,900	14,767,085
ASSA ABLOY AB (B Shares)	475,300	13,946,570
Atlas Copco AB (B Shares)	232,100	12,553,616
Dustin Group AB (a)	606,966	7,428,054
Eltel AB (a)(b)	1,477,623	3,010,992
Ericsson (B Shares)	1,878,400	20,503,501
Fortnox AB	33,000	2,336,283
Haypp Group (b)	385,600	2,662,562
HEXPOL AB (B Shares)	948,770	11,080,767
Instalco AB	160,000	8,476,945
Investor AB (B Shares)	707,400	16,301,171
INVISIO AB	320,000	5,782,953
John Mattson Fastighetsforetag (b)	120,731	2,474,226
Lagercrantz Group AB (B Shares)	326,653	4,374,138
Momentum Group AB (B Shares)	201,969	5,185,627
Nibe Industrier AB (B Shares)	737,600	10,980,689
Stillfront Group AB (b)	807,800	3,604,436
Surgical Science Sweden AB (b)	96,100	2,859,053
Swedbank AB (A Shares)	1,001,699	21,722,918
Swedish Match Co. AB	1,741,000	15,321,935
VNV Global AB (b)	955,496	14,018,688
VNV Global AB warrants 8/10/23 (b)	162,854	350,815
Volvo AB (B Shares)	272,600	6,345,854

TOTAL SWEDEN		220,936,934

United States of America - 1.2%
Autoliv, Inc. (depositary receipt)	53,200	5,141,593
TOTAL COMMON STOCKS
(Cost $289,252,642)		409,701,681

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.06% (c)
(Cost $10,608,095)	10,605,974	10,608,095
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $299,860,737)		420,309,776
NET OTHER ASSETS (LIABILITIES) - 0.6%		2,363,709
NET ASSETS - 100%		$422,673,485

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $22,981,440 or 5.4% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$16,853,661	$86,698,680	$92,944,264	$3,628	$18	$--	$10,608,095	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	12,355,896	139,716,127	152,072,023	100,330	--	--	--	0.0%
Total	$29,209,557	$226,414,807	$245,016,287	$103,958	$18	$--	$10,608,095

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$22,556,995	$22,556,995	$--	$--
Consumer Discretionary	24,944,135	24,944,135	--	--
Consumer Staples	26,639,036	26,639,036	--	--
Energy	15,443,951	15,443,951	--	--
Financials	77,939,033	77,939,033	--	--
Health Care	65,109,004	27,716,676	37,392,328	--
Industrials	110,699,294	96,752,724	13,946,570	--
Information Technology	27,813,464	7,309,963	20,503,501	--
Materials	21,389,910	21,389,910	--	--
Real Estate	4,624,465	4,624,465	--	--
Utilities	12,542,394	12,542,394	--	--
Money Market Funds	10,608,095	10,608,095	--	--
Total Investments in Securities:	$420,309,776	$348,467,377	$71,842,399	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Nordic Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $289,252,642)	$409,701,681
Fidelity Central Funds (cost $10,608,095)	10,608,095
Total Investment in Securities (cost $299,860,737)		$420,309,776
Receivable for fund shares sold		1,190,589
Dividends receivable		723,747
Reclaims receivable		993,781
Distributions receivable from Fidelity Central Funds		282
Prepaid expenses		531
Other receivables		887
Total assets		423,219,593
Liabilities
Payable for fund shares redeemed	$180,637
Accrued management fee	232,009
Accrued audit fees	47,517
Transfer agent fee payable	52,421
Other affiliated payables	17,823
Other payables and accrued expenses	15,701
Total liabilities		546,108
Net Assets		$422,673,485
Net Assets consist of:
Paid in capital		$266,012,137
Total accumulated earnings (loss)		156,661,348
Net Assets		$422,673,485
Net Asset Value, offering price and redemption price per share ($422,673,485 ÷ 5,593,416 shares)		$75.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$10,950,016
Foreign tax reclaims		591,916
Income from Fidelity Central Funds (including $100,330 from security lending)		103,958
Income before foreign taxes withheld		11,645,890
Less foreign taxes withheld		(2,141,455)
Total income		9,504,435
Expenses
Management fee	$2,637,709
Transfer agent fees	608,037
Accounting fees	202,184
Custodian fees and expenses	31,647
Independent trustees' fees and expenses	1,478
Registration fees	28,546
Audit	86,518
Legal	2,279
Interest	169
Miscellaneous	1,484
Total expenses before reductions	3,600,051
Expense reductions	(6,341)
Total expenses after reductions		3,593,710
Net investment income (loss)		5,910,725
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,063,662
Fidelity Central Funds	18
Foreign currency transactions	51,627
Total net realized gain (loss)		43,115,307
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	67,227,455
Assets and liabilities in foreign currencies	(9,173)
Total change in net unrealized appreciation (depreciation)		67,218,282
Net gain (loss)		110,333,589
Net increase (decrease) in net assets resulting from operations		$116,244,314

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,910,725	$815,001
Net realized gain (loss)	43,115,307	7,643,755
Change in net unrealized appreciation (depreciation)	67,218,282	52,885,593
Net increase (decrease) in net assets resulting from operations	116,244,314	61,344,349
Distributions to shareholders	(11,742,235)	(12,119,885)
Share transactions
Proceeds from sales of shares	71,976,424	30,960,753
Reinvestment of distributions	10,959,662	11,280,829
Cost of shares redeemed	(66,188,320)	(51,938,088)
Net increase (decrease) in net assets resulting from share transactions	16,747,766	(9,696,506)
Total increase (decrease) in net assets	121,249,845	39,527,958
Net Assets
Beginning of period	301,423,640	261,895,682
End of period	$422,673,485	$301,423,640
Other Information
Shares
Sold	1,040,902	579,201
Issued in reinvestment of distributions	175,805	242,286
Redeemed	(957,162)	(1,096,848)
Net increase (decrease)	259,545	(275,361)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Nordic Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$56.51	$46.69	$49.64	$54.34	$45.28
Income from Investment Operations
Net investment income (loss)A	1.06	.15	1.50B	.47	.51
Net realized and unrealized gain (loss)	20.17	11.86	.15	(3.01)	9.32
Total from investment operations	21.23	12.01	1.65	(2.54)	9.83
Distributions from net investment income	(.96)	(1.60)	(.05)	(.50)	(.65)
Distributions from net realized gain	(1.21)	(.59)	(4.55)	(1.67)	(.12)
Total distributions	(2.17)	(2.19)	(4.60)	(2.17)	(.77)
Redemption fees added to paid in capitalA	–	–	–	.01	–C
Net asset value, end of period	$75.57	$56.51	$46.69	$49.64	$54.34
Total ReturnD	38.39%	26.73%	3.96%	(4.80)%	22.14%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.96%	.98%	.98%	.99%
Expenses net of fee waivers, if any	.92%	.96%	.98%	.97%	.99%
Expenses net of all reductions	.92%	.96%	.96%	.97%	.96%
Net investment income (loss)	1.51%	.31%	3.28%B	.89%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$422,673	$301,424	$261,896	$290,184	$376,747
Portfolio turnover rateG	34%	29%	34%	56%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.82 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 1.50%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$115,439,913
Gross unrealized depreciation	(11,422,615)
Net unrealized appreciation (depreciation)	$104,017,298
Tax Cost	$316,292,478

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,978,980
Undistributed long-term capital gain	$35,656,309
Net unrealized appreciation (depreciation) on securities and other investments	$104,026,060

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$9,275,879	$ 8,845,138
Long-term Capital Gains	2,466,356	3,274,747
Total	$11,742,235	$ 12,119,885

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Nordic Fund	145,083,865	130,363,905

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Nordic Fund	.05

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Nordic Fund	Borrower	$6,987,333.29%		$169

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Nordic Fund	$685

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Nordic Fund	$6,168	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $6,341.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Pacific Basin Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pacific Basin Fund	20.08%	14.81%	12.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pacific Basin Fund on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Period Ending Values
$33,586	Fidelity® Pacific Basin Fund
$20,460	MSCI AC (All Country) Pacific Index

Fidelity® Pacific Basin Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Co-Managers Kirk Neureiter, Bruce MacDonald, and Stephen Lieu:  For the fiscal year ending October 31, 2021, the fund gained 20.08%, outperforming the 15.03% result of the benchmark MS All Country Pacific Free (Net of MA) Index. From a regional standpoint, stock selection in Japan and emerging markets contributed most to the fund's relative result. Looking at sectors and industries, security selection in the health care equipment & services area of health care was a noteworthy contributor versus the benchmark. Stock picking and an overweighting in the information technology sector, primarily driven by the semiconductors & semiconductor equipment industry, also bolstered the fund's relative result. Also boosting the fund's relative result were stock picks in financials, especially within the diversified financials industry. The fund's largest individual contributor, eMemory Technology, advanced about 317% this period. Our second-largest contributor was ASML Holding, which gained roughly 119% while the fund owned it. ASML Holding was not held at period end. Another contributor this period was Open House. The fund's shares in Open House gained roughly 90% the past 12 months. All of these contributors were non-benchmark positions. In contrast, an underweighting in Asia Pacific ex Japan modestly hindered the fund's relative result. By sector, the largest detractor from performance versus the benchmark was an underweighting in materials. An overweighting in the health care sector, primarily within the health care equipment & services industry, also hindered the fund's relative result. Further hindering the fund's relative result was stock selection in communication services. The fund's biggest individual relative detractor was an outsized stake in Alibaba Group Holding, which returned approximately -45% the past year. The company was among our largest holdings. Also hindering performance was our overweighting in Hansoh Pharmacetical Group, which returned about -49%. Also hampering performance was our outsized stake in Tencent Holdings, which returned about -19%. Tencent Holdings was one of the fund's biggest holdings. Notable changes in positioning include increased exposure to Taiwan and a lower allocation to Hong Kong. By sector, meaningful changes in positioning include reduced exposure to consumer staples and a higher allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 30, 2021, Stephen Lieu assumed co-management responsibilities for the fund, joining Kirk Neureiter and Bruce MacDonald.

Fidelity® Pacific Basin Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	39.2%
Cayman Islands	13.0%
Taiwan	11.0%
Australia	8.7%
India	6.3%
China	5.9%
Korea (South)	5.9%
Hong Kong	3.1%
Indonesia	1.9%
Other*	5.0%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	100.0

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	5.9
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.2
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	4.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.1
Sony Group Corp. (Japan, Household Durables)	2.4
Shin-Etsu Chemical Co. Ltd. (Japan, Chemicals)	2.2
Hoya Corp. (Japan, Health Care Equipment & Supplies)	2.1
DENSO Corp. (Japan, Auto Components)	2.0
CSL Ltd. (Australia, Biotechnology)	2.0
AIA Group Ltd. (Hong Kong, Insurance)	2.0
31.0

Top Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	22.9
Consumer Discretionary	15.6
Financials	14.4
Health Care	14.3
Industrials	11.5
Communication Services	8.7
Consumer Staples	4.2
Energy	2.7
Materials	2.6
Real Estate	2.3

Fidelity® Pacific Basin Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
Australia - 8.7%
Aristocrat Leisure Ltd.	391,468	$13,746,411
BWX Ltd.	2,655,271	9,308,013
CSL Ltd.	109,654	24,786,585
HUB24 Ltd.	397,473	9,472,290
Lynas Rare Earths Ltd. (a)	999,127	5,509,179
Macquarie Group Ltd.	130,520	19,297,382
National Storage REIT unit	7,468,241	13,426,982
PointsBet Holdings Ltd. (a)	339,620	2,107,703
Technology One Ltd.	889,134	8,166,671

TOTAL AUSTRALIA		105,821,216

Cayman Islands - 13.0%
Alibaba Group Holding Ltd. (a)	2,441,900	50,211,954
Anta Sports Products Ltd.	296,000	4,626,129
Antengene Corp. (b)	2,162,726	2,868,624
Bilibili, Inc. Class Z (a)	60,100	4,403,883
China High Precision Automation Group Ltd. (a)(c)	1,875,000	2
China Metal Recycling (Holdings) Ltd. (a)(c)	2,572,200	3
Hansoh Pharmaceutical Group Co. Ltd. (b)	3,810,000	8,510,738
Hypebeast Ltd. (a)	21,817,500	3,224,745
International Housewares Retail Co. Ltd.	3,738,700	1,302,214
Medlive Technology Co. Ltd.	95,500	471,670
Sea Ltd. ADR (a)	25,000	8,589,250
Shenzhou International Group Holdings Ltd.	424,700	9,149,823
Tencent Holdings Ltd.	835,500	50,823,292
XPeng, Inc. Class A	438,100	10,165,553
Zai Lab Ltd. (a)	41,900	4,346,749

TOTAL CAYMAN ISLANDS		158,694,629

China - 5.8%
Centre Testing International Group Co. Ltd. (A Shares)	1,916,909	8,268,227
Estun Automation Co. Ltd. (A Shares)	2,667,514	11,014,439
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	358,900	9,547,135
Kweichow Moutai Co. Ltd. (A Shares)	58,350	16,633,769
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	158,199	9,288,071
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)	244,000	1,130,544
Yunnan Baiyao Group Co. Ltd. (A Shares)	543,033	7,595,638
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	1,920,290	7,110,686

TOTAL CHINA		70,588,509

Hong Kong - 3.1%
AIA Group Ltd.	2,155,400	24,155,592
Hang Seng Bank Ltd.	721,400	13,722,409

TOTAL HONG KONG		37,878,001

India - 6.3%
Axis Bank Ltd. (a)	935,898	9,264,710
Embassy Office Parks (REIT)	3,032,200	14,144,199
HDFC Bank Ltd.	416,032	8,804,485
Housing Development Finance Corp. Ltd.	247,184	9,381,153
Indraprastha Gas Ltd.	758,600	4,796,218
Petronet LNG Ltd.	1,275,200	3,905,305
Power Grid Corp. of India Ltd.	1,995,280	4,925,976
Reliance Industries Ltd.	636,375	21,533,001

TOTAL INDIA		76,755,047

Indonesia - 1.9%
PT Bank Central Asia Tbk	26,099,000	13,770,251
PT Bank Rakyat Indonesia Tbk	30,176,775	9,058,580

TOTAL INDONESIA		22,828,831

Japan - 39.2%
Astellas Pharma, Inc.	434,100	7,318,396
Create SD Holdings Co. Ltd.	183,200	5,631,954
Daiichikosho Co. Ltd.	208,700	7,577,780
DENSO Corp.	342,700	24,844,096
Fujitsu Ltd.	21,800	3,767,689
Hitachi Ltd.	317,300	18,284,274
Hoya Corp.	170,300	25,069,617
INPEX Corp.	886,600	7,393,643
Iriso Electronics Co. Ltd.	135,100	6,206,569
JEOL Ltd.	68,900	5,221,817
Keyence Corp.	27,100	16,357,961
Kyowa Hakko Kirin Co., Ltd.	290,000	9,537,542
Lifenet Insurance Co. (a)	382,300	3,808,325
Minebea Mitsumi, Inc.	416,300	10,539,483
Misumi Group, Inc.	271,800	11,367,699
Murata Manufacturing Co. Ltd.	125,096	9,279,445
Net One Systems Co. Ltd.	158,000	5,181,357
Nihon M&A Center Holdings, Inc.	400,300	12,290,971
Nitori Holdings Co. Ltd.	53,200	9,773,399
NSD Co. Ltd.	539,600	10,281,812
Olympus Corp.	833,300	18,051,815
Open House Co. Ltd.	241,200	15,382,062
ORIX Corp.	805,100	16,002,415
Outsourcing, Inc.	196,800	3,775,282
Pan Pacific International Holdings Ltd.	307,500	6,456,546
Park24 Co. Ltd. (a)	361,300	5,534,309
Recruit Holdings Co. Ltd.	268,900	17,886,964
Renesas Electronics Corp. (a)	1,485,800	18,277,463
SCSK Corp.	187,800	3,800,526
Shin-Etsu Chemical Co. Ltd.	150,300	26,803,460
SMS Co., Ltd.	282,800	10,972,177
SoftBank Group Corp.	382,800	20,723,799
Sony Group Corp.	256,600	29,713,351
Sugi Holdings Co. Ltd.	74,200	5,312,817
Sumco Corp.	85,100	1,626,143
TechnoPro Holdings, Inc.	171,600	5,484,208
TIS, Inc.	252,000	6,865,204
Tokio Marine Holdings, Inc.	195,300	10,286,459
Tsuruha Holdings, Inc.	105,700	13,037,588
Yamato Holdings Co. Ltd.	218,600	5,373,887
Z Holdings Corp.	1,606,800	9,975,048
ZOZO, Inc.	467,000	14,990,026

TOTAL JAPAN		476,065,378

Korea (South) - 1.8%
KB Financial Group, Inc.	160,340	7,721,301
SK Hynix, Inc.	165,288	14,495,567

TOTAL KOREA (SOUTH)		22,216,868

New Zealand - 1.7%
EBOS Group Ltd.	416,179	10,810,978
Ryman Healthcare Group Ltd.	928,240	9,611,805

TOTAL NEW ZEALAND		20,422,783

Singapore - 1.7%
United Overseas Bank Ltd.	1,013,100	20,096,719
Taiwan - 11.0%
eMemory Technology, Inc.	181,000	14,950,620
Formosa Sumco Technology Corp.	1,080,000	6,108,817
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,246,000	12,473,406
MediaTek, Inc.	548,000	17,968,181
Taiwan Semiconductor Manufacturing Co. Ltd.	3,345,000	70,888,888
Voltronic Power Technology Corp.	194,413	11,345,704

TOTAL TAIWAN		133,735,616

United States of America - 1.6%
GI Dynamics, Inc. CDI (a)(c)	5,561,290	8,367
ResMed, Inc. CDI	679,762	19,006,915
Space Exploration Technologies Corp. Class A (a)(c)(d)	500	209,995

TOTAL UNITED STATES OF AMERICA		19,225,277

TOTAL COMMON STOCKS
(Cost $723,995,381)		1,164,328,874

Preferred Stocks - 4.2%
Convertible Preferred Stocks - 0.1%
China - 0.1%
dMed Biopharmaceutical Co. Ltd. Series C (c)(d)	87,773	1,213,901
Nonconvertible Preferred Stocks - 4.1%
Korea (South) - 4.1%
Samsung Electronics Co. Ltd.	903,220	49,365,010
TOTAL PREFERRED STOCKS
(Cost $46,730,562)		50,578,911

Money Market Funds - 0.6%
Fidelity Cash Central Fund 0.06% (e)
(Cost $6,873,053)	6,871,679	6,873,053
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $777,598,996)		1,221,780,838
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(7,054,951)
NET ASSETS - 100%		$1,214,725,887

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,509,906 or 1.0% of net assets.

 (c) Level 3 security

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,423,896 or 0.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$1,246,653
Space Exploration Technologies Corp. Class A	2/16/21	$209,995

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$21,641,933	$310,146,679	$324,915,604	$10,116	$45	$--	$6,873,053	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	53,918	25,420,243	25,474,161	7,482	--	--	--	0.0%
Total	$21,695,851	$335,566,922	$350,389,765	$17,598	$45	$--	$6,873,053

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$105,317,797	$11,813,995	$93,503,802	$--
Consumer Discretionary	192,469,267	21,782,457	170,686,810	--
Consumer Staples	49,924,141	25,941,782	23,982,359	--
Energy	32,831,949	25,438,306	7,393,643	--
Financials	174,842,071	95,004,914	79,837,157	--
Health Care	174,396,907	103,157,033	70,017,606	1,222,268
Industrials	139,458,305	37,739,056	101,509,254	209,995
Information Technology	276,061,331	59,667,695	216,393,634	2
Materials	32,312,642	5,509,179	26,803,460	3
Real Estate	27,571,181	27,571,181	--	--
Utilities	9,722,194	9,722,194	--	--
Money Market Funds	6,873,053	6,873,053	--	--
Total Investments in Securities:	$1,221,780,838	$430,220,845	$790,127,725	$1,432,268

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pacific Basin Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $770,725,943)	$1,214,907,785
Fidelity Central Funds (cost $6,873,053)	6,873,053
Total Investment in Securities (cost $777,598,996)		$1,221,780,838
Foreign currency held at value (cost $159,169)		158,981
Receivable for investments sold		13,139,731
Receivable for fund shares sold		189,280
Dividends receivable		2,306,223
Distributions receivable from Fidelity Central Funds		308
Prepaid expenses		1,742
Other receivables		87,265
Total assets		1,237,664,368
Liabilities
Payable for fund shares redeemed	$673,295
Accrued management fee	878,679
Notes payable to affiliates	17,815,000
Other affiliated payables	195,815
Other payables and accrued expenses	3,375,692
Total liabilities		22,938,481
Net Assets		$1,214,725,887
Net Assets consist of:
Paid in capital		$650,945,756
Total accumulated earnings (loss)		563,780,131
Net Assets		$1,214,725,887
Net Asset Value, offering price and redemption price per share ($1,214,725,887 ÷ 26,348,961 shares)		$46.10

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$19,723,404
Income from Fidelity Central Funds (including $7,482 from security lending)		17,598
Income before foreign taxes withheld		19,741,002
Less foreign taxes withheld		(2,116,175)
Total income		17,624,827
Expenses
Management fee
Basic fee	$8,734,208
Performance adjustment	1,941,759
Transfer agent fees	1,829,363
Accounting fees	587,817
Custodian fees and expenses	216,640
Independent trustees' fees and expenses	5,014
Registration fees	39,214
Audit	91,416
Legal	1,765
Interest	520
Miscellaneous	5,609
Total expenses before reductions	13,453,325
Expense reductions	(20,449)
Total expenses after reductions		13,432,876
Net investment income (loss)		4,191,951
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $100,831)	140,904,971
Fidelity Central Funds	45
Foreign currency transactions	(255,600)
Total net realized gain (loss)		140,649,416
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,501,886)	73,516,875
Assets and liabilities in foreign currencies	(54,785)
Total change in net unrealized appreciation (depreciation)		73,462,090
Net gain (loss)		214,111,506
Net increase (decrease) in net assets resulting from operations		$218,303,457

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,191,951	$4,450,080
Net realized gain (loss)	140,649,416	56,003,957
Change in net unrealized appreciation (depreciation)	73,462,090	145,371,488
Net increase (decrease) in net assets resulting from operations	218,303,457	205,825,525
Distributions to shareholders	(53,433,366)	(7,073,863)
Share transactions
Proceeds from sales of shares	205,190,967	149,577,623
Reinvestment of distributions	41,320,240	5,463,324
Cost of shares redeemed	(281,328,787)	(160,273,327)
Net increase (decrease) in net assets resulting from share transactions	(34,817,580)	(5,232,380)
Total increase (decrease) in net assets	130,052,511	193,519,282
Net Assets
Beginning of period	1,084,673,376	891,154,094
End of period	$1,214,725,887	$1,084,673,376
Other Information
Shares
Sold	4,574,024	4,337,162
Issued in reinvestment of distributions	976,607	163,622
Redeemed	(6,211,375)	(4,784,617)
Net increase (decrease)	(660,744)	(283,833)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pacific Basin Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$40.16	$32.65	$29.51	$35.53	$28.82
Income from Investment Operations
Net investment income (loss)A	.15	.16	.26	.22	.25
Net realized and unrealized gain (loss)	7.74	7.61	5.74	(4.69)	7.09
Total from investment operations	7.89	7.77	6.00	(4.47)	7.34
Distributions from net investment income	(.10)	(.26)	(.20)	(.23)	(.17)
Distributions from net realized gain	(1.85)	–	(2.67)	(1.32)	(.46)
Total distributions	(1.95)	(.26)	(2.86)B	(1.55)	(.63)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$46.10	$40.16	$32.65	$29.51	$35.53
Total ReturnD	20.08%	23.95%	22.37%	(13.24)%	26.22%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.11%	.97%	1.07%	1.11%
Expenses net of fee waivers, if any	1.04%	1.11%	.97%	1.07%	1.11%
Expenses net of all reductions	1.04%	1.10%	.97%	1.06%	1.10%
Net investment income (loss)	.32%	.47%	.88%	.62%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$1,214,726	$1,084,673	$891,154	$807,632	$975,259
Portfolio turnover rateG	40%	27%	32%	37%	36%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$447,726,176
Gross unrealized depreciation	(33,722,082)
Net unrealized appreciation (depreciation)	$414,004,094
Tax Cost	$807,776,744

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$30,731,745
Undistributed long-term capital gain	$122,234,259
Net unrealized appreciation (depreciation) on securities and other investments	$413,944,147

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$3,423,461	$ 7,073,863
Long-term Capital Gains	50,009,905	–
Total	$53,433,366	$ 7,073,863

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pacific Basin Fund	498,750,588	563,849,148

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Pacific Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pacific Basin Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Pacific Basin Fund	$285

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Pacific Basin Fund	Borrower	$14,862,750.32%		$520

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Pacific Basin Fund	4,868,501	–	–

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Pacific Basin Fund	$2,305

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Pacific Basin Fund	$214	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $32.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $20,417.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Pacific Basin Fund	19%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Pacific Basin Fund	23%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund (ten of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodians, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021) for each fund, with the exception of Fidelity Emerging Markets Fund Class A, Class M, Class C, Class I and Class Z, and for the period (May 11, 2021 to October 31, 2021) for Fidelity Emerging Markets Fund Class A, Class M, Class C, Class I and Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value October 31, 2021	Expenses Paid During Period
Fidelity Canada Fund
Class A	1.10%
Actual		$1,000.00	$1,100.70	$5.82-B
Hypothetical-C		$1,000.00	$1,019.66	$5.60-D
Class M	1.39%
Actual		$1,000.00	$1,099.20	$7.35-B
Hypothetical-C		$1,000.00	$1,018.20	$7.07-D
Class C	1.87%
Actual		$1,000.00	$1,096.40	$9.88-B
Hypothetical-C		$1,000.00	$1,015.78	$9.50-D
Canada	.78%
Actual		$1,000.00	$1,102.60	$4.13-B
Hypothetical-C		$1,000.00	$1,021.27	$3.97-D
Class I	.74%
Actual		$1,000.00	$1,102.80	$3.92-B
Hypothetical-C		$1,000.00	$1,021.48	$3.77-D
Class Z	.65%
Actual		$1,000.00	$1,103.30	$3.45-B
Hypothetical-C		$1,000.00	$1,021.93	$3.31-D
Fidelity China Region Fund
Class A	1.20%
Actual		$1,000.00	$863.70	$5.64-B
Hypothetical-C		$1,000.00	$1,019.16	$6.11-D
Class M	1.50%
Actual		$1,000.00	$862.40	$7.04-B
Hypothetical-C		$1,000.00	$1,017.64	$7.63-D
Class C	1.95%
Actual		$1,000.00	$860.60	$9.14-B
Hypothetical-C		$1,000.00	$1,015.38	$9.91-D
China Region	.90%
Actual		$1,000.00	$865.10	$4.23-B
Hypothetical-C		$1,000.00	$1,020.67	$4.58-D
Class I	.92%
Actual		$1,000.00	$865.00	$4.32-B
Hypothetical-C		$1,000.00	$1,020.57	$4.69-D
Class Z	.79%
Actual		$1,000.00	$865.60	$3.71-B
Hypothetical-C		$1,000.00	$1,021.22	$4.02-D
Fidelity Emerging Asia Fund	1.03%
Actual		$1,000.00	$922.80	$4.99-B
Hypothetical-C		$1,000.00	$1,020.01	$5.24-D
Fidelity Emerging Markets Fund
Class A	1.25%
Actual		$1,000.00	$1,000.00	$5.96-E
Hypothetical-C		$1,000.00	$1,018.90	$6.36-D
Class M	1.51%
Actual		$1,000.00	$998.70	$7.19-E
Hypothetical-C		$1,000.00	$1,017.59	$7.68-D
Class C	2.01%
Actual		$1,000.00	$996.40	$9.56-E
Hypothetical-C		$1,000.00	$1,015.07	$10.21-D
Emerging Markets	.87%
Actual		$1,000.00	$1,001.70	$4.39-B
Hypothetical-C		$1,000.00	$1,020.82	$4.43-D
Class K	.76%
Actual		$1,000.00	$1,002.10	$3.84-B
Hypothetical-C		$1,000.00	$1,021.37	$3.87-D
Class I	.93%
Actual		$1,000.00	$1,001.50	$4.44-E
Hypothetical-C		$1,000.00	$1,020.52	$4.74-D
Class Z	.78%
Actual		$1,000.00	$1,002.30	$3.72-E
Hypothetical-C		$1,000.00	$1,021.27	$3.97-D
Fidelity Europe Fund
Class A	1.34%
Actual		$1,000.00	$1,001.50	$6.76-B
Hypothetical-C		$1,000.00	$1,018.45	$6.82-D
Class M	1.65%
Actual		$1,000.00	$1,000.00	$8.32-B
Hypothetical-C		$1,000.00	$1,016.89	$8.39-D
Class C	2.15%
Actual		$1,000.00	$997.60	$10.83-B
Hypothetical-C		$1,000.00	$1,014.37	$10.92-D
Europe	1.03%
Actual		$1,000.00	$1,003.00	$5.20-B
Hypothetical-C		$1,000.00	$1,020.01	$5.24-D
Class I	1.04%
Actual		$1,000.00	$1,003.00	$5.25-B
Hypothetical-C		$1,000.00	$1,019.96	$5.30-D
Class Z	.93%
Actual		$1,000.00	$1,003.70	$4.70-B
Hypothetical-C		$1,000.00	$1,020.52	$4.74-D
Fidelity Japan Fund
Class A	1.39%
Actual		$1,000.00	$1,057.50	$7.21-B
Hypothetical-C		$1,000.00	$1,018.20	$7.07-D
Class M	1.70%
Actual		$1,000.00	$1,055.70	$8.81-B
Hypothetical-C		$1,000.00	$1,016.64	$8.64-D
Class C	2.09%
Actual		$1,000.00	$1,053.40	$10.82-B
Hypothetical-C		$1,000.00	$1,014.67	$10.61-D
Japan	1.09%
Actual		$1,000.00	$1,058.70	$5.66-B
Hypothetical-C		$1,000.00	$1,019.71	$5.55-D
Class I	1.04%
Actual		$1,000.00	$1,058.80	$5.40-B
Hypothetical-C		$1,000.00	$1,019.96	$5.30-D
Class Z	.97%
Actual		$1,000.00	$1,059.90	$5.04-B
Hypothetical-C		$1,000.00	$1,020.32	$4.94-D
Fidelity Japan Smaller Companies Fund	.90%
Actual		$1,000.00	$1,029.30	$4.60-B
Hypothetical-C		$1,000.00	$1,020.67	$4.58-D
Fidelity Latin America Fund
Class A	1.32%
Actual		$1,000.00	$891.80	$6.29-B
Hypothetical-C		$1,000.00	$1,018.55	$6.72-D
Class M	1.57%
Actual		$1,000.00	$890.50	$7.48-B
Hypothetical-C		$1,000.00	$1,017.29	$7.98-D
Class C	2.06%
Actual		$1,000.00	$888.10	$9.80-B
Hypothetical-C		$1,000.00	$1,014.82	$10.46-D
Latin America	1.02%
Actual		$1,000.00	$892.60	$4.87-B
Hypothetical-C		$1,000.00	$1,020.06	$5.19-D
Class I	1.00%
Actual		$1,000.00	$892.90	$4.77-B
Hypothetical-C		$1,000.00	$1,020.16	$5.09-D
Class Z	.83%
Actual		$1,000.00	$893.80	$3.96-B
Hypothetical-C		$1,000.00	$1,021.02	$4.23-D
Fidelity Nordic Fund	.91%
Actual		$1,000.00	$1,061.40	$4.73-B
Hypothetical-C		$1,000.00	$1,020.62	$4.63-D
Fidelity Pacific Basin Fund	1.03%
Actual		$1,000.00	$1,018.30	$5.24-B
Hypothetical-C		$1,000.00	$1,020.01	$5.24-D
 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 E Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 174/365 (to reflect the period May 11, 2021 to October 31, 2021.

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund
Class A	12/06/21	12/03/21	$0.611	$2.513
Class M	12/06/21	12/03/21	$0.424	$2.513
Class C	12/06/21	12/03/21	$0.000	$2.324
Canada	12/06/21	12/03/21	$0.816	$2.513
Class I	12/06/21	12/03/21	$0.857	$2.513
Class Z	12/06/21	12/03/21	$0.905	$2.513
Fidelity China Region Fund
Class A	12/06/21	12/03/21	$0.000	$4.622
Class M	12/06/21	12/03/21	$0.000	$4.622
Class C	12/06/21	12/03/21	$0.000	$4.622
China Region	12/06/21	12/03/21	$0.057	$4.622
Class I	12/06/21	12/03/21	$0.035	$4.622
Class Z	12/06/21	12/03/21	$0.124	$4.622
Fidelity Emerging Asia Fund
Emerging Asia	12/06/21	12/03/21	$0.089	$7.153
Fidelity Emerging Markets Fund
Class A	12/06/21	12/03/21	$0.480	$2.159
Class M	12/06/21	12/03/21	$0.315	$2.159
Class C	12/06/21	12/03/21	$0.184	$2.159
Emerging Markets	12/06/21	12/03/21	$0.462	$2.159
Class K	12/06/21	12/03/21	$0.538	$2.159
Class I	12/06/21	12/03/21	$0.526	$2.159
Class Z	12/06/21	12/03/21	$0.553	$2.159
Fidelity Europe Fund
Class A	12/06/21	12/03/21	$0.987	$5.117
Class M	12/06/21	12/03/21	$0.833	$5.117
Class C	12/06/21	12/03/21	$0.524	$5.117
Europe	12/06/21	12/03/21	$1.112	$5.117
Class I	12/06/21	12/03/21	$1.083	$5.117
Class Z	12/06/21	12/03/21	$1.166	$5.117
Fidelity Japan Fund
Class A	12/06/21	12/03/21	$0.549	$1.548
Class M	12/06/21	12/03/21	$0.464	$1.548
Class C	12/06/21	12/03/21	$0.326	$1.548
Japan	12/06/21	12/03/21	$0.592	$1.548
Class I	12/06/21	12/03/21	$0.414	$1.548
Class Z	12/06/21	12/03/21	$0.640	$1.548
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/06/21	12/03/21	$0.513	$1.379
Fidelity Latin America Fund
Class A	12/06/21	12/03/21	$0.439	$0.000
Class M	12/06/21	12/03/21	$0.371	$0.000
Class C	12/06/21	12/03/21	$0.255	$0.000
Latin America	12/06/21	12/03/21	$0.499	$0.000
Class I	12/06/21	12/03/21	$0.500	$0.000
Class Z	12/06/21	12/03/21	$0.544	$0.000
Fidelity Nordic Fund
Nordic	12/06/21	12/03/21	$2.879	$6.558
Fidelity Pacific Basin Fund
Pacific Basin	12/06/21	12/03/21	$1.185	$4.656

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Canada Fund	$ 30,907,862
Fidelity China Region Fund	$ 219,979,442
Fidelity Emerging Asia Fund	$ 228,219,903
Fidelity Emerging Markets Fund	$ 419,519,026
Fidelity Europe Fund	$ 74,703,254
Fidelity Japan Fund	$ 49,240,917
Fidelity Japan Smaller Companies Fund	$ 36,378,932
Fidelity Nordic Fund	$ 35,659,552
Fidelity Pacific Basin Fund	$ 129,773,648

The fund hereby designates as capital gain dividend the amount noted below for the taxable year ended May 14, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$ 1,224,530

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December 2020
Fidelity Canada Fund	99.98%
Fidelity China Region Fund	100.00%
Fidelity Emerging Asia Fund	100.00%
Fidelity Emerging Markets Fund	–
Fidelity Europe Fund	–
Fidelity Japan Fund	98.50%
Fidelity Japan Smaller Companies Fund	100.00%
Fidelity Latin America Fund	–
Fidelity Nordic Fund	99.89%
Fidelity Pacific Basin Fund	97.13%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail Class	Class K	Class I	Class Z
Fidelity Emerging Markets Fund
December, 2020	–	–	–	7%	6%	–	–
Fidelity Europe Fund
December, 2020	1%	1%	3%	1%	–	1%	1%
Fidelity Latin America Fund
December, 2020	6%	–	–	5%	–	5%	4%
Fidelity Pacific Basin Fund
December, 2020	–	–	–	2%	–	–	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail Class	Class K	Class I	Class Z
Fidelity Canada Fund
December, 2020	100%	100%	100%	100%	–	100%	100%
Fidelity China Region Fund
December, 2020	13%	13%	14%	12%	–	12%	12%
Fidelity Emerging Asia Fund
December, 2020	–	–	–	5%	–	–	–
Fidelity Emerging Markets Fund
December, 2020	–	–	–	100%	100%	–	–
Fidelity Europe Fund
December, 2020	100%	100%	100%	100%	–	100%	100%
Fidelity Japan Fund
December, 2020	100%	100%	–	100%	–	100%	100%
September, 2021	100%	100%	100%	100%	–	100%	100%
Fidelity Japan Smaller Companies Fund
December, 2020	–	–	–	100%	–	–	–
Fidelity Latin America Fund
December, 2020	7%	–	–	5%	–	5%	5%
Fidelity Nordic Fund
December, 2020	–	–	–	33%	–	–	–
Fidelity Pacific Basin
December, 2020	–	–	–	100%	–	–	–
Fidelity Emerging Europe, Middle East, Africa (EMEA)
December, 2020	100%	100%	100%	100%	–	100%	–
May, 2021	100%	100%	100%	100%	–	100%	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/07/20	$1.0244	$0.2034
Class M	12/07/20	$0.8664	$0.2034
Class C	12/07/20	$0.5414	$0.2034
Canada	12/07/20	$1.1784	$0.2034
Class I	12/07/20	$1.1294	$0.2034
Class Z	12/07/20	$1.2664	$0.2034
Fidelity China Region Fund
Class A	12/07/20	$0.5371	$0.0587
Class M	12/07/20	$0.5096	$0.0587
Class C	12/07/20	$0.4758	$0.0587
China Region	12/07/20	$0.5616	$0.0587
Class I	12/07/20	$0.5640	$0.0587
Class Z	12/07/20	$0.5719	$0.0587
Fidelity Emerging Asia Fund
Emerging Asia	12/07/20	$.3796	$0.0720
Fidelity Emerging Markets Fund
Class A	12/07/20	–	–
Class M	12/07/20	–	–
Class C	12/07/20	–	–
Emerging Markets	12/07/20	$0.1496	$0.0596
Class K	12/07/20	$0.1816	$0.0596
Class I	12/07/20	–	–
Class Z	12/07/20	–	–
Fidelity Europe Fund
Class A	12/07/20	$0.4370	$0.0570
Class M	12/07/20	$0.3180	$0.0570
Class C	12/07/20	$0.1190	$0.0570
Europe	12/07/20	$0.5440	$0.0570
Class I	12/07/20	$0.5670	$0.0570
Class Z	12/07/20	$0.5900	$0.0570
Fidelity Japan Fund
Class A	12/07/20	$0.1029	$0.0289
	09/07/21	$0.0044	$0.0002
Class M	12/07/20	$0.0529	$0.0289
	09/07/21	$0.0044	$0.0002
Class C	12/07/20	$0.0000	$0.0000
	09/07/21	$0.0044	$0.0002
Japan	12/07/20	$0.1439	$0.0289
	09/07/21	$0.0044	$0.0002
Class I	12/07/20	$0.1669	$0.0289
	09/07/21	$0.0044	$0.0002
Class Z	12/07/20	$0.1779	$0.0289
	09/07/21	$0.0044	$0.0002
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/07/20	$0.2723	$0.0383
Fidelity Latin America Fund
Class A	12/07/20	$0.0388	$0.0358
Class M	12/07/20	$0.0000	$0.0000
Class C	12/07/20	$0.0000	$0.0000
Latin America	12/07/20	$0.0488	$0.0358
Class I	12/07/20	$0.0498	$0.0358
Class Z	12/07/20	$0.0558	$0.0358
Fidelity Nordic Fund
Nordic	12/07/20	$0.6331	$0.0646
Fidelity Pacific Basin
Pacific Basin	12/07/20	$0.1783	$0.0533
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Class A	12/07/20	$0.3275	$0.0365
	05/13/21	$0.0857	$0.0197
Class M	12/07/20	$0.3055	$0.0365
	05/13/21	$0.0767	$0.0197
Class C	12/07/20	$0.2445	$0.0365
	05/13/21	$0.0557	$0.0197
Emerging Europe, Middle East, Africa (EMEA)	12/07/20	$0.3485	$0.0365
	05/13/21	$0.0937	$0.0197
Class I	12/07/20	$0.3485	$0.0365
	05/13/21	$0.0927	$0.0197

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for each of the following: (i) Fidelity Canada Fund in July 2018; (ii) Fidelity China Region Fund in June 2018 and January 2021; (iii) Fidelity Emerging Asia Fund in May 2019 and January 2020; (iv) Fidelity Emerging Markets Fund in February 2019 and October 2019; (v) Fidelity Europe Fund in August 2018; (vi) Fidelity Nordic Fund in August 2018; and (vii) Fidelity Pacific Basin Fund in May 2019, December 2019, and January 2021. The Board will continue to monitor closely each fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and, for Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. For Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund, a peer group is not shown below because the funds do not generally utilize a peer group for performance comparison purposes. For Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Latin America Fund, and Fidelity Pacific Basin Fund, returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Canada Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the chart above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Fidelity China Region Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

2020 Total Return % vs. Morningstar Europe Stock and MSCI Europe (Net MA):
75% beaten
25% beaten
Benchmark
Class I
Class C
15.0
10.0
5.0
0.0
-5.0
14.1
12.9
12.1
-0.6
-2.6
1 Year
10.0
5.0
0.0
-5.0
-10.0
9.4
5.7
5.7
-1.0
-6.1
3 Year
35.0
30.0
25.0
20.0
15.0
10.0
34.0
34.4
26.6
24.7
13.9
5 Year

% Beaten

Class Z	92%	-	-
Retail Class	91%	86%	65%
Class A	91%	84%	62%
Class C	90%	83%	50%
Class I	91%	86%	67%
Class M	90%	84%	55%

Fidelity Japan Fund

2020 Total Return % vs. Morningstar Japan Stock and TOPIX:

75% beaten
25% beaten
Benchmark
Class I
Class C
20.0
15.0
10.0
5.0
17.5
16.2
16.4
7.4
5.1
30.0
25.0
20.0
15.0
10.0
5.0
0.0
27.1
23.2
23.6
11.1
4.8
70.0
60.0
50.0
40.0
30.0
69.6
67.1
61.0
46.5
34.3
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class Z	91%	-	-
Retail Class	89%	91%	88%
Class A	89%	90%	85%
Class C	88%	88%	75%
Class I	90%	92%	89%
Class M	88%	89%	81%

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

The Board also considered that each of Fidelity Canada Fund's, Fidelity Emerging Asia Fund's, Fidelity Europe Fund's, Fidelity Japan Fund's, and Fidelity Pacific Basin Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable), relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and was considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity China Region Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

Fidelity Emerging Asia Fund

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund’s performance adjustment, if any, on the fund’s management fee ranking.

Fidelity Emerging Markets Fund

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

Fidelity Europe Fund

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund’s performance adjustment, if any, on the fund’s management fee ranking.

Fidelity Japan Fund

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund’s performance adjustment, if any, on the fund’s management fee ranking.

Fidelity Japan Smaller Companies Fund

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

Fidelity Latin America Fund

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

Fidelity Nordic Fund

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio (for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Latin America Fund).  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Canada Fund's, Fidelity Europe Fund's, and Fidelity Japan Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class for each fund compared to competitive fund median expenses. Each fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for each fund's representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the funds offer multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expense ratio of the retail class of Fidelity Canada Fund ranked below the SLTG competitive median and above the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that despite similar fund asset size to other Fidelity funds in the standard international/global category, Fidelity Canada Fund's retail class has small average account sizes resulting in higher transfer agent fees.

The Board noted that the total expense ratio of the retail class of each of Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Latin America Fund ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Total Expense Ratio (for Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund).  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Emerging Asia Fund's and Fidelity Pacific Basin Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for each fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of each of Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, and Fidelity Nordic Fund ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

The Board noted that the total expense ratio of Fidelity Pacific Basin Fund ranked above the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund's total expense ratio was above its SLTG median as a result of positive performance fees. Excluding performance fees, the fund was below median.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each fund or each class of each fund, as applicable, was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

TIF-ANN-1221
1.754542.121

Fidelity® International Growth Fund

Annual Report

October 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	23.48%	13.37%	10.04%
Class M (incl. 3.50% sales charge)	26.09%	13.59%	9.98%
Class C (incl. contingent deferred sales charge)	29.04%	13.86%	10.02%
Fidelity® International Growth Fund	31.38%	15.04%	11.01%
Class I	31.36%	15.06%	11.02%
Class Z	31.55%	15.21%	11.14%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$28,423	Fidelity® International Growth Fund
$24,806	MSCI EAFE Growth Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 30% to 32%, roughly in line with the 30.17% result of the benchmark MSCI EAFE Growth (Net MA) Index. From a geographic standpoint, security selection in Japan and a non-benchmark allocation to the U.S. contributed most to the portfolio's relative result. Versus the benchmark, sector positioning was the primary contributor, especially semiconductors & semiconductor equipment companies within information technology. Strong picks among communication services stocks also boosted the fund's relative result. Adding further value was an underweighting in consumer staples, primarily driven by the household & personal products industry. The portfolio's top individual relative contributor was an overweighting in ASML Holding, which gained 124% the past year and was our largest holding. Another key contributor was an out-of-benchmark position in MSCI (+91%). The fund’s outsized stake in Recruit Holdings (+76%), which was one of our biggest holdings, also helped. In contrast, an overweighting and investment choices in emerging markets – namely China – along with an underweighting in Europe ex U.K., detracted from the portfolio's relative return. By sector, the largest detractors from performance versus the benchmark proved to be security selection and an underweighting in consumer discretionary. Picks among information technology stocks, as well as an overweighting in communication services, also hindered the fund's relative performance. A non-benchmark stake in Alibaba Group Holding was the portfolio's largest individual relative detractor, due to its roughly -51% result. That said, we sold Alibaba Group Holding during the 12-month period. Our out-of-benchmark position in Tencent Holdings (-18%) was another key detractor. We decreased our exposure to the company the past year, however. Avoiding Novo-Nordisk, a benchmark component that rose 74% the past 12 months, also weighed on relative performance. Notable changes in geographic positioning include a higher allocation to France and Netherlands, while by sector, meaningful shifts in exposure include an increase in industrials stocks and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
United States of America*	20.1%
Japan	15.3%
Switzerland	10.5%
Netherlands	8.2%
France	7.4%
Sweden	5.4%
Germany	5.2%
United Kingdom	4.2%
Hong Kong	3.5%
Other	20.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	97.6
Short-Term Investments and Net Other Assets (Liabilities)	2.4

Top Ten Stocks as of October 31, 2021

% of fund's net assets
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	6.3
Nestle SA (Reg. S) (Switzerland, Food Products)	5.3
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	3.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.6
Recruit Holdings Co. Ltd. (Japan, Professional Services)	3.5
Keyence Corp. (Japan, Electronic Equipment & Components)	3.1
Linde PLC (Germany, Chemicals)	2.3
AIA Group Ltd. (Hong Kong, Insurance)	2.3
Atlas Copco AB (A Shares) (Sweden, Machinery)	2.2
Hoya Corp. (Japan, Health Care Equipment & Supplies)	2.2
34.5

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	25.2
Information Technology	24.7
Financials	12.9
Health Care	10.7
Consumer Discretionary	7.0
Consumer Staples	5.9
Materials	5.6
Communication Services	4.3
Real Estate	0.7
Energy	0.6

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Australia - 1.9%
CSL Ltd.	447,277	$101,104,104
Bailiwick of Jersey - 1.8%
Experian PLC	2,126,400	97,400,535
Belgium - 0.7%
Azelis Group NV	421,830	13,653,793
UCB SA	207,800	24,766,352

TOTAL BELGIUM		38,420,145

Canada - 2.5%
CAE, Inc. (a)	950,000	28,808,581
Canadian Pacific Railway Ltd.	894,500	69,234,127
Franco-Nevada Corp.	256,700	36,627,871

TOTAL CANADA		134,670,579

Cayman Islands - 0.4%
Tencent Holdings Ltd.	367,700	22,367,115
Denmark - 1.2%
Vestas Wind Systems A/S	1,465,000	63,358,120
Finland - 0.8%
Kone OYJ (B Shares)	599,200	40,840,130
France - 7.4%
Edenred SA	791,648	42,801,336
Legrand SA	620,200	67,657,701
LVMH Moet Hennessy Louis Vuitton SE	258,000	202,303,389
Safran SA	500,000	67,294,896
Sanofi SA	208,200	20,912,478

TOTAL FRANCE		400,969,800

Germany - 5.2%
Deutsche Borse AG	232,200	38,545,572
Linde PLC	393,779	126,775,574
SAP SE	563,301	81,572,280
Vonovia SE	598,600	36,301,355

TOTAL GERMANY		283,194,781

Hong Kong - 3.5%
AIA Group Ltd.	10,960,000	122,828,842
Hong Kong Exchanges and Clearing Ltd.	1,126,000	68,134,541

TOTAL HONG KONG		190,963,383

India - 1.6%
Housing Development Finance Corp. Ltd.	654,978	24,857,794
Kotak Mahindra Bank Ltd. (a)	950,000	25,743,346
Reliance Industries Ltd.	320,000	10,827,830
Reliance Industries Ltd. sponsored GDR (b)	365,000	24,820,000

TOTAL INDIA		86,248,970

Ireland - 1.4%
CRH PLC sponsored ADR	1,516,366	72,694,586
Italy - 1.5%
Interpump Group SpA	625,126	46,068,661
Prada SpA	5,350,000	33,555,684

TOTAL ITALY		79,624,345

Japan - 15.3%
Azbil Corp.	1,457,170	62,123,268
FANUC Corp.	388,900	76,854,880
Hoya Corp.	816,700	120,225,228
Keyence Corp.	280,048	169,041,114
Lasertec Corp.	261,900	56,810,239
Misumi Group, Inc.	2,144,585	89,694,616
Nabtesco Corp.	98,900	3,209,660
OSG Corp.	672,300	11,185,019
Recruit Holdings Co. Ltd.	2,851,800	189,698,937
SHO-BOND Holdings Co. Ltd.	720,600	30,185,501
USS Co. Ltd.	1,237,000	19,938,343

TOTAL JAPAN		828,966,805

Kenya - 0.5%
Safaricom Ltd.	76,197,100	29,301,311
Netherlands - 8.2%
Aalberts Industries NV	225,000	12,445,785
Airbus Group NV (a)	502,400	64,448,896
ASML Holding NV (Netherlands)	422,200	343,206,488
IMCD NV	115,000	25,531,127

TOTAL NETHERLANDS		445,632,296

New Zealand - 0.3%
Auckland International Airport Ltd. (a)	2,810,440	16,091,551
Norway - 1.0%
Adevinta ASA Class B (a)	1,334,158	21,959,856
Schibsted ASA (B Shares)	742,800	33,535,425

TOTAL NORWAY		55,495,281

South Africa - 0.4%
Clicks Group Ltd.	1,055,738	19,272,143
Spain - 2.5%
Amadeus IT Holding SA Class A (a)	1,409,800	94,263,514
Cellnex Telecom SA (b)	676,103	41,564,162

TOTAL SPAIN		135,827,676

Sweden - 5.4%
ASSA ABLOY AB (B Shares)	3,864,283	113,388,370
Atlas Copco AB (A Shares) (c)	1,896,600	121,861,188
Epiroc AB (A Shares)	2,377,300	59,155,684

TOTAL SWEDEN		294,405,242

Switzerland - 10.5%
Nestle SA (Reg. S)	2,179,369	287,474,523
Roche Holding AG (participation certificate)	509,213	197,266,160
Schindler Holding AG:
(participation certificate)	174,338	45,355,299
(Reg.)	18,350	4,705,745
Temenos Group AG	229,300	35,023,597

TOTAL SWITZERLAND		569,825,324

Taiwan - 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,884,000	82,311,642
United Kingdom - 4.2%
Compass Group PLC (a)	3,100,000	65,783,960
Dechra Pharmaceuticals PLC	363,100	25,442,330
InterContinental Hotel Group PLC ADR (a)(c)	495,470	35,113,959
London Stock Exchange Group PLC	394,200	38,372,894
Rightmove PLC	2,997,800	28,365,647
Spectris PLC	692,657	35,680,301

TOTAL UNITED KINGDOM		228,759,091

United States of America - 17.7%
Alphabet, Inc. Class A (a)	20,136	59,621,085
Autoliv, Inc.	283,669	27,473,343
Black Knight, Inc. (a)	325,700	22,834,827
Lam Research Corp.	147,300	83,013,861
Marsh & McLennan Companies, Inc.	589,851	98,387,147
MasterCard, Inc. Class A	247,600	83,074,752
Moody's Corp.	221,900	89,680,885
MSCI, Inc.	141,900	94,346,472
NICE Systems Ltd. sponsored ADR (a)(c)	232,300	65,745,546
PriceSmart, Inc.	165,186	11,885,133
ResMed, Inc.	333,700	87,733,067
S&P Global, Inc.	193,700	91,844,792
Sherwin-Williams Co.	200,300	63,416,983
Visa, Inc. Class A	379,160	80,294,713

TOTAL UNITED STATES OF AMERICA		959,352,606

TOTAL COMMON STOCKS
(Cost $2,985,697,437)		5,277,097,561

Convertible Preferred Stocks - 0.2%
China - 0.2%
ByteDance Ltd. Series E1 (d)(e)
(Cost $6,992,915)	63,819	7,933,978

Money Market Funds - 3.6%
Fidelity Cash Central Fund 0.06% (f)	127,189,523	127,214,961
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	70,241,729	70,248,753
TOTAL MONEY MARKET FUNDS
(Cost $197,463,001)		197,463,714
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $3,190,153,353)		5,482,495,253
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(65,341,127)
NET ASSETS - 100%		$5,417,154,126

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $66,384,162 or 1.2% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,933,978 or 0.1% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ByteDance Ltd. Series E1	11/18/20	$6,992,915

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$92,620,121	$1,056,239,674	$1,021,662,479	$63,302	$18,075	$(430)	$127,214,961	0.2%
Fidelity Securities Lending Cash Central Fund 0.06%	28,867,501	808,158,405	766,777,153	91,187	--	--	70,248,753	0.2%
Total	$121,487,622	$1,864,398,079	$1,788,439,632	$154,489	$18,075	$(430)	$197,463,714

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$236,714,601	$214,347,486	$22,367,115	$--
Consumer Discretionary	384,168,678	96,142,986	288,025,692	--
Consumer Staples	318,631,799	31,157,276	287,474,523	--
Energy	35,647,830	35,647,830	--	--
Financials	692,742,285	531,540,549	161,201,736	--
Health Care	577,449,719	239,045,853	338,403,866	--
Industrials	1,358,128,802	644,510,326	713,618,476	--
Information Technology	1,345,731,456	542,732,447	795,065,031	7,933,978
Materials	299,515,014	299,515,014	--	--
Real Estate	36,301,355	36,301,355	--	--
Money Market Funds	197,463,714	197,463,714	--	--
Total Investments in Securities:	$5,482,495,253	$2,868,404,836	$2,606,156,439	$7,933,978

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $66,322,763) — See accompanying schedule: Unaffiliated issuers (cost $2,992,690,352)	$5,285,031,539
Fidelity Central Funds (cost $197,463,001)	197,463,714
Total Investment in Securities (cost $3,190,153,353)		$5,482,495,253
Foreign currency held at value (cost $4,800,750)		4,799,318
Receivable for investments sold		1,144,057
Receivable for fund shares sold		4,456,660
Dividends receivable		4,014,301
Reclaims receivable		8,924,329
Distributions receivable from Fidelity Central Funds		18,510
Prepaid expenses		6,910
Other receivables		121,483
Total assets		5,505,980,821
Liabilities
Payable for investments purchased	$9,249,108
Payable for fund shares redeemed	3,106,275
Accrued management fee	3,619,291
Distribution and service plan fees payable	111,135
Other affiliated payables	731,634
Other payables and accrued expenses	1,761,202
Collateral on securities loaned	70,248,050
Total liabilities		88,826,695
Net Assets		$5,417,154,126
Net Assets consist of:
Paid in capital		$3,039,556,195
Total accumulated earnings (loss)		2,377,597,931
Net Assets		$5,417,154,126
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($232,526,955 ÷ 11,052,993 shares)(a)		$21.04
Maximum offering price per share (100/94.25 of $21.04)		$22.32
Class M:
Net Asset Value and redemption price per share ($38,760,710 ÷ 1,853,073 shares)(a)		$20.92
Maximum offering price per share (100/96.50 of $20.92)		$21.68
Class C:
Net Asset Value and offering price per share ($58,866,633 ÷ 2,887,735 shares)(a)		$20.39
International Growth:
Net Asset Value, offering price and redemption price per share ($1,773,432,919 ÷ 83,427,120 shares)		$21.26
Class I:
Net Asset Value, offering price and redemption price per share ($2,035,689,579 ÷ 96,017,967 shares)		$21.20
Class Z:
Net Asset Value, offering price and redemption price per share ($1,277,877,330 ÷ 60,123,250 shares)		$21.25

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$61,457,102
Income from Fidelity Central Funds (including $91,187 from security lending)		154,489
Income before foreign taxes withheld		61,611,591
Less foreign taxes withheld		(6,787,981)
Total income		54,823,610
Expenses
Management fee
Basic fee	$34,510,520
Performance adjustment	5,752,363
Transfer agent fees	6,825,906
Distribution and service plan fees	1,329,525
Accounting fees	1,569,866
Custodian fees and expenses	346,746
Independent trustees' fees and expenses	19,847
Registration fees	182,152
Audit	96,520
Legal	7,106
Interest	447
Miscellaneous	22,505
Total expenses before reductions	50,663,503
Expense reductions	(82,868)
Total expenses after reductions		50,580,635
Net investment income (loss)		4,242,975
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $698,324)	263,978,627
Fidelity Central Funds	18,075
Foreign currency transactions	109,102
Total net realized gain (loss)		264,105,804
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,530,269)	1,069,456,856
Fidelity Central Funds	(430)
Assets and liabilities in foreign currencies	(256,960)
Total change in net unrealized appreciation (depreciation)		1,069,199,466
Net gain (loss)		1,333,305,270
Net increase (decrease) in net assets resulting from operations		$1,337,548,245

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,242,975	$8,696,814
Net realized gain (loss)	264,105,804	(71,432,021)
Change in net unrealized appreciation (depreciation)	1,069,199,466	365,928,504
Net increase (decrease) in net assets resulting from operations	1,337,548,245	303,193,297
Distributions to shareholders	(6,966,212)	(37,153,475)
Share transactions - net increase (decrease)	(198,851,542)	692,520,315
Total increase (decrease) in net assets	1,131,730,491	958,560,137
Net Assets
Beginning of period	4,285,423,635	3,326,863,498
End of period	$5,417,154,126	$4,285,423,635

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Growth Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$16.06	$15.03	$12.47	$13.34	$10.88
Income from Investment Operations
Net investment income (loss)A	(.04)	(.01)	.15B	.09	.07
Net realized and unrealized gain (loss)	5.02	1.16	2.48	(.90)	2.49
Total from investment operations	4.98	1.15	2.63	(.81)	2.56
Distributions from net investment income	–	(.12)	(.07)	(.04)	(.10)
Distributions from net realized gain	–	–	–	(.02)	–
Total distributions	–	(.12)	(.07)	(.06)	(.10)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$21.04	$16.06	$15.03	$12.47	$13.34
Total ReturnD,E	31.01%	7.66%	21.25%	(6.12)%	23.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.28%	1.30%	1.28%	1.24%	1.28%
Expenses net of fee waivers, if any	1.28%	1.30%	1.28%	1.23%	1.28%
Expenses net of all reductions	1.28%	1.29%	1.27%	1.22%	1.27%
Net investment income (loss)	(.20)%	(.08)%	1.14%B	.64%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$232,527	$174,561	$164,247	$138,802	$156,988
Portfolio turnover rateH	21%	23%	21%	34%	22%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividends(s), the ratio of net investment income (loss) to average net assets would have been .65%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$16.01	$14.99	$12.43	$13.30	$10.84
Income from Investment Operations
Net investment income (loss)A	(.09)	(.06)	.11B	.05	.04
Net realized and unrealized gain (loss)	5.00	1.15	2.48	(.90)	2.49
Total from investment operations	4.91	1.09	2.59	(.85)	2.53
Distributions from net investment income	–	(.07)	(.03)	(.01)	(.07)
Distributions from net realized gain	–	–	–	(.02)	–
Total distributions	–	(.07)	(.03)	(.02)C	(.07)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$20.92	$16.01	$14.99	$12.43	$13.30
Total ReturnE,F	30.67%	7.27%	20.92%	(6.40)%	23.51%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.55%	1.59%	1.58%	1.54%	1.59%
Expenses net of fee waivers, if any	1.55%	1.59%	1.58%	1.53%	1.59%
Expenses net of all reductions	1.55%	1.58%	1.58%	1.52%	1.58%
Net investment income (loss)	(.48)%	(.37)%	.83%B	.34%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$38,761	$30,353	$28,534	$26,479	$33,597
Portfolio turnover rateI	21%	23%	21%	34%	22%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividends(s), the ratio of net investment income (loss) to average net assets would have been .34%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$15.68	$14.68	$12.20	$13.10	$10.67
Income from Investment Operations
Net investment income (loss)A	(.18)	(.13)	.05B	(.01)	(.02)
Net realized and unrealized gain (loss)	4.89	1.13	2.43	(.89)	2.47
Total from investment operations	4.71	1.00	2.48	(.90)	2.45
Distributions from net investment income	–	–	–	–	(.02)
Distributions from net realized gain	–	–	–	–	–
Total distributions	–	–	–	–	(.02)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$20.39	$15.68	$14.68	$12.20	$13.10
Total ReturnD,E	30.04%	6.81%	20.33%	(6.87)%	22.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.05%	2.07%	2.04%	1.99%	2.04%
Expenses net of fee waivers, if any	2.05%	2.07%	2.04%	1.99%	2.04%
Expenses net of all reductions	2.05%	2.06%	2.03%	1.98%	2.04%
Net investment income (loss)	(.97)%	(.85)%	.38%B	(.11)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$58,867	$55,013	$57,291	$60,489	$68,908
Portfolio turnover rateH	21%	23%	21%	34%	22%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividends(s), the ratio of net investment income (loss) to average net assets would have been (.11)%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$16.20	$15.16	$12.57	$13.45	$10.97
Income from Investment Operations
Net investment income (loss)A	.02	.03	.19B	.13	.10
Net realized and unrealized gain (loss)	5.06	1.17	2.51	(.92)	2.51
Total from investment operations	5.08	1.20	2.70	(.79)	2.61
Distributions from net investment income	(.02)	(.16)	(.11)	(.08)	(.13)
Distributions from net realized gain	–	–	–	(.02)	–
Total distributions	(.02)	(.16)	(.11)	(.09)C	(.13)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$21.26	$16.20	$15.16	$12.57	$13.45
Total ReturnE	31.38%	7.93%	21.66%	(5.89)%	24.14%
Ratios to Average Net AssetsF,G
Expenses before reductions	.99%	1.01%	.99%	.95%	1.03%
Expenses net of fee waivers, if any	.99%	1.01%	.99%	.95%	1.03%
Expenses net of all reductions	.99%	1.00%	.99%	.94%	1.03%
Net investment income (loss)	.09%	.21%	1.42%B	.93%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$1,773,433	$1,292,392	$1,040,532	$811,101	$961,775
Portfolio turnover rateH	21%	23%	21%	34%	22%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividends(s), the ratio of net investment income (loss) to average net assets would have been .93%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$16.16	$15.13	$12.55	$13.43	$10.95
Income from Investment Operations
Net investment income (loss)A	.01	.03	.20B	.13	.11
Net realized and unrealized gain (loss)	5.05	1.16	2.49	(.91)	2.51
Total from investment operations	5.06	1.19	2.69	(.78)	2.62
Distributions from net investment income	(.02)	(.16)	(.11)	(.09)	(.14)
Distributions from net realized gain	–	–	–	(.02)	–
Total distributions	(.02)	(.16)	(.11)	(.10)C	(.14)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$21.20	$16.16	$15.13	$12.55	$13.43
Total ReturnE	31.36%	7.90%	21.64%	(5.83)%	24.23%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.00%	1.01%	.97%	.93%	.98%
Expenses net of fee waivers, if any	1.00%	1.01%	.97%	.93%	.98%
Expenses net of all reductions	1.00%	1.00%	.97%	.92%	.97%
Net investment income (loss)	.07%	.21%	1.44%B	.94%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$2,035,690	$1,382,837	$953,360	$660,961	$728,227
Portfolio turnover rateH	21%	23%	21%	34%	22%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividends(s), the ratio of net investment income (loss) to average net assets would have been .96%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity International Growth Fund Class Z

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$16.19	$15.16	$12.57	$13.45	$10.97
Income from Investment Operations
Net investment income (loss)A	.04	.05	.22B	.15	.13
Net realized and unrealized gain (loss)	5.06	1.16	2.50	(.91)	2.50
Total from investment operations	5.10	1.21	2.72	(.76)	2.63
Distributions from net investment income	(.04)	(.18)	(.13)	(.10)	(.15)
Distributions from net realized gain	–	–	–	(.02)	–
Total distributions	(.04)	(.18)	(.13)	(.12)	(.15)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$21.25	$16.19	$15.16	$12.57	$13.45
Total ReturnD	31.55%	8.01%	21.85%	(5.71)%	24.33%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	.88%	.84%	.80%	.84%
Expenses net of fee waivers, if any	.87%	.88%	.84%	.80%	.84%
Expenses net of all reductions	.87%	.87%	.84%	.79%	.84%
Net investment income (loss)	.20%	.34%	1.57%B	1.08%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$1,277,877	$1,350,267	$1,082,899	$556,558	$373,878
Portfolio turnover rateG	21%	23%	21%	34%	22%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividends(s), the ratio of net investment income (loss) to average net assets would have been 1.08%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,302,468,807
Gross unrealized depreciation	(28,248,951)
Net unrealized appreciation (depreciation)	$2,274,219,856
Tax Cost	$3,208,275,397

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,371,485
Undistributed long-term capital gain	$81,260,227
Net unrealized appreciation (depreciation) on securities and other investments	$2,274,496,488

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$6,966,212	$ 37,153,475

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Growth Fund	1,056,503,970	1,286,839,220

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$534,339	$15,255
Class M	.25%	.25%	182,294	333
Class C	.75%	.25%	612,892	55,933
			$1,329,525	$71,521

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$72,617
Class M	4,460
Class C(a)	2,401
$79,478

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$423,472.20
Class M	80,152.22
Class C	132,687.22
International Growth	2,507,522.16
Class I	3,091,885.17
Class Z	590,188.04
	$6,825,906

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Growth Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Growth Fund	$1,977

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Growth Fund	Borrower	$26,346,500.31%		$447

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Growth Fund	47,469,203	61,740,627	20,377,277

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Growth Fund	$9,069

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Growth Fund	$6,411	$–	$–

8. Expense Reductions.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $82,868.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity International Growth Fund
Distributions to shareholders
Class A	$–	$1,293,004
Class M	–	126,570
International Growth	1,609,059	11,436,124
Class I	2,023,232	10,268,278
Class Z	3,333,921	14,029,499
Total	$6,966,212	$37,153,475

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity International Growth Fund
Class A
Shares sold	2,385,837	2,989,987	$46,164,018	$46,017,495
Reinvestment of distributions	–	82,376	–	1,271,885
Shares redeemed	(2,203,020)	(3,126,648)	(42,705,074)	(46,955,285)
Net increase (decrease)	182,817	(54,285)	$3,458,944	$334,095
Class M
Shares sold	258,454	343,032	$4,902,416	$5,286,547
Reinvestment of distributions	–	8,192	–	126,490
Shares redeemed	(301,262)	(359,470)	(5,742,842)	(5,488,737)
Net increase (decrease)	(42,808)	(8,246)	$(840,426)	$(75,700)
Class C
Shares sold	395,788	519,965	$7,361,117	$7,918,151
Shares redeemed	(1,016,374)	(913,274)	(19,296,231)	(13,538,212)
Net increase (decrease)	(620,586)	(393,309)	$(11,935,114)	$(5,620,061)
International Growth
Shares sold	22,536,813	37,056,964	$438,331,710	$574,286,693
Reinvestment of distributions	82,672	682,465	1,489,742	10,605,506
Shares redeemed	(18,982,578)	(26,595,096)	(366,283,627)	(398,275,317)
Net increase (decrease)	3,636,907	11,144,333	$73,537,825	$186,616,882
Class I
Shares sold	30,921,252	49,267,116	$598,549,169	$739,103,903
Reinvestment of distributions	107,536	633,597	1,933,497	9,820,759
Shares redeemed	(20,585,127)	(27,351,629)	(404,458,678)	(417,449,643)
Net increase (decrease)	10,443,661	22,549,084	$196,023,988	$331,475,019
Class Z
Shares sold	15,802,092	38,341,456	$310,522,031	$574,337,458
Reinvestment of distributions	105,898	522,005	1,906,164	8,101,516
Shares redeemed	(39,162,372)	(26,937,241)	(771,524,954)	(402,648,894)
Net increase (decrease)	(23,254,382)	11,926,220	$(459,096,759)	$179,790,080

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity International Growth Fund
Class A	1.30%
Actual		$1,000.00	$1,089.60	$6.85
Hypothetical-C		$1,000.00	$1,018.65	$6.61
Class M	1.57%
Actual		$1,000.00	$1,087.90	$8.26
Hypothetical-C		$1,000.00	$1,017.29	$7.98
Class C	2.07%
Actual		$1,000.00	$1,085.70	$10.88
Hypothetical-C		$1,000.00	$1,014.77	$10.51
International Growth	1.01%
Actual		$1,000.00	$1,091.40	$5.32
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class I	1.02%
Actual		$1,000.00	$1,091.10	$5.38
Hypothetical-C		$1,000.00	$1,020.06	$5.19
Class Z	.90%
Actual		$1,000.00	$1,091.40	$4.74
Hypothetical-C		$1,000.00	$1,020.67	$4.58

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Growth Fund
Class A	12/06/21	12/03/21	$0.034	$0.316
Class M	12/06/21	12/03/21	$0.000	$0.316
Class C	12/06/21	12/03/21	$0.000	$0.316
International Growth	12/06/21	12/03/21	$0.091	$0.316
Class I	12/06/21	12/03/21	$0.089	$0.316
Class Z	12/06/21	12/03/21	$0.111	$0.316

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $85,050,873, or, if subsequently determined to be different, the net capital gain of such year.

International Growth designates 62%, Class I designates 57%, and Class Z designates 40%, of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

International Growth, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Growth Fund
Class A	12/07/20	$0.0000	$0.0000
Class M	12/07/20	$0.0000	$0.0000
Class C	12/07/20	$0.0000	$0.0000
International Growth	12/07/20	$0.0366	$0.0166
Class I	12/07/20	$0.0396	$0.0166
Class Z	12/07/20	$0.0566	$0.0166

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IGF-ANN-1221
1.912350.111

Fidelity® Series Emerging Markets Fund

Fidelity® Series Emerging Markets Opportunities Fund

Fidelity® Series International Growth Fund

Fidelity® Series International Small Cap Fund

Fidelity® Series International Value Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Fidelity® Series Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Emerging Markets Opportunities Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Growth Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Small Cap Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Series Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® Series Emerging Markets Fund	18.88%	5.32%

 A From August 29, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Fund on August 29, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$11,788	Fidelity® Series Emerging Markets Fund
$12,697	MSCI Emerging Markets Index

Fidelity® Series Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager John Chow:  For the fiscal year ending October 31, 2021, the fund gained 18.88%, outperforming the 16.98% advance of the MSCI Emerging Markets (Net MA) Index. From a regional standpoint, stock picks in Emerging Asia – China, South Korea and Taiwan especially – contributed most to the portfolio's relative result. Among sectors, information technology was the strongest contributor versus the benchmark, largely due to security selection. Solid picks among financials stocks, as well as an overweighting in energy, boosted the fund's relative result as well. Our non-benchmark stake in eMemory Technology proved to be the biggest individual relative contributor, driven by a gain of 316% the past 12 months. Also bolstering performance was our outsized stake in XPeng, which rose 167%. Another notable relative contributor was a larger-than-benchmark holding in Li Ning (+111%). In contrast, an underweighting in the Emerging Europe, Middle East & Africa region, along with stock picks in Latin America, primarily driven by Brazil, detracted from the fund's relative result. By sector, stock picks in energy hurt the most. Investment choices and an underweighting in materials, in addition to picks among consumer staples companies, also weighed on performance. New Oriental Education & Technology Group was the portfolio's largest individual relative detractor, returning -90% this period. The company was not held at the end of this period. Further pressuring performance was our outsized stake in Alibaba Group Holding, which returned -46% and was one of the fund's biggest holdings this past year. Further hampering performance was our overweighting in Natura & Co, which returned -15%. Notable changes in geographic positioning during the period include increased exposure to India and a lower allocation to Brazil. By sector, meaningful shifts include greater exposure to energy stocks and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Cayman Islands	24.2%
Korea (South)	12.5%
Taiwan	12.1%
India	11.8%
United States of America*	8.4%
China	8.0%
Russia	4.4%
Brazil	3.7%
South Africa	2.8%
Other	12.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	97.6
Short-Term Investments and Net Other Assets (Liabilities)	2.4

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	7.2
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.9
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	4.3
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.0
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.5
NetEase, Inc. ADR (Cayman Islands, Entertainment)	1.9
SK Hynix, Inc. (Korea (South), Semiconductors & Semiconductor Equipment)	1.9
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.7
Lukoil PJSC (Russia, Oil, Gas & Consumable Fuels)	1.7
MediaTek, Inc. (Taiwan, Semiconductors & Semiconductor Equipment)	1.7
31.8

Top Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	20.7
Financials	19.2
Consumer Discretionary	14.3
Communication Services	11.8
Energy	7.7
Materials	5.8
Health Care	4.3
Industrials	3.9
Consumer Staples	4.0
Real Estate	0.7

Fidelity® Series Emerging Markets Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value
Bermuda - 0.5%
China Gas Holdings Ltd.	2,083,400	$5,210,843
Credicorp Ltd. (United States)	69,000	8,946,540

TOTAL BERMUDA		14,157,383

Brazil - 1.9%
Atacadao SA	2,267,772	6,686,227
Localiza Rent A Car SA	932,761	7,486,813
Natura & Co. Holding SA (a)	3,703,558	25,526,845
Suzano Papel e Celulose SA (a)	1,244,368	10,854,431
Vale SA	952,510	12,085,694

TOTAL BRAZIL		62,640,010

Cayman Islands - 24.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	839,404	138,451,296
Bilibili, Inc.:
ADR (a)(b)	487,022	35,698,713
Class Z (a)	114,000	8,353,455
Chailease Holding Co. Ltd.	724,389	6,920,003
Hansoh Pharmaceutical Group Co. Ltd. (c)	3,701,615	8,268,629
JD.com, Inc. sponsored ADR (a)	489,252	38,298,647
Kuaishou Technology Class B (c)	913,397	12,150,452
Li Ning Co. Ltd.	3,289,317	36,569,105
Meituan Class B (a)(c)	1,638,089	55,741,943
NetEase, Inc. ADR	641,017	62,556,849
Parade Technologies Ltd.	265,048	16,990,867
Pinduoduo, Inc. ADR (a)	115,081	10,233,003
Sea Ltd. ADR (a)	53,100	18,243,567
Shenzhou International Group Holdings Ltd.	979,320	21,098,668
Silergy Corp.	208,414	34,280,342
Tencent Holdings Ltd.	2,629,641	159,960,517
Trip.com Group Ltd. ADR (a)	715,404	20,431,938
Wuxi Biologics (Cayman), Inc. (a)(c)	1,622,005	24,568,454
XP, Inc. Class A (a)	343,938	11,284,606
XPeng, Inc. ADR (a)	843,624	39,338,187
Zai Lab Ltd. (a)	225,501	23,393,706

TOTAL CAYMAN ISLANDS		782,832,947

Chile - 0.2%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	115,183	6,322,395
China - 8.0%
Angel Yeast Co. Ltd. (A Shares)	1,680,905	14,597,626
China Construction Bank Corp. (H Shares)	52,672,114	35,847,629
China International Travel Service Corp. Ltd. (A Shares)	332,556	13,937,163
China Merchants Bank Co. Ltd. (H Shares)	1,839,480	15,497,451
China Petroleum & Chemical Corp. (H Shares)	16,925,847	8,246,831
Industrial & Commercial Bank of China Ltd. (H Shares)	25,956,608	14,228,433
Kweichow Moutai Co. Ltd. (A Shares)	28,542	8,136,436
Pharmaron Beijing Co. Ltd. (H Shares) (c)	778,608	16,962,156
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,020,916	7,312,549
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	663,357	38,946,561
Sungrow Power Supply Co. Ltd. (A Shares)	1,416,536	36,288,266
Wuliangye Yibin Co. Ltd. (A Shares)	244,558	8,265,894
WuXi AppTec Co. Ltd. (H Shares) (c)	627,417	13,410,378
Yantai Jereh Oilfield Services (A Shares)	1,535,888	10,139,750
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	4,650,578	17,220,733

TOTAL CHINA		259,037,856

Cyprus - 0.9%
TCS Group Holding PLC GDR	292,735	29,976,064
Hungary - 1.1%
OTP Bank PLC (a)	380,609	22,859,087
Richter Gedeon PLC	407,708	11,421,419

TOTAL HUNGARY		34,280,506

India - 11.8%
Axis Bank Ltd. (a)	1,988,019	19,679,943
Bharti Airtel Ltd. (a)	2,212,458	20,229,579
Eicher Motors Ltd.	401,496	13,309,816
HDFC Bank Ltd.	2,013,401	42,609,604
Housing Development Finance Corp. Ltd.	663,405	25,177,616
ICICI Bank Ltd.	4,395,321	47,031,782
Indraprastha Gas Ltd.	1,470,545	9,297,462
Infosys Ltd.	522,956	11,691,620
Kotak Mahindra Bank Ltd. (a)	410,357	11,119,960
Larsen & Toubro Ltd.	1,322,673	31,174,708
Oil & Natural Gas Corp. Ltd.	8,981,831	17,860,609
Petronet LNG Ltd.	3,114,995	9,539,685
Reliance Industries Ltd.	2,396,200	81,080,145
Reliance Industries Ltd. sponsored GDR (c)	43,841	2,981,188
Shriram Transport Finance Co. Ltd.	974,170	18,665,906
State Bank of India	1,264,605	8,472,035
Tata Consultancy Services Ltd.	271,056	12,287,113

TOTAL INDIA		382,208,771

Indonesia - 2.1%
PT Bank Central Asia Tbk	55,165,153	29,106,019
PT Bank Mandiri (Persero) Tbk	42,296,495	21,383,932
PT Bank Rakyat Indonesia Tbk	54,399,686	16,329,906

TOTAL INDONESIA		66,819,857

Korea (South) - 12.5%
Hana Financial Group, Inc.	396,766	15,220,821
Hansol Chemical Co. Ltd.	137,436	38,586,857
Hyundai Motor Co.	62,065	11,043,771
Kakao Pay Corp. (a)(d)	12,600	965,460
KB Financial Group, Inc.	507,415	24,434,977
Kia Corp.	210,596	15,288,917
LG Chemical Ltd.	17,747	12,669,181
LG Household & Health Care Ltd.	3,606	3,590,697
NAVER Corp.	64,511	22,314,402
POSCO	150,042	37,860,372
Samsung Electronics Co. Ltd.	2,190,932	130,505,638
Samsung SDI Co. Ltd.	21,046	13,210,459
Shinhan Financial Group Co. Ltd.	573,415	18,624,295
SK Hynix, Inc.	703,628	61,707,365

TOTAL KOREA (SOUTH)		406,023,212

Luxembourg - 0.1%
Globant SA (a)	9,300	2,968,467
Mexico - 2.7%
CEMEX S.A.B. de CV unit (a)	13,452,447	8,651,175
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	112,589	9,253,690
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	867,072	17,485,896
Grupo Aeroportuario Norte S.A.B. de CV (a)	891,339	5,378,426
Grupo Financiero Banorte S.A.B. de CV Series O	3,726,307	23,592,584
Grupo Mexico SA de CV Series B	3,282,295	14,399,499
Wal-Mart de Mexico SA de CV Series V	2,602,910	9,078,831

TOTAL MEXICO		87,840,101

Netherlands - 0.8%
Yandex NV Series A (a)	319,644	26,479,309
Philippines - 0.7%
Ayala Land, Inc.	34,211,844	23,774,217
Russia - 4.4%
Gazprom OAO sponsored ADR (Reg. S)	2,251,053	22,073,826
Lukoil PJSC	539,238	55,062,781
Novatek PJSC GDR (Reg. S)	109,918	27,864,213
Sberbank of Russia	7,380,485	37,129,697

TOTAL RUSSIA		142,130,517

Saudi Arabia - 1.2%
Al Rajhi Bank	1,078,379	39,847,324
South Africa - 2.8%
Absa Group Ltd.	1,596,492	14,632,333
AngloGold Ashanti Ltd.	406,333	7,496,334
Capitec Bank Holdings Ltd.	93,619	10,460,690
Impala Platinum Holdings Ltd.	2,474,463	32,025,370
MTN Group Ltd. (a)	1,591,586	14,272,697
Naspers Ltd. Class N	64,416	10,909,093

TOTAL SOUTH AFRICA		89,796,517

Taiwan - 12.1%
E.SUN Financial Holdings Co. Ltd.	7,698,684	7,340,638
eMemory Technology, Inc.	495,110	40,896,139
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,261,161	16,374,366
MediaTek, Inc.	1,676,374	54,966,043
Realtek Semiconductor Corp.	433,951	7,776,676
Taiwan Semiconductor Manufacturing Co. Ltd.	11,057,270	234,331,112
Unimicron Technology Corp.	4,562,455	31,131,853

TOTAL TAIWAN		392,816,827

Thailand - 1.8%
CP ALL PCL (For. Reg.)	10,307,433	19,881,727
Siam Commercial Bank PCL (For. Reg.)	4,847,892	18,409,716
Thai Beverage PCL	39,223,293	20,651,493

TOTAL THAILAND		58,942,936

United States of America - 1.3%
Coupang, Inc. Class A (a)(b)	256,010	7,618,858
Li Auto, Inc. ADR (a)	1,056,569	34,475,846

TOTAL UNITED STATES OF AMERICA		42,094,704

TOTAL COMMON STOCKS
(Cost $2,277,640,695)		2,950,989,920

Nonconvertible Preferred Stocks - 1.8%
Brazil - 1.8%
Azul SA (a)	2,532,502	11,159,737
Banco Bradesco SA (PN)	1,883,872	6,642,520
Gerdau SA	1,395,700	6,652,314
Itau Unibanco Holding SA	4,867,058	20,101,903
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,402,300	13,770,586
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $65,449,921)		58,327,060
	Principal Amount	Value

Government Obligations - 0.2%
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 11/18/21 to 12/30/21 (Cost $6,069,783)(e)	6,070,000	6,069,693
	Shares	Value

Money Market Funds - 5.4%
Fidelity Cash Central Fund 0.06% (f)	162,746,163	162,778,712
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	13,299,670	13,301,000
TOTAL MONEY MARKET FUNDS
(Cost $176,079,712)		176,079,712
TOTAL INVESTMENT IN SECURITIES - 98.5%
(Cost $2,525,240,111)		3,191,466,385
NET OTHER ASSETS (LIABILITIES) - 1.5%		48,227,061
NET ASSETS - 100%		$3,239,693,446

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	2,396	Dec. 2021	$151,187,600	$(3,002,565)	$(3,002,565)

The notional amount of futures purchased as a percentage of Net Assets is 4.7%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $134,083,200 or 4.1% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,024,695.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$39,083,848	$1,636,605,626	$1,512,911,550	$92,698	$788	$--	$162,778,712	0.3%
Fidelity Securities Lending Cash Central Fund 0.06%	21,647,350	399,645,482	407,991,832	365,330	--	--	13,301,000	0.0%
Total	$60,731,198	$2,036,251,108	$1,920,903,382	$458,028	$788	$--	$176,079,712

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$380,259,540	$189,631,166	$190,628,374	$--
Consumer Discretionary	466,746,251	352,663,859	114,082,392	--
Consumer Staples	125,669,466	122,078,769	3,590,697	--
Energy	248,619,614	240,372,783	8,246,831	--
Financials	628,886,563	395,764,720	233,121,843	--
Health Care	136,971,303	89,009,143	47,962,160	--
Industrials	126,194,579	126,194,579	--	--
Information Technology	670,083,520	217,671,866	452,411,654	--
Materials	187,603,622	58,965,508	128,638,114	--
Real Estate	23,774,217	23,774,217	--	--
Utilities	14,508,305	14,508,305	--	--
Government Obligations	6,069,693	--	6,069,693	--
Money Market Funds	176,079,712	176,079,712	--	--
Total Investments in Securities:	$3,191,466,385	$2,006,714,627	$1,184,751,758	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(3,002,565)	$(3,002,565)	$--	$--
Total Liabilities	$(3,002,565)	$(3,002,565)	$--	$--
Total Derivative Instruments:	$(3,002,565)	$(3,002,565)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(3,002,565)
Total Equity Risk	0	(3,002,565)
Total Value of Derivatives	$0	$(3,002,565)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $12,792,428) — See accompanying schedule: Unaffiliated issuers (cost $2,349,160,399)	$3,015,386,673
Fidelity Central Funds (cost $176,079,712)	176,079,712
Total Investment in Securities (cost $2,525,240,111)		$3,191,466,385
Foreign currency held at value (cost $1,106,732)		1,099,681
Receivable for investments sold		137,102,662
Receivable for fund shares sold		944,953
Dividends receivable		1,701,040
Distributions receivable from Fidelity Central Funds		12,439
Receivable from investment adviser for expense reductions		105,085
Other receivables		1,123,719
Total assets		3,333,555,964
Liabilities
Payable to custodian bank	$1,237,715
Payable for investments purchased
Regular delivery	11,108,543
Delayed delivery	975,114
Payable for fund shares redeemed	55,807,232
Payable for daily variation margin on futures contracts	1,399,115
Other payables and accrued expenses	10,033,799
Collateral on securities loaned	13,301,000
Total liabilities		93,862,518
Net Assets		$3,239,693,446
Net Assets consist of:
Paid in capital		$2,528,725,168
Total accumulated earnings (loss)		710,968,278
Net Assets		$3,239,693,446
Net Asset Value, offering price and redemption price per share ($3,239,693,446 ÷ 286,543,055 shares)		$11.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$59,476,852
Non-Cash dividends		6,381,750
Interest		3,162
Income from Fidelity Central Funds (including $365,330 from security lending)		458,028
Income before foreign taxes withheld		66,319,792
Less foreign taxes withheld		(7,585,316)
Total income		58,734,476
Expenses
Custodian fees and expenses	$1,402,090
Independent trustees' fees and expenses	13,480
Total expenses before reductions	1,415,570
Expense reductions	(957,275)
Total expenses after reductions		458,295
Net investment income (loss)		58,276,181
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	315,560,963
Fidelity Central Funds	788
Foreign currency transactions	(1,674,478)
Futures contracts	13,551,005
Total net realized gain (loss)		327,438,278
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $7,192,299)	196,683,759
Assets and liabilities in foreign currencies	(13,336)
Futures contracts	(3,065,004)
Total change in net unrealized appreciation (depreciation)		193,605,419
Net gain (loss)		521,043,697
Net increase (decrease) in net assets resulting from operations		$579,319,878

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$58,276,181	$46,450,568
Net realized gain (loss)	327,438,278	(307,528,006)
Change in net unrealized appreciation (depreciation)	193,605,419	470,169,310
Net increase (decrease) in net assets resulting from operations	579,319,878	209,091,872
Distributions to shareholders	(47,189,249)	(52,999,079)
Share transactions
Proceeds from sales of shares	595,001,775	1,051,915,311
Reinvestment of distributions	47,189,249	52,999,079
Cost of shares redeemed	(930,503,195)	(330,297,414)
Net increase (decrease) in net assets resulting from share transactions	(288,312,171)	774,616,976
Total increase (decrease) in net assets	243,818,458	930,709,769
Net Assets
Beginning of period	2,995,874,988	2,065,165,219
End of period	$3,239,693,446	$2,995,874,988
Other Information
Shares
Sold	51,314,277	123,836,770
Issued in reinvestment of distributions	4,297,746	5,532,263
Redeemed	(79,489,388)	(36,708,531)
Net increase (decrease)	(23,877,365)	92,660,502

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Emerging Markets Fund

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.65	$9.48	$8.87	$10.00
Income from Investment Operations
Net investment income (loss)B	.20	.17	.30C	.01
Net realized and unrealized gain (loss)	1.62	.22	.35	(1.14)
Total from investment operations	1.82	.39	.65	(1.13)
Distributions from net investment income	(.16)	(.22)	(.04)	–
Total distributions	(.16)	(.22)	(.04)	–
Net asset value, end of period	$11.31	$9.65	$9.48	$8.87
Total ReturnD,E	18.88%	4.16%	7.33%	(11.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.04%	.05%	.04%	.04%H
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%H
Expenses net of all reductions	.01%	.01%	.01%	.01%H
Net investment income (loss)	1.70%	1.86%	3.24%C	.65%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,239,693	$2,995,875	$2,065,165	$1,431,017
Portfolio turnover rateI	78%	117%J	47%	15%J,K

 A For the period August 29, 2018 (commencement of operations) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 2.50%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Opportunities Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Emerging Markets Opportunities Fund	18.44%	12.19%	7.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Opportunities Fund on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$20,235	Fidelity® Series Emerging Markets Opportunities Fund
$16,162	MSCI Emerging Markets Index

Fidelity® Series Emerging Markets Opportunities Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Co-Managers Priyanshu Bakshi, Di Chen and Steven Kaye:  For the fiscal year ending October 31, 2021, the fund gained 18.44%, outperforming the 16.98% result of the benchmark MSCI Emerging Markets (Net MA) Index. From a regional standpoint, stock picks in Emerging Asia – namely China – along with non-benchmark exposure to Developed Markets, contributed most to the fund's relative result. Versus the benchmark, security selection was the primary contributor, especially in the banks area of the financials sector. Strong investment choices among consumer discretionary stocks, within the retailing industry in particular, helped as well. Also lifting performance were favorable picks in health care. The fund's largest individual relative contributor was an outsized stake in TCS Group, which gained about 309% the past 12 months. The company was among the portfolio’s biggest holdings at period end. Also helping performance was our overweighting in Bilibili, which rose roughly 64% and was one of the portfolio’s largest holdings this period. Another notable relative contributor was an outsized stake in Sberbank Russia (+107%), which was one of our biggest holdings as of October 31. Conversely, an underweighting in the Middle East and stock picks in Latin America, specifically Brazil, hurt the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our security selection in materials. An underweighting and picks among energy stocks, in addition to an overweighting in consumer discretionary, further hindered the portfolio's relative return. Our smaller-than-benchmark stake in Gazprom, a position we established this period, was the fund's largest individual relative detractor and gained about 164% the past year. Also hindering performance was our overweighting in Alibaba Group Holding, which returned -45% and was one of the fund's biggest holdings. An outsized stake in Tencent Holdings (-18%), another of the portfolio's more sizable holdings, weighed on performance as well. Notable changes in positioning include increased exposure to Russia and India. By sector, meaningful shifts include decreased exposure to consumer discretionary stocks and a higher allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2020, Guillermo de Las Casas and Will Pruett assumed co-management responsibilities for the fund. On January 30, 2021, Priyanshu Bakshi assumed co-management responsibilities for the fund, succeeding Jane Wu. On February 1, 2021, Takamitsu Nishikawa assumed co-management responsibilities for the fund.

Fidelity® Series Emerging Markets Opportunities Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Cayman Islands	23.6%
India	13.4%
Korea (South)	11.7%
Taiwan	8.9%
China	8.7%
United States of America*	5.3%
Brazil	4.7%
Russia	3.7%
South Africa	2.5%
Other	17.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	99.6
Short-Term Investments and Net Other Assets (Liabilities)	0.4

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	7.1
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	5.4
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	3.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.8
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	2.4
HDFC Bank Ltd. (India, Banks)	1.8
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.6
SK Hynix, Inc. (Korea (South), Semiconductors & Semiconductor Equipment)	1.2
TCS Group Holding PLC GDR (Cyprus, Banks)	1.2
Yandex NV Series A (Netherlands, Interactive Media & Services)	1.2
29.6

Top Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	20.2
Financials	18.9
Consumer Discretionary	14.9
Communication Services	11.4
Materials	8.4
Consumer Staples	6.0
Energy	5.2
Health Care	4.5
Industrials	3.9
Utilities	2.1

Fidelity® Series Emerging Markets Opportunities Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Belgium - 0.4%
Titan Cement International Trading SA (a)	6,078,697	$105,966,764
Bermuda - 1.0%
China Gas Holdings Ltd.	28,454,400	71,168,000
Credicorp Ltd. (United States)	902,423	117,008,166
Huanxi Media Group Ltd. (b)	117,028,855	22,261,128
Kerry Properties Ltd.	4,909,500	13,850,463
Kunlun Energy Co. Ltd.	60,042,000	54,944,932
Shangri-La Asia Ltd. (b)	7,924,000	6,456,932

TOTAL BERMUDA		285,689,621

Brazil - 2.5%
Atacadao SA	32,233,100	95,035,044
Azul SA sponsored ADR (b)(c)	3,443,500	45,557,505
Dexco SA	713,400	1,960,529
ENGIE Brasil Energia SA	4,309,800	29,713,016
Equatorial Energia SA	13,696,100	55,524,074
LOG Commercial Properties e Participacoes SA	2,221,411	9,222,095
Natura & Co. Holding SA (b)	18,323,501	126,295,083
Rede D'Oregon Sao Luiz SA (d)	3,405,600	35,601,970
Rumo SA (b)	27,209,400	77,089,604
Suzano Papel e Celulose SA (b)	7,630,300	66,557,934
Transmissora Alianca de Energia Eletrica SA unit	5,457,300	35,448,566
Vale SA sponsored ADR	11,549,970	147,031,118

TOTAL BRAZIL		725,036,538

British Virgin Islands - 0.2%
Fix Price Group Ltd. GDR (Reg. S)	5,303,422	46,192,806
Mail.Ru Group Ltd. GDR (Reg. S) (b)	862,368	17,644,049

TOTAL BRITISH VIRGIN ISLANDS		63,836,855

Canada - 0.6%
Barrick Gold Corp.	9,914,600	182,131,202
Cayman Islands - 23.6%
Akeso, Inc. (b)(d)	6,165,545	34,550,191
Alibaba Group Holding Ltd. (b)	54,613,076	1,122,990,000
Ant International Co. Ltd. Class C (b)(e)(f)	9,361,123	20,126,414
Anta Sports Products Ltd.	2,276,289	35,575,701
Antengene Corp. (d)	23,225,525	30,806,172
Archosaur Games, Inc. (d)	2,140,000	2,563,434
BeiGene Ltd. ADR (b)	126,800	45,358,896
Bilibili, Inc. ADR (b)(c)	4,377,864	320,897,431
Chailease Holding Co. Ltd.	25,581,135	244,373,565
China Resources Land Ltd.	11,811,720	45,998,987
CIFI Holdings Group Co. Ltd.	66,134,646	36,720,220
CK Asset Holdings Ltd.	1,900,000	11,733,822
ENN Energy Holdings Ltd.	5,710,100	98,856,175
ESR Cayman Ltd. (b)(d)	6,414,400	20,816,606
GlobalFoundries, Inc.	391,100	19,062,214
Haitian International Holdings Ltd.	18,330,306	53,715,182
Hansoh Pharmaceutical Group Co. Ltd. (d)	18,393,724	41,087,709
Innovent Biologics, Inc. (b)(d)	7,414,862	66,519,808
iQIYI, Inc. ADR (b)(c)	1,192,926	9,877,427
Jacobio Pharmaceuticals Group Co. Ltd. (d)	16,869,728	38,377,249
JD Health International, Inc. (d)	2,166,058	19,181,466
JD.com, Inc. sponsored ADR (b)	4,286,765	335,567,964
KE Holdings, Inc. ADR (b)	1,191,100	21,701,842
Kingdee International Software Group Co. Ltd. (b)	16,394,273	54,152,409
Kuaishou Technology Class B (d)	12,043,200	160,204,511
Li Auto, Inc. Class A (b)	1,420,300	23,950,049
Li Ning Co. Ltd.	12,550,939	139,535,534
Longfor Properties Co. Ltd. (d)	8,743,166	42,476,920
Medlive Technology Co. Ltd. (d)	8,013,082	41,659,169
Medlive Technology Co. Ltd.	2,275,500	11,238,581
Meituan Class B (b)(d)	20,210,264	687,727,826
NetEase, Inc. ADR	530,871	51,807,701
PagSeguro Digital Ltd. (b)(c)	2,001,834	72,466,391
Parade Technologies Ltd.	527,213	33,796,919
Pinduoduo, Inc. ADR (b)	1,841,287	163,727,240
Pop Mart International Group Ltd. (c)(d)	5,447,894	32,174,119
Sea Ltd. ADR (b)	559,439	192,206,457
Shimao Property Holdings Ltd.	15,828,500	24,900,821
Silergy Corp.	414,620	68,197,508
Tencent Holdings Ltd.	25,914,255	1,576,358,763
Tencent Music Entertainment Group ADR (b)	1,667,495	13,106,511
Tongdao Liepin Group (b)	7,511,822	10,851,858
Trip.com Group Ltd. ADR (b)(c)	3,158,796	90,215,214
Uni-President China Holdings Ltd.	46,211,000	39,437,188
Wuxi Biologics (Cayman), Inc. (b)(d)	14,460,587	219,034,017
Xiaomi Corp. Class B (b)(d)	8,461,002	23,217,324
XP, Inc. Class A (b)	3,758,965	123,331,642
XPeng, Inc.:
ADR (b)	4,659,248	217,260,734
Class A	478,800	11,109,945
Zai Lab Ltd. (b)	808,361	83,860,202

TOTAL CAYMAN ISLANDS		6,884,464,028

Chile - 0.7%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	3,800,762	208,623,826
China - 8.5%
Bafang Electric Suzhou Co. Ltd. (A Shares)	1,811,074	67,557,450
Beijing Enlight Media Co. Ltd. (A Shares)	35,324,276	51,615,380
Beijing Sinohytec Co. Ltd. (A Shares) (b)	814,900	31,421,816
C&S Paper Co. Ltd. (A Shares)	22,306,600	59,338,011
China Communications Services Corp. Ltd. (H Shares)	80,788,000	44,648,596
China Construction Bank Corp. (H Shares)	524,701,000	357,101,418
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	18,257,128	29,726,706
China Petroleum & Chemical Corp. (H Shares)	212,066,000	103,325,555
China Tower Corp. Ltd. (H Shares) (d)	112,981,200	14,666,283
DBAPPSecurity Ltd. (A Shares)	1,270,032	58,109,305
Estun Automation Co. Ltd. (A Shares)	5,541,500	22,881,423
Flat Glass Group Co. Ltd. (c)	7,770,734	41,947,282
Gemdale Corp. (A Shares)	21,875,700	34,662,351
Great Wall Motor Co. Ltd. (H Shares)	32,638,972	147,243,483
Haier Smart Home Co. Ltd.	22,933,216	85,772,969
Haier Smart Home Co. Ltd. (A Shares)	1,171,203	4,973,145
Hongfa Technology Co. Ltd. (A Shares)	3,062,100	35,536,278
OPT Machine Vision Tech Co. Ltd. (A Shares)	477,900	20,320,868
Pharmaron Beijing Co. Ltd. (H Shares) (d)	3,811,908	83,043,301
Ping An Insurance Group Co. of China Ltd. (H Shares)	43,504,000	311,607,540
Poly Developments & Holdings (A Shares)	14,634,134	28,693,708
Proya Cosmetics Co. Ltd. (A Shares)	3,553,979	111,516,962
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	2,402,915	20,256,396
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	1,768,483	103,829,961
ShenZhen Topband Co. Ltd. (A Shares)	23,185,227	53,603,905
Sinopec Engineering Group Co. Ltd. (H Shares)	34,716,687	18,294,251
Sinopharm Group Co. Ltd. (H Shares)	16,285,600	38,848,498
Sungrow Power Supply Co. Ltd. (A Shares)	1,399,020	35,839,548
TravelSky Technology Ltd. (H Shares)	18,427,000	34,483,275
Tsingtao Brewery Co. Ltd. (H Shares)	25,396,576	220,818,503
Venus MedTech Hangzhou, Inc. (H Shares) (b)(d)	5,415,487	25,092,000
WuXi AppTec Co. Ltd. (H Shares) (d)	3,739,604	79,930,100
Xiamen Faratronic Co. Ltd. (A Shares)	1,123,400	33,934,809
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	14,013,200	67,179,791
ZTE Corp. (H Shares)	5,417,936	16,294,544

TOTAL CHINA		2,494,115,411

Cyprus - 1.2%
TCS Group Holding PLC GDR	3,502,179	358,623,130
Egypt - 0.0%
Six of October Development & Investment Co.	11,410,084	13,327,501
France - 0.1%
Ubisoft Entertainment SA (b)	375,788	19,677,688
Germany - 0.1%
Delivery Hero AG (b)(d)	263,599	32,772,684
Greece - 0.1%
Piraeus Financial Holdings SA (b)	9,435,800	16,034,444
Hong Kong - 1.2%
AIA Group Ltd.	12,363,200	138,554,520
China Overseas Land and Investment Ltd.	14,648,400	32,307,248
China Resources Beer Holdings Co. Ltd.	17,378,666	144,068,371
Guangdong Investment Ltd.	36,232,000	45,636,347

TOTAL HONG KONG		360,566,486

Hungary - 0.7%
OTP Bank PLC (b)	2,509,700	150,730,675
Richter Gedeon PLC	1,507,600	42,233,491

TOTAL HUNGARY		192,964,166

India - 13.2%
Adani Ports & Special Economic Zone Ltd.	12,559,447	116,118,962
Apollo Hospitals Enterprise Ltd.	655,200	37,255,622
Axis Bank Ltd. (b)	19,444,813	192,489,510
Bajaj Auto Ltd.	1,043,843	51,628,136
Bajaj Finance Ltd.	1,931,677	190,711,709
Bandhan Bank Ltd. (d)	13,657,600	53,105,297
Divi's Laboratories Ltd.	674,400	46,337,952
Embassy Office Parks (REIT)	3,962,700	18,484,670
HCL Technologies Ltd.	8,788,766	134,109,147
HDFC Bank Ltd.	24,984,788	528,753,046
Hindustan Aeronautics Ltd.	25,388	442,558
Housing Development Finance Corp. Ltd.	263,600	10,004,175
Indraprastha Gas Ltd.	11,382,694	71,966,629
Indus Towers Ltd.	1,768,700	6,406,538
IndusInd Bank Ltd.	3,686,100	56,072,193
Infosys Ltd.	5,020,664	112,245,953
Infosys Ltd. sponsored ADR	4,350,785	96,935,490
ITC Ltd.	23,758,854	70,748,799
JK Cement Ltd. (a)	4,669,231	206,550,633
Larsen & Toubro Ltd.	7,216,444	170,087,797
Mahanagar Gas Ltd.	3,059,534	40,946,855
Mahindra & Mahindra Ltd.	3,365,151	39,698,950
Manappuram General Finance & Leasing Ltd.	31,212,087	86,530,207
Max Healthcare Institute Ltd. (b)	5,354,585	23,670,759
NTPC Ltd.	38,353,645	67,875,539
Oberoi Realty Ltd. (b)	3,864,372	46,673,550
Petronet LNG Ltd.	11,588,580	35,490,075
Pine Labs Private Ltd. (e)(f)	9,606	4,118,236
Power Grid Corp. of India Ltd.	37,430,954	92,410,087
Reliance Industries Ltd.	14,126,492	477,997,670
Shree Cement Ltd.	369,368	141,110,600
Shriram Transport Finance Co. Ltd.	10,545,152	202,053,863
Sun Pharmaceutical Industries Ltd.	2,219,500	23,540,824
Tata Consultancy Services Ltd.	698,815	31,677,655
Tata Motors Ltd. (b)	7,273,730	46,745,977
Tata Steel Ltd.	5,487,166	96,335,616
Tech Mahindra Ltd.	4,544,896	89,609,426
Titan Co. Ltd.	618,242	19,659,939
Torrent Pharmaceuticals Ltd.	1,076,436	41,078,481
Voltas Ltd.	1,950,718	31,348,641
Zomato Ltd. (b)	31,032,371	54,463,457

TOTAL INDIA		3,863,491,223

Indonesia - 1.5%
PT Bank Central Asia Tbk	354,832,860	187,215,502
PT Bank Rakyat Indonesia Tbk	778,570,203	233,714,179
PT United Tractors Tbk	17,095,300	28,416,751

TOTAL INDONESIA		449,346,432

Japan - 1.0%
Capcom Co. Ltd.	981,253	26,410,846
Ibiden Co. Ltd.	344,219	20,682,715
JTOWER, Inc. (b)	209,914	19,943,173
Money Forward, Inc. (b)	491,327	33,387,084
Recruit Holdings Co. Ltd.	360,728	23,995,273
Renesas Electronics Corp. (b)	3,309,740	40,714,532
Square Enix Holdings Co. Ltd.	552,520	30,267,093
Tokyo Electron Ltd.	111,133	51,791,655
Z Holdings Corp.	9,559,810	59,347,502

TOTAL JAPAN		306,539,873

Korea (South) - 11.4%
AMOREPACIFIC Group, Inc.	1,909,689	80,864,720
Coway Co. Ltd.	1,147,020	77,375,069
Hana Financial Group, Inc.	3,595,239	137,921,320
Hanon Systems	3,845,200	47,390,557
Hyundai Mobis	365,700	78,647,869
Kakao Corp.	1,407,719	150,672,453
Kakao Pay Corp. (b)(g)	112,900	8,650,825
KB Financial Group, Inc.	4,926,355	237,232,579
Kia Corp.	2,798,222	203,146,236
LG Chemical Ltd.	72,406	51,689,001
LG Corp.	936,488	72,837,080
NCSOFT Corp.	98,125	52,453,101
Netmarble Corp. (d)	109,393	11,524,646
POSCO	1,070,405	270,097,251
S-Oil Corp.	802,610	69,866,587
Samsung Biologics Co. Ltd. (b)(d)	154,848	114,768,670
Samsung Electronics Co. Ltd.	18,443,162	1,098,590,292
Samsung SDI Co. Ltd.	283,685	178,067,518
SK Hynix, Inc.	4,127,955	362,016,897
Studio Dragon Corp. (b)	350,835	25,796,009

TOTAL KOREA (SOUTH)		3,329,608,680

Luxembourg - 0.3%
Adecoagro SA (b)(c)	1,308,718	11,464,370
Globant SA (b)	212,445	67,810,320

TOTAL LUXEMBOURG		79,274,690

Mauritius - 0.1%
Jumo World Ltd. (f)	2,021	15,189,290
Mexico - 2.4%
CEMEX S.A.B. de CV sponsored ADR (b)	36,338,000	233,653,340
Corporacion Inmobiliaria Vesta S.A.B. de CV	14,120,984	24,582,090
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	5,842,000	73,643,591
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	194,006	39,121,310
Grupo Aeroportuario Norte S.A.B. de CV (b)	4,345,000	26,218,154
Grupo Financiero Banorte S.A.B. de CV Series O	32,366,618	204,924,648
Wal-Mart de Mexico SA de CV Series V	32,351,700	112,841,246

TOTAL MEXICO		714,984,379

Netherlands - 2.0%
Adyen BV (b)(d)	11,525	34,774,502
ASML Holding NV (Netherlands)	57,646	46,860,449
CTP BV (d)	631,312	13,428,259
Elastic NV (b)	195,349	33,895,005
X5 Retail Group NV GDR (Reg. S)	2,880,800	98,062,432
Yandex NV Series A (b)(c)	4,328,374	358,562,502

TOTAL NETHERLANDS		585,583,149

Panama - 0.2%
Copa Holdings SA Class A (b)(c)	790,728	58,482,243
Peru - 0.1%
Compania de Minas Buenaventura SA sponsored ADR (b)(c)	2,441,126	19,236,073
Philippines - 0.1%
Ayala Land, Inc.	38,499,124	26,753,499
Poland - 0.2%
CD Projekt RED SA (c)	1,096,145	47,773,036
Russia - 3.7%
Gazprom OAO sponsored ADR (Reg. S)	9,167,000	89,891,602
LSR Group OJSC	372,530	3,914,593
Lukoil PJSC sponsored ADR	2,896,400	295,432,800
MMC Norilsk Nickel PJSC sponsored ADR	1,730,590	54,150,161
Novatek PJSC GDR (Reg. S)	760,000	192,660,000
Sberbank of Russia	12,899,053	64,892,474
Sberbank of Russia sponsored ADR	15,529,894	310,908,478
Severstal PAO GDR (Reg. S)	409,303	9,356,667
Tatneft PAO	7,199,300	54,986,720

TOTAL RUSSIA		1,076,193,495

Saudi Arabia - 0.9%
Al Rajhi Bank	6,987,647	258,201,465
Singapore - 0.4%
First Resources Ltd. (a)	85,430,300	112,766,729
South Africa - 2.5%
Bidvest Group Ltd./The	5,637,677	70,637,971
Capitec Bank Holdings Ltd.	1,009,261	112,771,620
FirstRand Ltd.	36,910,061	140,173,659
Impala Platinum Holdings Ltd.	20,016,502	259,060,607
Pick 'n Pay Stores Ltd. (a)	36,652,697	143,251,457

TOTAL SOUTH AFRICA		725,895,314

Taiwan - 8.9%
ASE Technology Holding Co. Ltd.	18,297,430	65,364,464
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,844,156	22,457,342
MediaTek, Inc.	6,086,657	199,573,275
Taiwan Semiconductor Manufacturing Co. Ltd.	97,078,586	2,057,337,219
Uni-President Enterprises Corp.	40,707,000	97,363,484
Unimicron Technology Corp.	3,251,000	22,183,157
United Microelectronics Corp.	59,833,000	124,049,013

TOTAL TAIWAN		2,588,327,954

Thailand - 0.4%
Land & House PCL (For. Reg.)	34,242,300	8,720,538
PTT Global Chemical PCL (For. Reg.)	52,829,300	99,910,747

TOTAL THAILAND		108,631,285

Turkey - 0.4%
Aselsan A/S	45,788,000	78,250,139
Bim Birlesik Magazalar A/S JSC	6,935,000	44,831,522

TOTAL TURKEY		123,081,661

United Kingdom - 1.2%
Helios Towers PLC (b)	3,063,800	6,473,936
Mondi PLC (c)	6,998,098	174,368,321
Prudential PLC (b)	7,776,448	159,051,533

TOTAL UNITED KINGDOM		339,893,790

United States of America - 2.6%
Activision Blizzard, Inc.	451,050	35,267,600
Airbnb, Inc. Class A	36,500	6,229,090
Dlocal Ltd. (c)	894,772	43,405,390
First Cash Financial Services, Inc.	1,163,193	102,907,685
Fluence Energy, Inc.	197,900	7,039,303
Jackson Financial, Inc. (b)	161,801	4,379,953
Li Auto, Inc. ADR (b)(c)	6,974,848	227,589,290
Marvell Technology, Inc.	683,717	46,834,615
MercadoLibre, Inc. (b)	17,922	26,542,840
Microsoft Corp.	181,726	60,263,976
NVIDIA Corp.	256,776	65,649,920
Salesforce.com, Inc. (b)	188,696	56,550,304
Snap, Inc. Class A (b)	1,128,082	59,314,552
Synopsys, Inc. (b)	79,401	26,454,825

TOTAL UNITED STATES OF AMERICA		768,429,343

TOTAL COMMON STOCKS
(Cost $19,335,246,366)		27,541,513,947

Preferred Stocks - 2.9%
Convertible Preferred Stocks - 0.3%
China - 0.2%
ByteDance Ltd. Series E1 (e)(f)	399,541	49,670,937
dMed Biopharmaceutical Co. Ltd. Series C (e)(f)	769,712	10,645,117
		60,316,054
India - 0.1%
Meesho Series F (e)(f)	431,274	33,066,770

TOTAL CONVERTIBLE PREFERRED STOCKS		93,382,824

Nonconvertible Preferred Stocks - 2.6%
Brazil - 2.2%
Ambev SA sponsored ADR	53,094,300	157,159,128
Companhia de Transmissao de Energia Eletrica Paulista (PN)	4,126,300	17,780,860
Itau Unibanco Holding SA sponsored ADR	31,364,243	127,652,469
Metalurgica Gerdau SA (PN)	54,587,222	120,997,581
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	12,209,000	117,328,490
sponsored ADR	9,424,100	92,544,662
		633,463,190
India - 0.1%
Pine Labs Private Ltd.:
Series 1 (e)(f)	22,959	9,842,868
Series A (e)(f)	5,737	2,459,538
Series B (e)(f)	6,242	2,676,039
Series B2 (e)(f)	5,049	2,164,582
Series C (e)(f)	9,391	4,026,063
Series C1 (e)(f)	1,978	847,998
Series D (e)(f)	2,116	907,161
		22,924,249
Korea (South) - 0.3%
Hyundai Motor Co. Series 2	934,740	78,131,066
Russia - 0.0%
Tatneft PAO	1,239,400	8,531,009
United States of America - 0.0%
Gupshup, Inc. (e)(f)	566,129	12,944,653

TOTAL NONCONVERTIBLE PREFERRED STOCKS		755,994,167

TOTAL PREFERRED STOCKS
(Cost $731,385,132)		849,376,991
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.05% 11/26/21 to 1/27/22 (Cost $33,376,928)(h)	33,380,000	33,376,478
	Shares	Value

Money Market Funds - 2.6%
Fidelity Cash Central Fund 0.06% (i)	91,194,055	91,212,294
Fidelity Securities Lending Cash Central Fund 0.06% (i)(j)	671,735,427	671,802,601
TOTAL MONEY MARKET FUNDS
(Cost $762,996,414)		763,014,895
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $20,863,004,840)		29,187,282,311
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,255,274
NET ASSETS - 100%		$29,188,537,585

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	10,455	Dec. 2021	$659,710,500	$(3,535,737)	$(3,535,737)

The notional amount of futures purchased as a percentage of Net Assets is 2.3%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Affiliated company

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,959,104,233 or 6.7% of net assets.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $153,496,376 or 0.5% of net assets.

 (f) Level 3 security

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $33,376,478.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$35,678,747
ByteDance Ltd. Series E1	11/18/20	$43,779,377
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$10,932,333
Gupshup, Inc.	6/8/21	$12,944,653
Meesho Series F	9/21/21	$33,066,770
Pine Labs Private Ltd.	6/30/21	$3,581,693
Pine Labs Private Ltd. Series 1	6/30/21	$8,560,493
Pine Labs Private Ltd. Series A	6/30/21	$2,139,098
Pine Labs Private Ltd. Series B	6/30/21	$2,327,392
Pine Labs Private Ltd. Series B2	6/30/21	$1,882,570
Pine Labs Private Ltd. Series C	6/30/21	$3,501,528
Pine Labs Private Ltd. Series C1	6/30/21	$737,517
Pine Labs Private Ltd. Series D	6/30/21	$788,972

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$391,973,656	$16,331,264,631	$16,632,033,296	$327,418	$19,404	$(12,101)	$91,212,294	0.2%
Fidelity Securities Lending Cash Central Fund 0.06%	242,225,838	5,597,249,696	5,167,672,933	2,035,058	--	--	671,802,601	1.8%
Total	$634,199,494	$21,928,514,327	$21,799,706,229	$2,362,476	$19,404	$(12,101)	$763,014,895

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
First Resources Ltd.	$76,045,998	$15,148,060	$12,240,397	$1,960,866	$(5,779,964)	$39,593,032	$112,766,729
GP Investments Ltd. Class A (depositary receipt)	4,906,737	--	5,601,772	--	(11,100,976)	11,796,011	--
JK Cement Ltd.	115,090,372	26,918,168	19,428,086	649,127	6,118,344	77,851,835	206,550,633
Macquarie Mexican (REIT)	49,112,406	--	53,023,667	863,813	(6,628,355)	10,539,616	--
Pick 'n Pay Stores Ltd.	69,586,832	71,333,906	16,801,008	5,737,864	(6,904,445)	26,036,172	143,251,457
Piraeus Financial Holdings SA	--	15,306,428	2,688,898	195,085	549,253	2,867,662	--
Shriram Transport Finance Co. Ltd.	121,160,667	15,413,652	57,593,595	2,293,487	1,356,306	121,716,833	--
Titan Cement International Trading SA	76,217,964	--	1,079,453	2,978,323	(666,863)	31,495,116	105,966,764
Total	$512,120,976	$144,120,214	$168,456,876	$14,678,565	$(23,056,700)	$321,896,277	$568,535,583

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$3,334,008,435	$1,381,500,334	$1,952,508,101	$--
Consumer Discretionary	4,278,911,949	1,925,647,404	2,353,264,545	--
Consumer Staples	1,725,863,049	1,644,998,329	80,864,720	--
Energy	1,573,511,224	1,400,319,082	173,192,142	--
Financials	5,454,348,368	3,409,255,588	2,009,777,076	35,315,704
Health Care	1,318,368,740	878,822,153	428,901,470	10,645,117
Industrials	1,181,869,070	1,065,093,544	116,775,526	--
Information Technology	5,884,254,563	1,526,996,600	4,234,533,118	122,724,845
Materials	2,448,787,971	1,867,941,112	580,846,859	--
Real Estate	508,696,489	508,696,489	--	--
Utilities	682,271,080	682,271,080	--	--
Government Obligations	33,376,478	--	33,376,478	--
Money Market Funds	763,014,895	763,014,895	--	--
Total Investments in Securities:	$29,187,282,311	$17,054,556,610	$11,964,040,035	$168,685,666
Derivative Instruments:
Liabilities
Futures Contracts	$(3,535,737)	$(3,535,737)	$--	$--
Total Liabilities	$(3,535,737)	$(3,535,737)	$--	$--
Total Derivative Instruments:	$(3,535,737)	$(3,535,737)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(3,535,737)
Total Equity Risk	0	(3,535,737)
Total Value of Derivatives	$0	$(3,535,737)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Opportunities Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $639,982,436) — See accompanying schedule: Unaffiliated issuers (cost $19,684,213,695)	$27,855,731,833
Fidelity Central Funds (cost $762,996,414)	763,014,895
Other affiliated issuers (cost $415,794,731)	568,535,583
Total Investment in Securities (cost $20,863,004,840)		$29,187,282,311
Cash		3,331,047
Foreign currency held at value (cost $195,912,579)		194,036,720
Receivable for investments sold		992,857,101
Receivable for fund shares sold		20,918,934
Dividends receivable		19,171,065
Distributions receivable from Fidelity Central Funds		222,428
Receivable from investment adviser for expense reductions		714,783
Other receivables		7,301,102
Total assets		30,425,835,491
Liabilities
Payable for investments purchased
Regular delivery	$145,074,963
Delayed delivery	8,737,334
Payable for fund shares redeemed	266,764,215
Payable for daily variation margin on futures contracts	7,653,125
Other payables and accrued expenses	137,270,764
Collateral on securities loaned	671,797,505
Total liabilities		1,237,297,906
Net Assets		$29,188,537,585
Net Assets consist of:
Paid in capital		$18,244,817,434
Total accumulated earnings (loss)		10,943,720,151
Net Assets		$29,188,537,585
Net Asset Value, offering price and redemption price per share ($29,188,537,585 ÷ 1,182,023,555 shares)		$24.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends (including $14,678,565 earned from other affiliated issuers)		$603,111,016
Non-Cash dividends		34,965,748
Interest		15,534
Income from Fidelity Central Funds (including $2,035,058 from security lending)		2,362,476
Income before foreign taxes withheld		640,454,774
Less foreign taxes withheld		(72,895,838)
Total income		567,558,936
Expenses
Custodian fees and expenses	$10,383,918
Independent trustees' fees and expenses	121,783
Total expenses before reductions	10,505,701
Expense reductions	(6,364,357)
Total expenses after reductions		4,141,344
Net investment income (loss)		563,417,592
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,898,172)	2,525,824,417
Fidelity Central Funds	19,404
Other affiliated issuers	(23,056,700)
Foreign currency transactions	(12,168,772)
Futures contracts	(34,151,411)
Total net realized gain (loss)		2,456,466,938
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $129,470,625)	1,797,149,127
Fidelity Central Funds	(12,101)
Other affiliated issuers	321,896,277
Assets and liabilities in foreign currencies	(2,017,825)
Futures contracts	(3,789,787)
Total change in net unrealized appreciation (depreciation)		2,113,225,691
Net gain (loss)		4,569,692,629
Net increase (decrease) in net assets resulting from operations		$5,133,110,221

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$563,417,592	$404,276,526
Net realized gain (loss)	2,456,466,938	694,850,419
Change in net unrealized appreciation (depreciation)	2,113,225,691	2,518,251,231
Net increase (decrease) in net assets resulting from operations	5,133,110,221	3,617,378,176
Distributions to shareholders	(909,906,288)	(524,696,384)
Share transactions
Proceeds from sales of shares	5,298,433,914	8,019,585,485
Reinvestment of distributions	909,906,288	524,696,384
Cost of shares redeemed	(8,072,789,703)	(3,482,228,176)
Net increase (decrease) in net assets resulting from share transactions	(1,864,449,501)	5,062,053,693
Total increase (decrease) in net assets	2,358,754,432	8,154,735,485
Net Assets
Beginning of period	26,829,783,153	18,675,047,668
End of period	$29,188,537,585	$26,829,783,153
Other Information
Shares
Sold	208,064,485	435,733,944
Issued in reinvestment of distributions	37,646,102	26,208,611
Redeemed	(311,910,589)	(176,977,985)
Net increase (decrease)	(66,200,002)	284,964,570

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Emerging Markets Opportunities Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$21.49	$19.39	$17.66	$21.35	$16.79
Income from Investment Operations
Net investment income (loss)A	.47	.35	.57B	.45	.30
Net realized and unrealized gain (loss)	3.48	2.26	2.71	(3.52)	4.49
Total from investment operations	3.95	2.61	3.28	(3.07)	4.79
Distributions from net investment income	(.33)	(.50)	(.41)	(.39)	(.19)
Distributions from net realized gain	(.41)	(.02)	(1.14)	(.23)	(.04)
Total distributions	(.75)C	(.51)C	(1.55)	(.62)	(.23)
Net asset value, end of period	$24.69	$21.49	$19.39	$17.66	$21.35
Total ReturnD	18.44%	13.66%	20.13%	(14.82)%	29.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%	.04%	.04%	.05%	.59%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.57%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.56%
Net investment income (loss)	1.82%	1.78%	3.12%B	2.16%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$29,188,538	$26,829,783	$18,675,048	$13,597,809	$15,747,447
Portfolio turnover rateG	69%	42%H	54%	64%	56%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been 2.29%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series International Growth Fund	33.10%	16.15%	11.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Growth Fund on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$29,684	Fidelity® Series International Growth Fund
$24,806	MSCI EAFE Growth Index

Fidelity® Series International Growth Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Jed Weiss:  For the fiscal year ending October 31, 2021, the fund gained 33.10%, outperforming the 30.17% result of the benchmark MSCI EAFE Growth (Net MA) Index. From a geographic standpoint, security selection in Japan and a non-benchmark allocation to the U.S. contributed most to the portfolio's relative result. Versus the benchmark, sector positioning was the primary contributor, especially semiconductors & semiconductor equipment companies within information technology. Strong picks among communication services stocks also boosted the fund's relative result. Adding further value was an underweighting in consumer staples, primarily driven by the household & personal products industry. The portfolio's top individual relative contributor was an overweighting in ASML Holding, which gained 125% the past year and was our largest holding. Another key contributor was an out-of-benchmark position in MSCI (+91%). The fund’s outsized stake in Recruit Holdings (+76%), which was one of our biggest holdings, also helped. Conversely, investment choices in emerging markets – namely China – along with an underweighting in Europe ex U.K., detracted from the portfolio's relative return. By sector, the largest detractors from performance versus the benchmark proved to be security selection and an underweighting in consumer discretionary. Picks among information technology stocks, as well as an overweighting in communication services, also hindered the fund's relative performance. A non-benchmark stake in Alibaba Group Holding was the portfolio's largest individual relative detractor, due to its roughly -51% result. That said, we sold the stock during the 12-month period. Our out-of-benchmark position in Tencent Holdings (-18%) was another key detractor. We decreased our exposure to the company the past year, however. Avoiding Novo-Nordisk, a benchmark component that rose 74% the past 12 months, also weighed on relative performance. Notable changes in geographic positioning include a higher allocation to France and Netherlands, while by sector, meaningful shifts in exposure include an increase in industrials stocks and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Growth Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
United States of America*	19.0%
Japan	15.4%
Switzerland	10.6%
Netherlands	8.2%
France	7.4%
Sweden	5.5%
Germany	5.3%
United Kingdom	4.3%
Hong Kong	3.6%
Other	20.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	98.8
Short-Term Investments and Net Other Assets (Liabilities)	1.2

Top Ten Stocks as of October 31, 2021

% of fund's net assets
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	6.4
Nestle SA (Reg. S) (Switzerland, Food Products)	5.4
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	3.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.6
Recruit Holdings Co. Ltd. (Japan, Professional Services)	3.5
Keyence Corp. (Japan, Electronic Equipment & Components)	3.1
Linde PLC (Germany, Chemicals)	2.4
AIA Group Ltd. (Hong Kong, Insurance)	2.3
Atlas Copco AB (A Shares) (Sweden, Machinery)	2.3
Hoya Corp. (Japan, Health Care Equipment & Supplies)	2.3
35.1

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	25.2
Information Technology	24.8
Financials	12.8
Health Care	11.1
Consumer Discretionary	7.2
Consumer Staples	6.0
Materials	5.7
Communication Services	4.6
Real Estate	0.7
Energy	0.7

Fidelity® Series International Growth Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Australia - 1.9%
CSL Ltd.	1,280,072	$289,352,086
Bailiwick of Jersey - 1.8%
Experian PLC	6,106,289	279,700,816
Belgium - 0.9%
Azelis Group NV	1,162,900	37,640,747
UCB SA	910,500	108,516,668

TOTAL BELGIUM		146,157,415

Canada - 2.6%
CAE, Inc. (a)	2,731,300	82,826,187
Canadian Pacific Railway Ltd.	2,582,040	199,849,395
Franco-Nevada Corp.	794,628	113,383,451

TOTAL CANADA		396,059,033

Cayman Islands - 0.4%
Tencent Holdings Ltd.	1,082,100	65,823,919
Denmark - 1.2%
Vestas Wind Systems A/S	4,177,900	180,685,248
Finland - 0.8%
Kone OYJ (B Shares)	1,727,800	117,762,978
France - 7.4%
Edenred SA	2,273,290	122,907,970
Legrand SA	1,777,944	193,956,150
LVMH Moet Hennessy Louis Vuitton SE	743,996	583,383,382
Safran SA	1,431,300	192,638,370
Sanofi SA	591,100	59,372,554

TOTAL FRANCE		1,152,258,426

Germany - 5.3%
Deutsche Borse AG	666,845	110,697,337
Linde PLC	1,131,301	364,217,833
SAP SE	1,628,329	235,800,237
Vonovia SE	1,718,935	104,242,682

TOTAL GERMANY		814,958,089

Hong Kong - 3.6%
AIA Group Ltd.	31,643,701	354,631,309
Hong Kong Exchanges and Clearing Ltd.	3,214,925	194,535,915

TOTAL HONG KONG		549,167,224

India - 1.6%
FSN E-Commerce Ventures Private Ltd. (b)	290,496	4,142,053
Housing Development Finance Corp. Ltd.	1,880,900	71,384,114
Kotak Mahindra Bank Ltd. (a)	2,709,500	73,422,733
Reliance Industries Ltd.	925,000	31,299,196
Reliance Industries Ltd. sponsored GDR (c)	1,050,000	71,400,000

TOTAL INDIA		251,648,096

Ireland - 1.4%
CRH PLC sponsored ADR	4,393,340	210,616,720
Italy - 1.5%
Interpump Group SpA	1,784,620	131,517,571
Prada SpA	15,293,600	95,922,843

TOTAL ITALY		227,440,414

Japan - 15.4%
Azbil Corp.	4,138,805	176,448,934
FANUC Corp.	1,118,115	220,963,214
Hoya Corp.	2,366,500	348,369,048
Keyence Corp.	806,187	486,626,394
Lasertec Corp.	749,000	162,469,909
Misumi Group, Inc.	6,159,629	257,618,866
Nabtesco Corp.	304,652	9,887,050
OSG Corp.	2,357,646	39,224,029
Recruit Holdings Co. Ltd.	8,148,005	541,997,295
SHO-BOND Holdings Co. Ltd.	1,976,400	82,790,208
USS Co. Ltd.	3,755,600	60,533,904

TOTAL JAPAN		2,386,928,851

Kenya - 0.7%
Safaricom Ltd.	269,131,800	103,493,630
Netherlands - 8.2%
Aalberts Industries NV	407,233	22,525,931
Airbus Group NV (a)	1,447,900	185,739,563
ASML Holding NV (Netherlands)	1,218,046	990,149,915
IMCD NV	340,000	75,483,332

TOTAL NETHERLANDS		1,273,898,741

New Zealand - 0.3%
Auckland International Airport Ltd. (a)	8,916,062	51,050,108
Norway - 1.1%
Adevinta ASA Class B (a)	3,886,769	63,975,098
Schibsted ASA (B Shares)	2,368,754	106,942,882

TOTAL NORWAY		170,917,980

South Africa - 0.4%
Clicks Group Ltd.	2,997,922	54,726,060
Spain - 2.5%
Amadeus IT Holding SA Class A (a)	4,048,464	270,692,611
Cellnex Telecom SA (c)	1,941,542	119,358,392

TOTAL SPAIN		390,051,003

Sweden - 5.5%
ASSA ABLOY AB (B Shares)	11,113,591	326,102,403
Atlas Copco AB (A Shares) (d)	5,442,682	349,705,627
Epiroc AB (A Shares)	6,958,369	173,148,982

TOTAL SWEDEN		848,957,012

Switzerland - 10.6%
Nestle SA (Reg. S)	6,287,260	829,335,036
Roche Holding AG (participation certificate)	1,451,364	562,249,987
Schindler Holding AG:
(participation certificate)	392,941	102,226,459
(Reg.)	156,202	40,057,044
Temenos Group AG	674,760	103,063,768

TOTAL SWITZERLAND		1,636,932,294

Taiwan - 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	11,203,885	237,438,252
United Kingdom - 4.3%
Compass Group PLC (a)	9,008,600	191,168,188
Dechra Pharmaceuticals PLC	1,061,700	74,393,064
InterContinental Hotel Group PLC ADR (a)	1,396,430	98,964,994
London Stock Exchange Group PLC	1,131,992	110,192,311
Rightmove PLC	8,690,745	82,233,173
Spectris PLC	2,046,586	105,424,192

TOTAL UNITED KINGDOM		662,375,922

United States of America - 17.8%
Alphabet, Inc. Class A (a)	57,787	171,102,684
Autoliv, Inc.	813,334	78,771,398
Black Knight, Inc. (a)	924,623	64,825,319
Lam Research Corp.	421,065	237,299,602
Marsh & McLennan Companies, Inc.	1,691,931	282,214,091
MasterCard, Inc. Class A	712,231	238,967,745
Moody's Corp.	640,359	258,801,090
MSCI, Inc.	404,627	269,028,400
NICE Systems Ltd. sponsored ADR (a)(d)	675,754	191,251,897
PriceSmart, Inc.	510,732	36,747,167
ResMed, Inc.	971,464	255,407,600
S&P Global, Inc.	556,280	263,765,725
Sherwin-Williams Co.	576,141	182,412,002
Visa, Inc. Class A	1,081,770	229,086,433

TOTAL UNITED STATES OF AMERICA		2,759,681,153

TOTAL COMMON STOCKS
(Cost $7,643,638,258)		15,258,081,470

Convertible Preferred Stocks - 0.1%
China - 0.1%
ByteDance Ltd. Series E1 (e)(f)
(Cost $18,859,141)	172,113	21,397,088

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.06% (g)	289,633,237	289,691,163
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	40,627,699	40,631,762
TOTAL MONEY MARKET FUNDS
(Cost $330,322,925)		330,322,925
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $7,992,820,324)		15,609,801,483
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(142,677,027)
NET ASSETS - 100%		$15,467,124,456

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $190,758,392 or 1.2% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Level 3 security

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $21,397,088 or 0.1% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ByteDance Ltd. Series E1	11/18/20	$18,859,141

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$142,102,893	$3,628,458,812	$3,480,869,499	$140,053	$(1,043)	$--	$289,691,163	0.5%
Fidelity Securities Lending Cash Central Fund 0.06%	33,851,441	924,151,296	917,370,975	135,955	--	--	40,631,762	0.1%
Total	$175,954,334	$4,552,610,108	$4,398,240,474	$276,008	$(1,043)	$--	$330,322,925

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$712,929,778	$647,105,859	$65,823,919	$--
Consumer Discretionary	1,112,886,762	273,659,235	839,227,527	--
Consumer Staples	920,808,263	91,473,227	829,335,036	--
Energy	102,699,196	102,699,196	--	--
Financials	1,988,673,025	1,523,849,405	464,823,620	--
Health Care	1,697,661,007	727,669,418	969,991,589	--
Industrials	3,895,097,573	1,844,180,425	2,050,917,148	--
Information Technology	3,873,850,266	1,563,519,537	2,288,933,641	21,397,088
Materials	870,630,006	870,630,006	--	--
Real Estate	104,242,682	104,242,682	--	--
Money Market Funds	330,322,925	330,322,925	--	--
Total Investments in Securities:	$15,609,801,483	$8,079,351,915	$7,509,052,480	$21,397,088

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $39,500,885) — See accompanying schedule: Unaffiliated issuers (cost $7,662,497,399)	$15,279,478,558
Fidelity Central Funds (cost $330,322,925)	330,322,925
Total Investment in Securities (cost $7,992,820,324)		$15,609,801,483
Foreign currency held at value (cost $13,510,124)		13,494,313
Receivable for investments sold		3,527,282
Receivable for fund shares sold		4,690,467
Dividends receivable		10,224,352
Reclaims receivable		34,822,176
Distributions receivable from Fidelity Central Funds		21,427
Other receivables		3,823
Total assets		15,676,585,323
Liabilities
Payable for investments purchased
Regular delivery	$15,378,411
Delayed delivery	4,360,056
Payable for fund shares redeemed	144,226,197
Other payables and accrued expenses	4,864,441
Collateral on securities loaned	40,631,762
Total liabilities		209,460,867
Net Assets		$15,467,124,456
Net Assets consist of:
Paid in capital		$6,688,108,596
Total accumulated earnings (loss)		8,779,015,860
Net Assets		$15,467,124,456
Net Asset Value, offering price and redemption price per share ($15,467,124,456 ÷ 754,067,794 shares)		$20.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$170,174,054
Income from Fidelity Central Funds (including $135,955 from security lending)		276,008
Income before foreign taxes withheld		170,450,062
Less foreign taxes withheld		(18,703,029)
Total income		151,747,033
Expenses
Custodian fees and expenses	$963,986
Independent trustees' fees and expenses	54,799
Interest	1,926
Total expenses before reductions	1,020,711
Expense reductions	(415)
Total expenses after reductions		1,020,296
Net investment income (loss)		150,726,737
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,102,705)	1,037,588,825
Fidelity Central Funds	(1,043)
Foreign currency transactions	(1,115,045)
Total net realized gain (loss)		1,036,472,737
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $4,472,583)	2,648,641,875
Assets and liabilities in foreign currencies	(1,134,421)
Total change in net unrealized appreciation (depreciation)		2,647,507,454
Net gain (loss)		3,683,980,191
Net increase (decrease) in net assets resulting from operations		$3,834,706,928

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$150,726,737	$163,377,311
Net realized gain (loss)	1,036,472,737	1,749,848,051
Change in net unrealized appreciation (depreciation)	2,647,507,454	(838,048,110)
Net increase (decrease) in net assets resulting from operations	3,834,706,928	1,075,177,252
Distributions to shareholders	(1,893,653,837)	(625,700,226)
Share transactions
Proceeds from sales of shares	2,688,569,606	1,244,524,475
Reinvestment of distributions	1,893,653,837	625,700,226
Cost of shares redeemed	(2,614,147,031)	(7,263,497,644)
Net increase (decrease) in net assets resulting from share transactions	1,968,076,412	(5,393,272,943)
Total increase (decrease) in net assets	3,909,129,503	(4,943,795,917)
Net Assets
Beginning of period	11,557,994,953	16,501,790,870
End of period	$15,467,124,456	$11,557,994,953
Other Information
Shares
Sold	140,533,087	72,559,431
Issued in reinvestment of distributions	110,675,268	36,167,643
Redeemed	(138,785,466)	(433,551,930)
Net increase (decrease)	112,422,889	(324,824,856)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Growth Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$18.01	$17.07	$14.96	$16.22	$13.37
Income from Investment Operations
Net investment income (loss)A	.20	.20	.37B	.30	.21
Net realized and unrealized gain (loss)	5.19	1.38	2.74	(1.05)	2.97
Total from investment operations	5.39	1.58	3.11	(.75)	3.18
Distributions from net investment income	(.24)	(.37)	(.28)	(.24)	(.16)
Distributions from net realized gain	(2.65)	(.27)	(.72)	(.27)	(.17)
Total distributions	(2.89)	(.64)	(1.00)	(.51)	(.33)
Net asset value, end of period	$20.51	$18.01	$17.07	$14.96	$16.22
Total ReturnC	33.10%	9.39%	22.58%	(4.82)%	24.42%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.01%	.51%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.51%
Expenses net of all reductions	.01%	.01%	.01%	- %F	.51%
Net investment income (loss)	1.06%	1.18%	2.38%B	1.84%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$15,467,124	$11,557,995	$16,501,791	$14,113,600	$14,784,814
Portfolio turnover rateG	24%	16%H	24%	33%	23%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.92%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series International Small Cap Fund	38.60%	15.73%	12.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Small Cap Fund on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$32,329	Fidelity® Series International Small Cap Fund
$26,579	MSCI EAFE Small Cap Index

Fidelity® Series International Small Cap Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Lead Manager Jed Weiss and Co-Manager s Patrick Drouot and Preeti Sayana:  For the fiscal year ending October 31, 2021, the fund gained 38.60%, outperforming the 35.96% result of the benchmark MSCI EAFE Small Cap (Net MA) Index. From a geographic standpoint, security selection in Europe ex U.K. – particularly in Sweden – and Japan, contributed most to the fund's relative result. Versus the benchmark, security selection in the health care sector was the primary contributor, especially in the pharmaceuticals, biotechnology & life sciences industry. Strong picks among information technology stocks also helped. Adding further value versus the benchmark were investment choices in financials, primarily driven by favorable exposure to diversified financials companies. Our non-benchmark stake in Lasertec was the fund's top individual relative contributor, driven by an increase of roughly 156%. This was among the portfolio’s largest holdings at the end of the period as well. The fund's out-of-benchmark position in Addlife, another of our biggest holdings on October 31, gained 174% and further bolstered relative performance. An outsized stake in Addtech (+103%), which was one of our largest holdings, also was a key relative contributor. In contrast, stock picks in Asia Pacific ex Japan, along with an underweighting in Europe ex U.K., hindered the fund's relative result this past year. By sector, the primary detractor from performance versus the benchmark was an overweighting in health care. An underweighting in financials also hindered the fund's relative performance. Weak picks among consumer discretionary stocks, especially in the retailing group, further weighed on the portfolio's relative return this period. Lastly, the fund's cash position was a notable detractor the past 12 months as well. On a stock-specific basis, an overweighting in Avon Protection, which returned -47% during the period, hurt most. Also pressuring performance was our outsized stake in Azbil, which gained about 6% and was one of the fund's largest holdings. Further detracting was the portfolio’s non-benchmark exposure to OBIC (+5%), another of our more sizable stakes the past 12 months. Notable changes in positioning include increased exposure to Sweden and Germany on a geographic basis, while by sector, meaningful shifts include decreased exposure to consumer staples stocks and more pronounced positioning in industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Small Cap Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	29.4%
United Kingdom	16.4%
Sweden	10.5%
United States of America*	8.9%
Germany	5.4%
Netherlands	4.7%
France	3.3%
Canada	2.7%
Italy	2.6%
Other	16.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	94.0
Investment Companies	2.7
Short-Term Investments and Net Other Assets (Liabilities)	3.3

Top Ten Stocks as of October 31, 2021

% of fund's net assets
AddTech AB (B Shares) (Sweden, Trading Companies & Distributors)	3.2
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	3.0
Dechra Pharmaceuticals PLC (United Kingdom, Pharmaceuticals)	2.7
Azbil Corp. (Japan, Electronic Equipment & Components)	2.7
iShares MSCI EAFE Small-Cap ETF (United States of America, Investment Companies)	2.7
Addlife AB (Sweden, Life Sciences Tools & Services)	2.6
Lagercrantz Group AB (B Shares) (Sweden, Electronic Equipment & Components)	2.6
Aalberts Industries NV (Netherlands, Machinery)	2.6
Interpump Group SpA (Italy, Machinery)	2.4
Spectris PLC (United Kingdom, Electronic Equipment & Components)	2.3
26.8

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	29.4
Information Technology	18.5
Health Care	15.9
Consumer Discretionary	7.7
Communication Services	5.4
Consumer Staples	5.2
Financials	4.6
Real Estate	3.5
Materials	3.0
Energy	0.7

Fidelity® Series International Small Cap Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value
Australia - 0.3%
Imdex Ltd.	4,821,569	$10,409,563
Kogan.Com Ltd.	385,783	2,884,640
Lynas Rare Earths Ltd. (a)	557,061	3,071,630

TOTAL AUSTRALIA		16,365,833

Austria - 0.3%
EVN AG	65,000	1,833,416
Mayr-Melnhof Karton AG	17,500	3,443,146
Wienerberger AG	236,600	8,374,864

TOTAL AUSTRIA		13,651,426

Bailiwick of Jersey - 0.5%
Integrated Diagnostics Holdings PLC (b)	19,529,616	24,167,900
Belgium - 1.2%
Azelis Group NV	520,287	16,840,650
Econocom Group SA	680,000	2,873,122
Fagron NV	299,200	5,181,211
KBC Ancora	626,820	32,650,653

TOTAL BELGIUM		57,545,636

Bermuda - 0.2%
Kerry Properties Ltd.	1,296,000	3,656,217
Lancashire Holdings Ltd.	955,000	6,613,244

TOTAL BERMUDA		10,269,461

Brazil - 0.1%
LOG Commercial Properties e Participacoes SA	675,000	2,802,234
Canada - 2.7%
CAE, Inc. (a)	625,000	18,953,014
Cogeco Communications, Inc.	39,800	3,418,182
Computer Modelling Group Ltd.	524,050	2,295,048
ECN Capital Corp.	712,350	6,193,347
McCoy Global, Inc. (a)	1,107,650	715,999
MTY Food Group, Inc. (c)	56,600	2,766,888
North West Co., Inc.	112,100	3,046,156
Parkland Corp.	82,600	2,403,382
Pason Systems, Inc.	187,150	1,391,225
PrairieSky Royalty Ltd.	266,500	3,279,569
Richelieu Hardware Ltd.	1,295,045	45,717,935
Summit Industrial Income REIT	1,931,600	36,896,432
Total Energy Services, Inc. (a)	348,600	1,414,005

TOTAL CANADA		128,491,182

Cayman Islands - 0.3%
Chlitina Holding Ltd.	1,800,000	15,417,490
China - 0.0%
COSCO Shipping Energy Transportation Co. Ltd. (H Shares)	3,872,000	1,711,931
Denmark - 2.0%
Netcompany Group A/S (b)	303,151	34,437,200
SimCorp A/S	301,434	36,415,663
Spar Nord Bank A/S	1,831,110	23,589,591

TOTAL DENMARK		94,442,454

Finland - 0.8%
Admicom OYJ	93,888	9,985,177
Huhtamaki Oyj	77,189	3,360,420
Musti Group OYJ	485,078	19,054,291
Olvi PLC (A Shares)	74,900	4,528,364
Rovio Entertainment OYJ (b)	198,900	1,631,342

TOTAL FINLAND		38,559,594

France - 3.3%
Altarea SCA	13,300	2,844,338
Antin Infrastructure Partners SA	70,000	2,662,268
ARGAN SA	58,417	7,333,764
Exclusive Networks SA	100,000	2,352,460
Laurent-Perrier Group SA	149,831	16,696,927
Lectra	709,300	29,682,219
LISI	667,365	18,553,948
Maisons du Monde SA (b)	409,656	9,272,351
Somfy SA	19,600	3,851,792
Stef SA	51,700	6,466,595
Thermador Groupe SA	27,000	3,071,261
Vetoquinol SA	311,315	53,118,309
Vicat SA	69,500	2,960,603

TOTAL FRANCE		158,866,835

Germany - 4.1%
CompuGroup Medical AG	203,417	17,001,349
CTS Eventim AG (a)	1,078,838	78,395,015
DIC Asset AG	315,000	5,531,287
JOST Werke AG (b)	19,749	1,143,775
Nexus AG	618,016	53,867,758
NORMA Group AG	52,000	2,236,166
Rheinmetall AG	83,500	8,092,740
Scout24 AG (b)	268,500	18,685,237
Shop Apotheke Europe NV (a)(b)	21,300	3,225,587
Synlab AG (a)	90,266	2,191,297
Talanx AG	75,700	3,640,383
Wacker Chemie AG	20,400	3,677,675

TOTAL GERMANY		197,688,269

Greece - 0.1%
Fourlis Holdings SA	142,909	634,379
Mytilineos SA	186,000	3,390,802

TOTAL GREECE		4,025,181

Hungary - 0.0%
Richter Gedeon PLC	81,500	2,283,119
India - 1.2%
Embassy Office Parks (REIT)	5,666,200	26,430,927
Indian Energy Exchange Ltd. (b)	3,211,736	30,349,845

TOTAL INDIA		56,780,772

Indonesia - 0.0%
PT Selamat Sempurna Tbk	1,384,200	155,347
Ireland - 0.9%
Adient PLC (a)	47,100	1,960,302
Bank Ireland Group PLC (a)	760,000	4,535,127
Cairn Homes PLC	8,742,034	11,341,787
Irish Residential Properties REIT PLC	10,000,800	18,844,307
Mincon Group PLC	3,865,000	6,031,719

TOTAL IRELAND		42,713,242

Israel - 1.6%
Ituran Location & Control Ltd.	1,112,860	28,945,489
Maytronics Ltd.	880,022	20,763,330
Strauss Group Ltd.	594,464	17,458,100
Tel Aviv Stock Exchange Ltd.	1,791,957	9,796,911

TOTAL ISRAEL		76,963,830

Italy - 2.6%
Intercos SpA (a)	216,500	3,128,425
Interpump Group SpA	1,615,037	119,020,152
MARR SpA	131,400	3,092,651

TOTAL ITALY		125,241,228

Japan - 29.4%
Ai Holdings Corp.	649,692	12,262,426
Aoki Super Co. Ltd.	214,637	5,464,820
Arcland Sakamoto Co. Ltd.	193,700	2,897,342
Artnature, Inc.	1,119,300	7,270,300
Aucnet, Inc.	656,460	13,596,629
Azbil Corp.	3,092,425	131,838,802
Bank of Kyoto Ltd.	61,153	2,750,249
BayCurrent Consulting, Inc.	6,900	2,863,639
Broadleaf Co. Ltd. (d)	5,982,673	28,718,099
Central Automotive Products Ltd.	125,279	3,265,322
Chugoku Marine Paints Ltd.	191,500	1,482,349
CKD Corp.	149,900	2,971,793
Curves Holdings Co. Ltd.	4,345,359	33,855,013
Daiichikosho Co. Ltd.	949,914	34,490,844
Daikokutenbussan Co. Ltd.	197,500	11,250,821
Digital Hearts Holdings Co. Ltd.	855,256	13,608,617
Dip Corp.	98,900	3,548,464
Dowa Holdings Co. Ltd.	68,000	2,839,948
DTS Corp.	56,300	1,249,223
Eiken Chemical Co. Ltd.	140,000	2,353,409
Elecom Co. Ltd.	193,100	2,953,578
Food & Life Companies Ltd.	79,200	3,432,800
Fujitec Co. Ltd.	369,500	8,393,410
Funai Soken Holdings, Inc.	849,857	23,610,382
GMO Internet, Inc.	195,462	5,397,528
Goldcrest Co. Ltd.	1,526,900	21,877,398
Inaba Denki Sangyo Co. Ltd.	206,500	4,953,436
Iwatani Corp.	38,500	2,274,019
Iwatsuka Confectionary Co. Ltd.	105,800	3,554,550
Japan Lifeline Co. Ltd.	173,000	1,862,886
JEOL Ltd.	678,600	51,429,972
JINS Holdings, Inc.	24,600	1,555,367
Kamigumi Co. Ltd.	167,500	3,372,604
Kissei Pharmaceutical Co. Ltd.	138,800	2,776,458
Kobayashi Pharmaceutical Co. Ltd.	360,400	28,855,796
Koshidaka Holdings Co. Ltd.	3,555,459	21,786,360
Kusuri No Aoki Holdings Co. Ltd.	290,058	19,307,856
Lasertec Corp.	514,560	111,616,177
Maruwa Ceramic Co. Ltd.	24,400	2,734,922
MCJ Co. Ltd.	210,000	2,364,322
Medikit Co. Ltd.	559,600	13,941,053
Meitec Corp.	25,200	1,515,718
Mirait Holdings Corp.	153,400	2,950,301
Miroku Jyoho Service Co., Ltd.	752,191	11,876,073
Misumi Group, Inc.	1,389,500	58,114,119
Mitsuboshi Belting Ltd.	638,552	11,349,575
Monex Group, Inc.	283,900	1,848,736
Money Forward, Inc. (a)	40,900	2,779,273
Nabtesco Corp.	837,436	27,177,800
Nagaileben Co. Ltd.	1,613,000	33,152,784
Nihon Parkerizing Co. Ltd.	4,801,218	47,903,395
Nitto Kohki Co. Ltd.	205,900	3,421,046
NOF Corp.	126,600	6,353,623
NS Tool Co. Ltd. (d)	1,317,600	17,657,258
NSD Co. Ltd.	1,158,880	22,081,888
OBIC Co. Ltd.	585,900	108,346,761
OSG Corp.	2,364,875	39,344,297
PALTAC Corp.	89,950	3,982,967
Paramount Bed Holdings Co. Ltd.	1,130,372	21,091,736
Poletowin Pitcrew Holdings, Inc.	918,677	8,283,440
ProNexus, Inc.	1,043,577	9,730,389
Qol Holdings Co. Ltd.	123,500	1,834,585
Relo Group, Inc.	149,100	3,101,259
Renesas Electronics Corp. (a)	291,200	3,582,176
Roland Corp.	109,200	4,489,831
San-Ai Oil Co. Ltd.	1,866,110	24,320,715
Sekisui Jushi Corp.	110,000	2,049,258
Seria Co. Ltd.	142,300	4,697,847
SHIFT, Inc. (a)	14,200	3,274,793
Shinsei Bank Ltd.	98,800	1,631,651
SHO-BOND Holdings Co. Ltd.	1,437,200	60,203,444
Shoei Co. Ltd. (d)	1,516,600	67,483,152
SK Kaken Co. Ltd.	73,804	24,539,187
Software Service, Inc.	185,500	11,702,757
Sumco Corp.	87,000	1,662,449
Techno Medica Co. Ltd.	283,000	3,924,846
The Monogatari Corp.	238,696	14,869,348
TKC Corp.	221,448	6,788,762
Tocalo Co. Ltd.	1,642,949	20,147,235
Tsuruha Holdings, Inc.	46,035	5,678,197
Ushio, Inc.	102,800	1,839,133
USS Co. Ltd.	1,731,400	27,907,232
Welcia Holdings Co. Ltd.	501,770	18,731,784
YAKUODO Holdings Co. Ltd.	628,500	13,280,507
Yamato Holdings Co. Ltd.	116,000	2,851,651

TOTAL JAPAN		1,426,181,961

Korea (South) - 0.5%
BGF Retail Co. Ltd.	123,588	17,080,835
Hansol Chemical Co. Ltd.	14,120	3,964,365
Soulbrain Co. Ltd.	10,500	2,344,911

TOTAL KOREA (SOUTH)		23,390,111

Luxembourg - 0.5%
B&M European Value Retail SA	406,531	3,522,859
Stabilus SA	286,300	21,512,582

TOTAL LUXEMBOURG		25,035,441

Mexico - 0.0%
Bolsa Mexicana de Valores S.A.B. de CV	1,200,000	2,298,815
Netherlands - 4.7%
Aalberts Industries NV	2,239,185	123,859,623
AerCap Holdings NV (a)	669,200	39,509,568
Arcadis NV	83,500	4,073,397
Euronext NV (b)	21,000	2,364,482
IMCD NV	178,000	39,517,745
Intertrust NV (a)(b)	270,000	4,082,530
RHI Magnesita NV	90,000	4,136,032
Van Lanschot NV (Bearer)	305,761	8,483,033

TOTAL NETHERLANDS		226,026,410

New Zealand - 0.1%
EBOS Group Ltd.	109,457	2,843,337
Norway - 2.0%
Atea ASA	162,647	3,041,966
Europris ASA (b)	613,300	4,530,110
Kongsberg Gruppen ASA	1,512,096	49,580,439
Medistim ASA	382,845	17,220,978
Sbanken ASA (b)	809,752	9,439,781
Selvaag Bolig ASA	571,300	3,509,804
Volue A/S	1,599,402	11,189,131

TOTAL NORWAY		98,512,209

Philippines - 0.0%
DMCI Holdings, Inc.	7,500,000	1,180,459
Singapore - 0.2%
Boustead Singapore Ltd.	8,315,000	6,289,433
Keppel DC (REIT)	1,987,600	3,522,702

TOTAL SINGAPORE		9,812,135

South Africa - 0.5%
Clicks Group Ltd.	1,451,031	26,488,084
Spain - 0.9%
Cie Automotive SA	164,400	4,469,891
Compania de Distribucion Integral Logista Holdings SA	190,000	4,050,162
Fluidra SA	855,020	32,666,723
Linea Directa Aseguradora SA Compania de Seguros y Reaseguros	1,234,251	2,482,622
Prosegur Compania de Seguridad SA (Reg.)	616,500	1,746,051

TOTAL SPAIN		45,415,449

Sweden - 10.5%
Addlife AB	3,076,817	125,824,188
AddTech AB (B Shares)	6,972,939	155,892,439
Arjo AB	285,400	3,888,193
Betsson AB (B Shares)	420,000	2,924,546
BHG Group AB (a)	989,500	11,389,389
Dometic Group AB (b)	216,900	3,153,233
Fortnox AB	57,700	4,084,956
Hemnet Group AB (a)	957,400	19,158,033
HEXPOL AB (B Shares)	517,300	6,041,592
Instalco AB	48,500	2,569,574
INVISIO AB	1,003,356	18,132,377
John Mattson Fastighetsforetag (a)	943,932	19,344,671
Lagercrantz Group AB (B Shares)	9,342,759	125,106,810
MIPS AB	21,400	2,584,048
Stillfront Group AB (a)	2,010,067	8,968,999

TOTAL SWEDEN		509,063,048

Switzerland - 1.4%
Dufry AG (a)	72,300	3,828,017
Galenica AG (b)	32,040	2,344,561
Kardex AG	11,670	3,594,299
Tecan Group AG	91,955	56,241,590
VZ Holding AG	41,172	4,186,450

TOTAL SWITZERLAND		70,194,917

Taiwan - 0.5%
Addcn Technology Co. Ltd.	1,710,570	15,542,259
eMemory Technology, Inc.	52,000	4,295,206
International Games Systems Co. Ltd.	124,000	3,179,601

TOTAL TAIWAN		23,017,066

United Kingdom - 16.4%
Abcam PLC (a)	174,700	3,954,477
Alliance Pharma PLC	26,649,517	37,492,390
Avon Rubber PLC (d)	1,808,086	48,128,171
Beazley PLC (a)	560,100	2,989,447
Bodycote PLC	3,250,261	35,562,917
Brewin Dolphin Holding PLC	802,400	4,134,439
Clarkson PLC	865,200	47,362,778
Close Brothers Group PLC	1,429	28,161
Computacenter PLC	43,900	1,616,134
Dechra Pharmaceuticals PLC	1,892,576	132,612,345
Discoverie Group PLC	222,700	3,187,958
DP Poland PLC (a)(d)	32,108,200	3,295,626
Energean PLC (a)(c)	163,200	2,004,543
GetBusy PLC (a)	1,687,269	1,558,651
Grainger Trust PLC	1,621,900	6,854,283
H&T Group PLC	891,448	3,318,376
Harbour Energy PLC (a)	340,000	1,635,089
Helios Towers PLC (a)	6,802,116	14,373,151
Hill & Smith Holdings PLC	271,312	6,809,716
Howden Joinery Group PLC	3,142,682	39,559,839
Hyve Group PLC (a)	950,300	1,411,078
J.D. Wetherspoon PLC (a)	551,100	7,715,547
Jet2 PLC (a)	130,000	2,169,631
LSL Property Services PLC	376,500	2,277,445
Mears Group PLC	1,582,600	4,288,417
Mitie Group PLC (a)	2,611,202	2,337,109
Mondi PLC	89,000	2,222,867
Naked Wines PLC (a)(c)	267,914	2,720,570
On The Beach Group PLC (a)(b)	987,700	4,034,875
Rightmove PLC	6,060,370	57,344,158
Sabre Insurance Group PLC (b)	1,020,000	2,747,173
Softcat PLC	136,145	3,620,222
Spectris PLC	2,194,628	113,050,164
Spirax-Sarco Engineering PLC	670,328	143,156,740
Tate & Lyle PLC	305,500	2,710,072
Ten Entertainment Group PLC (a)	887,600	3,243,316
Ultra Electronics Holdings PLC	835,736	37,080,261
Vistry Group PLC	242,500	4,048,855

TOTAL UNITED KINGDOM		792,656,991

United States of America - 2.9%
Autoliv, Inc.	234,700	22,730,695
Concentrix Corp.	17,800	3,162,704
Morningstar, Inc.	170,500	54,005,875
PriceSmart, Inc.	280,788	20,202,697
ResMed, Inc.	140,400	36,912,564
Spire, Inc.	50,900	3,194,484
Turning Point Brands, Inc.	37,200	1,419,924

TOTAL UNITED STATES OF AMERICA		141,628,943

TOTAL COMMON STOCKS
(Cost $2,502,422,700)		4,491,888,340

Nonconvertible Preferred Stocks - 1.3%
Germany - 1.3%
Sartorius AG (non-vtg.)
(Cost $2,514,244)	98,955	64,105,266

Investment Companies - 2.7%
United States of America - 2.7%
iShares MSCI EAFE Small-Cap ETF (c)
(Cost $101,927,331)	1,716,300	130,867,875

Money Market Funds - 3.3%
Fidelity Cash Central Fund 0.06% (e)	144,280,268	144,309,124
Fidelity Securities Lending Cash Central Fund 0.06% (e)(f)	15,742,868	15,744,442
TOTAL MONEY MARKET FUNDS
(Cost $160,052,606)		160,053,566
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $2,766,916,881)		4,846,915,047
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,021,210
NET ASSETS - 100%		$4,847,936,257

Security Type Abbreviations

ETF – Exchange-Traded Fund

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $155,609,982 or 3.2% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$194,255,495	$1,040,868,669	$1,090,815,358	$112,625	$318	$--	$144,309,124	0.2%
Fidelity Securities Lending Cash Central Fund 0.06%	4,962,118	362,941,349	352,159,025	260,003	--	--	15,744,442	0.0%
Total	$199,217,613	$1,403,810,018	$1,442,974,383	$372,628	$318	$--	$160,053,566

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Avon Rubber PLC	$79,917,679	$8,867,488	$--	$653,758	$--	$(40,656,996)	$48,128,171
Broadleaf Co. Ltd.	28,469,258	2,936,249	--	507,221	--	(2,687,408)	28,718,099
DP Poland PLC	1,401,652	1,873,430	--	--	--	20,544	3,295,626
H&T Group PLC	6,213,266	--	5,114,614	296,293	(77,556)	2,297,280	--
Ituran Location & Control Ltd.	21,502,835	--	8,762,582	745,517	(1,945,187)	18,150,422	--
NS Tool Co. Ltd.	13,666,393	512,132	--	240,248	--	3,478,733	17,657,258
Reckon Ltd.	5,982,597	--	8,072,628	396,284	(1,334,276)	3,424,307	--
Shoei Co. Ltd.	56,538,663	--	14,045,525	905,577	8,450,336	16,539,678	67,483,152
Total	$213,692,343	$14,189,299	$35,995,349	$3,744,898	$5,093,317	$566,560	$165,282,306

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$260,146,363	$222,107,055	$38,039,308	$--
Consumer Discretionary	357,349,119	149,701,892	207,647,227	--
Consumer Staples	249,219,511	113,781,035	135,438,476	--
Energy	43,445,525	16,850,791	26,594,734	--
Financials	222,740,659	216,510,023	6,230,636	--
Health Care	783,486,733	641,250,832	142,235,901	--
Industrials	1,428,978,259	1,124,461,771	304,516,488	--
Information Technology	896,836,583	415,417,274	481,419,309	--
Materials	143,935,886	54,508,108	89,427,778	--
Real Estate	164,827,068	139,848,411	24,978,657	--
Utilities	5,027,900	5,027,900	--	--
Investment Companies	130,867,875	130,867,875	--	--
Money Market Funds	160,053,566	160,053,566	--	--
Total Investments in Securities:	$4,846,915,047	$3,390,386,533	$1,456,528,514	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $15,329,992) — See accompanying schedule: Unaffiliated issuers (cost $2,504,175,517)	$4,521,579,175
Fidelity Central Funds (cost $160,052,606)	160,053,566
Other affiliated issuers (cost $102,688,758)	165,282,306
Total Investment in Securities (cost $2,766,916,881)		$4,846,915,047
Foreign currency held at value (cost $1,336,916)		1,336,916
Receivable for investments sold		23,861,443
Receivable for fund shares sold		8,851,337
Dividends receivable		9,763,147
Reclaims receivable		3,267,673
Distributions receivable from Fidelity Central Funds		10,253
Other receivables		731,128
Total assets		4,894,736,944
Liabilities
Payable to custodian bank	$303,419
Payable for investments purchased	17,893,307
Payable for fund shares redeemed	8,872,069
Other payables and accrued expenses	3,987,492
Collateral on securities loaned	15,744,400
Total liabilities		46,800,687
Net Assets		$4,847,936,257
Net Assets consist of:
Paid in capital		$2,257,965,038
Total accumulated earnings (loss)		2,589,971,219
Net Assets		$4,847,936,257
Net Asset Value, offering price and redemption price per share ($4,847,936,257 ÷ 200,993,683 shares)		$24.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends (including $3,744,898 earned from other affiliated issuers)		$66,659,422
Income from Fidelity Central Funds (including $260,003 from security lending)		372,628
Income before foreign taxes withheld		67,032,050
Less foreign taxes withheld		(6,094,670)
Total income		60,937,380
Expenses
Custodian fees and expenses	$471,476
Independent trustees' fees and expenses	17,269
Total expenses		488,745
Net investment income (loss)		60,448,635
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,061,527)	526,190,443
Fidelity Central Funds	318
Other affiliated issuers	5,093,317
Foreign currency transactions	(132,902)
Total net realized gain (loss)		531,151,176
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,831,183)	803,167,460
Affiliated issuers	566,560
Assets and liabilities in foreign currencies	(106,241)
Total change in net unrealized appreciation (depreciation)		803,627,779
Net gain (loss)		1,334,778,955
Net increase (decrease) in net assets resulting from operations		$1,395,227,590

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$60,448,635	$47,907,959
Net realized gain (loss)	531,151,176	(44,415,130)
Change in net unrealized appreciation (depreciation)	803,627,779	307,037,733
Net increase (decrease) in net assets resulting from operations	1,395,227,590	310,530,562
Distributions to shareholders	(34,455,580)	(159,580,831)
Share transactions
Proceeds from sales of shares	462,541,841	461,446,003
Reinvestment of distributions	34,455,580	159,580,831
Cost of shares redeemed	(662,874,221)	(616,999,700)
Net increase (decrease) in net assets resulting from share transactions	(165,876,800)	4,027,134
Total increase (decrease) in net assets	1,194,895,210	154,976,865
Net Assets
Beginning of period	3,653,041,047	3,498,064,182
End of period	$4,847,936,257	$3,653,041,047
Other Information
Shares
Sold	21,517,155	28,721,728
Issued in reinvestment of distributions	1,762,434	9,392,633
Redeemed	(30,467,291)	(39,331,425)
Net increase (decrease)	(7,187,702)	(1,217,064)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Small Cap Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.55	$16.71	$16.43	$18.17	$15.02
Income from Investment Operations
Net investment income (loss)A	.29	.22	.36	.38	.25
Net realized and unrealized gain (loss)	6.45	1.36	1.47	(.99)	3.47
Total from investment operations	6.74	1.58	1.83	(.61)	3.72
Distributions from net investment income	(.17)	(.36)	(.37)	(.29)	(.15)
Distributions from net realized gain	–	(.38)	(1.18)	(.85)	(.42)
Total distributions	(.17)	(.74)	(1.55)	(1.13)B	(.57)
Net asset value, end of period	$24.12	$17.55	$16.71	$16.43	$18.17
Total ReturnC	38.60%	9.60%	12.77%	(3.72)%	25.87%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.01%	.56%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.56%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.55%
Net investment income (loss)	1.34%	1.36%	2.28%	2.08%	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$4,847,936	$3,653,041	$3,498,064	$3,225,502	$3,572,161
Portfolio turnover rateF	32%	24%G	23%	14%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series International Value Fund	44.95%	8.13%	6.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Value Fund on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$19,093	Fidelity® Series International Value Fund
$16,983	MSCI EAFE Value Index

Fidelity® Series International Value Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Alex Zavratsky:  For the fiscal year ending October 31, 2021, the fund gained 44.95%, outperforming the 38.67% result of the benchmark MSCI EAFE Value (Net MA) Index. From a regional standpoint, security selection in the U.K. and Japan contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark were investment choices in materials. An underweighting in consumer staples and picks among industrials stocks also lifted the fund's relative result. The biggest individual relative contributor was an overweight position in Porsche Auto (+96%), one of the fund's biggest holdings the past 12 months. Also boosting performance was a larger-than-benchmark holding in Glencore, which gained roughly 156%. Another notable relative contributor was an outsized stake in BNP Paribas (+100%), one of our largest positions at the end of the period. In contrast, an underweighting in Japan and stock picks in emerging markets, primarily driven by India, hindered the fund's relative result. By sector, the largest detractor from performance versus the benchmark was security selection in real estate. Weak picks among communication services stocks, primarily within the media & entertainment industry, pressured relative performance as well. Also hampering the portfolio's return versus the benchmark were stock picks in consumer staples. The fund's largest individual relative detractor was an overweighting in Vonovia, which returned about -2% the past year. Further weighing on performance this period was the decision to avoid ING Group, a benchmark component that gained about 134%. Another notable relative detractor was an outsized stake in Orsted (-11%). Notable changes in positioning include increased exposure to France and the U.K. By sector, meaningful shifts in exposure include an increase in energy stocks and a lower allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Value Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	23.5%
France	15.0%
United Kingdom	13.2%
Germany	12.2%
Switzerland	5.8%
Netherlands	3.5%
Italy	3.3%
Australia	3.0%
Belgium	2.9%
Other*	17.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	98.3
Short-Term Investments and Net Other Assets (Liabilities)	1.7

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Total SA (France, Oil, Gas & Consumable Fuels)	3.2
Toyota Motor Corp. (Japan, Automobiles)	3.0
BHP Group PLC (United Kingdom, Metals & Mining)	2.8
Siemens AG (Germany, Industrial Conglomerates)	2.5
BNP Paribas SA (France, Banks)	2.4
Sanofi SA (France, Pharmaceuticals)	2.2
Royal Dutch Shell PLC Class B sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.0
Banco Santander SA (Spain) (Spain, Banks)	1.9
AXA SA (France, Insurance)	1.8
23.9

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	33.5
Industrials	14.6
Materials	12.8
Consumer Discretionary	8.5
Energy	8.5
Health Care	7.2
Information Technology	4.3
Communication Services	2.7
Utilities	2.7
Consumer Staples	2.0

Fidelity® Series International Value Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Australia - 3.0%
Evolution Mining Ltd.	10,126,229	$27,651,364
Macquarie Group Ltd.	1,481,984	219,111,332
National Australia Bank Ltd.	9,822,263	213,555,440

TOTAL AUSTRALIA		460,318,136

Austria - 1.1%
Erste Group Bank AG	3,964,264	170,017,769
Bailiwick of Jersey - 2.1%
Ferguson PLC	948,255	142,685,894
Glencore Xstrata PLC	36,237,427	181,208,146

TOTAL BAILIWICK OF JERSEY		323,894,040

Belgium - 2.9%
Anheuser-Busch InBev SA NV	2,723,600	166,595,080
KBC Groep NV	2,989,087	278,365,782

TOTAL BELGIUM		444,960,862

Denmark - 0.8%
A.P. Moller - Maersk A/S Series B	20,625	59,770,183
ORSTED A/S (a)	444,411	62,707,877

TOTAL DENMARK		122,478,060

Finland - 1.2%
Sampo Oyj (A Shares)	3,456,387	183,796,836
France - 15.0%
Air Liquide SA	1,353,500	225,977,456
ALTEN	214,108	34,453,232
Atos Origin SA	3	156
AXA SA	9,682,679	281,698,116
BNP Paribas SA	5,436,570	363,908,952
Capgemini SA	493,148	114,756,921
Sanofi SA	3,436,706	345,197,110
Teleperformance	357,231	149,119,508
Total SA	9,699,292	485,691,717
VINCI SA	1,681,829	179,585,230
Vivendi SA (b)	5,868,886	75,544,653
Worldline SA (a)(c)	728,331	42,417,473

TOTAL FRANCE		2,298,350,524

Germany - 10.7%
Bayer AG	2,179,682	122,841,839
Deutsche Post AG	3,363,207	208,078,658
Hannover Reuck SE	902,263	164,796,533
HeidelbergCement AG	1,277,777	96,222,933
Linde PLC	613,674	197,569,890
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	397,517	117,731,497
Rheinmetall AG	835,841	81,008,908
RWE AG	3,264,300	125,545,370
Siemens AG	2,394,807	389,352,468
Vonovia SE	2,227,005	135,053,957

TOTAL GERMANY		1,638,202,053

Hong Kong - 0.8%
AIA Group Ltd.	10,664,047	119,512,093
India - 0.7%
Reliance Industries Ltd. sponsored GDR (a)	1,639,200	111,465,600
Indonesia - 0.4%
PT Bank Rakyat Indonesia Tbk	190,814,037	57,279,287
Ireland - 1.9%
CRH PLC	4,069,108	194,722,393
Ryanair Holdings PLC sponsored ADR (c)	843,600	95,757,036

TOTAL IRELAND		290,479,429

Italy - 3.3%
Assicurazioni Generali SpA (b)	5,824,298	126,914,948
Enel SpA	26,401,750	221,029,879
Mediobanca SpA (b)	12,979,755	154,772,416

TOTAL ITALY		502,717,243

Japan - 23.5%
DENSO Corp.	2,528,396	183,296,505
FANUC Corp.	198,240	39,176,424
Fujitsu Ltd.	745,400	128,827,303
Hitachi Ltd.	3,848,400	221,762,365
Hoya Corp.	1,370,942	201,814,392
Ibiden Co. Ltd.	1,087,844	65,364,107
Idemitsu Kosan Co. Ltd.	2,517,876	68,769,001
Itochu Corp.	5,869,553	167,404,743
Minebea Mitsumi, Inc.	5,993,351	151,733,903
Mitsubishi Estate Co. Ltd.	3,112,633	47,302,656
Mitsubishi UFJ Financial Group, Inc.	41,197,924	225,908,747
Mitsui Fudosan Co. Ltd.	2,275,996	52,038,005
OBIC Co. Ltd.	321,742	59,497,702
ORIX Corp.	9,253,433	183,924,075
Recruit Holdings Co. Ltd.	1,536,116	102,180,929
Renesas Electronics Corp. (c)	6,646,300	81,758,988
Shin-Etsu Chemical Co. Ltd.	1,399,158	249,516,142
Shiseido Co. Ltd.	980,200	65,405,786
SoftBank Group Corp.	2,087,737	113,024,663
Sony Group Corp.	1,790,445	207,327,046
Sumitomo Mitsui Financial Group, Inc.	5,415,363	175,726,670
Suzuki Motor Corp.	2,655,682	118,435,186
Tokio Marine Holdings, Inc.	3,501,615	184,430,199
Tokyo Electron Ltd.	101,363	47,238,512
Toyota Motor Corp.	25,951,420	457,891,148

TOTAL JAPAN		3,599,755,197

Korea (South) - 0.4%
Samsung Electronics Co. Ltd.	1,175,945	70,046,653
Luxembourg - 0.9%
ArcelorMittal SA (Netherlands)	4,068,439	137,918,862
Netherlands - 3.5%
AerCap Holdings NV (c)	756,733	44,677,516
Airbus Group NV (c)	1,454,787	186,623,041
NN Group NV	3,249,302	173,986,866
Universal Music Group NV	4,701,186	136,489,252

TOTAL NETHERLANDS		541,776,675

Singapore - 1.1%
United Overseas Bank Ltd.	8,446,089	167,543,849
South Africa - 0.0%
Thungela Resources Ltd. (b)(c)	644,174	3,022,953
Spain - 2.7%
Banco Santander SA (Spain) (b)	75,488,744	285,923,734
Cellnex Telecom SA (a)	1,563,238	96,101,745
Unicaja Banco SA (a)	27,736,831	29,658,994

TOTAL SPAIN		411,684,473

Sweden - 1.8%
Ericsson (B Shares)	4,424,985	48,300,514
Investor AB (B Shares)	9,660,040	222,603,856

TOTAL SWEDEN		270,904,370

Switzerland - 5.8%
Novartis AG	2,069,640	171,185,588
Roche Holding AG (participation certificate)	255,720	99,064,443
Swiss Life Holding AG	155,390	85,298,180
UBS Group AG	14,314,382	259,806,033
Zurich Insurance Group Ltd.	627,800	278,253,998

TOTAL SWITZERLAND		893,608,242

United Kingdom - 13.2%
Anglo American PLC (United Kingdom)	5,707,344	217,124,511
AstraZeneca PLC (United Kingdom)	1,437,699	179,858,071
Barratt Developments PLC	10,680,858	96,912,620
Beazley PLC (c)	6,378,317	34,043,278
BHP Group PLC	15,926,137	420,634,089
BP PLC	63,224,110	302,900,498
Imperial Brands PLC	3,268,169	68,968,304
Lloyds Banking Group PLC	323,025,146	221,072,159
Royal Dutch Shell PLC Class B sponsored ADR	7,096,186	325,289,166
Standard Chartered PLC (United Kingdom)	22,201,122	150,367,176

TOTAL UNITED KINGDOM		2,017,169,872

TOTAL COMMON STOCKS
(Cost $11,572,866,549)		14,836,903,078

Nonconvertible Preferred Stocks - 1.5%
Germany - 1.5%
Porsche Automobil Holding SE (Germany)
(Cost $150,259,538)	2,251,777	234,357,014

Money Market Funds - 3.9%
Fidelity Cash Central Fund 0.06% (d)	296,703,415	296,762,755
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)	293,778,417	293,807,795
TOTAL MONEY MARKET FUNDS
(Cost $590,570,550)		590,570,550
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $12,313,696,637)		15,661,830,642
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(331,348,932)
NET ASSETS - 100%		$15,330,481,710

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $342,351,689 or 2.2% of net assets.

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$82,583,911	$4,580,335,133	$4,366,158,082	$133,302	$1,793	$--	$296,762,755	0.5%
Fidelity Securities Lending Cash Central Fund 0.06%	16,700	3,406,612,750	3,112,821,655	15,878,575	--	--	293,807,795	0.8%
Total	$82,600,611	$7,986,947,883	$7,478,979,737	$16,011,877	$1,793	$--	$590,570,550

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$421,160,313	$308,135,650	$113,024,663	$--
Consumer Discretionary	1,298,219,519	96,912,620	1,201,306,899	--
Consumer Staples	300,969,170	68,968,304	232,000,866	--
Energy	1,297,138,935	439,777,719	857,361,216	--
Financials	5,130,008,815	2,824,739,079	2,305,269,736	--
Health Care	1,119,961,443	--	1,119,961,443	--
Industrials	2,218,916,806	900,912,750	1,318,004,056	--
Information Technology	692,661,561	191,627,782	501,033,779	--
Materials	1,948,545,786	363,140,116	1,585,405,670	--
Real Estate	234,394,618	135,053,957	99,340,661	--
Utilities	409,283,126	188,253,247	221,029,879	--
Money Market Funds	590,570,550	590,570,550	--	--
Total Investments in Securities:	$15,661,830,642	$6,108,091,774	$9,553,738,868	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $264,454,431) — See accompanying schedule: Unaffiliated issuers (cost $11,723,126,087)	$15,071,260,092
Fidelity Central Funds (cost $590,570,550)	590,570,550
Total Investment in Securities (cost $12,313,696,637)		$15,661,830,642
Foreign currency held at value (cost $915,839)		906,488
Receivable for investments sold		76,173,117
Receivable for fund shares sold		3,813,930
Dividends receivable		40,603,441
Reclaims receivable		32,275,046
Distributions receivable from Fidelity Central Funds		129,740
Other receivables		11,963
Total assets		15,815,744,367
Liabilities
Payable to custodian bank	$10,895
Payable for investments purchased	24,168,336
Payable for fund shares redeemed	166,860,838
Other payables and accrued expenses	414,793
Collateral on securities loaned	293,807,795
Total liabilities		485,262,657
Net Assets		$15,330,481,710
Net Assets consist of:
Paid in capital		$12,454,379,204
Total accumulated earnings (loss)		2,876,102,506
Net Assets		$15,330,481,710
Net Asset Value, offering price and redemption price per share ($15,330,481,710 ÷ 1,318,851,407 shares)		$11.62

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$472,446,982
Non-Cash dividends		148,177,143
Income from Fidelity Central Funds (including $15,878,575 from security lending)		16,011,877
Income before foreign taxes withheld		636,636,002
Less foreign taxes withheld		(67,263,290)
Total income		569,372,712
Expenses
Custodian fees and expenses	$807,741
Independent trustees' fees and expenses	55,205
Interest	8,474
Total expenses		871,420
Net investment income (loss)		568,501,292
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	710,043,870
Fidelity Central Funds	1,793
Foreign currency transactions	1,058,567
Total net realized gain (loss)		711,104,230
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	3,665,533,479
Assets and liabilities in foreign currencies	(1,696,674)
Total change in net unrealized appreciation (depreciation)		3,663,836,805
Net gain (loss)		4,374,941,035
Net increase (decrease) in net assets resulting from operations		$4,943,442,327

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$568,501,292	$386,034,430
Net realized gain (loss)	711,104,230	(621,418,635)
Change in net unrealized appreciation (depreciation)	3,663,836,805	(1,625,653,671)
Net increase (decrease) in net assets resulting from operations	4,943,442,327	(1,861,037,876)
Distributions to shareholders	(373,393,666)	(664,417,720)
Share transactions
Proceeds from sales of shares	2,735,781,749	1,780,488,165
Reinvestment of distributions	373,393,666	664,417,720
Cost of shares redeemed	(3,954,452,072)	(4,306,137,056)
Net increase (decrease) in net assets resulting from share transactions	(845,276,657)	(1,861,231,171)
Total increase (decrease) in net assets	3,724,772,004	(4,386,686,767)
Net Assets
Beginning of period	11,605,709,706	15,992,396,473
End of period	$15,330,481,710	$11,605,709,706
Other Information
Shares
Sold	245,691,599	202,786,325
Issued in reinvestment of distributions	38,062,555	67,797,726
Redeemed	(372,495,173)	(491,561,140)
Net increase (decrease)	(88,741,019)	(220,977,089)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Value Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.25	$9.82	$9.68	$10.87	$9.27
Income from Investment Operations
Net investment income (loss)A	.43B	.26	.39	.38	.29
Net realized and unrealized gain (loss)	3.23	(1.43)	.10	(1.23)	1.55
Total from investment operations	3.66	(1.17)	.49	(.85)	1.84
Distributions from net investment income	(.29)	(.36)	(.35)	(.31)	(.22)
Distributions from net realized gain	–	(.04)	–	(.03)	(.02)
Total distributions	(.29)	(.40)	(.35)	(.34)	(.24)
Net asset value, end of period	$11.62	$8.25	$9.82	$9.68	$10.87
Total ReturnC	44.95%	(12.55)%	5.48%	(8.11)%	20.33%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%	.01%	.01%	.01%	.48%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.47%
Expenses net of all reductions	.01%	.01%	.01%	- %F	.46%
Net investment income (loss)	3.97%B	2.92%	4.23%	3.60%	2.86%
Supplemental Data
Net assets, end of period (000 omitted)	$15,330,482	$11,605,710	$15,992,396	$14,030,676	$14,793,134
Portfolio turnover rateG	34%	36%H	41%	43%	51%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.00%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund and Fidelity Series International Small Cap Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series Emerging Markets Fund	$2,562,364,858	$767,066,398	$(137,964,871)	$629,101,527
Fidelity Series Emerging Markets Opportunities Fund	21,310,529,116	9,187,158,915	(1,310,405,720)	7,876,753,195
Fidelity Series International Growth Fund	8,040,317,477	7,664,250,626	(94,766,620)	7,569,484,006
Fidelity Series International Small Cap Fund	2,806,739,920	2,162,012,221	(121,837,094)	2,040,175,127
Fidelity Series International Value Fund	12,657,420,785	3,601,617,106	(597,207,249)	3,004,409,857

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$–	$91,615,830	$–	$–	$629,127,689
Fidelity Series Emerging Markets Opportunities Fund	–	1,223,823,732	1,975,415,706	–	7,873,298,389
Fidelity Series International Growth Fund	–	317,417,186	895,105,062	–	7,570,815,879
Fidelity Series International Small Cap Fund	–	88,058,190	464,841,757	–	2,040,233,113
Fidelity Series International Value Fund	–	726,206,404	–	(854,650,764)	3,004,546,866

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity Series International Value Fund	(854,650,764)	(–)	(854,650,764)

The tax character of distributions paid was as follows:

October 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$47,189,249	$–	$47,189,249
Fidelity Series Emerging Markets Opportunities Fund	404,944,890	504,961,398	909,906,288
Fidelity Series International Growth Fund	174,415,485	1,719,238,352	1,893,653,837
Fidelity Series International Small Cap Fund	34,455,580	–	34,455,580
Fidelity Series International Value Fund	373,393,666	–	373,393,666

October 31, 2020
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$52,999,079	$–	$52,999,079
Fidelity Series Emerging Markets Opportunities Fund	524,696,384	–	524,696,384
Fidelity Series International Growth Fund	363,436,552	262,263,674	625,700,226
Fidelity Series International Small Cap Fund	87,553,807	72,027,024	159,580,831
Fidelity Series International Value Fund	664,417,720	–	664,417,720

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	2,508,087,810	2,894,765,511
Fidelity Series Emerging Markets Opportunities Fund	20,331,124,951	23,152,322,656
Fidelity Series International Growth Fund	3,478,245,066	3,229,548,963
Fidelity Series International Small Cap Fund	1,378,445,917	1,493,391,076
Fidelity Series International Value Fund	4,713,387,841	5,470,581,755

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$802
Fidelity Series Emerging Markets Opportunities Fund	126,080
Fidelity Series International Growth Fund	5,799
Fidelity Series International Small Cap Fund	480
Fidelity Series International Value Fund	2,231

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series International Growth Fund	Borrower	$38,919,667.30%		$1,926
Fidelity Series International Value Fund	Borrower	$69,631,714.31%		$8,474

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Emerging Markets Fund	34,643,622	23,325,015	3,833,294
Fidelity Series Emerging Markets Opportunities Fund	341,516,432	193,960,566	39,759,875
Fidelity Series International Growth Fund	139,876,302	121,824,578	25,702,028
Fidelity Series International Small Cap Fund	79,485,275	54,355,993	5,015,959
Fidelity Series International Value Fund	6,967,849	53,736,192	4,343,380

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Series Emerging Markets Fund	6,069,490	58,024,325
Fidelity Series Emerging Markets Opportunities Fund	26,562,509	522,218,927
Fidelity Series International Growth Fund	19,301,572	333,338,148
Fidelity Series International Small Cap Fund	5,043,450	84,931,704
Fidelity Series International Value Fund	33,670,520	333,338,148

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
Fidelity Series Emerging Markets Fund	70,446
Fidelity Series Emerging Markets Opportunities Fund	4,366

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Emerging Markets Fund	$36,645	$–	$–
Fidelity Series Emerging Markets Opportunities Fund	$185,795	$–	$–
Fidelity Series International Growth Fund	$12,020	$–	$–
Fidelity Series International Small Cap Fund	$18,968	$–	$–
Fidelity Series International Value Fund	$879,659	$–	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Series Emerging Markets Fund	.013%	$957,142
Fidelity Series Emerging Markets Opportunities Fund	.013%	$6,364,357

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series Emerging Markets Fund	$133
Fidelity Series International Growth Fund	415

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund

Opinions on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, except for Fidelity Series Emerging Markets Fund; the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 29, 2018 (commencement of operations) through October 31, 2018; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Fidelity Series Emerging Markets Fund; the results of its operations for the period then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 29, 2018 (commencement of operations) through October 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, except for Fidelity Series Emerging Markets Fund; the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 29, 2018 (commencement of operations) through October 31, 2018; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Fidelity Series Emerging Markets Fund; the results of its operations for the period then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 29, 2018 (commencement of operations) through October 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Series Emerging Markets Fund	.01%
Actual		$1,000.00	$952.80	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05
Fidelity Series Emerging Markets Opportunities Fund	.01%
Actual		$1,000.00	$950.00	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05
Fidelity Series International Growth Fund	.01%
Actual		$1,000.00	$1,096.80	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05
Fidelity Series International Small Cap Fund	.01%
Actual		$1,000.00	$1,103.90	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05
Fidelity Series International Value Fund	.01%
Actual		$1,000.00	$1,051.60	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series Emerging Markets Fund	12/13/21	12/10/21	$0.296	$0.068
Fidelity Series Emerging Markets Opportunities Fund	12/13/21	12/10/21	$0.683	$2.013
Fidelity Series International Growth Fund	12/13/21	12/10/21	$0.284	$1.309
Fidelity Series International Small Cap Fund	12/13/21	12/10/21	$0.474	$2.353
Fidelity Series International Value Fund	12/13/21	12/10/21	$0.560	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Emerging Markets Opportunities Fund	$1,976,560,592
Fidelity Series International Growth Fund	$895,622,933
Fidelity Series International Small Cap Fund	$464,841,757

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity Series International Growth Fund
December, 2020	11%
Fidelity Series International Small Cap Fund
December, 2020	8%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Emerging Markets Fund
December, 2020	58%
Fidelity Series Emerging Markets Opportunities Fund
December, 2020	66%
Fidelity Series International Growth Fund
December, 2020	74%
Fidelity Series International Small Cap Fund
December, 2020	99%
Fidelity Series International Value Fund
December, 2020	85%

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Fund
Fidelity Series Emerging Markets Opportunities Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for each fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew each fund's Advisory Contracts, as the funds are not publicly offered as a stand-alone investment product. In this regard, the Board noted that each fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans. The Fidelity Series Emerging Markets Fund had a portfolio management change February 2020, Fidelity Series Emerging Markets Opportunities Fund had portfolio management changes in June 2020 and October 2020, and Fidelity Series International Small Cap Fund had a portfolio management change in June 2020. The Board will continue to monitor closely each fund's performance, taking into account the portfolio management changes.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that each fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in each fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of each fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 29, 2024.

Based on its review, the Board considered that each fund does not pay a management fee and concluded that the total expense ratio of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions.

Economies of Scale.  The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew each fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

GSV-S-ANN-1221
1.907943.111

Fidelity® Global Commodity Stock Fund

Annual Report

October 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	44.56%	9.33%	1.65%
Class M (incl. 3.50% sales charge)	47.62%	9.52%	1.60%
Class C (incl. contingent deferred sales charge)	51.30%	9.83%	1.65%
Fidelity® Global Commodity Stock Fund	53.95%	10.90%	2.50%
Class I	53.97%	11.03%	2.58%
Class Z	54.07%	11.11%	2.62%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$12,807	Fidelity® Global Commodity Stock Fund
$30,364	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index gained 37.70% for the 12 months ending October 31, 2021, with global equities rising amid improved global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. The period began with a shift in momentum. In November 2020, global stocks shrugged off a two-month retreat by gaining roughly 12%. As 2021 began, the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative and the index returned -4.10% for the month, due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. The index rebounded in October (+5.12%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, whereas emerging markets (+17%) lagged the most. Looking at sectors, energy (+87%) was the top performer by a wide margin, followed by financials (+60%). In contrast, notable “laggards” included the utilities (+14%) and consumer staples (+18%) sectors.

Comments from Portfolio Manager Jody Simes:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 52% to 54%, underperforming the 56.46% gain of the MSCI AC World Commodity Producers Sector Capped Index (Net), but outperforming the broad-based MSCI All Country World Index (Net MA). From a regional standpoint, an overweighting in Canada and stock picks in the U.S. detracted from the fund's relative result. By industry, security selection was the primary detractor versus the benchmark, especially in the diversified metals & mining group. Stock selection and an underweighting in integrated oil & gas and stock selection in copper also hurt. Not owning Glencore, a benchmark component that gained roughly 158%, was the fund's largest individual relative detractor. Our second-largest relative detractor this period was Gazprom, a benchmark component we avoided that gained approximately 164%. Avoiding EOG Resources, a benchmark component that gained about 180%, also hurt relative performance. Conversely, an overweighting in the U.S. and stock picks in Canada contributed most to the fund's relative result. By industry, the primary contributor to performance versus the benchmark was an overweighting in copper. Stock selection in agricultural products and an underweighting in paper products also helped. The biggest individual relative contributor was an overweight position in First Quantum Minerals (+106%). First Quantum Minerals was among the fund's biggest holdings. Another key contributor was our out-of-benchmark position in Magnolia Oil & Gas (+379%). The fund's non-benchmark stake in Range Resources, a position we established this period, gained roughly 121%. Notable changes in positioning include decreased exposure to Australia and a higher allocation to United States. By industry, meaningful changes in positioning include increased exposure to oil & gas exploration & production and to integrated oil & gas.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Exxon Mobil Corp.	6.6
Nutrien Ltd.	6.1
Chevron Corp.	5.1
Total SA	4.8
Archer Daniels Midland Co.	4.3
Royal Dutch Shell PLC Class B (United Kingdom)	3.9
Rio Tinto PLC	3.9
Corteva, Inc.	3.4
First Quantum Minerals Ltd.	3.1
The Mosaic Co.	3.0
44.2

Top Sectors (% of fund's net assets)

As of October 31, 2021
Metals	29.6%
Agriculture	31.6%
Energy	37.1%
Short-Term Investments and Net Other Assets	1.7%

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Chemicals - 18.4%
Fertilizers & Agricultural Chemicals - 17.7%
CF Industries Holdings, Inc.	353,760	$20,093,568
Corteva, Inc.	593,500	25,609,525
FMC Corp.	82,200	7,481,022
Icl Group Ltd.	429,200	3,668,956
Nutrien Ltd.	660,183	46,142,396
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	143,400	7,871,226
The Mosaic Co.	555,061	23,073,886
		133,940,579
Specialty Chemicals - 0.7%
Albemarle Corp. U.S.	21,200	5,309,964

TOTAL CHEMICALS		139,250,543

Food Products - 6.8%
Agricultural Products - 6.8%
Archer Daniels Midland Co.	507,900	32,627,496
Bunge Ltd.	117,200	10,857,408
Darling Ingredients, Inc. (a)	66,900	5,654,388
Wilmar International Ltd.	890,800	2,853,731
		51,993,023
Metals & Mining - 29.6%
Aluminum - 1.3%
Alcoa Corp.	182,500	8,385,875
Kaiser Aluminum Corp.	14,300	1,389,102
		9,774,977
Copper - 6.5%
ERO Copper Corp. (a)	309,800	5,779,963
First Quantum Minerals Ltd.	991,124	23,464,717
Freeport-McMoRan, Inc.	347,500	13,107,700
Lundin Mining Corp.	827,700	7,202,916
		49,555,296
Diversified Metals & Mining - 8.9%
Anglo American PLC (United Kingdom)	355,246	13,514,625
Grupo Mexico SA de CV Series B	500,620	2,196,231
IGO Ltd.	669,912	4,857,994
Ivanhoe Mines Ltd. (a)	852,700	6,690,140
MMC Norilsk Nickel PJSC	14,940	4,662,540
Nickel Mines Ltd.	4,679,497	3,678,558
Rio Tinto PLC	472,711	29,474,220
Teck Resources Ltd. Class B (sub. vtg.)	89,300	2,492,261
		67,566,569
Gold - 5.3%
Agnico Eagle Mines Ltd. (Canada)	53,800	2,855,625
Barrick Gold Corp. (Canada)	451,447	8,284,067
Franco-Nevada Corp.	59,171	8,442,960
Kirkland Lake Gold Ltd.	36,800	1,551,273
Newcrest Mining Ltd.	138,604	2,595,152
Newmont Corp.	222,400	12,009,600
Wheaton Precious Metals Corp.	103,300	4,170,061
		39,908,738
Precious Metals & Minerals - 0.3%
Impala Platinum Holdings Ltd.	178,300	2,307,621
Steel - 7.3%
ArcelorMittal SA (Netherlands)	242,400	8,217,287
Cleveland-Cliffs, Inc. (a)	79,200	1,909,512
Commercial Metals Co.	201,000	6,468,180
Fortescue Metals Group Ltd.	432,671	4,533,891
Nucor Corp.	50,492	5,637,432
POSCO	13,524	3,412,536
Steel Dynamics, Inc.	169,400	11,193,952
Vale SA	1,101,400	13,974,849
		55,347,639

TOTAL METALS & MINING		224,460,840

Oil, Gas & Consumable Fuels - 37.1%
Integrated Oil & Gas - 27.2%
BP PLC	3,495,036	16,744,374
Chevron Corp.	340,200	38,949,498
Equinor ASA	142,000	3,592,905
Exxon Mobil Corp.	773,700	49,880,439
Lukoil PJSC sponsored ADR	99,000	10,098,000
Occidental Petroleum Corp.	355,500	11,919,915
Petroleo Brasileiro SA - Petrobras (ON)	1,825,900	8,951,886
Royal Dutch Shell PLC Class B (United Kingdom)	1,296,311	29,748,675
Total SA	722,114	36,159,834
		206,045,526
Oil & Gas Exploration & Production - 9.9%
ConocoPhillips Co.	298,400	22,227,816
Coterra Energy, Inc.	336,300	7,169,916
Diamondback Energy, Inc.	28,600	3,065,634
EQT Corp. (a)	123,500	2,458,885
Hess Corp.	83,400	6,886,338
Magnolia Oil & Gas Corp. Class A	274,000	5,721,120
Pioneer Natural Resources Co.	73,810	13,800,994
Range Resources Corp. (a)	593,000	13,828,760
		75,159,463

TOTAL OIL, GAS & CONSUMABLE FUELS		281,204,989

Paper & Forest Products - 5.5%
Forest Products - 1.9%
Louisiana-Pacific Corp.	49,300	2,905,249
Svenska Cellulosa AB SCA (B Shares)	240,400	3,748,202
West Fraser Timber Co. Ltd.	100,000	8,006,626
		14,660,077
Paper Products - 3.6%
Mondi PLC	300,139	7,496,283
Nine Dragons Paper (Holdings) Ltd.	1,545,000	1,942,047
Suzano Papel e Celulose SA (a)	498,045	4,344,370
UPM-Kymmene Corp.	380,600	13,427,994
		27,210,694

TOTAL PAPER & FOREST PRODUCTS		41,870,771

TOTAL COMMON STOCKS
(Cost $583,543,760)		738,780,166

Nonconvertible Preferred Stocks - 0.9%
Chemicals - 0.9%
Fertilizers & Agricultural Chemicals - 0.9%
Sociedad Quimica y Minera de Chile SA (PN-B) (a)
(Cost $6,332,160)	120,870	6,564,274

Money Market Funds - 1.6%
Fidelity Cash Central Fund 0.06% (b)
(Cost $12,474,618)	12,472,124	12,474,618
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $602,350,538)		757,819,058
NET OTHER ASSETS (LIABILITIES) - 0.1%		384,265
NET ASSETS - 100%		$758,203,323

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$708,106	$398,326,871	$386,557,762	$6,372	$(2,597)	$--	$12,474,618	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	209,788,347	209,788,347	29,086	--	--	--	0.0%
Total	$708,106	$608,115,218	$596,346,109	$35,458	$(2,597)	$--	$12,474,618

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$738,780,166	$607,418,281	$131,361,885	$--
Nonconvertible Preferred Stocks	6,564,274	6,564,274	--	--
Money Market Funds	12,474,618	12,474,618	--	--
Total Investments in Securities:	$757,819,058	$626,457,173	$131,361,885	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	49.1%
Canada	16.5%
United Kingdom	12.8%
France	4.8%
Brazil	3.6%
Australia	2.0%
Russia	1.9%
Chile	1.9%
Finland	1.8%
Bermuda	1.6%
Luxembourg	1.1%
Others (Individually Less Than 1%)	2.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $589,875,920)	$745,344,440
Fidelity Central Funds (cost $12,474,618)	12,474,618
Total Investment in Securities (cost $602,350,538)		$757,819,058
Cash		7,270
Foreign currency held at value (cost $434)		433
Receivable for fund shares sold		919,235
Dividends receivable		361,416
Distributions receivable from Fidelity Central Funds		731
Prepaid expenses		1,046
Other receivables		16,870
Total assets		759,126,059
Liabilities
Payable for fund shares redeemed	$273,934
Accrued management fee	422,695
Transfer agent fee payable	105,798
Distribution and service plan fees payable	22,139
Other affiliated payables	30,307
Other payables and accrued expenses	67,863
Total liabilities		922,736
Net Assets		$758,203,323
Net Assets consist of:
Paid in capital		$777,619,243
Total accumulated earnings (loss)		(19,415,920)
Net Assets		$758,203,323
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($45,342,964 ÷ 2,772,583 shares)(a)		$16.35
Maximum offering price per share (100/94.25 of $16.35)		$17.35
Class M:
Net Asset Value and redemption price per share ($8,888,267 ÷ 544,618 shares)(a)		$16.32
Maximum offering price per share (100/96.50 of $16.32)		$16.91
Class C:
Net Asset Value and offering price per share ($11,020,059 ÷ 681,407 shares)(a)		$16.17
Global Commodity Stock:
Net Asset Value, offering price and redemption price per share ($546,863,370 ÷ 33,372,037 shares)		$16.39
Class I:
Net Asset Value, offering price and redemption price per share ($85,252,010 ÷ 5,202,828 shares)		$16.39
Class Z:
Net Asset Value, offering price and redemption price per share ($60,836,653 ÷ 3,714,739 shares)		$16.38

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$30,231,042
Income from Fidelity Central Funds (including $29,086 from security lending)		35,458
Income before foreign taxes withheld		30,266,500
Less foreign taxes withheld		(1,175,941)
Total income		29,090,559
Expenses
Management fee	$4,446,329
Transfer agent fees	1,154,001
Distribution and service plan fees	232,455
Accounting fees	323,087
Custodian fees and expenses	50,892
Independent trustees' fees and expenses	2,265
Registration fees	139,045
Audit	51,692
Legal	2,849
Interest	106
Miscellaneous	2,155
Total expenses before reductions	6,404,876
Expense reductions	(11,015)
Total expenses after reductions		6,393,861
Net investment income (loss)		22,696,698
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,078,027
Fidelity Central Funds	(2,597)
Foreign currency transactions	47,203
Total net realized gain (loss)		1,122,633
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	181,251,897
Assets and liabilities in foreign currencies	(892)
Total change in net unrealized appreciation (depreciation)		181,251,005
Net gain (loss)		182,373,638
Net increase (decrease) in net assets resulting from operations		$205,070,336

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,696,698	$9,481,273
Net realized gain (loss)	1,122,633	(119,661,724)
Change in net unrealized appreciation (depreciation)	181,251,005	33,949,908
Net increase (decrease) in net assets resulting from operations	205,070,336	(76,230,543)
Distributions to shareholders	(6,996,946)	(14,697,608)
Share transactions - net increase (decrease)	301,019,880	(156,584,019)
Total increase (decrease) in net assets	499,093,270	(247,512,170)
Net Assets
Beginning of period	259,110,053	506,622,223
End of period	$758,203,323	$259,110,053

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Commodity Stock Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.80	$12.14	$12.42	$12.56	$10.73
Income from Investment Operations
Net investment income (loss)A	.48	.28	.35	.21	.12
Net realized and unrealized gain (loss)	5.24	(1.26)	(.41)	(.22)	1.86
Total from investment operations	5.72	(.98)	(.06)	(.01)	1.98
Distributions from net investment income	(.17)	(.36)	(.20)	(.09)	(.08)
Distributions from net realized gain	–	–	(.02)	(.05)	(.07)
Total distributions	(.17)	(.36)	(.22)	(.13)B	(.15)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$16.35	$10.80	$12.14	$12.42	$12.56
Total ReturnD,E	53.37%	(8.39)%	(.44)%	(.05)%	18.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.23%	1.31%	1.29%	1.28%	1.33%
Expenses net of fee waivers, if any	1.22%	1.31%	1.28%	1.28%	1.33%
Expenses net of all reductions	1.22%	1.29%	1.28%	1.27%	1.32%
Net investment income (loss)	3.18%	2.53%	2.86%	1.55%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$45,343	$20,453	$25,779	$27,258	$29,920
Portfolio turnover rateH	37%	40%	55%	70%	81%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.78	$12.12	$12.39	$12.53	$10.72
Income from Investment Operations
Net investment income (loss)A	.44	.25	.31	.16	.09
Net realized and unrealized gain (loss)	5.24	(1.27)	(.40)	(.20)	1.84
Total from investment operations	5.68	(1.02)	(.09)	(.04)	1.93
Distributions from net investment income	(.14)	(.32)	(.16)	(.06)	(.05)
Distributions from net realized gain	–	–	(.02)	(.05)	(.07)
Total distributions	(.14)	(.32)	(.18)	(.10)B	(.12)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$16.32	$10.78	$12.12	$12.39	$12.53
Total ReturnD,E	52.97%	(8.72)%	(.70)%	(.30)%	18.09%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%	1.59%	1.59%	1.59%	1.62%
Expenses net of fee waivers, if any	1.52%	1.59%	1.59%	1.59%	1.62%
Expenses net of all reductions	1.52%	1.58%	1.59%	1.58%	1.61%
Net investment income (loss)	2.88%	2.24%	2.55%	1.24%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$8,888	$4,378	$5,416	$7,200	$6,876
Portfolio turnover rateH	37%	40%	55%	70%	81%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.68	$11.99	$12.26	$12.39	$10.61
Income from Investment Operations
Net investment income (loss)A	.37	.20	.26	.11	.04
Net realized and unrealized gain (loss)	5.20	(1.26)	(.41)	(.19)	1.82
Total from investment operations	5.57	(1.06)	(.15)	(.08)	1.86
Distributions from net investment income	(.08)	(.25)	(.11)	–	(.01)
Distributions from net realized gain	–	–	(.02)	(.05)	(.07)
Total distributions	(.08)	(.25)	(.12)B	(.05)	(.08)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$16.17	$10.68	$11.99	$12.26	$12.39
Total ReturnD,E	52.30%	(9.11)%	(1.16)%	(.67)%	17.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.97%	2.05%	2.02%	2.00%	2.07%
Expenses net of fee waivers, if any	1.96%	2.04%	2.02%	1.99%	2.07%
Expenses net of all reductions	1.96%	2.03%	2.01%	1.98%	2.06%
Net investment income (loss)	2.44%	1.79%	2.13%	.84%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$11,020	$7,871	$11,294	$20,793	$14,289
Portfolio turnover rateH	37%	40%	55%	70%	81%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.82	$12.15	$12.44	$12.59	$10.77
Income from Investment Operations
Net investment income (loss)A	.53	.31	.37	.23	.15
Net realized and unrealized gain (loss)	5.26	(1.26)	(.41)	(.20)	1.84
Total from investment operations	5.79	(.95)	(.04)	.03	1.99
Distributions from net investment income	(.22)	(.38)	(.23)	(.13)	(.11)
Distributions from net realized gain	–	–	(.02)	(.05)	(.07)
Total distributions	(.22)	(.38)	(.25)	(.18)	(.17)B
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$16.39	$10.82	$12.15	$12.44	$12.59
Total ReturnD	53.95%	(8.16)%	(.23)%	.23%	18.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	.94%	1.02%	1.06%	1.08%	1.10%
Expenses net of fee waivers, if any	.94%	1.02%	1.06%	1.08%	1.10%
Expenses net of all reductions	.94%	1.00%	1.06%	1.06%	1.09%
Net investment income (loss)	3.46%	2.82%	3.08%	1.75%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$546,863	$176,718	$257,011	$369,563	$264,557
Portfolio turnover rateG	37%	40%	55%	70%	81%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.81	$12.16	$12.45	$12.60	$10.76
Income from Investment Operations
Net investment income (loss)A	.53	.32	.39	.25	.17
Net realized and unrealized gain (loss)	5.25	(1.26)	(.41)	(.21)	1.86
Total from investment operations	5.78	(.94)	(.02)	.04	2.03
Distributions from net investment income	(.20)	(.41)	(.25)	(.14)	(.12)
Distributions from net realized gain	–	–	(.02)	(.05)	(.07)
Total distributions	(.20)	(.41)	(.27)	(.19)	(.19)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$16.39	$10.81	$12.16	$12.45	$12.60
Total ReturnC	53.97%	(8.11)%	(.06)%	.30%	18.99%
Ratios to Average Net AssetsD,E
Expenses before reductions	.93%	.95%	.92%	.93%	.96%
Expenses net of fee waivers, if any	.93%	.95%	.92%	.93%	.95%
Expenses net of all reductions	.93%	.93%	.91%	.91%	.94%
Net investment income (loss)	3.48%	2.88%	3.23%	1.90%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$85,252	$33,185	$102,633	$117,981	$113,655
Portfolio turnover rateF	37%	40%	55%	70%	81%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.81	$12.16	$12.46	$13.84
Income from Investment Operations
Net investment income (loss)B	.56	.34	.39	(.01)
Net realized and unrealized gain (loss)	5.23	(1.26)	(.40)	(1.37)
Total from investment operations	5.79	(.92)	(.01)	(1.38)
Distributions from net investment income	(.22)	(.43)	(.27)	–
Distributions from net realized gain	–	–	(.02)	–
Total distributions	(.22)	(.43)	(.29)	–
Net asset value, end of period	$16.38	$10.81	$12.16	$12.46
Total ReturnC,D	54.07%	(7.99)%	.03%	(9.97)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.85%	.83%	.89%G
Expenses net of fee waivers, if any	.80%	.84%	.83%	.89%G
Expenses net of all reductions	.80%	.83%	.82%	.87%G
Net investment income (loss)	3.60%	2.99%	3.32%	(.70)%G
Supplemental Data
Net assets, end of period (000 omitted)	$60,837	$16,505	$104,489	$5,118
Portfolio turnover rateH	37%	40%	55%	70%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Commodity Stock, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$166,719,443
Gross unrealized depreciation	(21,176,519)
Net unrealized appreciation (depreciation)	$145,542,924
Tax Cost	$612,276,134

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,539,352
Capital loss carryforward	$(186,494,911)
Net unrealized appreciation (depreciation) on securities and other investments	$145,539,640

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(34,629,152)
Long-term	(151,865,759)
Total capital loss carryforward	$(186,494,911)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$6,996,946	$ 14,697,608

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Commodity Stock Fund	540,390,059	234,748,184

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$93,348	$7,126
Class M	.25%	.25%	35,436	–
Class C	.75%	.25%	103,671	18,679
			$232,455	$25,805

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21,107
Class M	2,169
Class C(a)	847
$24,123

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$81,498.22
Class M	18,898.27
Class C	21,537.21
Global Commodity Stock	891,334.19
Class I	118,240.17
Class Z	22,494.04
	$1,154,001

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global Commodity Stock Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Global Commodity Stock Fund	$6,477

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Global Commodity Stock Fund	Borrower	$12,090,000.32%		$106

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Global Commodity Stock Fund	16,592,136	1,814,746	(81,762)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Global Commodity Stock Fund	$1,084

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Global Commodity Stock Fund	$2,334	$–	$–

8. Expense Reductions.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,015.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Global Commodity Stock Fund
Distributions to shareholders
Class A	$330,900	$759,471
Class M	55,155	144,021
Class C	54,858	230,198
Global Commodity Stock	5,592,593	7,319,626
Class I	607,688	3,291,216
Class Z	355,752	2,953,076
Total	$6,996,946	$14,697,608

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Global Commodity Stock Fund
Class A
Shares sold	1,497,596	425,473	$23,243,182	$4,506,487
Reinvestment of distributions	24,735	61,881	326,260	754,330
Shares redeemed	(643,914)	(715,875)	(9,896,306)	(7,654,932)
Net increase (decrease)	878,417	(228,521)	$13,673,136	$(2,394,115)
Class M
Shares sold	185,666	68,941	$2,932,586	$766,910
Reinvestment of distributions	4,164	11,772	54,963	143,620
Shares redeemed	(51,392)	(121,509)	(761,387)	(1,308,904)
Net increase (decrease)	138,438	(40,796)	$2,226,162	$(398,374)
Class C
Shares sold	325,501	125,458	$5,031,255	$1,381,253
Reinvestment of distributions	4,142	18,529	54,381	224,941
Shares redeemed	(385,192)	(348,931)	(5,709,900)	(3,612,195)
Net increase (decrease)	(55,549)	(204,944)	$(624,264)	$(2,006,001)
Global Commodity Stock
Shares sold	26,509,390	3,621,215	$367,175,381	$39,299,615
Reinvestment of distributions	364,169	508,051	4,799,750	6,193,144
Shares redeemed	(9,830,285)	(8,945,051)	(150,535,532)	(94,341,181)
Net increase (decrease)	17,043,274	(4,815,785)	$221,439,599	$(48,848,422)
Class I
Shares sold	4,496,884	3,932,111	$70,249,986	$43,193,618
Reinvestment of distributions	45,805	150,783	603,715	1,835,030
Shares redeemed	(2,409,382)	(9,450,971)	(37,277,273)	(88,002,900)
Net increase (decrease)	2,133,307	(5,368,077)	$33,576,428	$(42,974,252)
Class Z
Shares sold	4,377,495	2,534,152	$65,145,411	$27,902,181
Reinvestment of distributions	23,487	233,079	309,090	2,831,913
Shares redeemed	(2,213,665)	(9,832,640)	(34,725,682)	(90,696,949)
Net increase (decrease)	2,187,317	(7,065,409)	$30,728,819	$(59,962,855)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
Fidelity Global Commodity Stock Fund	12%	17%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Global Commodity Stock Fund	38%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Commodity Stock Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Global Commodity Stock Fund
Class A	1.21%
Actual		$1,000.00	$1,033.50	$6.20
Hypothetical-C		$1,000.00	$1,019.11	$6.16
Class M	1.51%
Actual		$1,000.00	$1,032.30	$7.73
Hypothetical-C		$1,000.00	$1,017.59	$7.68
Class C	1.95%
Actual		$1,000.00	$1,029.90	$9.98
Hypothetical-C		$1,000.00	$1,015.38	$9.91
Global Commodity Stock	.93%
Actual		$1,000.00	$1,035.40	$4.77
Hypothetical-C		$1,000.00	$1,020.52	$4.74
Class I	.92%
Actual		$1,000.00	$1,036.00	$4.72
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Class Z	.79%
Actual		$1,000.00	$1,036.70	$4.06
Hypothetical-C		$1,000.00	$1,021.22	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 65%; Class M designates 80%; Class C designates 100%; Global Commodity Stock designates 53%; Class I designates 56% and Class Z designates 52% of the dividends distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Global Commodity Stock, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund
Class A	12/7/20	$0.1892	$0.0162
Class M	12/7/20	$0.1542	$0.0162
Class C	12/7/20	$0.0942	$0.0162
Global Commodity Stock	12/7/20	$0.2312	$0.0162
Class I	12/7/20	$0.2202	$0.0162
Class Z	12/7/20	$0.2372	$0.0162

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and March 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Global Commodity Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked above the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of the retail class was above the SLTG competitive median due to the fund's investment mandate not being typical of the majority of funds in its peer group. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

GCS-ANN-1221
1.879380.112

Fidelity® Total International Equity Fund

Annual Report

October 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	25.39%	11.04%	8.18%
Class M (incl. 3.50% sales charge)	27.99%	11.28%	8.16%
Class C (incl. contingent deferred sales charge)	31.00%	11.52%	8.17%
Fidelity® Total International Equity Fund	33.37%	12.62%	9.13%
Class I	33.40%	12.66%	9.10%
Class Z	33.54%	12.82%	9.18%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund, on October 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$23,966	Fidelity® Total International Equity Fund
$19,347	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Co-Managers Sam Polyak, Jed Weiss, and Alex Zavratsky:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 32% to 34%, outperforming the 29.85% result of the benchmark MSCI All Country World ex U.S. (Net MA) Index. From a geographic standpoint, an underweighting and security selection in emerging markets, specifically China, along with stock picks in Japan, contributed most to the portfolio's relative result. By sector, the leading contributors to performance versus the benchmark were an overweighting and investment choices in information technology, especially within the semiconductors & semiconductor equipment industry. Additionally, an underweighting, coupled with strong picks among consumer discretionary stocks – as well as security selection in materials – further bolstered the fund's relative return the past 12 months. The biggest individual relative contributor was an outsized stake in ASML Holding (+124%), one of the portfolio's largest holdings at the end of the period. Also adding value was our overweighting in Lasertec, which gained roughly 156%. Another notable relative contributor was our larger-than-benchmark holding in State Bank of India (+84%), a position we established this period. Conversely, stock picks in Canada and an underweighting in Europe ex U.K. – Denmark in particular – weighed on the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our security selection in communication services. An underweighting in energy and subpar investment choices among utilities stocks also hampered relative performance. Lastly, the portfolio's position in cash was a notable detractor the past 12 months as well. The biggest individual relative detractor was an overweighting in Tencent Holdings (-19%), the fund's largest holding. Also hurting performance was our smaller-than-benchmark exposure to Baidu, which retuned -50% and was no longer held in the portfolio at period end. Another notable relative detractor was an outsized stake in China Life Insurance (-16%). Notable changes in the fund’s positioning the past year include increased exposure to France and a lower allocation to China, on a geographic basis, while by sector, meaningful shifts include a reduction in consumer staples and a higher allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	13.5%
United States of America*	7.7%
Canada	7.1%
France	6.9%
Cayman Islands	6.4%
United Kingdom	6.1%
Germany	5.6%
Switzerland	5.0%
India	4.2%
Other	37.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	97.9
Short-Term Investments and Net Other Assets (Liabilities)	2.1

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.7
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.9
Nestle SA (Reg. S) (Switzerland, Food Products)	1.6
Canadian Pacific Railway Ltd. (Canada, Road & Rail)	1.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.3
Recruit Holdings Co. Ltd. (Japan, Professional Services)	1.3
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.3
The Toronto-Dominion Bank (Canada, Banks)	1.2
17.6

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	21.7
Industrials	16.9
Information Technology	15.7
Consumer Discretionary	10.3
Materials	9.2
Health Care	7.8
Communication Services	5.4
Energy	4.6
Consumer Staples	4.4
Real Estate	1.2

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Australia - 1.5%
CSL Ltd.	2,965	$670,219
Evolution Mining Ltd.	23,207	63,371
Imdex Ltd.	7,696	16,615
Macquarie Group Ltd.	3,352	495,593
National Australia Bank Ltd.	22,212	482,933

TOTAL AUSTRALIA		1,728,731

Austria - 0.3%
Erste Group Bank AG	8,965	384,487
Bailiwick of Jersey - 1.2%
Experian PLC	14,099	645,810
Ferguson PLC	2,145	322,763
Glencore Xstrata PLC	81,947	409,783
Integrated Diagnostics Holdings PLC (a)	30,000	37,125

TOTAL BAILIWICK OF JERSEY		1,415,481

Belgium - 1.2%
Anheuser-Busch InBev SA NV	6,159	376,729
Azelis Group NV	4,000	129,472
KBC Ancora	876	45,630
KBC Groep NV	6,835	636,526
UCB SA	1,378	164,235

TOTAL BELGIUM		1,352,592

Bermuda - 0.6%
Credicorp Ltd. (United States)	3,951	512,287
Shangri-La Asia Ltd. (b)	278,000	226,530

TOTAL BERMUDA		738,817

Brazil - 0.4%
Natura & Co. Holding SA (b)	74,120	510,874
Canada - 7.1%
Barrick Gold Corp.	44,690	820,955
CAE, Inc. (b)	23,299	706,538
Canadian Pacific Railway Ltd.	20,011	1,548,848
Constellation Software, Inc.	522	917,376
Franco-Nevada Corp.	6,034	860,976
McCoy Global, Inc. (b)	7,000	4,525
Nutrien Ltd.	9,506	664,406
Richelieu Hardware Ltd.	11,014	388,818
Summit Industrial Income REIT	27,900	532,931
Suncor Energy, Inc.	19,294	507,450
The Toronto-Dominion Bank	19,000	1,379,250

TOTAL CANADA		8,332,073

Cayman Islands - 6.4%
Alibaba Group Holding Ltd. sponsored ADR (b)	6,752	1,113,675
Chlitina Holding Ltd.	4,200	35,974
JD.com, Inc. sponsored ADR (b)	18,941	1,482,701
Li Ning Co. Ltd.	26,524	294,882
Meituan Class B (a)(b)	26,317	895,532
Tencent Holdings Ltd.	52,833	3,213,811
XP, Inc. Class A (b)	14,370	471,480

TOTAL CAYMAN ISLANDS		7,508,055

China - 3.2%
China Life Insurance Co. Ltd. (H Shares)	321,559	558,635
China Merchants Bank Co. Ltd. (H Shares)	83,577	704,129
Haier Smart Home Co. Ltd. (A Shares)	200,500	851,360
Industrial & Commercial Bank of China Ltd. (H Shares)	1,772,828	971,797
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	11,200	657,567

TOTAL CHINA		3,743,488

Denmark - 0.7%
A.P. Moller - Maersk A/S Series B	47	136,204
Netcompany Group A/S (a)	497	56,458
ORSTED A/S (a)	1,031	145,478
SimCorp A/S	497	60,042
Spar Nord Bank A/S	2,126	27,389
Vestas Wind Systems A/S	9,713	420,067

TOTAL DENMARK		845,638

Finland - 0.6%
Admicom OYJ	130	13,826
Kone OYJ (B Shares)	3,973	270,791
Musti Group OYJ	800	31,425
Sampo Oyj (A Shares)	7,816	415,624

TOTAL FINLAND		731,666

France - 6.9%
Air Liquide SA	3,101	517,736
ALTEN	484	77,883
AXA SA	22,143	644,206
BNP Paribas SA	12,399	829,955
Capgemini SA	1,115	259,464
Edenred SA	5,249	283,793
Laurent-Perrier Group SA	259	28,863
Lectra	1,200	50,217
Legrand SA	4,112	448,579
LISI	1,100	30,582
LVMH Moet Hennessy Louis Vuitton SE	1,704	1,336,143
Safran SA	3,315	446,165
Sanofi SA	9,222	926,296
Teleperformance	808	337,285
Total SA	22,073	1,105,305
Vetoquinol SA	550	93,844
VINCI SA	3,804	406,190
Vivendi SA (c)	13,272	170,838
Worldline SA (a)(b)	1,638	95,396

TOTAL FRANCE		8,088,740

Germany - 5.0%
Bayer AG	4,929	277,787
CompuGroup Medical AG	323	26,996
CTS Eventim AG (b)	2,047	148,748
Deutsche Borse AG	1,539	255,476
Deutsche Post AG	7,615	471,133
Hannover Reuck SE	2,041	372,785
HeidelbergCement AG	2,728	205,432
Linde PLC	3,999	1,287,462
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	899	266,254
Nexus AG	1,420	123,771
Rheinmetall AG	2,041	197,812
RWE AG	7,382	283,913
SAP SE	3,735	540,870
Scout24 AG (a)	410	28,532
Siemens AG	5,459	887,535
Vonovia SE	9,042	548,341

TOTAL GERMANY		5,922,847

Greece - 0.6%
National Bank of Greece SA (b)	205,609	646,500
Hong Kong - 1.9%
AIA Group Ltd.	96,816	1,085,018
China Resources Beer Holdings Co. Ltd.	86,581	717,753
Hong Kong Exchanges and Clearing Ltd.	7,400	447,776

TOTAL HONG KONG		2,250,547

Hungary - 0.7%
Richter Gedeon PLC	29,348	822,147
India - 4.2%
Eicher Motors Ltd.	9,335	309,460
Embassy Office Parks (REIT)	8,500	39,650
Graphite India Ltd.	15,600	111,638
Housing Development Finance Corp. Ltd.	24,791	940,871
Indian Energy Exchange Ltd. (a)	4,973	46,993
Kotak Mahindra Bank Ltd. (b)	6,299	170,692
Larsen & Toubro Ltd.	37,143	875,441
Reliance Industries Ltd.	1,800	60,907
Reliance Industries Ltd. sponsored GDR (a)	6,178	420,104
Shree Cement Ltd.	1,193	455,765
Solar Industries India Ltd.	13,928	462,139
State Bank of India	98,478	659,739
Voltas Ltd.	25,253	405,824

TOTAL INDIA		4,959,223

Indonesia - 0.9%
PT Bank Mandiri (Persero) Tbk	1,192,106	602,696
PT Bank Rakyat Indonesia Tbk	430,418	129,205
PT United Tractors Tbk	218,697	363,530

TOTAL INDONESIA		1,095,431

Ireland - 1.0%
Cairn Homes PLC	14,500	18,812
CRH PLC	9,235	441,930
CRH PLC sponsored ADR	10,054	481,989
Irish Residential Properties REIT PLC	10,000	18,843
Ryanair Holdings PLC sponsored ADR (b)	2,049	232,582

TOTAL IRELAND		1,194,156

Israel - 0.1%
Ituran Location & Control Ltd.	1,661	43,203
Maytronics Ltd.	1,500	35,391
Strauss Group Ltd.	955	28,046
Tel Aviv Stock Exchange Ltd.	8,200	44,831

TOTAL ISRAEL		151,471

Italy - 1.6%
Assicurazioni Generali SpA	13,171	287,004
Enel SpA	59,929	501,713
Interpump Group SpA	6,743	496,925
Mediobanca SpA	29,352	349,997
Prada SpA	35,500	222,659

TOTAL ITALY		1,858,298

Japan - 13.5%
Ai Holdings Corp.	1,100	20,762
Aoki Super Co. Ltd.	1,000	25,461
Artnature, Inc.	2,000	12,991
Aucnet, Inc.	1,000	20,712
Azbil Corp.	14,700	626,702
Broadleaf Co. Ltd.	10,200	48,962
Central Automotive Products Ltd.	1,000	26,064
Curves Holdings Co. Ltd.	7,400	57,654
Daiichikosho Co. Ltd.	1,600	58,095
Daikokutenbussan Co. Ltd.	300	17,090
DENSO Corp.	5,718	414,527
Digital Hearts Holdings Co. Ltd.	1,500	23,868
FANUC Corp.	3,065	605,709
Fujitec Co. Ltd.	800	18,172
Fujitsu Ltd.	1,686	291,391
Funai Soken Holdings, Inc.	1,150	31,949
Goldcrest Co. Ltd.	2,460	35,247
Hitachi Ltd.	8,889	512,225
Hoya Corp.	8,503	1,251,714
Ibiden Co. Ltd.	2,546	152,979
Idemitsu Kosan Co. Ltd.	5,739	156,745
Itochu Corp.	13,274	378,586
JEOL Ltd.	1,100	83,367
Keyence Corp.	1,884	1,137,210
Kobayashi Pharmaceutical Co. Ltd.	600	48,040
Koshidaka Holdings Co. Ltd.	6,200	37,991
Kusuri No Aoki Holdings Co. Ltd.	400	26,626
Lasertec Corp.	2,550	553,135
Medikit Co. Ltd.	1,200	29,895
Minebea Mitsumi, Inc.	13,554	343,147
Miroku Jyoho Service Co., Ltd.	1,300	20,525
Misumi Group, Inc.	16,400	685,910
Mitsubishi Estate Co. Ltd.	7,059	107,276
Mitsubishi UFJ Financial Group, Inc.	93,165	510,870
Mitsuboshi Belting Ltd.	1,000	17,774
Mitsui Fudosan Co. Ltd.	5,150	117,749
Nabtesco Corp.	1,300	42,190
Nagaileben Co. Ltd.	2,500	51,384
Nihon Parkerizing Co. Ltd.	6,900	68,844
NS Tool Co. Ltd.	2,400	32,163
NSD Co. Ltd.	1,500	28,582
OBIC Co. Ltd.	1,703	314,925
ORIX Corp.	20,927	415,951
OSG Corp.	8,680	144,409
Paramount Bed Holdings Co. Ltd.	1,600	29,855
Poletowin Pitcrew Holdings, Inc.	1,600	14,427
ProNexus, Inc.	1,600	14,919
Recruit Holdings Co. Ltd.	22,295	1,483,042
Renesas Electronics Corp. (b)	15,100	185,752
San-Ai Oil Co. Ltd.	2,900	37,795
Shin-Etsu Chemical Co. Ltd.	3,183	567,634
Shiseido Co. Ltd.	2,233	149,001
SHO-BOND Holdings Co. Ltd.	7,580	317,522
Shoei Co. Ltd.	2,400	106,791
SK Kaken Co. Ltd.	120	39,899
SoftBank Group Corp.	4,721	255,583
Software Service, Inc.	300	18,926
Sony Group Corp.	4,047	468,628
Sumitomo Mitsui Financial Group, Inc.	12,246	397,379
Suzuki Motor Corp.	6,006	267,849
Techno Medica Co. Ltd.	500	6,934
The Monogatari Corp.	420	26,164
Tocalo Co. Ltd.	2,800	34,336
Tokio Marine Holdings, Inc.	7,919	417,094
Tokyo Electron Ltd.	307	143,072
Toyota Motor Corp.	59,086	1,042,523
USS Co. Ltd.	11,200	180,525
Welcia Holdings Co. Ltd.	800	29,865
YAKUODO Holdings Co. Ltd.	1,000	21,130
Yamada Consulting Group Co. Ltd.	1,500	15,301

TOTAL JAPAN		15,877,514

Kenya - 0.2%
Safaricom Ltd.	505,214	194,278
Korea (South) - 3.9%
BGF Retail Co. Ltd.	140	19,349
Hyundai Motor Co.	1,902	338,440
POSCO	1,735	437,796
Samsung Electronics Co. Ltd.	53,005	3,157,310
Shinhan Financial Group Co. Ltd.	18,566	603,016

TOTAL KOREA (SOUTH)		4,555,911

Luxembourg - 0.3%
ArcelorMittal SA (Netherlands)	9,126	309,369
Stabilus SA	300	22,542

TOTAL LUXEMBOURG		331,911

Mexico - 0.8%
CEMEX S.A.B. de CV sponsored ADR (b)	48,564	312,267
Grupo Financiero Banorte S.A.B. de CV Series O	47,508	300,790
Wal-Mart de Mexico SA de CV Series V	92,425	322,374

TOTAL MEXICO		935,431

Netherlands - 4.1%
Aalberts Industries NV	5,000	276,573
AerCap Holdings NV (b)	2,683	158,404
Airbus Group NV (b)	6,534	838,195
ASML Holding NV (Netherlands)	2,766	2,248,482
IMCD NV	1,052	233,554
NN Group NV	7,348	393,455
Universal Music Group NV	10,631	308,649
Yandex NV Series A (b)	4,809	398,378

TOTAL NETHERLANDS		4,855,690

New Zealand - 0.1%
Auckland International Airport Ltd. (b)	18,635	106,697
Norway - 0.4%
Adevinta ASA Class B (b)	8,846	145,603
Kongsberg Gruppen ASA	2,109	69,152
Medistim ASA	800	35,985
Sbanken ASA (a)	986	11,555
Schibsted ASA (B Shares)	4,925	222,351
Volue A/S	4,000	27,983

TOTAL NORWAY		512,629

Russia - 1.1%
Lukoil PJSC sponsored ADR	8,088	824,976
Sberbank of Russia sponsored ADR	21,781	436,056

TOTAL RUSSIA		1,261,032

Singapore - 0.3%
United Overseas Bank Ltd.	19,100	378,884
South Africa - 0.5%
Clicks Group Ltd.	9,283	169,458
Impala Platinum Holdings Ltd.	26,801	346,868
Thungela Resources Ltd. (b)	1,551	7,278

TOTAL SOUTH AFRICA		523,604

Spain - 1.6%
Amadeus IT Holding SA Class A (b)	9,347	624,969
Banco Santander SA (Spain)	172,572	653,640
Cellnex Telecom SA (a)	8,018	492,915
Fluidra SA	1,276	48,751
Unicaja Banco SA (a)	65,790	70,349

TOTAL SPAIN		1,890,624

Sweden - 2.8%
Addlife AB	4,956	202,672
AddTech AB (B Shares)	11,800	263,810
ASSA ABLOY AB (B Shares)	25,459	747,035
Atlas Copco AB (A Shares)	12,442	799,429
BHG Group AB (b)	1,272	14,641
Epiroc AB (A Shares)	14,973	372,582
Ericsson (B Shares)	10,016	109,329
Hemnet Group AB (b)	1,600	32,017
Investor AB (B Shares)	21,878	504,152
INVISIO AB	1,450	26,204
John Mattson Fastighetsforetag (b)	1,400	28,691
Lagercrantz Group AB (B Shares)	15,204	203,593
Stillfront Group AB (b)	3,300	14,725

TOTAL SWEDEN		3,318,880

Switzerland - 5.0%
Nestle SA (Reg. S)	14,434	1,903,949
Novartis AG	4,680	387,096
Roche Holding AG (participation certificate)	3,922	1,519,360
Schindler Holding AG:
(participation certificate)	1,170	304,384
(Reg.)	107	27,439
Swiss Life Holding AG	347	190,479
Tecan Group AG	137	83,792
Temenos Group AG	1,529	233,542
UBS Group AG	32,759	594,576
Zurich Insurance Group Ltd.	1,436	636,465

TOTAL SWITZERLAND		5,881,082

Taiwan - 3.7%
Addcn Technology Co. Ltd.	3,772	34,272
ECLAT Textile Co. Ltd.	23,000	501,383
HIWIN Technologies Corp.	45,510	505,031
Sporton International, Inc.	650	5,264
Taiwan Semiconductor Manufacturing Co. Ltd.	124,035	2,628,611
Uni-President Enterprises Corp.	162,000	387,474
Yageo Corp.	19,000	296,139

TOTAL TAIWAN		4,358,174

United Kingdom - 6.1%
Alliance Pharma PLC	35,718	50,251
Anglo American PLC (United Kingdom)	13,006	494,787
AstraZeneca PLC (United Kingdom)	3,251	406,704
Avon Rubber PLC	2,895	77,060
Barratt Developments PLC	24,424	221,611
Beazley PLC (b)	14,388	76,794
BHP Group PLC	36,202	956,151
Bodycote PLC	4,686	51,272
BP PLC	144,422	691,912
Clarkson PLC	1,380	75,544
Compass Group PLC (b)	20,554	436,169
Dechra Pharmaceuticals PLC	5,417	379,568
DP Poland PLC (b)	91,518	9,394
Helios Towers PLC (b)	11,000	23,243
Howden Joinery Group PLC	5,047	63,531
Imperial Brands PLC	7,555	159,433
InterContinental Hotel Group PLC ADR (b)	3,285	232,808
Lloyds Banking Group PLC	731,855	500,867
London Stock Exchange Group PLC	2,614	254,456
Rightmove PLC	28,805	272,557
Royal Dutch Shell PLC Class B sponsored ADR	16,233	744,121
Spectris PLC	8,016	412,922
Spirax-Sarco Engineering PLC	1,068	228,084
Standard Chartered PLC (United Kingdom)	50,208	340,056
Ultra Electronics Holdings PLC	1,477	65,532

TOTAL UNITED KINGDOM		7,224,827

United States of America - 5.6%
Alphabet, Inc. Class A (b)	133	393,802
Autoliv, Inc.	2,231	216,072
Black Knight, Inc. (b)	2,159	151,367
Lam Research Corp.	987	556,244
Marsh & McLennan Companies, Inc.	3,911	652,355
MasterCard, Inc. Class A	1,642	550,924
Moody's Corp.	1,471	594,505
Morningstar, Inc.	275	87,106
MSCI, Inc.	941	625,652
NICE Systems Ltd. sponsored ADR (b)	1,540	435,851
PriceSmart, Inc.	1,514	108,932
ResMed, Inc.	2,494	655,698
S&P Global, Inc.	1,284	608,821
Sherwin-Williams Co.	1,328	420,458
Visa, Inc. Class A	2,481	525,401

TOTAL UNITED STATES OF AMERICA		6,583,188

TOTAL COMMON STOCKS
(Cost $79,537,924)		113,071,618

Preferred Stocks - 1.8%
Convertible Preferred Stocks - 0.1%
China - 0.1%
ByteDance Ltd. Series E1 (d)(e)	577	71,733
Nonconvertible Preferred Stocks - 1.7%
Brazil - 1.1%
Ambev SA sponsored ADR	131,490	389,210
Itau Unibanco Holding SA	81,075	334,856
Petroleo Brasileiro SA - Petrobras sponsored ADR	61,582	604,735
		1,328,801
Germany - 0.6%
Porsche Automobil Holding SE (Germany)	5,162	537,243
Sartorius AG (non-vtg.)	160	103,652
		640,895

TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,969,696

TOTAL PREFERRED STOCKS
(Cost $1,747,633)		2,041,429

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.06% (f)	2,207,958	2,208,399
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	134,737	134,750
TOTAL MONEY MARKET FUNDS
(Cost $2,343,146)		2,343,149
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $83,628,703)		117,456,196
NET OTHER ASSETS (LIABILITIES) - 0.1%		173,123
NET ASSETS - 100%		$117,629,319

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,300,437 or 2.0% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $71,733 or 0.1% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
ByteDance Ltd. Series E1	11/18/20	$63,224

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,456,935	$36,113,298	$35,361,825	$1,084	$(9)	$--	$2,208,399	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	3,263,942	3,129,192	32,414	--	--	134,750	0.0%
Total	$1,456,935	$39,377,240	$38,491,017	$33,498	$(9)	$--	$2,343,149

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$6,408,397	$2,880,908	$3,527,489	$--
Consumer Discretionary	11,975,759	5,782,804	6,192,955	--
Consumer Staples	5,488,622	2,858,391	2,630,231	--
Energy	5,529,383	3,537,626	1,991,757	--
Financials	25,455,937	16,415,394	9,040,543	--
Health Care	9,096,840	4,107,522	4,989,318	--
Industrials	19,960,425	11,779,358	8,181,067	--
Information Technology	18,195,220	5,876,593	12,246,894	71,733
Materials	10,642,632	6,155,772	4,486,860	--
Real Estate	1,428,728	1,168,456	260,272	--
Utilities	931,104	429,391	501,713	--
Money Market Funds	2,343,149	2,343,149	--	--
Total Investments in Securities:	$117,456,196	$63,335,364	$54,049,099	$71,733

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $126,283) — See accompanying schedule: Unaffiliated issuers (cost $81,285,557)	$115,113,047
Fidelity Central Funds (cost $2,343,146)	2,343,149
Total Investment in Securities (cost $83,628,703)		$117,456,196
Cash		54,872
Foreign currency held at value (cost $95,579)		95,529
Receivable for investments sold		106,935
Receivable for fund shares sold		265,783
Dividends receivable		150,794
Reclaims receivable		216,278
Distributions receivable from Fidelity Central Funds		122
Prepaid expenses		149
Receivable from investment adviser for expense reductions		50,638
Other receivables		17,805
Total assets		118,415,101
Liabilities
Payable for investments purchased	$75,725
Payable for fund shares redeemed	218,530
Accrued management fee	80,023
Distribution and service plan fees payable	8,731
Other affiliated payables	19,333
Other payables and accrued expenses	248,690
Collateral on securities loaned	134,750
Total liabilities		785,782
Net Assets		$117,629,319
Net Assets consist of:
Paid in capital		$75,868,158
Total accumulated earnings (loss)		41,761,161
Net Assets		$117,629,319
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,641,644 ÷ 692,204 shares)(a)		$12.48
Maximum offering price per share (100/94.25 of $12.48)		$13.24
Class M:
Net Asset Value and redemption price per share ($12,935,840 ÷ 1,032,127 shares)(a)		$12.53
Maximum offering price per share (100/96.50 of $12.53)		$12.98
Class C:
Net Asset Value and offering price per share ($1,981,668 ÷ 159,696 shares)(a)		$12.41
Total International Equity:
Net Asset Value, offering price and redemption price per share ($82,603,512 ÷ 6,588,916 shares)		$12.54
Class I:
Net Asset Value, offering price and redemption price per share ($5,714,415 ÷ 457,538 shares)		$12.49
Class Z:
Net Asset Value, offering price and redemption price per share ($5,752,240 ÷ 458,930 shares)		$12.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$2,341,882
Non-Cash dividends		376,127
Income from Fidelity Central Funds (including $32,414 from security lending)		33,498
Income before foreign taxes withheld		2,751,507
Less foreign taxes withheld		(312,096)
Total income		2,439,411
Expenses
Management fee
Basic fee	$733,460
Performance adjustment	199,553
Transfer agent fees	171,701
Distribution and service plan fees	104,620
Accounting fees	56,219
Custodian fees and expenses	51,621
Independent trustees' fees and expenses	418
Registration fees	80,030
Audit	94,320
Legal	1,369
Miscellaneous	508
Total expenses before reductions	1,493,819
Expense reductions	(215,627)
Total expenses after reductions		1,278,192
Net investment income (loss)		1,161,219
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,468,759
Fidelity Central Funds	(9)
Foreign currency transactions	(5,954)
Total net realized gain (loss)		8,462,796
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $172,465)	18,846,948
Assets and liabilities in foreign currencies	(14,093)
Total change in net unrealized appreciation (depreciation)		18,832,855
Net gain (loss)		27,295,651
Net increase (decrease) in net assets resulting from operations		$28,456,870

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,161,219	$676,485
Net realized gain (loss)	8,462,796	1,837,977
Change in net unrealized appreciation (depreciation)	18,832,855	1,015,349
Net increase (decrease) in net assets resulting from operations	28,456,870	3,529,811
Distributions to shareholders	(2,396,557)	(1,600,384)
Share transactions - net increase (decrease)	6,173,375	(14,871,566)
Total increase (decrease) in net assets	32,233,688	(12,942,139)
Net Assets
Beginning of period	85,395,631	98,337,770
End of period	$117,629,319	$85,395,631

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total International Equity Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$9.34	$8.20	$9.39	$7.67
Income from Investment Operations
Net investment income (loss)A	.11B	.05	.14	.08	.09
Net realized and unrealized gain (loss)	3.03	.35	1.05	(.89)	1.71
Total from investment operations	3.14	.40	1.19	(.81)	1.80
Distributions from net investment income	(.06)	(.14)	(.05)	(.15)	(.08)
Distributions from net realized gain	(.20)	–	–	(.23)	–
Total distributions	(.26)	(.14)	(.05)	(.38)	(.08)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$12.48	$9.60	$9.34	$8.20	$9.39
Total ReturnD,E	33.04%	4.31%	14.63%	(9.04)%	23.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.60%	1.66%	1.51%	1.60%	1.67%
Expenses net of fee waivers, if any	1.34%	1.39%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.34%	1.37%	1.44%	1.44%	1.43%
Net investment income (loss)	.91%B	.58%	1.55%	.90%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$8,642	$6,091	$7,249	$7,526	$9,292
Portfolio turnover rateH	39%	37%	69%	52%	66%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.65	$9.38	$8.22	$9.42	$7.70
Income from Investment Operations
Net investment income (loss)A	.08B	.03	.11	.06	.06
Net realized and unrealized gain (loss)	3.04	.36	1.07	(.90)	1.73
Total from investment operations	3.12	.39	1.18	(.84)	1.79
Distributions from net investment income	(.04)	(.12)	(.02)	(.13)	(.07)
Distributions from net realized gain	(.20)	–	–	(.23)	–
Total distributions	(.24)	(.12)	(.02)	(.36)	(.07)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$12.53	$9.65	$9.38	$8.22	$9.42
Total ReturnD,E	32.63%	4.13%	14.38%	(9.30)%	23.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.83%	1.90%	1.76%	1.85%	1.90%
Expenses net of fee waivers, if any	1.59%	1.64%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.59%	1.62%	1.69%	1.69%	1.68%
Net investment income (loss)	.65%B	.33%	1.30%	.65%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$12,936	$10,620	$11,733	$11,882	$15,894
Portfolio turnover rateH	39%	37%	69%	52%	66%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .38%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.57	$9.30	$8.17	$9.37	$7.66
Income from Investment Operations
Net investment income (loss)A	.02B	(.02)	.07	.01	.02
Net realized and unrealized gain (loss)	3.02	.36	1.06	(.89)	1.71
Total from investment operations	3.04	.34	1.13	(.88)	1.73
Distributions from net investment income	–	(.07)	–	(.10)	(.02)
Distributions from net realized gain	(.20)	–	–	(.23)	–
Total distributions	(.20)	(.07)	–	(.32)C	(.02)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$12.41	$9.57	$9.30	$8.17	$9.37
Total ReturnE,F	32.00%	3.62%	13.83%	(9.72)%	22.70%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.40%	2.46%	2.33%	2.43%	2.48%
Expenses net of fee waivers, if any	2.10%	2.14%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.10%	2.12%	2.19%	2.19%	2.18%
Net investment income (loss)	.15%B	(.17)%	.80%	.14%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$1,982	$1,827	$2,203	$2,705	$3,211
Portfolio turnover rateI	39%	37%	69%	52%	66%J

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.12) %.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.64	$9.37	$8.23	$9.40	$7.70
Income from Investment Operations
Net investment income (loss)A	.14B	.08	.16	.11	.11
Net realized and unrealized gain (loss)	3.04	.35	1.06	(.90)	1.70
Total from investment operations	3.18	.43	1.22	(.79)	1.81
Distributions from net investment income	(.08)	(.16)	(.08)	(.15)	(.11)
Distributions from net realized gain	(.20)	–	–	(.23)	–
Total distributions	(.28)	(.16)	(.08)	(.38)	(.11)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$12.54	$9.64	$9.37	$8.23	$9.40
Total ReturnD	33.37%	4.65%	14.97%	(8.84)%	23.86%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.27%	1.34%	1.20%	1.29%	1.15%
Expenses net of fee waivers, if any	1.09%	1.14%	1.20%	1.20%	1.14%
Expenses net of all reductions	1.09%	1.12%	1.19%	1.19%	1.13%
Net investment income (loss)	1.16%B	.83%	1.81%	1.15%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$82,604	$61,362	$70,251	$71,170	$82,077
Portfolio turnover rateG	39%	37%	69%	52%	66%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .89%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$9.35	$8.19	$9.38	$7.66
Income from Investment Operations
Net investment income (loss)A	.14B	.08	.16	.10	.11
Net realized and unrealized gain (loss)	3.03	.34	1.07	(.89)	1.71
Total from investment operations	3.17	.42	1.23	(.79)	1.82
Distributions from net investment income	(.08)	(.17)	(.07)	(.17)	(.10)
Distributions from net realized gain	(.20)	–	–	(.23)	–
Total distributions	(.28)	(.17)	(.07)	(.40)	(.10)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$12.49	$9.60	$9.35	$8.19	$9.38
Total ReturnD	33.40%	4.50%	15.11%	(8.86)%	24.08%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.26%	1.33%	1.18%	1.29%	1.42%
Expenses net of fee waivers, if any	1.06%	1.14%	1.18%	1.20%	1.20%
Expenses net of all reductions	1.06%	1.13%	1.17%	1.19%	1.18%
Net investment income (loss)	1.18%B	.82%	1.82%	1.15%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$5,714	$2,073	$3,086	$9,405	$6,776
Portfolio turnover rateG	39%	37%	69%	52%	66%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .91%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total International Equity Fund Class Z

Years ended October 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.62	$9.36	$8.22	$9.39	$7.73
Income from Investment Operations
Net investment income (loss)B	.16C	.09	.18	.12	.08
Net realized and unrealized gain (loss)	3.03	.35	1.05	(.89)	1.58
Total from investment operations	3.19	.44	1.23	(.77)	1.66
Distributions from net investment income	(.08)	(.18)	(.09)	(.17)	–
Distributions from net realized gain	(.20)	–	–	(.23)	–
Total distributions	(.28)	(.18)	(.09)	(.40)	–
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$12.53	$9.62	$9.36	$8.22	$9.39
Total ReturnE,F	33.54%	4.74%	15.13%	(8.63)%	21.47%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.16%	1.22%	1.09%	1.16%	1.32%I
Expenses net of fee waivers, if any	.94%	.98%	1.04%	1.05%	1.05%I
Expenses net of all reductions	.94%	.97%	1.03%	1.04%	1.04%I
Net investment income (loss)	1.31%C	.99%	1.97%	1.30%	1.27%I
Supplemental Data
Net assets, end of period (000 omitted)	$5,752	$3,422	$3,815	$216	$246
Portfolio turnover rateJ	39%	37%	69%	52%	66%K

 A For the period February 1, 2017 (commencement of sale of shares) through October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.04%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total International Equity, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$36,233,198
Gross unrealized depreciation	(3,778,713)
Net unrealized appreciation (depreciation)	32,454,485
Tax Cost	$85,001,711

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,653,176
Undistributed long-term capital gain	$6,823,497
Net unrealized appreciation (depreciation) on securities and other investments	$32,456,945

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$1,157,086	$ 1,600,384
Long-term Capital Gains	1,239,471	–
Total	$2,396,557	$ 1,600,384

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total International Equity Fund	45,346,511	41,173,234

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .86% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$19,672	$127
Class M	.25%	.25%	63,832	305
Class C	.75%	.25%	21,116	3,358
			$104,620	$3,790

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,876
Class M	481
Class C(a)	349
$2,706

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$17,703.22
Class M	27,116.21
Class C	5,858.28
Total International Equity	115,150.15
Class I	3,762.14
Class Z	2,112.04
	$171,701

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Total International Equity Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Total International Equity Fund	$622

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Total International Equity Fund	1,470,930	1,053,051	129,617

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Total International Equity Fund	$191

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total International Equity Fund	$1,583	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2023. Some expenses, for example the compensation of the independent Trustees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.35%/1.30%(a)	$20,090
Class M	1.60%/1.55%(a)	30,681
Class C	2.10%/2.05%(a)	6,344
Total International Equity	1.10%/1.05%(a)	140,297
Class I	1.10%/1.05%(a)	5,276
Class Z	.95%/.90%(a)	11,189
		$213,877

 (a) Expense limitation effective June 1, 2021.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,750.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Total International Equity Fund
Distributions to shareholders
Class A	$163,098	$106,902
Class M	257,328	141,808
Class C	37,221	15,508
Total International Equity	1,782,745	1,209,290
Class I	54,453	54,292
Class Z	101,712	72,584
Total	$2,396,557	$1,600,384

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Total International Equity Fund
Class A
Shares sold	125,319	79,098	$1,509,372	$666,523
Reinvestment of distributions	14,903	11,309	163,036	106,875
Shares redeemed	(82,275)	(232,060)	(972,870)	(2,158,548)
Net increase (decrease)	57,947	(141,653)	$699,538	$(1,385,150)
Class M
Shares sold	83,867	65,659	$989,107	$575,207
Reinvestment of distributions	23,372	14,911	257,328	141,808
Shares redeemed	(175,897)	(230,047)	(2,080,986)	(2,160,487)
Net increase (decrease)	(68,658)	(149,477)	$(834,551)	$(1,443,472)
Class C
Shares sold	25,618	29,466	$301,180	$274,362
Reinvestment of distributions	3,392	1,633	37,147	15,483
Shares redeemed	(60,315)	(76,912)	(723,210)	(700,199)
Net increase (decrease)	(31,305)	(45,813)	$(384,883)	$(410,354)
Total International Equity
Shares sold	1,265,827	994,251	$14,978,032	$8,883,804
Reinvestment of distributions	152,573	118,078	1,673,722	1,117,023
Shares redeemed	(1,196,355)	(2,239,449)	(14,199,919)	(20,102,869)
Net increase (decrease)	222,045	(1,127,120)	$2,451,835	$(10,102,042)
Class I
Shares sold	318,329	64,423	$3,927,656	$602,048
Reinvestment of distributions	4,631	5,372	50,574	50,662
Shares redeemed	(81,296)	(184,160)	(953,703)	(1,684,471)
Net increase (decrease)	241,664	(114,365)	$3,024,527	$(1,031,761)
Class Z
Shares sold	163,548	99,865	$1,962,853	$885,828
Reinvestment of distributions	8,826	7,494	96,647	70,665
Shares redeemed	(69,127)	(159,186)	(842,591)	(1,455,280)
Net increase (decrease)	103,247	(51,827)	$1,216,909	$(498,787)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Total International Equity Fund
Class A	1.33%
Actual		$1,000.00	$1,039.10	$6.84
Hypothetical-C		$1,000.00	$1,018.50	$6.77
Class M	1.59%
Actual		$1,000.00	$1,038.10	$8.17
Hypothetical-C		$1,000.00	$1,017.19	$8.08
Class C	2.09%
Actual		$1,000.00	$1,035.90	$10.73
Hypothetical-C		$1,000.00	$1,014.67	$10.61
Total International Equity	1.08%
Actual		$1,000.00	$1,041.50	$5.56
Hypothetical-C		$1,000.00	$1,019.76	$5.50
Class I	1.03%
Actual		$1,000.00	$1,040.80	$5.30
Hypothetical-C		$1,000.00	$1,020.01	$5.24
Class Z	.93%
Actual		$1,000.00	$1,041.60	$4.79
Hypothetical-C		$1,000.00	$1,020.52	$4.74

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Total International Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Total International Equity Fund
Class A	12/06/21	12/03/21	$0.192	$0.773
Class M	12/06/21	12/03/21	$0.152	$0.773
Class C	12/06/21	12/03/21	$0.073	$0.773
Total International Equity	12/06/21	12/03/21	$0.225	$0.773
Class I	12/06/21	12/03/21	$0.225	$0.773
Class Z	12/06/21	12/03/21	$0.228	$0.773

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $6,827,709 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 4%; Class M designates 4%; Class C designates 6%; Total International Equity designates 3%; Class I designates 3%; and Class Z designates 3%; of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Total International Equity, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total International Equity Fund
Class A	12/07/20	$0.1391	$0.0221
Class M	12/07/20	$0.1191	$0.0221
Class C	12/07/20	$0.0791	$0.0221
Total International Equity	12/07/20	$0.1601	$0.0221
Class I	12/07/20	$0.1601	$0.0221
Class Z	12/07/20	$0.1601	$0.0221

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in February 2019 and October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Total International Equity Fund

2020 Total Return % vs. Morningstar Foreign Large Val/Blend/Growth Sm/Mid Val/Blend/Growth and MSCI AC Wld exUS (Net MA):

75% beaten
25% beaten
Benchmark
Class I
Class C
15.0
10.0
5.0
0.0
-5.0
13.7
9.5
8.4
3.2
-1.3
1 Year
20.0
15.0
10.0
5.0
0.0
-5.0
-10.0
15.2
13.5
10.2
4.1
-5.3
3 Year
50.0
40.0
30.0
20.0
10.0
46.4
46.1
39.0
36.5
19.5
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	71%	75%	75%
Class A	71%	74%	73%
Class C	69%	69%	67%
Class I	71%	76%	75%
Class M	70%	73%	71%
Class Z	71%	76%	-

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Total International Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked above the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund's total expense ratio was above its SLTG median as a result of positive performance fees. Excluding performance fees, the fund was below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.35%, 1.60%, 2.10%, 1.10%, 0.95%, and 1.10% through February 28, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

TIE-ANN-1221
1.912358.111

Fidelity® Emerging Markets Discovery Fund

Fidelity® Total Emerging Markets Fund

Annual Report

October 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Fidelity® Emerging Markets Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Total Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Emerging Markets Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	24.63%	8.38%	6.84%
Class M (incl. 3.50% sales charge)	27.20%	8.59%	6.81%
Class C (incl. contingent deferred sales charge)	30.22%	8.84%	6.83%
Fidelity® Emerging Markets Discovery Fund	32.63%	10.01%	7.77%
Class I	32.62%	10.01%	7.78%
Class Z	32.82%	10.12%	7.83%

 A From November 1, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Discovery Fund, a class of the fund, on November 1, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Period Ending Values
$21,141	Fidelity® Emerging Markets Discovery Fund
$16,842	MSCI Emerging Markets SMID Cap Index

Fidelity® Emerging Markets Discovery Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Gregory Lee:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 31% to 33%, trailing the 37.16% result of the benchmark MSCI Emerging Markets SMID Index (Net MA). From a regional standpoint, an underweighting in Emerging Asia and stock picks and an underweighting in Africa, primarily in South Africa, hurt the fund's performance versus the benchmark. By sector, security selection was the primary relative detractor, especially in industrials. Stock selection in materials and consumer discretionary also hindered the fund's relative result. The fund's largest individual relative detractor was an overweighting in Douzone Bizon, which returned roughly -20% the past year. We increased our stake in this company. The fund's stake in New Horizon Health, a non-benchmark position we established this period, gained 3% and notably hurt our relative result. Also hampering performance was our outsized stake in Venus MedTech HangZhou, which returned -52%. We added to our position the past 12 months. In contrast, stock picks in Emerging Asia contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark were stock picks in information technology, primarily driven by the technology hardware & equipment industry. Security selection in communication services and financials also boosted the fund's relative performance. The fund's biggest individual relative contributor was an overweighting in Silergy, which gained approximately 143% the past year. The company was among the fund's biggest holdings this period. Also adding value was our outsized stake in Unimicron Technology, which gained about 188%. Unimicron Technology was among the fund's largest holdings. Another notable relative contributor was an overweighting in eMemory Technology (+317%), which was one of our biggest holdings at period end. Notable changes in positioning include a higher allocation to India and Mexico. By sector, meaningful changes in positioning include a higher allocation to financials and industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  The fund switched from co-managers to a single portfolio manager structure during the period, with Gregory Lee assuming sole management responsibilities. Fidelity modified investment policies of Fidelity Emerging Markets Discovery Fund to permit greater investment flexibility and better reflect the fund’s focus on small- and medium-sized companies. The change is effective October 1, 2021.

Fidelity® Emerging Markets Discovery Fund

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2021

% of fund's net assets
Unimicron Technology Corp. (Taiwan, Electronic Equipment & Components)	1.9
TCS Group Holding PLC unit (Cyprus, Banks)	1.7
Chailease Holding Co. Ltd. (Cayman Islands, Diversified Financial Services)	1.5
Parade Technologies Ltd. (Cayman Islands, Semiconductors & Semiconductor Equipment)	1.3
Credicorp Ltd. (United States) (Bermuda, Banks)	1.3
7.7

Top Five Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	16.6
Financials	14.3
Information Technology	14.3
Materials	11.8
Consumer Discretionary	10.9

Top Five Countries as of October 31, 2021

(excluding cash equivalents)	% of fund's net assets
India	18.6
Taiwan	10.6
Cayman Islands	9.5
Korea (South)	9.3
China	7.4

Asset Allocation (% of fund's net assets)

As of October 31, 2021
Stocks	100.3%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.3)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Fidelity® Emerging Markets Discovery Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Belgium - 0.9%
Titan Cement International Trading SA	190,900	$3,327,860
Bermuda - 2.8%
Credicorp Ltd. (United States)	36,271	4,702,898
Pacific Basin Shipping Ltd.	5,762,260	2,666,170
Shangri-La Asia Ltd. (a)	3,052,133	2,487,054

TOTAL BERMUDA		9,856,122

Brazil - 5.9%
Atacadao SA	660,200	1,946,513
Azul SA sponsored ADR (a)(b)	131,800	1,743,714
Dexco SA	481,600	1,323,508
Enauta Participacoes SA	491,300	1,112,515
Equatorial Energia SA	713,529	2,892,651
Hapvida Participacoes e Investimentos SA (c)	755,961	1,545,730
LOG Commercial Properties e Participacoes SA	507,352	2,106,251
Natura & Co. Holding SA (a)	318,053	2,192,186
Notre Dame Intermedica Participacoes SA	183,606	2,087,925
Rumo SA (a)	722,600	2,047,269
Suzano Papel e Celulose SA (a)	224,300	1,956,534

TOTAL BRAZIL		20,954,796

British Virgin Islands - 0.8%
Fix Price Group Ltd. GDR (Reg. S)	332,570	2,896,685
Cayman Islands - 9.5%
51job, Inc. sponsored ADR (a)	34,790	2,072,092
ASM Pacific Technology Ltd.	290,180	3,134,712
Chailease Holding Co. Ltd.	563,221	5,380,384
Fu Shou Yuan International Group Ltd.	3,422,298	2,942,635
Haitian International Holdings Ltd.	1,008,170	2,954,344
Hansoh Pharmaceutical Group Co. Ltd. (c)	1,094,740	2,445,419
Innovent Biologics, Inc. (a)(c)	281,285	2,523,449
New Horizon Health Ltd. (b)(c)	641,994	2,335,124
Parade Technologies Ltd.	75,100	4,814,275
Shimao Services Holdings Ltd. (c)	1	2
SITC International Holdings Co. Ltd.	707,880	2,397,357
Tongdao Liepin Group (a)	148,478	214,497
Yuzhou Properties Co.	109,767	11,992
Zai Lab Ltd. (a)	24,727	2,565,204

TOTAL CAYMAN ISLANDS		33,791,486

Chile - 0.8%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	48,928	2,685,658
China - 7.4%
China Communications Services Corp. Ltd. (H Shares)	5,468,530	3,022,258
Haier Smart Home Co. Ltd. (A Shares)	692,381	2,939,978
Pharmaron Beijing Co. Ltd. (H Shares) (c)	118,967	2,591,724
Sinopec Engineering Group Co. Ltd. (H Shares)	5,805,280	3,059,141
Sinopharm Group Co. Ltd. (H Shares)	1,517,949	3,620,993
TravelSky Technology Ltd. (H Shares)	1,458,680	2,729,694
Tsingtao Brewery Co. Ltd. (H Shares)	292,000	2,538,886
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)(c)	566,249	2,623,646
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	684,430	3,281,182

TOTAL CHINA		26,407,502

Cyprus - 3.0%
Etalon Group PLC GDR (Reg. S)	777,540	1,222,293
Globaltrans Investment PLC GDR (Reg. S)	363,800	3,205,078
TCS Group Holding PLC unit	59,253	6,102,355

TOTAL CYPRUS		10,529,726

Greece - 0.6%
Fourlis Holdings SA	112,091	497,576
Motor Oil (HELLAS) Corinth Refineries SA	91,600	1,554,459

TOTAL GREECE		2,052,035

Hong Kong - 2.2%
China Resources Beer Holdings Co. Ltd.	250,000	2,072,489
Far East Horizon Ltd.	2,981,433	2,847,124
Guangdong Investment Ltd.	2,201,480	2,772,894

TOTAL HONG KONG		7,692,507

Hungary - 1.7%
OTP Bank PLC (a)	48,366	2,904,825
Richter Gedeon PLC	117,072	3,279,623

TOTAL HUNGARY		6,184,448

India - 18.6%
Adani Ports & Special Economic Zone Ltd.	314,245	2,905,367
Bharat Electronics Ltd.	1,231,960	3,399,786
Computer Age Management Services Private Ltd.	80,470	3,233,723
Cyient Ltd.	245,430	3,497,840
Deccan Cements Ltd.	291,366	2,749,231
Divi's Laboratories Ltd.	33,945	2,332,357
Eicher Motors Ltd.	73,050	2,421,648
Embassy Office Parks (REIT)	615,851	2,872,739
Graphite India Ltd.	159,033	1,138,087
Hindustan Aeronautics Ltd.	151,440	2,639,871
Indraprastha Gas Ltd.	436,870	2,762,093
Indus Towers Ltd.	816,904	2,958,968
JK Cement Ltd.	57,651	2,550,281
Mahanagar Gas Ltd.	196,449	2,629,148
Manappuram General Finance & Leasing Ltd.	827,372	2,293,748
Max Healthcare Institute Ltd. (a)	595,701	2,633,387
Oberoi Realty Ltd. (a)	251,489	3,037,462
Petronet LNG Ltd.	965,430	2,956,633
Power Grid Corp. of India Ltd.	1,108,718	2,737,219
Shriram Transport Finance Co. Ltd.	186,340	3,570,429
Solar Industries India Ltd.	83,245	2,762,117
Tech Mahindra Ltd.	192,860	3,802,524
The Ramco Cements Ltd.	127,211	1,810,026
Torrent Pharmaceuticals Ltd.	67,880	2,590,407

TOTAL INDIA		66,285,091

Indonesia - 2.2%
PT ACE Hardware Indonesia Tbk	16,992,886	1,691,192
PT Ciputra Development Tbk	20,851,870	1,582,196
PT Pakuwon Jati Tbk (a)	41,931,796	1,479,859
PT United Tractors Tbk	1,919,040	3,189,934

TOTAL INDONESIA		7,943,181

Israel - 0.3%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	15,600	1,173,322
Korea (South) - 9.3%
AMOREPACIFIC Group, Inc.	25,894	1,096,467
Coway Co. Ltd.	53,180	3,587,388
Db Insurance Co. Ltd.	60,334	3,050,444
Douzone Bizon Co. Ltd.	35,650	2,475,827
Fila Holdings Corp.	45,603	1,445,505
Hana Financial Group, Inc.	57,711	2,213,922
Hanon Systems	236,020	2,908,852
Hansol Chemical Co. Ltd.	11,030	3,096,809
Hyundai Fire & Marine Insurance Co. Ltd.	131,431	2,940,693
KB Financial Group, Inc.	28,222	1,359,053
LG Corp.	24,395	1,897,366
SaraminHR Co. Ltd.	69,925	2,737,627
Shinhan Financial Group Co. Ltd.	54,820	1,780,532
Soulbrain Co. Ltd.	12,090	2,699,998

TOTAL KOREA (SOUTH)		33,290,483

Malaysia - 0.6%
Scientex Bhd	1,991,000	2,240,536
Scientex Bhd warrants 1/14/26 (a)	130,640	42,905

TOTAL MALAYSIA		2,283,441

Mexico - 5.7%
CEMEX S.A.B. de CV sponsored ADR (a)	565,670	3,637,258
Fibra Uno Administracion SA de CV	1,707,139	1,696,525
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	225,900	2,847,670
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	12,920	2,605,318
Grupo Aeroportuario Norte S.A.B. de CV (a)	207,600	1,252,679
Grupo Comercial Chedraui S.A.B. de CV	1,241,800	2,448,858
Macquarie Mexican (REIT) (c)	1,137,383	1,356,816
Qualitas Controladora S.A.B. de CV	400,351	1,854,550
Regional S.A.B. de CV	527,659	2,760,035

TOTAL MEXICO		20,459,709

Netherlands - 1.6%
X5 Retail Group NV GDR (Reg. S)	58,300	1,984,532
Yandex NV Series A (a)	46,608	3,861,007

TOTAL NETHERLANDS		5,845,539

Panama - 0.5%
Copa Holdings SA Class A (a)(b)	23,100	1,708,476
Philippines - 1.2%
Philippine Seven Corp. (a)	786,400	1,416,797
Robinsons Land Corp.	8,581,690	2,888,314

TOTAL PHILIPPINES		4,305,111

Poland - 0.9%
Grupa Lotos SA (a)	199,530	3,099,738
Russia - 0.4%
LSR Group OJSC	132,989	1,397,465
RusHydro PJSC	249	3

TOTAL RUSSIA		1,397,468

Singapore - 0.6%
First Resources Ltd.	1,630,200	2,151,840
South Africa - 4.7%
Bidvest Group Ltd./The	260,700	3,266,473
Cashbuild Ltd. (b)	179,150	3,118,441
FirstRand Ltd.	698,645	2,653,250
Impala Platinum Holdings Ltd.	226,510	2,931,572
Mr Price Group Ltd.	183,915	2,407,571
Pick 'n Pay Stores Ltd.	594,400	2,323,121

TOTAL SOUTH AFRICA		16,700,428

Taiwan - 10.6%
Cleanaway Co. Ltd.	424,760	3,264,451
eMemory Technology, Inc.	55,470	4,581,828
International Games Systems Co. Ltd.	122,825	3,149,472
Makalot Industrial Co. Ltd.	356,370	3,103,599
Nanya Technology Corp.	1,516,220	3,621,068
Poya International Co. Ltd.	105,050	1,875,017
Unimicron Technology Corp.	1,014,740	6,924,068
Vanguard International Semiconductor Corp.	730,050	3,788,552
Win Semiconductors Corp.	327,050	4,198,972
Yageo Corp.	221,590	3,453,764

TOTAL TAIWAN		37,960,791

Thailand - 0.8%
PTT Global Chemical PCL (For. Reg.)	778,400	1,472,110
Siam Global House PCL	2,275,070	1,398,777

TOTAL THAILAND		2,870,887

Turkey - 2.3%
Aselsan A/S	1,774,830	3,033,124
Bim Birlesik Magazalar A/S JSC	380,310	2,458,526
Mavi Jeans Class B (c)	364,727	2,731,469

TOTAL TURKEY		8,223,119

United Arab Emirates - 1.7%
Aldar Properties PJSC (a)	3,104,555	3,414,617
Emirates NBD Bank PJSC	718,103	2,727,233

TOTAL UNITED ARAB EMIRATES		6,141,850

United Kingdom - 1.7%
Bank of Georgia Group PLC	121,192	2,517,714
Mondi PLC	142,964	3,562,167

TOTAL UNITED KINGDOM		6,079,881

Vietnam - 0.2%
FPT Corp.	163,513	696,412
TOTAL COMMON STOCKS
(Cost $309,217,679)		354,995,592

Nonconvertible Preferred Stocks - 0.8%
Brazil - 0.8%
Metalurgica Gerdau SA (PN)
(Cost $2,000,784)	1,253,700	2,778,941

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.06% (d)	929,803	929,989
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)	8,893,114	8,894,003
TOTAL MONEY MARKET FUNDS
(Cost $9,823,992)		9,823,992
TOTAL INVESTMENT IN SECURITIES - 103.0%
(Cost $321,042,455)		367,598,525
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(10,713,874)
NET ASSETS - 100%		$356,884,651

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,153,379 or 5.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$13,280,643	$160,454,200	$172,805,012	$8,300	$658	$(500)	$929,989	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	4,112,544	91,559,432	86,777,973	23,485	--	--	8,894,003	0.0%
Total	$17,393,187	$252,013,632	$259,582,985	$31,785	$658	$(500)	$9,823,992

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$10,183,944	$10,183,944	$--	$--
Consumer Discretionary	38,453,387	30,511,642	7,941,745	--
Consumer Staples	23,803,537	22,707,070	1,096,467	--
Energy	11,913,279	11,913,279	--	--
Financials	51,659,189	40,314,545	11,344,644	--
Health Care	33,174,988	30,609,784	2,565,204	--
Industrials	59,144,900	54,509,907	4,634,993	--
Information Technology	50,953,259	48,477,432	2,475,827	--
Materials	41,627,511	32,899,132	8,728,379	--
Real Estate	23,066,531	23,066,531	--	--
Utilities	13,794,008	13,794,008	--	--
Money Market Funds	9,823,992	9,823,992	--	--
Total Investments in Securities:	$367,598,525	$328,811,266	$38,787,259	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $8,239,895) — See accompanying schedule: Unaffiliated issuers (cost $311,218,463)	$357,774,533
Fidelity Central Funds (cost $9,823,992)	9,823,992
Total Investment in Securities (cost $321,042,455)		$367,598,525
Foreign currency held at value (cost $63,712)		63,688
Receivable for investments sold		147,840
Receivable for fund shares sold		231,576
Dividends receivable		309,963
Distributions receivable from Fidelity Central Funds		4,974
Prepaid expenses		449
Other receivables		126,726
Total assets		368,483,741
Liabilities
Payable to custodian bank	$6,467
Payable for investments purchased	125
Payable for fund shares redeemed	388,635
Accrued management fee	248,559
Distribution and service plan fees payable	10,731
Deferred foreign taxes	1,885,076
Other affiliated payables	70,676
Other payables and accrued expenses	94,818
Collateral on securities loaned	8,894,003
Total liabilities		11,599,090
Net Assets		$356,884,651
Net Assets consist of:
Paid in capital		$282,685,927
Total accumulated earnings (loss)		74,198,724
Net Assets		$356,884,651
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($18,899,573 ÷ 1,029,357 shares)(a)		$18.36
Maximum offering price per share (100/94.25 of $18.36)		$19.48
Class M:
Net Asset Value and redemption price per share ($6,094,977 ÷ 333,011 shares)(a)		$18.30
Maximum offering price per share (100/96.50 of $18.30)		$18.96
Class C:
Net Asset Value and offering price per share ($4,994,781 ÷ 280,908 shares)(a)		$17.78
Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($283,132,926 ÷ 15,318,985 shares)		$18.48
Class I:
Net Asset Value, offering price and redemption price per share ($27,397,090 ÷ 1,477,963 shares)		$18.54
Class Z:
Net Asset Value, offering price and redemption price per share ($16,365,304 ÷ 884,321 shares)		$18.51

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$7,559,044
Interest		359
Income from Fidelity Central Funds (including $23,485 from security lending)		31,785
Income before foreign taxes withheld		7,591,188
Less foreign taxes withheld		(775,051)
Total income		6,816,137
Expenses
Management fee	$2,693,452
Transfer agent fees	570,313
Distribution and service plan fees	127,038
Accounting fees	168,959
Custodian fees and expenses	252,833
Independent trustees' fees and expenses	1,234
Registration fees	92,620
Audit	85,303
Legal	791
Interest	288
Miscellaneous	1,314
Total expenses before reductions	3,994,145
Expense reductions	(5,403)
Total expenses after reductions		3,988,742
Net investment income (loss)		2,827,395
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $35,494)	49,966,779
Fidelity Central Funds	658
Foreign currency transactions	(134,907)
Futures contracts	1,958,402
Total net realized gain (loss)		51,790,932
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,872,533)	26,103,655
Fidelity Central Funds	(500)
Assets and liabilities in foreign currencies	(2,126)
Futures contracts	(274,984)
Total change in net unrealized appreciation (depreciation)		25,826,045
Net gain (loss)		77,616,977
Net increase (decrease) in net assets resulting from operations		$80,444,372

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,827,395	$1,566,757
Net realized gain (loss)	51,790,932	2,521,991
Change in net unrealized appreciation (depreciation)	25,826,045	(4,939,432)
Net increase (decrease) in net assets resulting from operations	80,444,372	(850,684)
Distributions to shareholders	(1,678,231)	(3,213,839)
Share transactions - net increase (decrease)	27,363,583	(51,843,020)
Total increase (decrease) in net assets	106,129,724	(55,907,543)
Net Assets
Beginning of period	250,754,927	306,662,470
End of period	$356,884,651	$250,754,927

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Discovery Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.93	$13.66	$12.01	$15.03	$12.27
Income from Investment Operations
Net investment income (loss)A	.11	.04	.13	.18	.14
Net realized and unrealized gain (loss)	4.37	.34B	1.71	(2.89)	2.74
Total from investment operations	4.48	.38	1.84	(2.71)	2.88
Distributions from net investment income	(.05)	(.11)	(.18)	(.08)	(.07)
Distributions from net realized gain	–	–	(.01)	(.23)	(.06)
Total distributions	(.05)	(.11)	(.19)	(.31)	(.13)
Redemption fees added to paid in capitalA	–	–	–	–C	.01
Net asset value, end of period	$18.36	$13.93	$13.66	$12.01	$15.03
Total ReturnD,E	32.23%	2.76%	15.50%	(18.39)%	23.89%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.49%	1.54%	1.55%	1.52%	1.63%
Expenses net of fee waivers, if any	1.49%	1.53%	1.54%	1.52%	1.63%
Expenses net of all reductions	1.49%	1.51%	1.54%	1.48%	1.62%
Net investment income (loss)	.60%	.33%	.96%	1.22%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$18,900	$11,745	$15,323	$14,472	$16,062
Portfolio turnover rateH	64%	43%	80%	98%	58%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.89	$13.62	$11.94	$14.94	$12.20
Income from Investment Operations
Net investment income (loss)A	.06	–B	.08	.14	.10
Net realized and unrealized gain (loss)	4.36	.34C	1.71	(2.87)	2.74
Total from investment operations	4.42	.34	1.79	(2.73)	2.84
Distributions from net investment income	(.01)	(.07)	(.10)	(.04)	(.04)
Distributions from net realized gain	–	–	(.01)	(.23)	(.06)
Total distributions	(.01)	(.07)	(.11)	(.27)	(.11)D
Redemption fees added to paid in capitalA	–	–	–	–B	.01
Net asset value, end of period	$18.30	$13.89	$13.62	$11.94	$14.94
Total ReturnE,F	31.82%	2.49%	15.06%	(18.58)%	23.63%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.76%	1.83%	1.86%	1.79%	1.92%
Expenses net of fee waivers, if any	1.76%	1.83%	1.86%	1.79%	1.92%
Expenses net of all reductions	1.76%	1.80%	1.86%	1.75%	1.90%
Net investment income (loss)	.33%	.03%	.64%	.94%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$6,095	$4,552	$5,773	$5,374	$9,393
Portfolio turnover rateI	64%	43%	80%	98%	58%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.55	$13.29	$11.66	$14.64	$11.97
Income from Investment Operations
Net investment income (loss)A	(.03)	(.06)	.02	.06	.04
Net realized and unrealized gain (loss)	4.26	.32B	1.67	(2.79)	2.69
Total from investment operations	4.23	.26	1.69	(2.73)	2.73
Distributions from net investment income	–	–	(.05)	(.02)	(.01)
Distributions from net realized gain	–	–	(.01)	(.23)	(.06)
Total distributions	–	–	(.06)	(.25)	(.07)
Redemption fees added to paid in capitalA	–	–	–	–C	.01
Net asset value, end of period	$17.78	$13.55	$13.29	$11.66	$14.64
Total ReturnD,E	31.22%	1.96%	14.54%	(18.97)%	23.02%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.25%	2.32%	2.36%	2.28%	2.38%
Expenses net of fee waivers, if any	2.25%	2.31%	2.35%	2.28%	2.38%
Expenses net of all reductions	2.25%	2.29%	2.35%	2.24%	2.37%
Net investment income (loss)	(.16)%	(.45)%	.14%	.45%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$4,995	$5,080	$7,562	$11,278	$14,168
Portfolio turnover rateH	64%	43%	80%	98%	58%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.02	$13.75	$12.10	$15.12	$12.33
Income from Investment Operations
Net investment income (loss)A	.16	.08	.16	.23	.18
Net realized and unrealized gain (loss)	4.40	.34B	1.72	(2.91)	2.76
Total from investment operations	4.56	.42	1.88	(2.68)	2.94
Distributions from net investment income	(.10)	(.15)	(.22)	(.11)	(.09)
Distributions from net realized gain	–	–	(.01)	(.23)	(.06)
Total distributions	(.10)	(.15)	(.23)	(.34)	(.16)C
Redemption fees added to paid in capitalA	–	–	–	–D	.01
Net asset value, end of period	$18.48	$14.02	$13.75	$12.10	$15.12
Total ReturnE	32.63%	3.07%	15.78%	(18.11)%	24.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.19%	1.23%	1.25%	1.22%	1.35%
Expenses net of fee waivers, if any	1.18%	1.23%	1.25%	1.22%	1.35%
Expenses net of all reductions	1.18%	1.20%	1.25%	1.18%	1.34%
Net investment income (loss)	.90%	.63%	1.25%	1.51%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$283,133	$189,784	$208,657	$188,690	$248,124
Portfolio turnover rateH	64%	43%	80%	98%	58%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.06	$13.79	$12.13	$15.15	$12.37
Income from Investment Operations
Net investment income (loss)A	.16	.08	.17	.23	.19
Net realized and unrealized gain (loss)	4.41	.34B	1.72	(2.90)	2.75
Total from investment operations	4.57	.42	1.89	(2.67)	2.94
Distributions from net investment income	(.09)	(.15)	(.22)	(.12)	(.10)
Distributions from net realized gain	–	–	(.01)	(.23)	(.06)
Total distributions	(.09)	(.15)	(.23)	(.35)	(.17)C
Redemption fees added to paid in capitalA	–	–	–	–D	.01
Net asset value, end of period	$18.54	$14.06	$13.79	$12.13	$15.15
Total ReturnE	32.62%	3.07%	15.78%	(18.06)%	24.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.19%	1.24%	1.25%	1.22%	1.32%
Expenses net of fee waivers, if any	1.19%	1.23%	1.24%	1.22%	1.32%
Expenses net of all reductions	1.19%	1.21%	1.24%	1.18%	1.30%
Net investment income (loss)	.90%	.63%	1.26%	1.51%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$27,397	$28,034	$51,081	$57,506	$97,170
Portfolio turnover rateH	64%	43%	80%	98%	58%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Discovery Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$14.04	$13.77	$12.13	$13.19
Income from Investment Operations
Net investment income (loss)B	.19	.10	.18	–C
Net realized and unrealized gain (loss)	4.40	.35D	1.72	(1.06)
Total from investment operations	4.59	.45	1.90	(1.06)
Distributions from net investment income	(.12)	(.18)	(.26)	–
Distributions from net realized gain	–	–	(.01)	–
Total distributions	(.12)	(.18)	(.26)E	–
Redemption fees added to paid in capitalB	–	–	–	–
Net asset value, end of period	$18.51	$14.04	$13.77	$12.13
Total ReturnF,G	32.82%	3.24%	15.97%	(8.04)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.05%	1.09%	1.10%	1.17%J
Expenses net of fee waivers, if any	1.05%	1.08%	1.10%	1.02%J
Expenses net of all reductions	1.05%	1.06%	1.10%	.98%J
Net investment income (loss)	1.04%	.78%	1.40%	(.12)%J
Supplemental Data
Net assets, end of period (000 omitted)	$16,365	$11,561	$18,267	$1,412
Portfolio turnover rateK	64%	43%	80%	98%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Markets Discovery, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$72,603,979
Gross unrealized depreciation	(30,548,966)
Net unrealized appreciation (depreciation)	$42,055,013
Tax Cost	$325,543,512

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,424,749
Undistributed long-term capital gain	$27,622,875
Net unrealized appreciation (depreciation) on securities and other investments	$42,036,168

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$1,678,231	$ 3,213,839

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Discovery Fund	242,298,702	199,027,813

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .83% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$41,730	$1,606
Class M	.25%	.25%	28,352	–
Class C	.75%	.25%	56,956	3,195
			$127,038	$4,801

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$10,222
Class M	1,109
Class C(a)	154
$11,485

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$38,119.23
Class M	14,461.25
Class C	13,744.24
Emerging Markets Discovery	443,010.18
Class I	53,971.18
Class Z	7,008.04
	$570,313

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Emerging Markets Discovery Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Discovery Fund	$609

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Discovery Fund	Borrower	$4,467,571.32%		$274

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Markets Discovery Fund	1,819,312	1,084,592	(535,096)

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Emerging Markets Discovery Fund	$569

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Discovery Fund	$1,827	$–	$–

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Discovery Fund	$452,000.58%		$14

10. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,403.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Emerging Markets Discovery Fund
Distributions to shareholders
Class A	$43,438	$109,418
Class M	2,654	28,760
Emerging Markets Discovery	1,342,123	2,286,445
Class I	179,027	568,373
Class Z	110,989	220,843
Total	$1,678,231	$3,213,839

12. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Emerging Markets Discovery Fund
Class A
Shares sold	314,066	100,861	$5,697,761	$1,333,872
Reinvestment of distributions	2,718	7,832	43,438	109,418
Shares redeemed	(130,443)	(387,536)	(2,336,122)	(5,092,423)
Net increase (decrease)	186,341	(278,843)	$3,405,077	$(3,649,133)
Class M
Shares sold	56,604	30,127	$1,018,071	$401,793
Reinvestment of distributions	166	2,060	2,654	28,760
Shares redeemed	(51,511)	(128,357)	(891,524)	(1,670,594)
Net increase (decrease)	5,259	(96,170)	$129,201	$(1,240,041)
Class C
Shares sold	33,657	44,610	$585,713	$595,319
Shares redeemed	(127,596)	(238,890)	(2,221,246)	(3,020,268)
Net increase (decrease)	(93,939)	(194,280)	$(1,635,533)	$(2,424,949)
Emerging Markets Discovery
Shares sold	5,654,080	4,566,310	$103,043,648	$58,369,087
Reinvestment of distributions	68,892	147,141	1,105,024	2,064,387
Shares redeemed	(3,938,307)	(6,355,720)	(70,585,881)	(80,633,963)
Net increase (decrease)	1,784,665	(1,642,269)	$33,562,791	$(20,200,489)
Class I
Shares sold	437,256	723,524	$8,018,391	$9,806,827
Reinvestment of distributions	11,029	40,170	177,453	564,792
Shares redeemed	(964,322)	(2,475,011)	(17,067,625)	(28,386,429)
Net increase (decrease)	(516,037)	(1,711,317)	$(8,871,781)	$(18,014,810)
Class Z
Shares sold	580,870	212,001	$9,517,876	$2,854,966
Reinvestment of distributions	5,999	15,246	96,227	213,748
Shares redeemed	(526,020)	(730,527)	(8,840,275)	(9,382,312)
Net increase (decrease)	60,849	(503,280)	$773,828	$(6,313,598)

13. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Fidelity® Total Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	7.24%	6.88%	5.45%
Class M (incl. 3.50% sales charge)	9.50%	7.04%	5.40%
Class C (incl. contingent deferred sales charge)	11.89%	7.36%	5.44%
Fidelity® Total Emerging Markets Fund	14.06%	8.43%	6.34%
Class I	14.10%	8.47%	6.36%
Class Z	14.21%	8.54%	6.39%

 A From November 1, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total Emerging Markets Fund, a class of the fund, on November 1, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$18,500	Fidelity® Total Emerging Markets Fund
$16,609	MSCI Emerging Markets Index

Fidelity® Total Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending October 31, 2021, the Fidelity Total Emerging Markets Composite Index℠ – consisting of 60% equities and 40% debt – gained 11.83%. Separately, emerging-markets (EM) equities advanced 16.98%, as measured by the MSCI Emerging Markets Index, and emerging-markets debt rose 4.06%, according to the J.P. Morgan Emerging Markets Bond Index Global. Prices for riskier assets rallied for most of the past 12 months amid the U.S. economy reopening, global economic progress, and supportive monetary and fiscal policies. Notably, both EM equities and debt cooled in the back half of the period, along with other risk assets, due to concerns about inflationary pressure from surging energy and other commodity prices, supply constraint and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. In addition, investors were concerned about regulatory tightening and slowing economic growth in China. Lastly, the U.S. Federal Reserve signaled it could soon begin to taper the enormous bond purchases it has made since the onset of the pandemic. For the full 12 months, EM stocks outperformed debt amid a generally positive outlook for economic growth. Within the EM equity index, standouts included major oil producers Russia (+83%) and Saudi Arabia (+56%). Meanwhile, EM debt issuers exposed to energy tended to perform well, including Mexico (+11%).

Comments from Co-Portfolio Manager Gregory Lee:  For the fiscal year ending October 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 13% to 14%, outperforming the 11.83% advance of the Fidelity Total Emerging Markets Composite Index℠. Versus the Composite index, the fund’s overweighting in EM equities and underweighting in EM debt both contributed this period, as did security selection in each sleeve. Within the EM equity subportfolio, stock picking in the financials, health care and consumer discretionary sectors helped relative performance, whereas picks in materials weighed on our relative result. By country, an overweighting in Russia and underweighting in China contributed most, but an underweighting in Taiwan detracted. Turning to the EM debt sleeve, security selection in Mexico was a key relative contributor. Here, the fund’s exposure to Pemex, one of the largest credit positions in the fund this period, outperformed on higher oil prices and more-explicit government support for the company. Security selection in Ghana also helped, driven by Tullow and Kosmos, two offshore oil producers that focus on oil production in Ghana. Meanwhile, the sleeve was underweighted in Turkey on concerns about mounting economic, political and geopolitical challenges. This debt market outperformed, which hurt the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On January 1, 2021, James Hayes came off of the fund and the fund's financials, real estate and utilities subportfolios, leaving Will Pruett, Guillermo de Las Casas and Gregory Lee as sole managers of these sleeves, respectively. On January 30, 2021, Steven Kaye assumed management responsibilities for the fund's health care subportfolio, succeeding Jane Wu. Priyanshu Bakshi assumed co-management responsibilities for the fund's information technology subportfolio, joining Xiaoting Zhao. On February 1, 2021, Takamitsu Nishikawa assumed co-management responsibilities for the fund's health care subportfolio, joining Steven Kaye. On December 7, 2021, Xiaoting Zhao came off of the fund's information technology sleeve, leaving Priyanshu Bakshi as sole manager of the sleeve.

Fidelity® Total Emerging Markets Fund

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	5.4
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.1
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	3.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.9
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.8
17.2

Top Five Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	15.6
Financials	15.0
Consumer Discretionary	11.5
Energy	9.4
Communication Services	8.7

Top Five Countries as of October 31, 2021

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	18.7
India	10.1
Korea (South)	8.9
Taiwan	6.8
China	6.4

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2021
Stocks and Equity Futures	75.4%
Bonds	21.7%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.7%

Fidelity® Total Emerging Markets Fund

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 71.6%
		Shares	Value
Belgium - 0.3%
Titan Cement International Trading SA		101,900	$1,776,370
Bermuda - 0.7%
China Gas Holdings Ltd.		420,344	1,051,333
Credicorp Ltd. (United States)		14,679	1,903,279
Huanxi Media Group Ltd. (a)		1,834,226	348,905
Kerry Properties Ltd.		77,500	218,640
Kunlun Energy Co. Ltd.		886,040	810,823
Shangri-La Asia Ltd. (a)		114,000	92,894

TOTAL BERMUDA			4,425,874

Brazil - 1.8%
Atacadao SA		489,000	1,441,752
Azul SA sponsored ADR (a)		54,340	718,918
Dexco SA		11,400	31,329
ENGIE Brasil Energia SA		63,700	439,166
Equatorial Energia SA		202,300	820,125
LOG Commercial Properties e Participacoes SA		34,600	143,640
Natura & Co. Holding SA (a)		268,318	1,849,387
Rede D'Oregon Sao Luiz SA (b)		54,883	573,744
Rumo SA (a)		429,400	1,216,575
Suzano Papel e Celulose SA (a)		117,900	1,028,424
Transmissora Alianca de Energia Eletrica SA unit		80,600	523,547
Vale SA sponsored ADR		178,268	2,269,352

TOTAL BRAZIL			11,055,959

British Virgin Islands - 0.2%
Fix Price Group Ltd. GDR (Reg. S)		88,418	770,121
Mail.Ru Group Ltd. GDR (Reg. S) (a)		13,961	285,642

TOTAL BRITISH VIRGIN ISLANDS			1,055,763

Canada - 0.5%
Barrick Gold Corp.		156,200	2,869,394
Cayman Islands - 18.1%
Akeso, Inc. (a)(b)		99,853	559,552
Alibaba Group Holding Ltd. (a)		902,714	18,562,199
Ant International Co. Ltd. Class C (a)(c)(d)		424,550	912,783
Anta Sports Products Ltd.		35,384	553,010
Antengene Corp. (b)		331,089	439,154
Archosaur Games, Inc. (b)		35,822	42,910
BeiGene Ltd. ADR (a)		2,053	734,399
Bilibili, Inc. ADR (a)		70,656	5,179,085
Chailease Holding Co. Ltd.		417,138	3,984,870
China Resources Land Ltd.		186,510	726,335
CIFI Holdings Group Co. Ltd.		1,044,711	580,059
CK Asset Holdings Ltd.		28,500	176,007
ENN Energy Holdings Ltd.		84,300	1,459,445
ESR Cayman Ltd. (a)(b)		101,400	329,073
GlobalFoundries, Inc.		6,300	307,062
Haitian International Holdings Ltd.		290,000	849,817
Hansoh Pharmaceutical Group Co. Ltd. (b)		297,478	664,503
Innovent Biologics, Inc. (a)(b)		120,086	1,077,309
iQIYI, Inc. ADR (a)		19,036	157,618
Jacobio Pharmaceuticals Group Co. Ltd. (b)		263,646	599,773
JD Health International, Inc. (b)		35,080	310,650
JD.com, Inc. sponsored ADR (a)		69,777	5,462,144
KE Holdings, Inc. ADR (a)		18,700	340,714
Kingdee International Software Group Co. Ltd. (a)		269,471	890,098
Kuaishou Technology Class B (b)		194,372	2,585,631
Li Auto, Inc. Class A (a)		39,000	657,644
Li Ning Co. Ltd.		204,297	2,271,280
Longfor Properties Co. Ltd. (b)		138,000	670,445
Medlive Technology Co. Ltd. (b)		131,581	684,076
Medlive Technology Co. Ltd.		35,500	175,333
Meituan Class B (a)(b)		328,864	11,190,795
NetEase, Inc. ADR		8,568	836,151
PagSeguro Digital Ltd. (a)		32,689	1,183,342
Parade Technologies Ltd.		8,188	524,891
Pinduoduo, Inc. ADR (a)		29,871	2,656,129
Pop Mart International Group Ltd. (b)		88,678	523,714
Sea Ltd. ADR (a)		9,164	3,148,475
Shimao Property Holdings Ltd.		248,800	391,403
Silergy Corp.		7,000	1,151,374
Tencent Holdings Ltd.		418,641	25,465,845
Tencent Music Entertainment Group ADR (a)		26,827	210,860
Tongdao Liepin Group (a)		117,531	169,790
Trip.com Group Ltd. ADR (a)		52,500	1,499,400
Uni-President China Holdings Ltd.		796,600	679,831
Wuxi Biologics (Cayman), Inc. (a)(b)		234,194	3,547,329
Xiaomi Corp. Class B (a)(b)		139,072	381,619
XP, Inc. Class A (a)		61,035	2,002,558
XPeng, Inc.:
ADR (a)		75,780	3,533,621
Class A		7,913	183,611
Zai Lab Ltd. (a)		12,764	1,324,151

TOTAL CAYMAN ISLANDS			112,547,867

Chile - 0.6%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR		62,521	3,431,778
China - 6.4%
Bafang Electric Suzhou Co. Ltd. (A Shares)		29,945	1,117,021
Beijing Enlight Media Co. Ltd. (A Shares)		593,200	866,776
Beijing Sinohytec Co. Ltd. (A Shares) (a)		13,500	520,548
C&S Paper Co. Ltd. (A Shares)		328,900	874,910
China Communications Services Corp. Ltd. (H Shares)		1,276,000	705,199
China Construction Bank Corp. (H Shares)		8,559,000	5,825,091
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)		288,300	469,417
China Petroleum & Chemical Corp. (H Shares)		3,382,000	1,647,822
China Tower Corp. Ltd. (H Shares) (b)		1,823,267	236,681
DBAPPSecurity Ltd. (A Shares)		20,519	938,831
Estun Automation Co. Ltd. (A Shares)		91,100	376,161
Flat Glass Group Co. Ltd. (e)		127,727	689,484
Gemdale Corp. (A Shares)		345,458	547,383
Great Wall Motor Co. Ltd. (H Shares)		531,279	2,396,747
Haier Smart Home Co. Ltd.		343,200	1,283,609
Haier Smart Home Co. Ltd. (A Shares)		34,560	146,748
Hongfa Technology Co. Ltd. (A Shares)		49,863	578,670
OPT Machine Vision Tech Co. Ltd. (A Shares)		7,800	331,665
Pharmaron Beijing Co. Ltd. (H Shares) (b)		61,735	1,344,911
Ping An Insurance Group Co. of China Ltd. (H Shares)		710,000	5,085,540
Poly Developments & Holdings (A Shares)		231,100	453,127
Proya Cosmetics Co. Ltd. (A Shares)		55,600	1,744,620
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)		39,723	334,862
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)		28,676	1,683,606
ShenZhen Topband Co. Ltd. (A Shares)		380,600	879,942
Sinopec Engineering Group Co. Ltd. (H Shares)		548,000	288,773
Sinopharm Group Co. Ltd. (H Shares)		256,718	612,388
Sungrow Power Supply Co. Ltd. (A Shares)		23,000	589,205
TravelSky Technology Ltd. (H Shares)		291,000	544,561
Tsingtao Brewery Co. Ltd. (H Shares)		358,000	3,112,743
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)		87,705	406,370
WuXi AppTec Co. Ltd. (H Shares) (b)		60,564	1,294,492
Xiamen Faratronic Co. Ltd. (A Shares)		18,240	550,980
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)		221,200	1,060,441
ZTE Corp. (H Shares)		87,549	263,305

TOTAL CHINA			39,802,629

Cyprus - 0.9%
TCS Group Holding PLC GDR		57,095	5,846,528
Egypt - 0.0%
Six of October Development & Investment Co.		195,795	228,698
France - 0.1%
Ubisoft Entertainment SA (a)		6,052	316,906
Germany - 0.1%
Delivery Hero AG (a)(b)		4,254	528,890
Greece - 0.0%
Piraeus Financial Holdings SA (a)		150,400	255,578
Hong Kong - 0.9%
AIA Group Ltd.		201,800	2,261,575
China Overseas Land and Investment Ltd.		230,540	508,459
China Resources Beer Holdings Co. Ltd.		236,666	1,961,951
Guangdong Investment Ltd.		536,000	675,124

TOTAL HONG KONG			5,407,109

Hungary - 0.5%
OTP Bank PLC (a)		40,940	2,458,825
Richter Gedeon PLC		24,416	683,983

TOTAL HUNGARY			3,142,808

India - 10.0%
Adani Ports & Special Economic Zone Ltd.		198,166	1,832,153
Apollo Hospitals Enterprise Ltd.		10,611	603,357
Axis Bank Ltd. (a)		317,219	3,140,237
Bajaj Auto Ltd.		17,215	851,448
Bajaj Finance Ltd.		31,564	3,116,269
Bandhan Bank Ltd. (b)		221,900	862,821
Divi's Laboratories Ltd.		10,922	750,449
Embassy Office Parks (REIT)		61,800	288,276
HCL Technologies Ltd.		144,460	2,204,338
HDFC Bank Ltd.		407,596	8,625,954
Hindustan Aeronautics Ltd.		400	6,973
Housing Development Finance Corp. Ltd.		4,050	153,706
Indraprastha Gas Ltd.		181,493	1,147,482
Indus Towers Ltd.		27,500	99,610
IndusInd Bank Ltd.		60,100	914,229
Infosys Ltd.		82,524	1,844,972
Infosys Ltd. sponsored ADR		71,513	1,593,310
ITC Ltd.		379,013	1,128,620
JK Cement Ltd.		74,774	3,307,743
Larsen & Toubro Ltd.		113,969	2,686,190
Mahanagar Gas Ltd.		45,196	604,874
Mahindra & Mahindra Ltd.		55,602	655,941
Manappuram General Finance & Leasing Ltd.		490,051	1,358,583
Max Healthcare Institute Ltd. (a)		86,718	383,350
NTPC Ltd.		566,557	1,002,652
Oberoi Realty Ltd. (a)		60,170	726,728
Petronet LNG Ltd.		184,106	563,825
Power Grid Corp. of India Ltd.		552,927	1,365,074
Reliance Industries Ltd.		234,013	7,918,291
Shree Cement Ltd.		5,951	2,273,476
Shriram Transport Finance Co. Ltd.		172,330	3,301,986
Sun Pharmaceutical Industries Ltd.		35,945	381,246
Tata Consultancy Services Ltd.		10,431	472,843
Tata Motors Ltd. (a)		118,396	760,894
Tata Steel Ltd.		87,609	1,538,110
Tech Mahindra Ltd.		74,704	1,472,901
Titan Co. Ltd.		10,063	320,001
Torrent Pharmaceuticals Ltd.		17,433	665,271
Voltas Ltd.		31,752	510,264
Zomato Ltd. (a)		490,571	860,978

TOTAL INDIA			62,295,425

Indonesia - 1.2%
PT Bank Central Asia Tbk		5,788,400	3,054,053
PT Bank Rakyat Indonesia Tbk		12,700,779	3,812,568
PT United Tractors Tbk		269,800	448,476

TOTAL INDONESIA			7,315,097

Japan - 0.8%
Capcom Co. Ltd.		15,810	425,533
Ibiden Co. Ltd.		5,626	338,043
JTOWER, Inc. (a)		3,388	321,882
Money Forward, Inc. (a)		8,064	547,972
Recruit Holdings Co. Ltd.		5,929	394,391
Renesas Electronics Corp. (a)		54,402	669,222
Square Enix Holdings Co. Ltd.		8,915	488,364
Tokyo Electron Ltd.		1,827	851,442
Z Holdings Corp.		154,291	957,842

TOTAL JAPAN			4,994,691

Korea (South) - 8.7%
AMOREPACIFIC Group, Inc.		32,839	1,390,549
Coway Co. Ltd.		18,100	1,220,980
Hana Financial Group, Inc.		56,310	2,160,176
Hanon Systems		60,690	747,980
Hyundai Mobis		5,772	1,241,333
Kakao Corp.		22,720	2,431,791
Kakao Pay Corp. (a)(f)		1,800	137,923
KB Financial Group, Inc.		78,928	3,800,841
Kia Corp.		45,548	3,306,709
LG Chemical Ltd.		1,173	837,378
LG Corp.		14,780	1,149,542
NCSOFT Corp.		1,584	846,733
Netmarble Corp. (b)		1,754	184,785
POSCO		16,881	4,259,614
S-Oil Corp.		12,790	1,113,360
Samsung Biologics Co. Ltd. (a)(b)		2,507	1,858,113
Samsung Electronics Co. Ltd.		303,013	18,049,353
Samsung SDI Co. Ltd.		4,663	2,926,940
SK Hynix, Inc.		67,851	5,950,455
Studio Dragon Corp. (a)		5,643	414,915

TOTAL KOREA (SOUTH)			54,029,470

Luxembourg - 0.2%
Adecoagro SA (a)		20,600	180,456
Globant SA (a)		3,492	1,114,611

TOTAL LUXEMBOURG			1,295,067

Mauritius - 0.0%
Jumo World Ltd. (d)		30	225,472
Mexico - 1.8%
CEMEX S.A.B. de CV sponsored ADR (a)		597,900	3,844,497
Corporacion Inmobiliaria Vesta S.A.B. de CV		220,155	383,250
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		92,200	1,162,263
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR		3,011	607,168
Grupo Aeroportuario Norte S.A.B. de CV (a)		70,000	422,387
Grupo Financiero Banorte S.A.B. de CV Series O		491,621	3,112,629
Wal-Mart de Mexico SA de CV Series V		545,300	1,901,981

TOTAL MEXICO			11,434,175

Netherlands - 1.5%
Adyen BV (a)(b)		188	567,254
ASML Holding NV (Netherlands)		831	675,520
CTP BV (b)		9,809	208,641
Elastic NV (a)		3,211	557,141
X5 Retail Group NV GDR (Reg. S)		48,100	1,637,324
Yandex NV Series A (a)		70,711	5,857,699

TOTAL NETHERLANDS			9,503,579

Panama - 0.1%
Copa Holdings SA Class A (a)		12,349	913,332
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR (a)		33,800	266,344
Philippines - 0.1%
Ayala Land, Inc.		600,300	417,156
Poland - 0.1%
CD Projekt RED SA (e)		17,691	771,023
Russia - 2.8%
Gazprom OAO sponsored ADR (Reg. S)		146,200	1,433,637
LSR Group OJSC		5,755	60,474
Lukoil PJSC sponsored ADR		46,200	4,712,400
MMC Norilsk Nickel PJSC sponsored ADR		28,200	882,378
Novatek PJSC GDR (Reg. S)		12,100	3,067,350
Sberbank of Russia		138,230	695,407
Sberbank of Russia sponsored ADR		271,404	5,433,508
Severstal PAO GDR (Reg. S)		7,000	160,020
Tatneft PAO		114,800	876,818

TOTAL RUSSIA			17,321,992

Saudi Arabia - 0.7%
Al Rajhi Bank		114,009	4,212,762
Singapore - 0.3%
First Resources Ltd.		1,380,600	1,822,372
South Africa - 1.9%
Bidvest Group Ltd./The		88,956	1,114,585
Capitec Bank Holdings Ltd.		16,450	1,838,071
FirstRand Ltd.		602,107	2,286,627
Impala Platinum Holdings Ltd.		317,000	4,102,725
Pick 'n Pay Stores Ltd.		574,800	2,246,518

TOTAL SOUTH AFRICA			11,588,526

Taiwan - 6.8%
ASE Technology Holding Co. Ltd.		300,577	1,073,760
Hon Hai Precision Industry Co. Ltd. (Foxconn)		81,923	314,806
MediaTek, Inc.		100,055	3,280,669
Taiwan Semiconductor Manufacturing Co. Ltd.		1,595,139	33,804,953
Uni-President Enterprises Corp.		677,000	1,619,257
Unimicron Technology Corp.		52,000	354,821
United Microelectronics Corp.		983,000	2,038,009

TOTAL TAIWAN			42,486,275

Thailand - 0.3%
Land & House PCL (For. Reg.)		534,100	136,020
PTT Global Chemical PCL (For. Reg.)		848,300	1,604,305

TOTAL THAILAND			1,740,325

Turkey - 0.3%
Aselsan A/S		723,000	1,235,582
Bim Birlesik Magazalar A/S JSC		106,000	685,240

TOTAL TURKEY			1,920,822

United Kingdom - 0.9%
Helios Towers PLC (a)		47,700	100,792
Mondi PLC		109,473	2,727,687
Prudential PLC (a)		126,835	2,594,154

TOTAL UNITED KINGDOM			5,422,633

United States of America - 2.0%
Activision Blizzard, Inc.		7,303	571,022
Airbnb, Inc. Class A		600	102,396
Dlocal Ltd.		14,605	708,489
First Cash Financial Services, Inc.		18,899	1,671,995
Fluence Energy, Inc.		3,100	110,267
Jackson Financial, Inc. (a)		2,668	72,223
Li Auto, Inc. ADR (a)		107,093	3,494,445
Marvell Technology, Inc.		11,238	769,803
MercadoLibre, Inc. (a)		221	327,305
Microsoft Corp.		2,900	961,698
NVIDIA Corp.		4,053	1,036,231
Salesforce.com, Inc. (a)		3,102	929,638
Snap, Inc. Class A (a)		18,485	971,941
Synopsys, Inc. (a)		1,200	399,816

TOTAL UNITED STATES OF AMERICA			12,127,269

TOTAL COMMON STOCKS
(Cost $315,991,283)			444,795,958

Preferred Stocks - 2.0%
Convertible Preferred Stocks - 0.1%
China - 0.0%
dMed Biopharmaceutical Co. Ltd. Series C (c)(d)		11,962	165,434
India - 0.1%
Meesho Series F (c)(d)		7,108	544,987

TOTAL CONVERTIBLE PREFERRED STOCKS			710,421

Nonconvertible Preferred Stocks - 1.9%
Brazil - 1.6%
Ambev SA sponsored ADR		847,000	2,507,120
Companhia de Transmissao de Energia Eletrica Paulista (PN)		61,000	262,858
Itau Unibanco Holding SA sponsored ADR		511,671	2,082,501
Metalurgica Gerdau SA (PN)		864,470	1,916,177
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)		194,706	1,871,125
sponsored ADR		150,300	1,475,946
			10,115,727
Korea (South) - 0.2%
Hyundai Motor Co. Series 2		15,215	1,271,759
Russia - 0.0%
Tatneft PAO		20,000	137,664
United States of America - 0.1%
Gupshup, Inc. (c)(d)		8,409	192,273

TOTAL NONCONVERTIBLE PREFERRED STOCKS			11,717,423

TOTAL PREFERRED STOCKS
(Cost $11,945,457)			12,427,844
		Principal Amount(g)	Value

Nonconvertible Bonds - 8.7%
Azerbaijan - 0.3%
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)		1,250,000	1,462,734
State Oil Co. of Azerbaijan Republic 4.75% 3/13/23 (Reg. S)		200,000	207,225

TOTAL AZERBAIJAN			1,669,959

Bahrain - 0.3%
The Oil and Gas Holding Co. 7.5% 10/25/27 (b)		2,005,000	2,197,104
Bermuda - 0.3%
GeoPark Ltd. 5.5% 1/17/27 (b)		700,000	695,538
Investment Energy Resources Ltd. 6.25% 4/26/29 (b)		310,000	330,150
Qtel International Finance Ltd. 2.625% 4/8/31 (b)		295,000	297,286
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (b)		350,000	350,525

TOTAL BERMUDA			1,673,499

Brazil - 0.1%
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (b)		385,000	374,894
Natura Cosmeticos SA 4.125% 5/3/28 (b)		435,000	430,563

TOTAL BRAZIL			805,457

British Virgin Islands - 0.4%
1MDB Global Investments Ltd. 4.4% 3/9/23		2,000,000	2,006,420
ENN Clean Energy International Investment Ltd. 3.375% 5/12/26 (b)		395,000	390,722
Sinopec Group Overseas Development Ltd. 2.7% 5/13/30 (b)		350,000	357,168

TOTAL BRITISH VIRGIN ISLANDS			2,754,310

Canada - 0.2%
First Quantum Minerals Ltd.:
7.25% 4/1/23 (b)		200,000	203,700
7.5% 4/1/25 (b)		825,000	850,781

TOTAL CANADA			1,054,481

Cayman Islands - 0.5%
DP World Crescent Ltd.:
3.875% 7/18/29 (Reg. S)		700,000	743,969
4.848% 9/26/28 (b)		200,000	224,210
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)		690,000	714,150
Lamar Funding Ltd. 3.958% 5/7/25 (b)		105,000	104,593
Meituan 2.125% 10/28/25 (b)		240,000	231,504
Mumtalakat Sukuk Holding Co. 5.625% 2/27/24 (Reg. S)		400,000	423,450
NagaCorp Ltd. 7.95% 7/6/24 (Reg. S)		200,000	199,788
QNB Finance Ltd. 2.75% 2/12/27 (Reg. S)		395,000	409,023
SA Global Sukuk Ltd. 1.602% 6/17/26 (b)		135,000	133,059

TOTAL CAYMAN ISLANDS			3,183,746

Chile - 0.4%
Corporacion Nacional del Cobre de Chile (Codelco):
3.7% 1/30/50 (b)		300,000	304,556
3.75% 1/15/31 (b)		300,000	318,300
4.25% 7/17/42 (b)		500,000	547,125
4.5% 8/1/47 (b)		250,000	286,063
Empresa de Transporte de Pasajeros Metro SA 3.65% 5/7/30 (b)		350,000	372,269
Empresa Nacional de Petroleo 4.5% 9/14/47 (b)		440,000	432,531

TOTAL CHILE			2,260,844

Colombia - 0.1%
Oleoducto Central SA 4% 7/14/27 (b)		350,000	357,722
Dominican Republic - 0.1%
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (b)		650,000	681,891
Hong Kong - 0.0%
Lenovo Group Ltd. 3.421% 11/2/30 (b)		295,000	304,551
Indonesia - 0.4%
Hutama Karya Persero PT 3.75% 5/11/30 (b)		600,000	642,300
Indonesia Asahan Aluminium Tbk PT:
4.75% 5/15/25 (b)		200,000	214,300
5.45% 5/15/30 (b)		400,000	456,752
PT Adaro Indonesia 4.25% 10/31/24 (b)		550,000	561,619
PT Pertamina Persero:
4.15% 2/25/60 (b)		365,000	363,700
4.175% 1/21/50 (b)		250,000	255,938

TOTAL INDONESIA			2,494,609

Ireland - 0.1%
SUEK Securities DAC 3.375% 9/15/26 (b)		535,000	532,539
Kazakhstan - 0.2%
KazMunaiGaz National Co.:
3.5% 4/14/33 (b)		200,000	206,750
5.375% 4/24/30 (b)		250,000	293,148
5.75% 4/19/47 (b)		450,000	541,491

TOTAL KAZAKHSTAN			1,041,389

Luxembourg - 0.1%
B2W Digital Lux SARL 4.375% 12/20/30 (b)		385,000	357,761
Malaysia - 0.1%
Petronas Capital Ltd.:
3.5% 4/21/30 (b)		250,000	269,523
4.55% 4/21/50 (b)		200,000	250,017

TOTAL MALAYSIA			519,540

Mauritius - 0.1%
CA Magnum Holdings 5.375% (b)(h)		400,000	410,500
Mexico - 2.1%
Comision Federal de Electricid 3.348% 2/9/31 (b)		20,000	19,335
Petroleos Mexicanos:
3 month U.S. LIBOR + 3.650% 3.7641% 3/11/22 (i)(j)		350,000	349,650
3.5% 1/30/23		905,000	914,503
4.25% 1/15/25		600,000	608,250
4.5% 1/23/26		400,000	402,556
4.625% 9/21/23		500,000	514,688
4.875% 1/24/22		460,000	462,099
4.875% 1/18/24		535,000	552,655
5.35% 2/12/28		320,000	318,928
6.49% 1/23/27		890,000	945,091
6.5% 3/13/27		185,000	196,516
6.5% 1/23/29		535,000	555,745
6.5% 6/2/41		1,170,000	1,054,346
6.625% 6/15/35		1,675,000	1,614,742
6.75% 9/21/47		360,000	317,250
6.875% 10/16/25 (b)		150,000	163,530
6.95% 1/28/60		2,175,000	1,922,700
7.69% 1/23/50		2,044,000	1,952,020

TOTAL MEXICO			12,864,604

Morocco - 0.0%
OCP SA:
3.75% 6/23/31 (b)		205,000	200,900
4.5% 10/22/25 (b)		145,000	153,138

TOTAL MOROCCO			354,038

Netherlands - 0.1%
Kazakhstan Temir Zholy Finance BV 6.95% 7/10/42 (b)		250,000	337,000
Prosus NV:
3.832% 2/8/51 (b)		200,000	180,188
4.027% 8/3/50 (b)		350,000	327,250

TOTAL NETHERLANDS			844,438

Panama - 0.1%
Aeropuerto Internacional de Tocumen SA:
4% 8/11/41 (b)		200,000	201,225
5.125% 8/11/61 (b)		200,000	208,413
Cable Onda SA 4.5% 1/30/30 (b)		380,000	394,136

TOTAL PANAMA			803,774

Paraguay - 0.1%
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (b)		700,000	726,819
Peru - 0.1%
Camposol SA 6% 2/3/27 (b)		500,000	519,000
Qatar - 0.2%
Qatar Petroleum:
1.375% 9/12/26 (b)		325,000	320,125
2.25% 7/12/31 (b)		565,000	555,819
3.3% 7/12/51 (b)		380,000	388,669

TOTAL QATAR			1,264,613

Saudi Arabia - 0.7%
Saudi Arabian Oil Co.:
1.625% 11/24/25 (b)		450,000	447,525
3.5% 4/16/29 (b)		450,000	478,913
4.25% 4/16/39 (b)		2,955,000	3,302,767

TOTAL SAUDI ARABIA			4,229,205

Singapore - 0.2%
Indika Energy Capital III Pte. Ltd. 5.875% 11/9/24 (b)		500,000	506,656
Medco Bell Pte Ltd. 6.375% 1/30/27 (b)		730,000	744,600

TOTAL SINGAPORE			1,251,256

South Africa - 0.3%
Eskom Holdings SOC Ltd.:
6.75% 8/6/23 (b)		2,050,000	2,114,447
7.125% 2/11/25 (b)		75,000	77,794

TOTAL SOUTH AFRICA			2,192,241

Thailand - 0.0%
PTT Treasury Center Co. Ltd. 3.7% 7/16/70 (b)		350,000	354,878
Tunisia - 0.0%
Banque Centrale de Tunisie 5.75% 1/30/25 (b)		30,000	24,038
United Arab Emirates - 0.1%
Abu Dhabi National Energy Co. PJSC 4% 10/3/49 (b)		315,000	357,978
United Kingdom - 0.5%
Antofagasta PLC 2.375% 10/14/30 (b)		200,000	188,038
Biz Finance PLC 9.625% 4/27/22 (b)		437,500	444,965
Endeavour Mining PLC 5% 10/14/26 (b)		205,000	206,527
NAK Naftogaz Ukraine 7.375% 7/19/22 (Reg. S)		400,000	403,075
The Bidvest Group UK PLC 3.625% 9/23/26 (b)		200,000	200,240
Tullow Oil PLC:
7% 3/1/25 (b)		840,000	735,000
10.25% 5/15/26 (b)		665,000	697,419

TOTAL UNITED KINGDOM			2,875,264

United States of America - 0.3%
Citgo Holding, Inc. 9.25% 8/1/24 (b)		750,000	761,250
DAE Funding LLC 1.55% 8/1/24 (b)		200,000	197,313
Kosmos Energy Ltd. 7.125% 4/4/26 (b)		775,000	767,250

TOTAL UNITED STATES OF AMERICA			1,725,813

Uzbekistan - 0.1%
National Bank of Uzbekistan 4.85% 10/21/25 (Reg. S)		350,000	357,941
Venezuela - 0.1%
Petroleos de Venezuela SA:
6% 5/16/24 (b)(k)		5,700,000	285,000
6% 11/15/26 (Reg. S) (k)		6,800,000	340,000

TOTAL VENEZUELA			625,000

TOTAL NONCONVERTIBLE BONDS
(Cost $53,761,217)			53,670,802

Government Obligations - 13.1%
Angola - 0.3%
Angola Republic:
8.25% 5/9/28 (b)		690,000	692,933
9.5% 11/12/25 (b)		930,000	1,003,703

TOTAL ANGOLA			1,696,636

Argentina - 0.5%
Argentine Republic:
0.5% 7/9/30 (l)		3,025,365	1,036,188
1% 7/9/29		498,666	180,517
1.125% 7/9/35 (l)		3,922,734	1,204,279
2% 1/9/38 (l)		1,261,834	461,200
Buenos Aires Province 3.9% 9/1/37 (b)(l)		330,000	146,396

TOTAL ARGENTINA			3,028,580

Armenia - 0.0%
Republic of Armenia 7.15% 3/26/25 (b)		170,000	193,035
Barbados - 0.1%
Barbados Government 6.5% 10/1/29 (b)		855,000	858,634
Belarus - 0.0%
Belarus Republic 6.875% 2/28/23 (b)		190,000	191,484
Benin - 0.2%
Republic of Benin:
4.875% 1/19/32 (b)	EUR	340,000	382,231
5.75% 3/26/26 (b)	EUR	750,000	933,000
6.875% 1/19/52 (b)	EUR	100,000	115,745

TOTAL BENIN			1,430,976

Brazil - 0.4%
Brazilian Federative Republic:
3.75% 9/12/31		225,000	205,538
3.875% 6/12/30		1,880,000	1,754,040
4.75% 1/14/50		505,000	431,238

TOTAL BRAZIL			2,390,816

Cameroon - 0.2%
Cameroon Republic:
5.95% 7/7/32 (b)	EUR	360,000	404,976
9.5% 11/19/25 (b)		500,000	549,625

TOTAL CAMEROON			954,601

Colombia - 0.6%
Colombian Republic:
3% 1/30/30		640,000	605,920
3.125% 4/15/31		748,000	701,858
3.25% 4/22/32		385,000	359,398
5% 6/15/45		805,000	792,824
6.125% 1/18/41		200,000	221,350
7.375% 9/18/37		650,000	802,872

TOTAL COLOMBIA			3,484,222

Costa Rica - 0.1%
Costa Rican Republic:
5.625% 4/30/43 (b)		250,000	222,469
6.125% 2/19/31 (b)		265,000	271,675

TOTAL COSTA RICA			494,144

Dominican Republic - 0.5%
Dominican Republic:
4.5% 1/30/30 (b)		365,000	368,833
4.875% 9/23/32 (b)		1,145,000	1,163,105
5.875% 1/30/60 (b)		680,000	663,128
6.5% 2/15/48 (Reg. S)		200,000	212,500
6.85% 1/27/45 (b)		350,000	388,784

TOTAL DOMINICAN REPUBLIC			2,796,350

Ecuador - 0.2%
Ecuador Republic:
1% 7/31/35 (b)(l)		1,085,256	714,912
5% 7/31/30 (b)(l)		985,630	814,377

TOTAL ECUADOR			1,529,289

Egypt - 0.7%
Arab Republic of Egypt:
, yield at date of purchase 12.2504% to 13.1905% 11/23/21 to 1/18/22	EGP	16,925,000	1,062,358
5.8% 9/30/27 (b)		460,000	445,050
5.875% 6/11/25 (b)		400,000	409,125
7.0529% 1/15/32 (b)		410,000	382,838
7.5% 1/31/27 (b)		150,000	155,297
7.903% 2/21/48 (b)		865,000	756,875
8.5% 1/31/47 (b)		1,160,000	1,067,200
8.7002% 3/1/49 (b)		400,000	371,000

TOTAL EGYPT			4,649,743

El Salvador - 0.1%
El Salvador Republic:
7.1246% 1/20/50 (b)		560,000	398,055
7.75% 1/24/23 (b)		230,000	202,587

TOTAL EL SALVADOR			600,642

Gabon - 0.3%
Gabonese Republic:
6.375% 12/12/24 (b)		1,796,722	1,906,547
6.625% 2/6/31 (b)		75,000	74,545

TOTAL GABON			1,981,092

Georgia - 0.1%
Georgia Republic 2.75% 4/22/26 (b)		305,000	305,858
Ghana - 0.3%
Ghana Republic:
8.125% 1/18/26 (b)		1,745,000	1,668,656
10.75% 10/14/30(b)		400,000	462,000

TOTAL GHANA			2,130,656

Guatemala - 0.1%
Guatemalan Republic 6.125% 6/1/50 (b)		350,000	409,894
Honduras - 0.1%
Republic of Honduras:
5.625% 6/24/30 (b)		300,000	300,094
6.25% 1/19/27		200,000	208,850

TOTAL HONDURAS			508,944

Hungary - 0.0%
Hungarian Republic 2.125% 9/22/31 (b)		200,000	195,475
Indonesia - 0.7%
Indonesian Republic:
3.4% 9/18/29		270,000	289,035
3.5% 1/11/28		415,000	448,018
3.5% 2/14/50		680,000	690,965
3.85% 10/15/30		655,000	728,196
4.1% 4/24/28		300,000	333,806
4.2% 10/15/50		900,000	1,003,599
6.625% 2/17/37 (b)		300,000	409,556
8.5% 10/12/35 (b)		300,000	470,588

TOTAL INDONESIA			4,373,763

Israel - 0.1%
Israeli State:
2.75% 7/3/30		300,000	316,717
4.5% 4/3/20		405,000	502,790

TOTAL ISRAEL			819,507

Ivory Coast - 0.4%
Ivory Coast:
5.875% 10/17/31 (b)	EUR	1,085,000	1,298,786
6.125% 6/15/33 (b)		200,000	210,100
6.375% 3/3/28 (b)		835,000	910,307

TOTAL IVORY COAST			2,419,193

Jamaica - 0.1%
Jamaican Government 8% 3/15/39		400,000	565,575
Jordan - 0.1%
Jordanian Kingdom:
4.95% 7/7/25 (b)		200,000	208,063
7.375% 10/10/47 (b)		425,000	438,627

TOTAL JORDAN			646,690

Kazakhstan - 0.1%
Kazakhstan Republic 10.5% 8/4/26	KZT	160,245,000	379,103
Kenya - 0.2%
Republic of Kenya:
6.875% 6/24/24 (b)		830,000	892,250
7% 5/22/27 (b)		460,000	485,875

TOTAL KENYA			1,378,125

Lebanon - 0.2%
Lebanese Republic:
5.8% 12/31/49 (k)		1,165,000	174,604
6.375% 12/31/49 (k)		7,090,000	1,064,829

TOTAL LEBANON			1,239,433

Mexico - 0.3%
United Mexican States:
3.25% 4/16/30		400,000	409,200
3.75% 1/11/28		350,000	378,722
4.35% 1/15/47		850,000	879,113
4.75% 3/8/44		450,000	493,256

TOTAL MEXICO			2,160,291

Mongolia - 0.1%
Mongolia Government:
3.5% 7/7/27 (b)		220,000	212,300
5.125% 4/7/26 (b)		200,000	207,522

TOTAL MONGOLIA			419,822

Morocco - 0.1%
Moroccan Kingdom:
2.375% 12/15/27 (b)		375,000	367,148
3% 12/15/32 (b)		200,000	189,563
4% 12/15/50 (b)		200,000	179,813

TOTAL MOROCCO			736,524

Nigeria - 0.7%
Republic of Nigeria:
5.625% 6/27/22		380,000	384,821
6.125% 9/28/28 (b)		325,000	322,156
6.375% 7/12/23 (b)		800,000	833,150
6.5% 11/28/27 (b)		1,105,000	1,122,128
7.143% 2/23/30 (b)		850,000	856,003
7.625% 11/21/25 (b)		630,000	684,456

TOTAL NIGERIA			4,202,714

Oman - 0.4%
Sultanate of Oman:
5.375% 3/8/27 (b)		145,000	151,915
5.625% 1/17/28 (b)		420,000	442,575
6% 8/1/29 (b)		285,000	305,182
6.25% 1/25/31 (b)		200,000	216,063
6.5% 3/8/47 (b)		1,150,000	1,138,356

TOTAL OMAN			2,254,091

Pakistan - 0.2%
Islamic Republic of Pakistan:
6% 4/8/26 (b)		630,000	631,644
6.875% 12/5/27 (b)		560,000	571,655

TOTAL PAKISTAN			1,203,299

Panama - 0.1%
Panamanian Republic:
2.252% 9/29/32		200,000	188,225
3.16% 1/23/30		360,000	371,543
3.87% 7/23/60		200,000	199,663

TOTAL PANAMA			759,431

Paraguay - 0.3%
Republic of Paraguay:
2.739% 1/29/33 (b)		215,000	206,239
4.7% 3/27/27 (b)		400,000	439,700
4.95% 4/28/31 (b)		590,000	660,726
5.4% 3/30/50 (b)		415,000	468,379

TOTAL PARAGUAY			1,775,044

Peru - 0.3%
Peruvian Republic:
2.783% 1/23/31		1,135,000	1,133,085
3% 1/15/34		260,000	257,530
3.3% 3/11/41		580,000	566,660

TOTAL PERU			1,957,275

Qatar - 0.6%
State of Qatar:
3.75% 4/16/30 (b)		625,000	697,188
4.4% 4/16/50 (b)		1,730,000	2,110,600
4.625% 6/2/46 (b)		300,000	373,088
4.817% 3/14/49 (b)		655,000	841,184

TOTAL QATAR			4,022,060

Romania - 0.2%
Romanian Republic:
2.124% 7/16/31 (Reg. S)	EUR	325,000	368,139
3% 2/14/31 (b)		274,000	275,421
6.125% 1/22/44 (b)		400,000	521,450

TOTAL ROMANIA			1,165,010

Russia - 0.6%
Ministry of Finance of the Russian Federation:
4.25% 6/23/27(Reg. S)		400,000	443,600
4.375% 3/21/29(Reg. S)		400,000	450,800
5.1% 3/28/35 (b)		600,000	716,550
5.1% 3/28/35(Reg. S)		400,000	477,700
5.25% 6/23/47(Reg. S)		800,000	1,019,650
5.625% 4/4/42 (b)		400,000	519,825

TOTAL RUSSIA			3,628,125

Rwanda - 0.0%
Rwanda Republic 5.5% 8/9/31 (b)		200,000	203,413
Saudi Arabia - 0.1%
Kingdom of Saudi Arabia:
2.25% 2/2/33 (b)		445,000	428,869
4% 4/17/25 (b)		225,000	244,688

TOTAL SAUDI ARABIA			673,557

Serbia - 0.1%
Republic of Serbia 2.125% 12/1/30 (b)		455,000	423,520
Sri Lanka - 0.1%
Democratic Socialist Republic of Sri Lanka 6.2% 5/11/27 (b)		850,000	532,472
Turkey - 0.7%
Turkish Republic:
4.25% 3/13/25		365,000	351,951
4.75% 1/26/26		330,000	316,078
4.875% 10/9/26		820,000	775,566
4.875% 4/16/43		1,005,000	781,576
5.125% 6/22/26 (b)		200,000	195,975
5.125% 2/17/28		470,000	441,741
5.75% 5/11/47		1,460,000	1,199,755
6.125% 10/24/28		220,000	215,641
6.375% 10/14/25		290,000	294,314

TOTAL TURKEY			4,572,597

Ukraine - 0.8%
Ukraine Government:
1.258% 5/31/40 (b)(i)		575,000	605,655
6.876% 5/21/29 (b)		200,000	203,300
7.253% 3/15/33 (b)		380,000	386,246
7.375% 9/25/32 (b)		200,000	205,850
7.75% 9/1/23 (b)		850,000	906,472
7.75% 9/1/24 (b)		830,000	893,443
7.75% 9/1/25 (b)		345,000	372,341
7.75% 9/1/26 (b)		560,000	602,630
7.75% 9/1/27 (b)		400,000	430,700
17% 5/11/22	UAH	9,770,000	380,124

TOTAL UKRAINE			4,986,761

United Arab Emirates - 0.2%
Emirate of Abu Dhabi:
1.7% 3/2/31 (b)		350,000	336,109
3.125% 4/16/30 (b)		300,000	323,100
Emirate of Dubai 3.9% 9/9/50 (Reg. S)		450,000	424,125

TOTAL UNITED ARAB EMIRATES			1,083,334

United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.05% 11/4/21 (m)		360,000	359,999
Uruguay - 0.2%
Uruguay Republic 5.1% 6/18/50		1,005,000	1,307,317
Uzbekistan - 0.1%
Republic of Uzbekistan:
3.7% 11/25/30 (b)		200,000	193,300
3.9% 10/19/31 (b)		240,000	234,360
4.75% 2/20/24 (b)		300,000	314,194

TOTAL UZBEKISTAN			741,854

Venezuela - 0.1%
Venezuelan Republic 9.25% 9/15/27 (k)		6,200,000	620,000
Zambia - 0.0%
Republic of Zambia 8.97% 7/30/27 (b)		200,000	157,500
TOTAL GOVERNMENT OBLIGATIONS
(Cost $86,808,374)			81,598,470

Preferred Securities - 0.2%
Cayman Islands - 0.1%
DP World Salaam 6% (Reg. S) (h)(i)		400,000	446,399
Georgia - 0.1%
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (h)(i)		700,000	781,278
TOTAL PREFERRED SECURITIES
(Cost $1,201,005)			1,227,677
		Shares	Value

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.06% (n)		18,853,528	18,857,299
Fidelity Securities Lending Cash Central Fund 0.06% (n)(o)		1,116,527	1,116,639
TOTAL MONEY MARKET FUNDS
(Cost $19,973,640)			19,973,938
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $489,680,976)			613,694,689
NET OTHER ASSETS (LIABILITIES) - 1.2%			7,573,915
NET ASSETS - 100%			$621,268,604

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	174	Dec. 2021	$10,979,400	$(72,291)	$(72,291)

The notional amount of futures purchased as a percentage of Net Assets is 1.8%

Currency Abbreviations

EGP – Egyptian pound

EUR – European Monetary Unit

KZT – Kazakhstan tenge

UAH – Ukrainian hryvnia

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $116,941,816 or 18.8% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,815,477 or 0.3% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Amount is stated in United States dollars unless otherwise noted.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (j) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (k) Non-income producing - Security is in default.

 (l) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (m) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $358,999.

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$1,618,120
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$169,898
Gupshup, Inc.	6/8/21	$192,273
Meesho Series F	9/21/21	$544,986

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$17,295,088	$320,648,468	$319,086,558	$16,781	$300	$1	$18,857,299	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	880,000	12,323,032	12,086,393	13,567	--	--	1,116,639	0.0%
Total	$18,175,088	$332,971,500	$331,172,951	$30,348	$300	$1	$19,973,938

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$53,973,325	$22,440,611	$31,532,714	$--
Consumer Discretionary	69,757,806	31,271,546	38,486,260	--
Consumer Staples	26,784,631	25,394,082	1,390,549	--
Energy	25,376,981	22,615,799	2,761,182	--
Financials	89,063,399	55,657,992	32,267,152	1,138,255
Health Care	21,212,293	14,141,933	6,904,926	165,434
Industrials	18,740,471	16,874,656	1,865,815	--
Information Technology	95,021,347	24,808,269	69,475,818	737,260
Materials	39,127,101	29,927,384	9,199,717	--
Real Estate	8,003,945	8,003,945	--	--
Utilities	10,162,503	10,162,503	--	--
Corporate Bonds	53,670,802	--	53,670,802	--
Government Obligations	81,598,470	--	81,598,470	--
Preferred Securities	1,227,677	--	1,227,677	--
Money Market Funds	19,973,938	19,973,938	--	--
Total Investments in Securities:	$613,694,689	$281,272,658	$330,381,082	$2,040,949
Derivative Instruments:
Liabilities
Futures Contracts	$(72,291)	$(72,291)	$--	$--
Total Liabilities	$(72,291)	$(72,291)	$--	$--
Total Derivative Instruments:	$(72,291)	$(72,291)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(72,291)
Total Equity Risk	0	(72,291)
Total Value of Derivatives	$0	$(72,291)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $1,054,514) — See accompanying schedule: Unaffiliated issuers (cost $469,707,336)	$593,720,751
Fidelity Central Funds (cost $19,973,640)	19,973,938
Total Investment in Securities (cost $489,680,976)		$613,694,689
Foreign currency held at value (cost $4,207,711)		4,179,932
Receivable for investments sold		14,416,579
Receivable for fund shares sold		364,368
Dividends receivable		340,879
Interest receivable		1,664,824
Distributions receivable from Fidelity Central Funds		2,438
Prepaid expenses		847
Other receivables		115,725
Total assets		634,780,281
Liabilities
Payable to custodian bank	$4,287,677
Payable for investments purchased
Regular delivery	4,627,355
Delayed delivery	139,302
Payable for fund shares redeemed	1,187,583
Accrued management fee	404,284
Distribution and service plan fees payable	37,428
Payable for daily variation margin on futures contracts	76,376
Other affiliated payables	111,383
Other payables and accrued expenses	1,523,650
Collateral on securities loaned	1,116,639
Total liabilities		13,511,677
Net Assets		$621,268,604
Net Assets consist of:
Paid in capital		$511,890,976
Total accumulated earnings (loss)		109,377,628
Net Assets		$621,268,604
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($46,981,459 ÷ 3,078,039 shares)(a)		$15.26
Maximum offering price per share (100/94.25 of $15.26)		$16.19
Class M:
Net Asset Value and redemption price per share ($9,529,662 ÷ 625,733 shares)(a)		$15.23
Maximum offering price per share (100/96.50 of $15.23)		$15.78
Class C:
Net Asset Value and offering price per share ($27,672,525 ÷ 1,833,843 shares)(a)		$15.09
Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($259,330,637 ÷ 16,940,355 shares)		$15.31
Class I:
Net Asset Value, offering price and redemption price per share ($209,635,441 ÷ 13,710,143 shares)		$15.29
Class Z:
Net Asset Value, offering price and redemption price per share ($68,118,880 ÷ 4,463,672 shares)		$15.26

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$10,180,202
Interest		7,923,357
Income from Fidelity Central Funds (including $13,567 from security lending)		30,348
Income before foreign taxes withheld		18,133,907
Less foreign taxes withheld		(1,233,802)
Total income		16,900,105
Expenses
Management fee	$5,004,853
Transfer agent fees	1,082,695
Distribution and service plan fees	494,297
Accounting fees	319,202
Custodian fees and expenses	367,434
Independent trustees' fees and expenses	2,545
Registration fees	109,312
Audit	102,366
Legal	3,374
Miscellaneous	2,949
Total expenses before reductions	7,489,027
Expense reductions	(9,935)
Total expenses after reductions		7,479,092
Net investment income (loss)		9,421,013
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $10,564)	41,193,224
Fidelity Central Funds	300
Foreign currency transactions	(106,452)
Futures contracts	766,168
Total net realized gain (loss)		41,853,240
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,378,014)	30,698,071
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(29,158)
Futures contracts	(118,178)
Total change in net unrealized appreciation (depreciation)		30,550,736
Net gain (loss)		72,403,976
Net increase (decrease) in net assets resulting from operations		$81,824,989

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,421,013	$10,532,829
Net realized gain (loss)	41,853,240	(10,681,898)
Change in net unrealized appreciation (depreciation)	30,550,736	28,758,722
Net increase (decrease) in net assets resulting from operations	81,824,989	28,609,653
Distributions to shareholders	(7,490,574)	(20,131,978)
Share transactions - net increase (decrease)	(20,710,210)	(158,347,267)
Total increase (decrease) in net assets	53,624,205	(149,869,592)
Net Assets
Beginning of period	567,644,399	717,513,991
End of period	$621,268,604	$567,644,399

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total Emerging Markets Fund Class A

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.55	$12.80	$11.53	$13.56	$11.33
Income from Investment Operations
Net investment income (loss)A	.20	.19	.37B	.25	.24
Net realized and unrealized gain (loss)	1.67	.89	1.14	(1.94)	2.11
Total from investment operations	1.87	1.08	1.51	(1.69)	2.35
Distributions from net investment income	(.16)	(.33)	(.24)	(.16)	(.12)
Distributions from net realized gain	–	–	–	(.19)	(.01)
Total distributions	(.16)	(.33)	(.24)	(.34)C	(.13)
Redemption fees added to paid in capitalA	–	–	–	–D	.01
Net asset value, end of period	$15.26	$13.55	$12.80	$11.53	$13.56
Total ReturnE,F	13.78%	8.54%	13.38%	(12.77)%	21.13%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.36%	1.40%	1.39%	1.40%	1.47%
Expenses net of fee waivers, if any	1.36%	1.39%	1.39%	1.40%	1.47%
Expenses net of all reductions	1.36%	1.37%	1.39%	1.37%	1.46%
Net investment income (loss)	1.26%	1.49%	3.02%B	1.92%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$46,981	$37,022	$39,958	$34,617	$42,213
Portfolio turnover rateI	58%	58%	75%	94%	59%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.37%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class M

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.52	$12.78	$11.51	$13.55	$11.33
Income from Investment Operations
Net investment income (loss)A	.15	.15	.33B	.21	.20
Net realized and unrealized gain (loss)	1.67	.88	1.15	(1.93)	2.11
Total from investment operations	1.82	1.03	1.48	(1.72)	2.31
Distributions from net investment income	(.11)	(.29)	(.21)	(.13)	(.09)
Distributions from net realized gain	–	–	–	(.19)	(.01)
Total distributions	(.11)	(.29)	(.21)	(.32)	(.10)
Redemption fees added to paid in capitalA	–	–	–	–C	.01
Net asset value, end of period	$15.23	$13.52	$12.78	$11.51	$13.55
Total ReturnD,E	13.47%	8.16%	13.05%	(13.03)%	20.66%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.66%	1.71%	1.72%	1.74%	1.82%
Expenses net of fee waivers, if any	1.66%	1.71%	1.71%	1.74%	1.82%
Expenses net of all reductions	1.66%	1.69%	1.71%	1.71%	1.81%
Net investment income (loss)	.96%	1.17%	2.69%B	1.58%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$9,530	$7,885	$8,841	$8,519	$8,751
Portfolio turnover rateH	58%	58%	75%	94%	59%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.04%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class C

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.41	$12.66	$11.40	$13.45	$11.25
Income from Investment Operations
Net investment income (loss)A	.08	.09	.28B	.15	.15
Net realized and unrealized gain (loss)	1.65	.89	1.13	(1.92)	2.11
Total from investment operations	1.73	.98	1.41	(1.77)	2.26
Distributions from net investment income	(.05)	(.23)	(.15)	(.09)	(.06)
Distributions from net realized gain	–	–	–	(.19)	(.01)
Total distributions	(.05)	(.23)	(.15)	(.28)	(.07)
Redemption fees added to paid in capitalA	–	–	–	–C	.01
Net asset value, end of period	$15.09	$13.41	$12.66	$11.40	$13.45
Total ReturnD,E	12.89%	7.83%	12.54%	(13.45)%	20.29%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.11%	2.14%	2.14%	2.14%	2.21%
Expenses net of fee waivers, if any	2.11%	2.14%	2.14%	2.14%	2.21%
Expenses net of all reductions	2.11%	2.12%	2.13%	2.12%	2.20%
Net investment income (loss)	.51%	.74%	2.27%B	1.18%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$27,673	$28,884	$35,545	$37,191	$34,869
Portfolio turnover rateH	58%	58%	75%	94%	59%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.62%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.59	$12.84	$11.56	$13.58	$11.34
Income from Investment Operations
Net investment income (loss)A	.24	.22	.40B	.29	.27
Net realized and unrealized gain (loss)	1.67	.90	1.16	(1.95)	2.10
Total from investment operations	1.91	1.12	1.56	(1.66)	2.37
Distributions from net investment income	(.19)	(.37)	(.28)	(.17)	(.14)
Distributions from net realized gain	–	–	–	(.19)	(.01)
Total distributions	(.19)	(.37)	(.28)	(.36)	(.14)C
Redemption fees added to paid in capitalA	–	–	–	–D	.01
Net asset value, end of period	$15.31	$13.59	$12.84	$11.56	$13.58
Total ReturnE	14.06%	8.79%	13.80%	(12.56)%	21.37%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.11%	1.16%	1.14%	1.13%	1.26%
Expenses net of fee waivers, if any	1.11%	1.15%	1.14%	1.13%	1.26%
Expenses net of all reductions	1.11%	1.14%	1.14%	1.11%	1.24%
Net investment income (loss)	1.51%	1.73%	3.27%B	2.19%	2.18%
Supplemental Data
Net assets, end of period (000 omitted)	$259,331	$205,009	$199,708	$190,025	$272,002
Portfolio turnover rateH	58%	58%	75%	94%	59%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.62%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class I

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$13.57	$12.82	$11.55	$13.58	$11.33
Income from Investment Operations
Net investment income (loss)A	.24	.22	.41B	.29	.28
Net realized and unrealized gain (loss)	1.67	.90	1.14	(1.95)	2.11
Total from investment operations	1.91	1.12	1.55	(1.66)	2.39
Distributions from net investment income	(.19)	(.37)	(.28)	(.19)	(.14)
Distributions from net realized gain	–	–	–	(.19)	(.01)
Total distributions	(.19)	(.37)	(.28)	(.37)C	(.15)
Redemption fees added to paid in capitalA	–	–	–	–D	.01
Net asset value, end of period	$15.29	$13.57	$12.82	$11.55	$13.58
Total ReturnE	14.10%	8.85%	13.77%	(12.56)%	21.51%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.09%	1.11%	1.11%	1.12%	1.19%
Expenses net of fee waivers, if any	1.08%	1.10%	1.10%	1.12%	1.19%
Expenses net of all reductions	1.08%	1.09%	1.10%	1.10%	1.17%
Net investment income (loss)	1.54%	1.78%	3.30%B	2.20%	2.25%
Supplemental Data
Net assets, end of period (000 omitted)	$209,635	$232,450	$372,286	$341,720	$371,617
Portfolio turnover rateH	58%	58%	75%	94%	59%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.65%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Emerging Markets Fund Class Z

Years ended October 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$13.55	$12.80	$11.55	$12.17
Income from Investment Operations
Net investment income (loss)B	.26	.24	.43C	.01
Net realized and unrealized gain (loss)	1.66	.90	1.13	(.63)
Total from investment operations	1.92	1.14	1.56	(.62)
Distributions from net investment income	(.21)	(.39)	(.31)	–
Distributions from net realized gain	–	–	–	–
Total distributions	(.21)	(.39)	(.31)	–
Redemption fees added to paid in capitalB	–	–	–	–
Net asset value, end of period	$15.26	$13.55	$12.80	$11.55
Total ReturnD,E	14.21%	9.03%	13.85%	(5.09)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.96%	.98%	.98%	1.07%H
Expenses net of fee waivers, if any	.96%	.98%	.97%	1.04%H
Expenses net of all reductions	.96%	.96%	.97%	1.02%H
Net investment income (loss)	1.66%	1.91%	3.43%C	1.51%H
Supplemental Data
Net assets, end of period (000 omitted)	$68,119	$56,395	$61,175	$1,603
Portfolio turnover rateI	58%	58%	75%	94%

 A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.79%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total Emerging Markets, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$152,343,240
Gross unrealized depreciation	(34,220,048)
Net unrealized appreciation (depreciation)	$118,123,192
Tax Cost	$495,571,497

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,580,751
Capital loss carryforward	$(16,896,716)
Net unrealized appreciation (depreciation) on securities and other investments	$118,071,607

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(16,896,716)
Total capital loss carryforward	$(16,896,716)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$7,490,574	$ 20,131,978

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total Emerging Markets Fund	351,274,057	379,566,090

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$116,604	$2,000
Class M	.25%	.25%	48,468	–
Class C	.75%	.25%	329,225	25,190
			$494,297	$27,190

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$29,776
Class M	2,874
Class C(a)	801
$33,451

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$91,388.20
Class M	23,583.24
Class C	64,306.20
Total Emerging Markets	467,413.19
Class I	406,309.17
Class Z	29,696.04
	$1,082,695

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Total Emerging Markets Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Total Emerging Markets Fund	$1,861

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Total Emerging Markets Fund	4,789,282	3,540,668	594,448

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Total Emerging Markets Fund	$1,158

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total Emerging Markets Fund	$1,349	$–	$–

9. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,935.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Total Emerging Markets Fund
Distributions to shareholders
Class A	$422,903	$968,671
Class M	63,392	200,302
Class C	106,573	654,398
Total Emerging Markets	2,785,749	5,659,796
Class I	3,208,654	10,669,748
Class Z	903,303	1,979,063
Total	$7,490,574	$20,131,978

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2021	Year ended October 31, 2020	Year ended October 31, 2021	Year ended October 31, 2020
Fidelity Total Emerging Markets Fund
Class A
Shares sold	834,490	621,407	$13,192,973	$7,737,045
Reinvestment of distributions	27,836	73,696	420,606	964,680
Shares redeemed	(515,577)	(1,084,978)	(8,058,282)	(13,266,526)
Net increase (decrease)	346,749	(389,875)	$5,555,297	$(4,564,801)
Class M
Shares sold	121,390	63,854	$1,929,827	$805,331
Reinvestment of distributions	4,191	15,285	63,329	200,228
Shares redeemed	(82,865)	(188,136)	(1,301,485)	(2,283,247)
Net increase (decrease)	42,716	(108,997)	$691,671	$(1,277,688)
Class C
Shares sold	359,452	199,246	$5,590,331	$2,511,029
Reinvestment of distributions	7,086	50,031	106,573	651,898
Shares redeemed	(687,261)	(901,456)	(10,684,440)	(10,916,602)
Net increase (decrease)	(320,723)	(652,179)	$(4,987,536)	$(7,753,675)
Total Emerging Markets
Shares sold	10,790,055	6,499,346	$167,466,754	$77,633,536
Reinvestment of distributions	142,523	403,626	2,154,942	5,287,504
Shares redeemed	(9,079,050)	(7,375,256)	(141,937,844)	(88,118,251)
Net increase (decrease)	1,853,528	(472,284)	$27,683,852	$(5,197,211)
Class I
Shares sold	4,228,136	5,537,778	$67,215,923	$68,620,259
Reinvestment of distributions	209,572	800,008	3,164,533	10,456,099
Shares redeemed	(7,854,786)	(18,251,819)	(124,620,710)	(213,415,616)
Net increase (decrease)	(3,417,078)	(11,914,033)	$(54,240,254)	$(134,339,258)
Class Z
Shares sold	1,815,321	2,587,196	$28,671,066	$32,277,104
Reinvestment of distributions	42,495	92,127	639,553	1,201,333
Shares redeemed	(1,556,785)	(3,296,206)	(24,723,859)	(38,693,071)
Net increase (decrease)	301,031	(616,883)	$4,586,760	$(5,214,634)

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund (two of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Emerging Markets Discovery Fund
Class A	1.46%
Actual		$1,000.00	$1,011.60	$7.40
Hypothetical-C		$1,000.00	$1,017.85	$7.43
Class M	1.72%
Actual		$1,000.00	$1,009.90	$8.71
Hypothetical-C		$1,000.00	$1,016.53	$8.74
Class C	2.21%
Actual		$1,000.00	$1,007.40	$11.18
Hypothetical-C		$1,000.00	$1,014.06	$11.22
Emerging Markets Discovery	1.16%
Actual		$1,000.00	$1,013.20	$5.89
Hypothetical-C		$1,000.00	$1,019.36	$5.90
Class I	1.15%
Actual		$1,000.00	$1,013.10	$5.84
Hypothetical-C		$1,000.00	$1,019.41	$5.85
Class Z	1.01%
Actual		$1,000.00	$1,013.70	$5.13
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Fidelity Total Emerging Markets Fund
Class A	1.36%
Actual		$1,000.00	$959.70	$6.72
Hypothetical-C		$1,000.00	$1,018.35	$6.92
Class M	1.65%
Actual		$1,000.00	$958.50	$8.15
Hypothetical-C		$1,000.00	$1,016.89	$8.39
Class C	2.11%
Actual		$1,000.00	$956.30	$10.40
Hypothetical-C		$1,000.00	$1,014.57	$10.71
Total Emerging Markets	1.10%
Actual		$1,000.00	$961.10	$5.44
Hypothetical-C		$1,000.00	$1,019.66	$5.60
Class I	1.08%
Actual		$1,000.00	$961.00	$5.34
Hypothetical-C		$1,000.00	$1,019.76	$5.50
Class Z	.96%
Actual		$1,000.00	$961.60	$4.75
Hypothetical-C		$1,000.00	$1,020.37	$4.89

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Markets Discovery Fund
Class A	12/06/21	12/03/21	$0.365	$1.493
Class M	12/06/21	12/03/21	$0.318	$1.493
Class C	12/06/21	12/03/21	$0.197	$1.493
Emerging Markets Discovery	12/06/21	12/03/21	$0.415	$1.493
Class I	12/06/21	12/03/21	$0.411	$1.493
Class Z	12/06/21	12/03/21	$0.439	$1.493
Fidelity Total Emerging Markets Fund
Class A	12/06/21	12/03/21	$0.258	$0.000
Class M	12/06/21	12/03/21	$0.210	$0.000
Class C	12/06/21	12/03/21	$0.122	$0.000
Total Emerging Markets	12/06/21	12/03/21	$0.301	$0.000
Class I	12/06/21	12/03/21	$0.299	$0.000
Class Z	12/06/21	12/03/21	$0.321	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year October 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Emerging Markets Discovery Fund	$29,617,272

The funds hereby designate the amounts noted below as distributions paid in the calendar year October 31, 2020 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Total Emerging Markets Fund	$584,438

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail Class	Class I	Class Z
Fidelity Total Emerging Markets Fund
December, 2020	1%	1%	1%	–	–	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

	Class A	Class M	Class C	Retail Class	Class I	Class Z
Fidelity Emerging Markets Discovery Fund
December 4, 2020	100%	100%	-	100%	100%	100%
Fidelity Total Emerging Markets Fund
December 4, 2020	78%	100%	100%	67%	66%	60%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/07/20	$0.0821	$0.0301
Class M	12/07/20	$0.0381	$0.0301
Class C	12/07/20	$0.0000	$0.0000
Emerging Markets Discovery	12/07/20	$0.1291	$0.0301
Class I	12/07/20	$0.1221	$0.0301
Class Z	12/07/20	$0.1491	$0.0301
Fidelity Total Emerging Markets Fund
Class A	12/07/20	$0.1865	$0.0305
Class M	12/07/20	$0.1405	$0.0305
Class C	12/07/20	$0.0785	$0.0305
Total Emerging Markets	12/07/20	$0.2185	$0.0305
Class I	12/07/20	$0.2215	$0.0305
Class Z	12/07/20	$0.2425	$0.0305

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund
Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for Fidelity Total Emerging Markets Fund in June 2018, June 2019, July 2019, December 2019, June 2020, September 2020, October 2020, December 2020, and February 2021 and for Fidelity Emerging Markets Discovery Fund in May 2018, June 2018, September 2020, December 2020, and January 2021. The Board will continue to monitor closely each applicable fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and, for Fidelity Emerging Markets Discovery Fund, an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index and, in the case of Fidelity Emerging Markets Discovery Fund, peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Emerging Markets Discovery Fund, returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts. For Fidelity Total Emerging Markets Fund, a peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Emerging Markets Discovery Fund

2020 Total Return % vs. Morningstar Diversified Emerging Mkts and MSCI EM SMID (Net MA):

75% beaten
25% beaten
Benchmark
Retail Class
Class C
20.0
15.0
10.0
5.0
0.0
16.5
5.9
4.8
5.0
4.4
1 Year
15.0
10.0
5.0
0.0
-5.0
13.7
0.2
-0.7
-2.9
-3.0
3 Year
70.0
60.0
50.0
40.0
30.0
20.0
65.7
43.1
37.1
35.6
26.9
5 Year

% Beaten

Class Z	40%	-	-
Retail Class	39%	34%	44%
Class A	37%	30%	37%
Class C	33%	24%	26%
Class M	36%	27%	33%
Class I	39%	34%	44%

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Emerging Markets Discovery Fund

Fidelity Total Emerging Markets Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of each fund compared to competitive fund median expenses. Each fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class of each fund ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of Fidelity Emerging Markets Discovery Fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.60%, 1.85%, 2.35%, 1.35%, 1.20%, and 1.35% through February 28, 2022.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of Fidelity Total Emerging Markets Fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.55%, 1.80%, 2.30%, 1.30%, 1.15%, and 1.30% through February 28, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

EMD-TEK-ANN-1221
1.931237.109

Fidelity® Global Equity Income Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global Equity Income Fund	35.09%	13.61%	11.23%

 A From May 2, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Equity Income Fund on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$27,493	Fidelity® Global Equity Income Fund
$28,333	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index gained 37.70% for the 12 months ending October 31, 2021, with global equities rising amid improved global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. The period began with a shift in momentum. In November 2020, global stocks shrugged off a two-month retreat by gaining roughly 12%. As 2021 began, the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative and the index returned -4.10% for the month, due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. The index rebounded in October (+5.12%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, whereas emerging markets (+17%) lagged the most. Looking at sectors, energy (+87%) was the top performer by a wide margin, followed by financials (+60%). In contrast, notable “laggards” included the utilities (+14%) and consumer staples (+18%) sectors.

Comments from Portfolio Manager Ramona Persaud:  For the fiscal year ending October 31, 2021, the fund gained 35.09%, trailing the 37.70% result of the benchmark MSCI All Country World Index (Net MA). From a regional standpoint, security selection in the U.K. and emerging markets hurt the fund's relative result. By sector, market selection was the primary detractor, especially in communication services. Stock selection in energy and an overweighting in consumer staples also hurt. Not owning Tesla, a benchmark component that gained 187%, was the largest individual relative detractor. Our second-largest relative detractor this period was avoiding Alphabet, a benchmark component that gained 83%. Also hindering performance was our outsized stake in Amgen, which returned -2%. In contrast, an underweighting in emerging markets, primarily driven by China, and stock picks in Canada contributed most to the fund's relative result. By sector, the top contributors to performance versus the benchmark were security selection and an underweighting in consumer discretionary, primarily driven by the retailing industry. Strong picks in the industrials sector, especially within the transportation industry, also helped. Also helping the fund's relative performance was an overweighting in energy. Not owning Alibaba Group Holding, a benchmark component that returned -45%, was the biggest individual relative contributor. Our second-largest relative contributor this period was avoiding Amazon.com, a benchmark component that gained 11%. Another notable relative contributor was an overweighting in Capital One Financial (+109%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
United States of America*	50.8%
United Kingdom	7.3%
Japan	6.6%
Canada	4.6%
France	4.4%
Switzerland	3.6%
Ireland	2.4%
Taiwan	2.4%
India	2.2%
Other	15.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	95.6
Short-Term Investments and Net Other Assets (Liabilities)	4.4

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	4.4
Microsoft Corp. (United States of America, Software)	4.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.8
Accenture PLC Class A (Ireland, IT Services)	1.5
Wells Fargo & Co. (United States of America, Banks)	1.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.4
Danaher Corp. (United States of America, Health Care Equipment & Supplies)	1.4
Sony Group Corp. (Japan, Household Durables)	1.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.3
JPMorgan Chase & Co. (United States of America, Banks)	1.3
20.3

Top Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	21.0
Health Care	12.2
Financials	11.6
Industrials	10.4
Consumer Staples	8.8
Consumer Discretionary	8.6
Communication Services	8.1
Energy	5.1
Materials	4.4
Utilities	3.3

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
Bailiwick of Guernsey - 0.5%
Amdocs Ltd.	5,680	$442,131
Bailiwick of Jersey - 0.7%
Experian PLC	3,300	151,158
WPP PLC	35,891	518,796

TOTAL BAILIWICK OF JERSEY		669,954

Belgium - 0.6%
KBC Groep NV	4,329	403,148
UCB SA	1,485	176,988

TOTAL BELGIUM		580,136

Bermuda - 0.3%
Hiscox Ltd.	23,574	268,744
Brazil - 0.4%
Equatorial Energia SA	98,301	398,513
Canada - 4.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	13,266	497,582
Canadian Natural Resources Ltd.	14,216	604,203
Constellation Software, Inc.	314	551,832
Imperial Oil Ltd. (a)	17,852	604,395
Lundin Mining Corp.	25,243	219,673
Nutrien Ltd.	4,453	311,235
Open Text Corp.	9,481	477,574
Shaw Communications, Inc. Class B	11,493	330,972
Suncor Energy, Inc.	26,943	708,625

TOTAL CANADA		4,306,091

Cayman Islands - 1.1%
51job, Inc. sponsored ADR (b)	3,400	202,504
HKBN Ltd.	623,824	748,861
SITC International Holdings Co. Ltd.	31,738	107,486

TOTAL CAYMAN ISLANDS		1,058,851

China - 0.7%
Kweichow Moutai Co. Ltd. (A Shares)	1,611	459,246
TravelSky Technology Ltd. (H Shares)	98,291	183,936

TOTAL CHINA		643,182

Denmark - 0.1%
A.P. Moller - Maersk A/S Series B	45	130,408
Finland - 1.0%
Elisa Corp. (A Shares)	14,941	901,242
France - 4.4%
Capgemini SA	4,811	1,119,533
Edenred SA	4,500	243,298
Elior SA (b)(c)	22,000	173,446
LVMH Moet Hennessy Louis Vuitton SE	1,136	890,762
Sanofi SA	8,063	809,881
Teleperformance	714	298,046
Vicat SA	4,578	195,016
VINCI SA	3,478	371,380

TOTAL FRANCE		4,101,362

Germany - 2.2%
Deutsche Post AG	7,853	485,858
Deutsche Telekom AG	19,287	358,683
DWS Group GmbH & Co. KGaA (c)	6,752	292,075
Linde PLC	1,422	457,807
Siemens AG	2,448	398,001

TOTAL GERMANY		1,992,424

Hong Kong - 0.7%
AIA Group Ltd.	53,820	603,161
India - 2.2%
HDFC Bank Ltd. sponsored ADR	3,242	233,132
Petronet LNG Ltd.	85,812	262,800
Redington (India) Ltd.	170,072	326,054
Reliance Industries Ltd.	33,342	1,128,192
Reliance Industries Ltd.	1,828	46,397

TOTAL INDIA		1,996,575

Indonesia - 0.3%
PT Bank Central Asia Tbk	512,720	270,519
Ireland - 2.4%
Accenture PLC Class A	3,773	1,353,715
Johnson Controls International PLC	5,268	386,513
Linde PLC	1,600	510,720

TOTAL IRELAND		2,250,948

Japan - 6.6%
Daiichikosho Co. Ltd.	11,042	400,929
FUJIFILM Holdings Corp.	3,522	272,171
Fujitsu Ltd.	1,600	276,528
Hitachi Ltd.	10,881	627,013
Hoya Corp.	7,115	1,047,389
Inaba Denki Sangyo Co. Ltd.	18,858	452,358
Jm Holdings Co. Ltd.	9,321	152,999
Minebea Mitsumi, Inc.	16,756	424,212
NSD Co. Ltd.	8,051	153,408
Renesas Electronics Corp. (b)	24,600	302,615
Roland Corp.	6,399	263,099
Sony Group Corp.	10,943	1,267,160
Toyota Motor Corp.	26,755	472,070

TOTAL JAPAN		6,111,951

Kenya - 0.5%
Safaricom Ltd.	1,181,225	454,236
Korea (South) - 1.4%
Samsung Electronics Co. Ltd.	21,873	1,302,893
Luxembourg - 0.4%
B&M European Value Retail SA	41,720	361,531
Netherlands - 1.9%
Airbus Group NV (b)	4,388	562,902
Koninklijke Philips Electronics NV	9,011	425,096
NXP Semiconductors NV	3,753	753,828

TOTAL NETHERLANDS		1,741,826

New Zealand - 0.5%
Auckland International Airport Ltd. (b)	86,158	493,309
South Africa - 0.0%
Thungela Resources Ltd. (b)	1,160	5,444
Spain - 1.9%
Aena SME SA (b)(c)	5,234	859,614
Amadeus IT Holding SA Class A (b)	13,960	933,408

TOTAL SPAIN		1,793,022

Sweden - 0.5%
EQT AB	2,300	121,213
HEXPOL AB (B Shares)	27,040	315,803

TOTAL SWEDEN		437,016

Switzerland - 3.6%
Barry Callebaut AG	57	131,855
Chubb Ltd.	1,899	371,027
Nestle SA (Reg. S)	6,621	873,358
Roche Holding AG (participation certificate)	3,143	1,217,580
Sika AG	2,334	790,236

TOTAL SWITZERLAND		3,384,056

Taiwan - 2.4%
International Games Systems Co. Ltd.	10,681	273,882
MediaTek, Inc.	8,000	262,309
Poya International Co. Ltd.	30	535
Taiwan Semiconductor Manufacturing Co. Ltd.	79,648	1,687,940

TOTAL TAIWAN		2,224,666

United Kingdom - 7.3%
Anglo American PLC (United Kingdom)	12,666	481,853
AstraZeneca PLC sponsored ADR	16,357	1,020,350
Compass Group PLC (b)	54,969	1,166,477
Cranswick PLC	4,592	217,440
Diageo PLC	17,335	862,446
Informa PLC (b)	134,189	953,849
JD Sports Fashion PLC	24,452	364,086
Reckitt Benckiser Group PLC	7,055	572,745
RELX PLC (London Stock Exchange)	25,520	790,711
Starling Bank Ltd. Series D (b)(d)(e)	48,600	86,089
WH Smith PLC (b)	13,575	290,189

TOTAL UNITED KINGDOM		6,806,235

United States of America - 46.4%
AbbVie, Inc.	6,296	721,962
Ameren Corp.	5,853	493,349
American Tower Corp.	3,032	854,933
AMETEK, Inc.	1,998	264,535
Amgen, Inc.	4,456	922,258
Apple, Inc.	27,344	4,096,128
Bank of America Corp.	21,768	1,040,075
BJ's Wholesale Club Holdings, Inc. (b)	10,578	618,178
BlackRock, Inc. Class A	737	695,330
Bristol-Myers Squibb Co.	13,108	765,507
Burlington Stores, Inc. (b)	600	165,774
Capital One Financial Corp.	6,243	942,880
Cisco Systems, Inc.	12,107	677,629
Citigroup, Inc.	9,407	650,588
Comcast Corp. Class A	13,958	717,860
Costco Wholesale Corp.	1,264	621,307
Crane Co.	2,317	239,300
Crown Holdings, Inc.	3,175	330,168
Danaher Corp.	4,152	1,294,469
Digital Realty Trust, Inc.	2,407	379,849
Dominion Energy, Inc.	5,868	445,557
Eli Lilly & Co.	3,982	1,014,454
Exxon Mobil Corp.	7,883	508,217
Fortive Corp.	3,741	283,231
General Electric Co.	5,074	532,110
Gilead Sciences, Inc.	5,006	324,789
Hartford Financial Services Group, Inc.	4,004	292,012
Hess Corp.	3,761	310,546
JPMorgan Chase & Co.	7,020	1,192,628
Keurig Dr. Pepper, Inc.	9,979	360,142
Kohl's Corp.	8,390	407,167
Lamar Advertising Co. Class A	6,249	707,387
Lowe's Companies, Inc.	3,298	771,138
M&T Bank Corp.	3,386	498,148
Merck & Co., Inc.	5,306	467,193
Microsoft Corp.	12,115	4,017,576
Mondelez International, Inc.	6,922	420,442
MSCI, Inc.	475	315,818
NextEra Energy, Inc.	8,666	739,470
Northrop Grumman Corp.	947	338,287
NRG Energy, Inc.	7,167	285,892
Packaging Corp. of America	3,384	464,860
PG&E Corp. (b)	7,669	88,960
Phillips 66 Co.	3,858	288,501
PNC Financial Services Group, Inc.	2,952	622,961
Procter & Gamble Co.	6,595	943,019
PVH Corp.	2,423	264,907
Roper Technologies, Inc.	673	328,337
T-Mobile U.S., Inc. (b)	5,539	637,151
Tapestry, Inc.	10,512	409,758
Target Corp.	1,948	505,740
Tempur Sealy International, Inc.	6,004	266,998
The Coca-Cola Co.	18,181	1,024,863
The Travelers Companies, Inc.	3,285	528,491
The Walt Disney Co. (b)	4,237	716,350
United Parcel Service, Inc. Class B	3,582	764,650
UnitedHealth Group, Inc.	2,461	1,133,217
Valero Energy Corp.	4,922	380,618
Verizon Communications, Inc.	9,615	509,499
Vistra Corp.	17,536	343,530
Walmart, Inc.	3,396	507,430
Watsco, Inc.	310	89,770
WEC Energy Group, Inc.	2,884	259,733
Wells Fargo & Co.	26,362	1,348,680

TOTAL UNITED STATES OF AMERICA		43,152,306

TOTAL COMMON STOCKS
(Cost $59,894,259)		88,882,732

Money Market Funds - 5.0%
Fidelity Cash Central Fund 0.06% (f)	3,965,385	3,966,178
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	659,632	659,698
TOTAL MONEY MARKET FUNDS
(Cost $4,625,872)		4,625,876
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $64,520,131)		93,508,608
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(590,537)
NET ASSETS - 100%		$92,918,071

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,325,135 or 1.4% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $86,089 or 0.1% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$943,944	$19,911,887	$16,889,654	$2,090	$1	$--	$3,966,178	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	4,094,673	3,434,975	779	--	--	659,698	0.0%
Total	$943,944	$24,006,560	$20,324,629	$2,869	$1	$--	$4,625,876

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$7,522,310	$6,243,902	$1,278,408	$--
Consumer Discretionary	8,040,837	3,981,269	4,059,568	--
Consumer Staples	8,263,052	5,801,504	2,461,548	--
Energy	4,847,938	4,847,938	--	--
Financials	10,776,719	10,087,469	603,161	86,089
Health Care	11,341,133	7,841,187	3,499,946	--
Industrials	9,581,693	6,127,185	3,454,508	--
Information Technology	19,434,506	15,438,951	3,995,555	--
Materials	4,077,371	3,595,518	481,853	--
Real Estate	1,942,169	1,942,169	--	--
Utilities	3,055,004	3,055,004	--	--
Money Market Funds	4,625,876	4,625,876	--	--
Total Investments in Securities:	$93,508,608	$73,587,972	$19,834,547	$86,089

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $579,207) — See accompanying schedule: Unaffiliated issuers (cost $59,894,259)	$88,882,732
Fidelity Central Funds (cost $4,625,872)	4,625,876
Total Investment in Securities (cost $64,520,131)		$93,508,608
Cash		7,992
Foreign currency held at value (cost $10,632)		10,611
Receivable for fund shares sold		81,684
Dividends receivable		99,628
Reclaims receivable		103,205
Distributions receivable from Fidelity Central Funds		250
Prepaid expenses		115
Other receivables		614
Total assets		93,812,707
Liabilities
Payable for fund shares redeemed	$16,286
Accrued management fee	51,354
Other affiliated payables	15,951
Other payables and accrued expenses	151,347
Collateral on securities loaned	659,698
Total liabilities		894,636
Net Assets		$92,918,071
Net Assets consist of:
Paid in capital		$54,614,204
Total accumulated earnings (loss)		38,303,867
Net Assets		$92,918,071
Net Asset Value, offering price and redemption price per share ($92,918,071 ÷ 4,693,642 shares)		$19.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$1,684,258
Income from Fidelity Central Funds (including $779 from security lending)		2,869
Income before foreign taxes withheld		1,687,127
Less foreign taxes withheld		(111,381)
Total income		1,575,746
Expenses
Management fee	$571,841
Transfer agent fees	135,617
Accounting fees	43,833
Custodian fees and expenses	15,614
Independent trustees' fees and expenses	324
Registration fees	25,740
Audit	73,272
Legal	333
Miscellaneous	412
Total expenses before reductions	866,986
Expense reductions	(1,388)
Total expenses after reductions		865,598
Net investment income (loss)		710,148
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $18,331)	10,989,936
Fidelity Central Funds	1
Foreign currency transactions	7,630
Total net realized gain (loss)		10,997,567
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $45,146)	11,789,282
Assets and liabilities in foreign currencies	(2,624)
Total change in net unrealized appreciation (depreciation)		11,786,658
Net gain (loss)		22,784,225
Net increase (decrease) in net assets resulting from operations		$23,494,373

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$710,148	$743,648
Net realized gain (loss)	10,997,567	2,078,460
Change in net unrealized appreciation (depreciation)	11,786,658	(499,859)
Net increase (decrease) in net assets resulting from operations	23,494,373	2,322,249
Distributions to shareholders	(2,418,051)	(733,837)
Share transactions
Proceeds from sales of shares	23,383,926	16,488,430
Reinvestment of distributions	2,268,914	686,957
Cost of shares redeemed	(20,526,418)	(19,812,602)
Net increase (decrease) in net assets resulting from share transactions	5,126,422	(2,637,215)
Total increase (decrease) in net assets	26,202,744	(1,048,803)
Net Assets
Beginning of period	66,715,327	67,764,130
End of period	$92,918,071	$66,715,327
Other Information
Shares
Sold	1,260,411	1,103,367
Issued in reinvestment of distributions	131,869	48,116
Redeemed	(1,109,823)	(1,368,143)
Net increase (decrease)	282,457	(216,660)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Equity Income Fund

Years ended October 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$15.12	$14.64	$13.53	$14.21	$12.06
Income from Investment Operations
Net investment income (loss)A	.15	.16	.23	.25	.17
Net realized and unrealized gain (loss)	5.07	.48	1.63	(.50)	2.15
Total from investment operations	5.22	.64	1.86	(.25)	2.32
Distributions from net investment income	(.16)	(.15)	(.24)	(.25)	(.17)
Distributions from net realized gain	(.38)	(.01)	(.51)	(.18)	–
Total distributions	(.54)	(.16)	(.75)	(.43)	(.17)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$19.80	$15.12	$14.64	$13.53	$14.21
Total ReturnC	35.09%	4.44%	14.60%	(1.88)%	19.31%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.09%	1.09%	1.06%	1.13%
Expenses net of fee waivers, if any	1.02%	1.09%	1.09%	1.06%	1.13%
Expenses net of all reductions	1.02%	1.09%	1.08%	1.05%	1.13%
Net investment income (loss)	.84%	1.08%	1.72%	1.75%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$92,918	$66,715	$67,764	$68,532	$81,007
Portfolio turnover rateF	43%	48%	20%G	34%	37%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$30,427,547
Gross unrealized depreciation	(1,598,410)
Net unrealized appreciation (depreciation)	$28,829,137
Tax Cost	$64,679,471

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$25,694
Undistributed long-term capital gain	$9,545,232
Net unrealized appreciation (depreciation) on securities and other investments	$28,832,564

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$742,673	$ 705,575
Long-term Capital Gains	1,675,378	28,262
Total	$2,418,051	$ 733,837

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Equity Income Fund	34,751,973	34,441,835

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged 0.23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global Equity Income Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Global Equity Income Fund	$361

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Global Equity Income Fund	1,437,589	2,364,323	1,198,239

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Global Equity Income Fund	$148

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Global Equity Income Fund	$68	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $6.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,382.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Equity Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Global Equity Income Fund	1.01%
Actual		$1,000.00	$1,064.80	$5.26
Hypothetical-C		$1,000.00	$1,020.11	$5.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Equity Income Fund voted to pay on December 13, 2021, to shareholders of record at the opening of business on December 10, 2021, a distribution of $2.039 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.031 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $9,929,357, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 80%, 100%, 100%, and 100% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked equal to the SLTG competitive median and above the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 1.10% through February 28, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

GED-ANN-1221
1.938162.109

Fidelity Flex® Funds

Fidelity Flex® International Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® International Fund	34.20%	13.43%

 A From March 7, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® International Fund on March 7, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$17,980	Fidelity Flex® International Fund
$15,233	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Co-Managers Sam Polyak, Jed Weiss, and Alex Zavratsky:  For the fiscal year ending October 31, 2021, the fund gained 34.20%, outperforming the 29.85% result of the benchmark MSCI All Country World ex U.S. (Net MA) Index. From a regional standpoint, security selection and an underweighting in emerging markets, primarily driven by China, along with investment choices in Japan, contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark was stock selection in materials. An underweighting and picks among consumer discretionary companies, as well as an overweighting in information technology, also boosted the portfolio's relative result. The fund's top individual relative contributor was an outsized stake in ASML Holding, which gained 124% the past 12 months and was among our largest holdings. Also lifting performance was the fund’s overweighting in Lasertec, which rose about 155%. Adding further value was our larger-than-benchmark holding in State Bank of India (+84%), a position we established this period. In contrast, stock picks in Canada and an underweighting in Europe ex U.K. hindered the fund's relative return. By sector, the largest detractor from performance versus the benchmark was security selection in communication services. An underweighting in energy and picks among utilities stocks also weighed on the portfolio's relative result. Lastly, the fund's position in cash also was a notable detractor this period. The biggest individual relative detractor was an outsized stake in Tencent Holdings, which returned -19% the past 12 months and was the fund's largest holding at the end of the period. Further hampering performance was untimely positioning in Baidu, which returned -50% and was not held at period end. Also hindering the portfolio’s relative return was our overweighting in China Life Insurance, which returned about -16%. Notable changes in positioning the past 12 months include increased exposure to France and a lower allocation to China on a geographic basis, while by sector, reduced exposure to consumer staples stocks and a higher allocation to financials were noteworthy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	13.6%
United States of America*	7.4%
Canada	7.0%
France	6.9%
Cayman Islands	6.5%
United Kingdom	6.2%
Germany	5.7%
Switzerland	5.1%
India	4.2%
Other	37.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	98.2
Short-Term Investments and Net Other Assets (Liabilities)	1.8

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.8
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.9
Nestle SA (Reg. S) (Switzerland, Food Products)	1.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.3
Canadian Pacific Railway Ltd. (Canada, Road & Rail)	1.3
Recruit Holdings Co. Ltd. (Japan, Professional Services)	1.3
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.2
The Toronto-Dominion Bank (Canada, Banks)	1.2
17.4

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	21.7
Industrials	16.8
Information Technology	15.6
Consumer Discretionary	10.3
Materials	9.3
Health Care	7.9
Communication Services	5.3
Consumer Staples	4.8
Energy	4.7
Real Estate	1.2

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Australia - 1.5%
CSL Ltd.	3,853	$870,946
Evolution Mining Ltd.	29,770	81,292
Imdex Ltd.	10,204	22,030
Macquarie Group Ltd.	4,398	650,244
National Australia Bank Ltd.	29,154	633,866

TOTAL AUSTRALIA		2,258,378

Austria - 0.3%
Erste Group Bank AG	11,766	504,616
Bailiwick of Jersey - 1.2%
Experian PLC	18,130	830,451
Ferguson PLC	2,814	423,428
Glencore Xstrata PLC	107,558	537,852
Integrated Diagnostics Holdings PLC (a)	38,160	47,223

TOTAL BAILIWICK OF JERSEY		1,838,954

Belgium - 1.2%
Anheuser-Busch InBev SA NV	8,084	494,476
Azelis Group NV	5,300	171,550
KBC Ancora	1,026	53,444
KBC Groep NV	8,970	835,352
UCB SA	2,694	321,081

TOTAL BELGIUM		1,875,903

Bermuda - 0.6%
Credicorp Ltd. (United States)	4,875	632,093
Shangri-La Asia Ltd. (b)	348,533	284,005

TOTAL BERMUDA		916,098

Brazil - 0.5%
Natura & Co. Holding SA (b)	99,408	685,172
Canada - 7.0%
Barrick Gold Corp.	58,219	1,069,483
CAE, Inc. (b)	30,575	927,181
Canadian Pacific Railway Ltd.	25,795	1,996,528
Constellation Software, Inc.	675	1,186,262
Franco-Nevada Corp.	6,889	982,974
McCoy Global, Inc. (b)	50	32
Nutrien Ltd.	12,283	858,500
Richelieu Hardware Ltd.	14,042	495,713
Summit Industrial Income REIT	36,013	687,902
Suncor Energy, Inc.	24,922	655,471
The Toronto-Dominion Bank	24,550	1,782,136

TOTAL CANADA		10,642,182

Cayman Islands - 6.5%
Alibaba Group Holding Ltd. sponsored ADR (b)	9,454	1,559,343
Chlitina Holding Ltd.	4,800	41,113
JD.com, Inc. sponsored ADR (b)	24,462	1,914,885
Li Ning Co. Ltd.	35,166	390,959
Meituan Class B (a)(b)	34,636	1,178,616
Tencent Holdings Ltd.	69,303	4,215,682
XP, Inc. Class A (b)	19,194	629,755

TOTAL CAYMAN ISLANDS		9,930,353

China - 3.2%
China Life Insurance Co. Ltd. (H Shares)	403,689	701,317
China Merchants Bank Co. Ltd. (H Shares)	104,755	882,551
Haier Smart Home Co. Ltd. (A Shares)	264,010	1,121,035
Industrial & Commercial Bank of China Ltd. (H Shares)	2,376,418	1,302,663
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	14,227	835,286

TOTAL CHINA		4,842,852

Denmark - 0.7%
A.P. Moller - Maersk A/S Series B	61	176,775
Netcompany Group A/S (a)	669	75,997
ORSTED A/S (a)	1,346	189,925
SimCorp A/S	636	76,834
Spar Nord Bank A/S	2,848	36,690
Vestas Wind Systems A/S	12,550	542,761

TOTAL DENMARK		1,098,982

Finland - 0.6%
Admicom OYJ	170	18,080
Kone OYJ (B Shares)	5,309	361,850
Musti Group OYJ	1,272	49,965
Sampo Oyj (A Shares)	10,259	545,533

TOTAL FINLAND		975,428

France - 6.9%
Air Liquide SA	4,072	679,852
ALTEN	646	103,951
AXA SA	29,063	845,530
BNP Paribas SA	16,257	1,088,199
Capgemini SA	1,471	342,306
Edenred SA	7,053	381,328
Laurent-Perrier Group SA	330	36,775
Lectra	1,545	64,654
Legrand SA	5,194	566,614
LISI	1,400	38,923
LVMH Moet Hennessy Louis Vuitton SE	2,236	1,753,296
Safran SA	4,380	589,503
Sanofi SA	11,991	1,204,426
Teleperformance	1,060	442,478
Total SA	28,971	1,450,722
Vetoquinol SA	714	121,827
VINCI SA	4,991	532,938
Vivendi SA	17,419	224,218
Worldline SA (a)(b)	2,197	127,952

TOTAL FRANCE		10,595,492

Germany - 5.1%
Bayer AG	6,469	364,578
CompuGroup Medical AG	459	38,363
CTS Eventim AG (b)	2,614	189,949
Deutsche Borse AG	2,158	358,231
Deutsche Post AG	9,982	617,578
Hannover Reuck SE	2,678	489,131
HeidelbergCement AG	3,811	286,987
Linde PLC	5,374	1,730,138
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,180	349,477
Nexus AG	419	36,521
Rheinmetall AG	2,573	249,373
RWE AG	9,688	372,602
SAP SE	4,921	712,616
Scout24 AG (a)	530	36,883
Siemens AG	7,164	1,164,737
Vonovia SE	11,923	723,056

TOTAL GERMANY		7,720,220

Greece - 0.5%
National Bank of Greece SA (b)	222,421	699,363
Hong Kong - 1.9%
AIA Group Ltd.	126,223	1,414,583
China Resources Beer Holdings Co. Ltd.	110,136	913,023
Hong Kong Exchanges and Clearing Ltd.	9,674	585,376

TOTAL HONG KONG		2,912,982

Hungary - 0.7%
Richter Gedeon PLC	38,830	1,087,773
India - 4.2%
Eicher Motors Ltd.	11,689	387,497
Embassy Office Parks (REIT)	10,900	50,845
Graphite India Ltd.	23,655	169,282
Housing Development Finance Corp. Ltd.	29,509	1,119,929
Indian Energy Exchange Ltd. (a)	6,413	60,601
Kotak Mahindra Bank Ltd. (b)	8,200	222,206
Larsen & Toubro Ltd.	45,636	1,075,617
Reliance Industries Ltd.	2,700	91,360
Reliance Industries Ltd. sponsored GDR (a)	8,165	555,220
Shree Cement Ltd.	1,482	566,172
Solar Industries India Ltd.	22,826	757,380
State Bank of India	132,072	884,797
Voltas Ltd.	32,022	514,603

TOTAL INDIA		6,455,509

Indonesia - 0.9%
PT Bank Mandiri (Persero) Tbk	1,530,272	773,663
PT Bank Rakyat Indonesia Tbk	580,454	174,243
PT United Tractors Tbk	286,404	476,077

TOTAL INDONESIA		1,423,983

Ireland - 1.0%
Cairn Homes PLC	19,000	24,650
CRH PLC	12,077	577,931
CRH PLC sponsored ADR	12,966	621,590
Irish Residential Properties REIT PLC	14,000	26,380
Ryanair Holdings PLC sponsored ADR (b)	2,639	299,553

TOTAL IRELAND		1,550,104

Israel - 0.1%
Ituran Location & Control Ltd.	2,200	57,222
Maytronics Ltd.	1,944	45,867
Strauss Group Ltd.	1,301	38,208
Tel Aviv Stock Exchange Ltd.	9,900	54,125

TOTAL ISRAEL		195,422

Italy - 1.6%
Assicurazioni Generali SpA	17,287	376,694
Enel SpA	78,364	656,047
Interpump Group SpA	8,303	611,890
Mediobanca SpA	38,525	459,378
Prada SpA	46,000	288,516

TOTAL ITALY		2,392,525

Japan - 13.6%
Ai Holdings Corp.	1,400	26,424
Aoki Super Co. Ltd.	1,272	32,386
Artnature, Inc.	2,588	16,810
Aucnet, Inc.	1,358	28,127
Azbil Corp.	19,646	837,564
Broadleaf Co. Ltd.	12,975	62,283
Central Automotive Products Ltd.	500	13,032
Curves Holdings Co. Ltd.	9,200	71,678
Daiichikosho Co. Ltd.	2,008	72,909
Daikokutenbussan Co. Ltd.	400	22,786
DENSO Corp.	7,504	544,004
Digital Hearts Holdings Co. Ltd.	1,908	30,360
FANUC Corp.	3,944	779,418
Fujitec Co. Ltd.	1,000	22,716
Fujitsu Ltd.	2,212	382,299
Funai Soken Holdings, Inc.	1,490	41,395
Goldcrest Co. Ltd.	3,766	53,959
Hitachi Ltd.	11,681	673,113
Hoya Corp.	11,323	1,666,842
Ibiden Co. Ltd.	3,304	198,524
Idemitsu Kosan Co. Ltd.	7,498	204,788
Itochu Corp.	17,421	496,862
JEOL Ltd.	1,400	106,104
Keyence Corp.	2,380	1,436,603
Kobayashi Pharmaceutical Co. Ltd.	800	64,053
Koshidaka Holdings Co. Ltd.	7,600	46,570
Kusuri No Aoki Holdings Co. Ltd.	636	42,336
Lasertec Corp.	3,344	725,366
Medikit Co. Ltd.	1,527	38,041
Minebea Mitsumi, Inc.	17,789	450,365
Miroku Jyoho Service Co., Ltd.	1,654	26,114
Misumi Group, Inc.	21,109	882,858
Mitsubishi Estate Co. Ltd.	9,432	143,338
Mitsubishi UFJ Financial Group, Inc.	122,281	670,528
Mitsuboshi Belting Ltd.	1,408	25,026
Mitsui Fudosan Co. Ltd.	6,894	157,623
Nabtesco Corp.	1,611	52,283
Nagaileben Co. Ltd.	3,243	66,655
Nihon Parkerizing Co. Ltd.	8,896	88,758
NS Tool Co. Ltd.	3,054	40,927
NSD Co. Ltd.	1,900	36,204
OBIC Co. Ltd.	2,204	407,572
ORIX Corp.	27,467	545,943
OSG Corp.	11,050	183,838
Paramount Bed Holdings Co. Ltd.	2,000	37,318
Poletowin Pitcrew Holdings, Inc.	2,523	22,749
ProNexus, Inc.	2,187	20,392
Recruit Holdings Co. Ltd.	29,302	1,949,140
Renesas Electronics Corp. (b)	19,592	241,010
San-Ai Oil Co. Ltd.	3,967	51,701
Shin-Etsu Chemical Co. Ltd.	4,204	749,712
Shiseido Co. Ltd.	2,925	195,176
SHO-BOND Holdings Co. Ltd.	9,282	388,817
Shoei Co. Ltd.	3,152	140,252
SK Kaken Co. Ltd.	153	50,871
SoftBank Group Corp.	6,196	335,435
Software Service, Inc.	409	25,803
Sony Group Corp.	5,314	615,342
Sumitomo Mitsui Financial Group, Inc.	16,073	521,563
Suzuki Motor Corp.	7,882	351,513
The Monogatari Corp.	538	33,514
Tocalo Co. Ltd.	3,158	38,726
Tokio Marine Holdings, Inc.	10,393	547,400
Tokyo Electron Ltd.	292	136,082
Toyota Motor Corp.	77,551	1,368,323
USS Co. Ltd.	15,707	253,170
Welcia Holdings Co. Ltd.	1,142	42,632
YAKUODO Holdings Co. Ltd.	1,200	25,357
Yamada Consulting Group Co. Ltd.	2,000	20,401

TOTAL JAPAN		20,677,783

Kenya - 0.2%
Safaricom Ltd.	606,204	233,113
Korea (South) - 3.8%
BGF Retail Co. Ltd.	249	34,414
Hyundai Motor Co.	2,397	426,519
POSCO	2,271	573,046
Samsung Electronics Co. Ltd.	67,818	4,039,665
Shinhan Financial Group Co. Ltd.	24,008	779,770

TOTAL KOREA (SOUTH)		5,853,414

Luxembourg - 0.3%
ArcelorMittal SA (Netherlands)	12,075	409,339
Stabilus SA	400	30,056

TOTAL LUXEMBOURG		439,395

Mexico - 0.8%
CEMEX S.A.B. de CV sponsored ADR (b)	62,798	403,791
Grupo Financiero Banorte S.A.B. de CV Series O	63,457	401,769
Wal-Mart de Mexico SA de CV Series V	123,375	430,326

TOTAL MEXICO		1,235,886

Netherlands - 4.1%
Aalberts Industries NV	6,442	356,337
AerCap Holdings NV (b)	3,360	198,374
Airbus Group NV (b)	8,618	1,105,535
ASML Holding NV (Netherlands)	3,625	2,946,763
IMCD NV	1,370	304,153
NN Group NV	9,644	516,397
Universal Music Group NV	13,953	405,097
Yandex NV Series A (b)	5,866	485,939

TOTAL NETHERLANDS		6,318,595

New Zealand - 0.1%
Auckland International Airport Ltd. (b)	22,341	127,916
Norway - 0.5%
Adevinta ASA Class B (b)	11,664	191,986
Kongsberg Gruppen ASA	2,674	87,678
Medistim ASA	1,018	45,791
Sbanken ASA (a)	1,152	13,500
Schibsted ASA (B Shares)	7,107	320,862
Volue A/S	5,152	36,042

TOTAL NORWAY		695,859

Russia - 1.1%
Lukoil PJSC sponsored ADR	10,529	1,073,958
Sberbank of Russia sponsored ADR	26,908	538,698

TOTAL RUSSIA		1,612,656

Singapore - 0.3%
United Overseas Bank Ltd.	25,069	497,290
South Africa - 0.5%
Clicks Group Ltd.	12,328	225,044
Impala Platinum Holdings Ltd.	34,721	449,371
Thungela Resources Ltd. (b)	2,007	9,418

TOTAL SOUTH AFRICA		683,833

Spain - 1.6%
Amadeus IT Holding SA Class A (b)	12,168	813,589
Banco Santander SA (Spain)	226,507	857,926
Cellnex Telecom SA (a)	10,348	636,154
Fluidra SA	1,659	63,383
Unicaja Banco SA (a)	85,694	91,633

TOTAL SPAIN		2,462,685

Sweden - 2.8%
Addlife AB	6,300	257,634
AddTech AB (B Shares)	14,721	329,114
ASSA ABLOY AB (B Shares)	33,026	969,071
Atlas Copco AB (A Shares)	16,100	1,034,464
BHG Group AB (b)	1,623	18,681
Epiroc AB (A Shares)	20,992	522,356
Ericsson (B Shares)	12,971	141,584
Hemnet Group AB (b)	2,000	40,021
Investor AB (B Shares)	28,672	660,711
INVISIO AB	1,754	31,698
John Mattson Fastighetsforetag (b)	1,727	35,393
Lagercrantz Group AB (B Shares)	19,340	258,978
Stillfront Group AB (b)	4,400	19,633

TOTAL SWEDEN		4,319,338

Switzerland - 5.1%
Nestle SA (Reg. S)	18,949	2,499,510
Novartis AG	6,143	508,104
Roche Holding AG (participation certificate)	5,307	2,055,901
Schindler Holding AG:
(participation certificate)	1,543	401,423
(Reg.)	139	35,646
Swiss Life Holding AG	466	255,801
Tecan Group AG	154	94,190
Temenos Group AG	2,044	312,203
UBS Group AG	42,997	780,396
Zurich Insurance Group Ltd.	1,884	835,028

TOTAL SWITZERLAND		7,778,202

Taiwan - 3.7%
Addcn Technology Co. Ltd.	4,798	43,595
ECLAT Textile Co. Ltd.	28,241	615,633
HIWIN Technologies Corp.	58,925	653,899
Sporton International, Inc.	5,258	42,581
Taiwan Semiconductor Manufacturing Co. Ltd.	157,671	3,341,442
Uni-President Enterprises Corp.	229,660	549,304
Yageo Corp.	24,310	378,903

TOTAL TAIWAN		5,625,357

United Kingdom - 6.2%
Alliance Pharma PLC	45,433	63,918
Anglo American PLC (United Kingdom)	16,865	641,595
AstraZeneca PLC (United Kingdom)	4,267	533,807
Avon Rubber PLC	3,632	96,678
Barratt Developments PLC	32,239	292,520
Beazley PLC (b)	18,748	100,065
BHP Group PLC	47,613	1,257,534
Bodycote PLC	5,926	64,840
BP PLC	189,558	908,154
Clarkson PLC	1,679	91,912
Compass Group PLC (b)	27,500	583,567
Dechra Pharmaceuticals PLC	7,091	496,865
DP Poland PLC (b)	82,215	8,439
Helios Towers PLC (b)	13,000	27,470
Howden Joinery Group PLC	6,411	80,701
Imperial Brands PLC	9,926	209,469
InterContinental Hotel Group PLC ADR (b)	4,217	298,859
Lloyds Banking Group PLC	958,784	656,173
London Stock Exchange Group PLC	3,379	328,924
Rightmove PLC	37,650	356,250
Royal Dutch Shell PLC Class B sponsored ADR	21,248	974,008
Spectris PLC	10,314	531,297
Spirax-Sarco Engineering PLC	1,427	304,753
Standard Chartered PLC (United Kingdom)	65,898	446,324
Ultra Electronics Holdings PLC	1,879	83,368

TOTAL UNITED KINGDOM		9,437,490

United States of America - 5.6%
Alphabet, Inc. Class A (b)	172	509,278
Autoliv, Inc.	2,883	279,219
Black Knight, Inc. (b)	2,818	197,570
Lam Research Corp.	1,295	729,823
Marsh & McLennan Companies, Inc.	5,145	858,186
MasterCard, Inc. Class A	2,165	726,401
Moody's Corp.	1,937	782,839
Morningstar, Inc.	349	110,546
MSCI, Inc.	1,172	779,239
NICE Systems Ltd. sponsored ADR (b)	2,033	575,380
PriceSmart, Inc.	2,141	154,045
ResMed, Inc.	3,310	870,232
S&P Global, Inc.	1,642	778,571
Sherwin-Williams Co.	1,762	557,867
Visa, Inc. Class A	3,219	681,688

TOTAL UNITED STATES OF AMERICA		8,590,884

TOTAL COMMON STOCKS
(Cost $112,540,731)		147,191,987

Preferred Stocks - 1.7%
Convertible Preferred Stocks - 0.0%
China - 0.0%
ByteDance Ltd. Series E1 (c)(d)	687	85,408
Nonconvertible Preferred Stocks - 1.7%
Brazil - 1.1%
Ambev SA sponsored ADR	176,267	521,750
Itau Unibanco Holding SA	108,663	448,799
Petroleo Brasileiro SA - Petrobras sponsored ADR	78,363	769,525
		1,740,074
Germany - 0.6%
Porsche Automobil Holding SE (Germany)	6,770	704,598
Sartorius AG (non-vtg.)	215	139,282
		843,880

TOTAL NONCONVERTIBLE PREFERRED STOCKS		2,583,954

TOTAL PREFERRED STOCKS
(Cost $2,241,821)		2,669,362

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.06% (e)
(Cost $2,577,481)	2,576,973	2,577,488
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $117,360,033)		152,438,837
NET OTHER ASSETS (LIABILITIES) - 0.1%		170,604
NET ASSETS - 100%		$152,609,441

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,013,704 or 2.0% of net assets.

 (b) Non-income producing

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $85,408 or 0.1% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ByteDance Ltd. Series E1	11/18/20	$75,277

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$2,079,438	$63,240,978	$62,742,930	$1,952	$1	$1	$2,577,488	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	1,815,109	1,815,109	31,612	--	--	--	0.0%
Total	$2,079,438	$65,056,087	$64,558,039	$33,564	$1	$1	$2,577,488

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$8,344,474	$3,720,448	$4,624,026	$--
Consumer Discretionary	15,692,194	7,580,073	8,112,121	--
Consumer Staples	7,274,165	3,804,229	3,469,936	--
Energy	7,220,434	4,605,069	2,615,365	--
Financials	32,949,805	21,130,412	11,819,393	--
Health Care	11,934,511	5,326,932	6,607,579	--
Industrials	25,881,539	15,243,027	10,638,512	--
Information Technology	23,513,092	7,676,460	15,751,224	85,408
Materials	13,954,065	8,060,556	5,893,509	--
Real Estate	1,878,496	1,523,576	354,920	--
Utilities	1,218,574	562,527	656,047	--
Money Market Funds	2,577,488	2,577,488	--	--
Total Investments in Securities:	$152,438,837	$81,810,797	$70,542,632	$85,408

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $114,782,552)	$149,861,349
Fidelity Central Funds (cost $2,577,481)	2,577,488
Total Investment in Securities (cost $117,360,033)		$152,438,837
Cash		268
Foreign currency held at value (cost $34,901)		35,411
Receivable for investments sold		174,109
Receivable for fund shares sold		56,686
Dividends receivable		198,100
Reclaims receivable		134,549
Distributions receivable from Fidelity Central Funds		137
Other receivables		8,262
Total assets		153,046,359
Liabilities
Payable for investments purchased	$112,458
Payable for fund shares redeemed	79,106
Other payables and accrued expenses	245,354
Total liabilities		436,918
Net Assets		$152,609,441
Net Assets consist of:
Paid in capital		$115,295,085
Total accumulated earnings (loss)		37,314,356
Net Assets		$152,609,441
Net Asset Value, offering price and redemption price per share ($152,609,441 ÷ 9,065,198 shares)		$16.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$2,976,670
Non-Cash dividends		494,873
Income from Fidelity Central Funds (including $31,612 from security lending)		33,564
Income before foreign taxes withheld		3,505,107
Less foreign taxes withheld		(398,323)
Total income		3,106,784
Expenses
Independent trustees' fees and expenses	$517
Total expenses before reductions	517
Expense reductions	(12)
Total expenses after reductions		505
Net investment income (loss)		3,106,279
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $7,074)	6,652,644
Fidelity Central Funds	1
Foreign currency transactions	(16,252)
Total net realized gain (loss)		6,636,393
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $238,272)	26,350,470
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(4,156)
Total change in net unrealized appreciation (depreciation)		26,346,315
Net gain (loss)		32,982,708
Net increase (decrease) in net assets resulting from operations		$36,088,987

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,106,279	$1,688,859
Net realized gain (loss)	6,636,393	(2,046,068)
Change in net unrealized appreciation (depreciation)	26,346,315	3,656,166
Net increase (decrease) in net assets resulting from operations	36,088,987	3,298,957
Distributions to shareholders	(1,616,095)	(1,400,835)
Share transactions
Proceeds from sales of shares	47,496,165	54,680,643
Reinvestment of distributions	1,616,095	1,400,835
Cost of shares redeemed	(32,298,510)	(27,154,153)
Net increase (decrease) in net assets resulting from share transactions	16,813,750	28,927,325
Total increase (decrease) in net assets	51,286,642	30,825,447
Net Assets
Beginning of period	101,322,799	70,497,352
End of period	$152,609,441	$101,322,799
Other Information
Shares
Sold	3,011,539	4,418,298
Issued in reinvestment of distributions	110,919	112,246
Redeemed	(2,027,719)	(2,265,293)
Net increase (decrease)	1,094,739	2,265,251

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex International Fund

Years ended October 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$12.71	$12.36	$10.90	$11.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.36C	.24	.35D	.30	.16
Net realized and unrealized gain (loss)	3.96	.33	1.39	(1.24)	1.79
Total from investment operations	4.32	.57	1.74	(.94)	1.95
Distributions from net investment income	(.20)	(.22)	(.28)	(.07)	–
Distributions from net realized gain	–	–	–	(.03)	–
Total distributions	(.20)	(.22)	(.28)	(.11)E	–
Net asset value, end of period	$16.83	$12.71	$12.36	$10.90	$11.95
Total ReturnF,G	34.20%	4.64%	16.45%	(7.98)%	19.50%
Ratios to Average Net AssetsH,I
Expenses before reductionsJ	-%	-%	-%	-%	- %K
Expenses net of fee waivers, if anyJ	-%	-%	-%	-%	- %K
Expenses net of all reductionsJ	-%	-%	-%	-%	- %K
Net investment income (loss)	2.24%C	1.98%	3.01%D	2.53%	2.24%K
Supplemental Data
Net assets, end of period (000 omitted)	$152,609	$101,323	$70,497	$46,392	$14,611
Portfolio turnover rateL	33%	38%	89%	69%	35%K

 A For the period March 7, 2017 (commencement of operations) through October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.96%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.65%.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount represents less than .005%.

 K Annualized

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Flex International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$38,266,038
Gross unrealized depreciation	(4,585,294)
Net unrealized appreciation (depreciation)	$33,680,744
Tax Cost	$118,758,093

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,537,164
Undistributed long-term capital gain	$333,875
Net unrealized appreciation (depreciation) on securities and other investments	$33,681,591

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$1,616,095	$ 1,400,835

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex International Fund	61,348,719	43,559,886

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex International Fund	$776

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Flex International Fund	1,877,916	1,257,635	94,377

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Flex International Fund	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $12.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Flex International Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex International Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from March 7, 2017 (commencement of operations) through October 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from March 7, 2017 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Flex International Fund	- %-C
Actual		$1,000.00	$1,044.70	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex International Fund voted to pay on December 13, 2021, to shareholders of record at the opening of business on December 10, 2021, a distribution of $0.037 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.436 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $454,160, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 2% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 94% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2179 and $0.0219 for the dividend paid December 14, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs. The Board noted that there were portfolio management changes for the fund in April 2019 and October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ZNL-ANN-1221
1.9881587.104

Fidelity® Diversified International K6 Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® Diversified International K6 Fund	30.00%	11.24%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$16,045	Fidelity® Diversified International K6 Fund
$13,919	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Bill Bower:  For the fiscal year ending October 31, 2021, the fund gained 30.00%, underperforming the 34.45% result of the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, stock picks in emerging markets and stock choices and an underweighting in Europe ex U.K. detracted from the fund's relative result. By sector, the primary detractors from performance versus the benchmark were stock selection and an underweighting in financials. Weak picks in consumer discretionary also hampered the fund's relative result. Also hindering performance was security selection in consumer staples, especially within the food & staples retailing industry. Our largest individual relative detractor was an out-of-benchmark stake in Alibaba Group Holding (-46%). We reduced our position this period. Our position in Tencent Holdings (-15%) was a key detractor. We decreased our out-of-benchmark stake the past 12 months. Another notable relative detractor was an outsized stake in London Stock Exchange Group (-9%). This period we reduced our stake. Conversely, a non-benchmark allocation to the U.S. and an underweighting and stock picks in Japan contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our security selection in industrials. An overweighting and stock selection in information technology and stock picks in health care also helped the fund's relative result. The biggest individual relative contributor was an overweight position in ASML Holding (+126%). ASML Holding was among the fund's biggest holdings. Another top relative contributor was an out-of-benchmark stake in Rivian Automotive (+294%). Another notable relative contributor was an overweighting in Capgemini (+103%). Notable changes in positioning include increased exposure to France and a lower allocation to Germany. By sector, meaningful changes in positioning include increased exposure to financials and industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	18.5%
United States of America*	9.6%
France	9.3%
United Kingdom	8.4%
Switzerland	8.3%
Germany	7.2%
Netherlands	6.7%
India	4.0%
Canada	2.8%
Other	25.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	96.0
Short-Term Investments and Net Other Assets (Liabilities)	4.0

Top Ten Stocks as of October 31, 2021

% of fund's net assets
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.6
Nestle SA (Reg. S) (Switzerland, Food Products)	2.1
Hoya Corp. (Japan, Health Care Equipment & Supplies)	2.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.9
Keyence Corp. (Japan, Electronic Equipment & Components)	1.6
AIA Group Ltd. (Hong Kong, Insurance)	1.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.5
KBC Groep NV (Belgium, Banks)	1.2
Lonza Group AG (Switzerland, Life Sciences Tools & Services)	1.2
18.6

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	19.9
Information Technology	17.1
Financials	15.6
Health Care	13.0
Consumer Discretionary	11.1
Consumer Staples	6.4
Materials	4.9
Communication Services	4.4
Energy	3.1
Real Estate	0.5

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 0.7%
Aristocrat Leisure Ltd.	650,174	$22,830,879
Lynas Rare Earths Ltd. (a)	1,250,431	6,894,867

TOTAL AUSTRALIA		29,725,746

Austria - 0.2%
Erste Group Bank AG	168,017	7,205,846
Bailiwick of Jersey - 2.2%
Experian PLC	491,179	22,498,635
Ferguson PLC	226,748	34,119,241
Glencore Xstrata PLC	2,580,514	12,904,066
WPP PLC	1,282,688	18,540,956

TOTAL BAILIWICK OF JERSEY		88,062,898

Belgium - 1.9%
Azelis Group NV	181,694	5,881,071
KBC Groep NV	522,490	48,658,115
UCB SA	170,592	20,331,769

TOTAL BELGIUM		74,870,955

Bermuda - 1.1%
Hiscox Ltd.	1,120,504	12,773,770
IHS Markit Ltd.	245,772	32,127,316

TOTAL BERMUDA		44,901,086

Brazil - 0.0%
Natura & Co. Holding SA (a)	295,552	2,037,098
Canada - 2.8%
Canadian Natural Resources Ltd.	750,838	31,911,828
Constellation Software, Inc.	15,171	26,661,905
Fairfax India Holdings Corp. (a)(b)	457,918	5,952,934
First Quantum Minerals Ltd.	374,346	8,862,587
Franco-Nevada Corp.	113,197	16,151,792
Thomson Reuters Corp.	93,702	11,271,345
Tourmaline Oil Corp.	242,316	8,757,914

TOTAL CANADA		109,570,305

Cayman Islands - 2.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	70,599	11,644,599
Anta Sports Products Ltd.	963,103	15,052,159
GlobalFoundries, Inc.	222,150	10,827,591
Li Ning Co. Ltd.	1,618,007	17,988,253
Medlive Technology Co. Ltd. (b)	88,181	458,444
Medlive Technology Co. Ltd.	264,500	1,306,352
Sea Ltd. ADR (a)	21,596	7,419,738
Tencent Holdings Ltd.	288,427	17,544,955
Zai Lab Ltd. ADR (a)	53,527	5,588,219

TOTAL CAYMAN ISLANDS		87,830,310

China - 0.7%
Kweichow Moutai Co. Ltd. (A Shares)	77,994	22,233,662
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	67,848	3,983,445
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	419,800	2,146,267

TOTAL CHINA		28,363,374

Curacao - 0.3%
Schlumberger Ltd.	403,022	13,001,490
Denmark - 1.7%
DSV A/S	201,905	46,922,910
GN Store Nord A/S	149,661	9,081,992
Vestas Wind Systems A/S	285,752	12,358,163

TOTAL DENMARK		68,363,065

France - 9.3%
Amundi SA (b)	164,635	14,664,007
BNP Paribas SA	600,186	40,174,790
Capgemini SA	186,927	43,498,436
Dassault Systemes SA	345,302	20,164,745
Edenred SA	173,511	9,381,067
Hermes International SCA	3,653	5,787,441
Legrand SA	217,374	23,713,359
LVMH Moet Hennessy Louis Vuitton SE	93,523	73,333,410
Pernod Ricard SA	175,181	40,238,585
Sanofi SA	78,152	7,849,913
Sartorius Stedim Biotech	34,033	18,734,731
Societe Generale Series A	497,121	16,605,807
Teleperformance	85,429	35,660,764
Worldline SA (a)(b)	289,366	16,852,468

TOTAL FRANCE		366,659,523

Germany - 7.2%
adidas AG	104,948	34,369,924
Allianz SE	169,245	39,354,438
Auto1 Group SE (b)	130,550	5,131,137
Brenntag SE	109,375	10,398,220
Deutsche Post AG	695,284	43,016,609
Hannover Reuck SE	109,191	19,943,518
Linde PLC	141,251	45,475,195
Merck KGaA	97,835	23,094,461
SAP SE	121,120	17,539,530
Siemens Healthineers AG (b)	423,841	28,153,113
SUSE SA (a)	147,885	6,381,752
Symrise AG	91,551	12,652,330

TOTAL GERMANY		285,510,227

Greece - 0.1%
Piraeus Financial Holdings SA (a)	1,474,838	2,506,222
Hong Kong - 2.5%
AIA Group Ltd.	5,686,571	63,729,464
Hong Kong Exchanges and Clearing Ltd.	184,540	11,166,562
Techtronic Industries Co. Ltd.	1,089,799	22,424,885

TOTAL HONG KONG		97,320,911

India - 4.0%
Axis Bank Ltd. (a)	708,341	7,012,061
HDFC Bank Ltd.	1,701,537	36,009,626
Housing Development Finance Corp. Ltd.	770,248	29,232,533
Kotak Mahindra Bank Ltd. (a)	945,398	25,618,640
Reliance Industries Ltd.	122,713	3,114,607
Reliance Industries Ltd.	1,708,706	57,817,432

TOTAL INDIA		158,804,899

Indonesia - 0.6%
PT Bank Central Asia Tbk	22,594,246	11,921,086
PT Bank Rakyat Indonesia Tbk	44,153,950	13,254,301

TOTAL INDONESIA		25,175,387

Ireland - 2.1%
Aon PLC	79,579	25,458,914
Flutter Entertainment PLC (a)	79,403	14,990,609
Kingspan Group PLC (Ireland)	210,716	24,271,078
Ryanair Holdings PLC sponsored ADR (a)	171,822	19,503,515

TOTAL IRELAND		84,224,116

Isle of Man - 0.2%
Entain PLC (a)	283,043	7,933,102
Italy - 0.9%
FinecoBank SpA	789,040	15,063,831
GVS SpA (b)	125,568	1,865,262
Recordati SpA	160,905	10,066,655
Reply SpA	41,601	8,064,820

TOTAL ITALY		35,060,568

Japan - 18.5%
Daikin Industries Ltd.	81,499	17,849,490
FUJIFILM Holdings Corp.	307,471	23,760,566
Fujitsu Ltd.	70,612	12,203,855
Hitachi Ltd.	724,598	41,754,642
Hoya Corp.	546,654	80,472,146
Itochu Corp.	982,420	28,019,471
Keyence Corp.	106,261	64,140,711
Minebea Mitsumi, Inc.	1,598,302	40,464,275
Misumi Group, Inc.	414,728	17,345,486
Money Forward, Inc. (a)	63,842	4,338,248
Murata Manufacturing Co. Ltd.	219,960	16,316,322
Nitori Holdings Co. Ltd.	55,789	10,249,026
NOF Corp.	93,571	4,696,010
ORIX Corp.	1,165,604	23,167,903
Pan Pacific International Holdings Ltd.	533,421	11,200,185
Persol Holdings Co. Ltd.	745,732	20,044,275
Recruit Holdings Co. Ltd.	660,625	43,944,127
Relo Group, Inc.	445,925	9,275,177
Seven & i Holdings Co. Ltd.	197,443	8,289,600
Shin-Etsu Chemical Co. Ltd.	268,518	47,885,639
Shiseido Co. Ltd.	245,654	16,391,750
SMC Corp.	50,865	30,354,463
Sony Group Corp.	380,239	44,030,299
Sugi Holdings Co. Ltd.	75,489	5,405,112
TIS, Inc.	413,782	11,272,610
Tokyo Electron Ltd.	74,710	34,817,332
Tsuruha Holdings, Inc.	175,018	21,587,631
Welcia Holdings Co. Ltd.	409,800	15,298,414
Z Holdings Corp.	3,059,055	18,990,678
ZOZO, Inc.	282,655	9,072,817

TOTAL JAPAN		732,638,260

Korea (South) - 1.0%
NAVER Corp.	35,636	12,326,518
Samsung Electronics Co. Ltd.	442,228	26,341,871

TOTAL KOREA (SOUTH)		38,668,389

Luxembourg - 1.0%
B&M European Value Retail SA	2,872,384	24,891,099
Eurofins Scientific SA	122,630	14,451,043

TOTAL LUXEMBOURG		39,342,142

Netherlands - 6.7%
Adyen BV (a)(b)	9,107	27,478,646
Airbus Group NV (a)	207,657	26,638,663
Argenx SE (a)	18,328	5,517,810
ASML Holding NV	141,534	115,050,156
Corbion NV	4,597	218,411
IMCD NV	121,802	27,041,238
NXP Semiconductors NV	133,915	26,898,167
Wolters Kluwer NV	350,314	36,705,845

TOTAL NETHERLANDS		265,548,936

New Zealand - 0.2%
Ryman Healthcare Group Ltd.	611,139	6,328,265
Norway - 0.8%
Schibsted ASA (A Shares)	622,950	32,128,614
Spain - 1.6%
Cellnex Telecom SA (b)	564,933	34,729,866
Industria de Diseno Textil SA (c)	805,958	29,105,916

TOTAL SPAIN		63,835,782

Sweden - 2.2%
EQT AB	150,418	7,927,246
Hexagon AB (B Shares)	1,629,602	26,226,326
Indutrade AB	990,623	28,825,884
Investor AB (B Shares)	680,924	15,691,064
Kry International AB (d)	663	274,098
Nibe Industrier AB (B Shares)	119,822	1,783,796
Nordnet AB	238,024	4,563,420

TOTAL SWEDEN		85,291,834

Switzerland - 8.3%
Dufry AG (a)	181,617	9,615,947
Idorsia Ltd. (a)	63,427	1,305,117
Julius Baer Group Ltd.	148,594	10,748,115
Lonza Group AG	58,757	48,168,419
Nestle SA (Reg. S)	637,362	84,072,654
Roche Holding AG (participation certificate)	264,191	102,346,059
Sika AG	135,906	46,014,482
Sonova Holding AG	50,012	20,663,543
Zur Rose Group AG (a)	15,188	5,391,110

TOTAL SWITZERLAND		328,325,446

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	332,803	37,839,701
United Kingdom - 8.4%
AstraZeneca PLC (United Kingdom)	366,844	45,892,676
Big Yellow Group PLC	637,515	12,903,848
Bridgepoint Group Holdings Ltd. (b)	1,386,186	9,409,442
Compass Group PLC (a)	838,766	17,799,145
Diageo PLC	650,545	32,365,712
Harbour Energy PLC (a)	1,226,054	5,896,198
JD Sports Fashion PLC	1,091,981	16,259,405
Jet2 PLC (a)	208,708	3,483,225
Lloyds Banking Group PLC	32,855,037	22,485,352
London Stock Exchange Group PLC	126,372	12,301,520
Ocado Group PLC (a)	238,348	5,881,227
Prudential PLC (a)	366,416	7,440,875
Prudential PLC (Hong Kong)(a)	1,572,130	32,154,743
RELX PLC (Euronext N.V.)	1,546,188	47,955,763
Rentokil Initial PLC	2,970,797	23,922,486
S4 Capital PLC (a)	698,325	6,938,329
Smith & Nephew PLC	1,365,182	23,576,794
Starling Bank Ltd. Series D (a)(d)(e)	2,144,800	3,799,262
WH Smith PLC (a)	75,980	1,624,206

TOTAL UNITED KINGDOM		332,090,208

United States of America - 4.7%
Alphabet, Inc. Class C (a)	8,504	25,217,847
Booking Holdings, Inc. (a)	4,575	11,075,069
Boston Scientific Corp. (a)	173,368	7,477,362
Dlocal Ltd. (c)	91,733	4,449,968
IQVIA Holdings, Inc. (a)	113,172	29,585,424
Marsh & McLennan Companies, Inc.	152,314	25,405,975
Marvell Technology, Inc.	365,078	25,007,843
MasterCard, Inc. Class A	55,757	18,707,589
NICE Systems Ltd. sponsored ADR (a)	75,596	21,395,180
Visa, Inc. Class A	84,698	17,936,495

TOTAL UNITED STATES OF AMERICA		186,258,752

TOTAL COMMON STOCKS
(Cost $2,507,531,758)		3,765,423,457

Preferred Stocks - 0.9%
Convertible Preferred Stocks - 0.9%
United States of America - 0.9%
Rivian Automotive, Inc.:
Series E (a)(e)	305,451	21,442,660
Series F (e)	69,602	4,886,060
Wasabi Holdings, Inc. Series C (d)(e)	743,562	8,078,504
		34,407,224
Nonconvertible Preferred Stocks - 0.0%
Sweden - 0.0%
Kry International AB Series E (d)	3,828	1,665,899
TOTAL PREFERRED STOCKS
(Cost $17,124,832)		36,073,123

Money Market Funds - 4.9%
Fidelity Cash Central Fund 0.06% (f)	161,099,700	161,131,920
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	33,869,309	33,872,696
TOTAL MONEY MARKET FUNDS
(Cost $195,003,994)		195,004,616
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $2,719,660,584)		3,996,501,196
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(34,565,668)
NET ASSETS - 100%		$3,961,935,528

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $144,695,319 or 3.7% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $38,206,486 or 1.0% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Rivian Automotive, Inc. Series E	7/10/20	$4,731,436
Rivian Automotive, Inc. Series F	1/19/21	$2,564,834
Starling Bank Ltd. Series D	6/18/21	$3,834,657
Wasabi Holdings, Inc. Series C	3/31/21	$8,078,504

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$131,471,076	$942,273,516	$912,612,927	$66,644	$255	$--	$161,131,920	0.3%
Fidelity Securities Lending Cash Central Fund 0.06%	7,526,485	151,516,310	125,170,099	48,828	--	--	33,872,696	0.1%
Total	$138,997,561	$1,093,789,826	$1,037,783,026	$115,472	$255	$--	$195,004,616

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$173,837,501	$106,434,394	$67,403,107	$--
Consumer Discretionary	428,391,851	218,683,798	201,629,549	8,078,504
Consumer Staples	259,192,555	75,781,682	183,410,873	--
Energy	120,499,469	120,499,469	--	--
Financials	621,401,382	379,125,242	238,476,878	3,799,262
Health Care	516,299,014	249,337,264	266,961,750	--
Industrials	780,300,240	490,171,989	290,128,251	--
Information Technology	675,493,897	388,953,138	284,600,762	1,939,997
Materials	203,901,646	138,415,931	65,485,715	--
Real Estate	22,179,025	12,903,848	9,275,177	--
Money Market Funds	195,004,616	195,004,616	--	--
Total Investments in Securities:	$3,996,501,196	$2,375,311,371	$1,607,372,062	$13,817,763

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $32,036,521) — See accompanying schedule: Unaffiliated issuers (cost $2,524,656,590)	$3,801,496,580
Fidelity Central Funds (cost $195,003,994)	195,004,616
Total Investment in Securities (cost $2,719,660,584)		$3,996,501,196
Receivable for investments sold		5,042,780
Receivable for fund shares sold		9,632,781
Dividends receivable		4,506,967
Reclaims receivable		5,206,319
Distributions receivable from Fidelity Central Funds		14,624
Other receivables		168,581
Total assets		4,021,073,248
Liabilities
Payable for investments purchased	$14,284,434
Payable for fund shares redeemed	2,329,809
Accrued management fee	1,930,839
Other payables and accrued expenses	6,719,942
Collateral on securities loaned	33,872,696
Total liabilities		59,137,720
Net Assets		$3,961,935,528
Net Assets consist of:
Paid in capital		$2,745,389,722
Total accumulated earnings (loss)		1,216,545,806
Net Assets		$3,961,935,528
Net Asset Value, offering price and redemption price per share ($3,961,935,528 ÷ 256,506,629 shares)		$15.45

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$55,984,507
Income from Fidelity Central Funds (including $48,828 from security lending)		115,472
Income before foreign taxes withheld		56,099,979
Less foreign taxes withheld		(6,892,706)
Total income		49,207,273
Expenses
Management fee	$22,217,975
Independent trustees' fees and expenses	14,455
Total expenses before reductions	22,232,430
Expense reductions	(14)
Total expenses after reductions		22,232,416
Net investment income (loss)		26,974,857
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	291,750,121
Fidelity Central Funds	255
Foreign currency transactions	(80,839)
Total net realized gain (loss)		291,669,537
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $4,016,865)	603,074,090
Assets and liabilities in foreign currencies	(147,996)
Total change in net unrealized appreciation (depreciation)		602,926,094
Net gain (loss)		894,595,631
Net increase (decrease) in net assets resulting from operations		$921,570,488

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,974,857	$22,622,118
Net realized gain (loss)	291,669,537	(40,918,880)
Change in net unrealized appreciation (depreciation)	602,926,094	312,657,068
Net increase (decrease) in net assets resulting from operations	921,570,488	294,360,306
Distributions to shareholders	(22,064,152)	(49,306,224)
Share transactions
Proceeds from sales of shares	1,357,060,441	880,189,889
Reinvestment of distributions	22,064,152	49,306,223
Cost of shares redeemed	(1,418,989,092)	(1,049,644,657)
Net increase (decrease) in net assets resulting from share transactions	(39,864,499)	(120,148,545)
Total increase (decrease) in net assets	859,641,837	124,905,537
Net Assets
Beginning of period	3,102,293,691	2,977,388,154
End of period	$3,961,935,528	$3,102,293,691
Other Information
Shares
Sold	93,633,650	77,942,373
Issued in reinvestment of distributions	1,661,457	4,402,341
Redeemed	(98,214,817)	(91,540,941)
Net increase (decrease)	(2,919,710)	(9,196,227)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Diversified International K6 Fund

Years ended October 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.96	$11.08	$9.69	$10.65	$10.00
Income from Investment Operations
Net investment income (loss)B	.10	.08	.16	.18	.03C
Net realized and unrealized gain (loss)	3.47	.98	1.36	(1.12)	.62
Total from investment operations	3.57	1.06	1.52	(.94)	.65
Distributions from net investment income	(.08)	(.15)	(.13)	(.02)	–
Distributions from net realized gain	–	(.03)	–	(.01)	–
Total distributions	(.08)	(.18)	(.13)	(.02)D	–
Net asset value, end of period	$15.45	$11.96	$11.08	$9.69	$10.65
Total ReturnE,F	30.00%	9.70%	15.89%	(8.83)%	6.50%
Ratios to Average Net AssetsG,H
Expenses before reductions	.60%	.60%	.60%	.60%	.60%I
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%I
Expenses net of all reductions	.60%	.59%	.59%	.58%	.60%I
Net investment income (loss)	.73%	.73%	1.59%	1.67%	.64%C,I
Supplemental Data
Net assets, end of period (000 omitted)	$3,961,936	$3,102,294	$2,977,388	$2,207,355	$296,146
Portfolio turnover rateJ	30%K	34%	48%K	48%K	27%K,L

 A For the period May 25, 2017 (commencement of operations) through October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .58%.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Diversified International K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,295,121,682
Gross unrealized depreciation	(36,062,574)
Net unrealized appreciation (depreciation)	$1,259,059,108
Tax Cost	$2,737,442,088

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$38,573,033
Capital loss carryforward	$(74,447,738)
Net unrealized appreciation (depreciation) on securities and other investments	$1,259,140,427

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(74,447,738)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$22,064,152	$ 49,306,223

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International K6 Fund	1,045,703,560	1,408,401,715

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Diversified International K6 Fund	8,576,678	54,044,218	128,650,169

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Diversified International K6 Fund	29,580,433	434,308,676

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Diversified International K6 Fund	$2,658

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Diversified International K6 Fund	14,699,991	31,448,509	5,938,367

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Diversified International K6 Fund	30,810

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Diversified International K6 Fund	$4,253	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $14.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from May 25, 2017 (commencement of operations) through October 31 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 25, 2017 (commencement of operations) through October 31 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Diversified International K6 Fund	.60%
Actual		$1,000.00	$1,085.00	$3.15
Hypothetical-C		$1,000.00	$1,022.18	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 4% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.0986 and $.0146 for the dividend paid December 7, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, and three-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, and three-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Diversified International K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Diversified International K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

DIFK6-ANN-1221
1.9883987.104

Fidelity® International Capital Appreciation K6 Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® International Capital Appreciation K6 Fund	27.93%	14.52%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$18,252	Fidelity® International Capital Appreciation K6 Fund
$14,042	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Sammy Simnegar:  For the fiscal year ending October 31, 2021, the fund gained 27.93%, underperforming the 29.85% result of the benchmark MSCI All Country World ex U.S. (Net MA) Index. From a regional standpoint, stock picks in emerging markets and Europe ex U.K. hurt the fund's relative result most. By sector, the primary detractors from performance versus the benchmark were an underweighting and security selection in financials, especially among banks. Stock picks and an overweighting in consumer discretionary, along with investment choices in communication services, also hampered the portfolio’s relative return. The biggest individual relative detractor was an overweight position in Tencent Holdings (-24%), which was among the fund's largest holdings the past 12 months. Another notable relative detractor was an outsized stake in Cellnex Telecom (-22%). The fund's non-benchmark holding in SolarEdge Technologies, a position not held at period end, returned about -32%. Conversely, an underweighting in emerging markets and an overweighting in Europe ex U.K. contributed to the fund's relative result. By sector, the primary contributors to performance versus the benchmark were security selection and an underweighting in health care, especially within the pharmaceuticals, biotechnology & life sciences industry. Also bolstering the fund's relative performance were strong stock picks and an overweighting in information technology and industrials. The biggest individual relative contributor was an overweight position in Sea Limited (+124%). Adding further value was an out-of-benchmark stake in Nvidia (+103%). Another notable relative contributor was an outsized stake in Ashtead Group (+132%). Notable changes in positioning this period include increased exposure to Canada and France. By sector, meaningful shifts include increased exposure to industrials stocks and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
France	13.2%
United States of America*	13.2%
Canada	9.1%
Netherlands	8.6%
Switzerland	7.6%
Japan	7.1%
Sweden	6.3%
United Kingdom	6.3%
India	5.3%
Other	23.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	99.3
Short-Term Investments and Net Other Assets (Liabilities)	0.7

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.0
Nestle SA (Reg. S) (Switzerland, Food Products)	2.5
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.4
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.9
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.7
Diageo PLC (United Kingdom, Beverages)	1.6
Recruit Holdings Co. Ltd. (Japan, Professional Services)	1.5
Canadian National Railway Co. (Canada, Road & Rail)	1.5
AIA Group Ltd. (Hong Kong, Insurance)	1.5
19.5

Top Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	28.4
Industrials	25.4
Consumer Discretionary	10.4
Health Care	9.2
Financials	8.9
Consumer Staples	6.6
Materials	6.3
Communication Services	2.4
Energy	1.7

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Australia - 1.2%
Aristocrat Leisure Ltd.	319,221	$11,209,455
Bailiwick of Jersey - 1.2%
Ferguson PLC	75,500	11,360,641
Bermuda - 1.1%
IHS Markit Ltd.	78,580	10,271,978
Canada - 9.1%
Brookfield Asset Management, Inc. Class A	214,900	12,977,811
Canadian National Railway Co.	106,539	14,159,288
Canadian Pacific Railway Ltd.	174,480	13,504,718
CGI, Inc. Class A (sub. vtg.) (a)	119,130	10,642,383
Constellation Software, Inc.	6,369	11,193,044
Thomson Reuters Corp.	93,000	11,186,902
Waste Connections, Inc. (Canada)	74,920	10,194,350

TOTAL CANADA		83,858,496

Cayman Islands - 2.2%
Sea Ltd. ADR (a)	29,900	10,272,743
Shenzhou International Group Holdings Ltd.	483,800	10,423,085

TOTAL CAYMAN ISLANDS		20,695,828

Denmark - 3.2%
DSV A/S	50,320	11,694,415
Novo Nordisk A/S Series B	159,200	17,457,062

TOTAL DENMARK		29,151,477

France - 13.2%
Air Liquide SA	74,190	12,386,603
Compagnie de St. Gobain	171,000	11,801,148
Dassault Systemes SA	195,830	11,435,966
Edenred SA	152,893	8,266,331
EssilorLuxottica SA	58,920	12,185,151
Hermes International SCA	7,391	11,709,547
LVMH Moet Hennessy Louis Vuitton SE	22,563	17,692,137
Pernod Ricard SA	51,880	11,916,691
Schneider Electric SA	78,680	13,565,862
Teleperformance	26,001	10,853,639

TOTAL FRANCE		121,813,075

Germany - 3.8%
Brenntag SE	109,000	10,362,569
Infineon Technologies AG	277,000	12,972,286
Merck KGaA	49,220	11,618,637

TOTAL GERMANY		34,953,492

Hong Kong - 2.7%
AIA Group Ltd.	1,258,000	14,098,420
Techtronic Industries Co. Ltd.	536,500	11,039,605

TOTAL HONG KONG		25,138,025

India - 5.3%
HDFC Bank Ltd.	502,514	10,634,703
Kotak Mahindra Bank Ltd. (a)	404,000	10,947,697
Reliance Industries Ltd.	454,000	15,361,984
Tata Consultancy Services Ltd.	258,300	11,708,876

TOTAL INDIA		48,653,260

Ireland - 3.6%
Accenture PLC Class A	29,600	10,620,184
Kingspan Group PLC (Ireland)	103,480	11,919,224
Linde PLC	32,960	10,520,832

TOTAL IRELAND		33,060,240

Japan - 7.1%
Hoya Corp.	79,290	11,672,166
Keyence Corp.	23,124	13,957,988
Recruit Holdings Co. Ltd.	215,200	14,314,893
Shin-Etsu Chemical Co. Ltd.	70,940	12,650,948
Tokyo Electron Ltd.	28,100	13,095,530

TOTAL JAPAN		65,691,525

Netherlands - 8.6%
Adyen BV (a)(b)	4,210	12,702,877
Akzo Nobel NV	94,620	10,874,631
ASM International NV (Netherlands)	26,350	11,922,279
ASML Holding NV (Netherlands)	27,020	21,964,565
Ferrari NV	47,460	11,247,071
Wolters Kluwer NV	106,030	11,109,806

TOTAL NETHERLANDS		79,821,229

Spain - 1.3%
Cellnex Telecom SA (b)	187,400	11,520,617
Sweden - 6.3%
ASSA ABLOY AB (B Shares)	421,900	12,379,671
Atlas Copco AB (A Shares)	192,000	12,336,469
Evolution AB (b)	72,520	11,730,878
Hexagon AB (B Shares)	702,113	11,299,596
Swedish Match Co. AB	1,215,200	10,694,552

TOTAL SWEDEN		58,441,166

Switzerland - 7.6%
Lonza Group AG	14,642	12,003,370
Nestle SA (Reg. S)	175,960	23,210,396
Partners Group Holding AG	7,288	12,715,793
Sika AG	34,760	11,768,895
TE Connectivity Ltd.	70,112	10,236,352

TOTAL SWITZERLAND		69,934,806

Taiwan - 3.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,305,200	27,660,445
United Kingdom - 6.3%
Ashtead Group PLC	136,700	11,456,827
Diageo PLC	286,600	14,258,834
London Stock Exchange Group PLC	101,900	9,919,325
RELX PLC (London Stock Exchange)	393,700	12,198,390
Rentokil Initial PLC	1,290,600	10,392,619

TOTAL UNITED KINGDOM		58,225,995

United States of America - 12.5%
Adobe, Inc. (a)	16,290	10,594,364
Autodesk, Inc. (a)	34,400	10,925,784
Danaher Corp.	33,440	10,425,589
MasterCard, Inc. Class A	29,069	9,753,231
MercadoLibre, Inc. (a)	6,796	10,065,012
Moody's Corp.	26,500	10,709,975
NICE Systems Ltd. sponsored ADR (a)	38,895	11,008,063
NVIDIA Corp.	45,940	11,745,480
Thermo Fisher Scientific, Inc.	17,048	10,792,577
Visa, Inc. Class A	44,981	9,525,626
Zoetis, Inc. Class A	47,620	10,295,444

TOTAL UNITED STATES OF AMERICA		115,841,145

TOTAL COMMON STOCKS
(Cost $645,824,892)		917,302,895

Money Market Funds - 1.9%
Fidelity Cash Central Fund 0.06% (c)
(Cost $17,246,777)	17,243,328	17,246,777
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $663,071,669)		934,549,672
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(11,316,704)
NET ASSETS - 100%		$923,232,968

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $35,954,372 or 3.9% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$14,003,831	$477,439,384	$474,195,721	$5,866	$(717)	$--	$17,246,777	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	1,018,225	45,966,558	46,984,783	6,337	--	--	--	0.0%
Total	$15,022,056	$523,405,942	$521,180,504	$12,203	$(717)	$--	$17,246,777

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$21,793,360	$21,793,360	$--	$--
Consumer Discretionary	96,262,336	68,147,114	28,115,222	--
Consumer Staples	60,080,473	22,611,243	37,469,230	--
Energy	15,361,984	15,361,984	--	--
Financials	82,003,724	47,351,276	34,652,448	--
Health Care	84,264,845	55,135,617	29,129,228	--
Industrials	236,103,014	184,041,440	52,061,574	--
Information Technology	263,231,250	138,141,997	125,089,253	--
Materials	58,201,909	33,164,358	25,037,551	--
Money Market Funds	17,246,777	17,246,777	--	--
Total Investments in Securities:	$934,549,672	$602,995,166	$331,554,506	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $645,824,892)	$917,302,895
Fidelity Central Funds (cost $17,246,777)	17,246,777
Total Investment in Securities (cost $663,071,669)		$934,549,672
Foreign currency held at value (cost $278,301)		278,220
Receivable for investments sold		1,335,571
Receivable for fund shares sold		546,082
Dividends receivable		533,098
Reclaims receivable		679,609
Distributions receivable from Fidelity Central Funds		716
Other receivables		159,861
Total assets		938,082,829
Liabilities
Payable to custodian bank	$104,883
Payable for investments purchased	11,944,426
Payable for fund shares redeemed	1,283,501
Accrued management fee	488,032
Other payables and accrued expenses	1,029,019
Total liabilities		14,849,861
Net Assets		$923,232,968
Net Assets consist of:
Paid in capital		$578,914,251
Total accumulated earnings (loss)		344,318,717
Net Assets		$923,232,968
Net Asset Value, offering price and redemption price per share ($923,232,968 ÷ 51,815,330 shares)		$17.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$9,444,617
Non-Cash dividends		575,182
Income from Fidelity Central Funds (including $6,337 from security lending)		12,203
Income before foreign taxes withheld		10,032,002
Less foreign taxes withheld		(1,245,919)
Total income		8,786,083
Expenses
Management fee	$6,050,720
Independent trustees' fees and expenses	3,608
Interest	1,483
Total expenses before reductions	6,055,811
Expense reductions	(52)
Total expenses after reductions		6,055,759
Net investment income (loss)		2,730,324
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,260)	88,247,815
Fidelity Central Funds	(717)
Foreign currency transactions	(444,571)
Total net realized gain (loss)		87,802,527
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $815,146)	124,236,995
Assets and liabilities in foreign currencies	(11,666)
Total change in net unrealized appreciation (depreciation)		124,225,329
Net gain (loss)		212,027,856
Net increase (decrease) in net assets resulting from operations		$214,758,180

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,730,324	$4,030,646
Net realized gain (loss)	87,802,527	(1,668,090)
Change in net unrealized appreciation (depreciation)	124,225,329	77,792,728
Net increase (decrease) in net assets resulting from operations	214,758,180	80,155,284
Distributions to shareholders	(3,677,736)	(5,098,696)
Share transactions
Proceeds from sales of shares	357,797,473	369,557,628
Reinvestment of distributions	3,677,736	5,098,696
Cost of shares redeemed	(410,282,639)	(213,105,501)
Net increase (decrease) in net assets resulting from share transactions	(48,807,430)	161,550,823
Total increase (decrease) in net assets	162,273,014	236,607,411
Net Assets
Beginning of period	760,959,954	524,352,543
End of period	$923,232,968	$760,959,954
Other Information
Shares
Sold	22,114,523	28,359,441
Issued in reinvestment of distributions	240,061	398,647
Redeemed	(24,934,580)	(16,664,986)
Net increase (decrease)	(2,579,996)	12,093,102

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Capital Appreciation K6 Fund

Years ended October 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$13.99	$12.40	$10.17	$11.01	$10.00
Income from Investment Operations
Net investment income (loss)B	.05	.08	.13C	.11	.02
Net realized and unrealized gain (loss)	3.85	1.62	2.18	(.92)	.99
Total from investment operations	3.90	1.70	2.31	(.81)	1.01
Distributions from net investment income	(.07)	(.11)	(.08)	(.02)	–
Distributions from net realized gain	–	–	–	(.01)	–
Total distributions	(.07)	(.11)	(.08)	(.03)	–
Net asset value, end of period	$17.82	$13.99	$12.40	$10.17	$11.01
Total ReturnD,E	27.93%	13.82%	22.90%	(7.36)%	10.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.65%	.65%	.65%	.65%	.65%H
Expenses net of fee waivers, if any	.65%	.65%	.65%	.65%	.65%H
Expenses net of all reductions	.65%	.61%	.63%	.58%	.65%H
Net investment income (loss)	.29%	.62%	1.16%C	.99%	.51%H
Supplemental Data
Net assets, end of period (000 omitted)	$923,233	$760,960	$524,353	$360,963	$175,404
Portfolio turnover rateI	149%	138%	144%J	158%J	81%J,K

 A For the period May 25, 2017 (commencement of operations) through October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .75%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity International Capital Appreciation K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends and foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$274,640,509
Gross unrealized depreciation	(4,958,462)
Net unrealized appreciation (depreciation)	$269,682,047
Tax Cost	$664,867,625

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$25,238,342
Undistributed long-term capital gain	$50,400,579
Net unrealized appreciation (depreciation) on securities and other investments	$269,708,815

The tax character of distributions paid was as follows:

	October 31, 2021	October 31. 2020
Ordinary Income	$3,677,736	$ 5,098,696

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation K6 Fund	1,360,660,148	1,417,308,251

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .65% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Capital Appreciation K6 Fund	$3,716

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Capital Appreciation K6 Fund	Borrower	$6,085,071.31%		$1,483

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Capital Appreciation K6 Fund	45,893,010	52,396,389	2,512,304

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Capital Appreciation K6 Fund	$682	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $52.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Capital Appreciation K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from May 25, 2017 (commencement of operations) through October 31 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 25, 2017 (commencement of operations) through October 31 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity International Capital Appreciation K6 Fund	.65%
Actual		$1,000.00	$1,080.00	$3.41
Hypothetical-C		$1,000.00	$1,021.93	$3.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Capital Appreciation K6 Fund voted to pay on December 6, 2021, to shareholders of record at the opening of business on December 3, 2021, a distribution of $1.405 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.043 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $50,400,579, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 5% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.0820 and $.0160 for the dividend paid December 7, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Capital Appreciation K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Capital Appreciation K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity International Capital Appreciation K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IVFK6-ANN-1221
1.9883991.104

Fidelity® Series Canada Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® Series Canada Fund	54.40%	11.76%

 A From August 15, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Canada Fund on August 15, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Canada Index performed over the same period.

Period Ending Values
$15,974	Fidelity® Series Canada Fund
$15,773	MSCI Canada Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Ryan Oldham:  For the fiscal year ending October 31, 2021, the fund gained 54.40%, outperforming the 49.47% result of the benchmark, the MSCI Canada Index (Net MA). From a regional standpoint, stock picks in Canada and a non-benchmark allocation stocks in the Netherlands contributed to the fund's relative result. Versus the benchmark, security selection added value, especially picks in the materials sector. Stock choices in energy and an underweighting in utilities also helped on a relative basis. Looking at individual stocks, not owning benchmark component Barrick Gold (-29%), a mining company, contributed to the fund’s relative performance, as did an outsized stake in Canadian National Resources, which gained roughly 178%. Canadian National Resources was among our largest holdings. Conversely, by sector, overweighting consumer staples, especially within the food & staples retailing industry, detracted versus the benchmark. Unhelpful picks in consumer discretionary also hampered the fund's relative result, as did stock selection in information technology. The biggest individual relative detractor was an overweight position in Wheaton Precious Metals (-11%). Notable changes in fund positioning for the 12 months included reduced exposure to the materials sector and added exposure to energy and industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Canada	98.5%
United States of America*	1.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	98.2
Bonds	0.3
Short-Term Investments and Net Other Assets (Liabilities)	1.5

Top Ten Stocks as of October 31, 2021

% of fund's net assets
The Toronto-Dominion Bank (Banks)	9.1
Canadian Pacific Railway Ltd. (Road & Rail)	6.4
Canadian National Railway Co. (Road & Rail)	5.0
Bank of Montreal (Banks)	5.0
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	4.8
Brookfield Asset Management, Inc. (Canada) Class A (Capital Markets)	4.8
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (Food & Staples Retailing)	4.8
Royal Bank of Canada (Banks)	4.7
Sun Life Financial, Inc. (Insurance)	3.8
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.4
51.8

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	31.6
Industrials	15.8
Energy	14.4
Materials	11.0
Information Technology	10.1
Consumer Staples	6.8
Consumer Discretionary	4.1
Communication Services	3.6
Health Care	0.7
Real Estate	0.4

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2021, the Fund did not have more than 25% of its total assets invested in any one industry.

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.1%
		Shares	Value
COMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 1.5%
TELUS Corp.		3,960,300	$90,847,541
Interactive Media & Services - 0.2%
VerticalScope Holdings, Inc.		516,000	11,048,804
Wireless Telecommunication Services - 1.6%
Rogers Communications, Inc. Class B (non-vtg.)		2,033,600	94,581,461

TOTAL COMMUNICATION SERVICES			196,477,806

CONSUMER DISCRETIONARY - 4.1%
Hotels, Restaurants & Leisure - 1.7%
Restaurant Brands International, Inc.		1,830,700	103,649,926
Multiline Retail - 2.1%
Dollarama, Inc.		2,838,000	128,278,701
Specialty Retail - 0.0%
Diversified Royalty Corp. (a)		1,091,400	2,469,231
Textiles, Apparel & Luxury Goods - 0.3%
Canada Goose Holdings, Inc. (a)(b)		436,883	16,203,078

TOTAL CONSUMER DISCRETIONARY			250,600,936

CONSUMER STAPLES - 6.8%
Beverages - 0.4%
GURU Organic Energy Corp. (b)(c)		1,231,500	15,921,138
GURU Organic Energy Corp. (c)		660,496	7,685,151
			23,606,289
Food & Staples Retailing - 6.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		7,726,500	289,806,181
George Weston Ltd.		434,100	46,903,565
Neighbourly Pharmacy, Inc.		237,375	5,859,572
North West Co., Inc.		1,197,500	32,540,340
			375,109,658
Personal Products - 0.2%
Jamieson Wellness, Inc. (d)		410,500	12,640,720

TOTAL CONSUMER STAPLES			411,356,667

ENERGY - 14.4%
Energy Equipment & Services - 0.3%
Computer Modelling Group Ltd.		2,492,800	10,917,078
Pason Systems, Inc.		823,700	6,123,174
			17,040,252
Oil, Gas & Consumable Fuels - 14.1%
Canadian Natural Resources Ltd.		6,946,300	295,228,975
Enbridge, Inc. (a)		4,892,400	204,930,524
Parkland Corp. (a)		1,814,300	52,790,032
PrairieSky Royalty Ltd. (a)		9,392,700	115,587,283
Suncor Energy, Inc.		7,227,400	190,087,161
			858,623,975

TOTAL ENERGY			875,664,227

FINANCIALS - 31.6%
Banks - 20.9%
Bank of Montreal (a)		2,764,400	300,139,325
Bank of Nova Scotia		1,971,800	129,275,899
Royal Bank of Canada (a)		2,754,900	286,753,570
The Toronto-Dominion Bank		7,628,930	553,800,150
			1,269,968,944
Capital Markets - 4.8%
Brookfield Asset Management, Inc. (Canada) Class A		4,843,588	292,431,234
Insurance - 5.9%
Fairfax Financial Holdings Ltd. (sub. vtg.)		23,500	9,517,918
Intact Financial Corp.		860,600	115,370,189
Sun Life Financial, Inc.		4,034,200	229,906,372
			354,794,479

TOTAL FINANCIALS			1,917,194,657

HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Andlauer Healthcare Group, Inc.		747,170	29,111,617
dentalcorp Holdings Ltd. (b)		1,122,300	15,053,474
			44,165,091
INDUSTRIALS - 15.8%
Commercial Services & Supplies - 2.1%
GFL Environmental, Inc. (a)		3,183,214	130,893,472
Professional Services - 2.3%
Thomson Reuters Corp.		1,150,500	138,392,805
Road & Rail - 11.4%
Canadian National Railway Co.		2,259,300	300,266,374
Canadian Pacific Railway Ltd. (a)		5,024,725	388,912,741
			689,179,115

TOTAL INDUSTRIALS			958,465,392

INFORMATION TECHNOLOGY - 10.0%
IT Services - 5.1%
CGI, Inc. Class A (sub. vtg.) (b)		1,277,200	114,097,634
Shopify, Inc. Class A (b)		134,200	195,945,446
			310,043,080
Software - 4.9%
ApplyBoard, Inc. (e)(f)		10,248	1,105,952
ApplyBoard, Inc. (non-vtg.) (e)(f)		2,527	272,711
Constellation Software, Inc.		83,800	147,272,271
Copperleaf Technologies, Inc.		108,200	2,263,492
Dye & Durham Ltd.		1,494,700	45,737,144
Open Text Corp.		1,955,700	98,511,909
			295,163,479

TOTAL INFORMATION TECHNOLOGY			605,206,559

MATERIALS - 11.0%
Chemicals - 3.0%
Nutrien Ltd.		2,594,178	181,315,770
Containers & Packaging - 1.3%
CCL Industries, Inc. Class B		1,454,200	79,489,843
Metals & Mining - 6.5%
Franco-Nevada Corp.		1,216,470	173,575,014
Lundin Mining Corp.		5,101,000	44,390,570
Wheaton Precious Metals Corp.		4,298,900	173,539,952
			391,505,536
Paper & Forest Products - 0.2%
Stella-Jones, Inc.		83,600	3,001,251
Western Forest Products, Inc.		5,926,600	10,247,999
			13,249,250

TOTAL MATERIALS			665,560,399

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Allied Properties (REIT) (a)		691,900	23,911,250
Real Estate Management & Development - 0.0%
Information Services Corp.		82,200	1,829,840

TOTAL REAL ESTATE			25,741,090

TOTAL COMMON STOCKS
(Cost $4,236,268,506)			5,950,432,824

Nonconvertible Preferred Stocks - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
ApplyBoard, Inc.:
Series A1 (e)(f)		12,606	1,360,424
Series A2 (e)(f)		9,868	1,064,943
Series A3 (e)(f)		563	60,758
Series D (e)(f)		27,521	2,970,033
Series Seed (e)(f)		3,768	406,638
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $4,705,692)			5,862,796
		Principal Amount(g)	Value

Convertible Bonds - 0.3%
COMMUNICATION SERVICES - 0.3%
Entertainment - 0.3%
Cineplex, Inc. 5.75% 9/30/25 (Cost $10,436,065)(d)	CAD	15,848,000	16,967,195
		Shares	Value

Money Market Funds - 16.8%
Fidelity Cash Central Fund 0.06% (h)		3,421,250	3,421,935
Fidelity Securities Lending Cash Central Fund 0.06% (h)(i)		1,018,136,380	1,018,238,194
TOTAL MONEY MARKET FUNDS
(Cost $1,021,660,129)			1,021,660,129
TOTAL INVESTMENT IN SECURITIES - 115.3%
(Cost $5,273,070,392)			6,994,922,944
NET OTHER ASSETS (LIABILITIES) - (15.3)%			(929,777,778)
NET ASSETS - 100%			$6,065,145,166

Currency Abbreviations

CAD – Canadian dollar

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,607,915 or 0.5% of net assets.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,241,459 or 0.1% of net assets.

 (f) Level 3 security

 (g) Amount is stated in United States dollars unless otherwise noted.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ApplyBoard, Inc.	6/4/21 - 6/30/21	$524,312
ApplyBoard, Inc. (non-vtg.)	6/30/21	$269,861
ApplyBoard, Inc. Series A1	6/4/21	$816,255
ApplyBoard, Inc. Series A2	6/4/21	$638,966
ApplyBoard, Inc. Series A3	6/4/21	$36,455
ApplyBoard, Inc. Series D	6/4/21	$2,970,033
ApplyBoard, Inc. Series Seed	6/4/21	$243,983

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$15,257,946	$1,011,651,454	$1,023,487,724	$18,580	$259	$--	$3,421,935	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	186,793,155	6,882,323,704	6,050,878,665	859,602	--	--	1,018,238,194	2.7%
Total	$202,051,101	$7,893,975,158	$7,074,366,389	$878,182	$259	$--	$1,021,660,129

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
GURU Organic Energy Corp.	$--	$100,390	$225,931	$--	$95,195	$10,897,226	$15,921,138
GURU Organic Energy Corp.	--	8,702,545	--	--	--	(1,017,394)	7,685,151
Total	$--	$8,802,935	$225,931	$--	$95,195	$9,879,832	$23,606,289

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$196,477,806	$196,477,806	$--	$--
Consumer Discretionary	250,600,936	250,600,936	--	--
Consumer Staples	411,356,667	403,671,516	7,685,151	--
Energy	875,664,227	875,664,227	--	--
Financials	1,917,194,657	1,917,194,657	--	--
Health Care	44,165,091	44,165,091	--	--
Industrials	958,465,392	958,465,392	--	--
Information Technology	611,069,355	603,827,896	--	7,241,459
Materials	665,560,399	665,560,399	--	--
Real Estate	25,741,090	25,741,090	--	--
Corporate Bonds	16,967,195	--	16,967,195	--
Money Market Funds	1,021,660,129	1,021,660,129	--	--
Total Investments in Securities:	$6,994,922,944	$6,963,029,139	$24,652,346	$7,241,459

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $952,334,126) — See accompanying schedule: Unaffiliated issuers (cost $4,237,683,806)	$5,949,656,526
Fidelity Central Funds (cost $1,021,660,129)	1,021,660,129
Other affiliated issuers (cost $13,726,457)	23,606,289
Total Investment in Securities (cost $5,273,070,392)		$6,994,922,944
Cash		122,086
Foreign currency held at value (cost $14,620,863)		14,597,312
Receivable for investments sold		5,759,043
Receivable for fund shares sold		66,183,197
Dividends receivable		9,309,306
Interest receivable		64,553
Distributions receivable from Fidelity Central Funds		113,611
Total assets		7,091,072,052
Liabilities
Payable for investments purchased	$3,093,572
Payable for fund shares redeemed	4,573,744
Other payables and accrued expenses	23,147
Collateral on securities loaned	1,018,236,423
Total liabilities		1,025,926,886
Net Assets		$6,065,145,166
Net Assets consist of:
Paid in capital		$4,297,451,329
Total accumulated earnings (loss)		1,767,693,837
Net Assets		$6,065,145,166
Net Asset Value, offering price and redemption price per share ($6,065,145,166 ÷ 410,615,100 shares)		$14.77

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$125,869,415
Interest		1,059,254
Income from Fidelity Central Funds (including $859,602 from security lending)		878,182
Income before foreign taxes withheld		127,806,851
Less foreign taxes withheld		(19,030,097)
Total income		108,776,754
Expenses
Custodian fees and expenses	$43,051
Independent trustees' fees and expenses	19,231
Interest	5,060
Total expenses		67,342
Net investment income (loss)		108,709,412
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,366,806
Fidelity Central Funds	259
Other affiliated issuers	95,195
Foreign currency transactions	981,709
Total net realized gain (loss)		22,443,969
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,906,083,690
Affiliated issuers	9,879,832
Assets and liabilities in foreign currencies	(7,128)
Total change in net unrealized appreciation (depreciation)		1,915,956,394
Net gain (loss)		1,938,400,363
Net increase (decrease) in net assets resulting from operations		$2,047,109,775

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$108,709,412	$86,913,211
Net realized gain (loss)	22,443,969	(55,339,667)
Change in net unrealized appreciation (depreciation)	1,915,956,394	(267,469,789)
Net increase (decrease) in net assets resulting from operations	2,047,109,775	(235,896,245)
Distributions to shareholders	(93,451,768)	(44,416,051)
Share transactions
Proceeds from sales of shares	1,111,955,563	2,526,093,509
Reinvestment of distributions	93,451,768	44,268,692
Cost of shares redeemed	(1,008,336,876)	(292,042,287)
Net increase (decrease) in net assets resulting from share transactions	197,070,455	2,278,319,914
Total increase (decrease) in net assets	2,150,728,462	1,998,007,618
Net Assets
Beginning of period	3,914,416,704	1,916,409,086
End of period	$6,065,145,166	$3,914,416,704
Other Information
Shares
Sold	82,470,040	248,580,533
Issued in reinvestment of distributions	8,063,138	4,017,123
Redeemed	(80,373,626)	(28,144,989)
Net increase (decrease)	10,159,552	224,452,667

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Canada Fund

Years ended October 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.77	$10.89	$9.99	$10.66	$10.00
Income from Investment Operations
Net investment income (loss)B	.28	.27	.27	.26	.06
Net realized and unrealized gain (loss)	4.97	(1.14)	.86	(.81)	.60
Total from investment operations	5.25	(.87)	1.13	(.55)	.66
Distributions from net investment income	(.25)	(.25)	(.23)	(.10)	–
Distributions from net realized gain	–	–	–	(.02)	–
Total distributions	(.25)	(.25)	(.23)	(.12)	–
Net asset value, end of period	$14.77	$9.77	$10.89	$9.99	$10.66
Total ReturnC,D	54.40%	(8.22)%	11.62%	(5.26)%	6.60%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	-%	- %H
Net investment income (loss)	2.13%	2.70%	2.63%	2.42%	2.62%H
Supplemental Data
Net assets, end of period (000 omitted)	$6,065,145	$3,914,417	$1,916,409	$1,385,499	$1,476,967
Portfolio turnover rateI	19%	14%	12%J	36%	3%K

 A For the period August 15, 2017 (commencement of operations) through October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Series Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,755,024,582
Gross unrealized depreciation	(55,317,540)
Net unrealized appreciation (depreciation)	$1,699,707,042
Tax Cost	$5,295,215,902

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$109,125,277
Capital loss carryforward	$(41,101,081)
Net unrealized appreciation (depreciation) on securities and other investments	$1,699,669,641

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,963,807)
Long-term	(37,137,274)
Total capital loss carryforward	$(41,101,081)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$93,451,768	$ 44,416,051

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Canada Fund	1,099,744,972	930,580,282

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Canada Fund	$157

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Canada Fund	Borrower	$36,682,438.31%		$5,060

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Canada Fund	33,213,910	6,428,397	345,201

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rate portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Canada Fund	$72,834	$–	$–

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Canada Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Canada Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2021 and for the period August 15, 2017 (commencement of operations) to October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the four years in the period ended October 31, 2021 and for the period August 15, 2017 (commencement of operations) to October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Series Canada Fund	- %-C
Actual		$1,000.00	$1,111.40	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 65% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 29, 2024.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SAD-ANN-1221
1.9883882.104

Fidelity® SAI International SMA Completion Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® SAI International SMA Completion Fund	26.03%	19.12%

 A From April 11, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International SMA Completion Fund on April 11, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$15,646	Fidelity® SAI International SMA Completion Fund
$13,094	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Co-Portfolio Managers Bill Bower and Tim Gannon:  For the fiscal year ending October 31, 2021, the fund gained 26.03%, trailing the 34.45% result of the benchmark MSCI EAFE Index (Net MA). Security selection in Europe ex U.K. and emerging markets, primarily driven by Korea (South), detracted from the fund's relative result. Versus the benchmark, security selection was the primary detractor, especially in the financials sector. Weak stock picks in information technology and consumer staples also hampered the fund's relative result. The fund's largest individual relative detractor was an overweighting in Nitori Holdings, which returned -11% the past 12 months. The company was among the fund's biggest holdings this period. The fund's non-benchmark stake in Samsung Electronics, one of our largest holdings at period end, returned -21% and also notably detracted. Also hurting performance was our overweighting in Orsted, which gained 0%. Orsted was not held at period end. In contrast, an underweighting and stock picks in Asia Pacific ex Japan and security selection in Japan contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark was security selection in industrials. Also boosting the fund's relative result was an underweighting in health care and an overweighting in information technology. Our non-benchmark stake in IMCD Group, a position we established this period, was the fund's biggest individual relative contributor, driven by an increase of approximately 38%. The fund's non-benchmark stake in Indutrade, one of our biggest holdings the past 12 months, gained 73%. Another notable relative contributor was an outsized stake in Recruit Holdings (+75%), which was one of our largest holdings as of October 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	31.3%
France	8.7%
India	7.4%
Germany	6.4%
United States of America*	4.9%
Norway	4.7%
Luxembourg	4.4%
Cayman Islands	4.3%
Korea (South)	3.8%
Other	24.1%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks and Equity Futures	97.0
Short-Term Investments and Net Other Assets (Liabilities)	3.0

Top Ten Stocks as of October 31, 2021

% of fund's net assets
Keyence Corp. (Japan, Electronic Equipment & Components)	6.8
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	5.4
Schibsted ASA (A Shares) (Norway, Media)	4.7
Minebea Mitsumi, Inc. (Japan, Machinery)	4.7
Recruit Holdings Co. Ltd. (Japan, Professional Services)	4.0
Teleperformance (France, Professional Services)	3.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.8
Z Holdings Corp. (Japan, Interactive Media & Services)	3.7
Hannover Reuck SE (Germany, Insurance)	3.4
B&M European Value Retail SA (Luxembourg, Multiline Retail)	3.1
43.5

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	25.9
Information Technology	14.5
Consumer Discretionary	13.8
Financials	13.7
Communication Services	10.7
Health Care	5.5
Energy	5.4
Consumer Staples	4.6
Materials	1.0

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 2.0%
Aristocrat Leisure Ltd.	334,280	$11,738,252
Belgium - 1.8%
UCB SA	90,194	10,749,646
Canada - 2.4%
Constellation Software, Inc.	7,998	14,055,890
Cayman Islands - 4.3%
Anta Sports Products Ltd.	668,720	10,451,302
Li Ning Co. Ltd.	1,342,020	14,919,958

TOTAL CAYMAN ISLANDS		25,371,260

France - 8.7%
Amundi SA (a)	136,677	12,173,793
Capgemini SA	38,890	9,049,812
Sartorius Stedim Biotech	13,300	7,321,480
Teleperformance	54,033	22,555,082

TOTAL FRANCE		51,100,167

Germany - 6.4%
Allianz SE	76,427	17,771,525
Hannover Reuck SE	108,013	19,728,359

TOTAL GERMANY		37,499,884

India - 7.4%
Kotak Mahindra Bank Ltd. (b)	436,653	11,832,536
Reliance Industries Ltd.	927,048	31,368,494

TOTAL INDIA		43,201,030

Indonesia - 3.2%
PT Bank Central Asia Tbk	19,230,360	10,146,246
PT Bank Rakyat Indonesia Tbk	27,573,932	8,277,248

TOTAL INDONESIA		18,423,494

Ireland - 2.5%
Kingspan Group PLC (Ireland)	124,986	14,396,367
Italy - 1.2%
Recordati SpA	108,339	6,777,983
Japan - 31.3%
Itochu Corp.	581,117	16,573,961
Keyence Corp.	65,916	39,787,871
Minebea Mitsumi, Inc.	1,074,158	27,194,500
Misumi Group, Inc.	250,139	10,461,754
Nitori Holdings Co. Ltd.	93,788	17,229,841
Recruit Holdings Co. Ltd.	349,217	23,229,572
Tsuruha Holdings, Inc.	110,025	13,571,056
Welcia Holdings Co. Ltd.	352,526	13,160,295
Z Holdings Corp.	3,459,282	21,475,296

TOTAL JAPAN		182,684,146

Korea (South) - 3.8%
Samsung Electronics Co. Ltd.	368,030	21,922,173
Luxembourg - 4.4%
B&M European Value Retail SA	2,106,066	18,250,449
Eurofins Scientific SA	62,292	7,340,654

TOTAL LUXEMBOURG		25,591,103

Netherlands - 3.1%
IMCD NV	80,511	17,874,231
Norway - 4.7%
Schibsted ASA (A Shares)	533,313	27,505,590
Spain - 2.3%
Cellnex Telecom SA (a)	219,657	13,503,651
Sweden - 3.1%
Indutrade AB	612,909	17,834,881
Switzerland - 1.0%
Sika AG	17,667	5,981,619
United Kingdom - 1.5%
JD Sports Fashion PLC	603,350	8,983,775
TOTAL COMMON STOCKS
(Cost $437,561,882)		555,195,142

Money Market Funds - 4.7%
Fidelity Cash Central Fund 0.06% (c)
(Cost $27,138,764)	27,133,337	27,138,764
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $464,700,646)		582,333,906
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,376,531
NET ASSETS - 100%		$583,710,437

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	95	Dec. 2021	$11,113,100	$(168,516)	$(168,516)

The notional amount of futures purchased as a percentage of Net Assets is 1.9%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,677,444 or 4.4% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$10,400,222	$216,490,998	$199,752,373	$12,487	$(83)	$--	$27,138,764	0.0%
Total	$10,400,222	$216,490,998	$199,752,373	$12,487	$(83)	$--	$27,138,764

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$62,484,537	$41,009,241	$21,475,296	$--
Consumer Discretionary	81,573,577	64,343,736	17,229,841	--
Consumer Staples	26,731,351	--	26,731,351	--
Energy	31,368,494	31,368,494	--	--
Financials	79,929,707	71,652,459	8,277,248	--
Health Care	32,189,763	32,189,763	--	--
Industrials	150,120,348	72,660,561	77,459,787	--
Information Technology	84,815,746	23,105,702	61,710,044	--
Materials	5,981,619	5,981,619	--	--
Money Market Funds	27,138,764	27,138,764	--	--
Total Investments in Securities:	$582,333,906	$369,450,339	$212,883,567	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(168,516)	$(168,516)	$--	$--
Total Liabilities	$(168,516)	$(168,516)	$--	$--
Total Derivative Instruments:	$(168,516)	$(168,516)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(168,516)
Total Equity Risk	0	(168,516)
Total Value of Derivatives	$0	$(168,516)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $437,561,882)	$555,195,142
Fidelity Central Funds (cost $27,138,764)	27,138,764
Total Investment in Securities (cost $464,700,646)		$582,333,906
Segregated cash with brokers for derivative instruments		633,166
Foreign currency held at value (cost $226)		238
Receivable for fund shares sold		815,233
Dividends receivable		586,192
Reclaims receivable		363,121
Distributions receivable from Fidelity Central Funds		1,301
Other receivables		46,704
Total assets		584,779,861
Liabilities
Payable for fund shares redeemed	$300,598
Payable for daily variation margin on futures contracts	66,025
Other payables and accrued expenses	702,801
Total liabilities		1,069,424
Net Assets		$583,710,437
Net Assets consist of:
Paid in capital		$434,617,703
Total accumulated earnings (loss)		149,092,734
Net Assets		$583,710,437
Net Asset Value, offering price and redemption price per share ($583,710,437 ÷ 37,751,609 shares)		$15.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$6,977,123
Income from Fidelity Central Funds		12,487
Income before foreign taxes withheld		6,989,610
Less foreign taxes withheld		(1,093,010)
Total income		5,896,600
Expenses
Independent trustees' fees and expenses	$1,634
Total expenses		1,634
Net investment income (loss)		5,894,966
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,646,115
Fidelity Central Funds	(83)
Foreign currency transactions	(147,642)
Futures contracts	949,750
Total net realized gain (loss)		31,448,140
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $702,802)	59,148,914
Assets and liabilities in foreign currencies	(26,327)
Futures contracts	(168,516)
Total change in net unrealized appreciation (depreciation)		58,954,071
Net gain (loss)		90,402,211
Net increase (decrease) in net assets resulting from operations		$96,297,177

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,894,966	$2,731,492
Net realized gain (loss)	31,448,140	(2,867,338)
Change in net unrealized appreciation (depreciation)	58,954,071	56,128,596
Net increase (decrease) in net assets resulting from operations	96,297,177	55,992,750
Distributions to shareholders	(3,364,042)	(161,972)
Share transactions
Proceeds from sales of shares	227,915,926	253,879,930
Reinvestment of distributions	919,885	81,661
Cost of shares redeemed	(56,420,352)	(38,266,771)
Net increase (decrease) in net assets resulting from share transactions	172,415,459	215,694,820
Total increase (decrease) in net assets	265,348,594	271,525,598
Net Assets
Beginning of period	318,361,843	46,836,245
End of period	$583,710,437	$318,361,843
Other Information
Shares
Sold	15,944,652	24,908,068
Issued in reinvestment of distributions	68,140	7,357
Redeemed	(3,970,533)	(3,680,692)
Net increase (decrease)	12,042,259	21,234,733

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI International SMA Completion Fund

Years ended October 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.38	$10.47	$10.00
Income from Investment Operations
Net investment income (loss)B	.19	.17C	.08
Net realized and unrealized gain (loss)	3.01	1.77	.39
Total from investment operations	3.20	1.94	.47
Distributions from net investment income	(.12)	(.03)	–
Total distributions	(.12)	(.03)	–
Net asset value, end of period	$15.46	$12.38	$10.47
Total ReturnD	26.03%	18.57%	4.70%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	- %H
Net investment income (loss)	1.30%	1.45%C	1.41%H
Supplemental Data
Net assets, end of period (000 omitted)	$583,710	$318,362	$46,836
Portfolio turnover rateI	37%	17%	24%H

 A For the period April 11, 2019 (commencement of operations) through October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity SAI International SMA Completion Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$131,272,100
Gross unrealized depreciation	(14,077,335)
Net unrealized appreciation (depreciation)	$117,194,765
Tax Cost	$465,139,141

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,484,663
Undistributed long-term capital gain	$17,132,708
Net unrealized appreciation (depreciation) on securities and other investments	$117,178,165

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$3,364,042	$ 161,972

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International SMA Completion Fund	317,017,478	160,477,978

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI International SMA Completion Fund	$86

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI International SMA Completion Fund	7,683,947	–	–

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity SAI International SMA Completion Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI International SMA Completion Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from April 11, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 11, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity SAI International SMA Completion Fund	- %C
Actual		$1,000.00	$1,105.10	$-D
Hypothetical-E		$1,000.00	$1,025.21	$-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI International SMA Completion Fund voted to pay on December 13, 2021, to shareholders of record at the opening of business on December 10, 2021, a distribution of $0.709 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.164 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $17,132,708, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 97% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividend distributed during the fiscal year as a section 199A dividend.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1115 and $0.0131 for the dividend paid December 14, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International SMA Completion Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also considered that the fund is available through fee-based programs and products offered by Fidelity and that FMR is compensated for its services out of such fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with limited exceptions.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ISM-ANN-1221
1.9893098.102

Fidelity® International Discovery K6 Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® International Discovery K6 Fund	33.43%	19.14%

 A From June 13, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery K6 Fund on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$15,188	Fidelity® International Discovery K6 Fund
$13,170	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager William Kennedy:  For the fiscal year ending October 31, 2021, the fund gained 33.43%, underperforming the 34.45% result of the benchmark MSCI EAFE (Net MA) Index. From a regional standpoint, an overweighting and stock picks in emerging markets, specifically China, along with investment choices in the U.K., detracted from the fund's relative result. Versus the benchmark, security selection was the primary detractor, especially in the consumer discretionary and communication services sector. Stock picks and an underweighting in energy also hindered the fund's relative result. Alibaba Group Holding, the fund's largest individual detractor, returned -39% this period and was sold in the past 12 months. Our second-largest detractor was Tencent Holdings (-24%), which also was no longer held at the end of the period. Another notable detractor was Stillfront Group, which returned approximately -62% the past 12 months. We increased our stake in the company over the period. All of these detractors were non-benchmark positions. Conversely, stock picks and underweightings in Japan and Asia Pacific Ex Japan contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our overweighting and investment choices in information technology. Also boosting the portfolio's relative result was our underweighting in consumer staples, positioning in the financials sector, and security selection in health care. The biggest individual relative contributor was an overweighting in Capgemini (+103%), a position we added to during the period. Also bolstering performance was our outsized stake in ASML Holding, which gained about 123% and was our top holding at period end. Another notable relative contributor was an overweighting in KBC Groupe (+90%), another holding that we increased the past 12 months. Notable changes to positioning include increased exposure to Japan and France. By sector, meaningful changes include increased exposure to energy, materials, and financials stocks and reduced allocations to the communication services, consumer staples and real estate sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
Japan	19.0%
United Kingdom	10.0%
Germany	8.8%
Switzerland	8.5%
France	7.8%
Netherlands	7.0%
Sweden	4.6%
United States of America*	4.4%
India	4.0%
Other	25.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	96.4
Short-Term Investments and Net Other Assets (Liabilities)	3.6

Top Ten Stocks as of October 31, 2021

% of fund's net assets
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.8
Nestle SA (Reg. S) (Switzerland, Food Products)	2.2
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.0
Recruit Holdings Co. Ltd. (Japan, Professional Services)	1.9
Daimler AG (Germany) (Germany, Automobiles)	1.9
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.5
Sony Group Corp. (Japan, Household Durables)	1.5
HDFC Bank Ltd. sponsored ADR (India, Banks)	1.5
Equinor ASA (Norway, Oil, Gas & Consumable Fuels)	1.4
19.6

Top Market Sectors as of October 31, 2021

% of fund's net assets
Financials	19.8
Industrials	18.0
Information Technology	14.7
Consumer Discretionary	13.7
Health Care	11.8
Materials	5.6
Consumer Staples	4.4
Communication Services	3.5
Energy	2.7
Real Estate	1.5

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Australia - 1.9%
Bapcor Ltd.	225,081	$1,346,072
Hyperion Metals Ltd. (a)	386,958	291,089
Lynas Rare Earths Ltd. (a)	453,960	2,503,132
National Storage REIT unit	1,630,978	2,932,299
Rio Tinto Ltd.	9	611
Technology One Ltd.	102,210	938,796

TOTAL AUSTRALIA		8,011,999

Austria - 1.2%
Erste Group Bank AG	69,965	3,000,631
Wienerberger AG	63,581	2,250,559

TOTAL AUSTRIA		5,251,190

Bailiwick of Jersey - 0.6%
Experian PLC	51,813	2,373,314
Belgium - 2.0%
Azelis Group NV	20,300	657,070
KBC Groep NV	60,244	5,610,365
UCB SA	19,478	2,321,458

TOTAL BELGIUM		8,588,893

Bermuda - 0.1%
AutoStore Holdings Ltd.	105,400	415,404
Brazil - 0.3%
CM Hospitalar SA	143,600	510,149
Rede D'Oregon Sao Luiz SA (b)	61,862	646,702

TOTAL BRAZIL		1,156,851

British Virgin Islands - 0.1%
Fix Price Group Ltd. GDR (Reg. S)	46,708	406,827
Canada - 1.0%
Constellation Software, Inc.	2,290	4,024,505
Topicus.Com, Inc.	4,257	475,060

TOTAL CANADA		4,499,565

Cayman Islands - 1.2%
Akeso, Inc. (a)(b)	112,371	629,699
Medlive Technology Co. Ltd. (b)	56,042	291,356
Medlive Technology Co. Ltd.	20,000	98,779
Sea Ltd. ADR (a)	9,216	3,166,341
Zai Lab Ltd. (a)	9,757	1,012,201

TOTAL CAYMAN ISLANDS		5,198,376

China - 0.4%
Kweichow Moutai Co. Ltd. (A Shares)	2,828	806,175
WuXi AppTec Co. Ltd. (H Shares) (b)	38,404	820,845

TOTAL CHINA		1,627,020

Denmark - 1.0%
A.P. Moller - Maersk A/S Series B	510	1,477,954
ORSTED A/S (b)	20,769	2,930,575

TOTAL DENMARK		4,408,529

Finland - 0.8%
Musti Group OYJ	23,636	928,443
Neste Oyj	45,105	2,512,693

TOTAL FINLAND		3,441,136

France - 7.8%
Antin Infrastructure Partners SA	8,512	323,732
AXA SA	106,415	3,095,931
BNP Paribas SA	60,912	4,077,281
Capgemini SA	24,906	5,795,696
Elior SA (a)(b)	58,209	458,915
Exclusive Networks SA	58,372	1,373,178
Hydrogen Refueling Solutions	8,370	310,107
LVMH Moet Hennessy Louis Vuitton SE	10,818	8,482,628
Societe Generale Series A	85,817	2,866,627
Teleperformance	7,088	2,958,755
VINCI SA	27,840	2,972,747
Worldline SA (a)(b)	18,322	1,067,060

TOTAL FRANCE		33,782,657

Germany - 8.8%
adidas AG	9,138	2,992,647
Allianz SE	18,367	4,270,868
Brenntag SE	25,291	2,404,401
Daimler AG (Germany)	81,072	8,035,487
Deutsche Post AG	94,913	5,872,184
Exasol AG (a)	5,167	52,443
Instone Real Estate Group BV (b)	49,345	1,300,576
Linde PLC	6,414	2,064,962
Merck KGaA	6,279	1,482,191
Nexus AG	14,722	1,283,205
Shop Apotheke Europe NV (a)(b)	8,617	1,304,924
Siemens AG	30,738	4,997,445
Siemens Healthineers AG (b)	20,335	1,350,727
SUSE SA (a)	14,857	641,131
Talanx AG	82	3,943

TOTAL GERMANY		38,057,134

Greece - 0.1%
Alpha Bank SA (a)	323,447	410,734
Piraeus Financial Holdings SA (a)	137,068	232,922

TOTAL GREECE		643,656

Hong Kong - 2.7%
AIA Group Ltd.	524,423	5,877,214
Antengene Corp. (b)	242,378	321,488
Hong Kong Exchanges and Clearing Ltd.	46,007	2,783,895
Techtronic Industries Co. Ltd.	138,037	2,840,399

TOTAL HONG KONG		11,822,996

Hungary - 1.0%
OTP Bank PLC (a)	52,932	3,179,056
Richter Gedeon PLC	35,489	994,179

TOTAL HUNGARY		4,173,235

India - 4.0%
Avenue Supermarts Ltd. (a)(b)	14,157	875,513
Axis Bank Ltd. (a)	82,305	814,760
Eicher Motors Ltd.	16,769	555,902
HDFC Bank Ltd. sponsored ADR	88,511	6,364,826
Housing Development Finance Corp. Ltd.	125,598	4,766,708
PVR Ltd. (a)	23,193	519,108
Reliance Industries Ltd.	1,000	25,381
Reliance Industries Ltd.	29,132	985,739
Reliance Industries Ltd. sponsored GDR (b)	16,395	1,114,860
Sunteck Realty Ltd.	80,664	495,521
Vijaya Diagnostic Centre Pvt Ltd.	72,230	543,978
Zomato Ltd. (c)	140,700	209,896

TOTAL INDIA		17,272,192

Ireland - 2.8%
Cairn Homes PLC	1,187,276	1,540,355
CRH PLC	93,152	4,457,680
Dalata Hotel Group PLC (a)	526,185	2,250,598
DCC PLC (United Kingdom)	253	21,142
Flutter Entertainment PLC (a)	9,174	1,731,973
Ryanair Holdings PLC (a)	3,200	62,801
Ryanair Holdings PLC sponsored ADR (a)	16,290	1,849,078

TOTAL IRELAND		11,913,627

Isle of Man - 0.2%
Entain PLC (a)	34,182	958,050
Italy - 1.0%
BFF Bank SpA (b)	135,004	1,207,940
Intesa Sanpaolo SpA	817,857	2,324,496
Reply SpA	5,032	975,510

TOTAL ITALY		4,507,946

Japan - 19.0%
Daiichi Sankyo Kabushiki Kaisha	96,809	2,442,722
FUJIFILM Holdings Corp.	47,545	3,674,155
Fujitsu Ltd.	11,350	1,961,618
Hitachi Ltd.	88,283	5,087,269
Hoya Corp.	45,452	6,690,923
Itochu Corp.	101,320	2,889,734
JEOL Ltd.	41,922	3,177,199
Keyence Corp.	9,663	5,832,730
Lifenet Insurance Co. (a)	44,257	440,871
Minebea Mitsumi, Inc.	175,290	4,437,824
Misumi Group, Inc.	38,206	1,597,919
Mitsubishi UFJ Financial Group, Inc.	242,955	1,332,243
Money Forward, Inc. (a)	7,459	506,861
ORIX Corp.	293,910	5,841,845
Persol Holdings Co. Ltd.	93,833	2,522,105
Recruit Holdings Co. Ltd.	121,457	8,079,200
Renesas Electronics Corp. (a)	283,507	3,487,541
SHIFT, Inc. (a)	4,111	948,076
Shin-Etsu Chemical Co. Ltd.	24,511	4,371,122
Shiseido Co. Ltd.	19,716	1,315,589
SMC Corp.	3,005	1,793,280
Sony Group Corp.	55,798	6,461,206
THK Co. Ltd.	29,271	629,433
TIS, Inc.	59,225	1,613,459
Z Holdings Corp.	491,026	3,048,300
ZOZO, Inc.	56,478	1,812,862

TOTAL JAPAN		81,996,086

Korea (South) - 0.3%
Samsung SDI Co. Ltd.	1,727	1,084,028
Luxembourg - 0.8%
B&M European Value Retail SA	132,931	1,151,935
Eurofins Scientific SA	18,777	2,212,731

TOTAL LUXEMBOURG		3,364,666

Netherlands - 7.0%
AerCap Holdings NV (a)	43,342	2,558,912
Airbus Group NV (a)	36,936	4,738,225
ASML Holding NV (Netherlands)	15,404	12,521,910
IMCD NV	5,735	1,273,226
ING Groep NV (Certificaten Van Aandelen)	205,467	3,116,710
NXP Semiconductors NV	19,897	3,996,511
RHI Magnesita NV	17,628	810,111
Universal Music Group NV	37,542	1,089,955

TOTAL NETHERLANDS		30,105,560

New Zealand - 0.9%
EBOS Group Ltd.	60,272	1,565,671
Ryman Healthcare Group Ltd.	229,328	2,374,662

TOTAL NEW ZEALAND		3,940,333

Norway - 2.1%
Equinor ASA	243,232	6,154,292
Schibsted ASA (A Shares)	47,430	2,446,200
Volue A/S	48,498	339,283

TOTAL NORWAY		8,939,775

Spain - 1.9%
Aena SME SA (a)(b)	5,446	894,432
Amadeus IT Holding SA Class A (a)	53,194	3,556,713
Cellnex Telecom SA (b)	61,008	3,750,533

TOTAL SPAIN		8,201,678

Sweden - 4.6%
ASSA ABLOY AB (B Shares)	92,958	2,727,636
EQT AB	49,817	2,625,428
Evolution AB (b)	15,518	2,510,201
HEXPOL AB (B Shares)	81,569	952,651
Industrivarden AB (A Shares)	3,028	99,852
Indutrade AB	130,326	3,792,323
Kry International AB (d)	71	29,353
Lagercrantz Group AB (B Shares)	33,278	445,618
Nibe Industrier AB (B Shares)	125,548	1,869,040
Nordnet AB	79,055	1,515,650
Stillfront Group AB (a)	200,830	896,112
Svenska Handelsbanken AB (A Shares)	196,863	2,256,511

TOTAL SWEDEN		19,720,375

Switzerland - 8.5%
Dufry AG (a)	11,659	617,301
Lonza Group AG	5,082	4,166,174
Nestle SA (Reg. S)	71,216	9,393,905
Partners Group Holding AG	2,961	5,166,227
Roche Holding AG (participation certificate)	31,180	12,078,951
Schindler Holding AG (participation certificate)	1,280	333,001
Sika AG	8,345	2,825,415
SKAN Group AG	2,600	205,081
Zur Rose Group AG (a)	4,673	1,658,721

TOTAL SWITZERLAND		36,444,776

Taiwan - 1.4%
MediaTek, Inc.	43,305	1,419,913
Taiwan Semiconductor Manufacturing Co. Ltd.	214,647	4,548,905

TOTAL TAIWAN		5,968,818

United Kingdom - 10.0%
Anglo American PLC (United Kingdom)	78,099	2,971,121
AstraZeneca PLC (United Kingdom)	18,179	2,274,217
Big Yellow Group PLC	88,983	1,801,092
Bytes Technology Group PLC	98,538	720,121
Compass Group PLC (a)	221,027	4,690,333
Dechra Pharmaceuticals PLC	33,701	2,361,421
Deliveroo PLC Class A (a)(b)(e)	199,062	736,368
Diageo PLC	92,818	4,617,852
Dr. Martens Ltd. (a)	174,046	878,447
Harbour Energy PLC (a)	135,342	650,871
JD Sports Fashion PLC	247,991	3,692,542
Jet2 PLC (a)	73,236	1,222,270
JTC PLC (b)	169,894	1,806,591
Lloyds Banking Group PLC	2,767,284	1,893,876
M&G PLC	1,401,861	3,833,197
Prudential PLC (a)	219,458	4,488,570
Smart Metering Systems PLC	117,112	1,307,833
Starling Bank Ltd. Series D (a)(d)	106,300	188,298
Vistry Group PLC	109,474	1,827,812
WH Smith PLC (a)	58,777	1,256,461
Zegona Communications PLC	11,706	17,142

TOTAL UNITED KINGDOM		43,236,435

United States of America - 0.8%
Dlocal Ltd.	10,106	490,242
MercadoLibre, Inc. (a)	1,031	1,526,932
NICE Systems Ltd. sponsored ADR (a)	4,825	1,365,572

TOTAL UNITED STATES OF AMERICA		3,382,746

TOTAL COMMON STOCKS
(Cost $362,437,258)		414,895,873

Preferred Stocks - 0.1%
Convertible Preferred Stocks - 0.1%
China - 0.1%
ByteDance Ltd. Series E1 (c)(d)	1,533	190,583
dMed Biopharmaceutical Co. Ltd. Series C (c)(d)	8,434	116,642
		307,225
India - 0.0%
Delhivery Private Ltd. Series H (c)(d)	173	82,294

TOTAL CONVERTIBLE PREFERRED STOCKS		389,519

Nonconvertible Preferred Stocks - 0.0%
Sweden - 0.0%
Kry International AB Series E (d)	413	179,733
TOTAL PREFERRED STOCKS
(Cost $561,023)		569,252

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.06% (f)	12,921,598	12,924,183
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	56,842	56,848
TOTAL MONEY MARKET FUNDS
(Cost $12,981,031)		12,981,031
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $375,979,312)		428,446,156
NET OTHER ASSETS (LIABILITIES) - 0.6%		2,446,058
NET ASSETS - 100%		$430,892,214

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $24,019,305 or 5.6% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $599,415 or 0.1% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ByteDance Ltd. Series E1	11/18/20	$167,977
Delhivery Private Ltd. Series H	5/20/21	$84,445
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$119,789
Zomato Ltd.	12/9/20 - 2/10/21	$98,598

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$2,542,177	$120,388,796	$110,006,748	$2,623	$(42)	$--	$12,924,183	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	8,694,721	8,637,873	13,698	--	--	56,848	0.0%
Total	$2,542,177	$129,083,517	$118,644,621	$16,321	$(42)	$--	$12,981,031

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$14,933,691	$11,885,391	$3,048,300	$--
Consumer Discretionary	58,365,117	36,090,891	22,274,226	--
Consumer Staples	18,667,755	3,340,409	15,327,346	--
Energy	11,443,836	11,443,836	--	--
Financials	86,022,879	52,710,976	33,123,605	188,298
Health Care	51,768,270	23,876,636	27,774,992	116,642
Industrials	77,048,757	35,031,206	41,935,257	82,294
Information Technology	64,256,304	27,677,352	36,179,283	399,669
Materials	23,498,453	11,698,530	11,799,923	--
Real Estate	6,529,488	6,529,488	--	--
Utilities	2,930,575	2,930,575	--	--
Money Market Funds	12,981,031	12,981,031	--	--
Total Investments in Securities:	$428,446,156	$236,196,321	$191,462,932	$786,903

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $52,657) — See accompanying schedule: Unaffiliated issuers (cost $362,998,281)	$415,465,125
Fidelity Central Funds (cost $12,981,031)	12,981,031
Total Investment in Securities (cost $375,979,312)		$428,446,156
Foreign currency held at value (cost $999,245)		999,198
Receivable for investments sold		4,038,080
Receivable for fund shares sold		284,899
Dividends receivable		421,127
Reclaims receivable		217,598
Distributions receivable from Fidelity Central Funds		1,274
Other receivables		447
Total assets		434,408,779
Liabilities
Payable for investments purchased	$2,176,392
Payable for fund shares redeemed	745,091
Accrued management fee	207,963
Other payables and accrued expenses	330,271
Collateral on securities loaned	56,848
Total liabilities		3,516,565
Net Assets		$430,892,214
Net Assets consist of:
Paid in capital		$377,828,412
Total accumulated earnings (loss)		53,063,802
Net Assets		$430,892,214
Net Asset Value, offering price and redemption price per share ($430,892,214 ÷ 28,777,182 shares)		$14.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$4,453,349
Non-Cash dividends		230,866
Income from Fidelity Central Funds (including $13,698 from security lending)		16,321
Income before foreign taxes withheld		4,700,536
Less foreign taxes withheld		(510,076)
Total income		4,190,460
Expenses
Management fee	$1,461,824
Independent trustees' fees and expenses	771
Interest	52
Total expenses before reductions	1,462,647
Expense reductions	(3)
Total expenses after reductions		1,462,644
Net investment income (loss)		2,727,816
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $28)	(609,545)
Fidelity Central Funds	(42)
Foreign currency transactions	(54,882)
Total net realized gain (loss)		(664,469)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $251,697)	43,693,717
Assets and liabilities in foreign currencies	(8,551)
Total change in net unrealized appreciation (depreciation)		43,685,166
Net gain (loss)		43,020,697
Net increase (decrease) in net assets resulting from operations		$45,748,513

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,727,816	$887,469
Net realized gain (loss)	(664,469)	(1,075,104)
Change in net unrealized appreciation (depreciation)	43,685,166	5,303,840
Net increase (decrease) in net assets resulting from operations	45,748,513	5,116,205
Distributions to shareholders	(779,078)	(520,387)
Share transactions
Proceeds from sales of shares	350,979,730	51,382,624
Reinvestment of distributions	779,078	520,387
Cost of shares redeemed	(69,009,150)	(14,746,418)
Net increase (decrease) in net assets resulting from share transactions	282,749,658	37,156,593
Total increase (decrease) in net assets	327,719,093	41,752,411
Net Assets
Beginning of period	103,173,121	61,420,710
End of period	$430,892,214	$103,173,121
Other Information
Shares
Sold	24,312,789	4,646,585
Issued in reinvestment of distributions	60,865	47,918
Redeemed	(4,731,209)	(1,412,960)
Net increase (decrease)	19,642,445	3,281,543

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Discovery K6 Fund

Years ended October 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.29	$10.49	$10.00
Income from Investment Operations
Net investment income (loss)B	.16	.12	.06C
Net realized and unrealized gain (loss)	3.60	.77	.43
Total from investment operations	3.76	.89	.49
Distributions from net investment income	(.08)	(.04)	–
Distributions from net realized gain	–	(.05)	–
Total distributions	(.08)	(.09)	–
Net asset value, end of period	$14.97	$11.29	$10.49
Total ReturnD,E	33.43%	8.51%	4.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%	.60%	.60%H
Expenses net of fee waivers, if any	.60%	.60%	.60%H
Expenses net of all reductions	.60%	.60%	.60%H
Net investment income (loss)	1.11%	1.16%	1.67%C,H
Supplemental Data
Net assets, end of period (000 omitted)	$430,892	$103,173	$61,421
Portfolio turnover rateI	58%J	42%J	59%J,K

 A For the period June 13, 2019 (commencement of operations) through October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .43%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity International Discovery K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$59,061,362
Gross unrealized depreciation	(9,595,253)
Net unrealized appreciation (depreciation)	$49,466,109
Tax Cost	$378,980,047

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,412,388
Capital loss carryforward	$(1,479,997)
Net unrealized appreciation (depreciation) on securities and other investments	$49,461,680

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,479,997)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$779,078	$ 520,387

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery K6 Fund	129,589,411	125,508,482

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Discovery K6 Fund	18,759,599	272,598,908

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Discovery K6 Fund	1,597,329	17,620,976

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Discovery K6 Fund	$144

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Discovery K6 Fund	Borrower	$2,063,667.30%		$52

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Discovery K6 Fund	2,441,786	3,407,300	(247,139)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Discovery K6 Fund	$1,450	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Discovery K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from June 13, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 13, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity International Discovery K6 Fund	.60%
Actual		$1,000.00	$1,048.30	$3.10
Hypothetical-C		$1,000.00	$1,022.18	$3.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0943 and $0.0133 for the dividend paid December 14, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Discovery K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations ended September 30 (June 30 for the period ended 2019) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity International Discovery K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IGI-K6-ANN-1221
1.9893917.102

Fidelity® Series Overseas Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® Series Overseas Fund	38.89%	18.05%

 A From June 21, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Overseas Fund on June 21, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$14,805	Fidelity® Series Overseas Fund
$12,947	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 29.85% for the 12 months ending October 31, 2021, with international equities rising amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. As 2021 began, investors saw reasons to be hopeful and the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. International stocks returned -3.18% for the month, but rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, followed by the U.K. (+44%) and Europe ex U.K (+41%). Conversely, emerging markets (+17%) and Japan (+20%) lagged most. By sector, energy (+74%) fared best by a wide margin. Financials (+50%) and information technology (+43%) also stood out. In contrast, communication services (+6%), consumer discretionary (+14%) and real estate (+17%) notably trailed the index.

Comments from Portfolio Manager Vincent Montemaggiore:  For the fiscal year ending October 31, 2021, the fund gained 38.89%, outperforming the 34.45% result of the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, the fund received notable boosts to performance versus the benchmark from its positioning in both Japan and Europe ex U.K. A non-benchmark allocation to the U.S. also contributed to the fund's relative result. By sector, the top contributor to performance versus the benchmark was security selection in industrials. Stock selection and an overweighting in information technology and security selection in health care also boosted the fund's relative result. The fund's biggest individual relative contributor was an outsized stake in ASM International, which gained 218% the past 12 months. Also bolstering performance was our overweighting in ASML Holding, which gained 124%. The company was the fund's largest holding. Additionally, the fund's non-benchmark stake in IMCD Group, one of our biggest holdings at period end, gained 93%. In contrast, stock picks in the U.K. and an overweighting and security selection in emerging markets, primarily driven by China, detracted from the fund's relative result. By sector, the largest detractor from performance versus the benchmark was stock selection in consumer discretionary. An underweighting and stock selection in energy and stock picks in financials also hampered the fund's relative result. Our non-benchmark stake in Alibaba Group Holding was the fund's largest individual relative detractor, due to its approximately -32% result. We exited this position by period end. Iberdrola, another position that was sold during the period, returned -11% while we held it and detracted from relative performance. Also holding back performance was our outsized stake in London Stock Exchange Group, which returned about -9%. Notable changes in positioning include a higher allocation to France and the Netherlands. By sector, meaningful changes in positioning include reduced exposure to consumer staples and a higher allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2021
France	14.9%
Japan	14.1%
Switzerland	10.7%
Netherlands	9.5%
United Kingdom	8.5%
United States of America*	7.9%
Germany	6.8%
Sweden	6.5%
Italy	2.5%
Other	18.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2021

% of fund's net assets
Stocks	97.9
Short-Term Investments and Net Other Assets (Liabilities)	2.1

Top Ten Stocks as of October 31, 2021

% of fund's net assets
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.2
Nestle SA (Reg. S) (Switzerland, Food Products)	2.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2
Capgemini SA (France, IT Services)	1.6
DSV A/S (Denmark, Air Freight & Logistics)	1.6
IMCD NV (Netherlands, Trading Companies & Distributors)	1.5
Diageo PLC (United Kingdom, Beverages)	1.5
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.5
Sony Group Corp. (Japan, Household Durables)	1.5
19.6

Top Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	23.7
Information Technology	19.0
Financials	17.5
Health Care	12.3
Consumer Discretionary	8.3
Consumer Staples	7.3
Materials	4.7
Energy	2.1
Communication Services	2.0
Real Estate	1.0

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Australia - 0.2%
Lynas Rare Earths Ltd. (a)	4,704,743	$25,941,918
Austria - 0.4%
Erste Group Bank AG	1,609,207	69,015,026
Bailiwick of Jersey - 0.9%
Ferguson PLC	901,500	135,650,573
Belgium - 1.1%
Azelis Group NV	721,300	23,347,038
KBC Groep NV	1,629,565	151,757,087

TOTAL BELGIUM		175,104,125

Bermuda - 2.0%
Genpact Ltd.	1,740,472	85,892,293
Hiscox Ltd.	4,555,872	51,937,038
IHS Markit Ltd.	1,335,700	174,602,704

TOTAL BERMUDA		312,432,035

Canada - 1.4%
Constellation Software, Inc.	109,570	192,561,130
Topicus.Com, Inc.	211,777	23,633,259

TOTAL CANADA		216,194,389

Cayman Islands - 0.6%
Parade Technologies Ltd.	1,440,000	92,311,007
Denmark - 2.0%
DSV A/S	1,024,431	238,078,720
GN Store Nord A/S	1,031,300	62,583,162

TOTAL DENMARK		300,661,882

Finland - 0.8%
Nordea Bank ABP	10,573,900	129,354,208
France - 14.9%
Air Liquide SA	865,500	144,502,023
ALTEN	787,894	126,784,121
Antin Infrastructure Partners SA	302,100	11,489,588
BNP Paribas SA	2,519,500	168,648,358
Capgemini SA	1,033,262	240,442,961
Compagnie de St. Gobain	1,621,000	111,869,363
Dassault Systemes SA	2,866,900	167,419,556
Edenred SA	2,367,727	128,013,813
Legrand SA	1,576,200	171,947,870
LVMH Moet Hennessy Louis Vuitton SE	437,539	343,083,809
Pernod Ricard SA	673,100	154,609,186
Safran SA	916,200	123,311,168
Teleperformance	492,728	205,680,238
Total SA	4,052,379	202,922,739

TOTAL FRANCE		2,300,724,793

Germany - 6.8%
adidas AG	393,232	128,781,436
Allianz SE	759,600	176,629,333
Auto1 Group SE (b)	158,300	6,221,823
Brenntag SE	1,048,600	99,689,815
Deutsche Borse AG	697,402	115,769,848
Hannover Reuck SE	726,516	132,696,695
Merck KGaA	711,500	167,953,275
SAP SE	438,376	63,481,744
Siemens Healthineers AG (b)	1,847,800	122,737,824
SUSE SA (a)	796,163	34,357,204

TOTAL GERMANY		1,048,318,997

Hong Kong - 1.5%
AIA Group Ltd.	20,187,788	226,244,765
India - 1.5%
HDFC Bank Ltd.	4,967,900	105,135,663
Reliance Industries Ltd.	3,581,000	121,170,185
Reliance Industries Ltd.	278,686	7,073,393

TOTAL INDIA		233,379,241

Ireland - 2.0%
Flutter Entertainment PLC (a)	357,602	67,512,208
Kingspan Group PLC (Ireland)	1,176,400	135,502,270
Linde PLC	314,900	100,516,080

TOTAL IRELAND		303,530,558

Italy - 2.5%
FinecoBank SpA	6,203,085	118,425,205
GVS SpA (b)	887,538	13,184,022
Moncler SpA	1,492,500	107,177,500
Recordati SpA	2,449,139	153,224,798

TOTAL ITALY		392,011,525

Japan - 14.1%
Advantest Corp.	771,200	63,229,092
Capcom Co. Ltd.	1,363,200	36,691,114
FUJIFILM Holdings Corp.	1,498,600	115,807,943
Hoya Corp.	1,553,407	228,674,802
Kao Corp.	1,315,468	74,413,485
Keyence Corp.	281,994	170,215,748
Misumi Group, Inc.	940,737	39,345,162
Nitori Holdings Co. Ltd.	424,034	77,899,502
Olympus Corp.	3,902,292	84,535,528
Persol Holdings Co. Ltd.	3,693,253	99,269,684
Recruit Holdings Co. Ltd.	3,361,046	223,573,481
Relo Group, Inc.	2,658,328	55,292,849
Shin-Etsu Chemical Co. Ltd.	736,400	131,324,473
SMC Corp.	216,421	129,152,528
Sony Group Corp.	1,962,000	227,192,494
Suzuki Motor Corp.	1,535,345	68,471,628
TIS, Inc.	2,292,300	62,448,838
Tokyo Electron Ltd.	437,000	203,656,458
Tsuruha Holdings, Inc.	711,832	87,801,065

TOTAL JAPAN		2,178,995,874

Korea (South) - 0.2%
Samsung Electronics Co. Ltd.	407,250	24,258,362
Netherlands - 9.5%
Akzo Nobel NV	877,400	100,839,161
ASM International NV (Netherlands)	303,300	137,230,633
ASML Holding NV (Netherlands)	607,528	493,859,669
Corbion NV	33,017	1,568,691
Euronext NV (b)	920,660	103,661,161
IMCD NV	1,067,751	237,051,187
Koninklijke Philips Electronics NV	2,274,623	107,305,739
Prosus NV	1,154,300	101,692,399
Prosus NV rights (a)(c)	1,171,500	189,596
Wolters Kluwer NV	1,793,151	187,886,076

TOTAL NETHERLANDS		1,471,284,312

Norway - 0.7%
Equinor ASA	400	10,121
Schibsted ASA (A Shares)	2,199,589	113,443,687

TOTAL NORWAY		113,453,808

Spain - 2.4%
Aena SME SA (a)(b)	504,000	82,775,211
Amadeus IT Holding SA Class A (a)	2,114,370	141,373,206
Cellnex Telecom SA (b)	2,301,425	141,482,588

TOTAL SPAIN		365,631,005

Sweden - 6.4%
AddTech AB (B Shares)	4,714,819	105,408,157
ASSA ABLOY AB (B Shares)	4,561,448	133,845,051
Atlas Copco AB (A Shares)	2,300,700	147,825,601
Hexagon AB (B Shares)	12,161,716	195,727,014
Indutrade AB	7,366,075	214,343,519
Kry International AB (d)	4,451	1,840,134
Nordnet AB	2,683,840	51,454,850
Swedish Match Co. AB	14,920,400	131,309,249

TOTAL SWEDEN		981,753,575

Switzerland - 10.7%
Julius Baer Group Ltd.	2,108,972	152,546,362
Lonza Group AG	247,215	202,664,459
Nestle SA (Reg. S)	3,203,701	422,591,317
Roche Holding AG (participation certificate)	877,412	339,904,314
Sika AG	589,221	199,495,970
Sonova Holding AG	423,433	174,950,529
Zurich Insurance Group Ltd.	358,050	158,695,196

TOTAL SWITZERLAND		1,650,848,147

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	6,228,684	132,001,341
United Kingdom - 8.5%
Beazley PLC (a)	10,782,256	57,548,620
Bridgepoint Group Holdings Ltd. (b)	5,502,031	37,347,830
Compass Group PLC (a)	7,629,687	161,906,783
Cranswick PLC	248,128	11,749,315
Dechra Pharmaceuticals PLC	1,368,763	95,908,894
Diageo PLC	4,727,747	235,213,397
Diploma PLC	1,539,631	63,296,142
Dr. Martens Ltd. (a)	1,251,700	6,317,596
Future PLC	608,400	29,375,039
London Stock Exchange Group PLC	885,654	86,212,854
RELX PLC (London Stock Exchange)	6,155,455	190,720,444
Rentokil Initial PLC	19,433,022	156,485,346
Smith & Nephew PLC	4,352,000	75,159,362
St. James's Place Capital PLC	4,817,000	104,125,462

TOTAL UNITED KINGDOM		1,311,367,084

United States of America - 5.8%
Ares Management Corp.	1,456,300	123,406,862
Boston Scientific Corp. (a)	1,610,346	69,454,223
CBRE Group, Inc. (a)	922,200	95,982,576
Equifax, Inc.	341,800	94,825,574
Intercontinental Exchange, Inc.	873,000	120,875,580
Marsh & McLennan Companies, Inc.	970,828	161,934,110
Moody's Corp.	242,600	98,046,790
Roper Technologies, Inc.	268,736	131,108,232

TOTAL UNITED STATES OF AMERICA		895,633,947

TOTAL COMMON STOCKS
(Cost $10,501,963,622)		15,086,102,497

Nonconvertible Preferred Stocks - 0.1%
Sweden - 0.1%
Kry International AB Series E (d)
(Cost $11,754,376)	25,711	11,189,113

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.06% (e)
(Cost $344,150,559)	344,081,742	344,150,559
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $10,857,868,557)		15,441,442,169
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(22,242,294)
NET ASSETS - 100%		$15,419,199,875

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $507,410,459 or 3.3% of net assets.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$60,601,341	$3,531,687,111	$3,248,138,368	$93,036	$475	$--	$344,150,559	0.6%
Fidelity Securities Lending Cash Central Fund 0.06%	--	846,845,805	846,845,805	431,848	--	--	--	0.0%
Total	$60,601,341	$4,378,532,916	$4,094,984,173	$524,884	$475	$--	$344,150,559

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$320,992,428	$284,301,314	$36,691,114	$--
Consumer Discretionary	1,296,446,774	417,702,962	878,743,812	--
Consumer Staples	1,117,687,014	297,667,750	820,019,264	--
Energy	331,176,438	128,253,699	202,922,739	--
Financials	2,712,958,491	1,815,475,293	897,483,198	--
Health Care	1,898,240,931	1,062,661,186	835,579,745	--
Industrials	3,656,591,154	2,541,501,636	1,115,089,518	--
Information Technology	2,907,734,639	1,202,599,627	1,692,105,765	13,029,247
Materials	704,188,316	428,361,820	275,826,496	--
Real Estate	151,275,425	95,982,576	55,292,849	--
Money Market Funds	344,150,559	344,150,559	--	--
Total Investments in Securities:	$15,441,442,169	$8,618,658,422	$6,809,754,500	$13,029,247

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $10,513,717,998)	$15,097,291,610
Fidelity Central Funds (cost $344,150,559)	344,150,559
Total Investment in Securities (cost $10,857,868,557)		$15,441,442,169
Foreign currency held at value (cost $945,059)		938,089
Receivable for investments sold		295,971,613
Receivable for fund shares sold		413,079
Dividends receivable		10,624,206
Reclaims receivable		17,994,258
Distributions receivable from Fidelity Central Funds		32,218
Total assets		15,767,415,632
Liabilities
Payable for investments purchased
Regular delivery	$102,809,865
Delayed delivery	189,596
Payable for fund shares redeemed	232,478,170
Other payables and accrued expenses	12,738,126
Total liabilities		348,215,757
Net Assets		$15,419,199,875
Net Assets consist of:
Paid in capital		$10,430,059,337
Total accumulated earnings (loss)		4,989,140,538
Net Assets		$15,419,199,875
Net Asset Value, offering price and redemption price per share ($15,419,199,875 ÷ 1,057,206,661 shares)		$14.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$202,689,882
Non-Cash dividends		9,275,272
Income from Fidelity Central Funds (including $431,848 from security lending)		524,884
Income before foreign taxes withheld		212,490,038
Less foreign taxes withheld		(28,075,720)
Total income		184,414,318
Expenses
Custodian fees and expenses	$1,049,466
Independent trustees' fees and expenses	54,684
Interest	9,758
Total expenses		1,113,908
Net investment income (loss)		183,300,410
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $942,020)	622,624,806
Fidelity Central Funds	475
Foreign currency transactions	270,927
Total net realized gain (loss)		622,896,208
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,840,486)	3,620,492,286
Assets and liabilities in foreign currencies	(583,669)
Total change in net unrealized appreciation (depreciation)		3,619,908,617
Net gain (loss)		4,242,804,825
Net increase (decrease) in net assets resulting from operations		$4,426,105,235

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	Year ended October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$183,300,410	$142,986,794
Net realized gain (loss)	622,896,208	(356,863,971)
Change in net unrealized appreciation (depreciation)	3,619,908,617	772,138,201
Net increase (decrease) in net assets resulting from operations	4,426,105,235	558,261,024
Distributions to shareholders	(148,790,299)	(30,070,456)
Share transactions
Proceeds from sales of shares	2,149,702,200	7,066,900,589
Reinvestment of distributions	148,790,299	30,070,456
Cost of shares redeemed	(2,664,983,793)	(2,343,591,546)
Net increase (decrease) in net assets resulting from share transactions	(366,491,294)	4,753,379,499
Total increase (decrease) in net assets	3,910,823,642	5,281,570,067
Net Assets
Beginning of period	11,508,376,233	6,226,806,166
End of period	$15,419,199,875	$11,508,376,233
Other Information
Shares
Sold	162,065,989	695,966,665
Issued in reinvestment of distributions	12,451,071	2,847,581
Redeemed	(201,460,713)	(225,265,842)
Net increase (decrease)	(26,943,653)	473,548,404

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Overseas Fund

Years ended October 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.62	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.17	.14	.06C
Net realized and unrealized gain (loss)	3.93	.32	.14
Total from investment operations	4.10	.46	.20
Distributions from net investment income	(.14)	(.04)	–
Total distributions	(.14)	(.04)	–
Net asset value, end of period	$14.58	$10.62	$10.20
Total ReturnD	38.89%	4.51%	2.00%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	.01%	.01%G
Expenses net of fee waivers, if any	.01%	.01%	.01%G
Expenses net of all reductions	.01%	.01%	.01%G
Net investment income (loss)	1.29%	1.35%	1.69%C,G
Supplemental Data
Net assets, end of period (000 omitted)	$15,419,200	$11,508,376	$6,226,806
Portfolio turnover rateH	33%	50%	12%I,J

 A For the period June 21, 2019 (commencement of operations) through October 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been .98%.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Series Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%.

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,789,091,319
Gross unrealized depreciation	(221,501,695)
Net unrealized appreciation (depreciation)	$4,567,589,624
Tax Cost	$10,873,852,545

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$165,467,079
Undistributed long-term capital gain	$268,396,168
Net unrealized appreciation (depreciation) on securities and other investments	$4,567,478,849

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$148,790,299	$ 30,070,456
Total	$148,790,299	$ 30,070,456

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Overseas Fund	4,548,274,086	5,055,503,002

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Overseas Fund	$7,165

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Overseas Fund	Borrower	$32,831,471.31%		$9,758

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Overseas Fund	276,075,694	263,879,944	35,993,656

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Overseas Fund	$40,799	$–	$–

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Overseas Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Overseas Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from June 21, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 21, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Series Overseas Fund	.01%
Actual		$1,000.00	$1,106.20	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Overseas Fund voted to pay on December 13, 2021, to shareholders of record at the opening of business on December 10, 2021, a distribution of $0.248 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.172 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $268,396,168, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 4% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 84% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 29, 2024.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SOV-ANN-1221
1.9894003.102

Fidelity® Infrastructure Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® Infrastructure Fund	21.96%	13.12%

 A From November 5, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Infrastructure Fund on November 5, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$12,780	Fidelity® Infrastructure Fund
$14,305	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index gained 37.70% for the 12 months ending October 31, 2021, with global equities rising amid improved global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. The period began with a shift in momentum. In November 2020, global stocks shrugged off a two-month retreat by gaining roughly 12%. As 2021 began, the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative and the index returned -4.10% for the month, due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. The index rebounded in October (+5.12%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, whereas emerging markets (+17%) lagged the most. Looking at sectors, energy (+87%) was the top performer by a wide margin, followed by financials (+60%). In contrast, notable “laggards” included the utilities (+14%) and consumer staples (+18%) sectors.

Comments from Portfolio Manager Pranay Kirpalani:  For the fiscal year ending October 31, 2021, the fund gained 21.96%, underperforming the 28.88% gain of the S&P Global Infrastructure Index, as well as the broad-based MSCI All Country World Index (Net MA). From a regional standpoint, an overweighting and stock picks in Europe and security selection in emerging markets detracted from the fund's relative result, whereas stock picks in Asia Pacific ex Japan contributed. Positioning among several segments detracted from the fund’s performance versus the benchmark, especially underweighting energy and transportation stocks and our non-benchmark positioning in real estate. Conversely, underweighting utilities stocks and our picks among providers of commercial & professional services added value versus the benchmark. Looking at individual stocks, underweighting midstream energy company ONEOK (+136%), a position we established this period, hurt more than any other fund holding the past 12 months. The fund's non-benchmark stake in Cellnex Telecom, one of our biggest holdings as of October 31, gained just 2% and detracted as well. The fund's top individual relative contributor was an outsized stake in Cheniere Energy, which gained 116% the past 12 months. This company was among the fund’s largest holdings at period end. The fund's non-benchmark stake in GFL Environmental also contributed. We added to our stake in GFL Environmental the past year. Notable changes in positioning by period end included increased exposure to energy firms and a lower allocation to electric utilities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2021

% of fund's net assets
Aena SME SA	7.1
NextEra Energy, Inc.	6.4
Enbridge, Inc.	5.3
Cheniere Energy, Inc.	5.0
The Williams Companies, Inc.	4.6
28.4

Top Five Market Sectors as of October 31, 2021

% of fund's net assets
Industrials	42.2
Energy	22.8
Utilities	14.4
Real Estate	9.4
Communication Services	5.4

Asset Allocation (% of fund's net assets)

As of October 31, 2021*
Stocks	94.2%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

 * Foreign investments - 57.1%

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
COMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 5.4%
Cellnex Telecom SA (a)	27,289	$1,677,621
Helios Towers PLC (b)	377,897	798,512
		2,476,133
ENERGY - 22.8%
Oil, Gas & Consumable Fuels - 22.8%
Cheniere Energy, Inc.	22,094	2,284,520
DT Midstream, Inc.	7,700	369,292
Enbridge, Inc.	58,144	2,435,508
Enterprise Products Partners LP	22,924	519,916
Equitrans Midstream Corp.	33,600	346,416
ONEOK, Inc.	14,300	909,766
Targa Resources Corp.	27,900	1,525,293
The Williams Companies, Inc.	76,054	2,136,357
		10,527,068
INDUSTRIALS - 42.2%
Commercial Services & Supplies - 5.3%
GFL Environmental, Inc. (c)	35,584	1,464,282
Waste Connections, Inc. (United States)	7,350	999,674
		2,463,956
Construction & Engineering - 4.9%
Ferrovial SA	48,531	1,529,336
VINCI SA	6,820	728,238
		2,257,574
Transportation Infrastructure - 32.0%
Aena SME SA (a)(b)	19,988	3,282,760
Aeroports de Paris SA (b)	11,547	1,533,723
Atlantia SpA (b)	90,778	1,753,012
Auckland International Airport Ltd. (b)	264,581	1,514,894
Flughafen Zuerich AG (b)	8,090	1,457,896
Fraport AG Frankfurt Airport Services Worldwide (b)	13,828	986,285
Getlink SE	98,115	1,506,797
Grupo Aeroportuario del Pacifico S.A.B. de CV sponsored ADR	7,400	934,472
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	5,458	1,100,606
Grupo Aeroportuario Norte S.A.B. de CV ADR (b)(c)	13,613	658,733
		14,729,178

TOTAL INDUSTRIALS		19,450,708

REAL ESTATE - 9.4%
Equity Real Estate Investment Trusts (REITs) - 9.4%
American Tower Corp.	3,235	912,173
CoreSite Realty Corp.	1,632	232,495
Crown Castle International Corp.	1,924	346,897
Digital Realty Trust, Inc.	3,080	486,055
Equinix, Inc.	706	590,971
Prologis (REIT), Inc.	5,119	742,050
SBA Communications Corp. Class A	1,206	416,468
Warehouses de Pauw	13,113	597,250
		4,324,359
UTILITIES - 14.4%
Electric Utilities - 9.3%
Energias de Portugal SA	40,700	229,788
NextEra Energy, Inc.	34,597	2,952,162
ORSTED A/S (a)	5,567	785,522
SSE PLC	14,167	319,035
		4,286,507
Independent Power and Renewable Electricity Producers - 2.2%
NextEra Energy Partners LP	6,794	586,322
The AES Corp.	17,690	444,550
		1,030,872
Multi-Utilities - 2.9%
Dominion Energy, Inc.	17,228	1,308,122

TOTAL UTILITIES		6,625,501

TOTAL COMMON STOCKS
(Cost $37,804,864)		43,403,769

Money Market Funds - 7.8%
Fidelity Cash Central Fund 0.06% (d)	2,707,410	2,707,951
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)	870,713	870,800
TOTAL MONEY MARKET FUNDS
(Cost $3,578,751)		3,578,751
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $41,383,615)		46,982,520
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(936,280)
NET ASSETS - 100%		$46,046,240

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,745,903 or 12.5% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$690,924	$31,270,697	$29,253,699	$1,193	$29	$--	$2,707,951	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	4,282,743	3,411,943	344	--	--	870,800	0.0%
Total	$690,924	$35,553,440	$32,665,642	$1,537	$29	$--	$3,578,751

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,476,133	$2,476,133	$--	$--
Energy	10,527,068	10,527,068	--	--
Industrials	19,450,708	16,167,948	3,282,760	--
Real Estate	4,324,359	4,324,359	--	--
Utilities	6,625,501	6,306,466	319,035	--
Money Market Funds	3,578,751	3,578,751	--	--
Total Investments in Securities:	$46,982,520	$43,380,725	$3,601,795	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	42.9%
Spain	14.1%
Canada	10.6%
France	8.2%
Mexico	5.8%
Italy	3.8%
New Zealand	3.3%
Switzerland	3.2%
United Kingdom	2.4%
Germany	2.2%
Denmark	1.7%
Belgium	1.3%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value (including securities loaned of $858,092) — See accompanying schedule: Unaffiliated issuers (cost $37,804,864)	$43,403,769
Fidelity Central Funds (cost $3,578,751)	3,578,751
Total Investment in Securities (cost $41,383,615)		$46,982,520
Receivable for investments sold		1,159
Receivable for fund shares sold		225,861
Dividends receivable		36,363
Distributions receivable from Fidelity Central Funds		169
Prepaid expenses		59
Receivable from investment adviser for expense reductions		18,196
Other receivables		838
Total assets		47,265,165
Liabilities
Payable for investments purchased	$228,757
Payable for fund shares redeemed	42,813
Accrued management fee	25,341
Other affiliated payables	10,987
Other payables and accrued expenses	40,227
Collateral on securities loaned	870,800
Total liabilities		1,218,925
Net Assets		$46,046,240
Net Assets consist of:
Paid in capital		$41,821,599
Total accumulated earnings (loss)		4,224,641
Net Assets		$46,046,240
Net Asset Value, offering price and redemption price per share ($46,046,240 ÷ 3,646,580 shares)		$12.63

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$576,060
Non-Cash dividends		69,807
Income from Fidelity Central Funds (including $344 from security lending)		1,537
Income before foreign taxes withheld		647,404
Less foreign taxes withheld		(48,215)
Total income		599,189
Expenses
Management fee	$250,890
Transfer agent fees	93,428
Accounting fees	14,446
Custodian fees and expenses	10,830
Independent trustees' fees and expenses	124
Registration fees	28,759
Audit	61,935
Legal	35
Miscellaneous	201
Total expenses before reductions	460,648
Expense reductions	(89,498)
Total expenses after reductions		371,150
Net investment income (loss)		228,039
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(634,048)
Fidelity Central Funds	29
Foreign currency transactions	(8,065)
Total net realized gain (loss)		(642,084)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	5,174,858
Assets and liabilities in foreign currencies	(287)
Total change in net unrealized appreciation (depreciation)		5,174,571
Net gain (loss)		4,532,487
Net increase (decrease) in net assets resulting from operations		$4,760,526

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	For the period November 5, 2019 (commencement of operations) through October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$228,039	$149,640
Net realized gain (loss)	(642,084)	(920,854)
Change in net unrealized appreciation (depreciation)	5,174,571	424,186
Net increase (decrease) in net assets resulting from operations	4,760,526	(347,028)
Distributions to shareholders	(149,403)	(9,940)
Share transactions
Proceeds from sales of shares	55,669,179	20,982,960
Reinvestment of distributions	140,331	9,617
Cost of shares redeemed	(27,136,405)	(7,873,597)
Net increase (decrease) in net assets resulting from share transactions	28,673,105	13,118,980
Total increase (decrease) in net assets	33,284,228	12,762,012
Net Assets
Beginning of period	12,762,012	–
End of period	$46,046,240	$12,762,012
Other Information
Shares
Sold	4,660,061	2,024,005
Issued in reinvestment of distributions	12,118	941
Redeemed	(2,248,442)	(802,103)
Net increase (decrease)	2,423,737	1,222,843

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Infrastructure Fund

Years ended October 31,	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$10.44	$10.00
Income from Investment Operations
Net investment income (loss)B	.07	.17
Net realized and unrealized gain (loss)	2.21	.31C
Total from investment operations	2.28	.48
Distributions from net investment income	(.09)	(.04)
Total distributions	(.09)	(.04)
Net asset value, end of period	$12.63	$10.44
Total ReturnD,E	21.96%	4.79%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.24%	2.24%H
Expenses net of fee waivers, if any	1.00%	1.00%H
Expenses net of all reductions	1.00%	.98%H
Net investment income (loss)	.61%	1.67%H
Supplemental Data
Net assets, end of period (000 omitted)	$46,046	$12,762
Portfolio turnover rateI	46%	50%H

 A For the period November 5, 2019 (commencement of operations) through October 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Infrastructure Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,121,293
Gross unrealized depreciation	(552,224)
Net unrealized appreciation (depreciation)	$5,569,069
Tax Cost	$41,413,451

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$193,177
Capital loss carryforward	$(1,500,853)
Net unrealized appreciation (depreciation) on securities and other investments	$5,532,316

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,500,853)
Total capital loss carryforward	$(1,500,853)

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020(a)
Ordinary Income	$149,403	$ 9,940

 (a) For the period November 5, 2019 (commencement of operations) through October 31, 2020.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Infrastructure Fund	42,933,339	15,923,540

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Infrastructure Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Infrastructure Fund	$384

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Infrastructure Fund	349,362	36,018	(6,024)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Infrastructure Fund	$61

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Infrastructure Fund	$30	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded 1.00% of average net assets. This reimbursement will remain in place through February 28, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $88,865.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $6.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $627.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Infrastructure Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2021 and for the period November 5, 2019 (commencement of operations) through October 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year ended October 31, 2021, and the changes in its net assets and financial highlights for the year ended October 31, 2021 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Infrastructure Fund	1.00%
Actual		$1,000.00	$1,036.10	$5.13
Hypothetical-C		$1,000.00	$1,020.16	$5.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 30% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.0936 and $.0109 for the dividend paid December 14, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Infrastructure Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Infrastructure Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratio of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked equal to the SLTG competitive median and below the ASPG competitive median for the period ended September 30, 2020.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 1.00% through February 28, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the Fidelity funds and servicing the Fidelity funds' shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the Fidelity funds. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the Fidelity funds, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ISF-ANN-1221
1.9896235.101

Fidelity® Enduring Opportunities Fund

Annual Report

October 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2021	Past 1 year	Life of fundA
Fidelity® Enduring Opportunities Fund	40.13%	29.44%

 A From November 5, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Enduring Opportunities Fund on November 5, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$16,706	Fidelity® Enduring Opportunities Fund
$14,305	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) Index gained 37.70% for the 12 months ending October 31, 2021, with global equities rising amid improved global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. The period began with a shift in momentum. In November 2020, global stocks shrugged off a two-month retreat by gaining roughly 12%. As 2021 began, the index recorded steady monthly gains. As part of the economic “reopening” trade, investors generally moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap, smaller companies they believed stood to benefit from a broad cyclical recovery. In early September, sentiment turned broadly negative and the index returned -4.10% for the month, due to inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraints and disruption, valuation concerns, and the fast-spreading delta variant of the coronavirus. The index rebounded in October (+5.12%) amid strength in corporate earnings and notable improvement in the global economy. By region, Canada (+50%) led the way, whereas emerging markets (+17%) lagged the most. Looking at sectors, energy (+87%) was the top performer by a wide margin, followed by financials (+60%). In contrast, notable “laggards” included the utilities (+14%) and consumer staples (+18%) sectors.

Comments from Co-Managers Niamh Brodie-Machura, Camille Carlstrom, and Tim Codrington:  For the fiscal year ending October 31, 2021, the fund gained 40.13%, outperforming the 37.70% result of the benchmark, the MSCI All Country World Index (Net MA). From a regional standpoint, stock choices in the U.S. and Europe ex U.K. contributed to the fund's relative result. Security selection added value overall, especially picks in the information technology, industrials and communication services sectors. Looking at individual stocks, owning a non-benchmark stake in Taiwan-based logic non-volatile memory company eMemory Technology (+279%) added more value than any other fund position. This company generated strong recurring revenue for the period. It also helped to own mobile advertising software company Digital Turbine (+144%), which reported a series of healthy quarterly revenue gains. We sold Digital Turbine from the fund in October. In contrast, stock picks in the U.K. and an overweighting and security selection in Japan slightly hurt the fund's relative result. By sector, underweighting energy and financials detracted on a relative basis, as did an overweighting in consumer discretionary. Not owning graphics chipmaker Nvidia, a benchmark component that gained 104%, hurt the fund’s relative performance. Underweighting electric vehicle maker Tesla, on average, which gained 187% for the 12 months, also detracted versus the benchmark. Notable changes in fund positioning for the 12 months included increased stakes in the consumer discretionary and information technology sectors and a decreased weighting in consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2021

% of fund's net assets
Microsoft Corp.	3.6
Amazon.com, Inc.	2.4
Tesla, Inc.	1.6
Alphabet, Inc. Class A	1.4
Alphabet, Inc. Class C	1.4
10.4

Top Five Market Sectors as of October 31, 2021

% of fund's net assets
Information Technology	22.7
Consumer Discretionary	19.5
Industrials	14.7
Financials	10.7
Communication Services	9.0

Asset Allocation (% of fund's net assets)

As of October 31, 2021 *
Stocks	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 40.8%

Schedule of Investments October 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATION SERVICES - 9.0%
Diversified Telecommunication Services - 0.2%
Elisa Corp. (A Shares)	527	$31,789
Entertainment - 2.0%
Live Nation Entertainment, Inc. (a)	656	66,354
Netflix, Inc. (a)	217	149,797
Sea Ltd. ADR (a)	143	49,131
The Walt Disney Co. (a)	794	134,242
Universal Music Group NV	1,290	37,452
		436,976
Interactive Media & Services - 6.2%
Adevinta ASA Class B (a)	1,686	27,751
Alphabet, Inc.:
Class A (a)	102	302,014
Class C (a)	100	296,541
Hemnet Group AB (a)	1,471	29,435
Kakao Corp.	472	50,520
Match Group, Inc. (a)	469	70,716
Meta Platforms, Inc. Class A (a)	845	273,417
NAVER Corp.	121	41,854
Rightmove PLC	2,609	24,687
Tencent Holdings Ltd.	2,181	132,670
Yandex NV Series A (a)	472	39,100
Z Holdings Corp.	6,321	39,241
		1,327,946
Media - 0.6%
Cable One, Inc.	24	41,069
Schibsted ASA (A Shares)	627	32,337
The New York Times Co. Class A	1,023	55,846
		129,252

TOTAL COMMUNICATION SERVICES		1,925,963

CONSUMER DISCRETIONARY - 19.5%
Auto Components - 0.6%
Aptiv PLC (a)	449	77,628
DENSO Corp.	712	51,617
		129,245
Automobiles - 2.4%
Ferrari NV	178	42,182
Maruti Suzuki India Ltd.	370	36,935
Tesla, Inc. (a)	308	343,112
Toyota Motor Corp.	5,608	98,948
		521,177
Diversified Consumer Services - 0.3%
Arco Platform Ltd. Class A (a)	1,098	18,721
Grand Canyon Education, Inc. (a)	526	41,922
		60,643
Hotels, Restaurants & Leisure - 3.9%
Airbnb, Inc. Class A	342	58,366
Burger King India Ltd.	14,645	29,825
Churchill Downs, Inc.	284	65,320
Compass Group PLC (a)	2,092	44,394
Domino's Pizza, Inc.	123	60,143
Evolution AB (b)	222	35,911
Hilton Worldwide Holdings, Inc. (a)	533	76,725
Jollibee Food Corp.	8,947	41,662
Jubilant Foodworks Ltd.	612	30,123
Marriott International, Inc. Class A (a)	471	75,369
Oriental Land Co. Ltd.	237	37,432
PointsBet Holdings Ltd. (a)	4,078	25,308
Starbucks Corp.	799	84,750
Vail Resorts, Inc.	167	57,567
Wingstop, Inc.	326	56,225
Yum! Brands, Inc.	489	61,096
		840,216
Household Durables - 0.4%
Maytronics Ltd.	1,407	33,197
NVR, Inc. (a)	11	53,843
		87,040
Internet & Direct Marketing Retail - 4.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	706	116,448
Amazon.com, Inc. (a)	154	519,354
Deliveroo PLC Class A (a)(b)	7,655	28,317
Delivery Hero AG (a)(b)	286	35,558
Doordash, Inc.	321	62,531
Meituan Class B (a)(b)	2,678	91,129
MercadoLibre, Inc. (a)	37	54,798
Prosus NV	683	59,701
Wayfair LLC Class A (a)	233	58,040
Zomato Ltd. (a)	17,301	30,364
		1,056,240
Leisure Products - 0.2%
Roland Corp.	825	33,920
Multiline Retail - 0.5%
B&M European Value Retail SA	5,153	44,654
Dollarama, Inc.	746	33,719
Next PLC	328	35,758
		114,131
Specialty Retail - 3.9%
Carvana Co. Class A (a)	218	66,093
Fast Retailing Co. Ltd.	55	36,510
Five Below, Inc. (a)	295	58,204
Floor & Decor Holdings, Inc. Class A (a)	546	74,212
JD Sports Fashion PLC	2,418	36,004
Lowe's Companies, Inc.	461	107,791
National Vision Holdings, Inc. (a)	912	56,216
Nitori Holdings Co. Ltd.	238	43,723
The Home Depot, Inc.	480	178,435
TJX Companies, Inc.	960	62,870
Ulta Beauty, Inc. (a)	173	63,553
WH Smith PLC (a)	1,394	29,799
Workman Co. Ltd.	394	20,949
		834,359
Textiles, Apparel & Luxury Goods - 2.4%
adidas AG	130	42,574
Hermes International SCA	29	45,945
lululemon athletica, Inc. (a)	156	72,698
LVMH Moet Hennessy Louis Vuitton SE	126	98,799
Moncler SpA	697	50,052
NIKE, Inc. Class B	732	122,456
PVH Corp.	442	48,324
Shenzhou International Group Holdings Ltd.	1,932	41,623
		522,471

TOTAL CONSUMER DISCRETIONARY		4,199,442

CONSUMER STAPLES - 5.2%
Beverages - 1.2%
Ambev SA	11,986	36,082
China Resources Beer Holdings Co. Ltd.	4,060	33,657
Davide Campari Milano NV	3,170	45,000
Kweichow Moutai Co. Ltd. (A Shares)	135	38,484
Monster Beverage Corp. (a)	607	51,595
Pernod Ricard SA	211	48,466
		253,284
Food & Staples Retailing - 2.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	992	37,208
Avenue Supermarts Ltd. (a)(b)	594	36,735
Casey's General Stores, Inc.	234	44,820
Clicks Group Ltd.	1,946	35,524
Cosmos Pharmaceutical Corp.	183	27,966
Costco Wholesale Corp.	245	120,427
Ocado Group PLC (a)	1,349	33,287
Wal-Mart de Mexico SA de CV Series V	11,892	41,479
Walmart, Inc.	850	127,007
Welcia Holdings Co. Ltd.	941	35,129
		539,582
Food Products - 0.5%
Barry Callebaut AG	13	30,072
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	2,392	43,697
Vietnam Dairy Products Corp.	8,104	32,307
		106,076
Household Products - 0.3%
Hindustan Unilever Ltd.	1,106	35,312
Unicharm Corp.	828	33,487
		68,799
Personal Products - 0.7%
Kao Corp.	658	37,222
L'Oreal SA	138	63,129
Shiseido Co. Ltd.	604	40,303
		140,654

TOTAL CONSUMER STAPLES		1,108,395

ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Cheniere Energy, Inc.	770	79,618
Hess Corp.	877	72,414
Parkland Corp.	979	28,486
PrairieSky Royalty Ltd.	3,064	37,706
Reliance Industries Ltd.	1,962	66,388
		284,612
FINANCIALS - 10.7%
Banks - 3.9%
Bank of America Corp.	3,450	164,841
Credicorp Ltd. (United States)	340	44,084
FinecoBank SpA	1,942	37,075
First Republic Bank	375	81,124
HDFC Bank Ltd.	1,632	34,538
JPMorgan Chase & Co.	1,272	216,100
KBC Groep NV	510	47,495
PNC Financial Services Group, Inc.	396	83,568
PT Bank Central Asia Tbk	93,809	49,495
SVB Financial Group (a)	114	81,784
		840,104
Capital Markets - 4.7%
Amundi SA (b)	348	30,996
Avanza Bank Holding AB	836	33,185
Bolsa Mexicana de Valores S.A.B. de CV	15,648	29,977
Brookfield Asset Management, Inc. (Canada) Class A	1,106	66,775
Charles Schwab Corp.	1,308	107,295
CME Group, Inc.	328	72,340
HDFC Asset Management Co. Ltd. (b)	855	30,196
Houlihan Lokey	645	72,292
HUB24 Ltd.	1,366	32,554
Moody's Corp.	196	79,213
Morningstar, Inc.	250	79,188
MSCI, Inc.	122	81,115
Netwealth Group Ltd.	2,295	29,867
Partners Group Holding AG	21	36,640
Raymond James Financial, Inc.	576	56,788
S&P Global, Inc.	175	82,978
St. James's Place Capital PLC	1,621	35,040
Value Partners Group Ltd.	55,561	28,564
VZ Holding AG	309	31,420
		1,016,423
Consumer Finance - 0.2%
Bajaj Finance Ltd.	405	39,985
Insurance - 1.6%
Arthur J. Gallagher & Co.	430	72,098
Assurant, Inc.	342	55,168
Chubb Ltd.	397	77,566
Hannover Reuck SE	177	32,329
HDFC Standard Life Insurance Co. Ltd. (b)	3,754	34,079
Lifenet Insurance Co. (a)	2,445	24,356
Linea Directa Aseguradora SA Compania de Seguros y Reaseguros	12,768	25,682
Qualitas Controladora S.A.B. de CV	6,030	27,933
		349,211
Thrifts & Mortgage Finance - 0.3%
Housing Development Finance Corp. Ltd.	1,459	55,372

TOTAL FINANCIALS		2,301,095

HEALTH CARE - 7.6%
Biotechnology - 0.5%
Abcam PLC (a)	1,484	33,592
Xencor, Inc. (a)	1,640	64,878
Zai Lab Ltd. (a)	176	18,258
		116,728
Health Care Equipment & Supplies - 3.7%
Align Technology, Inc. (a)	100	62,437
Boston Scientific Corp. (a)	1,635	70,518
Coloplast A/S Series B	210	34,233
Danaher Corp.	349	108,808
Fisher & Paykel Healthcare Corp.	1,534	34,308
Hoya Corp.	341	50,198
IDEXX Laboratories, Inc. (a)	108	71,943
Intuitive Surgical, Inc. (a)	264	95,338
Masimo Corp. (a)	194	55,007
ResMed, Inc.	252	66,253
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	575	33,759
Straumann Holding AG	23	47,779
The Cooper Companies, Inc.	138	57,535
		788,116
Health Care Providers & Services - 1.5%
Apollo Hospitals Enterprise Ltd.	519	29,511
Chemed Corp.	104	50,154
Humana, Inc.	159	73,642
UnitedHealth Group, Inc.	388	178,662
		331,969
Health Care Technology - 0.3%
Veeva Systems, Inc. Class A (a)	187	59,281
Life Sciences Tools & Services - 1.4%
10X Genomics, Inc. (a)	309	49,832
Lonza Group AG	56	45,908
Maravai LifeSciences Holdings, Inc.	1,276	53,962
Mettler-Toledo International, Inc. (a)	41	60,716
Sartorius Stedim Biotech	75	41,287
Wuxi Biologics (Cayman), Inc. (a)(b)	3,826	57,952
		309,657
Pharmaceuticals - 0.2%
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	4,682	35,990

TOTAL HEALTH CARE		1,641,741

INDUSTRIALS - 14.7%
Aerospace & Defense - 0.6%
Axon Enterprise, Inc. (a)	232	41,751
INVISIO AB	1,488	26,891
Northrop Grumman Corp.	188	67,157
		135,799
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	677	65,662
Deutsche Post AG	919	56,858
DSV A/S	184	42,762
Expeditors International of Washington, Inc.	514	63,356
ZTO Express, Inc. sponsored ADR	1,152	33,788
		262,426
Airlines - 0.1%
Ryanair Holdings PLC sponsored ADR (a)	249	28,264
Building Products - 1.6%
Allegion PLC	413	52,988
Armstrong World Industries, Inc.	577	60,960
ASSA ABLOY AB (B Shares)	1,529	44,865
Belimo Holding AG (Reg.)	59	34,281
Kingspan Group PLC (Ireland)	400	46,074
The AZEK Co., Inc. (a)	1,113	40,836
Trex Co., Inc. (a)	574	61,074
		341,078
Commercial Services & Supplies - 1.4%
Casella Waste Systems, Inc. Class A (a)	699	60,617
Cintas Corp.	149	64,532
Copart, Inc. (a)	461	71,589
GFL Environmental, Inc.	804	33,060
Prosegur Compania de Seguridad SA (Reg.)	10,044	28,447
Waste Connections, Inc. (Canada)	281	38,236
		296,481
Construction & Engineering - 0.1%
Sweco AB (B Shares)	1,932	30,753
Electrical Equipment - 1.2%
AMETEK, Inc.	422	55,873
Generac Holdings, Inc. (a)	139	69,300
Nidec Corp.	393	43,528
Somfy SA	210	41,269
Sungrow Power Supply Co. Ltd. (A Shares)	1,581	40,501
		250,471
Industrial Conglomerates - 0.7%
Honeywell International, Inc.	432	94,444
Roper Technologies, Inc.	128	62,447
		156,891
Machinery - 3.1%
Atlas Copco AB (A Shares)	705	45,298
ESCO Technologies, Inc.	601	50,821
Fortive Corp.	814	61,628
Haitian International Holdings Ltd.	9,789	28,686
IDEX Corp.	251	55,865
Indutrade AB	1,207	35,122
Kone OYJ (B Shares)	449	30,603
Kornit Digital Ltd. (a)	290	48,511
Metawater Co. Ltd.	1,826	30,897
Minebea Mitsumi, Inc.	1,141	28,887
Miura Co. Ltd.	682	26,233
Rational AG	25	24,842
Schindler Holding AG (participation certificate)	106	27,577
Shenzhen Inovance Technology Co. Ltd. (A Shares)	3,926	39,979
SMC Corp.	58	34,612
Spirax-Sarco Engineering PLC	164	35,024
Tocalo Co. Ltd.	1,809	22,183
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	9,796	36,274
		663,042
Marine - 0.2%
SITC International Holdings Co. Ltd.	11,098	37,585
Professional Services - 3.0%
BayCurrent Consulting, Inc.	61	25,316
Centre Testing International Group Co. Ltd. (A Shares)	5,000	21,567
CoStar Group, Inc. (a)	754	64,882
Equifax, Inc.	294	81,564
Experian PLC	1,056	48,370
Funai Soken Holdings, Inc.	1,032	28,671
Headhunter Group PLC ADR	622	32,879
IR Japan Holdings Ltd.	288	26,560
Recruit Holdings Co. Ltd.	1,061	70,577
RELX PLC (London Stock Exchange)	1,706	52,859
SaraminHR Co. Ltd.	823	32,221
Sporton International, Inc.	3,788	30,677
TriNet Group, Inc. (a)	579	58,624
Verisk Analytics, Inc.	316	66,445
		641,212
Road & Rail - 0.4%
Old Dominion Freight Lines, Inc.	239	81,583
Trading Companies & Distributors - 1.1%
AddTech AB (B Shares)	1,854	41,449
Ashtead Group PLC	591	49,532
IMCD NV	158	35,078
MonotaRO Co. Ltd.	1,424	32,455
SiteOne Landscape Supply, Inc. (a)	280	65,789
		224,303

TOTAL INDUSTRIALS		3,149,888

INFORMATION TECHNOLOGY - 22.7%
Communications Equipment - 0.2%
Lumentum Holdings, Inc. (a)	607	50,126
Electronic Equipment & Components - 2.5%
Amphenol Corp. Class A	860	66,022
Azbil Corp.	666	28,393
CDW Corp.	352	65,701
Cognex Corp.	732	64,116
Keyence Corp.	103	62,172
Lagercrantz Group AB (B Shares)	2,445	32,740
Murata Manufacturing Co. Ltd.	564	41,837
Renishaw PLC	354	24,344
Sunny Optical Technology Group Co. Ltd.	1,440	38,903
Teledyne Technologies, Inc. (a)	129	57,949
Zebra Technologies Corp. Class A (a)	126	67,278
		549,455
IT Services - 3.9%
Adyen BV (a)(b)	17	51,294
Afterpay Ltd. (a)	440	40,761
Amadeus IT Holding SA Class A (a)	585	39,115
Capgemini SA	209	48,635
Cloudflare, Inc. (a)	489	95,218
Edenred SA	512	27,682
EPAM Systems, Inc. (a)	122	82,135
FDM Group Holdings PLC	1,978	32,538
GMO Internet, Inc.	1,207	33,330
Kainos Group PLC	1,105	29,943
Keywords Studios PLC	1,020	39,588
Maximus, Inc.	620	52,433
Reply SpA	149	28,885
SHIFT, Inc. (a)	133	30,672
Shopify, Inc. Class A (a)	22	32,268
Softcat PLC	1,155	30,713
StoneCo Ltd. Class A (a)	594	20,113
Toast, Inc.	1,012	53,859
VeriSign, Inc. (a)	285	63,461
		832,643
Semiconductors & Semiconductor Equipment - 4.5%
ASM International NV (Netherlands)	111	50,223
ASML Holding NV (Netherlands)	163	132,503
BE Semiconductor Industries NV	311	28,387
Disco Corp.	126	33,969
eMemory Technology, Inc.	626	51,708
Entegris, Inc.	458	64,477
Lam Research Corp.	135	76,082
Monolithic Power Systems, Inc.	125	65,683
Silergy Corp.	262	43,094
Silicon Laboratories, Inc. (a)	339	63,990
Taiwan Semiconductor Manufacturing Co. Ltd.	8,779	186,049
Teradyne, Inc.	514	71,055
Tokyo Electron Ltd.	111	51,730
Universal Display Corp.	243	44,518
		963,468
Software - 11.6%
Adobe, Inc. (a)	225	146,331
Altium Ltd.	1,369	37,815
ANSYS, Inc. (a)	161	61,112
Atlassian Corp. PLC (a)	86	39,399
ATOSS Software AG	178	40,248
Black Knight, Inc. (a)	756	53,003
Cadence Design Systems, Inc. (a)	441	76,342
Ceridian HCM Holding, Inc. (a)	457	57,239
Constellation Software, Inc.	26	45,693
Coupa Software, Inc. (a)	224	51,005
CyberArk Software Ltd. (a)	236	42,506
Dassault Systemes SA	931	54,368
Fortnox AB	638	45,168
Manhattan Associates, Inc. (a)	432	78,425
Microsoft Corp.	2,364	783,950
Ming Yuan Cloud Group Holdings Ltd.	8,326	27,288
Money Forward, Inc. (a)	393	26,705
Nemetschek Se	357	40,939
Netcompany Group A/S (b)	232	26,355
Paycom Software, Inc. (a)	158	86,560
Salesforce.com, Inc. (a)	460	137,857
SAP SE	522	75,591
ServiceNow, Inc. (a)	134	93,500
SimCorp A/S	231	27,907
Synopsys, Inc. (a)	227	75,632
TeamViewer AG (a)(b)	1,013	15,119
Temenos Group AG	213	32,534
Topicus.Com, Inc.	323	36,045
Tyler Technologies, Inc. (a)	112	60,841
Workday, Inc. Class A (a)	236	68,435
Xero Ltd. (a)	365	41,051
		2,484,963

TOTAL INFORMATION TECHNOLOGY		4,880,655

MATERIALS - 3.3%
Chemicals - 3.1%
Air Products & Chemicals, Inc.	234	70,156
Albemarle Corp. U.S.	348	87,164
Asian Paints Ltd.	790	32,674
Ecolab, Inc.	318	70,666
Givaudan SA	9	42,356
Linde PLC	250	79,800
NOF Corp.	522	26,197
Quaker Chemical Corp.	207	50,889
Sherwin-Williams Co.	249	78,836
Shin-Etsu Chemical Co. Ltd.	267	47,615
Sika AG	172	58,235
Symrise AG	237	32,753
		677,341
Metals & Mining - 0.2%
Lynas Rare Earths Ltd. (a)	6,835	37,688

TOTAL MATERIALS		715,029

REAL ESTATE - 4.2%
Equity Real Estate Investment Trusts (REITs) - 3.1%
American Tower Corp.	293	82,617
ARGAN SA	201	25,234
Big Yellow Group PLC	1,256	25,423
Embassy Office Parks (REIT)	7,714	35,983
Equinix, Inc.	86	71,988
Equity Lifestyle Properties, Inc.	805	68,031
Extra Space Storage, Inc.	427	84,277
Irish Residential Properties REIT PLC	16,250	30,620
National Storage REIT unit	19,266	34,638
Prologis (REIT), Inc.	606	87,846
Safestore Holdings PLC	1,880	30,926
Sun Communities, Inc.	341	66,829
Warehouses de Pauw	632	28,785
		673,197
Real Estate Management & Development - 1.1%
Amasten Fastighets AB (a)	19,350	24,109
Ayala Land, Inc.	46,348	32,208
CBRE Group, Inc. (a)	630	65,570
Colliers International Group, Inc.	226	32,786
Longfor Properties Co. Ltd. (b)	6,255	30,389
Oberoi Realty Ltd. (a)	3,313	40,014
		225,076

TOTAL REAL ESTATE		898,273

UTILITIES - 0.9%
Electric Utilities - 0.6%
Equatorial Energia SA	7,515	30,466
NextEra Energy, Inc.	1,234	105,297
		135,763
Water Utilities - 0.3%
American Water Works Co., Inc.	321	55,912

TOTAL UTILITIES		191,675

TOTAL COMMON STOCKS
(Cost $15,481,079)		21,296,768

Nonconvertible Preferred Stocks - 0.2%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Sartorius AG (non-vtg.)
(Cost $18,252)	71	45,995

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.06% (c)
(Cost $97,273)	97,253	97,273
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $15,596,604)		21,440,036
NET OTHER ASSETS (LIABILITIES) - 0.2%		52,034
NET ASSETS - 100%		$21,492,070

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $504,030 or 2.3% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$165,944	$6,689,298	$6,757,962	$179	$(7)	$--	$97,273	0.0%
Total	$165,944	$6,689,298	$6,757,962	$179	$(7)	$--	$97,273

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,925,963	$1,661,678	$264,285	$--
Consumer Discretionary	4,199,442	3,600,398	599,044	--
Consumer Staples	1,108,395	871,159	237,236	--
Energy	284,612	284,612	--	--
Financials	2,301,095	2,242,201	58,894	--
Health Care	1,687,736	1,561,328	126,408	--
Industrials	3,149,888	2,702,883	447,005	--
Information Technology	4,880,655	4,016,162	864,493	--
Materials	715,029	641,217	73,812	--
Real Estate	898,273	898,273	--	--
Utilities	191,675	191,675	--	--
Money Market Funds	97,273	97,273	--	--
Total Investments in Securities:	$21,440,036	$18,768,859	$2,671,177	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	59.2%
Japan	6.3%
Cayman Islands	3.5%
United Kingdom	3.2%
India	2.7%
France	2.4%
Netherlands	2.4%
Germany	2.2%
Switzerland	2.1%
Canada	2.1%
Sweden	2.0%
China	1.5%
Taiwan	1.2%
Australia	1.2%
Ireland	1.0%
Others (Individually Less Than 1%)	7.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $15,499,331)	$21,342,763
Fidelity Central Funds (cost $97,273)	97,273
Total Investment in Securities (cost $15,596,604)		$21,440,036
Cash		49,684
Foreign currency held at value (cost $605)		602
Receivable for fund shares sold		38,009
Dividends receivable		9,885
Distributions receivable from Fidelity Central Funds		5
Prepaid expenses		23
Receivable from investment adviser for expense reductions		19,168
Other receivables		430
Total assets		21,557,842
Liabilities
Payable for fund shares redeemed	2
Accrued management fee	13,683
Audit Fee payable	30,732
Transfer agent fee payable	3,732
Other affiliated payables	673
Other payables and accrued expenses	16,950
Total liabilities		65,772
Net Assets		$21,492,070
Net Assets consist of:
Paid in capital		$15,212,431
Total accumulated earnings (loss)		6,279,639
Net Assets		$21,492,070
Net Asset Value, offering price and redemption price per share ($21,492,070 ÷ 1,287,967 shares)		$16.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2021
Investment Income
Dividends		$151,712
Income from Fidelity Central Funds		179
Income before foreign taxes withheld		151,891
Less foreign taxes withheld		(10,632)
Total income		141,259
Expenses
Management fee
Basic fee	$114,475
Performance adjustment	19,519
Transfer agent fees	38,246
Accounting fees and expenses	6,591
Custodian fees and expenses	24,183
Independent trustees' fees and expenses	60
Registration fees	21,776
Audit	63,104
Legal	19
Miscellaneous	326
Total expenses before reductions	288,299
Expense reductions	(104,473)
Total expenses after reductions		183,826
Net investment income (loss)		(42,567)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,316)	612,015
Fidelity Central Funds	(7)
Foreign currency transactions	(699)
Total net realized gain (loss)		611,309
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $5,734)	4,480,653
Assets and liabilities in foreign currencies	70
Total change in net unrealized appreciation (depreciation)		4,480,723
Net gain (loss)		5,092,032
Net increase (decrease) in net assets resulting from operations		$5,049,465

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2021	For the period November 5, 2019 (commencement of operations) through October 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(42,567)	$(6,444)
Net realized gain (loss)	611,309	(47,147)
Change in net unrealized appreciation (depreciation)	4,480,723	1,347,524
Net increase (decrease) in net assets resulting from operations	5,049,465	1,293,933
Distributions to shareholders	–	(1,356)
Distributions to shareholders from tax return of capital	–	(2,732)
Total distributions	–	(4,088)
Share transactions
Proceeds from sales of shares	11,858,773	10,792,557
Reinvestment of distributions	–	3,945
Cost of shares redeemed	(5,470,813)	(2,031,702)
Net increase (decrease) in net assets resulting from share transactions	6,387,960	8,764,800
Total increase (decrease) in net assets	11,437,425	10,054,645
Net Assets
Beginning of period	10,054,645	–
End of period	$21,492,070	$10,054,645
Other Information
Shares
Sold	815,088	1,035,277
Issued in reinvestment of distributions	–	381
Redeemed	(371,566)	(191,213)
Net increase (decrease)	443,522	844,445

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Enduring Opportunities Fund

Years ended October 31,	2021	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$11.91	$10.00
Income from Investment Operations
Net investment income (loss)B	(.04)	(.01)
Net realized and unrealized gain (loss)	4.82	1.93
Total from investment operations	4.78	1.92
Distributions from net investment income	–	–C
Tax Return of capital	–	(.01)
Total distributions	–	(.01)
Net asset value, end of period	$16.69	$11.91
Total ReturnD,E	40.13%	19.22%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.70%	2.63%H
Expenses net of fee waivers, if any	1.08%	1.10%H
Expenses net of all reductions	1.08%	1.09%H
Net investment income (loss)	(.25)%	(.10)%H
Supplemental Data
Net assets, end of period (000 omitted)	$21,492	$10,055
Portfolio turnover rateI	23%	17%H

 A For the period November 5, 2019 (commencement of operations) through October 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2021

1. Organization.

Fidelity Enduring Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,139,219
Gross unrealized depreciation	(391,098)
Net unrealized appreciation (depreciation)	$5,748,121
Tax Cost	$15,691,915

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$137,254
Undistributed long-term capital gain	$409,451
Net unrealized appreciation (depreciation) on securities and other investments	$5,732,936

The tax character of distributions paid was as follows:

	October 31, 2021	October 31, 2020
Ordinary Income	$–	$ 1,356
Tax Return of Capital	–	2,732
Total	$–	$ 4,088

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Enduring Opportunities Fund	10,067,500	3,741,810

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI ACWI (All Country World Index) Index, over the same 36 month performance period. The Fund's performance adjustment took effect in November 1, 2020. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annual management fee rate, including the performance adjustment, was .79% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Enduring Opportunities Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Enduring Opportunities Fund	$25

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Enduring Opportunities Fund	287,852	41,487	12,458

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Enduring Opportunities Fund	$28

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded 1.05% of average net assets (1.10% for the period November 1, 2020 through May 31, 2021). This reimbursement will remain in place through February 28, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $104,179.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $7.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $287.

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Enduring Opportunities Fund	20%

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Enduring Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Enduring Opportunities Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2021 and for the period November 5, 2019 (commencement of operations) through October 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year ended October 31, 2021, and the changes in its net assets and financial highlights for the year ended October 31, 2021 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 318 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period-B May 1, 2021 to October 31, 2021
Fidelity Enduring Opportunities Fund	1.07%
Actual		$1,000.00	$1,111.90	$5.70
Hypothetical-C		$1,000.00	$1,019.81	$5.45

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Enduring Opportunities Fund voted to pay on December 13, 2021, to shareholders of record at the opening of business on December 10, 2021, a distribution of $0.411 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.011 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $409,450, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Enduring Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance. The Board noted that there were portfolio management changes for the fund in July 2020 and November 2020. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Enduring Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period and that the fund commenced operations in 2019, the performance adjustment will take effect after the period shown in the chart above.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked above the SLTG competitive median and above the ASPG competitive median for the period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board also noted that the fund's total expense ratio was above its SLTG median primarily as a result of higher fixed other expenses (e.g., registration, audit, pricing and bookkeeping, and custody fees) due to lower asset levels. The Board considered that the fund is a new fund with low asset levels that is operating at its expense cap level.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 1.10% through February 28, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the Fidelity funds and servicing the Fidelity funds' shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the Fidelity funds. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IDF-ANN-1221
1.9896221.101

Item 2.

Code of Ethics

As of the end of the period, October 31, 2021, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity Diversified International K6 Fund, Fidelity Flex International Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity International Discovery K6 Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity SAI International SMA Completion Fund, Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Series Overseas Fund, Fidelity Total International Equity Fund and Fidelity Worldwide Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$52,300	$-	$11,600	$1,300
Fidelity Diversified International K6 Fund	$48,600	$-	$11,100	$1,200
Fidelity Flex International Fund	$48,900	$-	$10,400	$1,200
Fidelity Global Equity Income Fund	$42,800	$-	$9,000	$1,100
Fidelity International Capital Appreciation Fund	$47,600	$-	$11,100	$1,200
Fidelity International Capital Appreciation K6 Fund	$47,600	$-	$11,000	$1,200
Fidelity International Discovery K6 Fund	$47,100	$-	$11,100	$1,200
Fidelity International Small Cap Fund	$53,900	$-	$11,100	$1,400
Fidelity International Small Cap Opportunities Fund	$48,300	$-	$8,700	$1,200
Fidelity International Value Fund	$46,500	$-	$8,700	$1,200
Fidelity SAI International SMA Completion Fund	$44,600	$-	$11,100	$1,200
Fidelity Series Emerging Markets Fund	$45,400	$-	$11,200	$1,100
Fidelity Series Emerging Markets Opportunities Fund	$43,800	$-	$11,200	$1,100
Fidelity Series International Small Cap Fund	$43,100	$-	$8,700	$1,000
Fidelity Series International Value Fund	$43,000	$-	$8,700	$1,000
Fidelity Series Overseas Fund	$42,800	$-	$9,000	$1,100
Fidelity Total International Equity Fund	$50,500	$-	$10,600	$1,300
Fidelity Worldwide Fund	$48,000	$-	$9,000	$1,200

October 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$58,600	$-	$11,400	$1,200
Fidelity Diversified International K6 Fund	$56,600	$-	$11,100	$1,200
Fidelity Flex International Fund	$50,100	$-	$10,400	$1,200
Fidelity Global Equity Income Fund	$47,100	$-	$9,700	$1,100
Fidelity International Capital Appreciation Fund	$52,200	$-	$11,100	$1,200
Fidelity International Capital Appreciation K6 Fund	$52,200	$-	$11,300	$1,200
Fidelity International Discovery K6 Fund	$49,000	$-	$10,900	$1,100
Fidelity International Small Cap Fund	$55,100	$-	$11,100	$1,300
Fidelity International Small Cap Opportunities Fund	$49,500	$-	$8,800	$1,200
Fidelity International Value Fund	$47,600	$-	$8,800	$1,100
Fidelity SAI International SMA Completion Fund	$45,700	$-	$11,300	$1,100
Fidelity Series Emerging Markets Fund	$44,000	$-	$11,200	$1,100
Fidelity Series Emerging Markets Opportunities Fund	$42,400	$-	$11,400	$1,100
Fidelity Series International Small Cap Fund	$41,700	$-	$8,800	$1,000
Fidelity Series International Value Fund	$41,500	$-	$8,800	$1,000
Fidelity Series Overseas Fund	$47,200	$-	$9,000	$1,000
Fidelity Total International Equity Fund	$51,600	$-	$10,600	$1,200
Fidelity Worldwide Fund	$49,200	$-	$9,100	$1,200

A Amounts may reflect rounding

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Emerging Markets Discovery Fund, Fidelity Emerging Markets Fund, Fidelity Enduring Opportunities Fund, Fidelity Europe Fund, Fidelity Global Commodity Stock Fund, Fidelity Infrastructure Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Series Canada Fund, Fidelity Series International Growth Fund and Fidelity Total Emerging Markets Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$47,600	$4,800	$10,600	$1,600
Fidelity China Region Fund	$58,700	$5,700	$10,600	$1,900
Fidelity Emerging Asia Fund	$51,400	$5,100	$11,400	$1,700
Fidelity Emerging Markets Discovery Fund	$45,000	$4,600	$10,600	$1,500
Fidelity Emerging Markets Fund	$72,400	$5,800	$10,900	$2,000
Fidelity Enduring Opportunities Fund	$27,700	$2,700	$10,300	$900
Fidelity Europe Fund	$54,600	$5,300	$10,600	$1,800
Fidelity Global Commodity Stock Fund	$35,100	$3,300	$5,800	$1,100
Fidelity Infrastructure Fund	$35,700	$3,400	$9,000	$1,200
Fidelity International Discovery Fund	$67,300	$5,900	$20,500	$2,000
Fidelity International Growth Fund	$46,500	$4,700	$10,600	$1,600
Fidelity Japan Fund	$50,600	$5,200	$10,600	$1,700
Fidelity Japan Smaller Companies Fund	$42,100	$4,300	$10,600	$1,500
Fidelity Latin America Fund	$52,500	$5,200	$10,600	$1,700
Fidelity Nordic Fund	$41,600	$4,300	$10,600	$1,400
Fidelity Overseas Fund	$53,000	$5,300	$13,200	$1,800
Fidelity Pacific Basin Fund	$51,100	$5,200	$12,300	$1,700
Fidelity Series Canada Fund	$42,200	$4,300	$10,700	$1,500
Fidelity Series International Growth Fund	$40,300	$3,900	$10,900	$1,300
Fidelity Total Emerging Markets Fund	$51,800	$5,000	$9,800	$1,700

October 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$52,000	$4,600	$10,600	$1,900
Fidelity China Region Fund	$59,500	$5,500	$10,600	$2,200
Fidelity Emerging Asia Fund	$55,800	$4,900	$10,600	$2,000
Fidelity Emerging Markets Discovery Fund	$45,700	$4,400	$10,600	$1,800
Fidelity Emerging Markets Fund	$66,100	$5,700	$10,900	$2,300
Fidelity Enduring Opportunities Fund	$24,400	$2,300	$6,300	$900
Fidelity Europe Fund	$55,400	$5,200	$10,600	$2,100
Fidelity Global Commodity Stock Fund	$35,700	$3,300	$5,800	$1,300
Fidelity Infrastructure Fund	$31,600	$2,800	$7,200	$1,100
Fidelity International Discovery Fund	$90,400	$5,700	$13,100	$2,300
Fidelity International Growth Fund	$47,300	$4,500	$10,600	$1,800
Fidelity Japan Fund	$54,200	$5,000	$10,600	$2,000
Fidelity Japan Smaller Companies Fund	$42,800	$4,200	$10,600	$1,700
Fidelity Latin America Fund	$53,200	$5,000	$10,600	$2,000
Fidelity Nordic Fund	$42,300	$4,200	$10,600	$1,700
Fidelity Overseas Fund	$58,700	$5,200	$13,100	$2,100
Fidelity Pacific Basin Fund	$51,900	$5,000	$12,300	$2,000
Fidelity Series Canada Fund	$44,100	$4,200	$10,700	$1,700
Fidelity Series International Growth Fund	$38,400	$3,800	$9,900	$1,500
Fidelity Total Emerging Markets Fund	$52,500	$4,900	$9,800	$2,000

A Amounts may reflect rounding.

B Fidelity Enduring Opportunities Fund and Fidelity Infrastructure Fund commenced operations on November 5, 2019.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2021A	October 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2021A	October 31, 2020A,B
Audit-Related Fees	$8,830,600	$9,069,400
Tax Fees	$354,200	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Enduring Opportunities Fund and Fidelity Infrastructure Funds’ commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2021A	October 31, 2020A,B
Deloitte Entities	$736,200	$717,700
PwC	$14,833,300	$14,506,200

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Enduring Opportunities Fund and Fidelity Infrastructure Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 21, 2021